                                                           Registration No. 333-

    As filed with the Securities and Exchange Commission on December 21, 2004

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         ( ) PRE-EFFECTIVE AMENDMENT NO.

                        ( ) POST-EFFECTIVE AMENDMENT NO.

                         MANUFACTURERS INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                               601 Congress Street
                           Boston, Massachusetts 02210
                    (Address of Principal Executive Offices)

                                  617-663-3000
                  (Registrant's Area Code and Telephone Number)

                            James D. Gallagher, Esq.
                         Manufacturers Investment Trust
                              200 Clarendon Street
                                   59th Floor
                                Boston, MA 02116
                     (Name and Address of Agent for Service)

                                   Copies to:

                              John W. Blouch, Esq.
                               Dykema Gossett PLLC
                                 Franklin Square
                               1300 I Street, N.W.
                                 Suite 300 West
                             Washington, D.C. 20005

      Title of securities being registered: shares of beneficial interest ($.01 par value) of the Registrant.

      Approximate date of proposed public offering: as soon as practicable after this Registration Statement becomes effective.

      No filing fee is required because an indefinite number of shares of the Registrant have previously been registered pursuant to Section 24(f) under the Investment Company Act of 1940.

      It is proposed that this filing become effective on January 20, 2005 pursuant to Rule 488.

                                     PART A

                           INFORMATION REQUIRED IN THE
                           PROXY STATEMENT/PROSPECTUS

                               JOHN HANCOCK TRUST
                               601 Congress Street
                           Boston, Massachusetts 02210

                                                                January 26, 2005

Dear Variable Annuity and Variable Life Contract Owners:

      A Special Meeting of Shareholders of John Hancock Trust (the "Trust") (formerly, Manufacturers Investment Trust) will be held at 601 Congress Street, Boston, Massachusetts 02210, on MARCH 1, 2005 AT 10:30 A.M., EASTERN TIME.

      At the Meeting, shareholders of certain Portfolios of the Trust (the "Acquired Portfolios") will be asked to consider and approve a proposed Agreement and Plan of Reorganization (the "Plan") pursuant to which each Acquired Portfolio will be combined with another, corresponding Portfolio of the Trust (each an "Acquiring Portfolio"). The Acquired Portfolios and their corresponding Acquiring Portfolios are listed below:

ACQUIRED PORTFOLIOS                          ACQUIRING PORTFOLIOS
-------------------                          --------------------
Aggressive Growth Trust                --    Mid Cap Stock Trust
Diversified Bond Trust                 --    Active Bond Trust
Equity Index Trust                     --    500 Index Trust B
Overseas Trust                         --    International Value Trust
Small Company Blend Trust              --    Small Cap Opportunities Trust
Strategic Growth Trust                 --    U.S. Global Leaders Growth Trust

      With respect to the Acquiring Portfolios, the U.S. Global Leaders Growth Trust, International Value Trust, Mid Cap Stock Trust and Small Cap Opportunities Trust are existing Trust Portfolios (the "Existing Acquiring Portfolios"), and the Active Bond Trust and 500 Index Trust B are newly organized Trust Portfolios that will first issue shares in connection with the Portfolio combinations (the "New Acquiring Portfolios").

      Under the Plan: (i) all the assets, subject to all the liabilities, of each Acquired Portfolio will be transferred to its corresponding Acquiring Portfolio in exchange for shares of the Acquiring Portfolio; (ii) the Acquiring Portfolio shares will be distributed to the shareholders of the Acquired Portfolio; and (iii) the Acquired Portfolio will liquidate and terminate (the "Reorganization"). As a result of the Reorganization, each shareholder of the Acquired Portfolio will become a shareholder of the Acquiring Portfolio. The total value of all shares of each Acquiring Portfolio issued in the Reorganization will equal the total value of the net assets of its corresponding Acquired Portfolio. The number of full and fractional shares of each Acquiring Portfolio received by a shareholder of the corresponding Acquired Portfolio will be equal in value to the value of that shareholder's shares of the Acquired Portfolio as of the close of regularly scheduled trading on the New York Stock Exchange on the closing date of the Reorganization (the "Exchange Date"). Holders of Series I, Series II and Series III shares of an Acquired Portfolio will receive, respectively, Series I, Series II and Series III shares of the corresponding Acquiring Portfolio, except that holders of Series I shares of the Equity Index Trust will receive NAV shares, a new Trust share class, of the 500 Index Trust B. Each of the proposed combinations of an Acquired Portfolio with its corresponding Acquiring Portfolio will become effective if approved by the shareholders of the applicable Acquired Portfolio. All share classes of an Acquired Portfolio will vote in the aggregate and not by class. If approved by shareholders, the Reorganization is expected to occur as of the close of regularly scheduled trading on the New York Stock Exchange on April 29, 2005.

      As a result of the Reorganization, shareholders whose assets are invested in an Acquired Portfolio will be able to pursue substantially similar investment objectives and policies in the context of a Portfolio which will be larger and is expected to operate more efficiently and have improved prospects for growth with attendant reductions in overall expenses. In most cases, the fees and expenses of the Acquiring Portfolios will be lower than those of their corresponding Acquired Portfolios.

      The value of your investment will not be affected by the Reorganization. Furthermore, in the opinion of legal counsel, no gain or loss will be recognized by shareholders for federal income tax purposes as a result of the Reorganization transactions. The Acquired Portfolios and corresponding Acquiring Portfolios will bear the expenses of the Reorganization.

                                      * * *

      Although you are not a shareholder of the Trust, your purchase payments and the earnings on such purchase payments under your variable annuity or variable life contracts issued by John Hancock Life Insurance Company (U.S.A.) ("JHLICO (U.S.A.") (formerly, The Manufacturers Life Insurance Company (U.S.A.)) and John Hancock Life Insurance Company of New York ("JHLICO New York) (formerly, The Manufacturers Life Insurance Company of New York) are invested in subaccounts of separate accounts established by JHLICO (U.S.A.) and JHLICO New York, and each subaccount invests in shares of one of the Acquired Portfolios. You have the right to instruct JHLICO (U.S.A.) or JHLICO New York, as appropriate, how the shares of the Trust attributable to your contract are voted. The number of votes for which you may give instructions for any Acquired Portfolio is determined as of the record date by dividing your contract value (or the reserve for a contract after its maturity date) allocated to the subaccount in which shares of such Portfolio are held by the value per share of that Portfolio of the Trust. Fractional votes are counted. JHLICO (U.S.A.) and JHLICO New York will vote all shares of the Trust issued to such companies, and the Trust will vote all shares held by its five "Lifestyle Portfolios" which are Portfolios that invest in other Trust Portfolios, in proportion to the timely instructions received from owners of the contracts participating in separate accounts registered under the Investment Company Act of 1940.

      Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement/ Prospectus for the Trust, and a Voting Instructions Form for each Acquired Portfolio in which your contract values were invested as of December 31, 2004. The number of shares that represents your voting interest (determined as explained above) appears in each Voting Instructions Form. The Proxy Statement/Prospectus provides background information and describes, in detail, each of the matters to be voted on at the Meeting.

      THE BOARD OF TRUSTEES OF THE TRUST HAS UNANIMOUSLY VOTED IN FAVOR OF THE PROPOSED REORGANIZATION AND RECOMMENDS THAT YOU GIVE VOTING INSTRUCTIONS FOR ITS APPROVAL.

      IN ORDER FOR SHARES TO BE VOTED AT THE MEETING BASED ON YOUR INSTRUCTIONS, WE URGE YOU TO READ THE PROXY STATEMENT/PROSPECTUS AND THEN COMPLETE AND MAIL YOUR VOTING INSTRUCTIONS FORM(S) IN THE ATTACHED POSTAGE-PAID ENVELOPE, ALLOWING SUFFICIENT TIME FOR THEIR RECEIPT BY FEBRUARY 28, 2005.

      If you have any questions regarding the Reorganization, please call one of the following numbers:

--For JHLICO (U.S.A.) variable annuity contracts:             (800) 344-1029
--For JHLICO (U.S.A.) variable life contracts:                (800) 827-4546
--For JHLICO New York variable annuity contracts:             (800) 551-2078
--For JHLICO New York variable life contracts:                (888) 267-7784

                                                Sincerely,

                                                /s/ ANDREW CORSELLI

                                                Andrew Corselli
                                                Secretary
                                                John Hancock Trust

                               JOHN HANCOCK TRUST
                               601 Congress Street
                           Boston, Massachusetts 02210

                                                                January 26, 2005

Dear Shareholders:

      A Special Meeting of Shareholders of John Hancock Trust (the "Trust") (formerly, Manufacturers Investment Trust) will be held at 601 Congress Street, Boston, Massachusetts 02210, on MARCH 1, 2005 AT 10:30 A.M., EASTERN TIME.

      At the Meeting, shareholders of certain Portfolios of the Trust (the "Acquired Portfolios") will be asked to consider and approve a proposed Agreement and Plan of Reorganization (the "Plan") pursuant to which each Acquired Portfolio will be combined with another, corresponding Portfolio of the Trust (each an "Acquiring Portfolio"). The Acquired Portfolios and their corresponding Acquiring Portfolios are listed below:

ACQUIRED PORTFOLIOS                          ACQUIRING PORTFOLIOS
-------------------                          --------------------
Aggressive Growth Trust                --    Mid Cap Stock Trust
Diversified Bond Trust                 --    Active Bond Trust
Equity Index Trust                     --    500 Index Trust B
Overseas Trust                         --    International Value Trust
Small Company Blend Trust              --    Small Cap Opportunities Trust
Strategic Growth Trust                 --    U.S. Global Leaders Growth Trust

      With respect to the Acquiring Portfolios, the U.S. Global Leaders Growth Trust, International Value Trust, Mid Cap Stock Trust and Small Cap Opportunities Trust are existing Trust Portfolios (the "Existing Acquiring Portfolios"), and the Active Bond Trust and 500 Index Trust B are newly organized Trust Portfolios that will first issue shares in connection with the Portfolio combinations (the "New Acquiring Portfolios").

      As the trustee of a qualified pension or retirement plan ("qualified plan") holding Series III shares of one or more of the Acquired Portfolios, you are being asked to vote with respect to the proposed combination of each applicable Acquired Portfolio.

      Under the Plan: (i) all the assets, subject to all the liabilities, of each Acquired Portfolio will be transferred to its corresponding Acquiring Portfolio in exchange for shares of the Acquiring Portfolio; (ii) the Acquiring Portfolio shares will be distributed to the shareholders of the Acquired Portfolio; and (iii) the Acquired Portfolio will liquidate and terminate (the "Reorganization"). As a result of the Reorganization, each shareholder of the Acquired Portfolio will become a shareholder of the Acquiring Portfolio. The total value of all shares of each Acquiring Portfolio issued in the Reorganization will equal the total value of the net assets of its corresponding Acquired Portfolio. The number of full and fractional shares of each Acquiring Portfolio received by a shareholder of the corresponding Acquired Portfolio will be equal in value to the value of that shareholder's shares of the Acquired Portfolio as of the close of regularly scheduled trading on the New York Stock Exchange on the closing date of the Reorganization (the "Exchange Date"). Holders of Series I, Series II and Series III shares of an Acquired Portfolio will receive, respectively, Series I, Series II and Series III shares of the corresponding Acquiring Portfolio, except that holders of Series I shares of the Equity Index Trust will receive NAV shares, a new Trust share class, of the 500 Index Trust B. Each of the proposed combinations of an Acquired Portfolio with its corresponding Acquiring Portfolio will become effective if approved by the shareholders of the applicable Acquired Portfolio. All share classes of an Acquired Portfolio will vote in the aggregate and not by class. If approved by shareholders, the Reorganization is expected to occur as of the close of regularly scheduled trading on the New York Stock Exchange on April 29, 2005.

      As a result of the Reorganization, shareholders whose assets are invested in an Acquired Portfolio will be able to pursue substantially similar investment objectives and policies in the context of a fund which will be larger and is expected to operate more efficiently and have improved prospects for growth with attendant reductions in overall expenses. In most cases the fees and expenses of the Acquiring Portfolios will be lower than those of their corresponding Acquired Portfolios.

      The value of your investment will not be affected by the Reorganization. Furthermore, in the opinion of legal counsel, no gain or loss will be recognized by shareholders for federal income tax purposes as a result of the Reorganization transactions. The Acquired Portfolios and corresponding Acquiring Portfolios will bear the expenses of the Reorganization.

                                      * * *

      Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement/ Prospectus for the Trust, and a Proxy Card for each Acquired Portfolio in which you held shares as the trustee of a qualified plan on December 31, 2004, the record date for the meeting. The Proxy Statement/Prospectus provides background information and describes, in detail, the matters to be voted on at the Meeting.

      THE BOARD OF TRUSTEES OF THE TRUST HAS UNANIMOUSLY VOTED IN FAVOR OF THE PROPOSED REORGANIZATION AND RECOMMENDS THAT YOU VOTE FOR ITS APPROVAL.

      IN ORDER FOR SHARES TO BE VOTED AT THE MEETING, WE URGE YOU TO READ THE PROXY STATEMENT/PROSPECTUS AND THEN COMPLETE AND MAIL YOUR PROXY CARD IN THE ATTACHED POSTAGE-PAID ENVELOPE, ALLOWING SUFFICIENT TIME FOR ITS RECEIPT BY FEBRUARY 28, 2005.

      If you have any questions regarding the Reorganization, please call John Hancock Distributors LLC (formerly, Manulife Financial Securities, LLC), which provides certain administrative services for the qualified plan, at (800) 344-1029.

                                                Sincerely,

                                                /s/ ANDREW CORSELLI

                                                Andrew Corselli
                                                Secretary
                                                John Hancock Trust

                               JOHN HANCOCK TRUST
                               601 Congress Street
                           Boston, Massachusetts 02210

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF JOHN HANCOCK TRUST:
(Aggressive Growth Trust, Diversified Bond Trust,
Equity Index Trust, Overseas Trust, Small Company
Blend Trust and Strategic Growth Trust)

      Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of John Hancock Trust (the "Trust") (formerly Manufacturers Investment Trust) will be held at 601 Congress Street, Boston, Massachusetts 02210, on MARCH 1, 2005 AT 10:30 A.M., EASTERN TIME. A Proxy
Statement/Prospectus which provides information about the purposes of the Meeting is included with this notice. The Meeting will be held for the following purposes:

Proposal 1         Approval of Agreement and Plan of Reorganization providing for the combination of the
                   Aggressive Growth Trust into the Mid Cap Stock Trust.
                         (Shareholders of the Aggressive Growth Trust will vote on Proposal 1.)

Proposal 2         Approval of Agreement and Plan of Reorganization providing for the combination of the
                   Diversified Bond Trust into the Active Bond Trust.
                         (Shareholders of the Diversified Bond Trust will vote on Proposal 2.)

Proposal 3         Approval of Agreement and Plan of Reorganization providing for the combination of the
                   Equity Index Trust into the 500 Index Trust B.
                         (Shareholders of the Equity Index Trust will vote on Proposal 3.)

Proposal 4         Approval of Agreement and Plan of Reorganization providing for the combination of the
                   Overseas Trust into the International Value Trust.
                         (Shareholders of the Overseas Trust will vote on Proposal 4.)

Proposal 5         Approval of Agreement and Plan of Reorganization providing for the combination of the
                   Small Company Blend Trust into the Small Cap Opportunities Trust.
                          (Shareholders of the Small Company Blend Trust will vote on Proposal 5.)

Proposal 6         Approval of Agreement and Plan of Reorganization providing for the combination of  the
                   Strategic Growth Trust into the U.S. Global Leaders Growth Trust.
                         (Shareholders of the Strategic Growth will vote separately on Proposal 6.)

                   Any other business that may properly come before the Meeting.

      THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSALS.

      Approval of each Proposal will require the affirmative vote of the holders of at least a "Majority of the Outstanding Voting Securities" (as defined in the accompanying Proxy Statement/Prospectus) of the Acquired Portfolio. By approving the Plan, shareholders of the Acquired Portfolios will be deemed to have waived certain of the Trust's investment limitations insofar as they might be deemed to apply to the transactions contemplated by the Plan.

      Each shareholder of record at the close of business on December 31, 2004 is entitled to receive notice of and to vote at the Meeting.

                                                     Sincerely yours,

                                                     /s/ ANDREW CORSELLI
                                                     Andrew Corselli
                                                     Secretary

January 26, 2005
Boston, Massachusetts

                               JOHN HANCOCK TRUST
                               601 Congress Street
                           Boston, Massachusetts 02210

                                 ---------------

                           PROXY STATEMENT/PROSPECTUS
                         SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 1, 2005

                        RELATING TO THE COMBINATIONS OF:

          (1) THE AGGRESSIVE GROWTH TRUST INTO THE MID CAP STOCK TRUST;
           (2) THE DIVERSIFIED BOND TRUST INTO THE ACTIVE BOND TRUST;
             (3) THE EQUITY INDEX TRUST INTO THE 500 INDEX TRUST B;
           (4) THE OVERSEAS TRUST INTO THE INTERNATIONAL VALUE TRUST;
  (5) THE SMALL COMPANY BLEND TRUST INTO THE SMALL CAP OPPORTUNITIES TRUST; AND
    (6) THE STRATEGIC GROWTH TRUST INTO THE U.S. GLOBAL LEADERS GROWTH TRUST

      This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Trustees (the "Board" or "Trustees") of John Hancock Trust (the "Trust") (formerly, Manufacturers Investment Trust) of proxies to be used at a special meeting of shareholders of the Trust to be held at 601 Congress Street, Boston, Massachusetts 02210, on MARCH 1, 2005, AT 10:30 A.M., EASTERN TIME (the "Meeting").

      At the Meeting, shareholders of the Acquired Portfolios of the Trust listed below (the "Acquired Portfolios") will be asked to consider and approve a proposed Agreement and Plan of Reorganization (the "Plan") providing for the combination of each Acquired Portfolio into the corresponding Acquiring Portfolio of the Trust listed below (collectively, the "Acquiring Portfolios"):

ACQUIRED PORTFOLIOS                          ACQUIRING PORTFOLIOS
-------------------                          --------------------
Aggressive Growth Trust                --    Mid Cap Stock Trust
Diversified Bond Trust                 --    Active Bond Trust
Equity Index Trust                     --    500 Index Trust B
Overseas Trust                         --    International Value Trust
Small Company Blend Trust              --    Small Cap Opportunities Trust
Strategic Growth Trust                 --    U.S. Global Leaders Growth Trust

      With respect to the Acquiring Portfolios, the U.S. Global Leaders Growth Trust, International Value Trust, Mid Cap Stock Trust and Small Cap Opportunities Trust are existing Trust Portfolios (the "Existing Acquiring Portfolios"), and the Active Bond Trust and 500 Index Trust B are newly organized Trust Portfolios that will first issue shares in connection with the Portfolio combinations (the "New Acquiring Portfolios").

      Under the Plan: (i) all the assets, subject to all the liabilities, of each Acquired Portfolio will be transferred to its corresponding Acquiring Portfolio in exchange for shares of the Acquiring Portfolio; (ii) the Acquiring Portfolio shares will be distributed to the shareholders of the Acquired Portfolio; and (iii) the Acquired Portfolio will liquidate and terminate (the "Reorganization"). As a result of the Reorganization, each shareholder of an Acquired Portfolio will become a shareholder of the corresponding Acquiring Portfolio. The total value of all shares of each Acquiring Portfolio issued in the Reorganization will equal the total value of the net assets of its corresponding Acquired Portfolio. The number of full and fractional shares of each Acquiring Portfolio received by a shareholder of the corresponding Acquired Portfolio will be equal in value to the value of that shareholder's shares of the Acquired Portfolio as of the close of regularly scheduled trading on the New York Stock Exchange on the closing date of the Reorganization (the "Exchange Date"). Holders of Series I, Series II and Series III shares of an Acquired Portfolio will receive, respectively, Series I, Series II and Series III shares of the corresponding Acquiring Portfolio, except that holders of Series I shares of the Equity Index Trust will receive NAV shares, a new Trust share class, of the 500 Index Trust B. Each of the proposed combinations of an Acquired Portfolio with its corresponding Acquiring Portfolio will become effective if approved by the shareholders of the applicable Acquired Portfolio. All share classes of an Acquired Portfolio will vote in the aggregate and not by class. If approved by shareholders, the Reorganization is expected to occur as of the close of regularly scheduled trading on the New York Stock Exchange on April 29, 2005. The terms and conditions of the Reorganization are more fully described in this Proxy Statement/Prospectus and in the Agreement and Plan of Reorganization attached hereto as Exhibit A.

      This Proxy Statement/Prospectus contains information shareholders should know before voting on the Reorganization. Please read it carefully and retain it for future reference. The Trust's Annual and Semi-Annual Reports to Shareholders contain additional information about the investments of the Acquired Portfolios and the Existing Acquiring Portfolios, and the Annual Report contains discussions of the market conditions and investment strategies that significantly affected such Portfolios during their fiscal year ended December 31, 2003. Copies of these reports may be obtained at no charge by calling the respective toll free numbers listed below.

      For a more detailed discussion of the investment management arrangements, the investment objectives and policies and the risks of the Acquired Portfolios, see the Prospectus for the Trust dated May 1, 2004 (as supplemented) (the "Prospectus") which is incorporated by reference into this Proxy Statement/Prospectus. A Statement of Additional Information dated January 26, 2005 (the "Statement of Additional Information") relating to this Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission ("SEC") and is also incorporated by reference into this Proxy Statement/Prospectus. Copies of these documents may be obtained without charge by writing to the Trust at the address noted above or by calling the appropriate toll free number listed below. If shareholders have any questions regarding the Reorganization, please call the appropriate toll free number listed below:

      --(800) 344-1029 (JHLICO (U.S.A.) variable annuity contracts);
      --(800) 827-4546 (JHLICO (U.S.A.) variable life contracts);
      --(800) 551-2078 (JHLICO New York variable annuity contracts);
      --(888) 267-7784 (JHLICO New York variable life contracts); or
      --(800) 344-1029 (John Hancock Distributors LLC -- qualified pension or retirement plans).

      The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the "1940 Act") and files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the Public Reference Room of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549-0102 (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090). Such materials are also available on the SEC's EDGAR Database on its Internet site at www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email request addressed to public info@sec.gov or by writing to the SEC's Public Reference Room.

      THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

        The date of this Proxy Statement/ Prospectus is January 26, 2005.

                                TABLE OF CONTENTS

INTRODUCTION                                                                                              PAGE
OVERVIEW OF THE PROPOSED REORGANIZATION...............................................................

PROPOSAL 1          Approval of Agreement and Plan of Reorganization providing for the combination of the Aggressive Growth Trust into the Mid Cap Stock Trust.......................

PROPOSAL 2          Approval of Agreement and Plan of Reorganization providing for the combination of the Diversified Bond Trust into the Active Bond Trust..........................

PROPOSAL 3          Approval of Agreement and Plan of Reorganization providing for the combination of the Equity Index Trust into the 500 Index Trust B..............................

PROPOSAL 4          Approval of Agreement and Plan of Reorganization providing for the combination of the Overseas Trust into the International Value Trust..........................

PROPOSAL 5          Approval of Agreement and Plan of Reorganization providing for the combination of the Small Company Blend Trust into the Small Cap Opportunities Trust...........

PROPOSAL 6          Approval of Agreement and Plan of Reorganization providing for the combination of the Strategic Growth Trust into the U.S. Global Leaders Growth Trust...........

INFORMATION ABOUT THE REORGANIZATION..................................................................

                    Agreement and Plan of Reorganization..............................................
                    Reasons for the Reorganization....................................................
                    Board Consideration of the Reorganization.........................................
                    Description of Securities to be Issued............................................
                    Federal Income Tax Consequences...................................................
CAPITALIZATION    ....................................................................................
ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS...........................................................

                    Multiple Classes of Shares........................................................
                    Rule 12b-1 Fees...................................................................
                    Dividends and Distributions.......................................................
                    Purchase and Redemption of Shares.................................................
                    Tax Matters.......................................................................
                    Massachusetts Business Trust......................................................

ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES AND TECHNIQUES AND RISK FACTORS......................
                    Additional Investment Policies....................................................
                    Hedging and Other Strategic Transactions..........................................
                    Risks of Investing in Certain Types of Securities.................................
VOTING INFORMATION....................................................................................
FINANCIAL STATEMENTS..................................................................................
LEGAL MATTERS.........................................................................................
OTHER INFORMATION.....................................................................................

EXHIBIT A           Form of Agreement and Plan of Reorganization......................................
APPENDIX A          Debt Security Ratings.............................................................
APPENDIX B          Portfolio Descriptions: Investment Objectives and Strategies, Risks and
                    Performance ......................................................................
APPENDIX C          Financial Highlights .............................................................

                                  INTRODUCTION

      This Proxy Statement/Prospectus/is furnished in connection with the solicitation by the Trust's Board of Trustees of proxies to be used at a special meeting of shareholders of the Trust to be held at 601 Congress Street, Boston, Massachusetts 02210, on MARCH 1, 2005, AT 10:30 A.M., BOSTON TIME (the "Meeting"). Pursuant to the Trust's Agreement and Declaration of Trust, the Board has designated December 31, 2004 as the record date for determining shareholders eligible to vote at the Meeting (the "Record Date"). All shareholders of record at the close of business on December 31, 2004 are entitled to one vote for each share (and fractional votes for fractional shares) of beneficial interest of the Trust held.

      The Trust. The Trust is a Massachusetts business trust which is a no-load open-end investment company, commonly known as a mutual fund, registered under the 1940 Act. The Trust currently offers [79] separate series (each a "Portfolio"), including the Acquired Portfolios and the Acquiring Portfolios.

      The Trust does not sell its shares directly to the public but generally only to insurance companies and their separate accounts as the underlying investment media for variable annuity and variable life insurance contracts ("contracts"), certain entities affiliated with the insurance companies and trustees of qualified pension and retirement plans ("qualified plans"). Shares of the Trust are sold principally to John Hancock Life Insurance Company (U.S.A.) ("JHLICO (U.S.A.)") (formerly, The Manufacturers Life Insurance Company (U.S.A.)), John Hancock Life Insurance Company of New York ("JHLICO New York") (formerly, The Manufacturers Life Insurance Company of New York), certain Portfolios of the Trust (the "Lifestyle Portfolios") that invest in other Trust Portfolios and qualified plans for which John Hancock Distributors LLC ("JH Distributors" or the "Distributor") (formerly, Manulife Financial Securities,
LLC) provides certain administrative services. Each of JHLICO (U.S.A.), JHLICO New York and JH Distributors is a wholly-owned subsidiary of The Manufacturers Life Insurance Company ("Manulife"), a Canadian stock life insurance company. Manulife Financial Corporation ("MFC") is the holding company of Manulife and its subsidiaries, collectively known as Manulife Financial. The principal offices of Manulife Financial are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

      Investment Management. John Hancock Investment Management Services, LLC ("JHIMS") (formerly, Manufacturers Securities Services, LLC), a wholly-owned subsidiary of JHLICO (U.S.A.), serves as investment adviser for the Trust and for each Portfolio that has an adviser. As adviser, JHIMS administers the business and affairs of the Trust and selects, contracts with and compensates subadvisers which manage the investment and reinvestment of the assets of the Portfolios. JHIMS does not itself manage any portfolio assets but has ultimate responsibility to oversee the subadvisers. In this connection, JHIMS (i) monitors the compliance of the subadvisers with the investment objectives and policies of the Portfolios, (ii) reviews the performance of the subadvisers and
(iii) reports periodically on such performance to the Board.

      JHIMS is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). Each of the subadvisers to the Acquired and Acquiring Portfolios is also registered as an investment adviser under the Advisers Act or is exempt from such registration.

                     OVERVIEW OF THE PROPOSED REORGANIZATION

      FORM AND CONSEQUENCES OF THE REORGANIZATION. At its meeting held on December 13, 2004, the Board of Trustees, including all the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust (the "Independent Trustees"), approved an Agreement and Plan of Reorganization (the "Plan") providing for the combinations of the Acquired Portfolios into their corresponding Acquiring Portfolios (the "Combinations"). In connection with each Combination, the Plan provides for: (i) the transfer of all the assets, subject to all of the liabilities, of the Acquired Portfolio to its corresponding Acquiring Portfolio in exchange for shares of the Acquiring Portfolio; (ii) the distribution to shareholders of the Acquired Portfolio of such Acquiring Portfolio shares; and (ii) the liquidation and termination of the Acquired Portfolio.

      As a result of the Reorganization, each shareholder of an Acquired Portfolio will become a shareholder of its corresponding Acquiring Portfolio. In each Combination, the Acquiring Portfolio will issue a number of shares with a total value equal to the total value of the net assets of its corresponding Acquired Portfolio, and each shareholder of the Acquired Portfolio will receive a number of full and fractional shares of the Acquiring Portfolio with a total value equal to the total value of that shareholder's shares of the Acquired Portfolio, as of the close of regularly scheduled trading on the New York Stock Exchange on the closing date of the Reorganization (the "Exchange Date"). Holders of Series I, Series II and Series III shares of an Acquired Portfolio will receive, respectively, Series I, Series II and Series III shares of the corresponding Acquiring Portfolio, except that holders of the Series I shares of the Equity Index Trust will receive NAV shares, a new Trust share class, of the 500 Index Trust B.

      No gain or loss will be recognized by any Acquired Portfolio, Acquiring Portfolio or shareholder of an Acquired Portfolio for federal income tax purposes as a result of the Reorganization. See "Information About the Reorganization -- Federal Income Tax Consequences."

      The Reorganization will not result in any material change in the purchase and redemption procedures followed with respect to the distribution of shares. See "Additional Information About the Portfolios - Purchase and Redemption of Shares."

      Shareholders will not incur directly any fee in connection with the Reorganization. However, the expenses of the Reorganization will be borne by the Acquired Portfolios and Acquiring Portfolios, and shareholders of (and contract owners participating in) these Portfolios will therefore bear indirectly their proportionate shares of such expenses.

      REASONS FOR THE REORGANIZATION. The Reorganization is being proposed and will be effected in connection with another fund reorganization providing for the combination into certain Portfolios of the Trust, including three of the Acquiring Portfolios - the Mid Cap Stock Trust, Active Bond Trust and 500 Index Trust B -- of corresponding series of John Hancock Variable Series Trust I ("JHVST") (the "JHVST Reorganization"). JHVST is also a no-load, open-end investment company registered under the 1940 Act, and the shares of its series (the "JHVST Funds") are also generally sold only to insurance companies and their separate accounts as the underlying investment media for variable contracts. Shares of the JHVST Funds are sold principally to the John Hancock Life Insurance Company ("JHLICO") and the John Hancock Variable Life Insurance Company ("JHVLICO").

      Effective April 28, 2004, MFC, the ultimate parent entity of JHLICO (U.S.A.) and JHLICO New York as described above, acquired John Hancock Financial Services, Inc., the parent entity of JHLICO and JHVLICO. As a result of that acquisition, the combined Manulife/John Hancock companies now sponsor two variable insurance products funds in the United States: the Trust and JHVST. Management of the Trust, JHVST and the insurance companies to which those funds principally sell their shares have proposed to combine the JHVST Funds into corresponding Trust Portfolios to create a single, larger variable insurance products fund that is expected to eliminate certain duplicate costs and redundant investment options and to operate with greater efficiency. The Board of Trustees of JHVST has approved the JHVST Reorganization and, subject to approval by the shareholders of JHVST at a shareholders meeting scheduled for April 4, 2005 (the "JHVST Shareholders Meeting"), the proposed combinations of JHVST Funds into Trust Portfolios, including the three Acquiring Portfolios named above, are scheduled to become effective on April 29, 2005, at the same time as the Reorganization. See "Capitalization."

      The main purpose of the Reorganization is to further implement the rationalization and consolidation of investment options included in the JHVST Reorganization. The proposed Combinations of Portfolios that would be effected by the Reorganization are intended to provide the Trust with a more competitive line up of investment options while at the same time enabling shareholders whose assets are invested in the Acquired Portfolios to pursue substantially similar investment objectives and policies in the context of combined Acquired and Acquiring Portfolios that will have larger assets (taking into account the expected "JHVST Reorganization" described above) and are expected to be managed more efficiently and have improved prospects for growth with attendant reductions in overall expenses. Contract values will be the same immediately after as immediately before the Reorganization. In most cases, the Combinations will result in Acquiring Portfolios with expense ratios that are lower than those of their corresponding Acquired Portfolios. Where the expense ratios for the Acquiring Portfolio are higher, the Board has determined that the higher expense ratios are competitive and within industry norms and are outweighed by the benefits of the Reorganization.

      With respect to each Combination, the Board has determined that the expected advantages to shareholders more than outweigh any disadvantages and that the Combination will be in the best interests of shareholders. The factors that the Board considered in deciding to approve the Reorganization are discussed below under "Information About the Reorganization - Board Consideration of the Reorganization." Particular factors that the Board considered in approving each Combination are discussed with respect to the Proposal dealing with that Combination under "Board Consideration of the Combination."

      TRUST SHAREHOLDERS MEETING. The Board of Trustees of the Trust has approved a management fee increase of 0.10% with respect to most Trust Portfolios, including all the Acquired Portfolios except the Equity Index Trust, and all the Existing Acquiring Portfolios, and has directed that such proposal be submitted to shareholders of the affected Portfolios at a Trust Shareholders Meeting which is also scheduled for March 1, 2005 (the "Trust Shareholders Meeting"). With respect to such affected Portfolios, the Board of Trustees also approved a corresponding 0.10% decrease in Rule 12b-1 distribution fees which will go into effect with the increase in management fees.

      The information set forth below under each of the Proposals is a summary of more complete information appearing later in or incorporated by reference into this Proxy Statement/Prospectus. Shareholders should read the entire Proxy Statement/Prospectus carefully.

                                   PROPOSAL 1

         APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR
                 THE COMBINATION OF THE AGGRESSIVE GROWTH TRUST
                          INTO THE MID CAP STOCK TRUST
                         (Aggressive Growth Trust Only)

                                    OVERVIEW

      For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Proposed Reorganization."

                 COMPARISON OF ACQUIRED AND ACQUIRING PORTFOLIOS

                             AGGRESSIVE GROWTH TRUST                        MID CAP STOCK TRUST
                               (ACQUIRED PORTFOLIO)                        (ACQUIRING PORTFOLIO)
                    -----------------------------------------   -----------------------------------------
APPROXIMATE         $405,905,886                                $495,424,701*
NET ASSETS                                                      *Assets do not reflect a JHVST Fund
AS OF 6/30/04:                                                  combination expected to become effective
                                                                April 29, 2005. See "Capitalization."

INVESTMENT          JHIMS.                                      JHIMS.
ADVISER:

INVESTMENT          A I M Capital Management, Inc. ("AIM")      Wellington Management Company, LLP
SUBADVISER AND                                                  ("Wellington Management")
PORTFOLIO           The portfolio managers are:
MANAGERS:           Karl Farmer (since May, 2003)               The portfolio manager is:
                    --Portfolio Manager for AIM                 Michael Carmen (since 2000)
                    Jay K. Rushkin (lead manager) (since 2000)  -- Senior Vice President of Wellington
                    --Portfolio Manager for AIM
                    Juliet Ellis (since September, 2004)
                    --Portfolio Manager for AIM
                    Juan Hartsfield (since September, 2004)

INVESTMENT          To seek long-term capital appreciation.     To seek long-term growth of capital.
OBJECTIVE:

PRINCIPAL           The Portfolio invests principally in        The Portfolio invests primarily in equity
INVESTMENT          common stocks, of companies the             securities of mid-sized companies with
STRATEGY:           subadviser believes are expected to         significant capital appreciation potential.
                    achieve earnings growth over time at a
                    rate in excess of 15% per year.             The subadviser seeks to achieve the
                                                                Portfolio's objective by investing, under
                    Many of these companies are in the small    normal market conditions, at least 80% of
                    and medium-sized growth categories.  The    the Portfolio's net assets (plus any
                    subadviser focuses on companies that are    borrowings for investment purposes) in
                    likely to benefit from new or innovative    equity securities of medium-sized companies
                    products, services or processes that        with significant capital appreciation
                    should enhance prospects for future         potential. The Portfolio tends to invest
                    growth in earnings. As a result of this     in companies whose capitalization is
                    policy, the market prices of many of the    similar to the market capitalization of
                    securities purchased and held by the        companies in the Russell Mid Cap Index.
                    portfolio may fluctuate widely.  Any
                    income received from securities held by     The subadviser's investment approach while
                    the Portfolio will be incidental.           based primarily on proprietary fundamental
                                                                analysis may also be shaped by secular and
                                                                industry themes. Fundamental analysis
                    The Portfolio's portfolio is primarily      involves the assessment of a company
                    comprised of securities of two basic        through such factors as its business
                    categories of companies:                    environment, management, balance sheet,
                    (1) "core" companies, which the             income statement, anticipated
                    subadviser considers to have experienced
                    above-average and consistent long-term
                    growth in earnings

                    and to have excellent prospects for         earnings, revenues and other related measures of
                    outstanding future growth; and              value.
                    (2) "earnings acceleration" companies       In analyzing companies for investment, the
                    which the subadviser believes are           subadviser looks for, among other things, a
                    currently enjoying a dramatic increase in   strong balance sheet, strong earnings
                    profits.                                    growth, attractive industry dynamics,
                                                                strong competitive advantages (e.g., great
                                                                management teams), and attractive relative
                                                                value within the context of a security's
                                                                primary trading market.

OTHER               The Portfolio may invest up to 25% of its   The Portfolio may invest up to 10% of its
INVESTMENT          total assets in foreign securities.         assets in foreign securities.
STRATEGIES:         American Depository Receipts ("ADRs")
                    and European Depository Receipts
                    ("EDRs") and other securities
                    representing underlying securities of
                    foreign issuers are treated as foreign
                    securities and included in this 25%
                    limitation.

                    The Portfolio may also invest in:
                    --large, seasoned companies which in the judgment of the subadviser possess superior potential returns similar to companies with formative growth profiles;
                    --established smaller companies (under
                    $500 million in market capitalization)
                    which offer exceptional value based upon substantially above average earnings growth potential relative to market value; and
                    --non-equity securities, such as
                    corporate bonds or U.S. Government
                    obligations during periods when, in the
                    opinion of the subadviser, prevailing
                    market, financial, or economic
                    conditions warrant, as well as when such holdings are advisable in light of a change in circumstances of a particular company or within a particular industry.

HEDGING AND         The Portfolio may: (1) purchase and sell    The Portfolio is authorized to use various
OTHER STRATEGIES:   stock index futures contracts, (2)          hedging strategies, including
                    purchase options on stock index futures     exchange-listed and over-the-counter put
                    as a hedge against changes in market        and call options on securities, financial
                    conditions, (3) purchase and sell futures   futures contracts and fixed income indices
                    contracts and purchase related options in   and other financial instruments, financial
                    order to hedge the value of its portfolio   futures contracts, interest rate
                    against changes in market conditions, (4)   transactions and currency transactions.
                    write (sell) covered call options (up to
                    25% of the value of the Portfolio's net
                    assets), (5) enter into foreign exchange
                    transactions to hedge against possible
                    variations in foreign exchange rates
                    between currencies of countries in which
                    the portfolio is invested including: the
                    direct purchase or sale of foreign
                    currency, the purchase or sale of options
                    on futures contracts with respect to
                    foreign currency, the purchase or sale of
                    forward contracts, exchange traded
                    futures contracts and options of futures
                    contracts.

TEMPORARY           In abnormal market conditions, the Portfolio may take temporary defensive measures -
DEFENSIVE           such as holding large amounts of cash and cash equivalents - that are inconsistent with
INVESTING:          the Portfolio's primary investment strategy.  In taking those measures, the Portfolio may not achieve its investment goal.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

      The investment objectives, policies and risks of the Acquired and Acquiring Portfolios are substantially similar. Both Portfolios seek long-term growth of capital or capital appreciation by investing primarily in equity securities of mid-sized companies. Both Portfolios may invest in foreign securities.

      The Portfolios differ primarily in that the Acquired Portfolio emphasizes companies with earnings growth potential while the Acquiring Portfolio emphasizes companies with capital appreciation potential. In addition, the Acquired Portfolio may invest up to 25% of its assets, compared to 10% for the Acquiring Portfolio, in foreign securities and may also invest in large, seasoned companies, established smaller companies (under $500 million in market capitalization) and non-equity securities, such as corporate bonds or U.S. Government obligations.

      At present the investment objectives of the Acquired and Acquiring Portfolios may not be changed without shareholder approval. However, the Board, at its December 13, 2004 meeting, approved a proposal that would permit the investment objective of each Portfolio to be changed without shareholder approval and directed that the proposal be submitted to shareholders at the Trust Shareholders Meeting.

      The investment objectives and strategies of the Acquired and Acquiring Portfolios are more fully described in Appendix B ("Portfolio Descriptions:
Investment Objectives and Strategies, Risks and Performance"). The various hedging strategies available to both Portfolios are described below under "Additional Information About Investment Policies and Techniques and Risk Factors - Hedging and Other Strategic Transactions."

      For a comparison of the principal risks of investing in the Acquired and Acquiring Portfolios, see "Comparison of Principal Investment Risks" below.

                       FEES AND EXPENSES OF THE PORTFOLIOS

      The following table sets forth: (i) the ratios of expenses to average net assets of the Series I, Series II and Series III shares of the Acquired Portfolio and the Acquiring Portfolio for the year ended December 31, 2003; and
(ii) the pro forma expense ratios of the Series I, Series II and Series III shares of the Acquiring Portfolio assuming that the Combination had occurred at the commencement of the year ended December 31, 2003, and based upon the fee arrangements that will be in place upon the consummation of the Combination. The expense ratios and examples below do not reflect the fees and expenses of any variable insurance contract that may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, the expense ratios and shareholder expenses figures would be higher.

                         ANNUAL FUND OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                                                           MID CAP STOCK TRUST
                        AGGRESSIVE GROWTH TRUST            MID CAP STOCK TRUST            (Acquiring Portfolio)
                         (Acquired Portfolio)             (Acquiring Portfolio)                (PRO FORMA)
                     SERIES I  SERIES II  SERIES III SERIES I  SERIES II  SERIES III  SERIES I SERIES II  SERIES III
                     --------  ---------  ---------- --------  ---------  ----------  -------- ---------  ----------
MANAGEMENT FEE (1)     0.95%     0.95%   0.95%         0.87%     0.87%    0.87%        0.86%     0.86%    0.86%
12b-1 FEES (1)         0.05%     0.25%   0.40%         0.05%     0.25%    0.40%        0.05%     0.25%    0.40%
OTHER EXPENSES         0.09%     0.09%   0.09%(2)(3)   0.07%     0.07%   38.22%(2)(3)  0.05%     0.05%   33.27%(2)(3)
TOTAL FUND ANNUAL      1.09%     1.29%   1.44%         0.99%     1.19%   39.49%        0.96%     1.16%   34.53%
EXPENSES

----------------------
(1) The amounts shown as management fees reflect a proposed fee increase of 0.10% which the Board of Trustees approved at its meeting on December 13, 2004 and directed be submitted to shareholders of the Acquired and Acquiring Portfolios for their consideration at the Trust Shareholders Meeting. The amounts shown as 12b-1 fees reflect a corresponding 0.10% decrease in such fees which the Board approved at the same time and which will go into effect with the increase in management fees.

(2) Annualized - for the period from September 5, 2003 (commencement of offering of Series III shares) to December 31, 2003.

(3) JHIMS has voluntarily agreed to reimburse transfer agency fees and blue sky expenses of Series III shares. This voluntary expense reimbursement may be terminated at any time and is not reflected in the table. If such expense reimbursement were reflected, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" would be 0.07% and 1.34%, respectively, in Mid Cap Stock and 0.05% and 1.31%, respectively in Mid Cap Stock Pro Forma.

      EXAMPLES: The following examples are intended to help shareholders compare the costs of investing in the Series I, Series II and Series III shares of the Acquired and Acquiring Portfolios. The example assumes that a shareholder invests $10,000 in the particular Portfolio for the time periods indicated and redeems all of the shares at the end of those periods. The example also assumes that a shareholder's investment has a 5% return each year and that each Portfolio's operating expense levels remain the same as those set forth in the expense table above. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING PORTFOLIO. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                                                                          MID CAP STOCK TRUST
                      AGGRESSIVE GROWTH TRUST            MID CAP STOCK TRUST             (Acquiring Portfolio)
                       (Acquired Portfolio)             (Acquiring Portfolio)                 (PRO FORMA)
                  SERIES I SERIES II SERIES III   SERIES I  SERIES II  SERIES III  SERIES I  SERIES II    SERIES III
                  -------- --------- ----------   --------  ---------  ----------  --------  ---------    ----------
ONE YEAR             111       131        147        101        121      3,268         98        118        2,943
THREE YEARS          347       409        456        315        378      6,811        306        368        6,479
FIVE YEARS           601       708        787        547        654      8,332        531        638        8,235
TEN YEARS          1,329     1,556      1,724      1,213      1,443      9,337      1,178      1,409        9,666

      INVESTMENT MANAGEME\NT FEES/SUBADVISORY ARRANGEMENTS.

            The Acquired Portfolio and the Acquiring Portfolio pay their investment adviser, JHIMS, fees which are calculated as percentages of the Portfolios' average daily net assets pursuant to the following fee schedules:

     INVESTMENT MANAGEMENT FEES AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

Aggressive Growth Trust (Acquired          0.950% of the first $500 million; and
Portfolio):                                0.900% of the excess over $500 million.

Mid Cap Stock Trust (Acquiring Portfolio): 0.875% of the first $200 million;
                                           0.850% of the next $300 million; and
                                           0.825% of the excess over $500 million.

            The management fee schedules for the Acquired and Acquiring Portfolios reflect a proposed fee increase of 0.10% which the Board of Trustees approved at its meeting on December 13, 2004 and directed be submitted to shareholders of the Acquired and Acquiring Portfolios for their consideration at the Trust Shareholders Meeting.

            AIM serves as the subadviser to the Acquired Portfolio and is responsible for managing the investment and reinvestment of its assets. AIM is an indirect wholly owned subsidiary of A I M Management Group Inc., whose principal business address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. AIM receives a fee from JHIMS stated as an annual percentage of the current value of the net assets of the Acquired Portfolio. This fee is paid by JHIMS out of the management fee it receives for the Acquired Portfolio and is not an additional charge to the Acquired Portfolio.

            Wellington serves as the subadviser to the Acquiring Portfolio and is responsible for managing the investment and reinvestment of its assets. Wellington is a Massachusetts limited liability partnership and a professional investment counseling firm with its offices at 75 State Street, Boston, Massachusetts 02109. The managing partners of Wellington are Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan. As compensation for its services, Wellington receives a fee from JHIMS stated as an annual percentage of the current value of the net assets of the Acquiring Portfolio. This fee is paid by JHIMS out of the management fee it receives for the Acquiring Portfolio and is not an additional charge to the Acquiring Portfolio.

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

      In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objective and strategies of the Acquired and Acquiring Portfolios. Since both Portfolios seek long-term capital appreciation or growth of capital by investing primarily in equity securities of mid-sized companies, they have substantially similar risks. The primary risks include:

EQUITY SECURITIES    Stock markets are volatile.  The price of equity securities
RISK:                will fluctuate and can decline and reduce the value of a
                     Portfolio. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by either Portfolio could decline if the financial condition of the companies invested in decline or if overall market and economic conditions deteriorate.

MEDIUM               The Portfolios invest primarily in mid-sized companies
COMPANY              which may have less resources and be less able to survive
RISK:                adverse market conditions than larger companies.

FOREIGN SECURITIES   Both Portfolios may invest in foreign securities which
RISK:                involve special risks, including: limited government
                     regulation (including less stringent investor protection and disclosure standards), exposure to possible economic, political and social instability, foreign currency rate fluctuations, foreign ownership limits and restrictions on removing currency.

SUBADVISER           Each Portfolio's subadviser and its investment strategies
RISK:                may fail to produce the intended results, and each
                     Portfolio could underperform its peers or lose money if such strategies do not perform as expected.

INVESTMENT           The returns of a fund's specific equity investment category
CATEGORY RISK:       may lag the return of the overall stock market. Thus, the
                     "mid cap" approach of each Portfolio carries the risk that in certain markets mid cap stocks will underperform large cap or small cap stocks.

      The main risks of investing in the Acquired and Acquiring Portfolios differ in that the Acquired Portfolio may invest a higher percentage of its assets (25%) than the Acquiring Portfolio (10%) in foreign securities and thus has greater exposure to foreign securities risk. In addition, the Acquired Portfolio but not the Acquiring Portfolio has specified as a particular risk factor that the Acquired Portfolio may invest in companies engaged in internet related activities, a developing industry that is particularly vulnerable to (a) rapidly changing technology, (b) extensive government regulation and (c) relatively high risk of obsolescence caused by scientific and technological advances.

      Further information relating to the risks associated with an investment in the Acquired or Acquiring Portfolio is set forth below under "Additional Information About Investment Policies and Techniques and Risk Factors -- Risks of Investing in Certain Types of Securities." See also Appendix B ("Portfolio
Descriptions: Investment Objectives and Strategies, Risks and Performance").

                                   PERFORMANCE

      The following table shows, for the indicated periods ended December 31, 2003, the annual total return of the Series I, Series II and Series III shares of the Acquired and Acquiring Portfolios. The performance information in the table does not reflect fees and expenses of any variable contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. Additional information about the performance of the Acquired and

Acquiring Portfolios is included in Appendix B ("Portfolio Descriptions:
Investment Objectives and Strategies, Risks and Performance").

                                                   ONE         FIVE         LIFE OF      DATE FIRST
        PORTFOLIO                                 YEAR         YEAR        PORTFOLIO     AVAILABLE
        ---------                                 ----         ----        ---------     ---------
Aggressive Growth Trust  (Acquired Portfolio)
        --Series I                               33.87%        0.37%         0.87%       01/01/1997
        --Series II                              33.57%         N/A          1.40%       01/28/2002
        --Series IIIV                              N/A          N/A          6.58%       09/05/2003

Mid Cap Stock Trust (Acquiring Portfolio)
        --Series I                               42.33%         N/A         -1.10%       05/01/1999
        --Series II                              41.97%         N/A          5.69%       01/28/2002
        --Series III                               N/A          N/A         10.42%       09/05/2003

                     BOARD CONSIDERATION OF THE COMBINATION

      The Board of Trustees recommends the proposed Combination as being in the best interests of shareholders of the Acquired Portfolio and contract owners whose contract values are invested in shares of the Acquired Portfolio. The various factors considered by the Board in approving the Reorganization at its December 13, 2004 meeting are described below under "Information About the Reorganization - Board Consideration of the Reorganization."

      Particular factors considered by the Board in approving the Combination of the Acquired Portfolio into the Acquiring Portfolio include the following:

--The Acquired Portfolio and the Acquiring Portfolio have substantially similar investment objectives, policies and risks, and their combination will offer shareholders of the Acquired Portfolio continuity of investment objectives and expectations;

--Wellington, as subadviser to the Acquiring Portfolio, may be expected to provide investment advisory services and personnel of at least the same quality as those provided by AIM, as subadviser to the Acquired Portfolio;

--The Acquiring Portfolio has historically outperformed the Acquired Portfolio, and the performance of the Acquiring Portfolio may be expected to improve with larger assets and more efficient management following the Combination;

--The Acquiring Portfolio has lower management fees and overall expenses than the Acquired Portfolio; and

--The Combination will result in a Portfolio which will have a larger asset base and is expected to operate more efficiently and have improved prospects for growth and attendant reductions in overall expenses.

                                   PROPOSAL 2

       APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE
                    COMBINATION OF THE DIVERSIFIED BOND TRUST
                           INTO THE ACTIVE BOND TRUST
                          (Diversified Bond Trust Only)

                                    OVERVIEW

      For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Proposed Reorganization."

      The Active Bond Trust (the "Acquiring Portfolio") is a New Acquiring Portfolio that has been organized in connection with the Reorganization and the JHVST Reorganization.

                 COMPARISON OF ACQUIRED AND ACQUIRING PORTFOLIOS

                              DIVERSIFIED BOND TRUST                         ACTIVE BOND TRUST
                               (ACQUIRED PORTFOLIO)                        (ACQUIRING PORTFOLIO)
                    -----------------------------------------   ------------------------------------------
APPROXIMATE         $396,463,726                                None*
NET ASSETS                                                      * The Acquiring Portfolio will commence
AS OF 6/30/04:                                                  operations upon the consummation of the
                                                                Reorganization. Assets do not reflect
                                                                a JHVST Fund combination expected to
                                                                become effective April 29, 2005. See
                                                                "Capitalization."

INVESTMENT          JHIMS.                                      JHIMS.
ADVISER:

INVESTMENT          Capital Guardian Trust Company ("CGTC")     Declaration Management & Research LLC
SUBADVISER AND                                                  ("Declaration"); and
PORTFOLIO           James R. Mulally (since 1999)               John Hancock Advisers, LLC ("JH Advisers").
MANAGERS:           --Senior Vice President, a Director, and
                    Chairman of CGTC's Fixed Income             The Declaration investment team is overseen
                    Investment Sub-Committee                    by :
                    Michael D. Locke (since 2001)               James E. Shallcross (since 2005)
                    --Vice President of Capital Research        -- Senior Vice President of Declaration
                    Company                                     Peter Farley (since 2005)
                    Christine C. Cronin (since 2001)            -- Vice President of Declaration
                    --Vice President of Capital Research
                    Company                                     The JH Advisers portfolio managers are:
                                                                Howard C. Greene, CFA
                                                                -- Senior Vice President of JH Advisers
                                                                Benjamin A. Matthews
                                                                -- Vice President of JH Advisers

INVESTMENT          To seek high total return as is             To seek income and capital appreciation
OBJECTIVE:          consistent with the conservation of
                    capital.

PRINCIPAL           The Portfolio invests, under normal         The Portfolio normally invests at least 80%
INVESTMENT          market conditions, at least 80% of its      of its assets in a diversified mix of debt
STRATEGY:           net assets (plus any borrowings for         securities and instruments including but
                    investment purposes) in fixed income        not limited to:  U.S. Treasury and agency
                    securities.                                 securities; asset-backed securities and
                                                                mortgage-backed securities including
                                                                mortgage pass-through securities,
                                                                commercial mortgage-backed securities
                                                                ("CMBS") and collateralized mortgage
                                                                offerings ("CMOs"); corporate bonds,
                                                                both U.S. and foreign (if dollar
                                                                denominated); and foreign government and
                                                                agency securities (if dollar


                                                                denominated).

OTHER               Securities that the Portfolio may invest    The Portfolio employs a multi-manager
INVESTMENT          in include one or a combination of the      approach with two subadviser, each of which
STRATEGIES:         following categories: (1) fixed income      employs its own investment approach and
                    securities rated at the time of purchase    independently manages its portion of the
                    "Baa" or better by Moody's or "BBB" or      Portfolio.  The portfolio will be
                    better by Standard & Poor's (or deemed by   rebalanced quarterly so that each
                    the subadviser to be of equivalent          subadviser manages the following portion of
                    investment quality); (2) up to 20% of the   the portfolio: 65% Declaration and 35%  JH
                    portfolio's assets in non-U.S. dollar       Advisers.
                    fixed income securities including up to
                    5% in emerging market fixed income          Declaration uses a combination of
                    securities; (3) securities issued or        proprietary research and quantitative tools
                    guaranteed by the U.S. Government, the      and seeks to identify bonds and bond
                    Canadian Government or its Provinces, or    sectors that are attractively priced based
                    their respective agencies and               upon market fundamentals and technical
                    instrumentalities; (4) interest bearing     factors.  The subadviser opportunistically
                    short-term investments, such as             emphasizes bonds with yields in excess of
                    commercial paper, bankers' acceptances,     U.S. Treasury securities.  This portion of
                    bank certificates of deposit and other      the portfolio normally has no more than 10%
                    cash equivalents, and cash.                 of its assets in high yield bonds and
                                                                normally invests in foreign securities only
                    The remaining 20% of the Portfolio's        if U.S. dollar denominated.  It normally
                    assets may be invested in other fixed       has an average credit rating of "A" or
                    income securities, including securities     "AA."
                    rated below investment grade ratings
                    described above. Fixed-income securities    The Declaration portion of the Portfolio
                    may include ADRs, Yankee Bonds,             normally has 10% or less (usually lower) of
                    Eurodollar instruments which are U.S.       its assets in cash and cash equivalents.
                    dollar denominated and non-U.S. dollar
                    fixed income securities subject to the
                    limits set forth above.

                    All Portfolio investment percentages        JH Advisers uses proprietary research to
                    described above are measured at the time    identify specific bond sectors, industries
                    of purchase of a security for the           and bonds that are attractively priced.
                    Portfolio.                                  The subadviser tries to anticipate shifts
                                                                in the business cycle, using economic and
                                                                industry analysis to determine which
                                                                sectors and industries might benefit over
                                                                the next 12 months.

                                                                The JH Advisers portion of the Portfolio
                                                                normally has no more than 25% of its assets in
                                                                high yield bonds, 10% or less of its assets in cash
                                                                and cash equivalents, and normally invests
                                                                in foreign securities only if U.S. dollar
                                                                denominated. It normally has an average credit
                                                                rating of "A" or "AA."

                                                                The JH Advisers portion of the Portfolio
                                                                normally has 10% or less (usually lower) of its
                                                                assets in cash and cash equivalents.

HEDGING AND OTHER   The Portfolio may engage in a variety of    The Portfolio may have significant exposure
STRATEGIES:         investment management practices for         to derivatives (investments whose value is
                    hedging purposes, including buying and      based on indices or other securities), such
                    selling futures and options.  It is not     as forwards, futures, options and swaps.
                    presently contemplated that any of these    Each subadviser actively uses derivatives
                    strategies will be used to a significant    to manage the average maturity and interest
                    degree by the Portfolio.                    rate sensitivity for its portion of the
                                                                portfolio. Currency management strategies are
                                                                primarily used for hedging purposes and to
                                                                protect against changes in foreign currency
                                                                exchange rates.

TEMPORARY           In abnormal market conditions, the Portfolio may take
DEFENSIVE           temporary defensive measures - such as holding large amounts
INVESTING:          of cash and cash equivalents - that are inconsistent with
                    the Portfolio's primary investment strategy. In taking those measures, the Portfolio may not achieve its investment goal.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

      The investment objectives, policies and risks of the Acquired and Acquiring Portfolios are substantially similar. Both Portfolios seek income and capital appreciation or conservation of capital by investing primarily in fixed income securities, and both may invest in foreign securities, including in emerging markets.

      The Portfolios differ primarily in that the Acquiring Portfolio, which seeks capital appreciation, may invest up to 25% of its assets in high yield fixed income securities ("junk bonds"), while the Acquired Portfolio, which seeks conservation of capital, invests principally in investment grade fixed-income securities. In addition, the Acquiring Portfolio employs a multi-manager approach with two subadvisers, each of which employs its own investment approach and independently manages its portion of the Portfolio, and actively uses derivatives to manage average maturity and interest rate sensitivity.

      For an explanation of debt security ratings, see Appendix A.

      At present the investment objective of the Acquiring Portfolio may, but that of the Acquired Portfolio may not, be changed without shareholder approval. However, the Board of Trustees, at its December 13, 2004 meeting, approved a proposal that would permit the investment objective of the Acquired Portfolio to be changed without shareholder approval and directed that the proposal be submitted to shareholders of the Acquired Portfolio at the Trust Shareholders Meeting.

      The investment objectives and strategies of the Acquired and Acquiring Portfolios are more fully described in Appendix B ("Portfolio Descriptions:
Investment Objectives and Strategies, Risks and Performance"). The various hedging strategies available to both Portfolios are described below under "Additional Information About Investment Policies and Techniques and Risk Factors - Hedging and Other Strategic Transactions."

      For a comparison of the principal risks of investing in the Acquired and Acquiring Portfolios, see "Comparison of Principal Investment Risks" below.

                       FEES AND EXPENSES OF THE PORTFOLIOS

      The following table sets forth: (i) the ratios of expenses to average net assets of the Series I, Series II and Series III shares of the Acquired Portfolio for the year ended December 31, 2003; and the estimated expenses for the current year of the Series I, Series II and Series III shares of the Acquiring Portfolio. The expense ratios and examples below do not reflect the fees and expenses of any variable insurance contract that may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, the expense ratios and shareholder expenses figures would be higher.

                         ANNUAL FUND OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                                     ACTIVE BOND TRUST
                                                                   (Acquiring Portfolio)
                                    DIVERSIFIED BOND TRUST          (Estimated Expenses
                                     (Acquired Portfolio)          for the Current Year)(1)
                              SERIES I    SERIES II  SERIES III  SERIES I  SERIES II  SERIES III
                              --------    ---------  ----------  --------  ---------  ----------
MANAGEMENT FEE                0.70%(2)     0.70%(2)    0.70%(2)   0.60%(4)  0.60%(4)    0.60%(4)

12b-1 FEES                    0.05%(2)     0.25%(2)    0.40%(2)   0.05%     0.25%       0.40%

OTHER EXPENSES                   0.08%      0.08%      0.08%(3)   0.04%      0.04%      0.04%(3)

TOTAL FUND ANNUAL EXPENSES       0.83%      1.03%      1.18%(5)   0.69%      0.89%      1.04%

---------------
 (1) The Acquiring Portfolio will not issue shares prior to the Effective Time. The estimated expenses for the year ending December 31, 2005 shown in the table are based on the fees which will be in effect and on the other expenses which it is estimated the Acquiring Portfolio will incur subsequent to the Exchange Date. The fees and expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis after the Combination. They are likely to be different from the actual expenses of the Acquiring Portfolio for the year 2005 because the Acquiring Portfolio will carry over the financial statements of the JHVST Active Bond Fund that is expected to be combined into it in connection with the JHVST Reorganization and report the historical financial information of that JHVST Fund for periods prior to the Effective Time as its own.

 (2) The amounts shown as management fees for the Acquired Portfolio reflect a proposed fee increase of 0.10% which the Board of Trustees approved at its meeting on December 13, 2004 and directed be submitted to shareholders of the Acquired Portfolio for their consideration at the Trust Shareholders Meeting. The amounts shown as 12b-1 fees reflect a corresponding 0.10% decrease in such fees which the Board approved at the same time and which will go into effect with the increase in management fees.

 (3) JHIMS has voluntarily agreed to reimburse transfer agency fees and blue sky expenses of Series III shares. This voluntary expense reimbursement may be terminated at any time and is not reflected in the table.

 (4) JHIMS reduces its advisory fee or reimburses the Acquiring Portfolio if the total of all expenses (excluding advisory fees, Rule 12b-1 fees, transfer agency fees, blue sky fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) exceed the annual rate of 0.50%. This voluntary expense reimbursement may be terminated at any time.

(5) Annualized for the period September 5, 2003 (commencement of operations) to December 31, 2003.

EXAMPLES: The following examples are intended to help shareholders compare the costs of investing in the Series I, Series II and Series III shares of the Acquired and Acquiring Portfolios. The example assumes that a shareholder invests $10,000 in the particular Portfolio for the time periods indicated and redeems all of the shares at the end of those periods. The example also assumes that a shareholder's investment has a 5% return each year and that each Portfolio's operating expense levels remain the same as those set forth in the expense table above. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING PORTFOLIO. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                                         ACTIVE BOND TRUST
                                                      (Acquiring Portfolio)
                     DIVERSIFIED BOND TRUST           (Estimated Expenses for
                      (Acquired Portfolio)            the Current Year) (1)(2)
                SERIES I   SERIES II  SERIES III  SERIES I  SERIES II SERIES III(3)
                --------   ---------  ----------  --------  --------- -------------
ONE YEAR        $   85     $  105     $  120       $ 70    $   91       $  106
THREE YEARS        265        328        375        221       284          331
FIVE YEARS         460        569        649        384       493          574
TEN YEARS        1,025      1,259      1,432        859     1,096        1,271

INVESTMENT MANAGEMENT FEES/SUBADVISORY ARRANGEMENTS

      The Acquired Portfolio and the Acquiring Portfolio pay their investment adviser, JHIMS, fees which are calculated as percentages of the Portfolios' average daily net assets pursuant to the following fee schedules:

     INVESTMENT MANAGEMENT FEES AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

Diversified Bond Trust (Acquired Portfolio):  0.70% at all asset levels.

Active Bond Trust (Acquiring Portfolio):      0.60% at all asset levels.

      The management fee schedule for the Acquired Portfolio reflects a proposed fee increases of 0.10% which the Board of Trustees approved at its meeting on December 13, 2004 and directed be submitted to shareholders of the Acquired Portfolio for their consideration at the Trust Shareholders Meeting.

      CGTC serves as the subadviser to the Acquired Portfolio and is responsible for managing the investment and reinvestment of its assets. CGTC, which is located at 333 South Hope Street, Los Angeles, California 90071, is a wholly-owned subsidiary of The Capital Group Companies, Inc. As compensation for its services, CGTC receives a fee from JHIMS stated as an annual percentage of the current value of the net assets of the Acquired Portfolio. This fee is paid by JHIMS out of the management fee it receives for the Acquired Portfolio and is not an additional charge to the Acquired Portfolio.

      Declaration and JH Advisers serve as the subadvisers to the Acquiring Portfolio and each is responsible for managing the investment and reinvestment of its portion of the assets. Declaration, which is located at 1650 Tysons Boulevard, Suite 1100, McLean, Virginia 22102, is a wholly-owned subsidiary of Independence Declaration Holdings LLC ("Independence Holdings") which, in turn, is a wholly owned subsidiary of John Hancock Life Insurance Company ("JHLICO"). JH Advisers, located at 101 Huntington Avenue, Boston, Massachusetts, is a wholly owned subsidiary of JHLICO. The ultimate parent entity of both Declaration and JH Advisers is MFC. As compensation for their services, Declaration and John Hancock each receive a fee from MSS stated as an annual percentage of the current value of the net assets of the Acquiring Portfolio. These fees are paid by JHIMS out of the management fee it receives for the Acquiring Portfolio and are not additional charges to the Acquiring Portfolio.

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

      In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objective and strategies of the Acquired and Acquiring Portfolios. Since both Portfolios invest primarily in fixed income securities, and both may invest in foreign securities, they have substantially similar risks. The primary risks include:

FIXED INCOME        Fixed income securities are generally subject to two
SECURITIES RISK:    principal types of risks: (a) interest rate risk and (b)
                    credit quality risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed income securities generally can be expected to decline. Fixed income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a Portfolio has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the Portfolio's investments.

FOREIGN SECURITIES  Both Portfolios may invest in foreign securities which
RISK: involve special risks, including: limited government regulation (including less stringent investor protection and disclosure standards), exposure to possible economic, political and social instability, foreign currency rate fluctuations, foreign ownership limits and restrictions on removing currency. The Portfolios may invest in emerging markets and, to the extent they do so, foreign securities risk will be higher.

DERIVATIVES RISK:   A Fund's use of certain derivative instruments (such as
                    options, futures and swaps) can produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

      The primary risks of investing in the Acquired and Acquiring Portfolios differ in that the Acquiring Portfolio may invest up to 25% of its assets in high yield bonds. High yield or "junk bonds" may be subject to more volatile or erratic price movements than investment grade securities due to investor sentiment, and in a down market, high yield securities may become harder to value or to sell at a fair price. In addition, the Acquiring Portfolio's turnover rate (i.e., the rate of buying and selling securities) will generally exceed 100%. Any turnover rate in excess of 100% is considered relatively high and could produce trading costs which would detract from the Portfolio's performance. Finally, the Acquiring Portfolio's active use of derivatives may result in greater exposure to derivatives risk.

      Further information relating to the risks associated with an investment in the Acquired or Acquiring Portfolio is set forth below under "Additional Information About Investment Policies and Techniques and Risk Factors -- Risks of Investing in Certain Types of Securities." See also Appendix B ("Portfolio
Descriptions: Investment Objectives and Strategies, Risks and Performance").

                                   PERFORMANCE

      The following table shows, for the indicated periods ended December 31, 2003, the annual total return of the Series I, Series II and Series III shares of the Acquired Portfolio. Performance information for the Acquiring Portfolio is not presented because the Acquiring Portfolio will not commence operations until the Effective Time of the Combination. The performance information in the table does not reflect fees and expenses of any variable contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. Additional information about the performance of the Acquired Portfolio is included in Appendix B ("Portfolio
Descriptions: Investment Objectives and Strategies, Risks and Performance").

                                                   ONE        FIVE        TEN       LIFE OF     DATE FIRST
                                                   YEAR      YEARS       YEARS     PORTFOLIO    AVAILABLE
                                                   ----      -----       -----     ---------    ---------
Diversified Bond Trust (Acquired Portfolio)
        --Series I                                 4.60%      6.02%       7.44%        N/A       08/03/1989
        --Series II                                4.59%       N/A         N/A        6.11%      01/28/2002
        --Series III                                N/A        N/A         N/A        3.04%      09/05/2003

      After the Combination, the Acquiring Portfolio will assume the historical performance of the JHVST Active Bond Fund that is expected to be combined into the Acquiring Portfolio in connection with the JHVST Reorganization. The following table shows, for the indicated periods ended December 31, 2003, the annual total return of the NAV shares of the JHVST Active Bond Fund. The performance of the Series I shares will be lower than the performance of the NAV shares due to the 12b-1 fee applicable to the Series I shares; the performance of the Series II shares will be lower than the performance of the NAV shares and the Series I shares due to the higher 12b-1 fee applicable to the Series II shares; and the performance of the Series III shares will be lower than the performance of the NAV shares, the Series I shares and the Series II shares due to the higher 12b-1 fee applicable to the Series III shares. The performance information in the table does not reflect fees and expenses of any variable contract which may use JHVST as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

                                  ONE          FIVE        TEN
                                 YEAR         YEARS       YEARS
                                 ----         -----       -----
JHVST Active Bond Fund --NAV     6.48%         6.07%      6.85%

                     BOARD CONSIDERATION OF THE COMBINATION

      The Board of Trustees recommends the proposed Combination as being in the best interests of shareholders of the Acquired Portfolio and contract owners whose contract values are invested in shares of the Acquired Portfolio. The various factors considered by the Board in approving the Reorganization at its December 13, 2004 meeting are described below under "Information About the Reorganization - Board Consideration of the Reorganization."

      Particular factors considered by the Board in approving the Combination of the Acquired Portfolio into the Acquiring Portfolio include the following:

--The Acquired Portfolio and the Acquiring Portfolio have substantially similar investment objectives, policies and risks, and their combination will offer shareholders of the Acquired Portfolio continuity of investment objectives and expectations;

--Declaration and JH Advisers, as subadvisers to the Acquiring Portfolio, may be expected to provide investment advisory services and personnel of at least the same quality as CGTC, as subadviser to the Acquired Portfolio;

--The Acquiring Portfolio has lower overall expenses than the Acquired Portfolio and a management fee that is not higher than that of the Acquired Portfolio;

--Comparative performance of the Acquired and Acquiring Portfolios was not considered a significant factor since the Acquiring Portfolio is a New Acquiring Portfolio and has no operating history; and

--Taking into account the expected combination into the Acquiring Portfolio of a JHVST Fund as a result of the JHVST Reorganization (see "Capitalization"), the Combination will result in a Portfolio which will have a larger asset base and is expected to operate more efficiently and have improved prospects for growth and attendant reductions in overall expenses.

                                   PROPOSAL 3

           APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING
                  FOR THE COMBINATION OF THE EQUITY INDEX TRUST
                           INTO THE 500 INDEX TRUST B
                            (Equity Index Trust Only)

                                    OVERVIEW

      For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Proposed Reorganization."

      The 500 Index Trust B (the "Acquiring Portfolio") is a New Acquiring Portfolio that has been organized in connection with the Reorganization and the JHVST Reorganization. In the Reorganization, holders of Series I shares of the Acquired Portfolio, which issues only Series I shares, will receive NAV shares of the 500 Index Trust B (the "Acquiring Portfolio), which will issue only NAV shares. Neither the Series I shares of the Acquired Portfolio nor the NAV shares of the Acquiring Portfolio are subject to Rule 12b-1 distribution fees. See "Additional Information About the Portfolios - Multiple Classes of Shares; -- Rule 12b-1 Fees."

                 COMPARISON OF ACQUIRED AND ACQUIRING PORTFOLIOS

                                       EQUITY INDEX TRUST                                   500 INDEX TRUST B
                                      (ACQUIRED PORTFOLIO)                                (ACQUIRING PORTFOLIO)
                     ---------------------------------------------------------  ---------------------------------------------------
APPROXIMATE          $83,683,256                                                None*
NET ASSETS                                                                      * The Acquiring Portfolio will commence operations
AS OF 6/30/04:                                                                  upon the consummation of the Reorganization. Assets
                                                                                do not reflect a JHVST Fund combination expected to
                                                                                become effective April 29, 2005. See
                                                                                "Capitalization."

INVESTMENT           JHIMS.                                                     JHIMS.
ADVISER:

INVESTMENT           MFC Global Investment Management (U.S.A.) Limited          MFC Global Investment Management (U.S.A.) Limited
SUBADVISER AND       ("MFC Global (U.S.A.)")                                    ("MFC Global (U.S.A.)")
PORTFOLIO MANAGERS:

                     The portfolio managers are:                                The portfolio managers are:
                     Martin Ayow (since 2000)                                   Narayan Ramani, CFA (since 2005)
                     --Assistant Vice President of Manulife Financial           --Portfolio Manager at MFC Global (U.S.A.)
                     Ram Brahmachari (since 2000)                               Carson Jen, CFA (since 2005)
                     --Senior Analyst at Manulife Financial                     --Portfolio Manager at of MFC Global (U.S.A.)

INVESTMENT           To approximate the aggregate total return of               To seek to approximate the aggregate total return
OBJECTIVE:           publicly traded common stocks which are included           of a broad U.S. domestic equity market index.
                     in the S&P 500 Index".

PRINCIPAL            The Portfolio invests in the equity securities of          The Portfolio invests, under normal market
INVESTMENT           a diversified group of U.S. companies.  The                conditions, at least 80% of its net assets (plus
STRATEGY:            Portfolio is not actively managed; rather the              any borrowings for investment purposes) in (a) the
                     Subadviser tries to duplicate the performance of           common stocks that are included in the S&P 500
                     the S&P 500 Index by investing the Portfolio's             Index and (b) securities (which may or may not be
                     assets in the common stocks that are included in           included in the S&P 500 Index) that the Subadviser
                     the S&P 500 Index in approximately the proportion          believes as a group will behave in a manner similar
                     of their respective market value weightings in             to the Index.
                     the Index.

                     Since the Subadviser attempts to match the performance of the S&P 500 Index, the adverse financial situation of a company will not result in its elimination from the Portfolio unless the company in question is removed from the S&P 500 Index. Conversely, the projected superior financial performance of a company would not normally lead to an increase in the Portfolio's holdings of the company.

OTHER                Under normal circumstances, the net assets of the          The Portfolio attempts to match the performance of
INVESTMENT           Portfolio will be invested in any combination of           the S&P 500 Index by: (a) holding all, or a
STRATEGIES:          the following investments: (1) representative              representative sample, of the securities that
                     common stocks; (2) Standard & Poor's Stock Index           comprise the index and/or (b) by holding securities
                     Futures Contracts ("S&P 500 Futures Contracts");           (which may or may not be included in the Index) and
                     Standard & Poor's Depository Receipts.                     that the Subadviser believes as a group will behave
                                                                                in a manner similar to the index.  However, an
                     The method used to select investments for the common       index portfolio has operating expenses and
                     stock portion of the Portfolio involves investing in       transaction costs, while a market index does not.
                     common stocks in approximately the order of their          Therefore, the Portfolio, while it attempts to
                     respective market value weightings in the S&P 500 Index,   track its target index closely, typically will be
                     beginning with those having the highest weightings. For    unable to match the performance of the index
                     diversification purposes, the Portfolio can purchase       exactly.
                     stocks with smaller weightings in order to represent
                     other sectors of the index.

                     There is no minimum or maximum number of stocks included in the S&P 500 Index which the Portfolio must hold. Under normal circumstances, it is expected that the portion of the Portfolio invested in stocks would be between 300 and 500 different stocks included in the S&P 500 Index. The
                     Portfolio may compensate for the omission of a stock that is included in the S&P 500 Index, or for purchasing stocks in other than the same proportion that they are represented in the S&P 500 Index, by purchasing stocks that are believed by the Subadviser to have characteristics that correspond to those of the omitted stocks.

                     Tracking error is measured by the difference between the total return for the S&P 500 Index and the total return for the Portfolio after deductions of fees and expenses.
                     Tracking error is reviewed at least weekly and more frequently if such a review is indicated by significant cash balance changes, market conditions or changes in the composition of the S&P 500 Index. If deviation accuracy is not maintained, the Portfolio will rebalance its composition by selecting securities which, in the opinion of the Subadviser, will provide a more representative sampling of the capitalization of the securities in the S&P 500 Index as a whole or of the sector diversification in the S&P 500 Index.

                     The Portfolio may also invest in short-term debt securities to maintain liquidity or pending investment in stocks or S&P 500 Futures Contracts.

HEDGING AND          The Portfolio may invest in S&P 500 Futures                The Portfolio may invest in futures contracts and
OTHER STRATEGIES:    Contracts.                                                 depository receipts.

TEMPORARY DEFENSIVE  In abnormal market conditions, the Portfolio may take
INVESTING:           temporary defensive measures - such as holding large
                     amounts of cash and cash equivalents - that are
                     inconsistent with the Portfolio's primary investment
                     strategy. In taking those measures, the Portfolio may not
                     achieve its investment goal.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

      The investment objectives, policies and risks of the Acquired and Acquiring Portfolios are substantially similar. Both Portfolios are index funds that seek to approximate the aggregate total return of the S&P 500 Index, which emphasizes the stocks of large U.S. companies.

      The Portfolios differ primarily in that the Acquired Portfolio normally invests in between 300 and 500 different stocks included in the index and in approximately the proportion of their respective market value weightings in the index, while the Acquiring Portfolio attempts to match the performance of the S&P 500 Index: (a) by holding all, or a representative sample, of the securities that comprise the index and/or (b) by holding securities (which may or may not be included in the index) that the subadviser believes as a group will behave in a manner similar to the index.

      At present, the investment objective of the Acquired Portfolio may not, but that of the Acquiring Portfolio may, be changed without shareholder approval. However, the Board of Trustees, at its December 13, 2004 meeting, approved a proposal that would permit the investment objective of the Acquired Portfolio to be changed without shareholder approval and directed that the proposal be submitted to shareholders of the Acquired Portfolio at the Trust Shareholders Meeting.

      The investment objectives and strategies of the Acquired and Acquiring Portfolios are more fully described in Appendix B ("Portfolio Descriptions:
Investment Objectives and Strategies, Risks and Performance"). The various hedging strategies available to both Portfolios are described below under "Additional Information About Investment Policies and Techniques and Risk Factors - Hedging and Other Strategic Transactions."

      For a comparison of the principal risks of investing in the Acquired and Acquiring Portfolios, see "Comparison of Principal Investment Risks" below.

                       FEES AND EXPENSES OF THE PORTFOLIOS

      The following table sets forth: the ratios of expenses to average net assets of the Series I shares of the Acquired Portfolio for the year ended December 31, 2003; and the estimated expenses for the current year of the NAV shares of the Acquiring Portfolio. The expense ratios and examples below do not reflect the fees and expenses of any variable insurance contract that may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, the expense ratios and shareholder expenses figures would be higher.

                         ANNUAL FUND OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                       500 INDEX TRUST B
                                                     (Acquiring Portfolio)
                              EQUITY INDEX TRUST    (Estimated Expenses for
                             (Acquired Portfolio)     the Current Year)(1)
                                   SERIES I                   NAV
                             --------------------   -----------------------
MANAGEMENT FEE                      0.25%                    0.47%

12b-1 FEES                           N/A                      N/A

OTHER EXPENSES                     0.25%(3)                  0.03%

TOTAL FUND ANNUAL EXPENSES         0.50%(3)                  0.50%

FEE WAIVER                           --                      0.25%(2)

NET FUND ANNUAL EXPENSES           0.50%(3)                  0.25%(2)

----------
       (1) The Acquiring Portfolio will not issue shares prior to the Effective Time. The estimated expenses for the year ending December 31, 2005 shown in the table are based on the fees which will be in effect and on the other expenses which it is estimated the Acquiring Portfolio will incur subsequent to the Exchange Date. The fees and expenses shown in the table are intended to reflect those that will be effect on an ongoing basis after the Combination. They are likely to be different from the actual expenses of the Acquiring Portfolio for the year 2005 because the Acquiring Portfolio will carry over the financial statements of the JHVST Equity Index Fund that is expected to be combined into it in connection with the JHVST Reorganization and report the historical financial information of that JHVST Fund for periods prior to the Effective Time as its own.

       (2) The Acquiring Portfolio is subject to an expense cap pursuant to an agreement between the Trust and JHIMS. JHIMS has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the Acquiring Portfolio) in an amount so that the rate of the Acquiring Portfolio's "Total Fund Annual Expenses" does not exceed the rate set forth in the table under "Net Fund Annual Expenses." Under the agreement, JHIMS' obligation to provide the expense cap with respect to the Acquiring Portfolio terminates only if the Trust, without the prior written consent of JHIMS, sells shares of the Acquiring Portfolio to (or has shares of the Acquiring Portfolio held by) any person other than the separate accounts of JHLICO and its affiliates, including JHLICO (U.S.A.) and JHLICO New York, that are specified in the agreement.

      (3) JHIMS reduces its advisory fee or reimburses the Acquired Portfolio if the total of all expenses (excluding advisory fees, Rule 12b-1 fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) exceed certain annual rates. If such expense reimbursement were reflected in the table, "Other Expenses," "Total Fund Annual Expenses" and "Net Fund Annual Expenses for the Acquired Portfolio would be 0.15%, 0.40% and 0.40%, respectively. This voluntary expense reimbursement may be terminated at any time.

EXAMPLES: The following examples are intended to help shareholders compare the costs of investing in the Series I shares of the Acquired Portfolio and the NAV shares of the Acquiring Portfolios. The example assumes that a shareholder invests $10,000 in the particular Portfolio for the time periods indicated and redeems all of the shares at the end of those periods. The example also assumes that a shareholder's investment has a 5% return each year and that each Portfolio's operating expense levels remain the same as those set forth in the expense table above. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING PORTFOLIO. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                        ------   -------   -------   --------
EQUITY INDEX TRUST                                       $51      $160      $280       $628
(Acquired Fund) - Series I

500 INDEX TRUST B                                        $51      $160      $280       $628
(Acquiring Fund) - NAV shares
(Estimated expenses for the current year)

INVESTMENT MANAGEMENT FEES/SUBADVISORY ARRANGEMENTS.

      The Acquired Portfolio and the Acquiring Portfolio pay their investment adviser, JHIMS, fees which are calculated as percentages of the Portfolios' average daily net assets pursuant to the following fee schedules:

     INVESTMENT MANAGEMENT FEES AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

Equity Index Trust (Acquired Portfolio):     0.25% at all asset levels.

500 Index Trust B (Acquiring Portfolio):     0.47% of the first $500 million; and

                                             0.46% of the excess over  $500 million.

      MFC Global (U.S.A.) serves as the subadviser to the Acquired and Acquiring Portfolios and is responsible for managing the investment and reinvestment of their assets. MFC Global (U.S.A.)., which is located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5, is an indirect wholly-owned subsidiary of MFC. With respect to each of the Portfolios, as compensation for its services, MFC Global (U.S.A.) receives a fee from JHIMS stated as an annual percentage of the current value of the net assets of the Portfolio. These fees are paid by JHIMS out of the management fees it receives for the Portfolios and are not additional charges to the Portfolios.

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

      In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objective and strategies of the Acquired and Acquiring Portfolios. Since both Portfolios are equity index funds that seek to track the performance of the S&P 500 Index, which emphasizes the stocks of large U.S. companies, they have substantially the same risks. The primary risks include:

EQUITY SECURITIES        Equity index funds involve risks similar to the risks of investing directly in the equity securities
RISK:                    included in the index. Stock markets are volatile.  The price of equity securities will fluctuate and can decline and reduce the value of a Portfolio. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by the Portfolio could decline if the financial condition of the companies invested in decline or if overall market and economic conditions deteriorate.

INDEX                    Since the Portfolios as index funds are not actively managed, they will generally reflect
MANAGEMENT RISK:         the performance of their target index even in markets when this index does not perform well.

INVESTMENT CATEGORY      The returns of a fund's specific equity investment category may lag the return of the overall stock
RISK:                    market. Thus, the "large cap" approach of each Portfolio carries the risk that in certain markets large cap stocks will underperform small-cap and mid cap stocks. Moreover, companies with large market capitalizations may also have less growth potential than smaller companies and may not be able to react quickly to changes in the marketplace.

      The primary risks of investing in the Acquired and Acquiring Portfolios differ in that the selection by the subadviser to the Acquiring Portfolio of securities both inside and outside the target index may cause the Acquiring Portfolio to track the target index less closely. Moreover, the subadviser to the Acquiring Portfolio may be incorrect in selecting for investment securities that are not included in but that the subadviser believes as a group will behave in a manner similar to the target index.

      Further information relating to the risks associated with an investment in the Acquired or Acquiring Portfolio is set forth below under "Additional Information About Investment Policies and Techniques and Risk Factors -- Risks of Investing in Certain Types of Securities." See also Appendix B ("Portfolio
Descriptions: Investment Objectives and Strategies, Risks and Performance").

                                   PERFORMANCE

      The following table shows, for the indicated periods ended December 31, 2003, the annual total return of the Acquired Portfolio (which issues only Series I shares). Performance information for the Acquiring Portfolio (which will issue only NAV shares) is not presented because the Acquiring Portfolio will not commence operations until the Effective Time of the Combination. The performance information in the table does not reflect fees and expenses of any variable contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

Additional information about the performance of the Acquired Portfolio is included in Appendix B ("Portfolio Descriptions: Investment Objectives and Strategies, Risks and Performance").

                                 ONE     FIVE     LIFE OF    DATE FIRST
                                 YEAR    YEAR    PORTFOLIO   AVAILABLE
                                 -----   -----   ---------   ----------
Equity Index Trust  (Acquired
   Portfolio)
   --Series I                    28.29%  -0.88%    8.39%     02/14/1996

      After the Combination, the Acquiring Portfolio will assume the historical performance of the NAV shares the JHVST Equity Index Fund that is expected to be combined into the Acquiring Portfolio in connection with the JHVST Reorganization. The following table shows, for the indicated periods ended December 31, 2003, the annual total return of the NAV shares of the JHVST
Equity Index Fund. The performance information in the table does not reflect fees and expenses of any variable contract which may use JHVST as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

                                 ONE     FIVE    LIFE OF   DATE FIRST
                                 YEAR    YEARS    FUND     AVAILABLE
                                 -----   -----   -------   ----------
JHVST Equity Index Fund          28.42%  -0.69%   8.59%    05/01/1996
--NAV

                     BOARD CONSIDERATION OF THE COMBINATION

      The Board of Trustees recommends the proposed Combination as being in the best interests of shareholders of the Acquired Portfolio and contract owners whose contract values are invested in shares of the Acquired Portfolio. The various factors considered by Board in approving the Reorganization at its December 13, 2004 meeting are described below under "Information About the Reorganization - Board Consideration of the Reorganization."

      Particular factors considered by the Board in approving the Combination of the Acquired Portfolio into the Acquiring Portfolio include the following:

--The Acquired Portfolio and the Acquiring Portfolio have substantially similar investment objectives, policies and risks, and their combination will offer shareholders of the Acquired Portfolio continuity of investment objectives and expectations;

--MFC Global (U.S.A.), as subadviser to the Acquired and Acquiring Portfolios, may be expected to provide continuity in the quality of its investment advisory services and personnel;

--The Acquired Portfolio is closed to new investors and thus has limited prospects for growth;

--Although the Acquiring Portfolio has a higher management fee than the Acquired Portfolio, the Acquiring Portfolio, with the expense cap referred to in the Annual Fund Operating Expenses table above, will have lower overall expenses than the Acquired Portfolio;

--Comparative performance of the Acquired and Acquiring Portfolios was not considered a significant factor since the Acquiring Portfolio has no operating history; and

--Taking into account the expected combination into the Acquiring Portfolio of a JHVST Fund as a result of the JHVST Reorganization (see "Capitalization"), the Combination will result in a Portfolio which will have a larger asset base and is expected to operate more efficiently and have improved prospects for growth and attendant reductions in overall expenses.

                                   PROPOSAL 4

         APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR
                   THE COMBINATION OF THE OVERSEAS TRUST INTO
                          THE INTERNATIONAL VALUE TRUST
                              (Overseas Trust Only)

                                    OVERVIEW

      For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Proposed Reorganization."

                 COMPARISON OF ACQUIRED AND ACQUIRING PORTFOLIOS

                                       OVERSEAS TRUST                               INTERNATIONAL VALUE TRUST
                                    (ACQUIRED PORTFOLIO)                              (ACQUIRING PORTFOLIO)
                     ------------------------------------------------  ----------------------------------------------------
APPROXIMATE          $643,881,729                                      $643,455,144
NET ASSETS
AS OF 6/30/04:

INVESTMENT           JHIMS.                                            JHIMS.
ADVISER:

INVESTMENT           Fidelity Management & Research Company ("FMR")    Templeton Investment Counsel, LLC ("Templeton")
SUBADVISER AND
PORTFOLIO MANAGERS:  The portfolio manager is:                         The portfolio manager is:
                     Richard R. Mace, Jr. (Since 1999)                 Tucker Scott (since 1999)
                     --Analyst at FMR                                  --Senior Vice President of Templeton

                                                                       The following individuals have secondary portfolio
                                                                       management responsibilities:
                                                                       Cindy L. Sweeting, CFA (since 2003)
                                                                       --Executive Vice President and Director of Research
                                                                       of Templeton
                                                                       Antonio T. Docal, CFA (since 2003)
                                                                       --Senior Vice President of Templeton

INVESTMENT           To seek growth of capital.                        To seek long-term growth of capital.
OBJECTIVE:

PRINCIPAL            The Portfolio normally invests at least 80% of    The Portfolio invests, under normal market
INVESTMENT           its net assets in non-U.S. securities (primarily  conditions, primarily in equity securities of
STRATEGY:            common stocks). The subadviser relies on          companies located outside the U.S., including in
                     fundamental analysis of each issuer and may also  emerging markets.
                     invest across different countries and regions.

OTHER                The Portfolio normally diversifies its            The Portfolio also invests in American, European
INVESTMENT           investments across different countries and        and Global Depositary Receipts, which are
STRATEGIES:          regions. In allocating the portfolio's            certificates typically issued by a bank or trust
                     investments across countries and regions, the     company that give their holders the right to
                     subadviser considers the size of the market in    receive securities issued by a foreign or domestic
                     each country and region relative to the size of   company. Depending upon current market conditions,
                     the international market as a whole.              the Portfolio generally invests up to 25% of its
                                                                       total assets in debt securities of companies and
                     In buying and selling securities for the          governments located anywhere in the world. Debt
                     Portfolio, the subadviser relies on fundamental   securities represent an obligation of the issuer to
                     analysis of each issuer and its potential for     repay a loan of money to it, and generally provide
                     success in light of its current financial         for the payment of interest.
                     condition, its industry position, and economic

                     and market conditions. Factors include growth     Debt securities include bonds, notes and debentures.
                     potential, earnings estimates, and management.

                     The subadviser may use various techniques, such   The subadviser's investment philosophy is
                     as buying and selling futures contracts and       "bottom-up," value-oriented, and long-term. In
                     exchange traded funds, to increase or decrease    choosing equity investments, it focuses on the
                     the portfolio's exposure to changing security     market price of a company's securities relative to
                     prices or other factors that affect security      its evaluation of the company's long-term earnings,
                     values. If the subadviser's strategies do not     asset value and cash flow potential. A company's
                     work as intended, the Portfolio may not achieve   historical value measure, including price/earnings
                     its objective.                                    ratio, profit margins and liquidation value, are
                                                                       also taken into consideration.

                     The subadviser considers non-U.S. securities to include investments that are tied to a particular country or region outside the U.S. It considers a number of factors to determine whether an investment is tied to a particular country or region including: the source of government guarantees (if any); the primary trading market; the issuer's domicile, sources of revenue, and location of assets; whether the investment is included in an index representative of a particular country or region; and whether the investment is exposed to the economic fortunes and risks of a particular country or region.

HEDGING AND          The Portfolios may engage in a variety of         The Acquiring Portfolio does not currently intend
OTHER STRATEGIES:    investment management practices for hedging       to use any investment management practices for
                     purposes, including buying and selling futures    hedging purposes.
                     and options.

TEMPORARY DEFENSIVE  The Portfolio reserves the right to invest        In abnormal market conditions, the Portfolio may
INVESTING:           without limitation in preferred stocks and        take temporary defensive measures - such as holding
                     investment-grade debt instruments for temporary,  large amounts of cash and cash equivalents - that
                     defensive purposes.                               are inconsistent with the Portfolio's primary
                                                                       investment strategy. In taking those measures, the
                                                                       Portfolio may not achieve its investment goal.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

      The investment objectives, policies and risks of the Acquired and Acquiring Portfolios are substantially similar. Both Portfolios seek long-term growth of capital by investing primarily in equity securities of non-U.S. Companies.

      The Portfolios differ primarily in that the Acquiring Portfolio may invest up to 25% of its total assets in debt securities, while the Acquired Portfolio has only reserved the right to invest in debt securities for temporary defensive purposes.

      At present the investment objectives of the Acquired and Acquiring Portfolios may not be changed without shareholder approval. However, the Board of Trustees, at its December 13, 2004 meeting, approved a proposal that would permit the investment objective of each Portfolio to be changed without shareholder approval and directed that the proposal be submitted to shareholders of the Acquired and Acquiring Portfolios at the Trust Shareholders Meeting.

      The investment objectives and strategies of the Acquired and Acquiring Portfolios are more fully described in Appendix B ("Portfolio Descriptions:
Investment Objectives and Strategies, Risks and Performance"). The various hedging strategies available to both Portfolios are described below under "Additional Information About Investment Policies and Techniques and Risk Factors - Hedging and Other Strategic Transactions."

      For a comparison of the principal risks of investing in the Acquired and Acquiring Portfolios, see "Comparison of Principal Investment Risks" below.

                       FEES AND EXPENSES OF THE PORTFOLIOS

      The following table sets forth: (i) the ratios of expenses to average net assets of the Series I, Series II and Series III shares of the Acquired Portfolio and the Acquiring Portfolio for the year ended December 31, 2003; and
(ii) the pro forma expense ratios of the Series I, Series II and Series III shares of the Acquiring Portfolio assuming that the Reorganization had occurred at the commencement of the year ended December 31, 2003, and based upon the fee arrangements that will be in place upon the consummation of the Reorganization. The expense ratios and examples below do not reflect the fees and expenses of any variable insurance contract that may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, the expense ratios and shareholder expenses figures would be higher.

                         ANNUAL FUND OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                                                             INTERNATIONAL VALUE TRUST
                              OVERSEAS TRUST            INTERNATIONAL VALUE TRUST              (Acquiring Portfolio)
                           (Acquired Portfolio)           (Acquiring Portfolio)                     (PRO FORMA)
                    --------------------------------  --------------------------------   ----------------------------------
                    SERIES I  SERIES II   SERIES III  SERIES I  SERIES II   SERIES III   SERIES I   SERIES II   SERIES III
                    --------  ---------   ----------  --------  ---------   ----------   --------   ---------   ----------
MANAGEMENT FEE (1)   0.90%      0.90%       0.90%      0.91%(2)  0.91%(2)     0.91%(2)    0.87%(2)    0.87%(2)    0.87%(2)

12b-1 FEE (1)        0.05%      0.25%       0.40%      0.05%     0.25%        0.40%       0.05%       0.25%       0.40%

OTHER EXPENSES       0.18%      0.18%       0.18%(3)   0.17%     0.17%        0.17%(3)    0.09%       0.09%       0.09%

TOTAL FUND ANNUAL    1.13%      1.33%       1.48%      1.13%     1.33%        1.48%       1.01%       1.21%       1.36%
EXPENSES

----------
(1) The amounts shown as management fees reflect a proposed fee increase of 0.10% which the Board of Trustees approved at its meeting on December 13, 2004 and directed be submitted to shareholders of the Acquired and Acquiring Portfolios for their consideration at the Trust Shareholders Meeting. The amounts shown as 12b-1 fees reflect a corresponding 0.10% decrease in such fees which the Board approved at the same time and which will go into effect with the increase in management fees.

(2) Effective December 9, 2003, JHIMS voluntarily agreed to waive its advisory fees for the Acquiring Portfolio so that the amount retained by JHIMS after payment of subadvisory fees does not exceed 0.45%. Had this fee waiver been in effect for the year ended December 31, 2003, the effective advisory fee for the Acquiring Portfolio would have been 0.80%. This advisory fee waiver may be terminated at any time.

(3) Annualized - for the period from September 5, 2003 (commencement of offering of Series III shares) to December 31, 2003.

EXAMPLES: The following examples are intended to help shareholders compare the costs of investing in the Series I, Series II and Series III shares of the Acquired and Acquiring Portfolios. The example assumes that a shareholder invests $10,000 in the particular Portfolio for the time periods indicated and redeems all of the shares at the end of those periods. The example also assumes that a shareholder's investment has a 5% return each year and that each Portfolio's operating expense levels remain the same as those set forth in the expense table above. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING PORTFOLIO. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                                                                            INTERNATIONAL VALUE TRUST
                           OVERSEAS TRUST                INTERNATIONAL VALUE TRUST            (Acquiring Portfolio)
                        (Acquired Portfolio)               (Acquiring Portfolio)                   (PRO FORMA)
                    --------------------------------  --------------------------------   ----------------------------------
                    SERIES I  SERIES II   SERIES III  SERIES I  SERIES II   SERIES III   SERIES I   SERIES II   SERIES III
                    --------  ---------   ----------  --------  ---------   ----------   --------   ---------   ----------
ONE YEAR            $  115     $  135       $  151    $  115     $  135      $  151      $  103     $  123       $  138
THREE YEARS            359        421          468       359        421         468         322        384          431
FIVE YEARS             622        729          808       622        729         808         558        665          745
TEN YEARS            1,375      1,601        1,768     1,375      1,601       1,768       1,236      1,466        1,635

INVESTMENT MANAGEMENT FEES/SUBADVISORY ARRANGEMENTS

      The Acquired Portfolio and the Acquiring Portfolio pay their investment adviser, JHIMS, fees which are calculated as percentages of the Portfolios' average daily net assets pursuant to the following fee schedules:

     INVESTMENT MANAGEMENT FEES AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

Overseas Trust (Acquired Portfolio):                0.900% at all asset levels.

International Value Trust (Acquiring Portfolio):    0.950% of the first $200 million;
                                                    0.850% of the next $300 million; and
                                                    0.800% of the excess over $500 million.

      The management fee schedules for the Acquired and Acquiring Portfolios reflect a proposed fee increase of 0.10% which the Board of Trustees approved at its meeting on December 13, 2004 and directed be submitted to shareholders of the Acquired and Acquiring Portfolios for their consideration at the Trust Shareholders Meeting.

      FMR serves as the subadviser to the Acquired Portfolio and is responsible for managing the investment and reinvestment of its assets. FMR Corp., which is located at 82 Devonshire Street, Boston, Massachusetts 02109, is the ultimate parent company of FMR. As compensation for its services, FMR receives a fee from JHIMS stated as an annual percentage of the current value of the net assets of the Acquired Portfolio. This fee is paid by JHIMS out of the management fee it receives for the Acquired Portfolio and is not an additional charge to the Acquired Portfolio.

      Templeton serves as the subadviser to the Acquiring Portfolio and is responsible for managing the investment and reinvestment of its assets. Templeton, which is located at located at 500 East Broward Blvd., Suite 2100, Ft. Lauderdale, FL 33394, is an indirect wholly owned subsidiary of Franklin Resources, Inc. As compensation for its services, Templeton receives a fee from JHIMS stated as an annual percentage of the current value of the net assets of the Acquiring Portfolio. This fee is paid by JHIMS out of the management fee it receives for the Acquiring Portfolio and is not an additional charge to the Acquiring Portfolio.

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

      In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objective and strategies of the Acquired and Acquiring Portfolios. Since both Portfolios seek long-term growth of capital by investing primarily in equity securities of non-U.S. companies, they are subject to the same main risks. The primary risks include:

EQUITY SECURITIES    Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the
RISK:                value of a Portfolio. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by each Portfolio could decline if the financial condition of the companies invested in decline or if overall market and economic conditions deteriorate. Companies with large market capitalization may also have less growth potential than smaller companies and may not be able to react quickly to changes in the marketplace.

FOREIGN SECURITIES   Both Portfolios may invest directly in foreign securities which involve special risks, including: limited
RISK:                government regulation (including less stringent investor protection and disclosure standards), exposure to possible economic, political and social instability, foreign currency rate fluctuations, foreign ownership limits and restrictions on removing currency.

SUBADVISER           Each Portfolio's subadviser and its investment strategies may fail to produce the intended results, and each
RISK:                Portfolio could underperform its peers or lose money if such strategies do not perform as expected.

      The main risks of investing in the Acquired and Acquiring Portfolios differ in that the Acquiring Portfolio may invest up to 25% of its assets in debt (fixed income) securities, including foreign debt securities, which are generally subject to two principal types of risks: (a) interest rate risk, and
(b) credit quality risk. When interest rates decline, the market value of fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed income securities generally can be expected to decline. Credit risk includes the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

      Further information relating to the risks associated with an investment in the Acquired or Acquiring Portfolio is set forth below under "Additional Information About Investment Policies and Techniques and Risk Factors -- Risks of Investing in Certain Types of Securities." See also Appendix B ("Portfolio
Descriptions: Investment Objectives and Strategies, Risks and Performance").

                                   PERFORMANCE

      The following table shows, for the indicated periods ended December 31, 2003, the annual total return of the Series I, Series II, and Series III shares of the Acquired and Acquiring Portfolios. The performance information in the table does not reflect fees and expenses of any variable contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. Additional information about the performance of the Acquired and Acquiring Portfolios is included in Appendix B ("Portfolio Descriptions: Investment Objectives and Strategies, Risks and Performance").

                                        ONE    FIVE    LIFE OF    DATE FIRST
                                       YEAR    YEAR   PORTFOLIO   AVAILABLE
                                       -----   ----   ---------   ----------
Overseas Trust (Acquired Portfolio)
  --Series I                           43.83%  0.36%    3.18%     01/09/1995
  --Series II                          43.71%   N/A     8.54%     01/28/2002
  --Series III                           N/A    N/A    16.14%     09/05/2003


                                        ONE     LIFE OF    DATE FIRST
                                        YEAR   PORTFOLIO   AVAILABLE
                                       -----   ---------   ----------
International Value (Acquiring
Portfolio)
  --Series I                           44.86%    0.86%     05/01/1999
  --Series II                          44.52%   10.56%     01/28/2002
  --Series III                           N/A    14.27%     09/05/2003

                     BOARD CONSIDERATION OF THE COMBINATION

      The Board of Trustees recommends the proposed Combination as being in the best interests of shareholders of the Acquired Portfolio and contract owners whose contract values are invested in shares of the Acquired Portfolio. The various factors considered by Board in approving the Reorganization at its December 13, 2004 meeting are described below under "Information About the Reorganization - Board Consideration of the Reorganization."

      Particular factors considered by the Board in approving the Combination of the Acquired Portfolio into the Acquiring Portfolio include the following:

--The Acquired Portfolio and the Acquiring Portfolio have substantially similar investment objectives, policies and risks, and their combination will offer shareholders of the Acquired Portfolio continuity of investment objectives and expectations;

--Templeton, as subadviser to the Acquiring Portfolio, may be expected to provide investment advisory services and personnel of at least the same quality as those currently provided by FMR, as subadviser to the Acquired Portfolio;

--The Acquiring Portfolio currently has a somewhat higher management fee than, but the same overall expenses as, the Acquired Portfolio; however, with the combined assets of the Acquired and Acquiring Portfolios and the application of the Acquiring Portfolio's advisory fee schedule's breakpoints, the Acquiring Portfolio may be expected over time an ongoing basis to have lower advisory fees and overall expenses than the Acquired Portfolio;

--The Acquiring Portfolio has had the better performance in the short-term; and

--The Combination will result in a Portfolio which will have a larger asset base and is expected to operate more efficiently and have improved prospects for growth and attendant reductions in overall expenses.

                                   PROPOSAL 5

       APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE
                COMBINATION OF THE SMALL COMPANY BLEND TRUST INTO
                        THE SMALL CAP OPPORTUNITIES TRUST
                        (Small Company Blend Trust Only)

                                    OVERVIEW

      For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Proposed Reorganization."

                 COMPARISON OF ACQUIRED AND ACQUIRING PORTFOLIOS

                                  SMALL COMPANY BLEND TRUST                          SMALL CAP OPPORTUNITIES TRUST
                                     (ACQUIRED PORTFOLIO)                                (ACQUIRING PORTFOLIO)
                      --------------------------------------------------  --------------------------------------------------------
APPROXIMATE           $209,579,585                                        $148,114,738
NET ASSETS
AS OF 6/30/04:

INVESTMENT            JHIMS.                                              JHIMS.
ADVISER:

INVESTMENT            Capital Guardian Trust Company ("CGTC")             Munder Capital Management ("Munder")
SUBADVISER AND

PORTFOLIO MANAGERS:   The portfolio managers are:                         The portfolio is managed by a committee of Munder
                      Michael R. Ericksen (since 1999)                    investment personnel.
                      --Senior Vice President of CGTC
                      James S. Kang (since 1999)
                      --Senior Vice President of  Capital International
                      Research, Inc. ("CIR")
                      Robert G. Kirby (since 1999)
                      --Senior Partner, The Capital Group Partners L.P.
                      Karen A. Miller (since 2000)
                      --Senior Vice President of CIR
                      Lawrence R. Solomon (since 2000)
                      --Senior Vice President of CIR and Director of
                      Capital Management Services, Inc. ("CMS")
                      Kathryn M. Peters (since September 2002)
                      --Vice President and U.S. small-capitalization
                      Portfolio Manager for CIR and Director of CMS

INVESTMENT            To seek long-term growth of capital and income.     To seek long-term capital appreciation.
OBJECTIVE:            Generation of current dividends will be a
                      secondary consideration.

PRINCIPAL             The Portfolio invests, under normal market          The Portfolio invests, under normal circumstances,
INVESTMENT            conditions, at least 80% of its net assets (plus    at least 80% of its assets (plus any borrowings for
STRATEGY:             any borrowings for investment purposes) primarily   investment purposes) in equity securities of
                      in equity and equity-related securities of          small-capitalization companies (with market
                      small-cap companies (with market capitalizations    capitalization within the range of the companies in
                      that approximately match the range of               the Russell 2000 Index).
                      capitalization of the Russell 2000 Index at the
                      time of purchase).

OTHER                  In determining market capitalization, the           The Portfolio attempts to provide potential higher
INVESTMENT             subadviser may consider the value of shares which   returns than a portfolio that invests primarily in
STRATEGIES:            are publicly traded.                                larger, more established companies. Since small

                                                                          companies are generally not as well known to
                      The Portfolio may hold ADRs and other U.S.          investors or have less of an investor following
                      registered securities of foreign issuers which      than larger companies, they may provide higher
                      are denominated in U.S. Dollars.                    returns due to inefficiencies in the marketplace.

                                                                          The Portfolio will usually invest in equity securities
                                                                          of companies that the subadviser believes can be
                                                                          purchased at a price significantly below its inherent
                                                                          value. A company's equity securities may be undervalued
                                                                          because the company is temporarily overlooked or out of
                                                                          favor due to general economic conditions, a market
                                                                          decline, industry conditions or developments affecting
                                                                          the particular company.

                                                                          In addition to valuation, the subadviser considers the
                                                                          following factors, among others in choosing companies: a
                                                                          stable or improving earnings records, sound finances,
                                                                          above-average growth prospectus, participation in a fast
                                                                          growing industry, strategic niche position in a
                                                                          specialized market, and adequate capitalization.

                                                                          The Portfolio may write covered call options during
                                                                          especially volatile markets and also invest in equity
                                                                          securities of larger capitalization companies. In
                                                                          addition, the Portfolio may engage in short-term trading
                                                                          of its securities.

HEDGING AND           Both Portfolios may engage in a variety of
OTHER STRATEGIES:     investment management practices for hedging
                      purposes, including buying and selling futures
                      and options. However, it is not presently
                      contemplated that any of the hedging and other
                      strategies will be used to a significant degree
                      by the Acquired Portfolio.

TEMPORARY DEFENSIVE   To meet redemption requests or pending investment   In abnormal market conditions, the Portfolio may
INVESTING:            of its assets or during unusual market condition,   take temporary defensive measures - such as holding
                      the Portfolio may invest all or a portion of its    large amounts of cash and cash equivalents - that
                      assets in bonds, cash and cash equivalents. To      are inconsistent with the Portfolio's primary
                      the extent the Portfolio is in a defensive          investment strategy. In taking those measures, the
                      position, its ability to achieve its investment     Portfolio may not achieve its investment goal.
                      objective will be limited.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

      The investment objectives, policies and risks of the Acquired and Acquiring Portfolios are substantially similar. Both Portfolios seek long-term growth of capital or capital appreciation by investing primarily in equity securities of small-capitalization companies within the range of the companies in the Russell 2000 Index.

      The Portfolios differ primarily in that the Acquired Portfolio seeks generation of current income as a secondary investment objective, and the Acquiring Portfolio may write covered call options during especially volatile markets and also invest in equity securities of larger capitalization companies. In addition, the Acquiring Portfolio may engage in short-term trading of portfolio securities. Finally, the Acquiring Portfolio (but not the Acquired Portfolio) states that it emphasizes value in selecting stocks.

      At present the investment objectives of the Acquired and Acquiring Portfolios may not be changed without shareholder approval. However, the Board of Trustees, at its December 13, 2004 meeting, approved a proposal that would permit the investment objective of each Portfolio to be changed without shareholder approval and directed that the proposal be submitted to shareholders at the Trust Shareholders Meeting.

      The investment objectives and strategies of the Acquired and Acquiring Portfolio are more fully described in Appendix B ("Portfolio Descriptions:
Investment Objectives and Strategies, Risks and Performance"). The various hedging strategies available to both Portfolios are described below under "Additional Information About Investment Policies and Techniques and Risk Factors - Hedging and Other Strategic Transactions."

      For a comparison of the principal risks of investing in the Acquired and Acquiring Portfolios, see "Comparison of Principal Investment Risks" below.

                       FEES AND EXPENSES OF THE PORTFOLIOS

      The following table sets forth: (i) the ratios of expenses to average net assets of the Series I and Series II of the Acquired Portfolio and the Acquiring Portfolio for the year ended December 31, 2003; and (ii) the pro forma expense ratios of the Series I and Series II shares of the Acquiring Portfolio assuming that the Reorganization had occurred at the commencement of the year ended December 31, 2003, and based upon the fee arrangements that will be in place upon the consummation of the Reorganization. The expense ratios and examples below do not reflect the fees and expenses of any variable insurance contract that may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, the expense ratios and shareholder expenses figures would be higher.

                         ANNUAL FUND OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                                      SMALL CAP OPPORTUNITIES
                     SMALL COMPANY BLEND    SMALL CAP OPPORTUNITIES    (Acquiring Portfolio)
                     (Acquired Portfolio)    (Acquiring Portfolio)         (PRO FORMA)
                     --------------------   -----------------------     -------------------
                     SERIES I   SERIES II   SERIES I    SERIES II       SERIES I  SERIES II
                     --------   ---------   ---------   -----------     --------  ---------
MANAGEMENT FEE (1)     1.00%      1.00%      1.00%        1.00%           1.00%     1.00%

12b-1 FEE (1)          0.05%      0.25%      0.05%        0.25%           0.05%     0.25%

OTHER EXPENSES         0.10%      0.10%      0.18%(2)     0.18% (2)       0.05%     0.05%

TOTAL FUND ANNUAL      1.15%      1.35%      1.23%        1.43%           1.10%     1.30%
EXPENSES

----------
 (1) The amounts shown as management fees reflect a proposed fee increase of 0.10% which the Board of Trustees approved at its meeting on December 13, 2004 and directed be submitted to shareholders of the Acquiring Portfolio for their consideration at the Trust Shareholders Meeting. The amounts shown as 12b-1 fees reflect a corresponding 0.10% decrease in such fees which the Board approved at the same time and which will go into effect with the increase in management fees.

(2)Annualized -- for the period from May 2003 (commencement of operations of the Portfolio) through December 31, 2003.

EXAMPLES: The following examples are intended to help shareholders compare the costs of investing in the Series I and Series II shares of the Acquired and Acquiring Portfolios. The example assumes that a shareholder invests $10,000 in the particular Portfolio for the time periods indicated and redeems all of the shares at the end of those periods. The example also assumes that a shareholder's investment has a 5% return each year and that each Portfolio's operating expense levels remain the same as those set forth in the expense table above. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING PORTFOLIO. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                                                      SMALL CAP OPPORTUNITIES
                     SMALL COMPANY BLEND    SMALL CAP OPPORTUNITIES    (Acquiring Portfolio)
                     (Acquired Portfolio)    (Acquiring Portfolio)         (PRO FORMA)
                     --------------------   -----------------------   ----------------------
                     SERIES I   SERIES II    SERIES I    SERIES II    SERIES I     SERIES II
                     --------   ---------   ---------   -----------   --------     ---------
ONE YEAR             $  117     $  137      $  125       $  146       $  112       $  132
THREE YEARS             365        428         390          452          350          412
FIVE YEARS              633        739         676          782          606          713
TEN YEARS             1,398      1,624       1,489        1,713        1,340        1,568

INVESTMENT MANAGEMENT FEES/SUBADVISORY ARRANGEMENTS

      The Acquired Portfolio and the Acquiring Portfolio pay their investment adviser, JHIMS, fees which are calculated as percentages of the Portfolios' average daily net assets pursuant to the following fee schedules:

     INVESTMENT MANAGEMENT FEES AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

Small Company Blend Trust (Acquired Portfolio):         1.00% at all asset levels.

Small Cap Opportunities Trust (Acquiring Portfolio):    1.00% of the first $500 million;
                                                        0.95% of the excess over $500 million.

      The management fee schedules for the Acquired and Acquiring Portfolios reflect a proposed fee increase of 0.10% which the Board of Trustees approved at its meeting on December 13, 2004 and directed be submitted to shareholders of the Acquired and Acquiring Portfolios for their consideration at the Trust Shareholders Meeting.

      CGTC serves as the subadviser to the Acquired Portfolio and is responsible for managing the investment and reinvestment of its assets. CGTC, which is located at 333 South Hope Street, Los Angeles, California 90071, is a wholly-owned subsidiary of The Capital Group Companies, Inc. As compensation for its services, CGTC receives a fee from JHIMS stated as an annual percentage of the current value of the net assets of the Acquired Portfolio. This fee is paid by JHIMS out of the management fee it receives for the Acquired Portfolio and is not an additional charge to the Acquired Portfolio.

      Munder serves as the subadviser to the Acquiring Portfolio and is responsible for managing the investment and reinvestment of its assets. Munder's offices are located at 480 Pierce Street, Birmingham, Michigan 48009. As compensation for its services, Munder receives a fee from JHIMS stated as an annual percentage of the current value of the net assets of the Acquiring Portfolio. This fee is paid by JHIMS out of the management fee it receives for the Acquiring Portfolio and is not an additional charge to the Acquiring Portfolio.

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

      In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objective and strategies of the Acquired and Acquiring Portfolios. Since both Portfolios are funds that seek long-term growth of capital or capital appreciation by investing primarily in equity securities of small-capitalization companies within the range of the companies in the Russell 2000 Index, they are subject to substantially the same risks. The primary risks include:

EQUITY SECURITIES    Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the
RISK:                value of a portfolio. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a portfolio could decline if the financial condition of the companies the portfolio is invested in decline or if overall market and economic conditions deteriorate.

INVESTMENT CATEGORY  The returns of a fund's specific equity investment category may lag the return of the overall stock
RISK:                market. Thus, the "small cap" approach of each Portfolio carries the risk that in certain markets small cap stocks will underperform large cap stocks.

SUBADVISER           Each Portfolio's subadviser and its investment strategies may fail to produce the intended results, and
RISK:                each Portfolio could underperform its peers or lose money if such strategies do not perform as expected.

      The primary risks of investing in the Acquired and Acquiring Portfolios differ in that the Acquiring Portfolio may engage in short-term trading (a high portfolio turnover rate (100% or more) could produce trading costs which would detract from the Portfolio's performance) and may write covered call options during especially volatile markets. Although the Acquiring Portfolio will receive the option premium to help protect it against loss, a call option sold by the Portfolio will expose it during the term of the option to possible loss of the opportunity to sell the underlying security or instrument with a gain. In addition, the Acquiring Portfolio (but not the Acquired Portfolio) states that it emphasizes value in selecting stocks, and value stocks may not increase in price, as anticipated by the subadviser, if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster-growing companies.

      Further information relating to the risks associated with an investment in the Acquired or Acquiring Portfolio is set forth below under "Additional Information About Investment Policies and Techniques and Risk Factors -- Risks of Investing in Certain Types of Securities." See also Appendix B ("Portfolio
Descriptions: Investment Objectives and Strategies, Risks and Performance").

                                   PERFORMANCE

      The following table shows, for the indicated periods ended December 31, 2003, the annual total return of the Series I and Series II shares of the Acquired Portfolio. Performance information is not provided for the Acquiring Portfolio, since it commenced operations in May, 2003. The performance information in the table does not reflect fees and expenses of any variable contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. Additional information about the performance of the Acquired Portfolio is included in Appendix B ("Portfolio Descriptions: Investment Objectives and Strategies, Risks and Performance").

                                                   ONE     LIFE OF    DATE FIRST
                                                   YEAR   PORTFOLIO    AVAILABLE
                                                  -----   ---------   ----------
Small Company Blend Trust (Acquired Portfolio)
  --Series I                                      39.71%    1.02%     05/01/1999
  --Series II                                     39.63%    3.38%     01/28/2002

                     BOARD CONSIDERATION OF THE COMBINATION

      The Board of Trustees recommends the proposed Combination as being in the best interests of shareholders of the Acquired Portfolio and contract owners whose contract values are invested in shares of the Acquired Portfolio. The various factors considered by Board in approving the Reorganization at its December 13, 2004 meeting are described below under "Information About the Reorganization - Board Consideration of the Reorganization."

      Particular factors considered by the Board in approving the Combination of the Acquired Portfolio into the Acquiring Portfolio include the following:

--The Acquired Portfolio and the Acquiring Portfolio have substantially similar investment objectives, policies and risks, and their combination will offer shareholders of the Acquired Portfolio continuity of investment objectives and expectations;

--Munder, as subadviser to the Acquiring Portfolio, may be expected to provide investment advisory services and personnel of at least the same quality as those currently provided by CGTC, as subadviser to the Acquired Portfolio;

--Comparative performance of the Acquired and Acquiring Portfolios was not considered a significant factor since the Acquiring Portfolio commenced operations in May, 2003 and has only a limited operating history;

-- Although the Acquired and Acquiring Portfolios have the same management fees, the expense ratios of the Acquiring Portfolio are higher than those of the Acquired Portfolio; however, such higher expense ratios are within industry norms, may be expected to decline over time with the growth of the Acquiring Portfolio (and the application to larger assets of the Acquiring Portfolio's management fee schedule breakpoints) and, in the view of the Board, were not a basis for failing to approve the Combination given the other benefits of the Combination; and

--The Combination will result in a Portfolio which will have a larger asset base and is expected to operate more efficiently and have improved prospects for growth and attendant reductions in overall expenses.

                                   PROPOSAL 6

       APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE
                  COMBINATION OF THE STRATEGIC GROWTH PORTFOLIO
                    INTO THE U.S. GLOBAL LEADERS GROWTH TRUST
                          (Strategic Growth Trust Only)

                                    OVERVIEW

      For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Proposed Reorganization."

                 COMPARISON OF ACQUIRED AND ACQUIRING PORTFOLIOS

             STRATEGIC GROWTH TRUST         U.S. GLOBAL LEADERS GROWTH TRUST
              (ACQUIRED PORTFOLIO)               (ACQUIRING PORTFOLIO)

APPROXIMATE         $314,380,786                                  $5,378,685
NET ASSETS
AS OF 6/30/04:

INVESTMENT          JHIMS.                                        JHIMS.
ADVISER:

INVESTMENT          Massachusetts Financial Service Company       Sustainable Growth Advisers, L.P. ("SGA")
SUBADVISER AND      ("MFS")
PORTFOLIO                                                         The portfolio managers are:
MANAGERS:           The portfolio manager is:                     George P. Fraise (since May 2004)
                    S. Irfan Ali (since 2001)                     - Principal of SGA
                    --Senior Vice President of MFS                Gordon M. Marchand (since May 2004)
                    Margaret W. Adams (since September, 2004)     - Principal of SGA
                    --Vice President of and Portfolio Manager      Robert L. Rohn (since May 2004)
                    at MFS                                        - Principal of SGA

INVESTMENT          To seek capital appreciation.                 To seek long-term growth of capital.
OBJECTIVE:

PRINCIPAL           The Portfolio invests, under normal           The Portfolio invests, under normal market
INVESTMENT          market conditions, at least 65% of its        conditions, at least 80% of its assets in
STRATEGY:           total assets in common stocks and related     stock of companies the subadviser regards
                    securities (such as preferred stocks,         as "U.S. Global Leader" companies.
                    bonds, warrants or rights convertible
                    into stocks and depository receipts for       The subadviser considers "U.S. Global
                    these securities) of companies which          Leaders" to be U.S. companies with
                    subadviser believes offer superior            multinational operations that typically:
                    prospects for growth.  Equity securities      --hold leading market shares of their
                    may be listed on a securities exchange or     relevant industries that result in high
                    traded in the over-the-counter ("OTC")        profit margins and high investment returns;
                    markets.                                      and
                                                                  --supply consumable products or services so
                    In managing the Portfolio, the subadviser     that revenue streams are recurring.
                    seeks to purchase securities of companies
                    which it considers well-run and poised        As a result of this strategy, the Portfolio
                    for growth.  The subadviser particularly      typically invests in large capitalization
                    looks for companies which demonstrate (1)     companies (companies in the capitalization
                    strong franchises, strong cash flows and      range of the S&P 500 Index).
                    recurring revenue streams; (2) a solid
                    industry positions, where there is a
                    potential for high profit margins -
                    substantial barriers to new entry in the
                    industry; (3) strong management teams
                    with clearly defined strategies; and (4)
                    catalysts which may accelerate growth.

OTHER               The subadviser uses a bottom-up, as           The subadviser seeks to identify companies
INVESTMENT          opposed to a top-down, investment style       with superior long-term earnings prospects

STRATEGIES:         in managing the Portfolio - it selects        and intends to continue to own them as long
                    securities based upon fundamental             as it believes they will continue to enjoy
                    analysis (such as an analysis of              favorable prospects for capital growth and
                    earnings, cash flows, competitive             are not overvalued in the marketplace.
                    position and managements' abilities)
                    performed by the Portfolio manager and        The portfolio may invest in other types of
                    the subadviser's large group of equity        equities and foreign stocks.
                    research analysts.

                    The Portfolio may invest in foreign
                    securities, including depository receipts, dollar denominate foreign debt securities and emerging market securities, through which it may have exposure to foreign currencies.

                    The Portfolio may also invest, to a limited extent, in (1) fixed income securities, (2)
                    U.S. Government Securities, (3) variable and floating rate obligations, (4) zero coupon bonds, deferred interest bonds and PIK bonds, (5) investment companies, (6) restricted securities, (7) short sales and short sales against the box, and (8) indexed securities.

                    The Portfolio may engage in active and
                    frequent trading to achieve its principal investment strategies which will increase transaction costs.

DIVERSIFICATION:    The Portfolio is diversified, meaning it      The Portfolio is non-diversified. Therefore
                    may not invest more than 5 percent of its     it is limited as to the percentage of its
                    total assets in the securities, or own        assets that may be invested in any one
                    more than 10% of the outstanding voting       issuer, and as to the percentage of the
                    securities, of any one issuer.                outstanding voting securities of such
                                                                  issuer that may be owned, only by the
                                                                  Portfolio's own investment restrictions and
                                                                  the diversification requirement of
                                                                  the Internal Revenue Code (the "Code").

HEDGING AND         The Portfolio is authorized to use various h edging
OTHER STRATEGIES:   strategies, including exchange-listed and over-the-counter put and call options on securities, financial futures contracts and fixed income indices a nd other financial instruments, financial futures con tracts, interest rate transactions and currency transactions.

TEMPORARY           In abnormal market conditions, the Portfolio may take
DEFENSIVE           temporary defensive measures such as holding unusually
INVESTING:          large amounts of cash o r cash equivalents that are
                    inconsistent with the Fund's primary investment strategy.
                    In taking those measures, the Portfolio may not achieve its investment goal.


                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

      The investment objectives, policies and risks of the Acquired and Acquiring Portfolios are substantially similar. Both Portfolios seek long-term growth of capital or capital appreciation by investing primarily in equity securities of companies which their subadvisers believe to have strong growth potential (as evidenced by, e.g., strong managements, high profit margins and recurring revenue streams), and both may invest in other types of securities and foreign securities.

      The Portfolios differ primarily in that the Acquiring Portfolio emphasizes large capitalization companies in the range of the S&P 500 Index, while the Acquired Portfolio may invest in companies with a smaller capitalization. In addition, the Acquired Portfolio is diversified, which means that it is limited in the amount of assets that it may invest in individual issuers, while the Acquiring Portfolio is non-diversified and is not so limited. The Acquired Portfolio also may engage in active and frequent trading which may increase transaction costs.

      At present the investment objectives of the Acquired and Acquiring Portfolios may not be changed without shareholder approval. However, the Board of Trustees, at its December 13, 2004 meeting, approved a proposal that would permit the investment objective of each Portfolio to be changed without shareholder approval and directed that the proposal be submitted to shareholders at the Trust Shareholders Meeting.

      The investment objectives and strategies of the Acquired and Acquiring Portfolios are more fully described in Appendix B ("Portfolio Descriptions:
Investment Objectives and Strategies, Risks and Performance"). The various hedging strategies available to both Portfolios are described below under "Additional Information About Investment Policies and Techniques and Risk Factors - Hedging and Other Strategic Transactions."

      For a comparison of the principal risks of investing in the Acquired and Acquiring Portfolios, see "Comparison of Principal Investment Risks" below.

                       FEES AND EXPENSES OF THE PORTFOLIOS

      The following table sets forth: (i) the ratios of expenses to average net assets of the Series I, Series II and Series III shares of the Acquired Portfolio for the year ended December 31, 2003; (ii) the estimated expense ratios of the Series I and Series II shares of the Acquiring Portfolio for the year ended December 31, 2004; and (iii) the pro forma expense ratios of the Series I and Series II shares of the Acquiring Portfolio assuming that the Reorganization had occurred at the commencement of the year ended December 31, 2003, and based upon the fee arrangements that will be in place upon the consummation of the Reorganization. The table also shows the estimated expenses for the current year of the Series III shares of the Acquiring Portfolio which will first be issued in connection with the Reorganization. The expense ratios and examples below do not reflect the fees and expenses of any variable insurance contract that may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, the expense ratios and shareholder expenses figures would be higher.

                         ANNUAL FUND OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                             U.S. GLOBAL LEADERS GROWTH          U.S. GLOBAL LEADERS GROWTH
                           STRATEGIC GROWTH TRUST               (Acquiring Portfolio)                (Acquiring Portfolio)
                             (Acquired Portfolio)                  (Estimated)                           (PRO FORMA) (3)
                      SERIES I  SERIES II   SERIES III(4)   SERIES I           SERIES II      SERIES I  SERIES II    SERIES III(4)
                      --------  ---------   -------------   --------           ---------      --------  ---------    -------------
MANAGEMENT FEE (1)        0.85%      0.85%        0.85%         0.71%               0.71%         0.71%      0.71%         0.71%
12B-1 FEE (1)             0.05%      0.25%        0.40%         0.05%               0.25%         0.05%      0.25%         0.40%(3)
OTHER EXPENSES            0.09%      0.09%       51.23%(5)      0.14%(2)            0.14%(2)      0.07%      0.07%        16.60%(5)
TOTAL FUND ANNUAL         0.99%      1.19%       52.48%         0.90%               1.10%         0.83%      1.03%        17.71%
EXPENSES

----------------------
(1) The amounts shown as management fees reflect a proposed fee increase of 0.10% which the Board of Trustees approved at its meeting on December 13, 2004 and directed be submitted to shareholders of the Acquired and Acquiring Portfolios for their consideration at the Trust Shareholders Meeting. The amounts shown as 12b-1 fees reflect a corresponding 0.10% decrease in such fees which the Board approved at the same time and which will go into effect with the increase in management fees.

(2) Other Expenses for the Acquiring Portfolio are based on estimates for the year ended December 31, 2004. The Acquiring Portfolio commenced operations in May 2004.

(3) The Acquiring Portfolio will not issue Series III shares prior to the Effective Time. The estimated expenses for the Series III shares for the year ended December 31, 2005 shown in the table are based on the fees which will be in effect and the other expenses which it is estimated that the Acquiring Portfolio will incur subsequent to the Exchange Date. The fees and expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis after the Combination.

(4) Annualized for the period September 5, 2003 (commencement of operations) to December 31, 2003.

(5) JHIMS has voluntarily agreed to reimburse transfer agency fees and blue sky expenses of Series III shares. This voluntary expense reimbursement may be terminated at any time and is not reflected in the table. If such expense reimbursement were reflected, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" would be 0.09% and 1.34%, respectively in Strategic Growth and 0.07% and 1.18%, respectively in the U.S. Global Leaders Growth Pro Forma.

EXAMPLES: The following examples are intended to help shareholders compare the costs of investing in the Series I, Series II and Series III shares of the Acquired and Acquiring Portfolios. The example assumes that a shareholder invests $10,000 in the particular Portfolio for the time periods indicated and redeems all of the shares at the end of those periods. The example also assumes that a shareholder's investment has a 5% return each year and that each Portfolio's operating expense levels remain the same as those set forth in the expense table above. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING PORTFOLIO. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                                                                     U.S. GLOBAL LEADERS GROWTH
                      STRATEGIC GROWTH TRUST         U.S. GLOBAL LEADERS GROWTH        (Acquiring Portfolio)
                       (Acquired Portfolio)             (Acquiring Portfolio)               (PRO FORMA)
                  SERIES I   SERIES    SERIES III     SERIES I          SERIES II   SERIES I  SERIES II   SERIES III*
                  --------   ------    ----------     --------          ---------   --------  ---------   -----------

ONE YEAR          $  101    $  121      $4,009       $   92             $  112     $   85    $  105         $1,658
THREE YEARS          315       378       7,209          287                350        265       328          4,370
FIVE YEARS           547       654       8,087          498                606        460       569          6,436
TEN YEARS          1,213     1,443       8,406        1,108              1,340      1,025     1,259          9,697

--------------------
* Estimated for the current year.

INVESTMENT MANAGEMENT FEES/SUBADVISORY ARRANGEMENTS

      The Acquired Portfolio and the Acquiring Portfolio pay their investment adviser, JHIMS, fees which are calculated as percentages of the Portfolios' average daily net assets pursuant to the following fee schedules:

      INVESTMENT MANAGEMENT FEES AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

      Strategic Growth Trust            0.850% of the first $300 million;
      (Acquired Portfolio):             0.825% of the next $300 million;
                                        0.800% of the next $300 million;
                                        0.775% of the next $600 million;
                                        and 0.700% of the excess over 1.5
                                        billion.

      U.S. Global Leaders Growth        0.7125% of the first $500 million; and
      Trust (Acquiring Portfolio):      0.675% of the excess over $500 million.

      The management fee schedules for the Acquired and Acquiring Portfolios reflect a proposed fee increase of 0.10% which the Board of Trustees approved at its meeting on December 13, 2004 and directed be submitted to shareholders of the Acquired and Acquiring Portfolios for their consideration at the Trust Shareholders Meeting.

      MFS serves as the subadviser to the Acquired Portfolio and is responsible for managing the investment and reinvestment of its assets. MFS, which is located at 500 Boylston Street, Boston, Massachusetts 02116, is an indirect subsidiary of Sun Life Assurance Company of Canada. As compensation for its services, MFS receives a fee from JHIMS stated as an annual percentage of the current value of the net assets of the Acquired Portfolio. This fee is paid by JHIMS out of the management fee it receives for the Acquired Portfolio and is not an additional charge to the Acquired Portfolio.

      SGA serves as the subadviser to the Acquiring Portfolio and is responsible for managing the investment and reinvestment of its assets. SGA, which is located at 1285 Avenue of the Americas, 35th Floor, New York, New York 10019, is controlled by its founders, George P. Fraise, Gordon M. Marchand, and Robert L. Rohn. As compensation for its services, SGA receives a fee from JHIMS stated as an annual percentage of the current value of the net assets of the Acquiring Portfolio. This fee is paid by JHIMS out of the management fee it receives for the Acquiring Portfolio and is not an additional charge to the Acquiring Portfolio.

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

      In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objective and strategies of the Acquired and Acquiring Portfolios. Since both Portfolios seek long-term growth of capital or capital appreciation by investing primarily in equity securities of companies believed to have strong growth potential and both may invest in foreign securities, they have substantially similar risks. The primary risks include:

EQUITY SECURITIES RISK:       Stock markets are volatile. The price of equity
                              securities will fluctuate and can decline and reduce the value of a portfolio. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by each Portfolio could decline if the financial condition of the companies the portfolio invests in decline or if overall market and economic conditions deteriorate.

INVESTMENT CATEGORY RISK:     The returns of a fund's specific equity investment
                              category may lag the return of the overall stock market. Thus, the "growth " approach of each Portfolio carries the risk that in certain markets growth stocks will underperform "value" stocks.

SUBADVISER RISK:              Each Portfolio's subadviser and its investment
                              strategies may fail to produce the intended results, and each Portfolio could underperform its peers or lose money if such strategies do not perform as expected.

FOREIGN SECURITIES RISK:      Both Portfolios may invest directly in foreign
                              securities which involve special risks, including:
                              limited government regulation (including less stringent investor protection and disclosure standards), exposure to possible economic, political and social instability, foreign currency rate fluctuations, foreign ownership limits and restrictions on removing currency.

      The primary risks of investing in the Acquired and Acquiring Portfolios differ in that the Acquiring Portfolio's emphasis on large capitalization companies carries the risk that in certain markets large capitalization stocks will underperform small or medium capitalization stocks, while the Acquired Portfolio's investing in smaller capitalization stocks exposes it to certain risks associated therewith. Thus, companies with smaller capitalizations may have limited product lines, markets or financial resources, their stocks may trade less frequently and in smaller volume and may be more volatile than stocks of companies with larger capitalizations. In addition, the Acquiring Portfolio is non-diversified, and its ability to take larger positions in individual companies could lead to more volatile performance relative to diversified funds such as the Acquired Portfolio. Finally, as noted above, the Acquired Portfolio may engage in active and frequent trading, which will increase its transaction costs.

      Further information relating to the risks associated with an investment in the Acquired or Acquiring Portfolio is set forth below under "Additional Information About Investment Policies and Techniques and Risk Factors -- Risks of Investing in Certain Types of Securities." See also Appendix B ("Portfolio
Descriptions: Investment Objectives and Strategies, Risks and Performance").

                                   PERFORMANCE

      The following table shows, for the indicated periods ended December 31, 2003, the annual total return of the Series I, Series II and Series III shares of the Acquired Portfolio. Performance information is not provided for the Acquiring Portfolio, since it commenced operations in May, 2004. The performance information in the table does not reflect fees and expenses of any variable contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. Additional information about the performance of the Acquired Portfolio is included in Appendix B ("Portfolio Descriptions: Investment Objectives and Strategies, Risks and Performance").

                                                    ONE            LIFE OF          DATE FIRST
                                                   YEAR           PORTFOLIO         AVAILABLE
                                                   -----          ---------         ---------
Strategic Growth Trust (Acquired Portfolio)
                                 --Series I        26.86%             -7.81%        04/30/2001
                                --Series II        26.61%             -2.68%        01/28/2002
                               --Series III         N/A                4.36%        09/05/2003

                     BOARD CONSIDERATION OF THE COMBINATION

      The Board of Trustees recommends the proposed Combination as being in the best interests of shareholders of the Acquired Portfolio and contract owners whose contract values are invested in shares of the Acquired Portfolio. The various factors considered by Board in approving the Reorganization at its December 13, 2004 meeting are described below under "Information About the Reorganization - Board Consideration of the Reorganization."

      Particular factors considered by the Board in approving the Combination of the Acquired Portfolio into the Acquiring Portfolio include the following:

--The Acquired Portfolio and the Acquiring Portfolio have substantially similar investment objectives, policies and risks, and their combination will offer shareholders of the Acquired Portfolio continuity of investment objectives and expectations;

--SGA, as subadviser to the Acquiring Portfolio, may be expected to provide investment advisory services and personnel of at least the same quality as those currently provided by MFS, as subadviser to the Acquired Portfolio;

--The Acquiring Portfolio has lower management fees and overall expenses than the Acquired Portfolio;

--Comparative performance of the Acquired and Acquiring Portfolios was not considered a significant factor since the Acquiring Portfolio has no operating history;

--The Acquiring Portfolio's classification as non-diversified (and thus its exposure to risks associated with investing a higher percentage of assets in the securities of a smaller number of companies) was considered as a possible negative factor but not to such an extent that it would outweigh the benefits of the Combination, particularly in light of the Acquiring Portfolio's remaining subject to the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (under which requirements the Acquiring Portfolio may not purchase a security if, as a result and as of the end of each fiscal quarter, with respect to 50% of the Portfolio's total assets, more than 5% of the Portfolio's total assets would be invested in the securities of a single issuer, or the Portfolio would hold more than 10% of the outstanding voting securities of such issuer).

                      INFORMATION ABOUT THE REORGANIZATION

                      AGREEMENT AND PLAN OF REORGANIZATION

      The following summary of the Plan is qualified in its entirety by reference to the form of the Plan attached to this Proxy Statement/Prospectus as Exhibit A. The Plan provides that each Acquiring Portfolio will acquire all of the assets, subject to all of the liabilities, of its corresponding Acquired Portfolio in exchange for shares of such Acquiring Portfolio. Subject to the satisfaction of the conditions described below, such acquisitions will take place after the close of business on April 29, 2004 or on such later date as may be determined by the Trust (the "Exchange Date"). The net asset value per share of each class of shares of the Acquired Portfolios and Acquiring Portfolios will be determined by dividing each Portfolio's assets, less liabilities, attributable to that share class, by the total number of outstanding shares of that class. The assets of each Portfolio will be valued in accordance with the valuation practices of that Portfolio. See "Additional Information About the Portfolios -- Purchase and Redemption of Shares (Calculation of Net Asset Value)" below.

      The number of full and fractional shares of each Acquiring Portfolio received by a shareholder of its corresponding Acquired Portfolio will be equal in value to the value of that shareholder's full and fractional shares of the Acquired Portfolio as of the close of regularly scheduled trading on the New York Stock Exchange on the Exchange Date (the "Effective Time"). Each Acquired Portfolio will liquidate and distribute pro rata to its shareholders of record as of the Effective Time the shares of the corresponding Acquiring Portfolio received by the Acquired Portfolio in the Reorganization. The holders of Series I, Series II and Series III shares of an Acquired Portfolio will receive, respectively, Series I, Series II and Series III shares of the corresponding Acquiring Portfolio, except that holders of Series I shares of the Equity Index Trust will receive NAV shares of the 500 Index Trust B. Such liquidation and distribution will be accomplished by the establishment of accounts on the share records of the Acquiring Portfolios in the names of the shareholders of the corresponding Acquired Portfolios, each account representing the respective pro rata number of shares of such Acquiring Portfolio due the shareholder. After such distribution, the Trust will take all necessary steps under Massachusetts law, the Trust's Declaration of Trust and any other applicable law to effect a complete dissolution of each Acquired Portfolio.

      The Board has determined, with respect to the Acquired Portfolios and the Acquiring Portfolios, that the interests of shareholders and of contract owners whose contract values are invested in shares of such Portfolios will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of such Portfolios and such shareholders and contract owners.

      Certain of the existing investment limitations of the Acquired Portfolios that require shareholder approval for amendment prohibit each Acquired Portfolio from engaging in activities such as investing more than a stated percentage of its assets in an issuer's securities. By approving the Plan, the shareholders of the Acquired Portfolios will be deemed to have agreed to waive any such limitations solely insofar as they might be deemed to apply to the Reorganization.

      The consummation of the Reorganization with respect to the Combination of any Acquired Portfolio into its corresponding Acquiring Portfolio is subject to the conditions set forth in the Plan, including that the affirmative vote of the holders of at least a Majority of the Outstanding Voting Securities (as defined under "Voting Information" below) of the Acquired Portfolio entitled to vote approve the Reorganization. The Plan may be terminated and the Reorganization abandoned at any time prior to the Effective Time of the Reorganization, before or after approval by the shareholders of the Acquired Portfolios, by the Trust on behalf of any or all of the Acquired and Acquiring Portfolios if (i) any material condition or covenant set forth in the Plan has not been fulfilled or waived by the Trust on behalf of the party entitled to its benefits, or (ii) there has been a material breach or default by the other party or (iii) the Board determines that proceeding with the Reorganization is not in the best interests of any or all of the Acquired or Acquiring Portfolios or their respective shareholders or contract owners, or (iv) for any other reason. The Plan provides that Trust on behalf of any of the Acquired or Acquiring Portfolios may waive compliance with any of the covenants or conditions made therein for the benefit of any such Portfolio or Portfolios, except for certain conditions regarding the receipt of regulatory approvals.

      The expenses of the Reorganization (other than registration fees payable for the registration of shares of the Acquiring Portfolios in connection with the Reorganization, which will be payable by the Acquiring Portfolios) will be borne by the Acquired Portfolios and the Acquiring Portfolios. See "Voting Information" below.

      Shareholders of each Acquired Portfolio will receive Series I, Series II, Series III or NAV shares of the corresponding Acquiring Portfolio in accordance with the procedures provided for in the Plan as described above. Each such share will be fully paid and non-assessable when issued (except as noted under "Additional Information About the Plan - Massachusetts Business Trust") and transferable without restrictions and will have no preemptive or conversion rights.

      If the Plan is not approved by the shareholders of a Acquired Portfolio or is not consummated for any other reason, the Board will consider other possible courses of action. See "Voting Information." THE BOARD, INCLUDING ALL THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS APPROVE THE PLAN UNDER PROPOSALS 1 THROUGH 6.

                         REASONS FOR THE REORGANIZATION

      The Reorganization is being proposed and will be effected in connection with the JHVST Reorganization pursuant to which JHVST Funds will be combined into corresponding Portfolios of the Trust -- including three of the Acquiring
Portfolios: the Mid Cap Stock Trust, Active Bond Trust and 500 Index Trust B - to create a single, larger variable insurance products fund that is expected to eliminate certain duplicate costs and redundant investment options and to operate with greater efficiency. The main purpose of the Reorganization is to further implement the rationalization and consolidation of investment options included in the JHVST Reorganization. The proposed Combinations of Portfolios that would be effected by the Reorganization are intended to provide the Trust with a more competitive line up of investment options while at the same time enabling shareholders whose assets are invested in the Acquired Portfolios to pursue substantially similar investment objectives and policies in the context of combined Acquired and Acquiring Portfolios that will have larger assets (taking into account the JHVST Reorganization) and are expected to be managed more efficiently and to have improved prospects for growth with attendant reductions in overall expenses. See "Overview of the Reorganization."

                    BOARD CONSIDERATION OF THE REORGANIZATION

      The Board of Trustees of the Trust, including the Independent Trustees, considered the Reorganization at meetings held on September 28-29, 2004 and December 13, 2004. The Board considered information about the Reorganization presented by, among others, JHIMS. The Board was assisted by legal counsel, and the Independent Trustees were assisted by independent legal counsel, in their review of the Reorganization. In reaching the decision at its December 13, 2004 meeting to recommend approval of the Reorganization, the Board concluded that the participation of each Acquired Portfolio and each corresponding Acquiring Portfolio in the Reorganization is in the best interests of each Acquired Portfolio and each corresponding Acquiring Portfolio, as well as the best interests of shareholders and contract owners whose contract values are invested in shares of the Acquired Portfolios and the Acquiring Portfolios, and that the interests of existing shareholders and contract owners will not be diluted as a result of the Reorganization.

      In determining whether to approve the Reorganization and recommend its approval to shareholders, the Board made an inquiry into a number of matters and considered the following factors, among others: (1) the compatibility of the investment objectives, policies and restrictions of each Acquired Portfolio and its corresponding Acquiring Portfolio; (2) the current and historical performance of each Acquired Portfolio and corresponding Existing Acquiring Portfolio; (3) the advantages to each Acquired Portfolio that will combine into an Existing Acquiring Portfolio of investing in larger asset pools with potentially greater diversification; (4) the possible benefits of a larger asset base to portfolio management of each Acquiring Portfolio; (5) expense ratios and available information regarding the fees and expenses of each Acquired Portfolio and its corresponding Acquiring Portfolio (historical, estimated and/or pro forma), as well as of similar funds; (6) the investment experience, expertise and resources of the respective subadvisers to the Acquired and Acquiring Portfolios; (7) the JHVST Reorganization and its impact on the Mid Cap Stock Trust, Active Bond Trust and 500 Index Trust B and on the Acquired and Acquiring Portfolios generally; (8) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder or contract owner interests; (8) any direct and indirect costs to be incurred by each Acquired Portfolio and its corresponding Acquiring Portfolio as a result of the Reorganization; (9) any direct or indirect benefits to JHIMS or its affiliates to be realized as a result of the Reorganization; (10) the tax consequences of the Reorganization; and (11) possible alternatives to the Reorganization.

      The Board's decision to recommend approval of the Reorganization was based on a number of factors, including the following which relate to the Combination of each Acquired Portfolio with its corresponding Acquiring Portfolio:

   1. The investment objectives, policies and risks of the Acquiring Portfolios are the same or substantially similar to those of their corresponding Acquired Portfolios and will afford shareholders of the Acquired Portfolios continuity of investment objectives and expectations.

   2. The respective subadvisers to the Acquiring Portfolios may be expected to provide investment advisory services and personnel of at least the same quality as those currently provided by the respective subadvisers to the Acquired Portfolios;

   3. Each Acquired Portfolio in combination with its corresponding Acquiring Portfolio may expect to benefit from one or both of: (i) an immediately larger asset base (taking into account, with respect to the Mid Cap Stock Trust, Active Bond Trust and 500 Index Trust B, the expected impact of the JHVST Reorganization) to defray costs and enable greater flexibility in portfolio management and greater diversification in investments; and (ii) more efficient management and lower overall expenses on an ongoing basis resulting from the combination;

   4. The combination of each Acquired Portfolio and its corresponding Acquiring Portfolio will not result in any dilution of contract values;

   5. The Reorganization has been structured as a tax-free reorganization and therefore will not result in individual contract owners recognizing any gain or loss for federal income tax purposes; and

   6. Most Combinations involve an Acquiring Portfolio with overall expenses that are substantially the same as or lower than those of the Acquired Portfolio. In the one Combinations in which the Acquiring Portfolio's overall expenses are higher than those of the Acquired Portfolio, the Board determined that such higher expenses are within industry norms, may be expected to decrease over time (including as a result of application to larger assets of the Acquiring Portfolio's management fee breakpoints) and were more than outweighed by the benefits of the Combination.

         Particular factors considered by the Board with respect to the Combination of a particular Acquired Portfolio into its corresponding Acquiring Portfolio are discussed under the Proposal for that Combination. See "Board Consideration of Combination" under each Proposal.

                   DESCRIPTION OF THE SECURITIES TO BE ISSUED

      The Trust has an unlimited number of authorized shares of beneficial interest, par value $0.01 per share. These authorized shares may be divided into series and classes thereof. The Declaration of Trust authorizes the Board to issue shares in different series, to create new series and to name the rights and preferences of the shareholders of each of the series. The Board does not need additional shareholder action to divide the shares into separate series or to name the shareholders' rights and preferences.

      Each Acquired Portfolio and Acquiring Portfolio is a series of the Trust. The shares of the Trust may be issued in four classes: Series I shares (formerly referred to as Class A shares), Series II shares

(formerly referred to as Class B shares); Series III shares; and NAV shares. Not all Trust Portfolios are authorized to or offer all classes of shares, and additional classes may be offered in the future (see "Multiple Classes of Shares" below"). Currently, all the Acquired Portfolios and Existing Acquiring Portfolios have issued Series I, Series II and Series III shares except the Equity Index Trust which has issued only Series I shares and the Small Company Blend Trust which has issued only Series I and Series II shares. All the Acquiring Portfolios will issue Series I, Series II, Series III shares in connection with the Reorganization except the 500 Index Trust which will issue NAV shares and the Mid Cap Stock Trust which will issue only Series I and Series II shares. Each such share, when issued, will be fully paid and non-assessable (except as noted below under "Additional Information About the Portfolios -- Massachusetts Business Trust"). Series I shares, Series II shares, Series III shares and NAV shares may not be converted into shares of any other class.

      Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Portfolio and upon liquidation in the net assets of such Portfolio remaining after satisfaction of outstanding liabilities. Fractional shares have proportionate fractional rights to full shares. For these purposes and for purposes of determining the sale and redemption prices of shares, any assets or accrued liabilities that are not clearly allocable to a particular Portfolio will be allocated in the manner determined by the Board of Trustees of the Trust.

      Expenses of each Portfolio are borne by Series I, Series II, Series III and NAV shares based on the net assets of the Portfolio attributable to shares of each class. Notwithstanding the foregoing, "class expenses" will be allocated to each class. "Class expenses" for each Portfolio include the 12b-1 fees (if any) paid with respect to a class and other expenses which the JHIMS as investment adviser to each Portfolio determines are properly allocable to a particular class. JHIMS will make such allocations in such manner and using such methodology which it determines are reasonably appropriate. JHIMS' determination is subject to ratification or approval by the Board. The kinds of expenses that JHIMS may determine are properly allocable to a particular class include the following: (i) printing and postage expenses related to preparing and distributing to the shareholders of a specific class (or holders of contracts funded by shares of such class) materials such as shareholder reports, prospectuses and proxies; (ii) professional fees relating solely to such class;
(iii) Trustees' fees, including independent counsel fees, relating specifically to one class; and (iv) expenses associated with meetings of shareholders of a particular class.

                         FEDERAL INCOME TAX CONSEQUENCES

      As a condition to the consummation of the Reorganization, the Trust will have received an opinion from Dykema Gossett PLLC, tax counsel to the Trust in connection with the Reorganization, to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes: (1) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code with respect to each Acquired Portfolio and its corresponding Acquiring Portfolio; (2) no gain or loss will be recognized by any of the Acquired Portfolios or the corresponding Acquiring Portfolios upon the transfer of all of the assets and liabilities, if any, of each Acquired Portfolio to its corresponding Acquiring Portfolio solely in exchange for shares of the Acquiring Portfolio; (3) no gain or loss will be recognized by shareholders of any of the Acquired Portfolios upon the exchange of such Portfolio's shares solely for shares of its corresponding Acquiring Portfolio;
(4) the holding period and tax basis of the shares of each Acquiring Portfolio received by each holder of shares of the corresponding Acquired Portfolio pursuant to the Reorganization will be the same as the holding period and tax basis of the shares of the Acquired Portfolio held by the shareholder (provided the shares of the Acquired Portfolios were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; and (5) the holding period and tax basis of the assets of each of the Acquired Portfolios acquired by its corresponding Acquiring Portfolio will be the same as the holding period and tax basis of those assets to each of the Acquired Portfolios immediately prior to the Reorganization.

      Each Portfolio's ability to carry forward its pre-merger losses will be limited as a result of the merger. The effect of this limitation, however, will depend on the amount of losses in each Portfolio at the time of the merger.

                                 CAPITALIZATION

      As to each Proposal, the following tables show as of June 30, 2004: (i) the capitalization of the Acquired Portfolios; (ii) the capitalization of the Acquiring Portfolios (subject to adjustments as set forth in the tables); and
(iii), in the case of each Existing Acquiring Portfolio, the pro forma combined capitalization of the Existing Acquiring Portfolio as if the Reorganization had occurred as of that date. In the case of each New Acquiring Portfolio, the combined capitalization of the Acquired Portfolio and its corresponding New Acquiring Portfolio will be the same as the capitalization of the Acquired Portfolio. As of June 30, 2004, each of the Acquired Portfolios and Existing Acquiring Portfolios had outstanding one or more of the following classes of shares as indicated in the tables: Series I shares, Series II shares and Series III shares. The 500 Index Trust B (a New Acquiring Portfolio) will issue NAV shares in exchange for Series I shares of the Equity Index Trust (an Acquired Portfolio) in connection with the Reorganization. See "Additional Information About the Portfolios -- Multiple Classes of Shares." The estimated expenses of the Reorganization as to each Acquired Portfolio and its corresponding Acquiring Portfolio are set forth in the notes to the tables.

PROPOSAL 1

                                                                 NET ASSET           SHARES
             PORTFOLIOS                     NET ASSETS        VALUE PER SHARE      OUTSTANDING
----------------------------------------   ------------       ---------------      -----------
(1) Aggressive Growth Trust
(Acquired Portfolio)       --Series I      $308,934,207       $         13.87       22,272,932
                           -- Series II      96,951,213                 13.85        7,000,193
                           -- Series III         20,466                 13.87            1,476

(2)  Mid Cap Stock Trust*
(Acquiring Portfolio)      --Series I      $315,572,072       $         12.94       24,378,665
                           -- Series II     179,803,141                 12.90       13,940,238
                           -- Series III         49,488                 12.94            3,823

(3) (2) Mid Cap Stock Trust*
(Acquiring Portfolio)
     (pro-forma (1) and (2))**
                           -- Series I     $624,506,279       $         12.94       48,253,024
                           -- Series II     276,754,354                 12.90       21,455,836
                           -- Series III         69,954                 12.94            5,405

-------------
* Does not include $220,812,765 as the net assets at June 30, 2004 of the NAV shares of the JHVST Mid Cap Growth Fund which, subject to its shareholders' approval at the JHVST Shareholders Meeting, is expected to be combined into the Acquiring Portfolio effective April 29, 2005 in connection with the JHVST Reorganization.

** The pro-forma figures for net assets and net asset values per share do not reflect aggregate estimated expenses of $103,744 allocable to the Aggressive Growth Trust, Mid Cap Stock Trust and JHVST Mid Cap Growth Fund in connection with the Reorganization and the JHVST Reorganization.

PROPOSAL 2

                                                                 NET ASSET           SHARES
        PORTFOLIOS                          NET ASSETS        VALUE PER SHARE      OUTSTANDING
----------------------------------------   ------------       ---------------      -----------
(1) Diversified Bond Trust
(Acquired Portfolio)       -- Series I     $264,714,957       $         10.35       25,581,766
                           -- Series II     131,740,361                 10.31       12,775,749
                           -- Series III          8,408                 10.33              814

(2) Active Bond Trust*
(Acquiring Portfolio)      -- Series I               --       $          9.49               --
                           -- Series II              --                  9.49               --
                           -- Series III             --                  9.49               --

(3) Active Bond Trust*
(Acquiring Portfolio)
    (pro-forma (1) and (2))**
                           -- Series I     $264,714,957       $          9.49       27,894,095
                           -- Series II     131,740,361                  9.49       13,882,019
                           -- Series III          8,408                  9.49              886

-------------
* Does not include $1,011,132,000 as the net assets at June 30, 2004 of the NAV shares of the JHVST Active Bond Fund which, subject to its shareholders' approval at the JHVST Shareholders Meeting, is expected to be combined into the Acquiring Portfolio effective April 29, 2005 in connection with the JHVST Reorganization.

** The pro-forma figures for net assets and net asset values per share do not reflect estimated expenses of the Reorganization with respect to the two Portfolios of $217,172.

PROPOSAL 3

                                                                 NET ASSET           SHARES
           PORTFOLIO                        NET ASSETS        VALUE PER SHARE      OUTSTANDING
----------------------------------------   ------------       ---------------      -----------
(1) Equity Index Trust
(Acquired Portfolio)         -- Series I   $ 83,683,256       $         13.87        6,031,670

(2) 500 Index Trust B*
(Acquiring Portfolio)        --NAV                   --       $         14.56               --

(3) 500 Index Trust B*
 (Acquiring Portfolio)                     $ 83,683,256       $         14.56        5,747,476
   (pro-forma (1) and (2))** --NAV

-------------
* Does not include $720,456,068 as the net assets at June 30, 2004 of the NAV shares of the JHVST Equity Index Fund which, subject to its shareholders' approval at the JHVST Shareholders Meeting, is expected to be combined into the Acquiring Portfolio effective April 29, 2005 in connection with the JHVST Reorganization.

** The pro-forma figures for net assets and net asset values per share do not reflect estimated expenses of the Reorganization with respect to the two Portfolios of $5,784.

PROPOSAL 4

                                                                 NET ASSET           SHARES
          PORTFOLIOS                        NET ASSETS        VALUE PER SHARE      OUTSTANDING
----------------------------------------   -----------        ---------------      -----------
(1) Overseas Trust
(Acquired Portfolio)       -- Series I     $439,227,631       $          9.52       46,147,629
                           -- Series II     204,586,014                  9.49       21,553,434
                           -- Series III         68,084                  9.50            7,168

(2) International Value Trust
(Acquiring Portfolio)      -- Series I     $381,885,207       $         12.79       29,848,057
                           -- Series II     261,520,521                 12.75       20,503,864

                           -- Series III         49,416                 12.77            3,870
(3) International Value Trust
(Acquiring Portfolio)
  (pro-forma (1) and (2))*
                           -- Series I     $821,112,838       $         12.79       64,189,545
                           -- Series II     466,106,535                 12.75       36,549,826
                           -- Series III        117,500                 12.77            9,202

-------------
* The pro-forma figures for net assets and net asset values per share do not reflect estimated expenses of the Reorganization with respect to the two Portfolios of $88,984.

PROPOSAL 5

                                                                  NET ASSET          SHARES
            PORTFOLIOS                      NET ASSETS        VALUE PER SHARE      OUTSTANDING
----------------------------------------   -----------        ---------------      -----------
(1) Small Company Blend Trust
(Acquired Portfolio)       -- Series I     $140,991,329       $         11.44       12,320,613
                           -- Series II      68,588,256                 11.41        6,009,009

(2) Small Cap Opportunities Trust
(Acquiring Portfolio)      -- Series I     $ 73,524,514       $         18.51        3,971,468
                           -- Series II      74,566,498                 18.48        4,035,781
                           -- Series III         23,726                 18.49            1,283

(3) Small Cap Opportunities Trust
(Acquiring Portfolio)
  (pro-forma (1) and (2))*
                           -- Series I     $214,515,843       $         18.51       11,588,504
                           -- Series II     143,154,754                 18.48        7,747,267
                           -- Series III         23,726                 18.49            1,283

-------------
* The pro-forma figures for net assets and net asset values per share do not reflect estimated expenses of the Reorganization with respect to the two Portfolios of $24,724 .

PROPOSAL 6

                                                                 NET ASSET           SHARES
               PORTFOLIOS                   NET ASSETS        VALUE PER SHARE      OUTSTANDING
----------------------------------------   -----------        ---------------      -----------
(1) Strategic Growth Trust
(Acquired Portfolio)       -- Series I     $190,485,333       $         10.14       18,779,560
                           -- Series II     123,861,759                 10.11       12,246,838
                           -- Series III         33,694                 10.14            3,322

(2) U.S. Global Leaders Growth Trust
(Acquiring Portfolio)      --Series I      $  2,546,685       $         12.73          200,110
                           -- Series II       2,832,000                 12.72          222,584
                           -- Series III             --                    --               --

(3) U.S. Global Leaders Growth Trust
(Acquiring Portfolio)
   (pro-forma (1) and (2))*
                           -- Series I     $193,032,018       $         12.73       15,163,608
                           -- Series II     126,693,759                 12.72        9,960,144
                           -- Series III         33,694                 12.73            2,647

-------------
* The pro-forma figures for net assets and net asset values per share do not reflect estimated expenses of the Reorganization with respect to the two Portfolios of $22,102.

                   ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

                           MULTIPLE CLASSES OF SHARES

      As stated above, the Trust is authorized to issue four classes of shares for the Trust Portfolios: Series I shares (formerly referred to as Class A shares), Series II shares (formerly referred to as Class B shares), Series III shares and NAV shares. The Acquiring Portfolios will issue one or more of such shares in connection with the Reorganization. Series I, Series II, Series III and NAV shares are the same except for differences in class expenses, including different Rule 12b-1 fees for the Series I, Series II and Series III shares (see "Rule 12b-1 Fees" below), and voting rights.

      All shares of each Portfolio have equal voting rights and are voted in the aggregate, and not by class, except that shares of each class have exclusive voting rights on any matter submitted to shareholders that relates solely to the arrangement of that class and have separate voting rights when any matter is submitted to shareholders in which the interests of one class differ from the interests of any other class or when voting by class is otherwise required by law.

                                 RULE 12b-1 FEES

      The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for each of the Series I, Series II and Series III shares of each of the Acquired Portfolios (except the Equity Index Trust which issues only Series I shares which are not subject to Rule 12b-1 fees) and Acquiring Portfolios. The NAV shares of the Trust, including the NAV shares of the 500 Index Trust to be issued in connection with the Reorganization, are not subject to Rule 12b-1 fees.

      At present, Series I shares of each Acquired Portfolio (except the Equity Index Trust) and Existing Acquiring Portfolio are subject to a Rule 12b-1 fee of up to 0.15% of Series I share average daily net assets. Series II shares of each Portfolio are subject to a Rule 12b-1 fee of up to 0.35% of Series II share average daily net assets. Series III shares of each Portfolio are subject to a Rule 12b-1 fee of up to 0.50% of Series III share average daily net assets. The Series I, Series II and Series III shares of each New Acquiring Portfolio are subject to Rule 12b-1 fees of, respectively, 0.05%, 0.25% and 0.40%.

      With respect to the Acquired Portfolios (other than the Equity Index Trust) and the Existing Acquiring Portfolios, the Board of Trustees at its meeting on December 13, 2004 approved a proposed management fee increase of 0.10% and directed that such proposed increase be submitted to shareholders of such Portfolios for their consideration at the Trust Shareholders Meeting. At the same time, the Board approved a corresponding decrease of 0.10% in the Rule 12b-1 fees applicable to such Portfolios which will go into effect with the management fee increase. Consequently, if shareholders of the Acquired Portfolios (other than the Equity Index Trust) and the Existing Acquiring Portfolios approve the management fee increase at the Trust Shareholders Meeting, the Rule 12b-1 fees applicable to the Series I, Series II and Series III shares of such Portfolios will be the same as those applicable with respect to the New Acquiring Portfolios: Series I -- 0.05%; Series II -- 0.25%; and Series III -- 0.40%.

      The Rule 12b-1 fees are paid to the Trust's distributor, John Hancock Distributors LLC (the "Distributor" or "JH Distributors") (formerly, Manufacturers Financial Securities LLC). To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-1 fees:
(i) for any expenses relating to the distribution of the shares of the class;
(ii) for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and (iii) for the payment of "service fees" that come within Rule 2830(d)(5) of the Conduct Rules of the National Association of Securities Dealers, Inc. Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a Portfolio to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the Portfolio serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding sentence; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives. Currently, all such payments relating to Series I, Series II and Series III shares are made to insurance companies affiliated with JHIMS and the Distributor. However, payments may be made to nonaffiliated insurance companies in the future.

      Rule 12b-1 fees are paid out of a Portfolio's assets on an ongoing basis. Therefore, these fees will increase the cost of an investment in a Portfolio and may, over time, be greater than other types of sales charges.

                           DIVIDENDS AND DISTRIBUTIONS

      The dividends and distributions procedures with respect to the Acquired Portfolios are identical to those with respect to their corresponding Acquiring Portfolios. The Trust intends to declare as dividends substantially all of the net investment income, if any, of each of the Acquiring Portfolios. Dividends from the net investment income and the net capital gain, if any, for each Acquiring Portfolio will be declared not less frequently than annually and reinvested in additional full and fractional shares of that Portfolio or paid in cash.

                        PURCHASE AND REDEMPTION OF SHARES

      The purchase and redemption procedures with respect to the Acquired Portfolios are identical to those with respect to their corresponding Acquiring Portfolios. Shares of each Portfolio of the Trust are offered continuously, without sales charge, at a price equal to their net asset value. Shares of each Portfolio of the Trust are sold and redeemed at their net asset value next computed after a purchase payment or redemption request is received by the shareholder from the contract owner or after any other purchase or redemption order is received by the Trust. Depending upon the net asset value at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, the Trust may suspend the right of redemption or postpone the date of payment beyond seven days during any period when: (i) trading on the New York Stock Exchange is restricted, as determined by the SEC, or such Exchange is closed for other than weekends and holidays; (ii) an emergency exists, as determined by the SEC, as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets; or (iii) the SEC by order so permits for the protection of security holders of the Trust.

      Calculation of Net Asset Value. The net asset value of the shares of each of the Acquired Portfolios and Acquiring Portfolios is determined once daily as of the close of day-time trading of the New York Stock Exchange, Monday through Friday, except that no determination is required on: (i) days on which changes in the value of such Portfolio's portfolio securities will not materially affect the current net asset value of the shares of the Portfolio, (ii) days during which no shares of such Portfolio are tendered for redemption and no order to purchase or sell such shares is received by the Trust, or (iii) the following business holidays or the days on which such holidays are observed by the New York Stock Exchange: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      The net asset value per share of each share class of a Portfolio is computed by: (i) adding the sum of the value of the securities held by each Portfolio, plus any cash or other assets it holds, attributable to the class,
(ii) subtracting all its liabilities attributable to the class, and (iii) dividing the result by the total number of shares outstanding of the class at such time.

      Securities held by each of the Portfolios, except money market instruments with remaining maturities of 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, portfolio securities are valued at fair value as determined in good faith by the Board of Trustees. The Trustees have delegated the responsibility to fair value securities to the Trust's Pricing Committee (the "Pricing Committee"), and actual calculation of fair value may be made by persons acting pursuant to the direction of the Trustees.

      Generally, trading (i) in non-U.S. securities, (ii) U.S. Government Securities and (iii) money market instruments is substantially completed each day at various times prior to the close of trading of the New York Stock Exchange. The values of such securities used in computing the net asset value of a portfolio's shares are generally determined as of such times. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Trustees or their designee believe accurately reflects its fair value.

      In deciding whether to make a fair value adjustment to the price of a security, the Trustees or their designee may review a variety of factors, including, developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Trust may also fair value securities in other situations, for example, when a particular foreign market is closed but the Trust is calculating the net asset value for its portfolios. In view of these factors, it is likely that Trust portfolios investing significant amounts of assets in securities in foreign markets will be fair valued more frequently than Trust portfolios investing significant amounts of assets in frequently traded, U.S. exchange listed securities of large capitalization U.S. issuers.

      For purposes of determining when fair value adjustments may be appropriate with respect to Trust Portfolios that invest in securities in foreign markets that close prior to the New York Stock Exchange, the Trust will, on an ongoing basis, monitor for "significant market events." A "significant market event" is a certain percentage change in the value of the S&P index or of certain "i-Share Exchange Traded Funds" ("i-Shares") which track foreign markets in which Trust Portfolios have significant investments. If a significant market event occurs due to a change in the value of the S&P index or of i-Shares, the pricing for all Trust Portfolios that invest in foreign market that have closed prior to the New York Stock Exchange will promptly be reviewed and potential adjustments to the net asset value of such portfolios will be recommended to the Trust's Pricing Committee where applicable.

      Fair value pricing of securities is intended to help ensure that the net asset value of a Portfolio's shares reflects the value of the Portfolio's securities as of the close of the New York Stock Exchange (as opposed to a value which is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of a Portfolio at deflated prices reflecting stale security valuations and promptly sell such shares at a gain. However, a security's valuation may differ depending on the method used for determining value and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

      All money market instruments with a remaining maturity of 60 days or less held by the Portfolios are valued on an amortized cost basis.

                                   TAX MATTERS

      QUALIFICATION AS A REGULATED INVESTMENT COMPANY; DIVERSIFICATION REQUIREMENTS APPLICABLE TO INSURANCE COMPANY SEPARATE ACCOUNTS. The Trust intends to take the steps necessary to qualify each Portfolio as a regulated investment company under Subchapter M of the Code and believes that each Portfolio will so qualify. As a result of qualifying as a regulated investment company, each Portfolio will not be subject to U.S. federal income tax on its net investment income and net capital gain that it distributes to its shareholders in each taxable year provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year. Net investment income is defined as investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid. Net capital gain is defined as the excess of its net realized long-term capital gain over its net realized short-term capital loss. Each portfolio is subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of ordinary income and capital gain net income. To the extent possible, each portfolio intends to make sufficient distributions to avoid the application of both corporate income and excise taxes.

      Because the Trust complies with the ownership restrictions of Treas. Reg.
Section 1.817-5(f) (no direct ownership by the public), each insurance company separate account will be treated as owning its proportionate share of the assets of any Portfolio in which it invests, provided that the Portfolio qualifies as a regulated investment company. Therefore, each Portfolio intends to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a Portfolio may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

      If a Portfolio failed to qualify as a regulated investment company, owners of contracts based on the Portfolio:

   - would be treated as owning shares of the Portfolio (rather than their proportionate share of the assets of such Portfolio) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and

   - the Portfolio would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification.

      In addition, if a Portfolio failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the Portfolio might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the subadvisers to the Portfolios and it is intended that the Portfolios will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a Portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the subadvisers might otherwise believe to be desirable.

      FOREIGN INVESTMENTS. Portfolios investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. The investment yield of any Portfolio that invests in foreign securities or currencies will be reduced by these foreign taxes.

      TAX IMPLICATIONS FOR INSURANCE CONTRACTS WITH INVESTMENTS ALLOCATED TO THE TRUST. For information regarding the tax implications for the purchaser of a variable annuity or life insurance contract who allocates investments to a Portfolio of the Trust, please refer to the prospectus for the contract.

      The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. The Code and Regulations are subject to change, possibly with retroactive effect. For additional information on taxes, see "Additional Information Concerning Taxes" in the Statement of Additional Information.



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                          MASSACHUSETTS BUSINESS TRUST

      Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trustees or any officer of the Trust. The Declaration of Trust also provides for indemnification out of the property of a Trust Portfolio for all losses and expenses of any shareholder held personally liable for the obligations of such Portfolio. In addition, the Declaration of Trust provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon, but only out of the property of the affected Portfolio. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular Portfolio would be unable to meet its obligations. The Trust considers such risk to be remote.

                ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES
                         AND TECHNIQUES AND RISK FACTORS

                         ADDITIONAL INVESTMENT POLICIES

      Subject to certain restrictions, each of the Acquired Portfolios and Acquiring Portfolios may use the following investment strategies and purchase the following types of securities.

      LENDING OF PORTFOLIO SECURITIES. Each of the Portfolios may lend its securities so long as such loans do not represent more than 33 1/3% of the Portfolio's total assets. As collateral for the lent securities, the borrower gives the lending Portfolio collateral equal to at least 100% of the value of the lent securities. The collateral may consist of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the lent securities increases. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

      WHEN-ISSUED SECURITIES ("FORWARD COMMITMENTS"). In order to help ensure the availability of suitable securities, each of the Portfolios may purchase debt securities on a "when-issued" or on a "forward delivery" basis. These terms mean that the obligations will be delivered to the Portfolio at a future date, which may be a month or more after the date of commitment. While awaiting delivery of the obligations purchased on such bases, a Portfolio will establish a segregated account consisting of cash or high quality debt securities equal to the amount of the commitments to purchase when-issued or forward delivery securities. At the time delivery is made, the value of when-issued or forward delivery securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction.

      U.S. GOVERNMENT SECURITIES. Each of the Portfolios may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality which depends entirely on its own resources to repay the debt. U.S. government securities that are backed by the full faith and credit of the United States include U.S. Treasuries and mortgage-backed securities guaranteed by the Government National Mortgage Association. Securities that are only supported by the credit of the issuing agency or instrumentality include the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Banks ("FHLBs") and the Federal Home Loan Mortgage Corporation ("Freddie Mac").

      REPURCHASE AGREEMENTS. Each of the Portfolios may enter into repurchase agreements. Repurchase agreements involve the acquisition by a Portfolio of debt securities subject to an agreement to resell them at an agreed-upon price. The arrangement is in economic effect a loan collateralized by securities. The Portfolio's risk in a repurchase transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible delays and expense in liquidating the instrument. Securities subject to repurchase agreements will

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be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchased obligation, including the interest accrued thereon.

      REVERSE REPURCHASE AGREEMENTS. Each of the Portfolios may enter into "reverse" repurchase agreements. Under a reverse repurchase agreement, a Portfolio may sell a debt security and agree to repurchase it at an agreed upon time and at an agreed upon price. The Portfolio will maintain on its records liquid assets such as cash, Treasury bills or other U.S. Government Securities having an aggregate value equal to the amount of such commitment to repurchase including accrued interest, until payment is made. While a reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a Portfolio's net asset value per share, each Portfolio will cover the transaction as described above.

      FOREIGN REPURCHASE AGREEMENTS. Each of the Portfolios may enter into foreign repurchase agreements. Foreign repurchase agreements may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.

      MORTGAGE DOLLAR ROLLS. Unless otherwise explicitly prohibited in the descriptions of the Portfolios, each of the Portfolios may enter into mortgage dollar rolls. Under a mortgage dollar roll, a Portfolio sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. At the time a Portfolio enters into a mortgage dollar roll, it will maintain on its records liquid assets such as cash, U.S. Government Securities or other liquid assets equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings.

      A Portfolio may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Dollar roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a Portfolio's net asset value per share, each Portfolio will cover the transaction as described above.

      WARRANTS. Unless otherwise explicitly prohibited in the descriptions of the Portfolios, each of the Portfolios may, subject to certain restrictions, purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. Warrants cease to have value if not exercised prior to the expiration date.

      ILLIQUID SECURITIES. Each of the Portfolios is precluded from investing in excess of 15% of its net assets in securities that are not readily marketable. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, the Trust may be forced to sell them at a discount from the last offer price.

      INDEXED/STRUCTURED SECURITIES. Unless otherwise explicitly prohibited in the descriptions of the Portfolios, each of the Portfolios may invest in indexed/structured securities. These securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Index/structured securities may have return characteristics similar to direct investments in the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

      SHORT SALES. Each of the Portfolios may make short sales "against the box." In a short sale against the box, at the time of sale, the Portfolio owns or has the right to acquire the identical security, or

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

one equivalent in kind or amount, at no additional cost. Until a Portfolio closes its short position or replaces a borrowed security, the Portfolio will
(i) segregate with its custodian cash or other liquid assets at such a level that the amount segregated plus the amount deposited with the lender as collateral will equal the current market value of the security sold short or
(ii) otherwise cover its short position.

      LOAN PARTICIPATIONS. Each of the Portfolios may invest in fixed-and floating-rate loans, which investments generally will be in the form of loan participations and assignments of such loans. Participations and assignments involved special types of risks, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Portfolio purchases a participation, it may only be able to enforce its rights through the lender and may assume the credit risk of the lender in addition to the borrower.

      These investment strategies and securities are more fully described in the Statement of Additional Information, which is incorporated by reference into this Proxy Statement/Prospectus.

                    HEDGING AND OTHER STRATEGIC TRANSACTIONS

      Each of the Acquired Portfolios and the Acquiring Portfolios is authorized to use a variety of investment strategies. These strategies will be used primarily for hedging purposes, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements) and managing the effective maturity or duration of debt instruments held by the Portfolio. Hedging refers to protecting against possible changes in the market value of securities a portfolio already owns or plans to buy or protecting unrealized gains in the Portfolio. These strategies may also be used to gain exposure to a particular securities market. The hedging and other strategic transactions which may be used are described below:

   - exchange-listed and over-the-counter put and call options on securities, financial futures contracts and fixed income indices and other financial instruments,

   -     financial futures contracts (including stock index futures),

   - interest rate transactions (which may take the form of swaps, caps, floors and collars), and

   - currency transactions (which may take the form of currency forward contracts, currency futures contracts currency swaps and options on currencies or currency futures contracts.

      Collectively, these transactions are referred to in this Proxy Statement/Prospectus as "Hedging and Other Strategic Transactions." Hedging and Other Strategic Transactions may be used for the following purposes:

   - to attempt to protect against possible changes in the market value of securities held or to be purchased by a Portfolio resulting from securities markets or currency exchange rate fluctuations,

   - to protect a Portfolio's unrealized gains in the value of its securities,

   - to facilitate the sale of a Portfolio's securities for investment purposes,

   - to manage the effective maturity or duration of a Portfolio's securities,

   - to establish a position in the derivatives markets as a substitute for purchasing or selling securities in a particular market, or

   - to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

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      The ability of a Portfolio to utilize Hedging and Other Strategic
Transactions successfully will depend in part on its subadviser's ability to predict pertinent market movements, which cannot be assured. The skills required to successfully utilize Hedging and Other Strategic Transactions are different from those needed to select a portfolio's securities. While a subadviser will only use Hedging and Other Strategic Transactions in a Portfolio primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful it could result in a loss to the Portfolio. These transactions may also increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risks assumed. The potential loss from the use of futures can exceed a Portfolios initial investment in such contracts. In addition, these transactions could result in a loss to the Portfolio if the counterparty to the transaction does not perform as promised. A detailed discussion of various Hedging and Other Strategic Transactions, including applicable regulations of the Commodities Futures Trading Commission and the requirement to segregate assets with respect to these transactions, appears in the Statement of Additional Information, which is incorporated by reference into this Proxy Statement/Prospectus.

                RISKS OF INVESTING IN CERTAIN TYPES OF SECURITIES

      The risks of investing in certain types of securities in which the Acquired Portfolios and Acquiring Portfolios may invest are described below. Unless otherwise indicated below, each of the Acquired Portfolios and Acquiring Portfolios may invest in all the types of securities described. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

      NON-DIVERSIFIED PORTFOLIOS.

      Definition of Non-Diversified. Any portfolio that is non-diversified is limited as to the percentage of its assets that may be invested in any one issuer, and as to the percentage of the outstanding voting securities of such issuer that may be owned, only by the portfolio's own investment restrictions and the diversification requirements of the Internal Revenue Code (the "Code"). In contrast, a diversified portfolio may not invest more than five percent of its total assets in the securities, or own more than ten percent of the outstanding voting securities, of any one issuer.

      Risks. Since a non-diversified portfolio may invest a high percentage of its assets in the securities of a small number of companies, a non-diversified portfolio may be affected more than a diversified portfolio by a change in the financial condition of any of these companies or by the financial markets' assessment of any of these companies.

      EQUITY SECURITIES. Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a Portfolio investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a Portfolio could decline if the financial condition of the companies the Portfolio is invested in decline or if overall market and economic conditions deteriorate. Even the Portfolios that invest in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

      FIXED INCOME SECURITIES. Fixed income securities are generally subject to two principal types of risks: (a) interest rate risk and (b) credit quality risk.

      Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed income securities generally can be expected to decline.

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      Credit Quality Risk. Fixed income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a Portfolio has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the Portfolio's investments. Portfolios that may invest in lower rated fixed income securities are riskier than Portfolios that may invest in higher rated fixed income securities. Additional information on the risks of investing in investment grade fixed income securities in the lowest rating category and lower rated fixed income securities is set forth below.

      INVESTMENT GRADE FIXED INCOME SECURITIES IN THE LOWEST RATING CATEGORY. Investment grade fixed income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by Standard & Poor's and comparable unrated securities) involve a higher degree of risk than fixed income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

      LOWER RATED FIXED INCOME SECURITIES. Lower rated fixed income securities (commonly known as "junk bonds") are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by Standard & Poor's). The principal risks of investing in these securities are as follows:

      General Risks

      Risk to Principal and Income. Investing in lower rated fixed income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

      Price Volatility. The price of lower rated fixed income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed income securities by the market's perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

      Liquidity. The market for lower rated fixed income securities may have more limited trading than the market for investment grade fixed income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

      Dependence on Subadviser's Own Credit Analysis. While a subadviser to a Portfolio may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.

      Additional Risks Regarding Lower Rated Corporate Fixed Income Securities

      Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

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      Additional Risks Regarding Lower Rated Foreign Government Fixed Income
Securities

      Lower rated foreign government fixed income securities are subject to the risks of investing in emerging market countries described below under "Foreign Securities." In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

      SMALL AND MEDIUM SIZE COMPANIES.

      Small or Unseasoned Companies

      Survival of Small or Unseasoned Companies. Companies that are small or unseasoned (less than 3 years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products, may have limited financial resources and a small management group.

      Changes in Earnings and Business Prospects. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.

      Liquidity. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a Portfolio's investments to decrease if it needs to sell such securities when there are few interested buyers.

      Impact of Buying or Selling Shares. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

      Publicly Available Information. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a Portfolio, a subadviser may not be aware of problems associated with the company issuing the security.

      Medium Size Companies

      Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

      FOREIGN SECURITIES. The principal risks of investing in foreign securities are set forth below. As noted below, many of these risks are greater in the case of investments in emerging market countries.

      Currency Fluctuations. Investments in foreign securities may cause a Portfolio to lose money when converting investments from foreign currencies into U.S. dollars. A Portfolio may attempt to lock in an exchange rate by purchasing a foreign currency exchange contract prior to the settlement of an investment in a foreign security. However, it may not always be successful in doing so and the Portfolio could still lose money.

      Political and Economic Conditions. Investments in foreign securities subject a Portfolio to the political or economic conditions of the foreign country. These conditions could cause portfolio investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries which are more likely to be politically unstable. Political instability could cause the value of any investment in the securities of an issuer based in a foreign country to decrease or could prevent or delay the Portfolio from selling its investment and taking the money out of the country.

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      Removal of Proceeds of Investments from a Foreign Country. Foreign countries, especially emerging market countries, often have currency controls or restrictions which may prevent or delay a Portfolio from taking money out of the country or may impose additional taxes on money removed from the country. Therefore, a Portfolio could lose money if it is not permitted to remove capital from the country or if there is a delay in taking the assets out of the country, since the value of the assets could decline during this period or the exchange rate to convert the assets into U.S. dollars could worsen.

      Nationalization of Assets. Investments in foreign securities subject a Portfolio to the risk that the company issuing the security may be nationalized. If the company is nationalized, the value of the company's securities could decrease in value or even become worthless.

      Settlement of Sales. Foreign countries, especially emerging market countries, may also have problems associated with settlement of sales. Such problems could cause the Portfolio to suffer a loss if a security to be sold declines in value while settlement of the sale is delayed.

      Investor Protection Standards. Foreign countries, especially emerging market countries, may have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for a Portfolio, a subadviser may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S.

      INVESTMENT COMPANY SECURITIES. The total return on investments in other investment companies will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed end funds may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

      EXCHANGE TRADED FUNDS (ETFS). These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

      STRIPPED SECURITIES. Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

      MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

      Mortgage-Backed Securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans which are guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the Portfolio and not the purchase of shares of the Portfolio.

      Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a "pass-through" of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates raise or fall.

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      When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the portfolio's mortgage-backed securities will result in an unforeseen loss of interest income to the portfolio as the portfolio may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgaged-backed securities do not increase as much as other fixed income securities when interest rates fall.

      When interest rates rise, homeowners are less likely to prepay their mortgages loans. A decreased rate of prepayments lengthen the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

      The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Portfolio to differ from the yield calculated on the basis of the average life of the pool. In addition, if the Portfolio purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the Portfolio.

      Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments are likely to decline. Monthly interest payments received by the Portfolio have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to their prepayment feature.

      Collateralized Mortgage Obligations. The Portfolios may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the Portfolio may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

      Asset-Backed Securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

      Additional risks of investing in the types of securities mentioned above are described in the Statement of Additional Information, which is incorporated by reference into this Proxy Statement/Prospectus.

                               VOTING INFORMATION

      Proxies from the shareholders of each Acquired Portfolio are being solicited by the Board for the Special Meeting of Shareholders to be held on March 1, 2005 at 601 Congress Street, Boston, Massachusetts 02210 at 10:30 A.M., EASTERN TIME, or at such later time as necessary by adjournment.

      The Trust does not sells its shares directly to the public but generally only to insurance companies and their separate accounts as the underlying investment media for variable annuity and variable life

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insurance contracts ("contracts"), certain entities affiliated with the insurance companies and trustees of qualified pension and retirement plans ("qualified plans"). Only shares of a particular Portfolio are entitled to vote on matters which affect only the interests of that Portfolio.

      As of the Record Date, the shares of the Acquired Portfolios and Existing Acquiring Portfolios were legally owned by John Hancock Life Insurance Company (U.S.A.) ("JHLICO U.S.A.") (formerly, The Manufacturers Life Insurance Company (U.S.A.)), John Hancock Life Insurance Company of New York ("JHLICO New York") (formerly, The Manufacturers Life Insurance Company of New York), the "Lifestyle Portfolios" as defined below, and qualified plans for which JH Distributors provides certain administrative services. Each of JHLICO U.S.A. and JHLICO New York is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company ("Manulife"), a Canadian stock life insurance company. Manulife Financial Corporation ("MFC") is the holding company of Manulife and its subsidiaries, collectively known as Manulife Financial. The principal offices of Manulife Financial are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

      JHLICO U.S.A. is a stock life insurance company originally organized under the laws of Pennsylvania and redomesticated under the laws of Michigan. Its principal address is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. JHLICO New York is a stock life insurance company organized under the laws of New York whose principal address is 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. Each of JHLICO U.S.A. and JHLICO New York holds shares of the Trust directly and attributable to contracts in their separate accounts. Such separate accounts include separate accounts registered under the 1940 Act as well as unregistered separate accounts.

      The term "Lifestyle Portfolios" refers collectively to: the Lifestyle Aggressive 1000 Trust, Lifestyle Growth 820 Trust, Lifestyle Balanced 640 Trust, Lifestyle Moderate 460 Trust and Lifestyle Conservative 280 Trust, each of which is a Portfolio of the Trust. The Lifestyle Portfolios are funds-of-funds that invest in shares of other Trust Portfolios. JHLICO U.S.A. and JHLICO New York are the legal owners of shares of the Lifestyle Portfolios held in their separate accounts.

                         VOTING RIGHTS AND REQUIRED VOTE

      Shareholders of record at the close of business on December 31, 2004 (the "Record Date") will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of 30% of the shares outstanding of the Acquired Portfolios at the close of business on the Record Date present in person or by proxy will constitute a quorum for the Meeting. Each Acquired Portfolio share is entitled to one vote (and fractional shares to fractional votes). Series I, Series II and Series III shares of each Acquired Portfolio (as applicable) will vote in the aggregate and not by class on the matters to be presented at the Meeting. Shareholders do not have any rights of dissent or appraisal or cumulative voting rights.

      Approval of each Proposal requires the affirmative vote of a Majority of the Outstanding Voting Securities of the affected Acquired Portfolio that are entitled to vote on the matter. For this purpose, the vote of a "Majority of the Outstanding Voting Securities" means the affirmative vote of the lesser of:

(1) 67% or more of the shares of the Acquired Portfolio present at the Meeting, if the holders of more than 50% of the shares of the Acquired Portfolio are present in person or by proxy; or

(2)   more than 50% of the outstanding shares of the Acquired Portfolio.

      Shares of each Acquired Portfolio present in person or by proxy, including shares that abstain or do not vote with respect to a Proposal, will be counted for purposes of determining whether there is a quorum at the Meeting. Accordingly, an abstention from voting has the same effect as a vote against a Proposal.

      In the event the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies or any shareholder present at the meeting may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a Proposal will require the affirmative vote of the holders of a Majority of the Outstanding Voting Securities of the affected Acquired Portfolio cast at the Meeting. The persons named as proxies and any shareholder present at the meeting will vote for or against any adjournment in their discretion.

      In the event the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies or any shareholder present at the meeting may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a Proposal will require the affirmative vote of the holders of a majority of the shares of the affected Acquired Fund (or class) cast at the Meeting. The persons named as proxies and any shareholder present at the meeting will vote for or against any adjournment in their discretion.

      Proxies may be revoked at any time prior to the voting of the shares represented thereby by: (i) mailing written instructions addressed to the Secretary of the Trust at 601 Congress Street, Boston, Massachusetts 02210, or
(ii) signing and returning a new proxy, in each case if received by the Trust by February 28, 2005. ALL VALID PROXIES WILL BE VOTED IN ACCORDANCE WITH SPECIFICATIONS THEREON, OR IN THE ABSENCE OF SPECIFICATIONS, FOR APPROVAL OF PROPOSALS 1 THROUGH 6.

                 SOLICITATION OF PROXIES AND VOTING INSTRUCTIONS

      The Trust is soliciting proxies from the shareholders of the Trust, including JHLICO (U.S.A.) and JHLICO New York, which have the right to vote upon matters that may be voted upon at the Meeting. JHLICO (U.S.A.) and JHLICO New York will furnish this Proxy Statement/Prospectus to the owners of contracts participating in separate accounts registered under the 1940 Act that hold shares of the Acquired Portfolios to be voted at the Meeting and will solicit voting instructions from those contract owners.

      JHLICO U.S.A. and JHLICO New York will vote all shares of the Trust Portfolios issued to them in proportion to the timely instructions received from contract owners participating in the separate accounts described above. In addition, the Trust will vote all shares of the Portfolios held by the Lifestyle Portfolios in proportion to such instructions.

      Under the Plan, the expenses of the Reorganization, including the cost of the preparation and distribution of these proxy materials, will be borne by the Acquired Portfolios and the Acquiring Portfolios. In addition to the solicitation of proxies by the use of the mails, proxies may be solicited by officers and employees of the Trust, the Trust's investment adviser, JHIMS, or its agents or affiliates, personally or by telephone. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by the Trust for their out-of-pocket expenses.

                      OWNERSHIP OF SHARES OF THE PORTFOLIOS

      As of the Record Date, the number of outstanding Series I, Series II and Series III shares (as applicable) eligible to be voted at the Meeting with respect to the Acquired and Existing Acquiring Portfolios and the percentage ownership of the outstanding Series I and Series II shares by each of JHLICO U.S.A. and JHLICO New York are indicated below:

                                           NUMBER OF    PERCENTAGE OF    PERCENTAGE OF
                                          OUTSTANDING  SHARES HELD BY    SHARES HELD BY
ACQUIRED PORTFOLIOS                          SHARES     JHLICO U.S.A.*  JHLICO NEW YORK*
--------------------------------------    -----------  ---------------  ----------------
Aggressive Growth Trust --Series I
                        --Series II
                        --Series III

Diversified Bond Trust  --Series I
                        --Series II
                        --Series III

Equity Index Trust                 --Series I

Overseas Trust                     --Series I
                                   --Series II
                                   --Series III

Small Company Blend Trust          --Series I
                                   --Series II
                                   --Series III

Strategic Growth Trust             --Series I
                                   --Series II
                                   --Series III

EXISTING ACQUIRING PORTFOLIOS

Mid Cap Stock Trust                --Series I
                                   --Series II
                                   --Series III

International Value Trust          --Series I
                                   --Series II
                                   --Series III

Small Cap Opportunities Trust      --Series I
                                   --Series II
                                   --Series III

U.S. Global Leaders Growth Trust   --Series I
                                   --Series II
                                   --Series III

--------------
* Includes Series I and Series II shares of the Acquired Portfolios held by the Lifestyle Portfolios.

      As of the Record Date, the Series III shares of the Acquired Portfolios and Existing Acquiring Portfolios were legally owned by qualified plans for which JH Distributors provides certain administrative services. The following qualified plans beneficially owned 5% or more of the outstanding Series III shares of the Acquired Portfolios and Existing Acquiring Portfolios indicated:

                                     NUMBER          PERCENTAGE
PORTFOLIO       NAME AND ADDRESS     OF SHARES       OWNERSHIP
---------       ----------------     ---------       ---------

      As of the Record Date, Trustees and officers of the Trust, in the aggregate, beneficially owned or had the right to provide voting instructions for less than 1% of the outstanding shares of any class of the Acquired Portfolios.

                              FINANCIAL STATEMENTS

      The financial statements of the Trust included in its Annual Report to Shareholders for the fiscal year ended December 31, 2003 have been audited by PricewaterhouseCoopers LLP. These financial statements, together with the unaudited financial statements of the Trust included in its Semi-Annual Report to Shareholders for the six-month period ended June 30, 2004, have been incorporated by reference into the Statement of Additional Information insofar as such financial statements relate to the Acquired and Existing Acquiring Portfolios. Copies of these reports are available on request as described above.

                                  LEGAL MATTERS

      Certain matters concerning the issuance of shares of the Acquiring Portfolios will be passed upon by Betsy Anne Seel, Esq., Assistant Vice President and Senior Counsel, U.S. Operations Law Department, Manulife Financial. Certain tax consequences of the Reorganization will be passed upon by Dykema Gossett PLLC, 39577 Woodward Avenue, Bloomfield Hills, Michigan 48304.

                                  OTHER MATTERS

      The Board does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement/Prospectus. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

      The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

                        BY ORDER OF THE BOARD OF TRUSTEES

January 26, 2005
Boston, Massachusetts

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

                                                                       EXHIBIT A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Plan") is made this __ day of January, 2005, by John Hancock Trust (the "Trust") (formerly, Manufacturers Investment Trust), a Massachusetts business trust, on behalf of each of the Acquired Portfolios (collectively, the "Acquired Portfolios") and each of the Acquiring Portfolios (collectively, the "Acquiring Portfolios") listed below

      The following table identifies each Acquired Portfolio and the corresponding Acquiring Portfolio with which such Acquired Portfolio will be combined.

ACQUIRED PORTFOLIOS               ACQUIRING PORTFOLIOS
-------------------               --------------------
Aggressive Growth Trust     --    Mid Cap Stock Trust
Diversified Bond Trust      --    Active Bond Trust
Equity Index Trust          --    500 Index Trust B
Overseas Trust              --    International Value Trust
Small Company Blend Trust   --    Small Cap Opportunities Trust
Strategic Growth Trust      --    U.S. Global Leaders Growth Trust

      WHEREAS, the Board of Trustees of the Trust has determined that the transfer of all of the assets and liabilities of each Acquired Portfolio to its corresponding Acquiring Portfolio is in the best interests of each such Portfolio, as well as the best interests of shareholders and owners of variable life and annuity contracts funded by shares of such Portfolios, and that the interests of existing shareholders and contract owners would not be diluted as a result of this transaction;

      WHEREAS, the Trust intends to provide for the reorganization of the Acquired Portfolios (the "Reorganization") through the acquisition by each of the Acquiring Portfolios of all of the assets, subject to all of the liabilities, of its corresponding Acquired Portfolio in exchange for Series I, Series II, Series III and NAV shares (as applicable) of beneficial interest, par value $.01 per share, of such Acquiring Portfolio (the "Acquiring Portfolio Shares"), the liquidation of the Acquired Portfolios and the distribution to Acquired Portfolio shareholders of such Acquiring Portfolio Shares; and

      WHEREAS, with respect to the Acquiring Portfolios, the U.S. Global Leaders Growth Trust, International Value Trust, Mid Cap Stock Trust and Small Cap Opportunities Trust are existing Trust Portfolios (the "Existing Acquiring Portfolios"), and the Active Bond Trust and 500 Index Trust B are newly organized Trust Portfolios that will first issue shares in connection with the Portfolio combinations (the "New Acquiring Portfolios").

      NOW, THEREFORE, in consideration of the mutual promises herein contained, the Trust on behalf of each of the Acquired Portfolios and Acquiring Portfolios hereto agrees as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED PORTFOLIOS IN EXCHANGE FOR THE ACQUIRING PORTFOLIO SHARES AND LIQUIDATION OF THE ACQUIRED PORTFOLIOS

   (a)   Plan of Reorganization.

   (i) The Trust on behalf of each Acquired Portfolio listed above, will convey, transfer and deliver the assets of each Acquired Portfolio to the Acquiring Portfolio set forth opposite its name in the table above (each such Acquiring Portfolio being the "Corresponding Acquiring Portfolio" of the Acquired Portfolio set forth opposite its name, and each such Acquired Portfolio being the "Corresponding Acquired Portfolio" of the Acquiring Portfolio set forth opposite its name) all of the then existing assets of such Acquired Portfolio (consisting, without limitation, of portfolio securities and instruments, dividend and interest receivables, cash and other assets). In consideration thereof, the Trust on behalf of each Acquiring Portfolio will (A) assume and pay, to the extent that they exist on or after the Effective Time of the Reorganization (as defined in Section 1(b)(i) hereof), all of the obligations and liabilities of the Corresponding Acquired

Portfolio and (B) issue and deliver to the Corresponding Acquired Portfolio that number of full and fractional Series I, Series II, Series III and NAV shares of the Corresponding Acquiring Portfolio as determined in Section 1(c) hereof. Any Series I, Series II and Series III shares of capital stock (if any), par value $.01 per share, of the Acquired Portfolios ("Acquired Portfolio Shares") held in the treasury of the Trust at the Effective Time of the Reorganization shall thereupon be retired. Such transactions shall take place on the date provided for in Section 1(b) hereof (the "Exchange Date"). All computations for the Acquired Portfolios and the Acquiring Portfolios shall be performed by State Street Bank and Trust Company (the "Custodian"), as custodian and pricing agent for the Acquired Portfolios and the Acquiring Portfolios. The determination of said Custodian shall be conclusive and binding on all parties in interest.

   (ii) As of the Effective Time of the Reorganization, each Acquired Portfolio will liquidate and distribute pro rata to its shareholders of record ("Acquired Portfolio shareholders") as of the Effective Time of the Reorganization the Acquiring Portfolio Shares received by such Acquired Portfolio pursuant to
Section 1(a)(i) in actual or constructive exchange for the shares of the Acquired Portfolio held by the Acquired Portfolio shareholders. The holders of Series I, Series II and Series III shares of an Acquired Portfolio will receive, respectively, Series I, Series II and Series III shares of its corresponding Acquiring Portfolio, except that holders of Series I shares of the Equity Index Trust will receive NAV shares of the 500 Index Trust B. Such liquidation and distribution will be accomplished by the transfer of the Corresponding Acquiring Portfolio Shares then credited to the account of each Acquired Portfolio on the books of the Corresponding Acquiring Portfolio, to open accounts on the share records of the Corresponding Acquiring Portfolio in the names of the Acquired Portfolio shareholders and representing the respective pro-rata number of the Acquiring Portfolio Shares due such shareholders. The Acquiring Portfolios will not issue certificates representing the Acquiring Portfolio Shares in connection with such exchange.

   (iii) As soon as practicable after the Effective Time of the Reorganization, the Trust shall take all the necessary steps under Massachusetts law, the Trust's Declaration of Trust and any other applicable law to effect a complete dissolution of the Acquired Portfolios.

   (b) Exchange Date and Effective Time of the Reorganization.

   (i) Subject to the satisfaction of the conditions to the Reorganization specified in this Plan, the Reorganization shall occur as to each Acquired Portfolio as of the close of regularly scheduled trading on the New York Stock Exchange (the "Effective Time of the Reorganization") on the day (the "Exchange Date") which is the later of (A) the final adjournment of the meeting of the holders of Acquired Portfolio shares at which this Plan will be considered, (B) April 29, 2005 and (C) such later day as the Trust may determine.

   (ii) All acts taking place on the Exchange Date shall be deemed to take place simultaneously as of the Effective Time of the Reorganization unless otherwise provided.

   (iii) In the event that on the proposed Exchange Date (A) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or
(B) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate valuation of the net assets of the Acquiring Portfolios or the Acquired Portfolios is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

   (iv) On the Exchange Date, portfolio securities of the Acquired Portfolios shall be transferred by the Custodian to the accounts of the Corresponding Acquiring Portfolios duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof.

   (c) Valuation.

   (i) The net asset value per share of the Series I, Series II, Series III and NAV shares (as applicable) of each Acquiring Portfolio and the net value of the assets of each Corresponding Acquired Portfolio to be transferred in exchange for such Series I, Series II, Series III and NAV shares shall be determined as of the Effective Time of the Reorganization. The net asset value per share of the Series I, Series II, Series III and NAV shares of the Acquiring Portfolios shall be computed by the Custodian in the manner set forth in the Trust's Declaration of Trust or By-laws and then current prospectus and statement of additional information and shall be computed to not less than two decimal places. The net value of the assets of each Acquired Portfolio to be transferred shall be computed by the Custodian by calculating the value of the assets of the Acquired Portfolio and by subtracting therefrom the amount of the liabilities assigned and transferred to the Corresponding Acquiring Portfolio, said assets and liabilities to be valued in the manner set forth in the Trust's Declaration of Trust or By-laws and then current prospectus and statement of additional information.

   (ii) The number of Series I, Series II, Series III and NAV shares (as applicable) of the Acquiring Portfolios to be issued (including fractional shares, if any) by each Acquiring Portfolio in exchange for each Corresponding Acquired Portfolio's assets shall be determined by dividing the net value of the assets of such Acquired Portfolio attributable to shares of each class and to be transferred by the net asset value per share of the corresponding Series I, Series II, Series III and NAV shares of such Acquiring Portfolio, both as determined in accordance with Section 1(c)(i).

   (iii) All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Acquiring Portfolios and the Acquired Portfolios.

2. REPRESENTATIONS AND WARRANTIES OF THE TRUST ON BEHALF OF THE ACQUIRING PORTFOLIOS

   The Trust on behalf of each of the Acquiring Portfolios represents and warrants as follows:

   (a) Organization, Existence, etc. The Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. Each Existing Acquiring Portfolio is, and, as of the Effective Time of the Reorganization, each New Acquiring Portfolio will be, a validly existing series of shares of such business trust representing interests in a separate portfolio thereof under the laws of Massachusetts. Each of the Existing Acquiring Portfolios and the Trust has, and, as of the Effective Time of the Reorganization, each New Acquiring Portfolio will have, all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now, or in the case of the New Acquiring Portfolios, as then, being conducted.

   (b) Registration as Investment Company. The Trust is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.

   (c) Current Offering Documents. The current prospectus of the Trust dated May 1, 2004, as supplemented, and the current statement of additional information of the Trust dated May 1, 2004, as each may be further supplemented or amended, included in the Trust's registration statement on Form N-1A filed with the Securities and Exchange Commission ("Commission"), comply in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

   (d) Capitalization. The Trust has an unlimited number of authorized shares of beneficial interest, par value $.01 per share. As of November 30, 2004, there were outstanding the numbers of Series I, Series II, and Series III shares of the Existing Acquiring Portfolios as set forth in the table below, and no shares of such Portfolios were held in the treasury of the Trust. All of the outstanding shares of the Trust have been duly authorized and are validly issued, fully paid and non-assessable (except as disclosed in the Trust's prospectus and recognizing that under Massachusetts law, shareholders of a Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such Trust portfolio). Because the Trust is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization. All of the issued and outstanding shares of each of the Acquiring Portfolios have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

EXISTING ACQUIRING PORTFOLIOS     SERIES I SHARES    SERIES II SHARES   SERIES III SHARES
-----------------------------     ---------------    ----------------   -----------------
International Value Trust              30,920,400          24,283,987              36,395
Mid Cap Stock Trust                    24,676,804          15,813,740              82,146
Small Cap Opportunities Trust           4,286,124           2,529,127              11,673
U.S. Global Leaders Growth Trust          218,039             458,599                  --

   (e) Financial Statements. The Financial Statements of the Trust for the fiscal year ended December 31, 2003, which have been audited by PricewaterhouseCoopers LLP, fairly present the financial position of the Existing Acquiring Portfolios as of the dates thereof and their respective results of operations and changes in net assets for each of the periods indicated in accordance with generally accepted accounting principles ("GAAP").

   (f) Shares to be Issued Upon Reorganization. The Acquiring Portfolio Shares to be issued in connection with the Reorganization will be duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable (except as disclosed in the Trust's prospectus and recognizing that under Massachusetts law, shareholders of a Trust Portfolio could, under certain circumstances, be held personally liable for the obligations of such Portfolio).

   (g) Authority Relative to this Plan. The Trust, on behalf of the Acquiring Portfolios, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Trust's Board of Trustees and no other proceedings by the Trust other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. The Trust is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

   (h) Liabilities. There are no liabilities of any Acquiring Portfolio, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Trust's Financial Statements with respect to the Acquiring Portfolios and liabilities incurred in the ordinary course of business subsequent to December 31, 2003 or otherwise previously disclosed to the Trust with respect to the Acquiring Portfolios, none of which has been materially adverse to the business, assets or results of operations of any Acquiring Portfolio.

   (i) No Material Adverse Change. Since December 31, 2003, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of any Acquiring Portfolio, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

   (j) Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Trust, threatened which would adversely affect the Trust or any Acquiring Portfolio's assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Trust or any Acquiring Portfolio and, to the knowledge of the Trust, there are no regulatory investigations of the Trust or any Acquiring Portfolio, pending or threatened, other than routine inspections and audits.

   (k) Contracts. No default exists under any material contract or other commitment on behalf of any Acquiring Portfolio to which the Trust is subject.

   (l) Taxes. All federal and other income tax returns of the Trust with respect to each Acquiring Portfolio required to be filed by the Trust with respect to each Acquiring Portfolio have been filed for all taxable years to and including December 31, 2003, and all taxes payable pursuant to such returns have been paid. To the knowledge of the Trust, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Trust with respect to the Acquiring Portfolios have been paid so far as due. The Trust and each Existing Acquiring Portfolio currently are, at all times since their inception have been, and will continue to be up until and at the Exchange Date, in compliance with Section 817(h)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), and Treas. Reg. Section 1.817-5, as if those provisions applied directly to that Portfolio, relating to the diversification requirements for variable annuity, endowment and life insurance contracts, and each New Acquiring Portfolio will be in such compliance at the Exchange Date. Each Existing Acquiring Portfolio's shares are (and since its inception have been) held only by (a) insurance company "segregated asset accounts" within the meaning of Treas. Reg. Section 1.817-5(e) and (b) other purchasers of the kind specified in Treas. Reg. Section 1.817-5(f)(3) as from time to time in effect, and each New Acquiring Portfolio' shares will be held only by purchasers of the types specified in clauses (a) and (b) of this sentence. Each Acquiring Portfolio is, and at all times since its inception has been, qualified as a "regulated investment company" under subchapter M of the Code, and each of the New Acquiring Portfolios will be so qualified at the Effective Time of the Reorganization.

   (m) No Approvals Required. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Acquired Portfolios' shareholders (referred to in Section 6(a) hereof), no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Trust of the Reorganization, except such as have been obtained as of the date hereof.

3. REPRESENTATIONS AND WARRANTIES OF THE TRUST ON BEHALF OF THE ACQUIRED PORTFOLIOS

   The Trust on behalf of each of the Acquired Portfolios represents and warrants as follows:

   (a) Organization, Existence, etc. The Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. Each Acquired Portfolio is a validly existing series of shares of such business trust representing interests in a separate portfolio thereof under the laws of Massachusetts. Each of the Acquired Portfolios and the Trust has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

   (b) Registration as Investment Company. The Trust is registered under the Act as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.

   (c) Current Offering Documents. The current prospectus of the Trust dated May 1, 2004, as supplemented, and the current statement of additional information of the Trust dated May 1, 2004, as each may be further supplemented or amended, included in the Trust's registration statement on Form N-1A filed with the Commission, comply in all material respects with the requirements of the Securities Act and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

   (d) Capitalization. The Trust has an unlimited number of authorized shares of beneficial interest, par value $.01 per share. As of November 30, 2004, there were outstanding the numbers of Series I, Series II, and Series III shares of the Acquired Portfolios as set forth in the table below, and no shares of such portfolios were held in the treasury of the Trust. All of the outstanding shares of the Trust have been duly authorized and are validly issued, fully paid and non-assessable (except as disclosed in the Trust's prospectus and recognizing that under Massachusetts law, shareholders of a Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such Trust portfolio). Because the Trust is an open-end investment company engaged in the continuous offering and redemption of its shares,

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

the number of outstanding shares may change prior to the Effective Time of the Reorganization. All such shares will, at the Effective Time of the Reorganization, be held by the shareholders of record of the Acquired Portfolios as set forth on the books and records of the Trust in the amounts set forth therein, and as set forth in any list of shareholders of record provided to the Acquiring Portfolios for purposes of the Reorganization, and no such shareholders of record will have any preemptive rights to purchase any Acquired Portfolio shares, and no Acquired Portfolio has outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Portfolio shares (other than any existing dividend reinvestment plans of an Acquired Portfolio or as set forth in this Plan), nor are there outstanding any securities convertible into any shares of any Acquired Portfolio (except pursuant to any existing exchange privileges described in the current prospectus and statement of additional information of the Trust). All of each Acquired Portfolio's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

ACQUIRED PORTFOLIOS           SERIES I SHARES    SERIES II SHARES   SERIES III SHARES
-------------------           ---------------    ----------------   -----------------
Aggressive Growth Trust            21,870,532           8,847,619              15,967
Diversified Bond Trust             24,107,230          26,868,595              11,869
Equity Index Trust                  5,587,804                  --                  --
Overseas Trust                     45,944,895          28,051,837              71,721
Small Company Blend Trust          11,492,041           6,086,235                  --
Strategic Growth Trust             19,823,664          16,066,073              35,808

   (e) Financial Statements. The Financial Statements of the Trust for the fiscal year ended December 31, 2003, which have been audited by PricewaterhouseCoopers LLP, fairly present the financial position of the Acquired Portfolios as of the dates thereof and their respective results of operations and changes in net assets for each of the periods indicated in accordance with GAAP.

   (f) Authority Relative to this Plan. The Trust, on behalf of the Acquired Portfolios, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Trust's Board of Trustees and no other proceedings by the Trust other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. The Trust is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

   (g) Liabilities. There are no liabilities of any Acquired Portfolio, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Trust's Financial Statements with respect to the Acquired Portfolios and liabilities incurred in the ordinary course of business subsequent to December 31, 2003 or otherwise previously disclosed to the Trust with respect to the Acquired Portfolios, none of which has been materially adverse to the business, assets or results of operations of any Acquired Portfolio.

   (h) No Material Adverse Change. Since December 31, 2003, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of any Acquired Portfolio, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

   (i) Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Trust, threatened which would adversely affect the Trust or any Acquired Portfolios' assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Trust or any Acquired Portfolio and, to the knowledge of the Trust, there are no regulatory investigations of the Trust or any Acquired Portfolios, pending or threatened, other than routine inspections and audits.

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

   (j) Contracts. The Trust is not subject to any contracts or other commitments on behalf of any Acquired Portfolio (other than this Plan) which will not be terminated with respect to the Acquired Portfolio without liability to the Trust or the Acquired Portfolio as of or prior to the Effective Time of the Reorganization.

   (k) Taxes. All federal and other income tax returns of the Trust with respect to each Acquired Portfolio required to be filed by the Trust with respect to each Acquired Portfolio have been filed for all taxable years to and including December 31, 2003, and all taxes payable pursuant to such returns have been paid. To the knowledge of the Trust, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Trust with respect to the Acquired Portfolios have been paid so far as due. The Trust and each Acquired Portfolio currently are, at all times since their inception have been, and will continue to be up until and at the Exchange Date, in compliance with Section 817(h)(1) of the Code and Treas. Reg. Section 1.817-5, as if those provisions applied directly to that Portfolio, relating to the diversification requirements for variable annuity, endowment and life insurance contracts. Each Acquired Portfolio's shares are (and since its inception have been) held only by (a) insurance company "segregated asset accounts" within the meaning of Treas. Reg. Section 1.817-5(e) and (b) other purchasers of the kind specified in Treas. Reg. Section 1.817-5(f)(3) as from time to time in effect. Each Acquired Portfolio is, and at all times since its inception has been, qualified as a "regulated investment company" under subchapter M of the Code.

   (l) No Approvals Required. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Acquired Portfolios' shareholders referred to in Section 6(a) hereof, no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Trust of the Reorganization, except such as have been obtained as of the date hereof.

4. COVENANTS OF THE TRUST ON BEHALF OF THE ACQUIRING PORTFOLIOS

   The Trust on behalf of each of the Acquiring Portfolios covenants to the following:

   (a) Registration Statement. On behalf of the Acquiring Portfolios, the Trust shall file with the Commission a Registration Statement on Form N-14 (the "Registration Statement") under the Securities Act relating to the Acquiring Portfolio Shares issuable hereunder and the proxy statement of the Acquired Portfolios relating to the meeting of the Acquired Portfolios' shareholders referred to in Section 5(a) herein. At the time the Registration Statement becomes effective, the Registration Statement (i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations") and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Acquired Portfolios shareholders' meeting referred to in Section 5(a) hereof, and at the Effective Time of the Reorganization, the proxy statement/prospectus (the "Prospectus") and statement of additional information (the "Statement of Additional Information") included therein, as amended or supplemented by any amendments or supplements filed by the Trust, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

   (b) Cooperation in Effecting Reorganization. The Trust on behalf of the Acquiring Portfolios agrees to use all reasonable efforts to effectuate the Reorganization, to continue in operation thereafter, and to obtain any necessary regulatory approvals for the Reorganization.

   (c) Operations in the Ordinary Course. Except as otherwise contemplated by this Plan, the Trust with respect to each Acquiring Portfolio shall conduct its business in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

5. COVENANTS OF THE TRUST ON BEHALF OF THE ACQUIRED PORTFOLIOS

   The Trust on behalf of each of the Acquired Portfolios covenants to the following:

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

   (a) Meeting of the Acquired Portfolios' Shareholders. The Trust shall call and hold a meeting of the shareholders of each Acquired Portfolio for the purpose of acting upon this Plan and the transactions contemplated herein.

   (b) Portfolio Securities. With respect to the assets to be transferred in accordance with Section 1(a), each Acquired Portfolio's assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned, and any deferred or prepaid expenses shown as an asset on the Trust's books. At least five (5) business days prior to the Exchange Date, each Acquired Portfolio will provide the Trust, for the benefit of each Corresponding Acquiring Portfolio, with a list of its assets and a list of its stated liabilities. Each Acquired Portfolio shall have the right to sell any of the securities or other assets shown on the list of assets prior to the Exchange Date but will not, without the prior approval of the Trust, on behalf of the Corresponding Acquiring Portfolio, acquire any additional securities other than securities which the Corresponding Acquiring Portfolio is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). In the event that any Acquired Portfolio holds any investments that its Corresponding Acquiring Portfolio would not be permitted to hold, the Acquired Portfolio will dispose of such securities prior to the Exchange Date to the extent practicable and to the extent that its shareholders would not be materially affected in an adverse manner by such a disposition. In addition, the Trust will prepare and deliver, on the Exchange Date, immediately prior to the Effective Time of the Reorganization, a Statement of Assets and Liabilities of each Acquired Portfolio as of the Effective Time of the Reorganization and prepared in accordance with GAAP (each, a "Schedule"). All securities to be listed in the Schedule for a Acquired Portfolio as of the Effective Time of the Reorganization will be owned by such Acquired Portfolio free and clear of any liens, claims, charges, options and encumbrances, except as indicated in such Schedule, and, except as so indicated, none of such securities is or, after the Reorganization as contemplated hereby, will be subject to any restrictions, legal or contractual, on the disposition thereof (including restrictions as to the public offering or sale thereof under the Securities Act) and, except as so indicated, all such securities are or will be readily marketable.

   (c) Registration Statement. In connection with the preparation of the Registration Statement, the Trust on behalf of the Acquired Portfolios will furnish the information relating to the Acquired Portfolios required by the Securities Act and the Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Acquired Portfolios, (i) will comply in all material respects with the provisions of the Securities Act and the Regulations and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Acquired Portfolios' shareholders' meeting referred to in Section 5(a) and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by the Trust, insofar as they relate to the Acquired Portfolios, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement, Prospectus or Statement of Additional Information made in reliance upon and in conformity with information furnished by the Trust with respect to the Acquired Portfolios for use in the Registration Statement, Prospectus or Statement of Additional Information as provided in this Section 5(c).

   (d) Cooperation in Effecting Reorganization. The Trust on behalf of the Acquired Portfolios agrees to use all reasonable efforts to effectuate the Reorganization and to obtain any necessary regulatory approvals for the Reorganization.

   (e) Operations in the Ordinary Course. Except as otherwise contemplated by this Plan, the Trust with respect to each Acquired Portfolio shall conduct its business in the ordinary course until the consummation

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

of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

   (f) Statement of Earnings and Profits. As promptly as practicable, but in any case within 60 days after the Exchange Date, the Trust on behalf of each Acquired Portfolio, shall prepare a statement of the earnings and profits of each Acquired Portfolio for federal income tax purposes, and of any capital loss carryovers and other items that the Acquiring Portfolios will succeed to and take into account as a result of Section 381 of the Code.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST ON BEHALF OF THE ACQUIRED PORTFOLIOS

The obligations of the Trust on behalf of each Acquired Portfolio with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

   (a) Approval by the Acquired Portfolios' Shareholders. This Plan and the transactions contemplated by the Reorganization shall have been approved by the requisite vote of the shares of each Acquired Portfolio entitled to vote on the matter ("Acquired Shareholder Approval").

   (b) Covenants, Warranties and Representations. With respect to each Corresponding Acquiring Portfolio, the Trust shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 2(i)) in the financial condition, results of operations, business, properties or assets of the Acquiring Portfolio since December 31, 2003.

   (c) Regulatory Approval. The Registration Statement shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued and all other approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained (collectively, the "Regulatory Approvals").

   (d) Tax Opinion. The Trust shall have received the opinion of Dykema Gossett PLLC, dated on or before the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to the Trust, as to certain of the federal income tax consequences under the Code of the Reorganization insofar as it relates to each Acquired Portfolio and its Corresponding Acquiring Portfolio (the "Tax Opinion'). For purposes of rendering its opinion, Dykema Gossett PLLC may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the Prospectus and Statement of Additional Information, and on such other written representations as a senior officer of the Trust will have verified as of the Effective Time of the Reorganization. The opinion will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes: (1) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code with respect to each Acquired Portfolio and its corresponding Acquiring Portfolio; (2) no gain or loss will be recognized by any of the Acquired Portfolios or the corresponding Acquiring Portfolios upon the transfer of all of the assets and liabilities, if any, of each Acquired Portfolio to its corresponding Acquiring Portfolio solely in exchange for all of their shares of the Acquired Portfolio; (3) no gain or loss will be recognized by shareholders of any of the Acquired Portfolios upon the exchange of such Portfolio's shares solely for shares of the corresponding Acquiring Portfolio;
(4) the holding period and tax basis of the shares of each Acquiring Portfolio received by each holder of shares of the corresponding Acquired Portfolio pursuant to the Reorganization will be the same as the holding period and tax basis of the shares of the Acquired Portfolio held by the shareholder (provided the shares of the Acquired Portfolios were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; and (5) the holding period and tax basis of the assets of each of the Acquired Portfolios acquired by its corresponding Acquiring Portfolio will be the same as the holding period and tax basis of those assets to each of the Acquired Portfolios immediately prior to the Reorganization.

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

   (e) Financial Statements. The Financial Statements of the Trust for the fiscal year ended December 31, 2004 shall have been audited by PricewaterhouseCoopers LLP and shall fairly present the financial position of the Acquiring Portfolios as of the dates thereof and their respective results of operations and changes in net assets for each of the periods indicated in accordance with GAAP.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST ON BEHALF OF THE ACQUIRING PORTFOLIOS

   The obligations of the Trust on behalf of each Acquiring Portfolio with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

   (a) Approval by the Acquired Portfolios' Shareholders. The Acquired Shareholder Approval shall have been obtained with respect to each Corresponding Acquired Portfolio.

   (b) Covenants, Warranties and Representations. With respect to each of the Acquired Portfolios, the Trust shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 3(h) in the financial condition, results of operations, business, properties or assets of each of the Acquired Portfolios since December 31, 2003.

   (c) Portfolio Securities. All securities to be acquired by each Acquiring Portfolio in the Reorganization shall have been approved for acquisition by John Hancock Investment Management Services, LLC (or, at its discretion, by the subadviser for such Acquiring Portfolio) as consistent with the investment policies of such Acquiring Portfolio.

   (d) Regulatory Approval. The Regulatory Approvals shall have been obtained.

   (e) Distribution of Income and Gains. The Trust on behalf of the Acquired Portfolios shall have distributed to the shareholders of each Acquired Portfolio all of such Acquired Portfolio's investment company taxable income (without regard to the deductions for dividends paid) as defined in Section 852(b)(2) of the Code for its taxable year ending on the Exchange Date and all of its net capital gain as such term is used in Section 852(b)(3) of the Code, after reduction by any capital loss carryforward, for its taxable year ending on the Exchange Date.

   (f) Tax Opinion. The Trust shall have received the Tax Opinion.

   (g) Financial Statements. The Financial Statements of the Trust for the fiscal year ended December 31, 2004 shall have been audited by PricewaterhouseCoopers LLP and shall fairly present the financial position of the Acquired Portfolios as of the dates thereof and their respective results of operations and changes in net assets for each of the periods indicated in accordance with GAAP.

8. AMENDMENTS; TERMINATIONS; NO SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS

   (a) Amendments. The Trust may, by an instrument in writing authorized by the Board of Trustees, amend this Plan at any time before or after approval hereof by the shareholders of the Acquired Portfolios, but after such approval, no amendment shall be made which substantially changes the terms hereof.

   (b) Waivers. At any time prior to the Effective Time of the Reorganization, the Trust, on behalf of any or all of the Acquired Portfolios and Acquiring Portfolios, may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it or such Portfolio or Portfolios contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit or the benefit of such Portfolio or Portfolios contained herein, except that conditions set forth in Sections 6(c) and 7(d) may not be waived.

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

   (c) Termination. This Plan may be terminated by the Trust, as to any or all of the Acquired Portfolios and Acquiring Portfolios, at any time prior to the Effective Time of the Reorganization, whether before or after approval of this Plan by the shareholders of the Acquired Portfolios, without liability on the part of any party hereto, its Trustees, officers or shareholders, in the event that the Board of Trustees determines that proceeding with this Plan is not in the best interests of the shareholders or contract owners of any such Acquired Portfolio or Acquiring Portfolio or for any other reason.

   (d) Unless the Trust shall otherwise determine by written instrument, this Plan shall terminate without liability as of the close of business on August 31, 2005 if the Effective Time of the Reorganization is not on or prior to such date.

   (e) Survival. No representations, warranties or covenants in or pursuant to this Plan, except for the provisions of Section 5(f) and Section 9 of this Plan, shall survive the Reorganization.

9. EXPENSES

   The expenses of the Reorganization will be borne by the Acquired Portfolios and the Acquiring Portfolios. Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Plan; (ii) expenses associated with the preparation and filing of the Registration Statement (other than registration fees payable to the Commission in respect of the registration of the Acquiring Portfolio shares registered thereby, which shall be payable by the respective Acquiring Portfolios in which such shares represent interests); (iii) fees and expenses of preparing and filing such forms as are necessary under any applicable state securities laws in connection with the Reorganization; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees and (viii) solicitation costs relating to the Reorganization.

10. RELIANCE

   All covenants and agreements made under this Plan shall be deemed to have been material and relied upon by the Acquired Portfolios, the Acquiring Portfolios and the Trust notwithstanding any investigation made by such party or on its behalf.

11. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

   (a) The section and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

   (b) This Plan may be executed in any number of counterparts, each of which shall be deemed an original.

   (c) This Plan shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

   (d) This Plan shall bind and inure to the benefit of the Trust, the Acquired Portfolios and the Acquiring Portfolios and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

   (e) The name "John Hancock Trust" is the designation of the Trustees under a Declaration of Trust dated September 29, 1988, as amended, and all persons dealing with the Trust must look solely to the Trust's property for the enforcement of any claims against the Trust, as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Trust. No series of the Trust shall be liable for claims against any other series of the Trust.

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

   IN WITNESS WHEREOF, the undersigned have executed this Plan as of the date first above written.

                               JOHN HANCOCK TRUST
                                  on behalf of the Acquired Portfolios

                               BY: /s/ JAMES D. GALLAGHER
                               -------------------------------------------------
                               Name: James D. Gallagher
                               Title: President

                               JOHN HANCOCK TRUST
                                 on behalf of the Acquiring Portfolios

                               BY: /s/ GORDON SHONE
                               -------------------------------------------------
                               Name: Gordon Shone
                               Title: Chief Financial Officer and Vice President

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

                                                                      APPENDIX A

                              DEBT SECURITY RATINGS

STANDARD & POOR'S RATINGS GROUP ("S&P")

Commercial Paper:

A-1 The rating A-1 is the highest rating assigned by S&P to commercial paper. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high for issuers designated "A-1."

Bonds:

AAA                 Debt rated AAA has the highest rating assigned by S&P.
                    Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC
  -CC Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D Bonds rated D are in default. The D category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Commercial Paper:

P-1 The rating P-1 is the highest commercial paper rating assigned by Moody's. Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in established industries; (2) high rates of return on funds employed; (3) conservative

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                    capitalization structures with moderate reliance on debt
                    and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Bonds:

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers "1," "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

                                                                      APPENDIX B

                PORTFOLIO DESCRIPTIONS: INVESTMENT OBJECTIVES AND
                        STRATEGIES, RISKS AND PERFORMANCE

      The investment objectives and policies or strategies and certain risks of each of the Acquired Portfolios and Acquiring Portfolios are set forth in the Portfolio descriptions below, together with performance information for each of the Portfolios.

      INVESTMENT OBJECTIVES AND STRATEGIES. Each Acquired Portfolio and Acquiring Portfolio has a stated investment objective which it pursues through separate investment strategies or policies. There are certain differences in the investment objectives and strategies of the Portfolios which are discussed below and that should be considered. The differences in objectives and policies between the Portfolios can be expected to affect the return of each Portfolio and the degree of market and financial risk to which each Portfolio is subject. There can be no assurance that any Portfolio will achieve its investment objective.

      Temporary Defensive Investing. Except as otherwise stated below in the description of a particular Portfolio, during unusual or unsettled market conditions, for purposes of meeting redemption requests, or pending investment of its assets, each Acquired Portfolio and Acquiring Portfolio may invest all or a portion of its assets in cash and securities that are highly liquid, including
(a) high quality money market instruments such as short-term U.S. government obligations, commercial paper, repurchase agreements or other cash equivalents and (b) securities of other investment companies that are money market funds. In the case of Portfolios investing extensively in foreign securities, these investments may be denominated in either U.S. or non-U.S. dollars and may include debt of foreign corporations and governments and debt of supranational organizations. To the extent a Portfolio is in a defensive position, its ability to achieve its investment objective will be limited.

      Use of Hedging and Other Strategic Transactions. Except as otherwise stated below in the description of a particular Portfolio, each Acquired and Acquiring Portfolio is authorized to use all of the various investment strategies referred to under "Additional Information About Investment Policies and Techniques and Risk Factors -- Hedging and Other Strategic Transactions."

      More complete descriptions of the securities and certain instruments in which the Acquired and Acquiring Portfolios may invest and of the options, futures, currency and other derivative transactions that certain such Portfolios may engage in are set forth in the Statement of Additional Information. A more complete description of the debt security ratings used by the Trust assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's") is included in the Appendix to this Proxy Statement/Prospectus.

      RISKS OF INVESTING IN EACH PORTFOLIO. Certain risks of investing in each of the Acquired and Acquiring Portfolios are set forth in the Portfolio descriptions. If these risks materialize, an investor could lose money in the Portfolio. The risks of investing in the following types of securities are more fully described below under "Additional Information About Investment Policies and Techniques and Risk Factors -- Risks of Investing in Certain Types of Securities."

-  Equity Securities                           -  Foreign Securities
-  Fixed Income Securities                     -  Investment Company Securities
-  Investment Grade Fixed Income Securities    -  Stripped Securities
   in the Lowest Rating Category               -  Mortgage-Backed and Asset-Backed Securities
-  Lower Rated Fixed Income Securities         -  Small and Medium Size Companies

      PERFORMANCE INFORMATION. Each Portfolio description contains a bar chart and a performance table which provide some indication of the risks of investing in that Portfolio.

      Bar Chart. The bar chart shows changes in the performance of Series I shares of each Portfolio over the last ten years or, if shorter, from the inception date of the Portfolio. The performance of Series II shares will be lower than Series I performance because Series II shares are subject to higher 12b-1 fees than Series I shares. The performance of Series III shares will be lower than Series I and Series II performance because Series III shares are subject to higher 12b-1 fees than Series I and Series II shares.

      Performance Table. The table compares each Portfolio's one, five and ten year (or, if less, since inception) average annual returns as of December 31, 2003 for Series I, Series II and, as applicable, Series III shares to those of a broad measure, and in some cases to an index, of market performance. If the period since inception of the Portfolio is less than one year, the performance shown will be the actual total return rather than an annualized total return.

      Performance information in the Bar Chart and the Performance Table reflects all fees charged to each Portfolio such as advisory fees and all Portfolio expenses. None of the Portfolios charges a sales load or a surrender fee. THE PERFORMANCE INFORMATION DOES NOT REFLECT FEES AND EXPENSES OF ANY VARIABLE INSURANCE CONTRACT WHICH MAY USE THE TRUST AS ITS UNDERLYING INVESTMENT MEDIUM. IF SUCH FEES AND EXPENSES HAD BEEN REFLECTED, PERFORMANCE WOULD BE LOWER. THE PAST PERFORMANCE OF ANY PORTFOLIO IS NOT NECESSARILY AN INDICATION OF HOW A PORTFOLIO WILL PERFORM IN THE FUTURE.

AGGRESSIVE GROWTH TRUST

SUBADVISER:  A I M Capital Management, Inc. ("AIM")

INVESTMENT OBJECTIVE:  To seek long-term capital appreciation.

INVESTMENT STRATEGIES: The portfolio invests principally in common stocks, of companies which in the opinion of AIM are expected to achieve earnings growth over time at a rate in excess of 15% per year.

     The portfolio's assets are principally invested in common stocks of companies which in the opinion of AIM are expected to achieve earnings growth over time at a rate in excess of 15% per year. Many of these companies are in the small and medium-sized growth categories. AIM's portfolio managers focus on companies that are likely to benefit from new or innovative products, services or processes that should enhance such companies' prospects for future growth in earnings. As a result of this policy, the market prices of many of the securities purchased and held by the portfolio may fluctuate widely. Any income received from securities held by the portfolio will be incidental.

     Aggressive Growth Trust's portfolio is primarily comprised of securities of two basic categories of companies:

      -- "core" companies, which AIM considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and

      -- "earnings acceleration" companies which AIM believes are currently enjoying a dramatic increase in profits.

     The Aggressive Growth Trust's strategy does not preclude investment in large, seasoned companies which in the judgment of AIM possess superior potential returns similar to companies with formative growth profiles. The portfolio may also invest in established smaller companies (under $500 million in market capitalization) which offer exceptional value based upon substantially above average earnings growth potential relative to market value.

     The Aggressive Growth Trust may invest in non-equity securities, such as corporate bonds or U.S. Government obligations during periods when, in the opinion of AIM, prevailing market, financial, or economic conditions warrant, as well as when such holdings are advisable in light of a change in circumstances of a particular company or within a particular industry.

     The portfolio may invest up to 25% of its total assets in foreign securities. American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs") and other securities representing underlying securities of foreign issuers are treated as foreign securities and included in this 25% limitation.

Use of Hedging and Other Strategic Transactions

     Aggressive Growth Trust may:

      --   purchase and sell stock index futures contracts,

      -- purchase options on stock index futures as a hedge against changes in market conditions,

      -- purchase and sell futures contracts and purchase related options in order to hedge the value of its portfolio against changes in market conditions,

      -- write (sell) covered call options (up to 25% of the value of the portfolio's net assets),

      -- enter into foreign exchange transactions to hedge against possible variations in foreign exchange rates between currencies of countries in which the portfolio is invested including: the direct purchase or sale of foreign currency, the purchase or sale of options on futures contracts with respect to foreign currency, the purchase or sale of forward contracts, exchange traded futures contracts and options of futures contracts.

     See "Hedging and Other Strategic Transactions" for further information on these investment strategies.

Principal Risks of Investing in this Portfolio

 -- The portfolio invests primarily in equity securities with emphasis on medium and small sized growth companies. The risks of investing in equity securities and small and medium sized companies are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest up to 25% of its assets in foreign securities. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities." Since the portfolio will only invest at most 25% of its assets in foreign securities, the risks associated with foreign securities will not affect the portfolio as much as a portfolio that invests more of its assets in foreign securities.

 -- The portfolio may invest in internet related companies. The risks of investing in these companies is set forth below under "Risks of Investing in Certain Types of Securities."

Performance (A, B, C)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 32.25% (for the quarter ended 12/1998) and the lowest return was -24.73% (for the quarter ended 9/1998).


--------------------------------------------------------------------------------

          0%        4.3%       33%         3%        -26%       -25%      33.9%
         1997       1998       1999       2000       2001       2002       2003

--------------------------------------------------------------------------------


                                                            One      Five      Life of    Date First
                                                           Year      Years    Portfolio   Available
 Aggressive Growth Trust
   Series I                                                33.87%     0.37%     0.87%     01/01/1997
   Series II                                               33.57%       N/A     1.40%     01/28/2002
   Series III                                                 N/A       N/A     6.58%     09/05/2003
 Russell 2000 Growth Index(B)                              48.54%     0.86%     2.56%

(A)Effective May 1, 1999, the portfolio changed its subadviser and its investment objective. Performance reflects results prior to these changes.
(B)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.
(C)Series III shares were first offered September 5, 2003. The performance for Series III is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 fee.

SUBADVISERS AND PORTFOLIO MANAGERS

     AIM Capital Management, Inc. ("AIM") manages the Aggressive Growth Trust. AIM is an indirect wholly owned subsidiary of A I M Management Group Inc., whose principal business address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. A I M Management Group, Inc. founded in 1976, is a holding company engaged in the financial services business and is a wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region.

     AIM, and/or its affiliates is the investment adviser for mutual funds, separately managed accounts, such as corporate and municipal pension plans, charitable institutions and private individuals.

     The portfolio is managed by the following two portfolios managers:

      -- Karl Farmer (since May, 2003). Mr. Farmer has been associated with AIM and/or its affiliates since 1998. Prior to 1998, Mr. Farmer was a pension actuary with William M. Merer, Inc., focusing on retirement plans and other benefit programs.

      -- Jay K. Rushkin (lead manager) (since December, 2000). Mr. Rushin is portfolio manager for several of the AIM funds including the AIM Aggressive Growth Fund. He has been associated with AIM and/or its affiliates since 1998. From 1996 to 1998, he was an associate equity analyst for Prudential Securities.

DIVERSIFIED BOND TRUST

SUBADVISER:  Capital Guardian Trust Company ("CGTC")

INVESTMENT OBJECTIVE:  To seek high total return as is consistent with the conservation of capital.

INVESTMENT STRATEGIES: The portfolio invests its assets in fixed income securities.

     CGTC seeks to achieve this investment objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in fixed income securities. Securities that the portfolio may invest in include one or a combination of the following categories:

      -- fixed income securities rated at the time of purchase "Baa" or better by Moody's or "BBB" or better by Standard & Poor's or fixed income securities not rated by Moody's or Standard & Poor's deemed by CGTC to be of equivalent investment quality;

      -- up to 20% of the portfolio's assets in non-U.S. dollar fixed income securities including up to 5% in emerging market fixed income securities*;

      -- securities issued or guaranteed by the U.S. Government, the Canadian Government or its Provinces, or their respective agencies and instrumentalities;

      -- interest bearing short-term investments, such as commercial paper, bankers' acceptances, bank certificates of deposit and other cash equivalents, and cash.

     The remaining 20% of the portfolio's assets may be invested in other fixed income securities, including securities rated below investment grade ratings described above. Fixed-income securities may include ADRs, Yankee Bonds, Eurodollar instruments which are U.S. dollar denominated and non-U.S. dollar fixed income securities subject to the limits set forth above.

     All portfolio investment percentages described above are measured at the time of purchase of a security for the portfolio.

Use of Hedging and Other Strategic Transactions

     The Diversified Bond Trust is currently authorized to use all of the investment strategies referred to under "Hedging and Other Strategic Transactions." However, it is not presently contemplated that any of these strategies will be used to a significant degree by the portfolio.

Principal Risks of Investing in this Portfolio

 -- The portfolio invests in fixed income securities, including those rated below investment grade. The risks of investing in these types of securities are set forth below under "Risks of Investing in Certain Types of Securities.

 -- The portfolio invests in fixed income securities from foreign and emerging markets. The risks of investing in foreign securities and emerging market securities are set forth below under "Risk of Investing in Certain Types of Securities."

Performance (A, B, C)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 6.17% (for the quarter ended 3/1991) and the lowest return was -6.26% (for the quarter ended 9/1990).


--------------------------------------------------------------------------------

        -1.8%      18.1%        7%       11.4%      10.7%       0.7%      10.3%       7.1%       7.6%       4.6%
         1994       1995       1996       1997       1998       1999       2000       2001       2002       2003

--------------------------------------------------------------------------------


                                                            One     Five      Ten      Life of    Date First
                                                           Year     Years    Years    Portfolio   Available
 Diversified Bond Trust
        Series I                                            4.60%   6.02%     7.44%       N/A     08/03/1989
        Series II                                           4.59%     N/A       N/A     6.11%     01/28/2002
        Series III                                            N/A     N/A       N/A     3.04%     09/05/2003
 Citigroup Broad Investment Grade Bond Index                4.20%   6.62%     6.96%       N/A
 Combined Index(C)                                          4.20%   7.13%     8.46%       N/A

(A)Effective May 1, 1999, the portfolio changed its subadviser and its investment objective. Performance reflects results prior to these changes.
(B)Series III shares were first offered September 5, 2003. The performance for Series III is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 fee.
(C)The Combined Index represents 20% of the return of the Wilshire 5000 Index, 5% of the MSCI EAFE Index, 50% of the Lehman Brothers Aggregate Bond Index, 25% of the 90 Day T-Bill through April 30, 1999, and 100% of the return of the Citigroup Broad Investment Grade Bond Index from May 1, 1999 and thereafter. The Combined Index was prepared by the advisor using Ibbotson Associates Software & Data.

SUBADVISER AND PORTFOLIO MANAGERS

     CGTC is located at 333 South Hope Street, Los Angeles, California 90071. CGTC is a wholly-owned subsidiary of Capital Group International, Inc. which itself is a wholly-owned subsidiary of The Capital Group Companies, Inc. CGTC has been providing investment management services since 1968 and manages approximately $146 billion of assets as of December 31, 2003.

     The Portfolio Managers are:

      -- James R. Mulally (since May, 1999). Mr. Mulally is Senior Vice President, a Director, and Chairman of the Fixed Income Investment Sub-Committee for CGTC. He joined the Capital Group organization in 1980.

      -- Michael D. Locke (since December 2001). Mr. Locke is Vice President of Capital Research Company with portfolio specialist and research responsibilities for mortgage- and asset-backed securities and derivatives. He joined the Capital Group organization in 1996.

      -- Christine C. Cronin (since December 2001). Ms. Cronin is a Vice President of Capital Research Company with portfolio specialist responsibility for investment grade corporate bonds, and research responsibility for the airline, cruise, food, and financial services industries. She joined the Capital Group organization in 1997.

     A portion of the portfolio is managed by individual members of the research team.

EQUITY INDEX TRUST

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)")

INVESTMENT OBJECTIVE:  To approximate the aggregate total return of publicly traded common stocks which are included in the S&P Composite Stock Price Index (the "S&P 500 Index").

INVESTMENT STRATEGIES: The portfolio invests in the equity securities of a diversified group of U.S. companies. The portfolio is not actively managed; rather MFC Global (U.S.A.) tries to duplicate the performance of the S&P 500 Index by investing the portfolio's assets in the common stocks that are included in the S&P 500 Index in approximately the proportion of their respective market value weightings in the S&P 500 Index.

     The portfolio uses the S&P 500 Index as its standard performance comparison because the S&P 500 Index (i) represents more than 70% of the total market value of all publicly traded common stocks in the U.S. and (ii) is widely viewed among investors as representative of the performance of publicly traded common stocks in the U.S.

     The S&P 500 Index is an unmanaged index composed of 500 selected common stocks, over 95% of which are listed on the New York Stock Exchange. The performance of the S&P 500 Index is based on changes in the prices of stocks comprising the S&P 500 Index and assumes the reinvestment of all dividends paid on such stocks. Taxes, brokerage commissions and other fees are disregarded in computing the level of the S&P 500 Index. Standard & Poor's(1) selects the stocks to be included in the S&P 500 Index on a proprietary basis but does incorporate such factors as the market capitalization and trading activity of each stock and its adequacy as representative of stocks in a particular industry group. Stocks in the S&P 500 Index are weighted according to their market capitalization (i.e., the number of shares outstanding multiplied by the stock's current price).

     Since MFC Global (U.S.A.) attempts to match the performance of the S&P 500 Index, the adverse financial situation of a company will not result in its elimination from the portfolio unless, of course, the company in question is removed from the S&P 500 Index. Conversely, the projected superior financial performance of a company would not normally lead to an increase in the portfolio's holdings of the company.

     Under normal circumstances, the net assets of the Equity Index Trust will be invested in any combination of the following investments:

      --   representative common stocks

      -- Standard & Poor's Stock Index Futures Contracts ("S&P 500 Futures Contracts"), and

      --   Standard & Poor's Depository Receipts(R).

(1)"Standard & Poor's(R)," "S&P 500(R)," "S&P(R)," "Standard & Poor's 500(R)" and "500" are trademarks of McGraw-Hill, Inc.

     With regard to the portion of the Equity Index Trust invested in common stocks, the method used to select investments for the portfolio involves investing in common stocks in approximately the order of their respective market value weightings in the S&P 500 Index, beginning with those having the highest weightings. For diversification purposes, the portfolio can purchase stocks with smaller weightings in order to represent other sectors of the S&P 500 Index.

     There is no minimum or maximum number of stocks included in the S&P 500 Index which the Equity Index Trust must hold. Under normal circumstances, it is expected that the portion of the portfolio invested in stocks would be between 300 and 500 different stocks included in the S&P 500 Index. The portfolio may compensate for the omission of a stock that is included in the S&P 500 Index, or for purchasing stocks in other than the same proportion that they are represented in the S&P 500 Index, by purchasing stocks that are believed by MFC Global (U.S.A.) to have characteristics that correspond to those of the omitted stocks.

     Tracking error is measured by the difference between the total return for the S&P 500 Index and the total return for the portfolio after deductions of fees and expenses. All tracking error deviations are reviewed to determine the effectiveness of investment policies and techniques. Tracking error is reviewed at least weekly and more frequently if such a review is indicated by significant cash balance changes, market conditions or changes in the composition of the S&P 500 Index. If deviation accuracy is not maintained, the Equity Index Trust will rebalance its composition by selecting securities which, in the opinion of MFC Global (U.S.A.), will provide a more representative sampling of the capitalization of the securities in the S&P 500 Index as a whole or a more representative sampling of the sector diversification in the S&P 500 Index.

     The portfolio may also invest in short-term debt securities to maintain liquidity or pending investment in stocks or S&P 500 Futures Contracts.

     Standard & Poor's licenses certain trademarks and trade names to the Trust but disclaims any responsibility or liability to the Trust and its shareholders. See Appendix II in the Statement of Additional Information for such disclaimer.

Use of Hedging and Other Strategic Transactions

     The Equity Index Trust may invest in S&P 500 Futures Contracts. A more complete description of this investment strategy appears under "Hedging and Other Strategic Transactions" below in this Prospectus and in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio

 -- An investment in the Equity Index Trust involves risks similar to the risks of investing directly in the equity securities included in the S&P 500 Index. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- Since the portfolio is not actively managed, if the S&P 500 Index does not perform well, MFC Global (U.S.A.) will not have the ability to transfer portfolio assets into other investments.

Performance (A, B, C, D)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 21.22% (for the quarter ended 12/1998) and the lowest return was -17.39% (for the quarter ended 9/2002).

--------------------------------------------------------------------------------

        33.5%      28.6%      20.6%      -9.3%      -12.3%     -22.3%     28.3%
         1997       1998       1999       2000       2001       2002       2003

--------------------------------------------------------------------------------

                                                            One      Five      Life of    Date First
                                                           Year      Years    Portfolio   Available
 Equity Index Trust Series I                               28.29%    -0.88%     8.39%     02/14/1996
 S&P 500 Index(B)                                          28.70%    -0.57%     9.03%

(A)On December 31, 1996, Manulife Series Fund, Inc. merged with the Trust. Performance presented for this portfolio is based upon the performance of the respective predecessor Manulife Series Fund, Inc. portfolio for periods prior to December 31, 1996.
(B)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for this index is only provided as of a month end.
(C)During the periods shown in the chart, a portion of the Equity Index Trust's expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.
(D)The Equity Index Trust does not offer Series II shares or Series III shares.

SUBADVISER AND PORTFOLIO MANAGERS

     MFC Global (U.S.A.) is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the portfolios listed above. MFC Global (U.S.A.) is an indirect wholly-owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, including Elliott & Page Limited and Manulife Funds Direct (Hong Kong) Limited, collectively known as Manulife Financial. The address of MFC Global (U.S.A.) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

     The Portfolio Managers are:

      -- Martin Ayow (since May, 2000). Mr. Ayow joined MFC Global in 2000 and is Assistant Vice President and Senior Portfolio Manager for Manulife Financial. He has been managing and hedging fixed income and equity exposures for Manulife Financial using financial derivatives since 1994. Prior to joining Manulife Financial, Mr. Ayow was Senior Treasury Officer at the Ontario Hydro Treasury Division. He is a Chartered Financial Analyst and graduated from the University of Toronto with an MBA.

      -- Ram Brahmachari (since December, 2000). Mr. Brahmachari joined MFC Global in 2000. He is a Senior Analyst on the team responsible for the management of the equity index portfolios at Manulife Financial. Prior to joining Manulife, Financial, Mr. Brahmachari was employed as an analyst at Nortel. He is a Chartered Financial Analyst and graduated from the University of Victoria with an MBA.

OVERSEAS TRUST

SUBADVISER:  Fidelity Management & Research Company ("FMR")

INVESTMENT OBJECTIVE:  To seek growth of capital.

INVESTMENT STRATEGIES: The portfolio normally invests at least 80% of its net assets in non-U.S. securities (primarily common stocks). FMR relies on fundamental analysis of each issuer and may also invest across different countries and regions.

     FMR normally invests at least 80% of the portfolio's assets in non-U.S. securities. FMR normally invests the portfolio's assets primarily in common stocks.

     The portfolio normally diversifies its investments across different countries and regions. In allocating the portfolio's investments across countries and regions, FMR will consider the size of the market in each country and region relative to the size of the international market as a whole.

     In buying and selling securities for the portfolio, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors include growth potential, earnings estimates, and management.

     FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the portfolio may not achieve its objective.

Temporary Defensive Investing

     The portfolio reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

Country or Geographic Region

     FMR considers non-U.S. securities to include investments that are tied to a particular country or region outside the U.S. FMR considers a number of factors to determine whether an investment is tied to a particular country or region including: the source of government guarantees (if any); the primary trading market; the issuer's domicile, sources of revenue, and location of assets; whether the investment is included in an index representative of a particular country or region; and whether the investment is exposed to the economic fortunes and risks of a particular country or region.

Principal Risks of Investing in this Portfolio

 -- The portfolio invests primarily in foreign equity securities. The risks of investing in equity securities and in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance(A, B, C)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 25.75% (for the quarter ended 12/1999) and the lowest return was -21.38% (for the quarter ended 9/2002).

--------------------------------------------------------------------------------

          7%       12.6%      -0.1%        8%       40.5%      -18.7%     -21.1%     -21.4%     43.8%
         1995       1996       1997       1998       1999       2000       2001       2002       2003

--------------------------------------------------------------------------------


                                                            One      Five      Life of    Date First
                                                           Year      Years    Portfolio   Available
 Overseas Trust
   Series I                                                43.83%     0.36%     3.18%     01/09/1995
   Series II                                               43.71%       N/A     8.54%     01/28/2002
   Series III                                                 N/A       N/A    16.14%     09/05/2003
 MSCI EAFE Index(B)                                        39.17%     0.26%     4.42%

(A)Effective May 1, 1999, the portfolio changed its subadviser and its investment objective. Performance reflects results prior to these changes.
(B)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.
(C)Series III shares were first offered September 5, 2003. The performance for Series III is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 fee.

SUBADVISER AND PORTFOLIO MANAGERS

     FMR has served as the portfolio's subadviser since May 1, 2001 when it assumed responsibility from Fidelity Management Trust Company as subadviser to the portfolio listed above. FMR Corp., organized in 1972, is the ultimate parent company of FMR. As of December 31, 2003, FMR and its affiliate, FMR Co., Inc, had approximately $799 billion in discretionary assets under management. The address of FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109.

     Beginning May 1, 2001, FMR Co., Inc. (FMRC) serves as sub-subadviser for the portfolio listed above. FMRC will be primarily responsible for choosing investments for the portfolio. FMRC is a wholly-owned subsidiary of FMR.

     The Portfolio Manager is:

      -- Richard R. Mace, Jr. (since May, 1999). Mr. Mace joined FMR in 1987, FMRC in 2001 and has worked as an analyst and manager. Mr. Mace also manages Fidelity Overseas and Advisor Overseas Fund.

Performance (A, B, C)
     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 59.08% (for the quarter ended 12/1999) and the lowest return was -26.19% (for the quarter ended 3/2001).

--------------------------------------------------------------------------------

        17.1%       0.1%      73.5%      -4.3%      -22.2%     -29.2%     39.7%
         1997       1998       1999       2000       2001       2002       2003

--------------------------------------------------------------------------------


                                                            One      Five      Life of    Date First
                                                           Year      Years    Portfolio   Available
 Emerging Small Company
   Trust
    Series I                                               39.73%     5.02%     5.94%     01/01/1997
    Series II                                              39.48%       N/A     1.21%     01/28/2002
    Series III                                                N/A       N/A     7.60%     09/05/2003
 Russell 2000 Growth Index(B)                              48.54%     0.86%     2.56%

(A)Effective May 1, 1999, the portfolio changed its subadviser and its investment objective. Performance reflects results prior to these changes.
(B)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.
(C)Series III shares were first offered September 5, 2003. The performance for Series III is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 fee.

SUBADVISERS AND PORTFOLIO MANAGERS

     Franklin Advisers, Inc. manages the Emerging Small Company Trust. Franklin Advisers is a wholly-owned subsidiary of Franklin Resources, Inc., referred to as Franklin(R) Templeton(R) Investments, -- located at One Franklin Parkway, San Mateo, California, 94403. Through its subsidiaries, Franklin(R) Templeton(R) provides global and domestic investment management, shareholder, custody and distribution services to the Franklin, Templeton, Mutual Series and Fiduciary products, high net-worth and institutional accounts, as well as separate account management services.

     Today, Franklin Templeton is a major force in the mutual fund industry.

     The portfolio is managed by the following portfolio management team:

      -- Michael McCarthy (since May, 1999). Mr. McCarthy joined Franklin Templeton Investments in 1992 and is currently a Senior Vice President and Director of Equity Research. He is a Chartered Financial Analyst (CFA).

      -- Edward Jamieson (since May, 1999). Mr. Jamieson joined Franklin Templeton Investments in 1987 and is currently an Executive Vice President and Chief Investment Officer of the Franklin Equity Group.

      -- Aidan O'Connell (since May, 1999). Mr. O'Connell joined Franklin Templeton Investments in 1998 and is currently a Vice President. Before joining Franklin Templeton, Mr. O'Connell was a research associate and a corporate finance associate at Hambrecht & Quist. He is a Chartered Financial Analysist (CFA).

SMALL COMPANY BLEND TRUST

SUBADVISER:  Capital Guardian Trust Company ("CGTC")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital and income.
                       Generation of current dividends will be a secondary consideration.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index at the time of purchase.

     The Small Company Blend Trust invests at least 80% its net assets (plus any borrowings for investment purposes), under normal market conditions, in equity and equity-related securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index ("small cap stocks") at the time of purchase. The market capitalizations within the Russell 2000 Index will vary but as of June 30, 2002, were $1.3 billion and below. In determining market capitalization, CGTC may consider the value of shares which are publicly traded. The portfolio may hold ADRs and other U.S. registered securities of foreign issuers which are denominated in U.S. dollars.

Temporary Defensive Investing

     To meet redemption requests or pending investment of its assets or during unusual market conditions, the Small Company Blend Trust may invest all or a portion of its assets in bonds, cash and cash equivalents. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

     The Small Company Blend Trust is currently authorized to use all of the investment strategies referred to under "Hedging and Other Strategic Transactions." However, it is not presently contemplated that any of these strategies will be used to a significant degree by the portfolio.

Principal Risks of Investing in this Portfolio

 -- The portfolio invests primarily in equity securities, especially securities of small or unseasoned companies (less than 3 years operating experience). The risks of investing in equity securities and small or unseasoned companies are set forth below under "Risks of Investing in Certain Types of Securities."

Performance (A, B)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 26.94% (for the quarter ended 12/2001) and the lowest return was -25.88% (for the quarter ended 9/2001).

--------------------------------------------------------------------------------

        -19.7%     -2.3%      -25.6%     39.7%
         2000       2001       2002       2003

--------------------------------------------------------------------------------


                                                            One      Life of    Date First
                                                           Year     Portfolio   Available
 Small Company Blend Trust
   Series I                                                39.71%      1.02%    05/01/1999
   Series II                                               39.63%      3.38%    01/28/2002
 Russell 2000 Index(A)                                     47.25%      6.97%

(A)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.
(B)Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee.

SUBADVISERS AND PORTFOLIO MANAGERS

     CGTC manages the Small Company Blend Trust. CGTC is located at 333 South Hope Street, Los Angeles, California 90071. CGTC is a wholly-owned subsidiary of Capital Group International, Inc. which itself is a wholly-owned subsidiary of The Capital Group Companies, Inc. CGTC has been providing investment management services since 1968 and manages approximately $146 billion of assets as of December 31, 2003.

     The portfolio is managed by the following portfolio managers. In addition, a portion of the portfolio is managed by individual members of the research team.

      -- Michael R. Ericksen (since May, 1999). Mr. Ericksen is a Senior Vice President and portfolio manager for CGTC. He joined the Capital Group organization in 1987.

      -- James S. Kang (since May, 1999). Mr. Kang is Senior Vice President for Capital International Research Inc. He joined the Capital Group organization in 1988.

      -- Robert G. Kirby (since May, 1999). Mr. Kirby is a Senior Partner of The Capital Group Partners L.P. and Chairman Emeritus and a portfolio manager of CGTC. He joined the Capital Group organization in 1965.

      -- Karen A. Miller (since May, 2000). Ms. Miller is a Senior Vice President of Capital International Research, Inc. She joined the Capital Group organization in 1990.

      -- Lawrence R. Solomon (since May, 2000). Mr. Solomon is a Senior Vice President of Capital International Research, Inc. He also serves as a Director of Capital Management Services, Inc. Mr. Solomon joined the Capital Group organization in 1985.

      -- Kathryn M. Peters (since September, 2002). Ms. Peters is a Vice President and U.S. small-capitalization Portfolio Manager for Capital International Research, Inc. She also serves as a Director of Capital Management Services, Inc. Ms. Peters joined the Capital Group organization in 2001. Prior to joining Capital Guardian, Ms. Peters was employed as a portfolio manager at Montgomery Asset Management, LLC.

STRATEGIC GROWTH TRUST

SUBADVISER:  Massachusetts Financial Services Company ("MFS")

INVESTMENT OBJECTIVE:  To seek capital appreciation.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities (such as preferred stocks, bonds, warrants or rights convertible into stock and depositary receipts for these securities) of companies which MFS believes offer superior prospects for growth. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets.

     MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented portfolios (such as the Strategic Growth Trust) that it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and managements' abilities) performed by the portfolio manager of the portfolio and MFS' large group of equity research analysts.

     In managing the portfolio, MFS seeks to purchase securities of companies which MFS considers well-run and poised for growth. MFS look particularly for companies which demonstrate:

      --   a strong franchise, strong cash flows and a recurring revenue stream

      -- a solid industry position, where there is potential for high profit margins -- substantial barriers to new entry in the industry

      --   a strong management team with a clearly defined strategy

      --   a catalyst which may accelerate growth

     The portfolio may invest in foreign securities, including depositary receipts, dollar denominated foreign debt securities and emerging market securities, through which it may have exposure to foreign currencies.

     The Strategic Growth may also invest to a limited extent in: (a) fixed income securities, (c) U.S. Government Securities, (d) variable and floating rate obligations, (e) zero coupon bonds, deferred interest bonds and PIK bonds,
(f) investment companies, (g) restricted securities, (h) short sales and short sales against the box, (i) indexed securities. These investment techniques and practices are described further in the prospectus under "Additional Investment Policies and Transactions" and in the Statement of Additional Information.

     The portfolio may engage in active and frequent trading to achieve its principal investment strategies which will increase transaction costs.

Principal Risks of Investing in this Portfolio

 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio invests extensively in the securities of companies which the subadviser believes are poised for growth. The price of such securities in certain economic, political or market conditions may fall to a greater extent than a decline in the overall equity markets (e.g., as represented by the Standard and Poor's Composite 500 Index).

 -- The portfolio may invest in foreign securities. The risks of investing in these securities are set forth under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in securities traded in the over-the-counter markets which involves risks in addition to those associated with transaction in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The value of these stocks may be more volatile than exchange-listed stocks, and the portfolio may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

Performance (A, B)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 19.39% (for the quarter ended 12/2001) and the lowest return was -23.91% (for the quarter ended 9/2001).

--------------------------------------------------------------------------------

        -28.0%     26.9%
         2002       2003

--------------------------------------------------------------------------------


                                                            One      Life of    Date First
                                                           Year     Portfolio   Available
 Strategic Growth Trust Series I                           26.86%    -7.81%     04/30/2001
                     Series II                             26.61%    -2.68%     01/28/2002
                     Series III                               N/A     4.36%     09/05/2003
 Russell 1000 Growth Index(B)                              29.75%    -6.51%

(A)Series III shares were first offered September 5, 2003. The performance for Series III is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 fee.
(B)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.

SUBADVISER AND PORTFOLIO MANAGERS

     Massachusetts Financial Services Company ("MFS") is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is an indirect subsidiary of Sun Life Assurance Company of Canada (an insurance company). MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

     The Portfolio Manager is:

      -- S. Irfan Ali (since May, 2001). Mr. Ali is a Senior Vice President of MFS and has been employed by MFS since 1993. Mr. Ali has managed the MFS Strategic Growth Fund since 1999.

MID CAP STOCK TRUST

SUBADVISER:  Wellington Management Company, LLP ("Wellington Management")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.

INVESTMENT STRATEGIES: The portfolio invests primarily in equity securities of mid-sized companies with significant capital appreciation potential.

     Wellington Management seeks to achieve the Trust's objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. The Trust tends to invest in companies whose capitalization is similar to the market capitalization of companies in the Russell Mid Cap Index.

     Wellington Management's investment approach while based primarily on proprietary fundamental analysis, may also be shaped by secular and industry themes. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues and other related measures of value. In analyzing companies for investment, Wellington Management looks for, among other things, a strong balance sheet, strong earnings growth, attractive industry dynamics, strong competitive advantages (e.g., great management teams), and attractive relative value within the context of a security's primary trading market. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive. The Mid Cap Stock Trust may invest up to 10% of its assets in foreign securities.

Principal Risks of Investing in this Portfolio

 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- To the extent that the portfolio emphasizes a mid-capitalization growth style, the portfolio may underperform in markets that favor other styles.

Performance(A, B)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 20.74% (for the quarter ended 12/2001) and the lowest return was -23.64% (for the quarter ended 3/2001).

--------------------------------------------------------------------------------

        -4.0%      -11.0%     -22.6%     42.3%
         2000       2001       2002       2003

--------------------------------------------------------------------------------


                                                            One      Life of    Date First
                                                           Year     Portfolio   Available
 Mid Cap Stock Trust
   Series I                                                42.33%    -1.10%     05/01/1999
   Series II                                               41.97%     5.69%     01/28/2002
   Series III                                                 N/A    10.42%     09/05/2003
 Russell Midcap Growth Index(A)                            42.71%     0.46%

(A)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.
(B)Series III shares were first offered September 5, 2003. The performance for Series III is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 fee.

SUBADVISER AND PORTFOLIO MANAGERS

     Wellington Management Company, LLP, a Massachusetts limited liability partnership, is a professional investment counseling firm with its principal business offices located at 75 State Street, Boston, Massachusetts 02109. Wellington Management and its predecessor organizations have provided investment services to investment companies, employee benefit plans, endowments, foundations and other institutions since 1928. The managing partners of Wellington Management are Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan.

     The Portfolio Manager is:

     -- Michael Carmen (since April, 2000), Mr. Carmen, Senior Vice President of Wellington Management, joined Wellington Management in 1999 as an equity portfolio manager, prior to joining Wellington Management, Mr. Carmen was an equity portfolio manager at Kobrick Funds (1997-1999), State Street Research and Management (1992-1996, 1997) and Montgomery Asset Management (1996). He is a Chartered Financial Analyst.

ACTIVE BOND TRUST
SUBADVISER: DECLARATION MANAGEMENT & RESEARCH LLC ("DECLARATION")
            JOHN HANCOCK ADVISERS, LLC ("JOHN HANCOCK ADVISER")

INVESTMENT        To seek income and capital appreciation
OBJECTIVE:

INVESTMENT        The portfolio normally invests at least 80% of its assets in a
STRATEGIES:       diversified mix of debt securities and instruments.

      The portfolio, an intermediate term bond portfolio normally invests at least 80% of its assets in a diversified mix of debt securities and instruments including but not limited to:

      -     U.S. Treasury and agency securities;

      - Asset-backed securities and mortgage-backed securities including mortgage pass-through securities, commercial mortgage-backed securities ("CMBS") and collateralized mortgage offerings ("CMOs");

      -     Corporate bonds, both U.S. and foreign; and

      -     Foreign government and agency securities.

The portfolio employs a multi-manager approach with two subadvisers, each of which employs its own investment approach and independently manages its portion of the portfolio. The portfolio will be rebalanced quarterly so that each subadviser manages the following portion of the portfolio:

         65% Declaration
         35% John Hancock

This allocation methodology may change in the future.

DECLARATION

      The subadviser uses a combination of proprietary research and quantitative tools and seeks to identify bonds and bond sectors that are attractively priced based upon market fundamentals and technical factors. The subadviser opportunistically emphasizes bonds with yields in excess of U.S. Treasury securities.

      This portion of the portfolio normally has no more than 10% of its assets in high yield bonds and normally invests in foreign securities only if U.S. dollar denominated. This portion of the portfolio normally has an average credit rating of "A" or "AA."

      Except as otherwise stated above under "Temporary Defensive Investing," this portion of the portfolio normally has 10% or less (usually lower) of its assets in cash and cash equivalents.

JOHN HANCOCK ADVISER

      The subadviser uses proprietary research to identify specific bond sectors, industries and bonds that are attractively priced. The subadviser tries to anticipate shifts in the business cycle, using economic and industry analysis to determine which sectors and industries might benefit over the next 12 months.

      This portion of the portfolio normally has no more than 25% of its assets in high yield bonds and normally invests in foreign securities only if U.S. dollar denominated. This portion of the portfolio normally has an average credit rating of "A" or "AA."

      Except as otherwise stated above under "Temporary Defensive Investing," the portfolio normally has 10% or less (usually lower) of its assets in cash and cash equivalents.

ENTIRE PORTFOLIO

      The portfolio may have significant exposure to derivatives (investments whose value is based on indices or other securities), such as forwards, futures, options and swaps. Each subadviser actively uses derivatives to manage the average maturity and interest rate sensitivity for their portion of the portfolio. Currency management strategies are primarily used for hedging purposes and to protect against changes in foreign currency exchange rates.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

      - The portfolio invests in bonds (fixed income securities). The risks of investing in fixed income securities are set forth in the Prospectus under "Risks of Investing in Certain Types of Securities."

      - A portion of the portfolio invests in high yield bonds (lower rated fixed income securities). The risks of investing in lower rated fixed income securities are set forth in the Prospectus under "Risks of Investing in Certain Types of Securities."

      - The portfolio invests in foreign securities. The risks of investing in foreign securities are set forth in the Prospectus under "Risks of Investing in Certain Types of Securities."

      - The portfolio's turnover rate (i.e., the rate of buying and selling securities) will generally exceed 100%. Any turnover rate in excess of 100% is considered relatively high. In general, the higher the turnover rate, the greater the impact that brokerage commissions and other transaction costs will have on the portfolio's performance.

      - The portfolio may invest in mortgage-backed securities. Investing in mortgage-backed securities subjects the portfolio to prepayment risk. Prepayments of underlying mortgages result in a loss of anticipated interest payments and all or part of any premium paid for the security. Therefore, the value of the portfolio may decline. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates.

      - The portfolio invests in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

SUBADVISERS AND PORTFOLIO MANAGERS

      DECLARATION

      Declaration Management & Research LLC ("Declaration") is a Delaware limited liability company located at 1650 Tysons Boulevard, Suite 1100, McLean, VA 22102-4858. Declaration is an indirect wholly-owned subsidiary of John Hancock Life Insurance Company ("JHLICO"). Independence Holdings and JHLICO are located at 200 Clarendon Street, Boston, MA 02117. JHLICO is an indirect wholly owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

      The portfolio is managed by an investment team overseen by:

      - James E. Shallcross (since 2005). Mr. Shallcross joined Declaration in 1991 and is a Senior Vice President.

      - Peter Farley (since 2005). Mr. Farley joined Declaration in 1996 and is a Vice President.

      JOHN HANCOCK ADVISERS

      John Hancock Advisers, LLC ("John Hancock Advisers") is a Delaware limited liability company located at 101 Huntington Avenue, Boston, Massachusetts is a wholly owned subsidiary of John Hancock Life Insurance Company ("JHLICO"). JHLICO is located at 200 Clarendon Street, Boston, MA 02117. JHLICO is an indirect wholly owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

      The portfolio is managed by:

      - Howard C. Greene, CFA (since 2005). Mr. Greene joined John Hancock in 2002 and is a Senior Vice President. Prior to 2002, he was Vice President of Sun Life Financial Services Company of Canada.

      - Benjamin A. Matthews (since 2005). Mr. Matthews joined John Hancock in 1995 and is a Vice President.

SHORT-TERM BOND TRUST
SUBADVISERS:  DECLARATION MANAGEMENT & RESEARCH LLC  ("DECLARATION")

INVESTMENT        To seek income and capital appreciation
OBJECTIVE:

INVESTMENT        The portfolio normally invests at least 80% of its assets in a
STRATEGIES:       diversified mix of debt securities and instruments.

      The portfolio normally invests at least 80% of its assets in a diversified mix of debt securities and instruments, including but not limited to:

      -     U.S. Treasury and Agency securities;

      - Asset-backed securities and mortgage-backed securities including mortgage pass-through securities, commercial mortgage back securities ("CMBS") and collateralized mortgage offerings ("CMOs");

      -     Corporate bonds, both U.S. and foreign (if dollar-denominated); and

      -     Foreign governmental and agency securities (if dollar denominated).

      The subadviser evaluates specific bonds and bond sectors using a combination of proprietary research and quantitative tools and seeks to identify bond and bond sectors that are believed to be attractively priced based upon market fundamentals and technical factors. The subadviser opportunistically emphasizes bonds with yields in excess of U.S. Treasury securities.

      The portfolios normally has:

      -     An average credit quality rating of "A" or "AA"; and

      -     A weighted average effective maturity between one and three years;

      -     No more than 15% of its assets in high yield bonds;

      Except as otherwise stated above under "Temporary Defensive Investing," the portfolio normally has 10% or less (usually lower) of its assets in cash and cash equivalents.

      The portfolio may have significant exposure to derivatives (investments whose value is based on indices or other securities), such as forwards, futures, options and swaps. The subadviser actively uses derivatives to manage the average maturity and interest rate sensitivity for their portion of the portfolio. Currency management strategies are primarily used for hedging purposes and to protect against changes in foreign currency exchange rates.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

      - The portfolio invests in bonds (fixed income securities). The risks of investing in fixed income securities are set forth in the Prospectus under "Risks of Investing in Certain Types of Securities."

      - A portion of the portfolio invests in high yield bonds (lower rated fixed income securities). The risks of investing in lower rated fixed income securities are set forth in the Prospectus under "Risks of Investing in Certain Types of Securities."

      - The portfolio invests in foreign securities. The risks of investing in foreign securities are set forth in the Prospectus under "Risks of Investing in Certain Types of Securities."

      - The portfolio's turnover rate (i.e., the rate of buying and selling securities) will generally exceed 100%. Any turnover rate in excess of 100% is considered relatively high. In general, the higher the turnover rate, the greater the impact that brokerage commissions and other transaction costs will have on the portfolio's performance.

      - The portfolio may invest in mortgage-backed securities. Investing in mortgage-backed securities subjects the portfolio to prepayment risk. Prepayments of underlying mortgages result in a loss of anticipated interest payments and all or part of any premium paid for the security. Therefore, the value of the portfolio may decline. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates.

      - The portfolio invests in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

      - The portfolio invests in a relatively small number issuers which could produce more volatile performance compared to portfolios that invest in a larger number of issuers. The more concentrated a portfolio's holdings are, the more likely that a specific security's poor performance will hurt the portfolio significantly.

SUBADVISER AND PORTFOLIO MANAGERS

      Declaration Management & Research LLC ("Declaration") manages the Active Bond Trust. Declaration is a Delaware limited liability company located at 1650 Tysons Boulevard, Suite 1100, McLean, VA 22102-4858. Declaration is a an indirect wholly owned subsidiary of John Hancock Life Insurance Company ("JHLICO"). Independence Holdings and JHLICO are located at 200 Clarendon Street, Boston, MA 02117. JHLICO is an indirect wholly owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

      The portfolio is managed by an investment team overseen by:

- James E. Shallcross (since 2005). Mr. Shallcross joined Declaration Management in 1991 and is a Senior Vice President.

- Peter Farley (since 2005). Mr. Farley joined Declaration Management in 1996 and is a Vice President.

500 INDEX TRUST B
(NAV Shares Only)

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)")

                                                                                                      MARKET CAP OF INDEX AS OF
    PORTFOLIO               INVESTMENT OBJECTIVE                     INVESTMENT STRATEGY*                  DECEMBER 1, 2004
    ---------               --------------------                     --------------------                  ----------------
500 Index Trust B  To seek to approximate the aggregate    Invests, under normal market conditions,   [$867 million to $326.5
                   total return of a broad U.S. domestic   at least 80% of its net assets (plus any   billion]
                   equity market index                     borrowings for investment purposes) in
                                                           (a) the common stocks that are included
                                                           in the S&P 500 Index and (b) securities
                                                           (which may or may not be included in the
                                                           S&P 500 Index) that MFC Global (U.S.A.)
                                                           believes as a group will behave in a
                                                           manner similar to the index.

*"Standard & Poor's(R)," "S&P 500(R)," "Standard & Poor's 500(R)" are trademarks of The McGraw-Hill Companies, Inc. The 500 Index Trust B is not sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

      The investment objectives and policies of the 500 Index Trust B are set forth above. The 500 Index Trust B differs from the actively managed portfolios. Actively managed portfolios seek to outperform their respective indices through research and analysis. Over time, their performance may differ significantly from their respective indices. Index portfolios, however, seek to mirror the performance of their target indices, minimizing performance differences over time.

      An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indices may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. The 500 Index Trust B attempts to match the performance of the S&P 500 Index by: (a) holding all, or a representative sample, of the securities that comprise the index and/or (b) by holding securities (which may or may not be included in the index) that MFC Global (U.S.A.) believes as a group will behave in a manner similar to the index. However, an index portfolio has operating expenses and transaction costs, while a market index does not. Therefore, the 500 Index Trust B, while it attempts to track its target index closely, typically will be unable to match the performance of the index exactly.

Use of Hedging and Other Strategic Transactions

      The 500 Index Trust B may invest in Futures Contracts and Depository Receipts. A more complete description of this investment strategy appears under "Hedging and Other Strategic Transactions" in the Prospectus and in the Statement of Additional Information.

PRINCIPAL RISKS OF INVESTING IN THE 500  INDEX TRUST B

      - Since the 500 Index Trust B is not actively managed, it will generally reflect the performance of the index it attempts to track even in markets when this index does not perform well.

      - An investment in the 500 Index Trust B involves risks similar to the risks of investing directly in the equity securities included in the S&P 500 Index. The risks of investing in equity securities are set forth under "Risks of Investing in Certain Types of Securities" in the Prospectus.

      - The portfolio invests in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic transaction."

SUBADVISER AND PORTFOLIO MANAGERS

      MFC Global (U.S.A.) manages the 500 Index Trust B. MFC Global (U.S.A.) is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the portfolios of the Trust for which it is the subadviser. MFC Global (U.S.A.) is an indirect wholly-owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The address of MFC Global (U.S.A.) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

      The Portfolio Managers are:

      - Narayan Ramani (since 2005). Mr. Ramani joined MFC Global (U.S.A.) in 1998, has a MBA from York University, a PH.D from the University of Brunswick, and is holds the Chartered Financial Analyst designation.

      - Carson Jen (since 2005). Mr. Jen joined MFC Global (U.S.A.) in 1997, has a MBA from the University of Western Ontario, a BA Science (engineering) from the University of Toronto, and has a Certified Management Accounting designation.

INTERNATIONAL VALUE TRUST

SUBADVISER:  Templeton Investment Counsel, LLC ("Templeton")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, primarily in equity securities of companies located outside the U.S., including in emerging markets.

     Equity securities generally entitle the holder to participate in a company's general operating results. These include common stocks and preferred stocks. The portfolio also invests in American, European and Global Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Depending upon current market conditions, the portfolio generally invests up to 25% of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. Debt securities include bonds, notes and debentures.

     Templeton's investment philosophy is "bottom-up," value-oriented, and long-term. In choosing equity investments, Templeton will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measure, including price/earnings ratio, profit margins and liquidation value, will also be considered.

Use of Hedging and Other Strategic Transactions

     The International Value Trust does not currently intend to use any of the investment strategies referred to under "Hedging and Other Strategic Transactions."

Principal Risks of Investing in this Portfolio

 -- The portfolio invests primarily in equity securities of companies located outside the United States. The risks of investing in equity securities and in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest up to 25% of its assets in debt (fixed income) securities including foreign debt securities. The risks of investing in fixed income securities and in foreign securities is set forth below under "Risks of Investing in Certain Types of Securities." Because the portfolio has a 25% limit on debt securities, these risks will not affect the portfolio to the same degree as the risks of foreign equity securities.

Performance(A, B)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 24.18% (for the quarter ended 6/2003) and the lowest return was -23.56% (for the quarter ended 9/2002).

--------------------------------------------------------------------------------

        -6.5%      -10.0%     -17.8%     44.9%
         2000       2001       2002       2003

--------------------------------------------------------------------------------

                                                            One      Life of    Date First
                                                           Year     Portfolio   Available
 International Value Trust
   Series I                                                44.86%     0.86%     05/01/1999
   Series II                                               44.52%    10.56%     01/28/2002
   Series III                                                 N/A    14.27%     09/05/2003
 MSCI EAFE Index(A)                                        39.17%    -0.89%

(A)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.
(B)Series III shares were first offered September 5, 2003. The performance for Series III is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 fee.

SUBADVISER AND PORTFOLIO MANAGERS

     Templeton, located at 500 East Broward Blvd., Suite 2100, Ft. Lauderdale, FL 33394, has been in the business of providing investment advisory services since 1954. As of December 31, 2003, Templeton and its affiliates manage over $336 billion in assets. Templeton Investment Counsel, LLC is an indirect wholly owned subsidiary of Franklin Resources, Inc.

     The Portfolio Managers are:

     Lead Portfolio Manager

      -- Tucker Scott (since May, 1999). Mr. Scott joined Templeton in 1996 and is currently Senior Vice President. Prior to joining Franklin Templeton, Mr. Scott worked at Aeltus Investment Management. He is a Chartered Financial Analyst (CFA) Charter holder.

The following individual has secondary portfolio management responsibilities:

      -- Cindy L. Sweeting (since 2003). Ms. Sweeting joined Templeton in 1997 and is currently an Executive Vice President and Director of Research. She is a Chartered Financial Analyst (CFA) Charter holder.

      -- Antonio T. Docal (since 2003). Mr. Docal joined Templeton in 2001 and is currently a Senior Vice President. He is a Chartered Financial Analyst (CFA) Charter holder.

SMALL CAP OPPORTUNITIES TRUST

SUBADVISER:  Munder Capital Management ("Munder")

INVESTMENT OBJECTIVE:  To seek long-term capital appreciation.

INVESTMENT STRATEGIES: The portfolio seeks this objective by investing, under normal circumstances, at least 80% of its assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies.

     Small-capitalization companies are those companies with market capitalizations within the range of the companies in the Russell 2000 Index.

     The portfolio attempts to provide potentially higher returns than a portfolio that invests primarily in larger, more established companies. Since small companies are generally not as well known to investors or have less of an investor following than larger companies, they may provide higher returns due to inefficiencies in the marketplace.

     The portfolio will usually invest in equity securities of companies that the subadviser believes can be purchased at a price significantly below its inherent value. A company's equity securities may be undervalued because the company is temporarily overlooked or out of favor due to general economic conditions, a market decline, industry conditions or developments affecting the particular company.

     In addition to valuation, the subadviser considers these factors, among others in choosing companies:

      --   A stable or improving earnings records;

      --   Sound finances;

      --   Above-average growth prospectus;

      --   Participation in a fast growing industry;

      --   Strategic niche position in a specialized market; and

      --   Adequate capitalization.

     The portfolio may write covered call options during especially volatile markets and also invest in equity securities of larger capitalization companies. Even though a portfolio will receive the option premium to help protect it against loss, a call option sold by the portfolio will expose the portfolio during the term of the option to possible loss of the opportunity to sell the underlying security or instrument with a gain.

     The portfolio may engage in short-term trading of portfolio securities.

Principal Risks of Investing in this Portfolio

 -- The portfolio invests primarily in equity securities especially of small cap companies . The risks of investing in equity securities, including those of small companies are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio invest in value stocks. A value stock may not increase in price, as anticipated by the subadviser, if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster-growing companies.

 -- The portfolio may engage in short-term trading. A high portfolio turnover rate (100% or more) could produce trading costs and taxable distributions, which would detract from the portfolio's performance.

Performance

     Performance is not provided since the portfolio commenced operations in May, 2003.

SUBADVISER AND PORTFOLIO MANAGERS

     Munder manages the Small Cap Opportunities Trust. Munder, with offices at 480 Pierce Street, Birmingham, Michigan 48009, currently serves as investment adviser to the Munder Funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts and high net worth individuals.

     A committee of Munder investment personnel manages the portfolio.

U.S. GLOBAL LEADERS GROWTH TRUST

SUBADVISER:  Sustainable Growth Advisers, L.P. ("SGA")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, primarily in common stocks of "U.S. Global Leaders."

    Under normal market conditions, at least 80% of the portfolio's assets will be invested in stocks of companies the subadviser regards as U.S. Global Leaders. The subadviser consider U.S. Global Leaders to be U.S. companies with multi-national operations that typically exhibit the following sustainable growth characteristics:

      -- Hold leading market share of their relevant industries that result in high profit margins and high investment returns.

      -- Supply consumable products or services so that their revenue streams are recurring.

     The subadvisers seek to indentify companies with superior long-term earnings prospects and to continue to own them as long as the subadvisers believe they will continue to enjoy favorable prospectus for capital growth and are not overvalued in the marketplace.

     As a result of its investment strategy, the portfolio typically invests in large capitalization companies (companies in the capitalization range of the Standard & Poor's 500 Index).

     The portfolio may invest in other types of equities and foreign stocks.

Principal Risks of Investing in this Portfolio

 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio's management strategy has a significant influence on portfolio performance. Large capitalization stocks as a group could fall out of favor with the market, causing the portfolio to underperform investments that focus on small- or medium capitalization stocks.

 -- The portfolio focuses on growth stocks, which could underperform value stocks.

 -- The portfolio may invest in multinational companies which may have substantial international operations. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio is non-diversified. The definition of a non-diversified portfolio and the risks associated with such a portfolio are set forth below under "Risks of Investing in Certain Types of Securities."

Performance

     Performance is not provided since the portfolio commenced operations in May, 2004.

SUBADVISERS AND PORTFOLIO MANAGERS

     SGA manages the U.S. Global Leader Growth Trust. SGA is located at 1285 Avenue of the Americas, 35th Floor, New York, NY 10019. SGA was founded in July, 2003 and is controlled by its founders, George P. Fraise, Gordon M. Marchand and Robert L. Rohn, who are also the portfolio managers of the portfolio.

     The portfolio is managed by the following portfolio managers.

      -- George P. Fraise (since May, 2004). Mr. Fraise is a principal of SGA. From 2000-2003, Mr. Fraise was executive vice president of Yeager, Wood & Marshall, Inc. From 1997 to 2000, Mr. Fraise was a portfolio manager at Scudder Kemper Investments.

      -- Gordon M. Marchand (since May, 2004). Mr. Marchand is a principal of SGA. From 1984-2003, Mr. Marchand was chief financial and operating officer of Yeager, Wood & Marshall, Inc.

      -- Robert L. Rohn (since May, 2004). Mr. Rohn is a principal of SGA. From 1992 to 2003, Mr. Rohn was an Analyst and Portfolio Manager at W.P. Stewart & Co. ("W.P. Stewart") and held positions of Chairman of the Board and Chief Executive Officer of W.P. Stewart Inc., W.P. Stewart's core U.S. investment business, and served as Chairman of the W.P. Stewart Inc.'s Management Committee.

                                                                      APPENDIX C

                              FINANCIAL HIGHLIGHTS
                  (Acquired and Existing Acquiring Portfolios)

      The financial highlights table for each of the Acquired and Existing Acquiring Portfolios is intended to help investors understand the financial performance of each Portfolio for the past five years (or since inception in the case of a Portfolio in operation for less than five years). Certain information reflects financial results for a single share of a Portfolio. The total returns presented in the table represent the rate that an investor would have earned (or lost) on an investment in a particular Portfolio (assuming reinvestment of all dividends and distributions). The financial statements of the Trust included in its Annual Report to Shareholders for the fiscal year ended December 31, 2003 have been audited by PricewaterhouseCoopers LLP. These financial statements, together with the unaudited financial statements of the Trust included in its Semi-Annual Report to Shareholders for the six-month period ended June 30, 2004, have been incorporated by reference into the Statement of Additional Information insofar as such financial statements relate to the Acquired and Existing Acquiring Portfolios. Copies of these reports are available on request as described above.

      The performance information included in the "Financial Highlights" does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                  NET REALIZED
                                                                 AND UNREALIZED
                                                                 GAIN (LOSS) ON
                                      NET ASSET        NET         INVESTMENTS                    DIVIDENDS
               YEAR OR                  VALUE,     INVESTMENT     AND FOREIGN      TOTAL FROM      FROM NET     DISTRIBUTIONS
                PERIOD                BEGINNING      INCOME         CURRENCY       INVESTMENT     INVESTMENT     FROM CAPITAL
                ENDED                 OF PERIOD      (LOSS)       TRANSACTIONS     OPERATIONS       INCOME          GAINS
               -------                ---------    ----------    --------------    ----------     ----------    -------------
AGGRESSIVE GROWTH TRUST
  SERIES I
     6/30/2004v (Unaudited)            $ 13.28      $ (0.05)        $  0.64         $  0.59             --             --
     12/31/2003v                          9.92        (0.09)           3.45            3.36             --             --
     12/31/2002v                         13.22        (0.09)          (3.21)          (3.30)            --             --
     12/31/2001v                         17.86        (0.11)          (4.53)          (4.64)            --             --
     12/31/2000v                         17.34        (0.12)           0.64            0.52             --             --
     12/31/1999                          13.04        (0.06)           4.36            4.30             --             --
  SERIES II
     6/30/2004v (Unaudited)              13.25        (0.06)           0.66            0.60             --             --
     12/31/2003v                          9.92        (0.12)           3.45            3.33             --             --
     01/28/2002* to 12/31/2002v          12.90        (0.12)          (2.86)          (2.98)            --             --
  SERIES III
     6/30/2004v (Unaudited)              13.28        (0.07)           0.66            0.59             --             --
     09/05/2003* to 12/31/2003v          12.46        (0.01)           0.83            0.82             --             --

                                                                                                                   RATIO OF
                                                                                                                   EXPENSES
                                                       NET ASSET                  NET ASSETS     RATIO OF         TO AVERAGE
               YEAR OR                                   VALUE,                      END OF       EXPENSES        NET ASSETS
                PERIOD                    TOTAL         END OF       TOTAL          PERIOD       TO AVERAGE     AFTER EXPENSE
                ENDED                 DISTRIBUTIONS     PERIOD       RETURN        (000'S)       NET ASSETS       REDUCTIONS
               -------                -------------    ----------    ------       ----------     ----------     -------------
AGGRESSIVE GROWTH TRUST
  SERIES I
     6/30/2004v (Unaudited)                   --         $13.87        4.44% +      $308,934           1.08% (a)      1.08% (a)
     12/31/2003v                              --          13.28       33.87          261,138           1.09           1.09
     12/31/2002v                              --           9.92      (24.96)         225,798           1.09           1.09
     12/31/2001v                              --          13.22      (25.98)         309,746           1.07           1.07
     12/31/2000v                              --          17.86        3.00          416,643           1.07           1.07
     12/31/1999                               --          17.34       32.98          135,503           1.15           1.15
  SERIES II
     6/30/2004v (Unaudited)                   --          13.85        4.53 +         96,951           1.28 (a)       1.28 (a)
     12/31/2003v                              --          13.25       33.57           40,267           1.29           1.29
     01/28/2002* to 12/31/2002v               --           9.92      (23.10)+         17,322           1.29 (a)       1.29 (a)
  SERIES III
     6/30/2004v (Unaudited)                   --          13.87        4.44 +             20           1.43 (a)       1.43 (a)
     09/05/2003* to 12/31/2003v               --          13.28        6.58 +             --  ##       1.44 (a)       1.44 (a)

                                      RATIO OF NET
                                       INVESTMENT
               YEAR OR                INCOME (LOSS)   PORTFOLIO
                PERIOD                 TO AVERAGE      TURNOVER
                ENDED                   NET ASSETS     RATE ++
               -------                -------------   ---------
AGGRESSIVE GROWTH TRUST
  SERIES I
     6/30/2004v (Unaudited)             (0.76)%(a)        50%  +
     12/31/2003v                        (0.81)            71
     12/31/2002v                        (0.80)           104
     12/31/2001v                        (0.73)            96
     12/31/2000v                        (0.61)            70
     12/31/1999                         (0.59)           161
  SERIES II
     6/30/2004v (Unaudited)             (0.95)(a)         50  +
     12/31/2003v                        (1.03)            71
     01/28/2002* to 12/31/2002v         (1.27)(a)        104
  SERIES III
     6/30/2004v (Unaudited)             (1.08)(a)         50  +
     09/05/2003* to 12/31/2003v         (0.25)(a)         71


v    Net investment income has been calculated using the average shares method.

*    Commencement of operations

++ Portfolio turnover rate is calculated on the basis of the fund as a whole, without distinguishing between the classes of shares issued.

+    Not Annualized

#    Amount is less than $.01 per share.

##   Amount is less than $1,000

(a)  Annualized

(b) The total return would have been lower, had operating expenses not been reduced.


    The accompanying notes are an integral part of the financial statements.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                  NET REALIZED
                                                                 AND UNREALIZED
                                                                 GAIN (LOSS) ON
                                      NET ASSET        NET         INVESTMENTS                    DIVIDENDS
               YEAR OR                  VALUE,     INVESTMENT     AND FOREIGN      TOTAL FROM      FROM NET     DISTRIBUTIONS
                PERIOD                BEGINNING      INCOME         CURRENCY       INVESTMENT     INVESTMENT     FROM CAPITAL
                ENDED                 OF PERIOD      (LOSS)       TRANSACTIONS     OPERATIONS       INCOME          GAINS
               -------                ---------    ----------    --------------    ----------     ----------    -------------
DIVERSIFIED BOND TRUST
  SERIES I
     6/30/2004v (Unaudited)            $ 10.86       $ 0.21         $ (0.26)        $ (0.05)       $(0.46)             --
     12/31/2003v                         10.89         0.40            0.09            0.49         (0.52)             --
     12/31/2002v                         10.59         0.53            0.24            0.77         (0.47)             --
     12/31/2001v                         10.47         0.57            0.14            0.71         (0.59)             --
     12/31/2000v                         10.82         0.66            0.34            1.00         (0.58)        $ (0.77)
     12/31/1999                          11.83         0.56           (0.46)           0.10         (0.49)          (0.62)
  SERIES II
     6/30/2004v (Unaudited)              10.84         0.19           (0.26)          (0.07)        (0.46)             --
     12/31/2003v                         10.88         0.35            0.13            0.48         (0.52)             --
     1/28/2002* to 12/31/2002v           10.62         0.44            0.29            0.73         (0.47)             --
  SERIES III
     6/30/2004v (Unaudited)              10.86         0.19           (0.25)          (0.06)        (0.47)             --
     09/05/2003* to 12/31/2003v          10.54         0.08            0.24            0.32            --              --

                                                                                                                 RATIO OF
                                                                                                                  EXPENSES
                                                       NET ASSET                  NET ASSETS     RATIO OF        TO AVERAGE
               YEAR OR                                   VALUE,                     END OF        EXPENSES       NET ASSETS
                PERIOD                    TOTAL         END OF      TOTAL           PERIOD       TO AVERAGE    AFTER EXPENSE
                ENDED                 DISTRIBUTIONS     PERIOD      RETURN         (000'S)       NET ASSETS      REDUCTIONS
               -------                -------------    ----------   ------        ----------     ----------    -------------
DIVERSIFIED BOND TRUST
  SERIES I
     6/30/2004v (Unaudited)               $(0.46)        $10.35      (0.47)%+       $264,715           0.83% (a)       0.83% (a)
     12/31/2003v                           (0.52)         10.86       4.60           296,041           0.83            0.83
     12/31/2002v                           (0.47)         10.89       7.61           329,804           0.82            0.82
     12/31/2001v                           (0.59)         10.59       7.09           286,742           0.82            0.82
     12/31/2000v                           (1.35)         10.47      10.32           212,462           0.81            0.81
     12/31/1999                            (1.11)         10.82       0.72           218,868           0.84            0.84
  SERIES II
     6/30/2004v (Unaudited)                (0.46)         10.31      (0.68)+         131,740           1.03 (a)        1.03 (a)
     12/31/2003v                           (0.52)         10.84       4.59            57,909           1.03            1.03
     1/28/2002* to 12/31/2002v             (0.47)         10.88       7.21 +          25,249           1.02 (a)        1.02 (a)
  SERIES III
     6/30/2004v (Unaudited)                (0.47)         10.33      (0.57)+               8           1.18 (a)        1.18 (a)
     09/05/2003* to 12/31/2003v               --          10.86       3.04 +               5           1.18 (a)        1.18 (a)

                                      RATIO OF NET
                                       INVESTMENT
               YEAR OR                INCOME (LOSS)   PORTFOLIO
                PERIOD                 TO AVERAGE      TURNOVER
                ENDED                   NET ASSETS     RATE ++
               -------                -------------   ---------
DIVERSIFIED BOND TRUST
  SERIES I
     6/30/2004v (Unaudited)               3.88% (a)       75%  +
     12/31/2003v                          3.69           193
     12/31/2002v                          5.03            83
     12/31/2001v                          5.40           140
     12/31/2000v                          6.50            76
     12/31/1999                           5.18           173
  SERIES II
     6/30/2004v (Unaudited)               3.62 (a)        75  +
     12/31/2003v                          3.31           193
     1/28/2002* to 12/31/2002v            4.52 (a)        83
  SERIES III
     6/30/2004v (Unaudited)               3.56 (a)        75  +
     09/05/2003* to 12/31/2003v           2.30 (a)       193


v    Net investment income has been calculated using the average shares method.

*    Commencement of operations

++ Portfolio turnover rate is calculated on the basis of the fund as a whole, without distinguishing between the classes of shares issued.

+    Not Annualized

++++ Amount is less than .01%.

(a)  Annualized

(b) The total return would have been lower, had operating expenses not been reduced.

(c) As a result of changes in generally accepted accounting principles, periodic payments made under interest rate swap agreements, previously included within interest income, have been reclassified to realized gain
     (loss) in the Statements of Operations. The effect of this reclassification was to increase (decrease) the net investment income per share by less than $(0.01) for Series I, less than $0.01 for Series II, and $0.02 for Series III, and the net investment income ratio by (0.04%) for Series I, 0.05% for Series II, and 0.23% for Series III, for the period ended June 30, 2004. For consistency, similar reclassifications have been made to prior year amounts, resulting in increases to the net investment income per share of $0.05 for Series I, $0.06 for Series II, and $0.03 for Series III, and to the net investment income ratio of 0.35% for Series I, 0.41% for Series II, and 0.75% for Series III for the year/period ended December 31, 2003; increases to the net investment income per share of less than $0.01 for Series I and $0.03 for Series II, and to the net investment income ratio of 0.03% for Series I and 0.23% for Series II for the year/period ended December 31, 2002; increases to the net investment income per share of $0.03 for Series I, and to the net investment income ratio of 0.27% for Series I for the year ended December 31, 2001; increases to the net investment income per share of less than $0.01 for Series I, and to the net investment income ratio of 0.04% for Series I for the year ended December 31, 2000; and decreases to the net investment income per share of less than $(0.01) for Series I, and to the net investment income ratio of (0.02%) for the year ended December 31, 1999.



    The accompanying notes are an integral part of the financial statements.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                  NET REALIZED
                                                                 AND UNREALIZED
                                                                 GAIN (LOSS) ON
                                      NET ASSET        NET         INVESTMENTS                    DIVIDENDS
               YEAR OR                  VALUE,     INVESTMENT     AND FOREIGN      TOTAL FROM      FROM NET     DISTRIBUTIONS
                PERIOD                BEGINNING      INCOME         CURRENCY       INVESTMENT     INVESTMENT     FROM CAPITAL
                ENDED                 OF PERIOD      (LOSS)       TRANSACTIONS     OPERATIONS       INCOME          GAINS
               -------                ---------    ----------    --------------    ----------     ----------    -------------
EQUITY INDEX TRUST
    SERIES I
     6/30/2004v (Unaudited)            $ 13.60      $  0.08         $  0.36         $  0.44        $ (0.17)            --
     12/31/2003v                         10.77         0.16            2.84            3.00          (0.17)            --
     12/31/2002v                         14.00         0.15           (3.24)          (3.09)         (0.14)            --
     12/31/2001v                         16.40         0.14           (2.14)          (2.00)         (0.16)        $(0.24)
     12/31/2000v                         18.13         0.16           (1.84)          (1.68)            --          (0.05)
     12/31/1999                          15.43         0.17            3.00            3.17          (0.17)         (0.30)
                                                                                                                 RATIO OF
                                                                                                                  EXPENSES
                                                       NET ASSET                  NET ASSETS     RATIO OF        TO AVERAGE
               YEAR OR                                   VALUE,                     END OF        EXPENSES       NET ASSETS
                PERIOD                    TOTAL         END OF      TOTAL           PERIOD       TO AVERAGE    AFTER EXPENSE
                ENDED                 DISTRIBUTIONS     PERIOD      RETURN         (000'S)       NET ASSETS      REDUCTIONS
               -------                -------------    ----------   ------        ----------     ----------    -------------
EQUITY INDEX TRUST
    SERIES I
     6/30/2004v (Unaudited)            $  (0.17)         $13.87        3.25% + (b)  $ 83,683           0.42% (a)      0.40% (a)
     12/31/2003v                          (0.17)          13.60       28.29    (b)    81,536           0.50           0.40
     12/31/2002v                          (0.14)          10.77      (22.30)   (b)    73,082           0.41           0.40
     12/31/2001v                          (0.40)          14.00      (12.26)   (b)   103,007           0.41           0.40
     12/31/2000v                          (0.05)          16.40       (9.29)   (b)   114,154           0.40           0.40
     12/31/1999                           (0.47)          18.13       20.58    (b)   114,775           0.41           0.40

                                      RATIO OF NET
                                       INVESTMENT
               YEAR OR                INCOME (LOSS)   PORTFOLIO
                PERIOD                 TO AVERAGE      TURNOVER
                ENDED                   NET ASSETS     RATE ++
               -------                -------------   ---------
EQUITY INDEX TRUST
    SERIES I
     6/30/2004v (Unaudited)               1.22% (a)       7% +
     12/31/2003v                          1.38            2
     12/31/2002v                          1.21            4
     12/31/2001v                          0.97            4
     12/31/2000v                          0.91            8
     12/31/1999                           1.17           10

v    Net investment income has been calculated using the average shares method.

*    Commencement of operations

++ Portfolio turnover rate is calculated on the basis of the fund as a whole, without distinguishing between the classes of shares issued.

+    Not Annualized

#    Amount is less than $.01 per share.

##   Amount is less than $1,000

(a)  Annualized

(b) The total return would have been lower, had operating expenses not been reduced.

    The accompanying notes are an integral part of the financial statements.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                  NET REALIZED
                                                                 AND UNREALIZED
                                                                 GAIN (LOSS) ON
                                      NET ASSET        NET         INVESTMENTS                    DIVIDENDS
               YEAR OR                  VALUE,     INVESTMENT     AND FOREIGN      TOTAL FROM      FROM NET     DISTRIBUTIONS
                PERIOD                BEGINNING      INCOME         CURRENCY       INVESTMENT     INVESTMENT     FROM CAPITAL
                ENDED                 OF PERIOD      (LOSS)       TRANSACTIONS     OPERATIONS       INCOME          GAINS
               -------                ---------    ----------    --------------    ----------     ----------    -------------
OVERSEAS TRUST
  SERIES I
     6/30/2004v (Unaudited)            $  9.57      $  0.04         $ (0.05)        $ (0.01)       $ (0.04)            --
     12/31/2003v                          6.69         0.04            2.87            2.91          (0.03)            --
     12/31/2002v                          8.56         0.03           (1.86)          (1.83)         (0.04)            --
     12/31/2001v                         11.91         0.07           (2.47)          (2.40)         (0.03)        $(0.92)
     12/31/2000v                         15.92         0.05           (2.84)          (2.79)         (0.13)         (1.09)
     12/31/1999                          11.33         0.08            4.51            4.59             --             --
  SERIES II
     6/30/2004v (Unaudited)               9.55         0.03           (0.06)          (0.03)         (0.03)            --
     12/31/2003v                          6.69         0.01            2.89            2.90          (0.04)            --
     1/28/2002* to 12/31/2002v            8.25        (0.02)          (1.50)          (1.52)         (0.04)            --
  SERIES III
     6/30/2004v (Unaudited)               9.57         0.03           (0.05)          (0.02)         (0.05)            --
     09/05/2003* to 12/31/2003v           8.24        (0.02)           1.35            1.33             --             --

                                                                                                                 RATIO OF
                                                                                                                  EXPENSES
                                                       NET ASSET                  NET ASSETS     RATIO OF        TO AVERAGE
               YEAR OR                                   VALUE,                     END OF        EXPENSES       NET ASSETS
                PERIOD                    TOTAL         END OF      TOTAL           PERIOD       TO AVERAGE    AFTER EXPENSE
                ENDED                 DISTRIBUTIONS     PERIOD      RETURN         (000'S)       NET ASSETS      REDUCTIONS
               -------                -------------    ----------   ------        ----------     ----------    -------------
OVERSEAS TRUST
  SERIES I
     6/30/2004v (Unaudited)               $(0.04)        $ 9.52       (0.17)%+      $439,228           1.13% (a)       1.13% (a)
     12/31/2003v                           (0.03)          9.57       43.83          364,179           1.13            1.13
     12/31/2002v                           (0.04)          6.69      (21.44)         298,843           1.10            1.10
     12/31/2001v                           (0.95)          8.56      (21.10)         428,911           1.10            1.10
     12/31/2000v                           (1.22)         11.91      (18.72)         488,582           1.15            1.15
     12/31/1999                               --          15.92       40.51          404,223           1.21            1.21
  SERIES II
     6/30/2004v (Unaudited)                (0.03)          9.49       (0.31)+        204,586           1.33 (a)        1.33 (a)
     12/31/2003v                           (0.04)          9.55       43.71           96,010           1.33            1.33
     1/28/2002* to 12/31/2002v             (0.04)          6.69      (18.49)+         27,680           1.30 (a)        1.30 (a)
  SERIES III
     6/30/2004v (Unaudited)                (0.05)          9.50       (0.27)+             68           1.48 (a)        1.48 (a)
     09/05/2003* to 12/31/2003v               --           9.57       16.14 +              5           1.48 (a)        1.48 (a)

                                      RATIO OF NET
                                       INVESTMENT
               YEAR OR                INCOME (LOSS)   PORTFOLIO
                PERIOD                 TO AVERAGE      TURNOVER
                ENDED                   NET ASSETS     RATE ++
               -------                -------------   ---------
OVERSEAS TRUST
  SERIES I
     6/30/2004v (Unaudited)              0.79% (a)        43%  +
     12/31/2003v                         0.51            103
     12/31/2002v                         0.37             81
     12/31/2001v                         0.76            100
     12/31/2000v                         0.40            142
     12/31/1999                          0.73            147
  SERIES II
     6/30/2004v (Unaudited)              0.69 (a)         43  +
     12/31/2003v                         0.19            103
     1/28/2002* to 12/31/2002v          (0.24)(a)         81
  SERIES III
     6/30/2004v (Unaudited)              0.57 (a)         43  +
     09/05/2003* to 12/31/2003v         (0.67)(a)        103


v    Net investment income has been calculated using the average shares method.

*    Commencement of operations

++ Portfolio turnover rate is calculated on the basis of the fund as a whole, without distinguishing between the classes of shares issued.

+    Not Annualized

#    Amount is less than $.01 per share.

##   Amount is less than $1,000

(a)  Annualized

(b) The total return would have been lower, had operating expenses not been reduced.

    The accompanying notes are an integral part of the financial statements.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                  NET REALIZED
                                                                 AND UNREALIZED
                                                                 GAIN (LOSS) ON
                                      NET ASSET        NET         INVESTMENTS                    DIVIDENDS
               YEAR OR                  VALUE,     INVESTMENT     AND FOREIGN      TOTAL FROM      FROM NET     DISTRIBUTIONS
                PERIOD                BEGINNING      INCOME         CURRENCY       INVESTMENT     INVESTMENT     FROM CAPITAL
                ENDED                 OF PERIOD      (LOSS)       TRANSACTIONS     OPERATIONS       INCOME          GAINS
               -------                ---------    ----------    --------------    ----------     ----------    -------------
SMALL COMPANY BLEND TRUST
  SERIES I
     6/30/2004v (Unaudited)            $ 11.40      $ (0.01)        $  0.05         $  0.04             --             --
     12/31/2003v                          8.16        (0.01)           3.25            3.24             --             --
     12/31/2002v                         10.98           -- #         (2.80)          (2.80)        $(0.02)            --
     12/31/2001v                         11.31         0.03           (0.30)          (0.27)            --        $ (0.06)
     12/31/2000v                         15.76           -- #         (3.11)          (3.11)            --          (1.34)
     5/01/1999* to 12/31/1999v           12.50        (0.01)           3.58            3.57             --          (0.31)
  SERIES II
     6/30/2004v (Unaudited)              11.38        (0.02)           0.05            0.03             --             --
     12/31/2003v                          8.15        (0.03)           3.26            3.23             --             --
     1/28/2002* to 12/31/2002v           10.69         0.01           (2.53)          (2.52)         (0.02)            --

                                                                                                                 RATIO OF
                                                                                                                  EXPENSES
                                                       NET ASSET                  NET ASSETS     RATIO OF        TO AVERAGE
               YEAR OR                                   VALUE,                     END OF        EXPENSES       NET ASSETS
                PERIOD                    TOTAL         END OF      TOTAL           PERIOD       TO AVERAGE    AFTER EXPENSE
                ENDED                 DISTRIBUTIONS     PERIOD      RETURN         (000'S)       NET ASSETS      REDUCTIONS
               -------                -------------    ----------   ------        ----------     ----------    -------------
SMALL COMPANY BLEND TRUST
  SERIES I
     6/30/2004v (Unaudited)                   --         $11.44        0.35% +      $140,991           1.14% (a)      1.14% (a)
     12/31/2003v                              --          11.40       39.71          150,801           1.15           1.15
     12/31/2002v                          $(0.02)          8.16      (25.55)         106,357           1.15           1.15
     12/31/2001v                           (0.06)         10.98       (2.31)         161,250           1.17           1.17
     12/31/2000v                           (1.34)         11.31      (19.74)          95,123           1.19           1.19
     5/01/1999* to 12/31/1999v             (0.31)         15.76       28.56 +         53,514           1.30 (a)       1.30 (a)
  SERIES II
     6/30/2004v (Unaudited)                   --          11.41        0.26 +         68,588           1.34 (a)       1.34 (a)
     12/31/2003v                              --          11.38       39.63           59,724           1.35           1.35
     1/28/2002* to 12/31/2002v             (0.02)          8.15      (23.63)+         16,014           1.35 (a)       1.35 (a)

                                      RATIO OF NET
                                       INVESTMENT
               YEAR OR                INCOME (LOSS)   PORTFOLIO
                PERIOD                 TO AVERAGE      TURNOVER
                ENDED                   NET ASSETS     RATE ++
               -------                -------------   ---------
SMALL COMPANY BLEND TRUST
  SERIES I
     6/30/2004v (Unaudited)               (.18)%(a)        23%  +
     12/31/2003v                         (0.08)            37
     12/31/2002v                         (0.04)            48
     12/31/2001v                          0.29             39
     12/31/2000v                         (0.01)            49
     5/01/1999* to 12/31/1999v           (0.12)(a)         28
  SERIES II
     6/30/2004v (Unaudited)              (0.37)(a)         23  +
     12/31/2003v                         (0.29)            37
     1/28/2002* to 12/31/2002v            0.12 (a)         48

v    Net investment income has been calculated using the average shares method.

*    Commencement of operations

++ Portfolio turnover rate is calculated on the basis of the fund as a whole, without distinguishing between the classes of shares issued.

+    Not Annualized

#    Amount is less than $.01 per share.

##   Amount is less than $1,000

(a)  Annualized

(b) The total return would have been lower, had operating expenses not been reduced.

    The accompanying notes are an integral part of the financial statements.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                  NET REALIZED
                                                                 AND UNREALIZED
                                                                 GAIN (LOSS) ON
                                      NET ASSET        NET         INVESTMENTS                    DIVIDENDS
               YEAR OR                  VALUE,     INVESTMENT     AND FOREIGN      TOTAL FROM      FROM NET     DISTRIBUTIONS
                PERIOD                BEGINNING      INCOME         CURRENCY       INVESTMENT     INVESTMENT     FROM CAPITAL
                ENDED                 OF PERIOD      (LOSS)       TRANSACTIONS     OPERATIONS       INCOME          GAINS
               -------                ---------    ----------    --------------    ----------     ----------    -------------
STRATEGIC GROWTH TRUST
  SERIES I
     6/30/2004v (Unaudited)            $ 10.06      $ (0.01)        $  0.09         $  0.08             --             --
     12/31/2003v                          7.93        (0.01)           2.14            2.13             --             --
     12/31/2002v                         11.02        (0.02)          (3.07)          (3.09)            --             --
     4/30/2001* to 12/31/2001v           12.50        (0.01)          (1.47)          (1.48)            --             --
  SERIES II
     6/30/2004v (Unaudited)              10.04        (0.02)           0.09            0.07             --             --
     12/31/2003v                          7.93        (0.03)           2.14            2.11             --             --
     1/28/2002* to 12/31/2002v           10.58        (0.02)          (2.63)          (2.65)            --             --
  SERIES III
     6/30/2004v (Unaudited)              10.06        (0.03)           0.11            0.08             --             --
     09/05/2003* to 12/31/2003v           9.64        (0.01)           0.43            0.42             --             --

                                                                                                                 RATIO OF
                                                                                                                  EXPENSES
                                                       NET ASSET                  NET ASSETS     RATIO OF        TO AVERAGE
               YEAR OR                                   VALUE,                     END OF        EXPENSES       NET ASSETS
                PERIOD                    TOTAL         END OF      TOTAL           PERIOD       TO AVERAGE    AFTER EXPENSE
                ENDED                 DISTRIBUTIONS     PERIOD      RETURN         (000'S)       NET ASSETS      REDUCTIONS
               -------                -------------    ----------   ------        ----------     ----------    -------------
STRATEGIC GROWTH TRUST
  SERIES I
     6/30/2004v (Unaudited)                   --         $10.14        0.80% +      $190,485           0.97% (a)      0.97% (a)
     12/31/2003v                              --          10.06       26.86          175,020           0.99           0.99
     12/31/2002v                              --           7.93      (28.04)         132,098           1.01           1.01
     4/30/2001* to 12/31/2001v                --          11.02      (11.84)+         91,393           1.10 (a)       1.10 (a)
  SERIES II
     6/30/2004v (Unaudited)                   --          10.11        0.70 +        123,862           1.17 (a)       1.17 (a)
     12/31/2003v                              --          10.04       26.61           86,609           1.19           1.19
     1/28/2002* to 12/31/2002v                --           7.93      (25.05)+         25,425           1.21 (a)       1.21 (a)
  SERIES III
     6/30/2004v (Unaudited)                   --          10.14        0.80 + (b)         34           4.95 (a)       1.32 (a)
     09/05/2003* to 12/31/2003v               --          10.06        4.36 + (b)          2          52.48 (a)       1.34 (a)

                                      RATIO OF NET
                                       INVESTMENT
               YEAR OR                INCOME (LOSS)   PORTFOLIO
                PERIOD                 TO AVERAGE      TURNOVER
                ENDED                   NET ASSETS      RATE ++
               -------                -------------   ---------
STRATEGIC GROWTH TRUST
  SERIES I
     6/30/2004v (Unaudited)             (0.24)%(a)        36%  +
     12/31/2003v                        (0.09)            77
     12/31/2002v                        (0.22)            91
     4/30/2001* to 12/31/2001v          (0.19)(a)        107
  SERIES II
     6/30/2004v (Unaudited)             (0.43)(a)         36  +
     12/31/2003v                        (0.29)            77
     1/28/2002* to 12/31/2002v          (0.23)(a)         91
  SERIES III
     6/30/2004v (Unaudited)             (0.58)(a)         36  +
     09/05/2003* to 12/31/2003v         (0.18)(a)         77


v    Net investment income has been calculated using the average shares method.

*    Commencement of operations

++ Portfolio turnover rate is calculated on the basis of the fund as a whole, without distinguishing between the classes of shares issued.

+    Not Annualized

#    Amount is less than $.01 per share.

##   Amount is less than $1,000

(a)  Annualized

(b) The total return would have been lower, had operating expenses not been reduced.


    The accompanying notes are an integral part of the financial statements.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                  NET REALIZED
                                                                 AND UNREALIZED
                                                                 GAIN (LOSS) ON
                                      NET ASSET        NET         INVESTMENTS                    DIVIDENDS
               YEAR OR                  VALUE,     INVESTMENT     AND FOREIGN      TOTAL FROM      FROM NET     DISTRIBUTIONS
                PERIOD                BEGINNING      INCOME         CURRENCY       INVESTMENT     INVESTMENT     FROM CAPITAL
                ENDED                 OF PERIOD      (LOSS)       TRANSACTIONS     OPERATIONS       INCOME          GAINS
               -------                ---------    ----------    --------------    ----------     ----------    -------------
MID CAP STOCK TRUST
  SERIES I
     6/30/2004v (Unaudited)            $ 11.87      $ (0.03)        $  1.10         $  1.07             --             --
     12/31/2003v                          8.34        (0.05)           3.58            3.53             --             --
     12/31/2002v                         10.77        (0.05)          (2.38)          (2.43)            --             --
     12/31/2001v                         12.10        (0.04)          (1.29)          (1.33)            --             --
     12/31/2000v                         12.60        (0.01)          (0.49)          (0.50)            --             --
     5/1/1999* to 12/31/1999             12.50        (0.01)           0.11            0.10             --             --
  SERIES II
     6/30/2004v (Unaudited)              11.84        (0.04)           1.10            1.06             --             --
     12/31/2003v                          8.34        (0.08)           3.58            3.50             --             --
     1/28/2002* to 12/31/2002v           10.64        (0.05)          (2.25)          (2.30)            --             --
  SERIES III
     6/30/2004v (Unaudited)              11.87        (0.05)           1.12            1.07             --             --
     09/05/2003* to 12/31/2003v          10.75        (0.04)           1.16            1.12             --             --

                                                                                                                 RATIO OF
                                                                                                                  EXPENSES
                                                       NET ASSET                  NET ASSETS     RATIO OF        TO AVERAGE
               YEAR OR                                   VALUE,                     END OF        EXPENSES       NET ASSETS
                PERIOD                    TOTAL         END OF      TOTAL           PERIOD       TO AVERAGE    AFTER EXPENSE
                ENDED                 DISTRIBUTIONS     PERIOD      RETURN         (000'S)       NET ASSETS      REDUCTIONS
               -------                -------------    ----------   ------        ----------     ----------    -------------
MID CAP STOCK TRUST
  SERIES I
     6/30/2004v (Unaudited)                   --         $12.94        9.01% +      $315,572           0.97% (a)      0.97% (a)
     12/31/2003v                              --          11.87       42.33          260,191           0.99           0.99
     12/31/2002v                              --           8.34      (22.56)         186,950           1.00           1.00
     12/31/2001v                              --          10.77      (10.99)         153,732           1.00           1.00
     12/31/2000v                              --          12.10       (3.97)         122,350           1.00           1.00
     5/1/1999* to 12/31/1999                  --          12.60        0.80 +         99,504           1.03 (a)       1.03 (a)
  SERIES II
     6/30/2004v (Unaudited)                   --          12.90        8.95 +        179,803           1.17 (a)       1.17 (a)
     12/31/2003v                              --          11.84       41.97          116,299           1.19           1.19
     1/28/2002* to 12/31/2002v                --           8.34      (21.62)+         31,611           1.20 (a)       1.20 (a)
  SERIES III
     6/30/2004v (Unaudited)                   --          12.94        9.01 + (b)         49           4.30 (a)       1.32 (a)
     09/05/2003* to 12/31/2003v               --          11.87       10.42 + (b)          6          39.49 (a)       1.34 (a)

                                      RATIO OF NET
                                       INVESTMENT
               YEAR OR                INCOME (LOSS)   PORTFOLIO
                PERIOD                 TO AVERAGE      TURNOVER
                ENDED                   NET ASSETS     RATE ++
               -------                -------------   ---------
MID CAP STOCK TRUST
  SERIES I
     6/30/2004v (Unaudited)             (0.52)%(a)        58%  +
     12/31/2003v                        (0.55)           132
     12/31/2002v                        (0.53)           128
     12/31/2001v                        (0.36)           170
     12/31/2000v                        (0.11)           300
     5/1/1999* to 12/31/1999            (0.15)(a)         36
  SERIES II
     6/30/2004v (Unaudited)             (0.71)(a)         58  +
     12/31/2003v                        (0.75)           132
     1/28/2002* to 12/31/2002v          (0.70)(a)        128
  SERIES III
     6/30/2004v (Unaudited)             (0.87)(a)         58  +
     09/05/2003* to 12/31/2003v         (1.05)(a)        132


v    Net investment income has been calculated using the average shares method.

*    Commencement of operations

++ Portfolio turnover rate is calculated on the basis of the fund as a whole, without distinguishing between the classes of shares issued.

+    Not Annualized

T The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.08% for Series I and 1.28% for Series II.

TT The portfolio turnover rate does not include the assets acquired in the merger.

(a)  Annualized

(b) The total return would have been lower, had operating expenses not been reduced.

    The accompanying notes are an integral part of the financial statements.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                  NET REALIZED
                                                                 AND UNREALIZED
                                                                 GAIN (LOSS) ON
                                      NET ASSET        NET         INVESTMENTS                    DIVIDENDS
               YEAR OR                  VALUE,     INVESTMENT     AND FOREIGN      TOTAL FROM      FROM NET     DISTRIBUTIONS
                PERIOD                BEGINNING      INCOME         CURRENCY       INVESTMENT     INVESTMENT     FROM CAPITAL
                ENDED                 OF PERIOD      (LOSS)       TRANSACTIONS     OPERATIONS       INCOME          GAINS
               -------                ---------    ----------    --------------    ----------     ----------    -------------
INTERNATIONAL VALUE TRUST
  SERIES I
     6/30/2004v (Unaudited)            $ 12.33      $  0.18         $  0.44         $  0.62         $(0.16)            --
     12/31/2003v                          8.60         0.21            3.60            3.81          (0.08)            --
     12/31/2002v                         10.54         0.14           (2.01)          (1.87)         (0.07)            --
     12/31/2001v                         12.06         0.14           (1.34)          (1.20)         (0.12)        $(0.20)
     12/31/2000v                         12.98         0.20           (1.04)          (0.84)         (0.05)         (0.03)
     5/1/1999* to 12/31/1999             12.50         0.08            0.40            0.48             --             --
  SERIES II
     6/30/2004v (Unaudited)              12.29         0.17            0.44            0.61          (0.15)            --
     12/31/2003v                          8.60         0.18            3.60            3.78          (0.09)            --
     1/28/2002* to 12/31/2002v           10.31         0.01           (1.65)          (1.64)         (0.07)            --
  SERIES III
     6/30/2004v (Unaudited)              12.33         0.16            0.46            0.62          (0.18)            --
     09/05/2003* to 12/31/2003v          10.79         0.01            1.53            1.54             --             --

                                                                                                                 RATIO OF
                                                                                                                  EXPENSES
                                                       NET ASSET                  NET ASSETS     RATIO OF        TO AVERAGE
               YEAR OR                                   VALUE,                     END OF        EXPENSES       NET ASSETS
                PERIOD                    TOTAL         END OF      TOTAL           PERIOD       TO AVERAGE    AFTER EXPENSE
                ENDED                 DISTRIBUTIONS     PERIOD      RETURN         (000'S)       NET ASSETS      REDUCTIONS
               -------                -------------    ----------   ------        ----------     ----------    -------------
INTERNATIONAL VALUE TRUST
  SERIES I
     6/30/2004v (Unaudited)               $(0.16)        $12.79        5.04% +(b)   $381,885           1.07% (a)      0.98% (a)
     12/31/2003v                           (0.08)         12.33       44.86   (b)    267,454           1.13           1.12
     12/31/2002v                           (0.07)          8.60      (17.84)         228,882           1.12           1.12
     12/31/2001v                           (0.32)         10.54       (9.97)         208,230           1.15           1.15
     12/31/2000v                           (0.08)         12.06       (6.46)         158,511           1.18           1.18
     5/1/1999* to 12/31/1999                  --          12.98        3.84  +       100,970           1.23  (a)      1.23  (a)
  SERIES II
     6/30/2004v (Unaudited)                (0.15)         12.75        4.99  +(b)    261,521           1.27  (a)      1.18  (a)
     12/31/2003v                           (0.09)         12.29       44.52   (b)    138,365           1.33           1.32
     1/28/2002* to 12/31/2002v             (0.07)          8.60      (16.00) +        50,353           1.32  (a)      1.32  (a)
  SERIES III
     6/30/2004v (Unaudited)                (0.18)         12.77        4.99  +(b)         49           1.42  (a)      1.33  (a)
     09/05/2003* to 12/31/2003v               --          12.33       14.27  +(b)          1           1.48  (a)      1.47  (a)

                                      RATIO OF NET
                                       INVESTMENT
               YEAR OR                INCOME (LOSS)   PORTFOLIO
                PERIOD                 TO AVERAGE      TURNOVER
                ENDED                   NET ASSETS      RATE ++
               -------                -------------   ---------
INTERNATIONAL VALUE TRUST
  SERIES I
     6/30/2004v (Unaudited)              2.87% (a)        12%  +
     12/31/2003v                         2.18             51
     12/31/2002v                         1.45             26
     12/31/2001v                         1.32             33
     12/31/2000v                         1.63             41
     5/1/1999* to 12/31/1999             1.27  (a)         4
  SERIES II
     6/30/2004v (Unaudited)              2.73  (a)        12   +
     12/31/2003v                         1.78             51
     1/28/2002* to 12/31/2002v           0.09  (a)        26
  SERIES III
     6/30/2004v (Unaudited)              2.61  (a)        12   +
     09/05/2003* to 12/31/2003v          0.28  (a)        51


v    Net investment income has been calculated using the average shares method.

*    Commencement of operations

++ Portfolio turnover rate is calculated on the basis of the fund as a whole, without distinguishing between the classes of shares issued.

+    Not Annualized

#    Amount is less than $.01 per share.

##   Amount is less than $1,000

(a)  Annualized

(b) The total return would have been lower, had operating expenses not been reduced.

    The accompanying notes are an integral part of the financial statements.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                  NET REALIZED
                                                                 AND UNREALIZED
                                                                 GAIN (LOSS) ON
                                      NET ASSET        NET         INVESTMENTS                    DIVIDENDS
               YEAR OR                  VALUE,     INVESTMENT     AND FOREIGN      TOTAL FROM      FROM NET     DISTRIBUTIONS
                PERIOD                BEGINNING      INCOME         CURRENCY       INVESTMENT     INVESTMENT     FROM CAPITAL
                ENDED                 OF PERIOD      (LOSS)       TRANSACTIONS     OPERATIONS       INCOME          GAINS
               -------                ---------    ----------    --------------    ----------     ----------    -------------
SMALL CAP OPPORTUNITIES TRUST
  SERIES I
     6/30/2004v (Unaudited)            $ 17.50      $  0.04         $  1.29         $  1.33         $(0.02)        $(0.30)
     5/5/2003* to 12/31/2003v            12.50         0.10            4.90            5.00             --             --
  SERIES II
     6/30/2004v (Unaudited)              17.48         0.03            1.29            1.32          (0.02)         (0.30)
     5/5/2003* to 12/31/2003v            12.50         0.02            4.96            4.98             --             --
  SERIES III
     6/30/2004v (Unaudited)              17.50         0.03            1.29            1.32          (0.03)         (0.30)
     09/05/2003* to 12/31/2003v          14.85         0.08            2.57            2.65             --             --

                                                                                                                 RATIO OF
                                                                                                                  EXPENSES
                                                       NET ASSET                  NET ASSETS     RATIO OF        TO AVERAGE
               YEAR OR                                   VALUE,                     END OF        EXPENSES       NET ASSETS
                PERIOD                    TOTAL         END OF      TOTAL           PERIOD       TO AVERAGE    AFTER EXPENSE
                ENDED                 DISTRIBUTIONS     PERIOD      RETURN         (000'S)       NET ASSETS      REDUCTIONS
               -------                -------------    ----------   ------        ----------     ----------    -------------
SMALL CAP OPPORTUNITIES TRUST
  SERIES I
     6/30/2004v (Unaudited)               $(0.32)        $18.51        7.68% +      $ 73,525           1.14% (a)      1.14% (a)
     5/5/2003* to 12/31/2003v                 --          17.50       40.00  +        35,587           1.23  (a)      1.23  (a)
  SERIES II
     6/30/2004v (Unaudited)                (0.32)         18.48        7.61  +        74,566           1.34  (a)      1.34  (a)
     5/5/2003* to 12/31/2003v                 --          17.48       39.84  +        33,352           1.43  (a)      1.43  (a)
  SERIES III
     6/30/2004v (Unaudited)                (0.33)         18.49        7.64  +            24           1.49  (a)      1.49  (a)
     09/05/2003* to 12/31/2003v               --          17.50       17.85  +             1           1.58  (a)      1.58  (a)

                                      RATIO OF NET
                                       INVESTMENT
               YEAR OR                INCOME (LOSS)   PORTFOLIO
                PERIOD                 TO AVERAGE      TURNOVER
                ENDED                   NET ASSETS     RATE ++
               -------                -------------   ---------
SMALL CAP OPPORTUNITIES TRUST
  SERIES I
     6/30/2004v (Unaudited)               0.48% (a)       45%  +
     5/5/2003* to 12/31/2003v             0.33  (a)       17
  SERIES II
     6/30/2004v (Unaudited)               0.35  (a)       45   +
     5/5/2003* to 12/31/2003v             0.23  (a)       17
  SERIES III
     6/30/2004v (Unaudited)               0.29  (a)       45   +
     09/05/2003* to 12/31/2003v           1.49  (a)       17

v    Net investment income has been calculated using the average shares method.

*    Commencement of operations

++ Portfolio turnover rate is calculated on the basis of the fund as a whole, without distinguishing between the classes of shares issued.

+    Not Annualized

#    Amount is less than $.01 per share.

##   Amount is less than $1,000

(a)  Annualized

(b) The total return would have been lower, had operating expenses not been reduced.

    The accompanying notes are an integral part of the financial statements.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                  NET REALIZED
                                                                 AND UNREALIZED
                                                                 GAIN (LOSS) ON
                                      NET ASSET        NET         INVESTMENTS                    DIVIDENDS
               YEAR OR                  VALUE,     INVESTMENT     AND FOREIGN      TOTAL FROM      FROM NET     DISTRIBUTIONS
                PERIOD                BEGINNING      INCOME         CURRENCY       INVESTMENT     INVESTMENT     FROM CAPITAL
                ENDED                 OF PERIOD      (LOSS)       TRANSACTIONS     OPERATIONS       INCOME          GAINS
               -------                ---------    ----------    --------------    ----------     ----------    -------------
U.S. GLOBAL LEADERS GROWTH TRUST
  SERIES I
     5/3/2004* to 6/30/2004v
     (Unaudited)                       $ 12.50           -- #       $  0.23         $  0.23             --             --
  SERIES II
     5/3/2004* to 6/30/2004v
     (Unaudited)                         12.50       $(0.01)           0.23           0.22              --             --

                                                                                                                 RATIO OF
                                                                                                                  EXPENSES
                                                       NET ASSET                  NET ASSETS     RATIO OF        TO AVERAGE
               YEAR OR                                   VALUE,                     END OF        EXPENSES       NET ASSETS
                PERIOD                    TOTAL         END OF      TOTAL           PERIOD       TO AVERAGE    AFTER EXPENSE
                ENDED                 DISTRIBUTIONS     PERIOD      RETURN         (000'S)       NET ASSETS      REDUCTIONS
               -------                -------------    ----------   ------        ----------     ----------    -------------
U.S. GLOBAL LEADERS GROWTH TRUST
  SERIES I
     5/3/2004* to 6/30/2004v
     (Unaudited)                              --         $12.73        1.84% + (b)  $  2,547           1.73% (a)      1.26% (a)
  SERIES II
     5/3/2004* to 6/30/2004v
     (Unaudited)                              --          12.72         1.76 + (b)     2,832           1.93  (a)      1.46  (a)

                                      RATIO OF NET
                                       INVESTMENT
               YEAR OR                INCOME (LOSS)   PORTFOLIO
                PERIOD                 TO AVERAGE      TURNOVER
                ENDED                   NET ASSETS      RATE ++
               -------                -------------   ---------
U.S. GLOBAL LEADERS GROWTH TRUST
  SERIES I
     5/3/2004* to 6/30/2004v
     (Unaudited)                         (0.15)%(a)       6% +
  SERIES II
     5/3/2004* to 6/30/2004v
     (Unaudited)                         (0.29) (a)       6  +

v    Net investment income has been calculated using the average shares method.

*    Commencement of operations

++ Portfolio turnover rate is calculated on the basis of the fund as a whole, without distinguishing between the classes of shares issued.

+    Not Annualized

#    Amount is less than $.01 per share.

##   Amount is less than $1,000

(a)  Annualized

(b) The total return would have been lower, had operating expenses not been reduced.


    The accompanying notes are an integral part of the financial statements.

                               JOHN HANCOCK TRUST

                                   PROXY CARD

      Voting pursuant to this proxy card will be as specified. If no specification is made as to an item, voting will be for such item. A separate proxy card is provided for each John Hancock Trust Portfolio in which you held shares as of December 31, 2004. Please sign, date and return all proxy cards received in the enclosed postage-paid envelope.

      PROXY CARDS MUST BE RECEIVED BY FEBRUARY 28, 2005, TO BE VOTED AT THE MEETING TO BE HELD ON MARCH 1, 2005.

[Name of Acquired Portfolio]

      THIS PROXY CARD IS SOLICITED BY THE BOARD OF TRUSTEES OF JOHN HANCOCK
TRUST.

      The undersigned hereby appoints Bruce Speca, Gordon Shone, Bob Boyda and Betsy Anne Seel, and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of John Hancock Trust (the "Trust") that the undersigned is entitled in any capacity to vote at the Special Meeting of Shareholders of the Trust to be held at 601 Congress Street, Boston, Massachusetts 02210 at 10:30 a.m. Eastern Time, on March 1, 2005, and any adjournments thereof, as indicated below and in their discretion upon such other matters as may properly come before the Meeting.

Date:       , 2005

                            PLEASE SIGN IN BOX BELOW:

      If shares are held jointly, each owner should sign. If only one signs, his or her signature will be binding. If the shareholder is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a "Partner." If the shareholder is a trust, the trustee should sign in his or her own name, indicating that he or she is a "Trustee."

                   -------------------------------------------
                     Signatures(s), Title(s), if applicable

      INDICATE YOUR VOTE BELOW BY FILLING IN THE APPROPRIATE BOXES IN THIS
              MANNER [ - ] USING BLUE OR BLACK INK OR DARK PENCIL.

                           PLEASE DO NOT USE RED INK.

                                 --------------

      This proxy card, if properly executed, will be voted in the manner directed by the shareholder. If no direction is made, this proxy card will be voted "For" all proposals. Please refer to the Proxy Statement/Prospectus for a discussion of the proposals.

                                                                                        FOR    AGAINST    ABSTAIN
1. Approval of Agreement and Plan of Reorganization providing for the
combination of the Aggressive Growth Trust into the Mid Cap Stock Trust.                [ ]      [ ]        [ ]

2. Approval of Agreement and Plan of Reorganization providing for the
combination of the Diversified Bond Trust into the Active Bond Trust.                   [ ]      [ ]        [ ]

3. Approval of Agreement and Plan of Reorganization providing for the
combination of the Equity Index Trust into the 500 Index Trust B.                       [ ]      [ ]        [ ]

4. Approval of Agreement and Plan of Reorganization providing for the
combination of the Overseas Trust into the International Value Trust.                   [ ]      [ ]        [ ]

5. Approval of Agreement and Plan of Reorganization providing for the combination of the Small Company Blend Trust into the Small Cap
Opportunities Trust.                                                                    [ ]      [ ]        [ ]

6. Approval of Agreement and Plan of Reorganization providing for the combination of the Strategic Growth Trust into the U.S. Global Leaders
 Growth Trust.                                                                          [ ]      [ ]        [ ]

Any other business that may properly come before the Meeting.

      PLEASE MARK YOUR PROXY CARD, DATE AND SIGN IT ON THE REVERSE SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                 [JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)]
                [JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK]

                            VOTING INSTRUCTIONS FORM

      Voting pursuant to these instructions will be as specified. If no specification is made as to an item, voting will be for such item. A separate voting instructions form is provided for each John Hancock Trust Portfolio in which your contract values were invested as of December 31, 2004. Please sign, date and return all voting instructions forms received in the enclosed postage-paid envelope.

      VOTING INSTRUCTIONS MUST BE RECEIVED BY FEBRUARY 28, 2005, TO BE VOTED AT THE MEETING TO BE HELD ON MARCH 1, 2005.

[Name of Acquired Portfolio]

      THESE VOTING INSTRUCTIONS ARE SOLICITED BY [JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)] [JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK] IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES OF JOHN HANCOCK TRUST.

      The undersigned hereby instructs [John Hancock Life Insurance Company (U.S.A.)] [John Hancock Life Insurance Company of New York] to vote the shares of John Hancock Trust (the "Trust") attributable to his or her variable annuity or variable life contract at the Special Meeting of Shareholders to be held at 601 Congress Street, Boston, Massachusetts 02210 at 10:30 a.m. Eastern Time, on March 1, 2005, and any adjournments thereof, as indicated below.

Date:      , 2005

                            PLEASE SIGN IN BOX BELOW:

      If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a "Partner." If the contract owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a "Trustee."

                   ------------------------------------------
                     Signatures(s), Title(s), if applicable

   INDICATE YOUR VOTE BELOW BY FILLING IN THE APPROPRIATE BOXES IN THIS MANNER
                  [ - ] USING BLUE OR BLACK INK OR DARK PENCIL.

                           PLEASE DO NOT USE RED INK.

                                 --------------

      These voting instructions, if properly executed, will be voted in the manner directed by the contract holder. If no direction is made, these voting instructions will be voted "For" all proposals. Please refer to the Proxy Statement/Prospectus for a discussion of the proposals.

                                                                                        FOR    AGAINST    ABSTAIN
1. Approval of Agreement and Plan of Reorganization providing for the
combination of the Aggressive Growth Trust into the Mid Cap Stock Trust.                [ ]      [ ]        [ ]

2. Approval of Agreement and Plan of Reorganization providing for the
combination of the Diversified Bond Trust into the Active Bond Trust.                   [ ]      [ ]        [ ]

3. Approval of Agreement and Plan of Reorganization providing for the
combination of the Equity Index Trust into the 500 Index Trust B.                       [ ]      [ ]        [ ]

4. Approval of Agreement and Plan of Reorganization providing for the
combination of the Overseas Trust into the International Value Trust.                   [ ]      [ ]        [ ]

5. Approval of Agreement and Plan of Reorganization providing for the combination of the Small Company Blend Trust into the Small Cap
Opportunities Trust.                                                                    [ ]      [ ]        [ ]

6. Approval of Agreement and Plan of Reorganization providing for the combination of the Strategic Growth Trust into the U.S. Global Leaders
Growth Trust.                                                                           [ ]      [ ]        [ ]

Any other business that may properly come before the Meeting.

      PLEASE MARK YOUR VOTING INSTRUCTIONS FORM, DATE AND SIGN IT ON THE REVERSE SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                     PART B

                            INFORMATION REQUIRED IN A
                       STATEMENT OF ADDITIONAL INFORMATION

                               JOHN HANCOCK TRUST
                   (formerly, Manufacturers Investment Trust)
                                  (the "Trust")
                               601 Congress Street
                           Boston, Massachusetts 02117

                       STATEMENT OF ADDITIONAL INFORMATION

                             DATED: JANUARY 26, 2005

         This Statement of Additional Information is available to the shareholders of the "Acquired Portfolios" listed below, each of which is a separate series of the Trust, in connection with the proposed reorganization providing for the combination of each Acquired Portfolio into its corresponding Acquiring Portfolio listed below, each also a separate series of the Trust:

ACQUIRED PORTFOLIOS                          ACQUIRING PORTFOLIOS
-------------------------                    --------------------------------
Aggressive Growth Trust                --    Mid Cap Stock Trust
Diversified Bond Trust                 --    Active Bond Trust
Equity Index Trust                     --    500 Index Trust B
Overseas Trust                         --    International Value Trust
Small Company Blend Trust              --    Small Cap Opportunities Trust
Strategic Growth Trust                 --    U.S. Global Leaders Growth Trust

         This Statement of Additional Information is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated January 27, 2005 for the Special Meeting of Shareholders of the Trust to be held on March 1, 2005. The Proxy Statement/Prospectus, which describes the proposed reorganization, may be obtained by without charge by writing to the Trust at the address above or by calling toll free (800) 344-1029. This Statement of Additional Information includes the Statement of Additional Information of the Trust dated January __, 2005.

         This Statement of Additional Information incorporates by reference the following documents (or designated portions thereof) that have been filed with the Securities and Exchange Commission (SEC):

(1) The financial statements of the Trust included in its Annual Report to Shareholders for the fiscal year ended December 31, 2003, which have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm as filed on March 4, 2004, insofar as such financial statements relate to the Acquired and Existing Acquiring Portfolios; and

(2) The financial statements of the Trust included in its Semi-Annual Report to Shareholders for the six-month period ended June 30, 2004, as filed on September 10, 2004, insofar as such financial statements relate to the Acquired and Existing Acquiring Portfolios.

         The Annual Report and the Semi-Annual Report are available upon request and without charge by calling 800-344-1029.

                                TABLE OF CONTENTS

Statement of Additional Information of the Trust dated January __, 2005.

AGGRESSIVE GROWTH TRUST, MID CAP STOCK TRUST AND JHVST MID CAP GROWTH FUND
    Pro Forma Combining Statement of Assets and
       Liabilities -- June 30, 2004 (Unaudited)
    Pro Forma Combining Statement of Operations -- For the
       Year Ended June 30, 2004 (Unaudited)
    Pro Forma Combining Schedule of Portfolio
       Investments -- June 30, 2004 (Unaudited)
    Notes to the Pro Forma Financial Statements --
       June 30, 2004 (Unaudited)

DIVERSIFIED BOND TRUST, ACTIVE BOND TRUST AND JHVST ACTIVE BOND FUND
    Pro Forma Combining Statement of Assets and
       Liabilities -- June 30, 2004 (Unaudited)
    Pro Forma Combining Statement of Operations -- For the
       Year Ended June 30, 2004 (Unaudited)
    Pro Forma Combining Schedule of Portfolio
       Investments -- June 30, 2004 (Unaudited)
    Notes to the Pro Forma Financial Statements --
       June 30, 2004 (Unaudited)

EQUITY INDEX TRUST, 500 INDEX TRUST B AND JHVST EQUITY INDEX FUND
    Pro Forma Combining Statement of Assets and
       Liabilities -- June 30, 2004 (Unaudited)
    Pro Forma Combining Statement of Operations -- For the
       Year Ended June 30, 2004 (Unaudited)
    Pro Forma Combining Schedule of Portfolio
       Investments -- June 30, 2004 (Unaudited)
    Notes to the Pro Forma Financial Statements --
       June 30, 2004 (Unaudited)

OVERSEAS TRUST AND INTERNATIONAL VALUE TRUST
    Pro Forma Combining Statement of Assets and
       Liabilities -- June 30, 2004 (Unaudited)
    Pro Forma Combining Statement of Operations -- For the
       Year Ended June 30, 2004 (Unaudited)
    Pro Forma Combining Schedule of Portfolio
       Investments -- June 30, 2004 (Unaudited)
    Notes to the Pro Forma Financial Statements --
       June 30, 2004 (Unaudited)

SMALL COMPANY BLEND TRUST AND SMALL CAP OPPORTUNITIES TRUST
    Pro Forma Combining Statement of Assets and
       Liabilities -- June 30, 2004 (Unaudited)
    Pro Forma Combining Statement of Operations -- For the
       Year Ended June 30, 2004 (Unaudited)

    Pro Forma Combining Schedule of Portfolio
       Investments -- June 30, 2004 (Unaudited)
    Notes to the Pro Forma Financial Statements --
       June 30, 2004 (Unaudited)

STRATEGIC GROWTH TRUST AND U.S. GLOBAL LEADERS GROWTH TRUST
    Pro Forma Combining Statement of Assets and
       Liabilities -- June 30, 2004 (Unaudited)
    Pro Forma Combining Statement of Operations -- For the
       Year Ended June 30, 2004 (Unaudited)
    Pro Forma Combining Schedule of Portfolio
       Investments -- June 30, 2004 (Unaudited)
    Notes to the Pro Forma Financial Statements --
       June 30, 2004 (Unaudited)

                       STATEMENT OF ADDITIONAL INFORMATION


                               JOHN HANCOCK TRUST
                   (formerly, Manufacturers Investment Trust)
                                  (the "Trust")



      This Statement of Additional Information is not a prospectus but should be read in conjunction with the Trust's Prospectuses dated January ___, 2005, which may be obtained from the Trust, 601 Congress Street, Boston, Massachusetts, 02210. The Annual Report dated December 31, 2003 and the Semi-Annual Report dated June 30, 2004 for Manufacturers Investment Trust is incorporated by reference into the Statement of Additional Information. The Annual Report and Semi-Annual Report are available upon request and without charge by calling
(800) 344-1029.



    The date of this Statement of Additional Information is January ___, 2005

                               TABLE OF CONTENTS

INVESTMENT POLICIES
       Global Allocation Trust
       Money Market Instruments
       U.S. Government and Government Agency Obligations
       Canadian and Provincial Government and Crown Agency Obligations Certificates of Deposit and Bankers' Acceptances
       Commercial Paper
       Corporate Obligations
       Repurchase Agreements
       Foreign Repurchase Agreements
       Other Instruments
       Warrants
       Reverse Repurchase Agreements
       Mortgage Securities
       Asset-Backed Securities
       Zero Coupon Securities, Deferred Interest Bond and Pay-in-Kind Bonds Loans and Other Direct Debt Instruments
       High Yield (High Risk) Domestic Corporate Debt Securities
       Brady Bonds
       Sovereign Debt Obligations
       Indexed Securities
       Hybrid Instruments
       ADRs, EDRs and GDRs
       Variable and Floating Rate Obligations
       Exchange Traded Funds
       Additional Investment Policies
       Lending Securities
       When-Issued Securities ("Forward Commitments")
       Mortgage Dollar Rolls
       Illiquid Securities
       Short Sales
       Investment In Other Investment Companies
       Loan Participations and Assignments
RISK FACTORS
   High Yield (High Risk) Securities
   Foreign Securities
HEDGING AND OTHER STRATEGIC TRANSACTIONS
   General Characteristics of Options
   General Characteristics of Futures Contracts and Options on Futures Contracts Stock Index Futures
   Options on Securities Indices and Other Financial Indices
   Yield Curve Options
   Currency Transactions
   Combined Transactions
   Swaps, Caps, Floors and Collars
   Eurodollar Instruments
   Risk Factors
   Risks of Hedging and Other Strategic Transactions Outside the United States Use of Segregated and Other Special Accounts
   Other Limitations
INVESTMENT RESTRICTIONS
   Fundamental
   Nonfundamental
   Additional Investment Restrictions
PORTFOLIO TURNOVER

MANAGEMENT OF THE TRUST
   Duties and Compensation of Trustees
   Trustee Ownership of Trust Portfolios
INVESTMENT MANAGEMENT ARRANGEMENTS
   The Advisory Agreement
   The Subadvisory Agreements
   Information Applicable to Both the Advisory Agreement and the
    Subadvisory Agreements


DISTRIBUTOR; RULE 12B-1 PLANS
PORTFOLIO BROKERAGE
PURCHASE AND REDEMPTION OF SHARES
DETERMINATION OF NET ASSET VALUE
PROCEDURES REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS
PERFORMANCE DATA
SHAREHOLDERS OF THE TRUST
HISTORY OF THE TRUST
ORGANIZATION OF THE TRUST
ADDITIONAL INFORMATION CONCERNING TAXES
REPORTS TO SHAREHOLDERS
INDEPENDENT ACCOUNTANTS
CUSTODIAN
CODE OF ETHICS
APPENDIX I - Debt Security Ratings
APPENDIX II Standard & Poor's Corporation Disclaimers
APPENDIX III - Proxy Voting Policies


   Manufacturers Investment Trust (applicable to all Portfolios)
   Allegiance Capital, Inc.
     Applicable to High Grade Bond Trust
   A I M Capital Management, Inc.
     Applicable to All Cap Growth Trust, Aggressive Growth Trust, Mid Cap Core Trust
   American Century Investment Management, Inc.
     Applicable to Small Company Trust


   Capital Guardian Trust Company
     Applicable to Small Company Blend Trust, U.S. Large Cap Trust, Income & Value Trust, Diversified Bond Trust, Overseas Equity Trust and Managed Trust



   Citigroup Asset Management(Salomon Brothers Asset Management Inc)
     Applicable to U.S. Government Securities Trust, Strategic Bond Trust, Special Value and High Yield Trust
   Davis Advisers
     Applicable to Financial Services Trust and Fundamental Value Trust



   Declaration Management & Research LLC
     Applicable to Active Bond Trust, Short-Term Bond Trust, Bond Index Trust A, Bond Index Trust B


   Deutsche Asset Management, Inc.
     Applicable to Real Estate Securities Trust, International Stock Trust and Dynamic Growth Trust
   Fidelity Management & Research Company
     Applicable to Strategic Opportunities Trust, Large Cap Growth Trust, Overseas Trust
   Franklin Advisers, Inc.
     Applicable to Emerging Small Company Trust
   Great Companies, L.L.C.
     Applicable to Great Companies - America Trust


   Independence Investment LLC
     Applicable to Growth & Income Trust II and Managed Trust


   Jennison Associates LLC
     Applicable to Capital Appreciation Trust


   John Hancock Advisers, LLC
     Applicable to Strategic Income Trust


   Kayne Anderson Rudnick Investment Management, LLC
     Applicable to Small-Mid Cap Trust
   Lazard Asset Management
     Applicable to Global Equity Select Trust and International
     Equity Select Trust
   Legg Mason Funds Management, Inc.
     Applicable to Core Equity Trust
   Lord, Abbett & Co.
     Applicable to Mid Cap Value Trust and All Cap Value Trust

   Massachusetts Financial Services Company
     Applicable to Strategic Growth Trust, Strategic Value Trust,
     Utilities Trust


   Mercury Advisors (Fund Asset Management, L.P.)
     Applicable to Large Cap Value Trust
   MFC Global Investment Management (U.S.A.) Limited
     Applicable to Pacific Rim Trust, Quantitative Equity Trust, Quantitative Mid Cap Trust, Quantitative All Cap Trust, Emerging Growth Trust,
     Money Market Trust [A, Money Market Trust B], Balanced Trust, the Index Trusts and the Lifestyle Trusts


   Morgan Stanley Investment Management(Van Kampen)
     Value Trust


   Munder Capital Management
     Applicable to Small Cap Opportunities Trust
   Navellier Management Inc.
     Applicable to Small-Mid Cap Growth Trust
   Pacific Investment Management Company
     Applicable to Global Bond Trust, Total Return Trust, Real Return Bond Trust Pzena Investment Management, LLC
     Applicable to Classic Value Trust
   Rorer Asset Management, LLC
     Applicable to Core Value Trust
   Roxbury Capital Management, LLC
     Applicable to Select Growth Trust


   SSgA Funds Management, Inc.
     Applicable to International Equity Index Trust A, International Equity Index Trust B


   Sustainable Growth Advisers, LP
     Applicable to U.S. Global Leaders Growth Trust


   T. Rowe Price Associates, Inc.
     Applicable to Science & Technology Trust, Small Company Value
     Trust, Health Sciences Trust, Blue Chip Growth Trust, Equity-Income Trust , Mid Value Trust


   Templeton Investment Counsel, Inc.
     International Value Trust, International Small Cap Trust
   UBS Global Asset Management
     Global Allocation Trust


   Wellington Management Company, LLP
     Growth & Income Trust, Investment Quality Bond Trust, Mid Cap Stock Trust and Natural Resources Trust, Small Cap Value Trust, Small Cap Emerging Growth Trust,

                               INVESTMENT POLICIES

                             GLOBAL ALLOCATION TRUST

      The following supplements the disclosure regarding the Global Allocation Trust in the Prospectus of the Trust.

            As set forth in the Prospectus, under normal market conditions, the Global Allocation Trust expects to allocate assets between fixed income securities and equity securities. The "Strategy Ranges" indicated below are the ranges within which the Global Allocation Trust generally expects to allocate its assets among the various asset classes. The Global Allocation Trust may exceed these Strategy Ranges and may modify them in the future.

ASSET CLASS STRATEGY RANGES      PERCENTAGE
U.S. Equities                    10% to 70%
Global (ex U.S.) Equities         0% to 52%
Emerging Market Equities          0% to 13%
U.S. Fixed Income                 0% to 51%
Global (ex U.S.) Fixed Income     0% to 39%
High Yield Fixed Income           0% to 13%
Emerging Market Debt              0% to 12%
Cash Equivalents                  0% to 50%

      The following discussion supplements "Investment Objectives and Policies" set forth in the Prospectus of the Trust.

MONEY MARKET INSTRUMENTS

      The Money Market Trust invests in the types of money market instruments described below. Certain of the instruments listed below may also be purchased by the other portfolios in accordance with their investment policies. In addition, certain portfolios may purchase money market instruments (and other securities as noted under each portfolio description) for temporary defensive purposes, except that the U.S. Government Securities Trust may not invest in Canadian and Provincial Government and Crown Agency Obligations.

      1. U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS

            U.S. Government Obligations. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include treasury bills, notes and bonds.

            GNMA Obligations. GNMA obligations are mortgage-backed securities guaranteed by the Government National Mortgage Association which guarantee is supported by the full faith and credit of the U.S. government.

            U.S. Agency Obligations. U.S. Government agency obligations are debt securities issued or guaranteed as to principal or interest by an agency or instrumentality of the U.S. Government pursuant to authority granted by Congress. U.S. Government agency obligations include, but are not limited to:

      -  Student Loan Marketing Association,

      -  Federal Home Loan Banks,

      -  Federal Intermediate Credit Banks and

      -  the Federal National Mortgage Association.

            U.S. Instrumentality Obligations. U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank and Farmers Home Administration.

   Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported by the right of the issuer to borrow from the U.S. Treasury or the Federal Reserve Banks, such as those issued by Federal Intermediate Credit Banks. Others, such as those issued by the Federal National Mortgage Association ("Fannie Mae"), the Federal

Home Loan Banks ("FHLBs") and the Federal Home Loan Mortgage Corporation ("Freddie Mac") are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. In addition, other obligations such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. There are also separately traded interest components of securities issued or guaranteed by the U.S. Treasury.

      No assurance can be given that the U.S. Government will provide financial support for the obligations of such U.S. Government-sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. In this document, "U.S. Government securities" refers not only to securities issued or guaranteed as to principal or interest by the U.S. Treasury but also to securities that are backed only by their own credit and not the full faith and credit of the U.S. Government.

      2. CANADIAN AND PROVINCIAL GOVERNMENT AND CROWN AGENCY OBLIGATIONS

            Canadian Government Obligations. Canadian Government obligations are debt securities issued or guaranteed as to principal or interest by the Government of Canada pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. These securities include treasury bills, notes, bonds, debentures and marketable Government of Canada loans.

            Canadian Crown Obligations. Canadian Crown agency obligations are debt securities issued or guaranteed by a Crown corporation, company or agency ("Crown agencies") pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. Certain Crown agencies are by statute agents of Her Majesty in right of Canada, and their obligations, when properly authorized, constitute direct obligations of the Government of Canada. These obligations include, but are not limited to, those issued or guaranteed by the:

      -  Export Development Corporation,

      -  Farm Credit Corporation,

      -  Federal Business Development Bank, and

      -  Canada Post Corporation.

      In addition, certain Crown agencies which are not by law agents of Her Majesty may issue obligations which by statute the Governor in Council may authorize the Minister of Finance to guarantee on behalf of the Government of Canada. Other Crown agencies which are not by law agents of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by the Government of Canada. No assurance can be given that the Government of Canada will support the obligations of Crown agencies which are not agents of Her Majesty, which it has not guaranteed, since it is not obligated to do so by law.

            Provincial Government Obligations. Provincial Government obligations are debt securities issued or guaranteed as to principal or interest by the government of any province of Canada pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. These securities include treasury bills, notes, bonds and debentures.

            Provincial Crown Agency Obligations. Provincial Crown agency obligations are debt securities issued or guaranteed by a provincial Crown corporation, company or agency ("Provincial Crown Agencies") pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. Certain provincial Crown agencies are by statute agents of Her Majesty in right of a particular province of Canada, and their obligations, when properly authorized, constitute direct obligations of such province. Other provincial Crown agencies which are not by law agents of Her Majesty in right of a particular province of Canada may issue obligations which by statute the Lieutenant Governor in Council of such province may guarantee, or may authorize the Treasurer thereof to guarantee, on behalf of the government of such province. Finally, other provincial Crown agencies which are not by law agencies of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by a provincial government. No assurance can be given that the government of any province of Canada will support the obligations of Provincial Crown Agencies which are not agents of Her Majesty and which it has not guaranteed, as it is not obligated to do so by law. Provincial Crown Agency obligations described above include, but are not limited to, those issued or guaranteed by a:

      -  provincial railway corporation,

      -  provincial hydroelectric or power commission or authority,

      -  provincial municipal financing corporation or agency, and

      -  provincial telephone commission or authority.

Any Canadian obligation acquired by the Money Market Trust will be payable in U.S. dollars.

      3. CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES

            Certificates of Deposit. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

            Bankers' Acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.

      All portfolios of the Trust may acquire obligations of foreign banks and foreign branches of U.S. banks. These obligations are not insured by the Federal Deposit Insurance Corporation.

      4. COMMERCIAL PAPER

      Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

            Variable Amount Master Demand Notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The investing (i.e., "lending") portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded. There is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time.

      A portfolio will only invest in variable amount master demand notes issued by companies which, at the date of investment, have an outstanding debt issue rated "Aaa" or "Aa" by Moody's or "AAA" or "AA" by S&P and which the applicable Subadviser has determined present minimal risk of loss to the portfolio. A Subadviser will look generally at the financial strength of the issuing company as "backing" for the note and not to any security interest or supplemental source such as a bank letter of credit. A variable amount master demand note will be valued on each day a portfolio's net asset value is determined. The net asset value will generally be equal to the face value of the note plus accrued interest unless the financial position of the issuer is such that its ability to repay the note when due is in question.

      5. CORPORATE OBLIGATIONS

      Corporate obligations include bonds and notes issued by corporations to finance long-term credit needs.

      6. REPURCHASE AGREEMENTS

      Repurchase agreements are arrangements involving the purchase of an obligation by a portfolio and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed upon price. A repurchase agreement can be viewed as a loan made by a portfolio to the seller of the obligation with such obligation serving as collateral for the seller's agreement to repay the amount borrowed with interest. Repurchase agreements permit a portfolio the opportunity to earn a return on cash that is only temporarily available. A portfolio may enter into a repurchase agreement with banks, brokers or dealers. However, a portfolio will enter into a repurchase agreement with a broker or dealer only if the broker or dealer agrees to deposit additional collateral should the value of the obligation purchased by the portfolio decrease below the resale price.

      Generally, repurchase agreements are of a short duration, often less than one week but on occasion for longer periods. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchase obligation, including the interest accrued thereon.

      The Subadvisers, on behalf of the portfolios they advise, shall engage in a repurchase agreement transactions only with those banks or broker/dealers who meet the Subadviser's quantitative and qualitative criteria regarding creditworthiness, asset size and collateralization requirements. The counterparties to a repurchase agreement transaction are limited to a:

      -  Federal Reserve System member bank,

      - primary government securities dealer reporting to the Federal Reserve Bank of New York's Market Reports Division, or

      - broker/dealer which reports U.S. Government securities positions to the Federal Reserve Board.

The Subadvisers will continuously monitor the transaction to ensure that the collateral held with respect to a repurchase agreement equals or exceeds the amount of the respective obligation.

      The risk to a portfolio in a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. If an issuer of a repurchase agreement fails to repurchase the underlying obligation, the loss to the portfolio, if any, would be the difference between the repurchase price and the underlying obligation's market value. A portfolio might also incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings are commenced with respect to the seller, realization upon the underlying obligation by the Trust might be delayed or limited.

      7. FOREIGN REPURCHASE AGREEMENTS

      Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a portfolio may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, the portfolio may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the portfolio is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets, or relating to emerging markets, may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

OTHER INSTRUMENTS

      The following discussion provides an explanation of some of the other instruments in which certain portfolios (as indicated) may invest.

1. WARRANTS

Subject to certain restrictions, each of the portfolios except the Money Market Trust and the Lifestyle Trusts may purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices and are valid for a specific period of time. Warrant prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants cease to have value if not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

2. REVERSE REPURCHASE AGREEMENTS

Each portfolio of the Trust may enter into "reverse" repurchase agreements. Under a reverse repurchase agreement, a portfolio sells a debt security and agrees to repurchase it at an agreed upon time and at an agreed upon price. The portfolio retains record ownership of the security and the right to receive interest and principal payments thereon. At an agreed upon future date, the portfolio repurchases the security by remitting the proceeds previously received, plus interest. The difference between the amount the portfolio receives for the security and the amount it pays on repurchase is payment of interest. In certain types of agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. A reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a portfolio's net asset value per share. Each portfolio will cover its repurchase agreement transactions by maintaining in a segregated custodial account cash, Treasury bills or other U.S. Government securities having an aggregate value at least equal to the amount of such commitment to repurchase including accrued interest, until payment is made.

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      3. MORTGAGE SECURITIES

            Prepayment of Mortgages. Mortgage securities differ from conventional bonds in that principal is paid over the life of the securities rather than at maturity. As a result, a portfolio which invests in mortgage securities receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When a portfolio reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is higher or lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of debt securities as a means of locking in long term interest rates.

      In addition, because the underlying mortgage loans and assets may be prepaid at any time, if a portfolio purchases mortgage securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. Conversely, if a portfolio purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected payments will reduce yield to maturity.

            Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities are similar to the fixed rate mortgage securities discussed above, except that unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. Most adjustable rate mortgage securities provide for an initial mortgage rate that is in effect for a fixed period, typically ranging from three to twelve months. Thereafter, the mortgage interest rate will reset periodically in accordance with movements in a specified published interest rate index. The amount of interest due to an adjustable rate mortgage holder is determined in accordance with movements in a specified published interest rate index by adding a pre-determined increment or "margin" to the specified interest rate index. Many adjustable rate mortgage securities reset their interest rates based on changes in:

      - one-year, three-year and five-year constant maturity Treasury Bill rates,

      -  three-month or six-month Treasury Bill rates,

      -  11th District Federal Home Loan Bank Cost of Funds,

      -  National Median Cost of Funds, or

      - one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR") and other market rates.

      During periods of increasing rates, a portfolio will not benefit from such increase to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed any maximum allowable annual or lifetime reset limits or "cap rates" for a particular mortgage. In this event, the value of the mortgage securities in a portfolio would likely decrease. During periods of declining interest rates, income to a portfolio derived from adjustable rate mortgages which remain in a mortgage pool may decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments. Also, a portfolio's net asset value could vary to the extent that current yields on adjustable rate mortgage securities held as investments are different than market yields during interim periods between coupon reset dates.

            Privately-Issued Mortgage Securities. Privately-issued mortgage securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations, as further described below. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including:

      -  mortgage bankers,

      -  commercial banks,

      -  investment banks,

      -  savings and loan associations, and

      -  special purpose subsidiaries of the foregoing.

      Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of the Government National Mortgage Association
(GNMA) or Federal Home Loan Mortgage Corporation (FHLMC), such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A portfolio which invests in mortgage securities will not limit its investments to asset-backed securities with credit enhancements.

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

            Collateralized Mortgage Obligations ("CMOs"). CMOs generally are bonds or certificates issued in multiple classes that are collateralized by or represent an interest in mortgages. CMOs may be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment banks or other similar institutions. Each class of CMOs, often referred to as a "tranche," may be issued with a specific fixed coupon rate (which may be zero) or a floating coupon rate. Each class of CMO's also has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. The general goal sought to be achieved in allocating cash flows on the underlying mortgages to the various classes of a series of CMOs is to create tranches on which the expected cash flows have a higher degree of predictability than the underlying mortgages. As a general matter, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgages. The yields on these tranches are relatively higher than on tranches with more predictable cash flows. Because of the uncertainty of the cash flows on these tranches, and the sensitivity of these transactions to changes in prepayment rates on the underlying mortgages, the market prices of and yields on these tranches tend to be highly volatile.

      CMOs purchased by the portfolios may be:

(1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government;

(2) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and the guarantee is collateralized by U.S. Government securities; or

(3) securities for which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. Government.

            STRIPS. In addition to the U.S. Government securities discussed above, certain portfolios may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

            Stripped Mortgage Securities. Stripped mortgage securities are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which the portfolios invest. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities may be illiquid and, together with any other illiquid investments, will not exceed 15% of a portfolio's net assets. See " Other Investment Policies. - Illiquid Securities".

      Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal only or "PO" class). The yield to maturity on an IO class is extremely sensitive to changes in prevailing interest rates and the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on an investing portfolio's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, such portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated highly.

      As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage securities described in the Prospectus and Statement of Additional Information, like other debt instruments, will tend to move in the opposite direction to interest rates. Accordingly, the Trust believes that investing in IOs, in conjunction with the other mortgage securities described in the Prospectus and SAI, will contribute to a portfolio's relatively stable net asset value.

      In addition to the stripped mortgage securities described above, each of the Strategic Bond, High Yield Trust and Value Trust may invest in similar securities such as Super principal only and Levered interest only which are more volatile than POs and IOs. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks associated with Levered IOs and IOettes are similar in nature to those associated with IOs. The Strategic Bond Trust may also invest in other similar instruments developed in the future that are deemed consistent with the investment objectives, policies and restrictions of the portfolio.

      Under the Internal Revenue Code of 1986, as amended (the "Code"), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the portfolio.

            Inverse Floaters. Each of the Strategic Bond Trust, High Yield Trust and Value Trust may invest in inverse floaters. Inverse floaters may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which the portfolio invests (with the exception of stripped mortgage securities and there is a risk that the market value will vary from the amortized cost). Although inverse floaters are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, inverse floaters may be illiquid together with any other illiquid investments, will not exceed 15% of a portfolio's net assets. See "Other Investment Policies
- Illiquid Securities".

      Inverse floaters are derivative mortgage securities which are structured as a class of security that receives distributions on a pool of mortgage assets. Yields on inverse floaters move in the opposite direction of short-term interest rates and at an accelerated rate.

      Types of Credit Support. Mortgage securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the impact of an obligor's failure to make payments on underlying assets, mortgage securities may contain elements of credit support. A discussion of credit support is described below under "Asset-Backed Securities."

      4. ASSET-BACKED SECURITIES

      The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose corporations, automobile and credit card receivables are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the CMO structure.

      Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans. As a result, investment in these securities should be subject to less volatility than mortgage securities. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the portfolio must reinvest the prepaid amounts in securities with the prevailing interest rates at the time. Therefore, a portfolio's ability to maintain an investment including high-yielding asset-backed securities will be affected adversely to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. A portfolio will only invest in asset-backed securities rated, at the time of purchase, AA or better by S&P or Aa or better by Moody's (in the case of the Strategic Bond Trust BBB or better by S&P or Baa or better by Moody's) or that the Subadviser believes are of comparable quality.

      As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany asset-backed securities, see "Types of Credit Support" below. A portfolio will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and will not be considered illiquid securities for the purposes of the investment restriction on illiquid securities under "Additional Investment Policies" below.

            Types of Credit Support. To lessen the impact of an obligor's failure to make payments on underlying assets, mortgage securities and asset-backed securities may contain elements of credit support. Such credit support falls into two categories:

      -  liquidity protection, and

      -  default protection

Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool of assets occurs in a timely fashion. Default protection provides against losses resulting from ultimate default and enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

      Some examples of credit support include:

      - "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class),

      - creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses), and

      - "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees).

      The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or default protection are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of these securities could be reduced in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experienced on the underlying pool of assets is better than expected.

      The degree of credit support provided for each issue is generally based on historical information concerning the level of credit risk associated with the underlying assets. Delinquency or loss greater than anticipated could adversely affect the return on an investment in mortgage securities or asset-backed securities.

      5. ZERO COUPON SECURITIES, DEFERRED INTEREST BONDS AND PAY-IN-KIND BONDS

      Zero coupon securities, deferred interest bonds and pay-in-kind bonds involve special risk considerations. Zero coupon securities and deferred interest bonds are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. When a zero coupon security or a deferred interest bond is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding these securities until maturity know at the time of their investment what the return on their investment will be. The portfolios also may purchase pay-in-kind bonds. Pay-in-kind bonds are bonds that pay all or a portion of their interest in the form of debt or equity securities.

      Zero coupon securities, deferred interest bonds and pay-in-kind bonds are subject to greater price fluctuations in response to changes in interest rates than ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and deferred interest bonds usually appreciate during periods of declining interest rates and usually depreciates during periods of rising interest rates.

            Issuers of Zero Coupon Securities and Pay-In-Kind Bonds. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities and pay-in-kind bonds are generally not traded on a national securities exchange, these securities are widely traded by brokers and dealers and, to the extent they are widely traded, will not be considered illiquid for the purposes of the investment restriction under "Additional Investment Policies" below.

            Tax Considerations. Current Federal income tax law requires the holder of a zero coupon security or certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income and excise taxes, a portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

      6. LOANS AND OTHER DIRECT DEBT INSTRUMENTS

      Each portfolio may invest in loans and other direct debt instruments to the extent authorized by its investment policies. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a portfolio supply additional cash to a borrower on demand.

      7. HIGH YIELD (HIGH RISK) DOMESTIC CORPORATE DEBT SECURITIES

      High yield U.S. corporate debt securities in which the portfolios may invest include bonds, debentures, notes, bank loans, credit-linked notes and commercial paper. Most of these debt securities will bear interest at fixed rates except bank loans, which usually have floating rates. The portfolios may also invest in bonds with variable rates of interest or debt securities which involve equity features, such as equity warrants or convertible outright and participation features (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

      The market for high yield U.S. corporate debt securities has undergone significant changes since it was first established. Issuers in the U.S. high yield market originally consisted primarily of growing small capitalization companies and larger capitalization companies whose credit quality had declined from investment grade. During the mid-1980s, participants in the U.S. high yield market issued high yield securities principally in connection with leveraged buyouts and other leveraged recapitalizations. In late 1989 and 1990, the volume of new issues of high yield U.S. corporate debt declined significantly and liquidity in the market decreased. Since early 1991, the volume of new issues of high yield U.S. corporate debt securities has increased substantially and secondary market liquidity has improved. During the same periods, the U.S. high yield debt market exhibited strong returns, and it continues to be an attractive market in terms of yield and yield spread over U.S. Treasury securities. Currently, most new offerings of U.S. high yield securities are being issued to refinance higher coupon debt and to raise funds for general corporate purposes as well as to provide financing in connection with leveraged transactions.

      8. BRADY BONDS

      Brady Bonds are debt securities issued under the framework of the "Brady Plan," an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, involves the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds issued to date generally have maturities between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. In addition to Brady Bonds, the portfolios may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan.

      Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included:

      - the exchange of outstanding commercial bank debt for bonds issued at 100% of face value which carry a below-market stated rate of interest (generally known as par bonds),

      - bonds issued at a discount from face value (generally known as discount bonds),

      -  bonds bearing an interest rate which increases over time, and

      - bonds issued in exchange for the advancement of new money by existing lenders.

Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semi-annually at a rate equal to 13/16 of one percent above the current six-month LIBOR rate. Regardless of the stated face amount and interest rate of the various types of Brady Bonds, the portfolios will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase.

      Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund (the "IMF"), the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments, with the balance of the interest accruals being uncollateralized.

      The portfolios may purchase Brady Bonds with no or limited collateralization, and must rely for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

      Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transactional securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which the portfolios invest are likely to be acquired at a discount.

      9. SOVEREIGN DEBT OBLIGATIONS

      Each portfolio may invest in sovereign debt obligations to the extent authorized by its investment polices. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loan or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

      10. INDEXED SECURITIES

      Each portfolio may invest in indexed securities to the extent authorized by its investment policies. Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

      Currency indexed securities typically are short term to intermediate term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities. Currency indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

      The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

      11. HYBRID INSTRUMENTS

Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument ("Hybrid Instruments").

            Characteristics of Hybrid Instruments. Generally, a Hybrid Instrument is a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to the following:

      - prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, "Underlying Assets") or

      - an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks").

      Hybrid Instruments may take a variety of forms, including, but not limited to:

      - debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time,

      - preferred stock with dividend rates determined by reference to the value of a currency, or

      - convertible securities with the conversion terms related to a particular commodity.

Uses of Hybrid Instruments. Hybrid Instruments provide an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions.

      One approach is to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the investing portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly.

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      The purpose of this type of arrangement, known as a structured security with an embedded put option, is to give the portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that such a strategy will be successful and the value of the portfolio may decline; for example, if interest rates may not move as anticipated or credit problems could develop with the issuer of the Hybrid Instrument.

Risks of Investing in Hybrid Instruments. The risks of investing in Hybrid Instruments are a combination of the risks of investing in securities, options, futures and currencies. Therefore, an investment in a Hybrid Instrument may include significant risks not associated with a similar investment in a traditional debt instrument with a fixed principal amount, is denominated in U.S. dollars, or that bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. These risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and that may not be readily foreseen by the purchaser. Such factors include economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. See " Hedging and Other Strategic Transactions" below for a description of certain risks associated with investments in futures, options, and forward contracts.

Volatility. Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Leverage Risk. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates, but bear an increased risk of principal loss (or gain). For example, an increased risk of principal loss (or gain) may result if "leverage" is used to structure a Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss, as well as the potential for gain.

            Liquidity Risk. Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor. Therefore, the number of investors that would be willing and able to buy such instruments in the secondary market may be smaller than for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between a portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counter party or issuer of the Hybrid Instrument would be an additional risk factor which the portfolio would have to consider and monitor.

            Lack of US Regulation. Hybrid Instruments may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission ("SEC"), which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

      The various risks discussed above with respect to Hybrid Instruments particularly the market risk of such instruments, may cause significant fluctuations in the net asset value of a portfolio.

      12. ADRS, EDRS AND GDRS

Securities of foreign issuers may include American Depository Receipts, European Depository Receipts and Global Depository Receipts ("ADRs," "EDRs" and "GDRs," respectively). Depository Receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

ADRs are U.S. dollar-denominated securities backed by foreign securities deposited in a U.S. securities depository. ADRs are created for trading in the U.S. markets. The value of an ADR will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise involve risks associated with investing in foreign securities.

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Securities of foreign issuers also include EDRs and GDRs, which are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

      13. VARIABLE AND FLOATING RATE OBLIGATIONS

Certain of the portfolios may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates of Treasury Bonds or Bill or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the portfolio on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the portfolio is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the portfolio through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

      14. EXCHANGE TRADED FUNDS

Certain of the Trust portfolios may invest in exchange traded funds ("ETFs"). These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees which increase their costs.

ADDITIONAL INVESTMENT POLICES

      The following provides a more detailed explanation of some of the investment policies of the portfolios.

1. LENDING SECURITIES

Each portfolio may lend its securities so long as its loans of securities do not represent in excess of 33 1/3% of such portfolio's total assets. This lending limitation is a fundamental restriction which may not be changed without shareholder approval. The procedure for lending securities is for the borrower to give the lending portfolio collateral consisting of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The lending portfolio may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower which has delivered cash equivalent collateral.

The Trust anticipates that securities will be loaned only under the following conditions:

(1) the borrower must furnish collateral equal at all times to the market value of the securities loaned and the borrower must agree to increase the collateral on a daily basis if the securities loaned increase in value;

(2) the loan must be made in accordance with New York Stock Exchange rules, which presently require the borrower, after notice, to redeliver the securities within five business days; and

(3) the portfolio making the loan may pay reasonable service, placement, custodian or other fees in connection with loans of securities and share a portion of the interest from these investments with the borrower of the securities.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

2. WHEN-ISSUED SECURITIES ("FORWARD COMMITMENTS")

In order to help ensure the availability of suitable securities, each of the portfolios may purchase debt or equity securities on a "when-issued" or on a "forward delivery" basis. Purchasing securities on a when-issued or forward delivery basis means that the obligations will be delivered to the portfolio at a future date, which may be one month or longer after the date of the commitment ("forward commitments"). Except as may be imposed by these factors, there is no limit on the percent of a portfolio's total assets that may be committed to such transactions.

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Under normal circumstances, a portfolio purchasing securities on a when-issued or forward delivery basis will take delivery of the securities, but the portfolio may, if deemed advisable, sell the securities before the settlement date. In general, a portfolio does not pay for the securities, or start earning interest on them, until the obligations are scheduled to be settled. The portfolio does, however, record the transaction and reflect the value each day of the securities in determining its net asset value. At the time of delivery, the value of when-issued or forward delivery securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction. While awaiting delivery of the obligations purchased on such bases, a portfolio will maintain on its records liquid assets consisting of cash or high quality debt securities equal to the amount of the commitments to purchase when-issued or forward delivery securities. The availability of liquid assets for this purpose and the effect of asset segregation on a portfolio's ability to meet its current obligations, to honor requests for redemption, and to otherwise manage its investment portfolio will limit the extent to which the portfolio may purchase when-issued or forward delivery securities.

3. MORTGAGE DOLLAR ROLLS

Each portfolio of the Trust (except the Money Market Trust and the Lifestyle Trusts) may enter into mortgage dollar rolls. Under a mortgage dollar roll, a portfolio sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar securities (of the same type, coupon and maturity) securities on a specified future date. During the roll period, the portfolio forgoes principal and interest paid on the mortgage-backed securities. A portfolio is compensated by the difference between the current sale price and the lower forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. A portfolio may also be compensated by receipt of a commitment fee. A portfolio may only enter into "covered rolls". A covered roll is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction or for which the portfolio maintains on its records liquid assets having an aggregate value at least equal to the amount of such commitment to repurchase. Dollar roll transactions involve the risk that the market value of the securities sold by the portfolio may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a portfolio's net asset value per share, each portfolio will cover the mortgage dollar roll transaction as described above.

4. ILLIQUID SECURITIES

Each of the portfolios, except the Money Market Trust, may not invest more than 15% of its net assets in securities that are not readily marketable ("illiquid securities"). The Money Market Trust may not invest more than 10% of its net assets in illiquid securities. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a portfolio may be forced to sell them at a discount from the last offer price.

Rule 144A Securities are Excluded from the Limitation on Illiquid Securities. Securities that are restricted as to resale but for which a ready market is available pursuant to an exemption provided by Rule 144A of the Securities Act of 1933 ("1933 Act") or other exemptions from the registration requirements of the 1933 Act may be excluded from the 10% and 15% limitations on illiquid securities. The Subadvisers decide, subject to the Trustees' oversight, whether securities sold according to Rule 144A are readily marketable for purposes of the Trust's investment restriction. The Subadvisers will also monitor the liquidity of Rule 144A securities held by the portfolios for which they are responsible. To the extent that Rule 144A securities held by a portfolio should become illiquid because of a lack of interest on the part of qualified institutional investors, the overall liquidity of the portfolio could be adversely affected.

Section 4(2) Commercial Paper is Excluded from the Limitation on Illiquid Securities. The Money Market Trust may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to the disposition under Federal securities law, and is generally sold to institutional investors, such as the Trust, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be made in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Money Market Trust through or with the assistance of the issuer or investment dealers who make a market in
Section 4(2) commercial paper, thus providing liquidity. The Money Market Trust's Subadviser believes that Section 4(2) commercial paper meets its criteria for liquidity and is quite liquid. The Money Market Trust intends, therefore, to treat Section 4(2) commercial paper as liquid and not subject to the investment limitation applicable to illiquid securities. The Money Market Trust's Subadviser will monitor the liquidity of 4(2) commercial paper held by the Money Market Trust, subject to the Trustees' oversight.

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

      5. SHORT SALES

Certain of the portfolios may make short sales of securities or maintain a short position, provided that at all times when a short position is open the portfolio owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale "against-the-box").

Certain of the portfolios may also sell a security it does not own in anticipation of a decline in the market value of that security (a "short sale"). To complete such a transaction, the portfolio must borrow the security to make delivery to the buyer. The portfolio is then obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the portfolio. Until the security is replaced, the portfolio is required to pay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the portfolio replaces a borrowed security, the portfolio will segregate with its custodian cash or other liquid assets at such a level that (i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the portfolio replaced the borrowed security. The portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the portfolio may be required to pay in connection with a short sale.

      6. INVESTMENT IN OTHER INVESTMENT COMPANIES

Certain of the portfolios may invest in shares of closed-end investment companies, unit investment trusts, and open-end investment companies. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company-level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in certain types of investment companies, such as closed end investment companies, issue a fixed number of shares that trade on a stock exchange or may involve the payment of substantial premiums above the value of such investment companies' portfolio securities when traded over-the-counter or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market.

The extent to which a portfolio can invest in securities of other investment companies is limited by federal securities laws.

      7. LOAN PARTICIPATIONS AND ASSIGNMENTS

Certain of the portfolios may invest in loan participation or assignments. Loan participations are loans or other direct debt instruments which are interests in amounts owned by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties. A portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, a portfolio generally will have no right to enforce compliance by the borrower with the term of the loan agreement relating to loan, nor any rights of set-off against the borrower, and a portfolio may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When a portfolio purchases assignments from lenders it will acquire direct rights against the borrower on the loan. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligation acquired by a portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Investments in loan participations and assignments present the possibility that a portfolio could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, a portfolio could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The portfolios anticipate that such securities could be sold only to a limited number of institutional investors. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.

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                                  RISK FACTORS

HIGH YIELD (HIGH RISK) SECURITIES

The following discussion supplements the disclosure regarding the risks of investing in non-investment grade securities.

GENERAL. Certain of the portfolios may invest in high yield (high risk) securities. High yield securities are those rated below investment grade and comparable unrated securities. These securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, securities rated below investment grade also have greater risks than higher rated securities as described below.

Interest Rate Risk. To the extent a portfolio invests primarily in fixed-income securities, the net asset value of the portfolio's shares can be expected to change as general levels of interest rates fluctuate. However, the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors (such as developments relating to a specific issuer) when interest rates decline, the value of a fixed-income portfolio generally rise. Conversely, when interest rates rise, the value of a fixed-income portfolio will decline.

Liquidity. The secondary markets for high yield corporate and sovereign debt securities are not as liquid as the secondary markets for investment grade securities. The secondary markets for high yield debt securities are concentrated in relatively few market makers and participants are mostly institutional investors. In addition, the trading volume for high yield debt securities is generally lower than for investment grade securities. Furthermore, the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer.

These factors may have an adverse effect on the ability of portfolios investing in high yield securities to dispose of particular portfolio investments. These factors also may limit the portfolios from obtaining accurate market quotations to value securities and calculate net asset value. If a portfolio investing in high yield debt securities is not able to obtain precise or accurate market quotations for a particular security, it will be more difficult for the Trustees to value that portfolio's investments. Therefore the Trustees may have to use a greater degree of judgment in making such valuations.

Less liquid secondary markets may also affect a portfolio's ability to sell securities at their fair value. Each portfolio may invest up to 15% (10% in the case of the Money Market Trust) of its net assets, measured at the time of investment, in illiquid securities. These securities may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a portfolio's assets invested in illiquid securities may increase.

NON-INVESTMENT GRADE CORPORATE DEBT SECURITIES. While the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of non-investment grade corporate debt securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities.

In addition, these securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

NON-INVESTMENT GRADE FOREIGN SOVEREIGN DEBT SECURITIES. Investing in non-investment grade foreign sovereign debt securities will expose portfolios to the consequences of political, social or economic changes in the developing and emerging market countries that issue the securities. The ability and willingness of sovereign obligors in these countries to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Developing and emerging market countries have historically experienced (and may continue to experience) high inflation and interest rates, exchange rate trade difficulties, extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability.

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The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by:

      -  the obligor's balance of payments, including export performance,

      -  the obligor's access to international credits and investments,

      -  fluctuations in interest rates, and

      -  the extent of the obligor's foreign reserves.

Obligor's Balance of Payments. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

Obligor's Access to International Credits and Investments. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure in any of these efforts may result in the cancellation of these third parties' lending commitments, thereby further impairing the obligor's ability or willingness to service its debts on time.

Obligor's Fluctuations in Interest Rates. The cost of servicing external debt is generally adversely affected by rising international interest rates since many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

Obligor's Foreign Reserves. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

The Consequences of a Default. As a result of the previously listed factors, a governmental obligor may default on its obligations. If a default occurs, the portfolio holding foreign sovereign debt securities may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of the foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations. This difficulty has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things:

      - reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and

      -  obtaining new credit to finance interest payments.

Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the portfolios may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a portfolio's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

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Securities in the Lowest Rating Categories. Certain debt securities in which the portfolios may invest may have (or be considered comparable to securities having) the lowest ratings for non-subordinated debt instruments assigned by Moody's or Standard & Poor's. These securities are rated Caa or lower by Moody's or CCC or lower by Standard & Poor's. These securities are considered to have the following characteristics:

      - extremely poor prospects of ever attaining any real investment standing,

      -  current identifiable vulnerability to default,

      - unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions,

      - are speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations, and/or

      -  are default or not current in the payment of interest or principal.

Accordingly, it is possible that these types of characteristics could, in certain instances, reduce the value of securities held by a portfolio with a commensurate effect on the value of the portfolio's shares.

FOREIGN SECURITIES

The following discussion supplements the disclosure regarding the risks of investing in foreign securities in the Prospectus.

Different Accounting and Reporting Requirements. There may be less publicly available information about a foreign issuer than a domestic issuer. Foreign issuers, including foreign branches of U.S. banks, are subject to different accounting and reporting requirements. These requirements are generally less extensive than the requirements in the U.S.

Liquidity. Foreign stock markets (other than Japan) have substantially less volume than the U.S. exchanges. Securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers.

Less Government Regulation. Foreign exchanges, broker-dealers and issuers frequently have less governmental regulation than comparable entities in the United States. In addition, brokerage costs for foreign issuers may be higher than those for U.S. issuers.

Political Instability; Nationalization. Investments in foreign companies may be subject to the possibility of :

      -  nationalization of the foreign company,

      -  withholding of dividends at the source,

      -  expropriation or confiscatory taxation,

      -  currency blockage,

      -  political or economic instability, and/or

      - diplomatic developments that could adversely affect the value of those investments.

Clearance and Settlement Procedures. Foreign markets, especially emerging markets, may have different clearance and settlement procedures. In certain emerging markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a portfolio is uninvested and no return is earned on these assets. The inability of a portfolio to make intended security purchases due to settlement problems could cause the portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a portfolio due to subsequent declines in value of the portfolio securities or, if the portfolio has entered into a contract to sell the security, possible liability to the purchaser.

Enforcement of Judgment in the Case of Default. In the event of a default on any foreign obligation, it may be difficult for the investing portfolios to obtain or to enforce a judgment against the foreign issuer.

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                    HEDGING AND OTHER STRATEGIC TRANSACTIONS

      The following discussion supplements "Hedging and Other Strategic Transactions" set forth in the Prospectus of the Trust.

      As described in the Prospectus, an individual portfolio may be authorized to use a variety of investment strategies. Strategies described below will be used primarily for hedging purposes, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements), and managing the effective maturity or duration of debt instruments held by the portfolios (such investment strategies and transactions are referred to as "Hedging and Other Strategic Transactions"). These strategies may also be used to gain exposure to a particular securities market. The description in the Prospectus of each portfolio indicates which, if any, of these types of transactions may be used by the portfolios.

      A detailed discussion of Hedging and Other Strategic Transactions follows. No portfolio that is authorized to use any of these investment strategies will be obligated to pursue any of the strategies and no portfolio makes any representation as to the availability of these techniques at this time or at any time in the future. In addition, a portfolio's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the CFTC thereunder and U.S. Federal income tax considerations.

GENERAL CHARACTERISTICS OF OPTIONS

      Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging and Other Strategic Transactions involving options require segregation of portfolio assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

      Put Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell (and the writer the obligation to buy) the underlying security, commodity, index, currency or other instrument at the exercise price. A portfolio's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the portfolio the right to sell the instrument at the option exercise price.

      If and to the extent authorized to do so, a portfolio may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. A portfolio will not sell put options if, as a result, more than 50% of the portfolio's assets would be required to be segregated to cover its potential obligations under put options other than those with respect to futures contracts.

            Risk of Selling Put Options. In selling put options, a portfolio faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

      Call Options. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A portfolio's purchase of a call option on an underlying instrument might be intended to protect the portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration.

            Partial Hedge or Income to the Portfolio. If a portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the portfolio or will increase the portfolio's income. Similarly, the sale of put options can also provide portfolio gains.

            Covering of Options. All call options sold by a portfolio must be "covered" (that is, the portfolio must own the securities or futures contract subject to the call or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding).

            Risk of Selling Call Options. Even though a portfolio will receive the option premium to help protect it against loss, a call option sold by the portfolio will expose the portfolio during the term of the option to possible loss of the opportunity to sell the underlying security or instrument with a gain.

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      Exchange-listed Options. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

      OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" at the time the option is exercised. "In-the-money" means the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

      A portfolio's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are:

      -  insufficient trading interest in certain options,

      -  restrictions on transactions imposed by an exchange,

      - trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits,

      -  interruption of the normal operations of the OCC or an exchange,

      - inadequacy of the facilities of an exchange or the OCC to handle current trading volume, or

      - a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

      The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

      OTC Options. Over-the-counter ("OTC") options are purchased from or sold to counterparties such as securities dealers, financial institutions through direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any portfolio authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

      Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Subadviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A portfolio will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Subadviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a portfolio and the amount of the portfolio's obligation pursuant to an OTC option sold by the portfolio (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

      Types of Options That May Be Purchased. If and to the extent authorized to do so, a portfolio may purchase and sell call options on securities indices, currencies, and futures contracts, as well as and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets.

      Each portfolio reserves the right to invest in options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the portfolio's investment objective and the restrictions set forth herein.

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GENERAL CHARACTERISTICS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

      If and to the extent authorized to do so, a portfolio may trade financial futures contracts (including stock index futures contracts which are described below) or purchase or sell put and call options on those contracts for the following purposes:

      - as a hedge against anticipated interest rate, currency or market changes,

      -  for duration management,

      -  for risk management purposes,

      -  to gain exposure to a securities market.

Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

      Use Will Be Consistent with Applicable Regulatory Requirements. A portfolio's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular with the rules and regulations of the CFTC and will be entered into primarily for bona fide hedging, risk management (including duration management) or to attempt to increase income or gains.

      Margin. Maintaining a futures contract or selling an option on a futures contract will typically require a portfolio to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a portfolio. If a portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position.

      Settlement. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

      Value of Futures Contracts Sold by a Portfolio. The value of all futures contracts sold by a portfolio (adjusted for the historical volatility relationship between such portfolio and the contracts) will not exceed the total market value of the portfolio's securities.

STOCK INDEX FUTURES

      Definition. A stock index futures contract (an "Index Future") is a contract to buy a certain number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index.

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Uses of Index Futures. Below are some examples of how Index Futures may be used:

      - In connection with a portfolio's investment in common stocks, a portfolio may invest in Index Futures while the Subadviser seeks favorable terms from brokers to effect transactions in common stocks selected for purchase.

      - A portfolio may also invest in Index Futures when a subadviser believes that there are not enough attractive common stocks available to maintain the standards of diversity and liquidity set for the portfolio's pending investment in such stocks when they do become available.

      - Through the use of Index Futures, a portfolio may maintain a pool of assets with diversified risk without incurring the substantial brokerage costs which may be associated with investment in multiple issuers. This may permit a portfolio to avoid potential market and liquidity problems (e.g., driving up or forcing down the price by quickly purchasing or selling shares of a portfolio security) which may result from increases or decreases in positions already held by a portfolio.

      - A portfolio may also invest in Index Futures in order to hedge its equity positions.

Hedging and Other Strategic Transactions involving futures contracts and options on futures contracts will be purchased, sold or entered into primarily for bona fide hedging, risk management or appropriate portfolio management purposes including gaining exposure to a particular securities market. None of the portfolios will act as a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC).

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

      If and to the extent authorized to do so, a portfolio may purchase and sell call and put options on securities indices and other financial indices ("Options on Financial Indices"). In so doing, the portfolio can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments.

      Description of Options on Financial Indices. Options on Financial Indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, Options on Financial Indices settle by cash settlement. Cash settlement means that the holder has the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call (or is less than, in the case of a put) the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case for options on securities. In the case of an OTC option, physical delivery may be used instead of cash settlement.

YIELD CURVE OPTIONS

      Certain of the portfolios may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contract to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

      Yield curve options may be used for the same purposes as other options on securities. Specifically, a portfolio may purchase or write such options for hedging purposes. For example, a portfolio may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The portfolio may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the subadviser, the portfolio will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by a portfolio will be "covered." A call (or put) option is covered if the portfolio holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the portfolio's net liability under the two options. Therefore, a portfolio's liability for such a covered option is generally limited to the difference between the amount of the portfolio's liability under the option written by the portfolio less the value of the option held by the portfolio.

Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter.

CURRENCY TRANSACTIONS

      If and to the extent authorized to do so, a portfolio may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include:

      -  forward currency contracts,

      -  exchange-listed currency futures contracts and options thereon,

      -  exchange-listed and OTC options on currencies, and

      -  currency swaps.

A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars." A portfolio may enter into currency transactions only with counterparties that are deemed creditworthy by the subadviser.

      A portfolio's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and similar purposes, including transaction hedging, position hedging, cross hedging and proxy hedging. A portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuation from one country to another. A portfolio will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the portfolio that are denominated, exposed to or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

      Transaction Hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a portfolio, which will generally arise in connection with the purchase or sale of the portfolio's securities or the receipt of income from them.

      Position Hedging. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency.

      Cross Hedging. A portfolio may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the portfolio has or in which the portfolio expects to have exposure.

      Proxy Hedging. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which a portfolio's holdings are exposed is generally difficult to hedge or specifically difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a portfolio's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the portfolio's securities denominated in linked currencies.

      Risk of Currency Transactions. Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Risk Factors." If a portfolio enters into a currency hedging transaction, the portfolio will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts."

COMBINED TRANSACTIONS

      To the extent authorized to do so, a portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although a portfolio will normally enter into combined transactions to reduce risk or otherwise more

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effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the portfolio's objective.

SWAPS, CAPS, FLOORS AND COLLARS

      Among the Hedging and Other Strategic Transactions into which a portfolio may be authorized to enter are (a) interest rate, currency and index swaps and
(b) the purchase or sale of related caps, floors and collars and other derivatives. A portfolio will enter into these transactions primarily:

      - to preserve a return or spread on a particular investment or portion of its portfolio,

      -  to protect against currency fluctuations,

      - to protect against any increase in the price of securities a portfolio anticipates purchasing at a later date, or

      -  as a duration management technique.

A portfolio will use these transactions primarily for hedging purposes and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the portfolio may be obligated to pay.

   Swaps are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the portfolio than if the portfolio had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

   For purposes of applying each portfolio's investment policies and restrictions, swap agreements are generally valued by the portfolio at market value. In the case of a credit default swap sold by a portfolio (i.e., where the portfolio is selling credit default protection), however, the portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the portfolios for purposes of applying investment policies and restriction may differ from the manner in which those investment are valued by other types of investors.

      Interest Rate Swaps. Interest rate swaps involve the exchange by a portfolio with another party of respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal).

      Currency Swaps. A currency swap is an agreement to exchange cash flows on a stated amount based on changes in the values of the reference indices.

      Caps. The purchase of a cap entitles the purchaser to receive payments on a stated principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate.

      Floors. The purchase of a floor entitles the purchaser to receive payments on a stated principal amount from the party selling the floor to the extent that a specific index falls below a predetermined interest rate or amount.

      Interest Rate Floors. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a stated principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount.

      Collar. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

      1940 Act Considerations. A portfolio will usually enter into interest rate swaps on a net basis. A net basis means that the two payment streams are netted out in a cash settlement on the payment date(s) specified in the instrument, with the portfolio receiving (or paying, if applicable) only the net amount of the two payments. Obligations under swap agreements covered with sufficient segregated assets will not be construed to be "senior securities" for purposes of the portfolio's investment restriction concerning senior securities.

      Counterparties to these Transactions. A portfolio will not enter into any swap, cap, floor, collar or other derivative transaction unless the counterparty is deemed creditworthy by the Subadviser. If a counterparty defaults, a portfolio may have contractual remedies pursuant to the agreements related to the transaction.

      Liquidity. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are generally less liquid than swaps.

      The liquidity of swap agreements will be determined by a Subadviser based on various factors, including:

      -  the frequency of trades and quotations,

      -  the number of dealers and prospective purchasers in the marketplace,

      -  dealer undertakings to make a market,

      - the nature of the security (including any demand or tender features), and

      - the nature of the marketplace for trades (including the ability to assign or offset a portfolio's rights and obligations relating to the investment).

Such determination will govern whether a swap will be deemed to be within the 15% restriction on investments in securities that are not readily marketable.

      Each portfolio will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the portfolio's accrued obligations under the swap agreement over the accrued amount the portfolio is entitled to receive under the agreement. If a portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the portfolio's accrued obligations under the agreement. See also, "Use of Segregated and Other Special Accounts."

EURODOLLAR INSTRUMENTS

      To the extent authorized to do so, a portfolio may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the LIBOR. In addition, foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

RISK FACTORS

      Hedging and Other Strategic Transactions have special risks associated with them, including:

      -  possible default by the counterparty to the transaction,

      - markets for the securities used in these transactions could be illiquid,

      - to the extent the Subadviser's assessment of market movements is incorrect, the risk that the use of the Hedging and Other Strategic Transactions could result in losses to the portfolio.

      Losses resulting from the use of Hedging and Other Strategic Transactions will reduce a portfolio's net asset value, and possibly income. Losses can be greater than if Hedging and Other Strategic Transactions had not been used.

      Options and Futures Transactions

      Options transactions are subject to the following additional risks:

      - Option transactions could force the sale or purchase of portfolio securities at inopportune times or for prices higher than current market values (in the case of put options) or lower than current market values (in the case of call options), or could cause a portfolio to hold a security it might otherwise sell (in the case of a call option).

      - Options markets could become illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a portfolio might not be able to close out a transaction without incurring substantial losses.

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                                       31

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Futures transactions are subject to the following additional risks:

      - The degree of correlation between price movements of futures contracts and price movements in the related securities position of a portfolio could create the possibility that losses on the hedging instrument are greater than gains in the value of the portfolio's position.

      - Futures markets could become illiquid. As a result, in certain markets, a portfolio might not be able to close out a transaction without incurring substantial losses.

Although a portfolio's use of futures and options for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, it will tend, at the same time, to limit the potential gain that might result from an increase in value.

      Currency Hedging. In additional to the general risks of Hedging and Other Strategic Transactions described above, currency hedging transactions have the following risks:

      - Currency hedging can result in losses to a portfolio if the currency being hedged fluctuates in value to a degree or direction that is not anticipated.

      - Proxy hedging involves determining the correlation between various currencies. If the Subadviser's determination of this correlation is incorrect, the portfolio losses could be greater than if the proxy hedging were not used.

      - Foreign government exchange controls and restrictions on repatriation of currency can negatively affect currency transactions. These forms of governmental actions can result in losses to a portfolio if it is unable to deliver or receive currency or monies to settle obligations. Such governmental actions could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

      Currency Futures Contracts and Options on Currency Futures Contracts. Currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. In addition, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available.

RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES

      When conducted outside the United States, Hedging and Other Strategic Transactions will not only be subject to the risks described above but could also be adversely affected by:

      - foreign governmental actions affecting foreign securities, currencies or other instruments,

      - less stringent regulation of these transactions in many countries as compared to the United States,

      - the lack of have clearing mechanisms and related guarantees in some countries for these transactions,

      - more limited availability of data on which to make trading decisions than in the United States,

      - delays in a portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,

      - the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and

      -  lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

      Use of extensive Hedging and Other Strategic Transactions by a portfolio will require, among other things, that the portfolio segregate cash, liquid high grade debt obligations or other assets with its custodian, or a designated sub-custodian, to the extent the portfolio's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency.

      In general, either the full amount of any obligation by a portfolio to pay or deliver securities or assets must be covered at all times by (a) holding the securities, instruments or currency required to be delivered, or (b) subject to any regulatory restrictions, segregating an amount of cash or liquid high grade debt obligations at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. Some examples of cover requirements are set forth below:

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      Call Options. A call option on securities written by a portfolio will require the portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a portfolio on an index will require the portfolio to own portfolio securities that correlate with the index or to segregate cash or liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis.

      Put Options. A put option on securities written by a portfolio will require the portfolio to segregate cash or liquid high grade debt obligations equal to the exercise price.

      OTC Options. OTC options entered into by a portfolio, including those on securities, currency, financial instruments or indices, and OTC-issued and exchange-listed index options will generally provide for cash settlement, although a portfolio will not be required to do so. As a result, when a portfolio sells these instruments it will segregate an amount of cash or liquid high grade debt obligations equal to its obligations under the options. OTC-issued and exchange-listed options sold by a portfolio other than those described above generally settle with physical delivery, and the portfolio will segregate an amount of cash or liquid high grade debt securities equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

      Currency Contracts. Except when a portfolio enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the portfolio to buy or sell a foreign currency will generally require the portfolio to hold an amount of that currency or liquid securities denominated in that currency equal to a portfolio's obligations or to segregate cash or liquid high grade debt obligations equal to the amount of the portfolio's obligations.

      Futures Contracts and Options on Futures Contracts. In the case of a futures contract or an option on a futures contract, a portfolio must deposit initial margin and, in some instances, daily variation margin, in addition to segregating assets sufficient to meet its obligations under the contract. These assets may consist of cash, cash equivalents, liquid debt, equity securities or other acceptable assets.

      Swaps. A portfolio will calculate the net amount, if any, of its obligations relating to swaps on a daily basis and will segregate an amount of cash or liquid high grade debt obligations having an aggregate value at least equal to this net amount.

      Caps. Floors and Collars. Caps, floors and collars require segregation of assets with a value equal to a portfolio's net obligation, if any.

      Hedging and Other Strategic Transactions may be covered by means other than those described above when consistent with applicable regulatory policies. A portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation. A portfolio could purchase a put option, for example, if the exercise price of that option is the same or higher than the exercise price of a put option sold by the portfolio. In addition, if it holds a futures contracts or forward contract, a portfolio could, instead of segregating assets, purchase a put option on the same futures contract or forward contract with an exercise price as high or higher than the price of the contract held. Other Hedging and Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates on or after the time the primary transaction terminates, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

OTHER LIMITATIONS

      No portfolio will maintain open short positions in futures contracts, call options written on futures contracts, and call options written on securities indices if, in the aggregate, the current market value of the open positions exceeds the current market value of that portion of its securities portfolio being hedged by those futures and options, plus or minus the unrealized gain or loss on those open positions. The gain or loss on these open positions will be adjusted for the historical volatility relationship between that portion of the portfolio and the contracts (e.g., the Beta volatility factor).

      For purposes of this limitation, to the extent the portfolio has written call options on specific securities in that portion of its portfolio, the value of those securities will be deducted from the current market value of that portion of the securities portfolio. If this limitation should be exceeded at any time, the portfolio will take prompt

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

action to close out the appropriate number of open short positions to bring its open futures and options positions within this limitation.

                             INVESTMENT RESTRICTIONS
 (applicable to the portfolios covered this Statement of Additional Information)

      There are two classes of investment restrictions to which the Trust is subject in implementing the investment policies of the portfolios: (a) fundamental and (b) nonfundamental. Nonfundamental restrictions are subject to change by the Trustees of the Trust without shareholder approval. Fundamental restrictions may only be changed by a vote of the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

      When submitting an investment restriction change to the holders of the Trust's outstanding voting securities, the matter shall be deemed to have been effectively acted upon with respect to a particular portfolio if a majority of the outstanding voting securities of the portfolio vote for the approval of the matter, notwithstanding (1) that the matter has not been approved by the holders of a majority of the outstanding voting securities of any other portfolio affected by the matter, and (2) that the matter has not been approved by the vote of a majority of the outstanding voting securities of the Trust.

      Restrictions (1) through restriction (8) are fundamental. Restrictions (9) through (15) are nonfundamental.

FUNDAMENTAL

      The Trust may not issue senior securities, except to the extent that the borrowing of money in accordance with restriction (3) may constitute the issuance of a senior security. (For purposes of this restriction, purchasing securities on a when-issued or delayed delivery basis and engaging in Hedging and Other Strategic Transactions will not be deemed to constitute the issuance of a senior security.) In addition, unless a portfolio is specifically excepted by the terms of a restriction, each portfolio will not:


(1) Invest more than 25% of the value of its total assets in securities of issuers having their principal activities in any particular industry, excluding U. S. Government securities and obligations of domestic branches of U.S. banks and savings and loan associations, except that this restriction shall not apply to Health Sciences Trust, Real Estate Securities Trust, Utilities Trust, the Natural Resources Trust[,] and the Lifestyle Trusts. (The Trust has determined to forego the exclusion from the above policy of obligations of domestic branches of U.S. savings and loan associations and to limit the exclusion of obligations of domestic branches of U.S. banks to the Money Market Trust and the Money Market Trust B.)


      The Natural Resources Trust will concentrate its assets in securities of issuers in natural resource-related companies worldwide.

      For purposes of this restriction, neither telecommunication companies, finance companies nor utility companies as a group are considered to be a single industry. Such companies will be grouped instead according to their services; for example, gas, electric and telephone utilities will each be considered a separate industry. Also for purposes of this restriction, foreign government issuers and supranational issuers are not considered members of any industry.

(2) Purchase the securities of any issuer if the purchase would cause more than 5% of the value of the portfolio's total assets to be invested in the securities of any one issuer (excluding U. S. Government securities) or cause more than 10% of the voting securities of the issuer to be held by the portfolio, except that up to 25% of the value of each portfolio's total assets may be invested without regard to these restrictions. The Core Equity Trust, U.S. Global Leaders Growth Trust, Utilities Trust, Health Sciences Trust, Global Bond Trust, the Dynamic Growth Trust, Real Estate Securities, Natural Resources Trust, Real Return Bond Trust, Great Companies - America and the Lifestyle Trusts are not subject to these restrictions.

(3) Borrow money, except that each portfolio may borrow (i) for temporary or emergency purposes (not for leveraging) up to 33 1/3% of the value of the portfolio's total assets (including amounts borrowed) less liabilities (other than borrowings) and (ii) in connection with reverse repurchase agreements, mortgage dollar rolls and other similar transactions.

(4) Underwrite securities of other issuers except insofar as the Trust may be considered an underwriter under the 1933 Act in selling portfolio securities.

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


(5) Purchase or sell real estate, except that each portfolio may invest in securities issued by companies which invest in real estate or interests therein and each of the portfolios other than the Money Market Trust and Money Market Trust B may invest in mortgages and mortgage-backed securities.



(6) Purchase or sell commodities or commodity contracts, except that each portfolio other than the Money Market Trust and Money Market Trust B may purchase and sell futures contracts on financial instruments and indices and options on such futures contracts and each portfolio other than the Money Market Trust, Money Market Trust B and U.S. Government Securities Trust may purchase and sell futures contracts on foreign currencies and options on such futures contracts.


(7) Lend money to other persons, except by the purchase of obligations in which the portfolio is authorized to invest and by entering into repurchase agreements. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve the lending of money.

(8) Lend securities in excess of 33 1/3% of the value of its total assets. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities.

NONFUNDAMENTAL

Unless a portfolio is specifically excepted by the terms of a restriction, each portfolio will not:


(9) Knowingly invest more than 15% of the value of its net assets in securities or other investments, including repurchase agreements maturing in more than seven days but excluding master demand notes, that are not readily marketable, except that the Money Market Trust and the Money Market Trust B may not invest in excess of 10% of its net assets in such securities or other investments.


(10) Sell securities short or purchase securities on margin, except that it may obtain such short-term credits as may be required to clear transactions. For purposes of this restriction, collateral arrangements with respect to Hedging and Other Strategic Transactions will not be deemed to involve the use of margin. Investment Restriction (10) is amended as follows for the Capital Appreciation and Strategic Value Trusts: the portfolio may not make short sales of securities or maintain a short position, if, when added together, more than 25% of the value of the portfolio's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

(11) Write or purchase options on securities, financial indices or currencies, except to the extent a portfolio is specifically authorized to engage in Hedging and Other Strategic Transactions.

(12)  Purchase securities for the purpose of exercising control or management.

(13) Purchase securities of other investment companies if the purchase would cause more than 10% of the value of the portfolio's total assets to be invested in investment company securities, provided that (i) no investment will be made in the securities of any one investment company if immediately after such investment more than 3% of the outstanding voting securities of such company would be owned by the portfolio or more than 5% of the value of the portfolio's total assets would be invested in such company and (ii) no restrictions shall apply to a purchase of investment company securities in connection with:

            (a) a merger, consolidation or reorganization,

            (b) the investment of collateral received in connection with the lending of securities in the Navigator Securities Lending Trust,* or

            (c) the purchase of shares of the T. Rowe Price Reserve Investment
                Fund, a T. Rowe Price Associates, Inc. money market fund. (However, a portfolio of the Trust may not invest more than 25% of its total assets in the T. Rowe Price Reserve Investment
                Fund).**

      For purposes of this restriction, privately issued collateralized mortgage obligations will not be treated as investment company securities if issued by "Exemptive Issuers." Exemptive Issuers are defined as unmanaged, fixed-asset issuers that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act, (c) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (d) are not registered or regulated under the 1940 Act as investment companies. This restriction (13) shall not apply to the Lifestyle Trusts.

*State Street Bank and Trust Company ("State Street"), the Trust's custodian, pursuant to an agreement with the Trust, provides a security lending service to the Trust. In connection with the service, collateral from securities lent may be invested in the Navigator Securities Lending Trust. The Navigator Securities Lending Trust is a registered investment company managed by State Street that is sold only to mutual fund lending clients of State Street. In connection with the creation of the Navigator Securities Lending Trust, State Street received from the SEC exemption from certain provisions of the 1940 Act in order to permit its mutual fund clients to invest in the Navigator Securities Lending Trust. State Street received exemption from Section 12(d)(1) of the 1940 Act and various provisions of Section 17 of the 1940 Act.

**The T. Rowe Price Reserve Investment Fund is a money market fund registered under the 1940 Act which is managed by T. Rowe Price Associates, Inc. and which is sold only to advisory clients of T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. and their affiliates. T. Rowe Price Associates, Inc. and Rowe Price-Fleming International, Inc. have received from the SEC exemptive relief from certain provisions of the 1940 Act in order to permit their mutual fund sub-advisory clients to invest in the T. Rowe Price Reserve Investment Fund.

(14) Pledge, hypothecate, mortgage or transfer (except as provided in restriction (8)) as security for indebtedness any securities held by the portfolio, except in an amount of not more than 10%* of the value of the portfolio's total assets and then only to secure borrowings permitted by restrictions (3) and (10). For purposes of this restriction, collateral arrangements with respect to Hedging and Other Strategic Transactions will not be deemed to involve a pledge of assets.


*331/3% in the case of the Small Company Value, Blue Chip Growth, Equity-Income, International Stock, Science & Technology Trusts, Small Company Blend, U.S. Large Cap Value, Total Return, International Value, Mid Cap Stock Trusts, Telecommunications, Health Sciences, Mid Cap Growth, Mid Cap Opportunities, Financial Services, All Cap Value, Quantitative Mid Cap, Strategic Growth, Capital Opportunities, Utilities, Mid Cap Value, Fundamental Value, Small-Mid Cap Growth, Small-Mid Cap, International Equity Select, Select Growth, Global Equity Select, Core Value, High Grade Bond, Natural Resources, Real Return Bond, Mid Cap Core, Large Cap Value, Quantitative All Cap, Emerging Growth, Special Value, Small Cap Opportunities Great Companies - America, Small Company Trust, Core Equity Trust, Classic Value Trust, Quantitative Value Trust, U.S. Global Leaders Growth Trust, Strategic Income Trust, Money Market Trust B, 500
Index Trust B, International Index Trust A, International Index Trust B; Bond Index Trust A, Bond Index Trust B, Growth & Income Trust II, Mid Value Trust, Small Cap Value Trust, Small Cap Emerging Growth Trust, Overseas Equity Trust, Active Bond Trust, Short-Term Bond Trust and Managed Trust.


15% in the case of the International Small Cap, Growth and Balanced Trusts; 50% in the case of the Value Trust.


      If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of a portfolio's total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction, except in the case of the Money Market Trust and Money Market Trust B where the percentage limitation of restriction (9) must be met at all times. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, any change in the subadvisers assessment of the security), or change in the percentage of portfolio assets invested in certain securities or other instruments, or change in the average duration of a portfolio's investment portfolio, resulting from market fluctuations or other changes in a portfolio's total assets will not require a portfolio to dispose of an investment until the subadviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the portfolio. In the event that rating services assign different ratings to the same security, the subadviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.


ADDITIONAL INVESTMENT RESTRICTIONS


      Money Market Trust; Money Market Trust B



      In addition to the above policies, the Money Market Trust and the Money Market Trust B is subject to certain restrictions required by Rule 2a-7 under the 1940 Act. In order to comply with such restrictions, the Money Market Trust and the Money Market Trust B will, among other things, not purchase the securities of any issuer if it would cause:

      - more than 5% of its total assets to be invested in the securities of any one issuer (excluding U.S. Government securities and repurchase agreements fully collateralized by U.S. Government securities), except as permitted by Rule 2a-7 for certain securities for a period of up to three business days after purchase,

      - more than 5% of its total assets to be invested in "second tier securities," as defined by Rule 2a-7, or

      - more than the greater of $1 million or 1% of its total assets to be invested in the second tier securities of that issuer.

OVERSEAS, STRATEGIC OPPORTUNITIES, AND LARGE CAP GROWTH TRUSTS:

In addition to the above policies, the Overseas, Strategic Opportunities, and Large Cap Growth Trusts will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with futures and options under normal conditions;
(b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Portfolio's total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

LARGE CAP GROWTH TRUST

For purposes of normally investing at least 80% of the portfolio's assets in securities of companies with large market capitalizations, FMR intends to measure the capitalization range of the Russell 1000 Index and the Standard & Poor's 500 (SM) (S&P 500(R)) no less frequently than once a month.

Investment Restrictions That Only May be Changed Upon 60 Days Notice to Shareholders

In order to comply with Rule 35d-1 under the 1940 Act, the following policies are subject to change only upon 60 days' prior notice to shareholders. Any other policy, other than one designated as a fundamental policy, are not subject to this 60 day notice requirement.


GROWTH & INCOME TRUST II
Subadvisers: MFC Global Investment Management (U.S.A.) Limited
             Independence Investment LLC



Not subject to 80% rule.



MID VALUE TRUST
Subadviser: T. Rowe Price Associates, Inc.



Not subject to 80% rule.



SMALL CAP VALUE TRUST
Subadviser: Wellington Management Company, LLP



The portfolios invests, under normal market conditions, at least 80% of its net assets (plus any borrowing for investment purposes) in small cap companies.



SMALL CAP EMERGING GROWTH TRUST
Subadviser: Wellington Management Company, LLP



The portfolios invests, under normal market conditions, at least 80% of its net assets (plus any borrowing for investment purposes) in small cap companies.



OVERSEAS EQUITY TRUST
Subadviser: Capital Guardian Trust Company



The portfolios invests, under normal market conditions, at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities.



ACTIVE BOND TRUST

Subadviser: Declaration Management & Research LLC
            John Hancock Advisors, LLC



The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities (i.e., "bonds").



SHORT-TERM BOND TRUST
Subadviser: Declaration Management & Research LLC



      The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities (i.e., "bonds").



MANAGED TRUST
Subadviser: Capital Guardian Trust Company
            Independence Investment LLC
            Declaration Management & Research LLC



Not subject to 80% rule.



STRATEGIC INCOME TRUST
Subadviser: John Hancock Advisers, LLC


Not subject to 80% rule.


U.S. GLOBAL LEADERS GROWTH TRUST
Subadviser: Sustainable Growth Advisers, L.P. ("SGA")


Not subject to 80% rule.


CLASSIC VALUE TRUST
Subadviser: Pzena Investment Management, LLC


Not subject to 80% rule.


QUANTITATIVE VALUE TRUST
Subadviser: MFC Global Investment Management (U.S.A.) Limited


Not subject to 80% rule.


SMALL COMPANY TRUST
Subadviser: American Century Investment Management, Inc. ("American Century")


American Century seeks to achieve the Trust's objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in stocks of small companies.


CORE EQUITY TRUST
Subadviser: Legg Mason Funds Management, Inc. ("Legg Mason")


Legg Mason seeks to achieve the Trust's objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity securities.


GREAT COMPANIES - AMERICA
Subadviser: Great Companies, L.L.C.


Not subject to 80% rule.


NATURAL RESOURCES TRUST
Subadviser: Wellington Management Company, LLP ("Wellington")


      Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in natural resource-related companies.

REAL RETURN BOND TRUST

Subadviser: Pacific Management Investment Company ("PIMCO")


The portfolio will invest, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in bonds (either through cash market purchases, forward commitments, or derivative instruments) of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations.)


MID CAP CORE TRUST
Subadviser: A I M Capital Management, Inc. ("AIM")


The portfolio will normally invest at least 80% of its assets (plus any borrowings for investment purposes) in of mid-cap companies.


LARGE CAP VALUE TRUST
Subadviser: Mecury Advisers


The portfolios invests, under normal market conditions, at least 80% of its net assets (plus any borrowing for investment purposes) in large cap companies.


QUANTITATIVE ALL CAP TRUST
Subadviser: MFC Global Investment Management (U.S.A.) LLC ("MFC Global")


Not subject to 80% rule.


EMERGING GROWTH TRUST
Subadviser: MFC Global Investment Management (U.S.A.) LLC ("MFC Global")


Not subject to 80% rule.


SPECIAL VALUE TRUST
Subadviser: Salomon Brothers Asset Management Inc  ("SaBAM")


Not subject to 80% rule.


SMALL CAP OPPORTUNITIES TRUST
Subadviser: Munder Capital Management ("Munder")


The portfolios invests, under normal market conditions, at least 80% of its net assets (plus any borrowing for investment purposes) in small cap companies.


PACIFIC RIM TRUST
Subadviser: MFC Global Investment Management (U.S.A.) Limited ("MFC")


The Pacific Rim Trust, under normal conditions, invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and equity-related securities of established, larger-capitalization non-U.S. companies located in the Pacific Rim region that have attractive long-term prospects for growth of capital.


SCIENCE & TECHNOLOGY TRUST
Subadviser: T. Rowe Price Associates, Inc. ("T. Rowe Price")


The Science & Technology Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and use of science and technology.


INTERNATIONAL SMALL CAP TRUST
Subadviser: Templeton Investment Counsel, Inc. ("Templeton")


The International Small Cap Trust invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued by foreign companies which have total stock market capitalizations or annual revenues of $1.5 billion or less ("small company securities")."

HEALTH SCIENCES TRUST
Subadviser: T. Rowe Price Associates, Inc. ("T. Rowe Price")


The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively terms "health sciences").


AGGRESSIVE GROWTH TRUST
Subadviser: A I M Capital Management, Inc. ("AIM")


Not subject to the 80% rule.


EMERGING SMALL COMPANY TRUST
Subadviser: Franklin Advisers, Inc. ("Franklin")


Under normal market conditions, the Emerging Small Company Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stock equity securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Growth Index ("small cap stocks") at the time of purchase.


SMALL COMPANY BLEND TRUST
Subadviser: Capital Guardian Trust Company ("CGTC")


The Small Company Blend Trust invests at least 80% its net assets (plus any borrowings for investment purposes), under normal market conditions, in equity and equity-related securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index ("small cap stocks") at the time of purchase.


DYNAMIC GROWTH TRUST
Subadviser: Deutsche Asset Management, Inc. ("DeAM")


Not subject to the 80% rule.

MID CAP STOCK TRUST
Subadviser: Wellington Management Company, LLP ("Wellington Management")

Wellington Management seeks to achieve the Trust's objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity securities of mid-sized companies with significant capital appreciation potential.

ALL CAP GROWTH TRUST
Subadviser: A I M Capital Management, Inc. ("AIM")

Not subject to the 80% rule.

FINANCIAL SERVICES TRUST
Subadviser: Davis Advisors ("Davis")

During normal market conditions, at least 65% (80% after July 31, 2002) of the portfolio's net assets (plus any borrowings for investment purposes) are invested in companies that are principally engaged in financial services.

OVERSEAS TRUST
Subadviser: Fidelity Management & Research Company ("FMR")

The portfolio normally invests at least 80% of the portfolio's assets in non-U.S. securities (primarily common stocks).

INTERNATIONAL STOCK TRUST
Subadviser: Deutsche Asset Management Investment Services Ltd. ("DeAMIS") Under normal market conditions, the International Stock Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks.

INTERNATIONAL VALUE TRUST
Subadviser: Templeton Investment Counsel, Inc. ("Templeton")

Not subject to 80% rule.

CAPITAL APPRECIATION TRUST
Subadviser: Jennison Associates LLC ("Jennison").

Not subject to 80% rule.

STRATEGIC OPPORTUNITIES TRUST
Subadviser: Fidelity Management & Research Company ("FMR")

Not subject to 80% rule.

QUANTITATIVE MID CAP TRUST
Subadviser: MFC Global Investment Management (U.S.A.) Limited ("MFC")

The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. mid-cap stocks, convertible preferred stocks, convertible bonds and warrants.

GLOBAL TRUST
Subadviser: Templeton Global Advisors Limited

Not subject to 80% rule.

STRATEGIC GROWTH TRUST
Subadviser: Massachusetts Financial Services Company ("MFS")

Not subject to 80% rule.

ALL CAP CORE TRUST
Subadviser: Deutsche Asset Management, Inc.. ("DeAM")

Not subject to 80% rule.

LARGE CAP GROWTH TRUST
Subadviser: Fidelity Management & Research Company ("FMR")

FMR normally invests at least 80% the portfolio's assets in securities (primarily common stocks) of companies with large market capitalizations.

ALL CAP VALUE TRUST
Subadviser: Lord Abbett & Co. ("Lord Abbett")

Not subject to 80% rule.

CAPITAL OPPORTUNITIES TRUST
Subadviser: Massachusetts Financial Services Company ("MFS")

Not subject to 80% rule.

QUANTITATIVE EQUITY TRUST
Subadviser: MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)")

MFC seeks to attain this objective by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks or in securities convertible into common stock or carrying rights or warrants to purchase common stocks or to participate in earnings.

BLUE CHIP GROWTH TRUST
Subadviser: T. Rowe Price Associates, Inc. ("T. Rowe Price")

The portfolio invests, under normal market conditions, at least 80% of its total assets in the common stocks of large and medium-size blue chip growth companies.

UTILITIES TRUST
Subadviser: Massachusetts Financial Services Company ("MFS")

The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies in the utilities industry. Securities in the utilities industry may include equity and debt securities of domestic and foreign companies.

REAL ESTATE SECURITIES TRUST
Subadviser: Deutsche Asset Management, Inc. ("DeAM")

The portfolio invests, under normal market conditions, at least 80% of net assets (plus any borrowings for investment purposes) in securities of real estate companies.

SMALL COMPANY VALUE TRUST
Subadviser: T. Rowe Price Associates, Inc. ("T. Rowe Price")

Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000 Index at the time of purchase.

MID CAP VALUE TRUST
Subadviser: Lord Abbett & Co. ("Lord Abbett")

Under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) will consist of investments in mid-sized companies, with market capitalizations of approximately $500 million to $10 billion.

VALUE TRUST
Subadviser: Morgan Stanley Investment Management, Inc. doing business as "Van Kampen"

Not subject to 80% rule.

EQUITY INDEX TRUST
Subadviser: MFC Global Investment Management (U.S.A.) Limited ("MFC")

Not subject to 80% rule.

GLOBAL ALLOCATION TRUST (formerly, Tactical Allocation Trust)
Subadviser: UBS Global Asset Management (Americas) Inc. (UBS Global AM")

         Not subject to 80% rule.

FUNDAMENTAL VALUE TRUST
Subadviser: Davis Advisors ("Davis")

Not subject to 80% rule.

GROWTH & INCOME TRUST
Subadviser: Wellington Management Company, LLP ("Wellington Management")

Not subject to 80% rule.

U.S. LARGE CAP TRUST
Subadviser: Capital Guardian Trust Company ("CGTC"),

The portfolio invests at least 80% of the portfolio's net assets (plus any borrowings for investment purposes), under normal market conditions, in equity and equity-related securities of companies with market capitalization greater than $500 million at the time of purchase.

EQUITY-INCOME TRUST

Subadviser: T. Rowe Price Associates, Inc. ("T. Rowe Price")

Not subject to 80% rule.

INCOME & VALUE TRUST
Subadviser: Capital Guardian Trust Company ("CGTC")

Not subject to 80% rule.

BALANCED TRUST
Subadviser: MFC Global Investment Management (U.S.A.) Limited ("MFC"),

Not subject to 80% rule.

HIGH YIELD TRUST
Subadviser: Salomon Brothers Asset Management Inc. ("SBAM")

The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in high yield debt securities, including corporate bonds and other fixed income securities (such as preferred stocks and convertible securities) which have the following ratings (or, if unrated, are considered to be of equivalent quality):

                   Corporate Bonds, Preferred Stocks and
  Rating Agency           Convertible Securities
-----------------  -------------------------------------
     Moody's                   Ba through C
Standard & Poor's              BB through D

STRATEGIC BOND TRUST
Subadviser: Salomon Brothers Asset Management Inc. ("SaBAM")

SaBAM seeks to achieve this objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in fixed income securities .

GLOBAL BOND TRUST
Subadviser: Pacific Investment Management Company LLC ("PIMCO")

PIMCO seeks to achieve this investment objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in fixed income securities.

TOTAL RETURN TRUST
Subadviser: Pacific Investment Management Company LLC ("PIMCO"),

Not subject to 80% rule.

INVESTMENT QUALITY BOND TRUST
Subadviser: Wellington Management Company, LLP ("Wellington Management")

Wellington Management seeks to achieve the portfolio's objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in investment grade bonds.

DIVERSIFIED BOND TRUST
Subadviser: Capital Guardian Trust Company ("CGTC"),

CGTC seeks to achieve this investment objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in fixed income securities.

U.S. GOVERNMENT SECURITIES TRUST
Subadviser: Salomon Brothers Asset Management Inc ("SaBAM")

SaBAM seeks to attain this objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and derivative securities.


MONEY MARKET TRUST
MONEY MARKET TRUST B
Subadviser: MFC Global Investment Management (U.S.A.) Limited ("MFC")


Not subject to 80% rule.

THE INDEX TRUSTS
MFC Global Investment Management (U.S.A.) Limited ("MFC")


SMALL CAP INDEX  TRUST
Subadviser:  MFC Global Investment Management (U.S.A.) Limited ("MFC")


The Small Cap Index Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the Russell 2000 Index and (b) securities (which may or may not be included in the Russell 2000 Index) that MFC believes as a group will behave in a manner similar to the index.


INTERNATIONAL INDEX TRUST A
INTERNATIONAL INDEX TRUST B
SSgA Funds Management, Inc. ("SSgA")



The International Index Trust A and International Index Trust B invest, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the Morgan Stanley Capital International All Country World Excluding U.S. Index (the "MSCI ACW ex-US Index") and (b) securities (which may or may not be included in the MSCI ACW ex-US Index) that MFC believes as a group will behave in a manner similar to the index.



MID CAP INDEX TRUST
MFC Global Investment Management (U.S.A.) Limited ("MFC")


The Mid Cap Index Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the S&P 400 Index and (b) securities (which may or may not be included in the S&P 400 Index) that MFC believes as a group will behave in a manner similar to the index.


TOTAL STOCK MARKET INDEX TRUST
MFC Global Investment Management (U.S.A.) Limited ("MFC")


The Total Stock Market Index Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the Wilshire 5000 Index and (b) securities (which may or may not be included in the Wilshire 5000 Index) that MFC believes as a group will behave in a manner similar to the index.


500 INDEX TRUST
500 INDEX TRUST B
MFC Global Investment Management (U.S.A.) Limited ("MFC")

The 500 Index Trust and the 500 Index Trust B Invest, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the S&P 500 Index and
(b) securities (which may or may not be included in the S&P 500 Index) that MFC believes as a group will behave in a manner similar to the index.



BOND INDEX TRUST A
BOND INDEX TRUST B
Declaration Management & Research LLC



The Bond Index Trust A and the Bond Index Trust B invest, under normal market conditions, at least 80% of its assets in bonds.


LIFESTYLE TRUSTS
Subadviser: MFC Global Investment Management (U.S.A.) Limited ("MFC")

Not subject to 80% rule.

SMALL-MID CAP GROWTH TRUST
Subadviser: Small-Mid Cap Growth Trust

The portfolio will invest, under normal market conditions, at least 80% of its assets (plus any borrowings for investment purposes) in securities of small to mid capitalization sized companies, currently defined as companies with $2 billion to $10 billion in market capitalization at the time of purchase by the portfolio.

SMALL-MID CAP TRUST
Subadviser: Small-Mid Cap Trust

Kayne Anderson Rudnick pursues this investment objective by investing, under normal market conditions, at least 80% of the portfolio's assets (plus any borrowings for investment purposes) in small and mid cap companies. (Small and mid cap companies are companies whose market cap does not exceed the market cap of the largest company included in the Russell 2500 Index at the time of purchase by the portfolio.)

INTERNATIONAL EQUITY SELECT TRUST
Subadviser: Lazard Asset Management

Lazard seeks to obtain this investment objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity securities.

SELECT GROWTH TRUST
Subadviser: Roxbury Capital Management, LLC

Not subject to the 80% rule.

GLOBAL EQUITY SELECT TRUST
Subadviser: Lazard Asset Management

Lazard seeks to obtain this investment objective by investing, under normal market conditions, at least 80% of the portfolios net assets (plus any borrowings for investment purposes) in equity securities.

CORE VALUE TRUST
Subadviser: Rorer Asset Management, LLC

Not subject to the 80% rule.

HIGH GRADE BOND TRUST
Subadvisre: High Grade Bond Trust

Allegiance seeks to attain the portfolio's investment objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in investment grade, fixed income securities of varying maturities.

                               PORTFOLIO TURNOVER

      The annual rate of portfolio turnover will normally differ for each portfolio and may vary from year to year as well as within a year. A high rate of portfolio turnover (100% or more) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the portfolio. No portfolio turnover rate can be calculated for the Money Market Trust due to the short maturities of the instruments purchased. Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the portfolio's securities. (Excluded from the computation are all securities, including options, with maturities at the time of acquisition of one year or less). The portfolio turnover rates for the portfolios of the Trust for the years ended December 31, 2003, and 2002 were as follows:

PORTFOLIO                                                                    2003                 2002
------------------------------------------------------------------------------------------------------
Science & Technology Trust                                                    56% +                59%
Pacific Rim Trust (formerly, Pacific Rim Emerging Markets Trust)              57%                  28%
Health Sciences Trust                                                         44%                  55%
Emerging Growth Trust                                                        183%                  N/A
Aggressive Growth Trust                                                       71%                 104%
Emerging Small Company Trust                                                  51%                  35%
Small Company Blend Trust                                                     37%                  48%
Dynamic Growth Trust                                                         133% +               165%
Mid Cap Stock Trust                                                          132%                 128%
Natural Resources Trust                                                       23%                  N/A
All Cap Growth Trust                                                          58%                  80%
Strategic Opportunities Trust                                                185%                 229%
Financial Services Trust                                                      25%                  34%
International Stock Trust                                                    159%                  78%
Overseas Trust                                                               103%                  81%
International Small Cap Trust                                                140%                 501%
International Value Trust                                                     51%                  26%
Quantitative Mid Cap Trust                                                   107%                 273%
Mid Cap Core Trust                                                            22%                  N/A
Global Trust (formerly, Global Equity Trust)                                 149%                  92%
Strategic Growth Trust                                                        77%                  91%
Capital Appreciation Trust                                                    71%                  67%
Quantitative All Cap Trust                                                    96%                  N/A
All Cap Core Trust                                                           183%                 153%
Large Cap Growth Trust                                                        62%                  92%
Quantitative Equity Trust                                                    126%                 152%
Blue Chip Growth Trust                                                        35%                  39%
U.S. Large Cap Trust                                                          34%                  42%
Strategic Value Trust                                                         62%                 109%
Large Cap Value Trust                                                        105%                  N/A
Utilities Trust                                                              131%                  89%
Real Estate Securities Trust                                                  30%                  74%
Small Cap Opportunities Trust                                                 17%                  N/A
Small Company Value Trust                                                     14%                  19%
Special Value Trust                                                           26%                  N/A
Mid Cap Value Trust                                                           34%                  24%
Value Trust                                                                  186%                  52%
All Cap Value Trust                                                           52%                  31%
Equity Index Trust                                                             2%                   4%
Fundamental Value Trust                                                       12%                  19%
Growth & Income Trust                                                         39%                  40%
Great Companies - America                                                      5%                  N/A
Equity-Income Trust                                                           15%                  18%
Income & Value Trust                                                          91%                  61%

Balanced Trust                                                               128%                 153%
Global Allocation Trust                                                      147%                  18%
High Yield Trust                                                              75%                  53%
Strategic Bond Trust                                                          80%                  86%
Global Bond Trust                                                            338%                 439%
Diversified Bond Trust                                                       193%                  83%
Investment Quality Bond Trust                                                 59%                  46%
Total Return Trust                                                           285%                 381%
Real Return Bond Trust                                                       574%                  N/A
U.S. Government Securities Trust                                              97%                  19%
Money Market Trust                                                            N/A                  N/A
Small Cap Index Trust                                                         36%                  57%
International Index Trust                                                     13%                   7%
Mid Cap Index Trust                                                            8%                  20%
Total Stock Market Index Trust                                                 6%                   4%
500 Index Trust                                                                1%                   6%
Lifestyle Aggressive 1000 Trust                                               53%                  90%
Lifestyle Growth 820 Trust                                                    55%                 117%
Lifestyle Balanced 640 Trust                                                  55%                 114%
Lifestyle Moderate 460 Trust                                                  46%                 113%
Lifestyle Conservative 280 Trust                                              40%                  69%
Small-Mid Cap Growth Trust                                                   183%                 226%
Small-Mid Cap Trust                                                           18%                   6%
International Equity Select Trust                                              9%                   5%
Select Growth Trust                                                           67%                  49%
Global Equity Select Trust                                                    24%                  18%
Core Value Trust                                                              44%                  51%
High Grade Bond Trust                                                        661%                 290%

+ The portfolio turnover rate does not include the assets acquired in the merger.

Prior rates of portfolio turnover do not provide an accurate guide as to what the rate will be in any future year, and prior rates are not a limiting factor when it is deemed appropriate to purchase or sell securities for a portfolio.

                             MANAGEMENT OF THE TRUST

The Trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. Each Trustee and officer oversees all Trust portfolios.

                             DISINTERESTED TRUSTEES


                                     POSITION WITH                    PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE                  THE TRUST                     DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------
Don B. Allen                         Trustee            Former Senior Lecturer, William E. Simon Graduate
73 Tremont Street                    (since 1985)       School of Business Administration, University of
Boston, MA  02108                                       Rochester (Retired 2000).
Age: 76

Charles L. Bardelis                  Trustee            President and Executive Officer, Island Commuter
73 Tremont Street                    (since 1988)       Corp. (Marine Transport).
Boston, MA  02108
Age: 63

F. David Rolwing                     Trustee            Former Chairman, President and CEO, Montgomery
73 Tremont Street                    (since 1997*)      Mutual Insurance Company, 1991 to 1999. (Retired
Boston, MA  02108                                       1999).
Age: 70


*Prior to 1997, Mr. Rolwing was a Trustee of Manulife Series Fund, Inc. which merged into the Trust on December 31, 1996.

          TRUSTEES AFFILIATED WITH THE TRUST AND OFFICERS OF THE TRUST


                                     Position with                           Principal Occupation
Name, Address and Age                  the Trust                            During Past Five Years
--------------------------------------------------------------------------------------------------------------------
John D. DesPrez III#                  Trustee                President and Chief Executive Officer, John Hancock
200 Clarendon                         (since 2000)           Financial Services, Inc.; Chairman and President, The
Boston, MA  02216                                            Manufacturers Life Insurance Company (U.S.A.),
Age: 48                                                      Executive Vice President, U.S. Operations, Manulife
                                                             Financial

John D. Richardson#*                  Chairman of            Retired; Former Senior Executive Vice President, Office
601 Congress Street                   the Board              of the President, Manulife Financial, February 2000 to
Boston, MA  022102801                 of Trustees            March 2002 (Retired, March, 2002);
Age: 67                               (since 1997)*

                                                             Executive Vice President and General Manager, U.S.
                                                             Operations, Manulife Financial, January 1995 to January
                                                             2000.

                                                             Director of BNS Split Corp, a publicly traded company
                                                             listed on the Toronto Stock Exchange.


*Prior to 1997, Mr. Richardson was a Trustee of Manulife Series Fund, Inc. which merged into the Trust on December 31, 1996.

James D. Gallagher*                  President              Executive Vice President, The Manufacturers Life
73 Tremont Street                    (since 2001)           Insurance Company (U.S.A.), January 1996 to present;
Boston, MA  02108                                           President, The Manufacturers Life Insurance Company of
Age: 50                                                     New York, August 1999 to present;

                                                            Vice President, Secretary and General Counsel, The
                                                            Manufacturers Life Insurance Company of North America,
                                                            June 1994 to date.

Marc Costantini*                     Treasurer              Senior Vice President and Chief Financial Officer,
601 Congress Street                  (since 2004)           Wealth Management, The Manufacturers Life Insurance
Boston, MA  02210-2801                                      Company (U.S.A.), January 2004 to present.
Age: 35

                                                            General Manager, Managed Accounts, The Manufacturers
                                                            Life Insurance Company (U.S.A.) and other positions at
                                                            Manulife Financial, prior to January 2004.

Andrew Corselli                      Secretary              Vice President and Senior Counsel, U.S. Operations Law
200 Clarendon Street                 (since 2002)           Department, Manulife Financial, March 2001 to present. The
Boston, MA 02116                                            Prudential Insurance Company of America, Assistant General
Age: 58                                                     Counsel & Chief of Litigation, June 1988 to June, 2000

Gordon Shone                         Vice President and     Senior Vice President, The Manufacturers Life Insurance Company
601 Congress  Street                 Chief Financial        (U.S.A.), January 2001 to present. Vice President, The
Boston, MA 02210                     Officer                Manufacturers Life Insurance Company (U.S.A.), August 1998 to
Age: 48                              (Since 2003)           December 2000.


#Trustee who is an "interested person," as defined in the 1940 Act, due to his position with Manulife Financial Corporation (or its affiliates), the ultimate controlling parent of the investment adviser.

*Affiliated with the investment adviser.

Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified.

DUTIES AND COMPENSATION OF TRUSTEES

            The Trust is organized as a Massachusetts business trust. Under the Trust's Declaration of Trust, the Trustees are responsible for managing the affairs of the Trust, including the appointment of advisers and subadvisers. The Trustees may appoint officers of the Trust who assist in managing the day-to-day affairs of the Trust.

            The Board of Trustees met four times during the Trust's last fiscal year. The Board also has a standing Audit Committee composed of all of the disinterested Trustees. The Audit Committee met two times during the Trust's last fiscal year to review the internal and external accounting and auditing procedures of the Trust and, among other things, to consider the selection of independent accountants for the Trust, approve all significant services proposed to be performed by its independent accountants and to consider the possible effect of such services on their independence. The Board of Trustees also has a Nominating Committee composed of all of the disinterested Trustees. The Nominating Committee did not meet to consider any candidates during the last fiscal year. The Nominating Committee will consider nominees recommended by contract owners investing in the Trust. Nominations should be forward to the attention of the Secretary of the Trust at 73 Tremont Street, Boston, MA 02108.


            The Trust does not pay any remuneration to its Trustees who are officers or employees of the Adviser or its affiliates. Trustees not so affiliated receive an annual retainer of $67,000, a fee of $11,400 for each quarterly meeting of the Trustees that they attend in person and a fee of $5,700 per day for attending any duly constituted in person meeting of the Trustees, other than a quarterly meeting. Trustees are reimbursed for travel and other out-of-pocket expenses. The officers listed above are furnished to the Trust pursuant to the Advisory Agreement described below and receive no compensation from the Trust. These officers spend only a portion of their time on the affairs of the Trust.

                              COMPENSATION TABLE**


                                     AGGREGATE COMPENSATION FROM TRUST       TOTAL COMPENSATION FROM TRUST
                                           FOR PRIOR FISCAL YEAR                COMPLEX FOR FISCAL YEAR
NAMES OF PERSON, POSITION                Ended December 31, 2003 *            Ended December 31, 2003* #
----------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES

Don B. Allen, Trustee                             $85,000                               $85,000

Charles L. Bardelis, Trustee                      $85,000                               $85,000

Samuel Hoar, Trustee                              $85,000                               $85,000

F. David Rolwing, Trustee                         $85,000                               $85,000

TRUSTEES AFFILIATED WITH THE
INVESTMENT ADVISER

John D. DesPrez, Trustee                          $     0                               $     0

John D. Richardson, Trustee                       $     0                               $     0


*Compensation received for services as Trustee.

#Trust Complex includes all portfolios of the Trust.

**The Trust does not have a pension or retirement plan for any of its Trustees or officers.

                      TRUSTEE OWNERSHIP OF TRUST PORTFOLIOS

      The table below lists the amount of securities of each Trust portfolio beneficially owned by each Trustee as of December 31, 2003. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following table:

A - $0
B - $1 up to and including $10,000
C - $10,001 up to and including $50,000
D - $50,001 up to and including $100,000
E - $100,001 or more

                                                     INDEPENDENT TRUSTEES                         THE INVESTMENT ADVISER
--------------------------------------------------------------------------------------------------------------------------
                                      Don B.     Charles L.                                       John D.        John D.
       Trust Portfolio                Allen       Bardelis             F. David Rolwing         Richardson    DesPrez, III
--------------------------------------------------------------------------------------------------------------------------
Science and Technology Trust            B            A                        A                     A              A

Pacific Rim Trust (formerly,
  Pacific Rim Emerging Markets
  Trust)                                A            A                        A                     A              A

Health Sciences Trust                   A            A                        A                     A              A

Emerging Growth Trust                   A            A                        A                     A              A

Aggressive Growth Trust                 A            A                        A                     A              A

Emerging Small Company Trust            A            A                        C                     A              A

Small Company Blend Trust               B            A                        A                     A              A

Dynamic Growth                          B            A                        A                     A              A

Mid Cap Stock Trust                     A            A                        A                     A              A

Natural Resources Trust                 A            A                        A                     A              A

All Cap Growth Trust                    B            A                        A                     A              A

Strategic Opportunities Trust           A            A                        A                     A              A

Financial Services Trust                A            A                        A                     A              A

International Stock Trust               A            A                        B                     A              A

Overseas Trust                          A            A                        A                     A              A

International Small Cap Trust           B            A                        A                     A              A

International Value Trust               A            A                        A                     A              A

Quantitative Mid Cap Trust              A            A                        C                     A              A

Mid Cap Core Trust                      A            A                        A                     A              A

Global Trust (formerly, Global
  Equity Trust)                         A            A                        A                     A              A

Strategic Growth Trust                  A            A                        A                     A              A

Capital Appreciation Trust              A            A                        A                     A              A

Quantitative All Cap Trust              A            A                        A                     A              A

All Cap Core Trust (formerly
  Growth Trust)                         A            A                        A                     A              A

Large Cap Growth Trust                  A            A                        A                     A              A

Quantitative Equity Trust               B            A                        C                     A              A

Blue Chip Equity Trust                  A            A                        A                     A              A

U.S. Large Cap Trust                    A            A                        A                     A              A

Strategic Value Trust                   A            A                        A                     A              A

U.S. Large Cap Value Trust              A            A                        A                     A              A

Utilities Trust                         A            A                        A                     A              A

Real Estate Securities Trust            A            C                        C                     A              A

Small Cap Opportunities Trust           A            A                        A                     A              A

Small Company Value Trust               C            B                        A                     A              A

Special Value Trust                     A            A                        A                     A              S

Mid Cap Value Trust                     A            A                        A                     A              A

Value Trust                             C            A                        A                     A              A

All Cap Value Trust                     A            B                        A                     A              A

Equity Index Trust                      A            A                        A                     A              A

Fundamental Value Trust                 A            A                        A                     A              A

Growth & Income Trust                   B            A                        A                     A              A

Great Companies - America Trust         A            A                        A                     A              A

Quantitative Value Trust                A            A                        A                     A              A

Equity-Income Trust                     A            A                        A                     A              A

Income & Value Trust                    A            A                        A                     A              A

Balanced Trust                          A            A                        C                     A              A

Global Allocation Trust                 A            A                        A                     A              A

High Yield Trust                        A            A                        A                     A              A

Strategic Bond Trust                    A            A                        A                     A              A

Global Bond Trust                       A            A                        A                     A              A



                                     Don B.    Charles L.                                       John D.        John D.
         Trust Portfolio             Allen      Bardelis             F. David Rolwing         Richardson    DesPrez, III
------------------------------------------------------------------------------------------------------------------------
Diversified Bond Trust                 A            A                        A                     A              A

Investment Quality Bond Trust          A            A                        A                     A              A

Total Return Trust                     A            A                        A                     A              A

Real Return Bond Trust                 A            A                        A                     A              A

U.S. Government Securities Trust       A            A                        A                     A              A

Money Market Trust                     A            D                        A                     A              A

Small Cap Index Trust                  A            A                        A                     A              A

International Index Trust              A            A                        A                     A              A

Mid Cap Index Trust                    A            A                        A                     A              A

Total Stock Market Index Trust         A            A                        A                     A              A

500 Index Trust                        A            A                        A                     A              E

Lifestyle Aggressive 1000 Trust        A            A                        A                     A              A

Lifestyle Growth 820 Trust             A            A                        A                     A              A

Lifestyle Balanced 640 Trust           A            A                        A                     A              A

Lifestyle Moderate 460 Trust           A            A                        A                     A              A

Lifestyle Conservative 280 Trust       A            A                        A                     A              A

Small-Mid Cap Growth Trust             A            A                        A                     A              A

Small-Mid Cap Trust                    A            A                        A                     A              A

International Equity Select Trust      A            A                        A                     A              A

Select Growth Trust                    A            A                        A                     A              A

Global Equity Select Trust             A            A                        A                     A              A

Core Value Trust                       A            A                        A                     A              A

High Grade Bond Trust                  A            A                        A                     A              A

American Growth Trust                  A            A                        A                     A              A

American International Trust           A            A                        A                     A              A

American Blue Chip Income and
  Growth Trust                         A            A                        A                     A              A

American Growth-Income Trust           A            A                        A                     A              A

ALL TRUST PORTFOLIOS                   E            E                        E                     A              E


                       INVESTMENT MANAGEMENT ARRANGEMENTS

            The following information supplements the material appearing in the Prospectus under the caption "Management of the Trust." Copies of the Advisory and Subadvisory Agreements discussed below have been filed with and are available from the SEC.

            Information Regarding the Adviser. Manufacturers Securities Services, LLC ("MSS" or the "Adviser"), the successor to NASL Financial Services, Inc., is a Delaware limited liability corporation whose principal offices are located at 73 Tremont Street, Boston, Massachusetts 02108. The ultimate parent of MSS is Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. MSS is registered as an investment adviser under the Investment Advisers Act of 1940.

Approval of the Advisory Agreement and Subadvisory Agreements.

            The Advisory Agreement was initially approved by the Trustees on March 26, 1999 and by the shareholders on April 27, 1999. Each Subadvisory Agreement (except those described below under "The Subadvisory Agreements") were initially approved by the Trustees on September 28, 1995, and by the shareholders of the portfolios on December 5, 1995. These subadvisory agreement approvals occurred in connection with the change of control of MSS as a result of the merger of North American Life Assurance Company, the then ultimate controlling parent of MSS, with Manulife Financial on January 1, 1996.

            Appointment of Fred Alger Management, Inc. and Founders Asset Management, Inc.

            On December 15, 1995, the Trustees appointed the following new subadvisers:

- Fred Alger Management, Inc. ("Alger") pursuant to a new subadvisory agreement (the "Alger Subadvisory Agreement") to manage the Small/Mid Cap Trust, and

- Founders Asset Management, Inc. ("Founders") pursuant to a new subadvisory agreement (the "Founders Subadvisory Agreement") to manage the International Small Cap Trust.

Both such Subadvisory Agreements to provide for the management of the Small/Mid Cap Trust and the International Small Cap Trust, were approved by the Trustees, including a majority of the Trustees who are not parties to these agreements or interested persons of any party to such agreements on December 15, 1995. Both such Subadvisory Agreements were approved by the sole shareholder of the Small/Mid Cap Trust and International Small Cap Trust on March 1, 1996.

            October 1, 1996 Subadviser Resignations

            Effective October 1, 1996, the following subadvisers resigned their positions as subadviser to the stated portfolios:

- Oechsle International Advisors, LLC ("Oechsle International") as subadviser to the Global Trust,

-     Wellington Management Company, LLP as subadviser to the Money Market
      Trust,

- Goldman Sachs Asset Management as subadviser to the Equity-Income Trust (formerly, the Value Equity Trust), and

- Roger Engemann Management Co., Inc. as subadviser to the Blue Chip Growth Trust (formerly, the Pasadena Growth Trust).

            On September 27, 1996, the Trustees then appointed the following new subadvisers:

- Founders Asset Management, Inc.("Founders") pursuant to a new subadvisory agreement ("Founders Subadvisory Agreement") to manage the Balanced and Worldwide Growth Trusts,

- Morgan Stanley Asset Management Inc. ("MSAM") pursuant to a new subadvisory agreement ("MSAM Subadvisory Agreement") to manage the Global Trust,

- T. Rowe Price Associates, Inc. ("T. Rowe Price") pursuant to a new subadvisory agreement ("T. Rowe Price Subadvisory Agreement") to manage the Blue Chip Growth and Equity-Income Trusts, and

- Manufacturers Adviser Corporation ("MFC") pursuant to a new subadvisory agreement ("MFC Subadvisory Agreement") to manage the Money Market Trust as well as the Pacific Rim, Real Estate Securities, Quantitative Equity, Capital Growth Bond and Equity Index Trusts.

All such Subadvisory Agreements were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements, on September 27, 1996 (with an effective date of October 1, 1996) and by the shareholders of the respective portfolios on December 20, 1996.

            New Subadvisers for New Portfolios

            On September 27, 1996, the Trustees also appointed the following new subadvisers:

- T. Rowe Price pursuant to the T. Rowe Price Subadvisory Agreement to manage the Science and Technology Trust,

- Miller Anderson & Sherrerd, LLP ("MAS") pursuant to a new subadvisory agreement ("MAS Subadvisory Agreement") to manage the Value and High Yield Trusts,

- Warburg Pincus Asset Management, Inc. ("Warburg") pursuant to a new subadvisory agreement ("Warburg Subadvisory Agreement") to manage the Emerging Small Company Trust (formerly, the Emerging Growth Trust),

- T. Rowe Price International, Inc., formerly, known as Rowe Price-Fleming International, Inc. ("T. Rowe Price") pursuant to a new subadvisory agreement ("T. Rowe Price International Subadvisory Agreement") to manage the International Stock Trust, and

- Pilgrim Baxter & Associates, Ltd. ("PBA") pursuant to a new subadvisory agreement ("PBA Subadvisory Agreement") to manage the Pilgrim Baxter Growth Trust.

Such Subadvisory Agreements and amendments to the Advisory Agreement, to provide for the management of the newly-established portfolios, were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements, on September 27, 1996 and by the sole shareholder of each portfolio on January 1, 1997.

            Appointment of MFC to Manage the Lifestyle Portfolios

            On December 13, 1996, the Trustees appointed MFC pursuant to the amended MFC Subadvisory Agreement to also manage each of the Lifestyle portfolios. The amended MFC Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on December 13, 1996. The amended MFC Subadvisory Agreement was approved by the sole shareholder of each of the Lifestyle Trusts on January 1, 1997.

            Appointment of Rosenberg Institutional Equity Management to Manage the Small Company Value Trust

            On September 26, 1997, the Trustees appointed Rosenberg Institutional Equity Management ("Rosenberg") to manage the Small Company Value Trust pursuant to a new subadvisory agreement (the "Rosenberg Subadvisory Agreement"). The Rosenberg Subadvisory Agreement and an amendment to the Advisory Agreement, both to provide for the management of the Small Company Value Trust were approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on September 26, 1997. The Rosenberg Subadvisory Agreement was approved by the sole shareholder of the Small Company Value Trust on September 30, 1997.

            Change of Control of Salomon Brothers Asset Management Inc

On November 17, 1997, the Trustees appointed Salomon Brothers Asset Management Inc ("SaBAM") pursuant to a new subadvisory agreement ("SaBAM Subadvisory Agreement") to manage the U.S. Government Securities and Strategic Bond Trusts effective upon the change of control of SaBAM with Travelers becoming the ultimate parent company of SaBAM. This change of control occurred on November 28, 1997. In addition, on November 17, 1997 the Trustees approved a new subadvisory consulting agreement with Salomon Brothers Asset Management Limited ("SaBAM Limited") ("Subadvisory Consulting Agreement") to provide certain advisory services to SaBAM with regard to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Trust. The SaBAM Subadvisory Agreement and Subadvisory Consulting Agreement were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements, on November 17, 1997. SaBAM had previously managed the U.S. Government Securities and Strategic Bond Trusts pursuant to a Subadvisory Agreement dated January 1, 1996. SaBAM Limited had previously provided certain advisory services to SaBAM with regard to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Trust pursuant to a Subadvisory Consulting Agreement dated January 1, 1996.

            Change of Control of Founders Asset Management, Inc.

            On December 11, 1997, the Trustees appointed Founders Asset Management LLC ("Founders") pursuant to a new subadvisory agreement (the "Founders Subadvisory Agreement") to manage the International Small Cap, Growth, Worldwide Growth and Balanced Trusts, effective upon the merger of Founders Asset Management, Inc. with and into Founders Asset Management LLC which occurred on April 4, 1998. The Founders Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on December 11, 1997. Founders Asset Management, Inc., previously managed these Trusts pursuant to a Subadvisory Agreement dated January 4, 1996, as amended June 20, 1996 and December 31, 1996.

            Change of Control of Oechsle International Advisors, L.P.

            On June 29, 1998, the Trustees appointed Oechsle International Advisors, LLC ("Oechsle LLC") pursuant to a new subadvisory agreement (the "Oechsle LLC Subadvisory Agreement") to manage the Global Government Bond Trust. The Oechsle LLC Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on June 29, 1998, effective upon the reorganized and recapitalized Oechsle International Advisors, L.P. which occurred on October 8, 1998. Oechsle International Advisors, L.P. previously managed the Global Government Bond Trust pursuant to a Subadvisory Agreement dated January 1, 1996.

            Change of Control of Rosenberg Institutional Equity Management

            On December 17, 1998, the Trustees appointed AXA Rosenberg Investment Management LLC ("AXA Rosenberg") pursuant to a new subadvisory agreement ("AXA Rosenberg Subadvisory Agreement") to manage the Small Company Value Trust. The AXA Rosenberg Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on December 17, 1998, effective upon the succession of the business and affairs of Rosenberg Institutional Equity Management to AXA Rosenberg Investment Management LLC, which occurred on January 1, 1999. Rosenberg Institutional Equity Management previously managed the Small Company Value Trust pursuant to a Subadvisory Agreement dated October 1, 1997.

            Resignation/Termination of Certain Subadvisers Effective May 1, 1999

            Effective May 1, 1999, the following subadvisers have resigned from managing the portfolios indicated:

Fidelity Management Trust Company          Conservative Asset Allocation Trust

Fidelity Management Trust Company          Moderate Asset Allocation Trust

Founders Asset Management LLC              Growth Trust

Founders Asset Management LLC              Worldwide Growth Trust

J.P. Morgan Investment Management, Inc.    International Growth and Income Trust

Manufacturers Adviser Corporation          Capital Growth Bond Trust

Oechsle International Advisors, LLC        Global Government Bond Trust

Pilgrim Baxter & Associates, Ltd.          Pilgrim Baxter Growth Trust

Warburg Pincus Asset Management, Inc.      Emerging Small Company Trust

            Effective May 1, 1999, the subadvisory agreement with Fred Alger Management, Inc. relating to the Small/Mid Cap Trust (now the Mid Cap Growth Trust) was terminated.

            New Subadvisers to Manage Certain Portfolios Effective May 1, 1999

            On March 26, 1999, the Trustees made the following appointments:

      - A I M Capital Management, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

            Mid Cap Growth Trust (formerly, the Small/Mid Cap Trust), Aggressive Growth Trust (formerly, the Pilgrim Baxter Growth Trust)

- Capital Guardian Trust Company was appointed, pursuant to a new subadvisory agreement, to manage:

            Small Company Blend Trust
            U.S. Large Cap Value Trust
            Income & Value Trust (formerly the Moderate Asset Allocation Trust) Diversified Bond Trust (formerly the Conservative Asset Allocation
             Trust)

- Fidelity Management Trust Company was appointed, pursuant to a new subadvisory agreement, to manage the Overseas Trust and the Large Cap Growth Trust. On April 30, 2001, Fidelity Management & Research Company
      (FMR) assumed responsibility for management of these Trusts and the Strategic Opportunities Trust from Fidelity Management Trust Company.

- Franklin Advisers, Inc. was appointed, pursuant to a new subadvisory agreement, to manage the Emerging Small Company Trust.

- Pacific Investment Management Company (PIMCO) was appointed, pursuant to a new subadvisory agreement, to manage:

            Global Bond Trust (formerly, the Global Government Bond Trust) Total Return Trust

- State Street Global Advisors was appointed, pursuant to a new subadvisory agreement, to manage the Growth Trust.

- Templeton Investment Counsel, Inc. was appointed, pursuant to a new subadvisory agreement, to manage the International Value Trust.

- Wellington Management Company, LLP was appointed, pursuant to a new subadvisory agreement, to manage the Mid Cap Stock Trust.

Such Subadvisory Agreements to provide for the management of the newly-established portfolios, were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements, on March 26, 1999 and by the sole shareholder of each portfolio on May 1, 1999.

            Appointment of SSgA as Subadviser Consultant for the Lifestyle Trusts Effective May 1, 2000

            On December 16, 1999, the Trustees appointed SSgA pursuant to a new subadvisory consulting agreement ("SSgA Subadvisory Consulting Agreement") between MFC and SSgA to provide MFC subadvisory consulting services in the management of the Lifestyle Trusts. The SSgA Subadvisory Consulting Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on December 16, 1999, effective May 1, 2000, subject to the approval of shareholders of the applicable Lifestyle Trust.

            Change of Control of Rowe Price-Fleming International, Inc.

            On June 22, 2000, the Trustees appointed T. Rowe Price International, Inc. ("T. Rowe International") pursuant to a new subadvisory agreement ("T. Rowe International Subadvisory Agreement") to manage the International Stock Trust. The T. Rowe International Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on June 22, 2000, effective upon the purchase by T. Rowe Price of the 50% joint venture interest in Rowe Price-Fleming International, Inc. owned by Robert Fleming Holdings Limited, which occurred on August 8, 2000. Rowe Price-Fleming International, Inc. previously managed the International Stock Trust pursuant to a Subadvisory Agreement dated December 31, 1996.

            Appointment of Jennison Associates, LLC to Manage the Capital Appreciation Trust

            On September 28, 2000, the Trustees appointed Jennison Associates, LLC ("Jennison") to manage the Capital Appreciation Trust pursuant to a new subadvisory agreement (the "Jennison Subadvisory Agreement"). The Jennison Subadvisory Agreement and an amendment to the Advisory Agreement, both to provide for the management of the Capital Appreciation Trust were approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on September 29, 2000. The Jennison Subadvisory Agreement was approved by the sole shareholder of the Capital Appreciation Trust on November 1, 2000.

            Resignation/Termination of Certain Subadvisers Effective April 30, 2001

            Effective April 30, 2001, the following subadvisers have resigned from managing the portfolios indicated:

AXA Rosenberg Investment Management LLC     Small Company Value Trust

Morgan Stanley Asset Management             Global Trust (formerly, the Global
                                              Equity Trust)

Manufacturers Adviser Corporation           Real Estate Securities Trust

            New Subadvisers to Manage Certain Portfolios Effective April 30,
2001

            On April 5 and 6, 2001, the Trustees made the following appointments:

      - Cohen & Steers Capital Management, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:


                  Real Estate Securities Trust

      - Davis Advisers was appointed, pursuant to a new subadvisory agreement, to manage:

         Financial Services Trust
         Fundamental Value Trust

      - The Dreyfus Corporation was appointed, pursuant to a new subadvisory agreement, to manage:

         All Cap Value Trust

      - INVESCO Funds Group, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

         Telecommunications Trust
         Mid Cap Growth Trust

      - Lord, Abbett & Co. was appointed, pursuant to a new subadvisory agreement, to manage:

         Mid Cap Value Trust

      - Manufacturers Adviser Corporation was appointed, pursuant to an amendment to its existing subadvisory agreement, to manage Quantitative Mid Cap Trust. If approved by shareholders, MFC will also manage the Balanced Trust effective May 4, 2001.

      - Massachusetts Financial Services Company was appointed, pursuant to a new subadvisory agreement, to manage:

         Strategic Growth Trust
         Capital Opportunities Trust
         Utilities Trust

      - Putnam Investment Management, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

            Mid Cap Opportunities Trust
            Global Trust (formerly ,the Global Equity Trust)

      - T. Rowe Price Associates, Inc. was appointed, pursuant to an amendment to its existing subadvisory agreement, to manage:

            Small Company Value Trust

            New Subadvisers to Manage Certain Portfolios Effective July 16, 2001

            On June 28-29, 2001, the Trustees made the following appointments:

      - Allegiance Capital,Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

            High Grade Bond Trust

      - Kayne Anderson Rudnick Investment Management, LLC was appointed, pursuant to a new subadvisory agreement, to manage:

            Small-Mid Cap Trust

      - Lazard Asset Management was appointed, pursuant to a new subadvisory agreement, to manage:

            International Equity Select Trust

            Global Equity Select Trust

      - NavellierManagement, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

            Small-Mid Cap Growth Trust

      - Rorer Asset Management, LLC was appointed, pursuant to a new subadvisory agreement, to manage:

            Core Value Trust

      - Roxbury Capital Management, LLC was appointed, pursuant to a new subadvisory agreement, to manage:

            Select Growth Trust

            Subadviser Changes Effective November 25, 2002

            On September 27, 2002, the Board of Trustees of the Trust approved the following subadviser changes effective November 25, 2002:

Portfolio                                 Current Subadviser                      Proposed New Subadviser
-----------------------------------------------------------------------------------------------------------------
Real Estate Securities Trust              Cohen & Steers Management, Inc          Deutsche Asset Management, Inc.
Dynamic Growth Trust                      Janus Capital Management LLC            Deutsche Asset Management, Inc.
Growth Trust                              SSgA Funds Management, Inc.             Deutsche Asset Management, Inc.
International Stock Trust                 T. Rowe Price International, Inc.       Deutsche Asset Management
                                                                                  Investment Services Ltd.

In addition, the Board also approved replacing SSgA Funds Management, Inc. as sub-subadviser to the Lifestyle Trusts with Deutsche Asset Management, Inc. effective November 25, 2002. MFC Global Fund Management (U.S.A.) Limited will continue as subadviser to the Lifestyle Trusts.

The Board also approved changing the name of the Growth Trust to All Cap Core Trust and changing the portfolios investment policies to investing in equity securities of all asset classes (small, mid and large cap) focusing primarily on those stocks within the Russell 3000 index.

            Changes Effective May 1, 2003

                        Subadviser Changes

            On April 2, 2003, the Board of Trustees of the Trust approved the following subadviser changes effective May 1, 2003:

Portfolio                                 Current Subadviser                      Proposed New Subadviser
------------------------------------------------------------------------------------------------------------------------
High Yield Trust                          Miller Anderson                         Salomon Brothers Asset Management Inc.
All Cap Value Trust                       The Dreyfus Corporation                 Lord Abbett & Co.
International Small Cap Trust             Founders Asset Management LLC           Templeton Investment Counsel, Inc.

            Portfolio Mergers

            On April 2, 2003, the Trustees approved the following mergers effective May 5, 2003.

Telecommunications Trust to merge into the Science & Technology Trust Internet Trust to merge into the Science & Technology Trust
Mid Cap Growth Trust to merge into the Dynamic Growth Trust
Mid Cap Opportunities Trust to merge into the Dynamic Growth Trust.

            New Portfolios

            On April 2, 2003, the Trustees made the following appointments:

      - Wellington Management Company, LLP. was appointed, pursuant to a new subadvisory agreement, to manage:

            Natural Resources Trust

      - Pacific Investment Management Company was appointed, pursuant to a new subadvisory agreement, to manage:

            Real Return Bond Trust

      - A I M Capital Management, Inc.. was appointed, pursuant to a new subadvisory agreement, to manage:

            Mid Cap Core Trust

      - Mercury Advisers was appointed, pursuant to a new subadvisory agreement, to manage:

            Large Cap Value Trust

      - MFC Global Investment Management (U.S.A.) Limited was appointed, pursuant to a new subadvisory agreement, to manage:

            Quantitative All Cap Trust
            Emerging Growth Trust

      - Salomon Brothers Asset Management Inc was appointed, pursuant to a new subadvisory agreement, to manage:

            Special Value Trust

      - Munder Capital Management was appointed, pursuant to a new subadvisory agreement, to manage:

            Small Cap Opportunities Trust

            New Portfolios

            On June 26, 2003, the Trustees made the following appointment:

      - Great Companies, L.L.C. was appointed, pursuant to a new subadvisory agreement, to manage:

            Great Companies - America Trust

            Portfolio Mergers

            On April 1, 2004, the Trustees approved the following mergers effective May 1, 2004.

            Global Quantitative Equity Trust into U.S. Large Cap Trust Balanced Trust into Income & Value Trust

            New Portfolios

            On April 2, 2004, the Trustees made the following appointments:

      - American Century Investment Management, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

            Small Company Trust

      - Legg Mason Fund Management, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

            Core Equity Trust

      - Pzena Investment Management, LLC was appointed, pursuant to a new subadvisory agreement, to manage:

            Classic Value Trust

- MFC Global Investment Management (U.S.A.) Limited was appointed, pursuant to a new subadvisory agreement, to manage:

            Quantitative Value Trust

            Sustainable Growth Advisers, LP was appointed, pursuant to a new subadvisory agreement, to manage:

            U.S. Global Leaders Growth Trust

      - John Hancock Advisers, LLC was appointed, pursuant to a new subadvisory agreement, to manage:

            Strategic Income Trust

THE ADVISORY AGREEMENT

            Duties of the Adviser and Expenses Paid by the Adviser. Under the terms of the Advisory Agreement, the Adviser administers the business and affairs of the Trust. The Adviser is responsible for performing or paying for various administrative services for the Trust, including providing at the Adviser's expense:

            - office space and all necessary office facilities and equipment, and

            - individuals who are directors, officers or employees of the Adviser to serve (if duly elected or appointed) as Trustees, President, Treasurer or Secretary of the Trust, without remuneration from or other cost to the Trust.

            The Adviser shall, at the Trust's expense, perform all administrative, compliance, financial, accounting, bookkeeping and recordkeeping functions, except for those functions that may be performed by a third party pursuant to a custodian, transfer agency or service agreement executed by the Trust. The Adviser shall also furnish to the Trust, at the Trust's expense, any personnel necessary for these functions.

            The Adviser pays the cost of any advertising or sales literature relating solely to the Trust, the cost of printing and mailing Prospectuses to persons other than current holders of Trust shares or of variable contracts funded by Trust shares.

            In addition to providing the services described above, the Adviser selects, contracts with, and compensates subadvisers to manage the investment and reinvestment of the assets of the Trust portfolios. The Adviser monitors the compliance of such subadvisers with the investment objectives and related policies of each portfolio, and reviews the performance of such subadvisers and reports periodically on such performance to the Trustees of the Trust.

                  Adviser Compensation. As compensation for its services, the Adviser receives a fee from the Trust computed separately for each portfolio. The fee for each portfolio is stated as an annual percentage of the current value of the net assets of such portfolio. The fee, which is accrued and paid daily, is calculated for each day by multiplying the daily equivalent of the annual percentage prescribed for a portfolio by the value of its net assets at the close of business on the previous business day of the Trust. The management fees each portfolio currently is obligated to pay the Adviser is as set forth in the Prospectus.

            For the years ended December 31, 2003, 2002 and 2001 the aggregate investment advisory fee paid by the Trust under the fee schedule then in effect, absent the expense limitation provision, was $141,649,396, $124,983,859 and $158,493,009 allocated among the portfolios as follows:

                           PORTFOLIO                                    2003            2002           2001
                           ---------                                    ----            ----           ----
Science & Technology Trust                                           $4,681,446     $ 4,665,496     $ 9,777,934
Pacific Rim Trust (formerly, Pacific Rim Emerging Markets Trust)        429,130         416,583         569,417
Health Sciences Trust                                                 1,092,397         656,558         178,264(1)
Emerging Growth Trust                                                    25,370(2)          N/A             N/A
Aggressive Growth Trust                                               2,206,081       2,266,076       3,333,853
Emerging Small Company Trust                                          3,373,559       3,336,408       4,812,040
Small Company Blend Trust                                             1,426,321       1,494,287       1,310,363
Dynamic Growth Trust                                                  1,127,166         948,024       1,333,584
Mid Cap Stock Trust                                                   2,065,374       1,278,522       1,156,805
Natural Resources Trust                                                 689,622(2)          N/A             N/A
All Cap Growth Trust                                                  4,162,214       4,069,913       6,696,156
Strategic Opportunities Trust                                         3,670,593       5,384,080      10,518,817
Financial Services Trust                                                515,197         322,434          84,457(1)
International Stock Trust                                             2,614,274       2,300,890       2,820,263
Overseas Trust                                                        2,941,631       3,200,426       4,303,036
International Small Cap Trust                                         1,862,419       1,256,297       2,047,647
International Value Trust                                             2,527,140       2,139,146       1,754,852
Quantitative Mid Cap Trust                                              614,214         593,460         536,941(1)
Mid Cap Core Trust                                                      180,602(2)          N/A             N/A
Global Trust (formerly, Global Equity Trust)                          2,708,494       3,315,325       5,441,314
Strategic Growth Trust                                                1,488,580         829,861         341,869(1)
Capital Appreciation Trust                                            1,114,821         445,057         219,568
Quantitative All Cap Trust                                               15,620(2)          N/A             N/A
All Cap Core Trust (formerly, Growth Trust)                           1,746,290       2,742,752       4,516,825
Large Cap Growth Trust                                                3,321,396       3,423,377       4,373,161
Quantitative Equity Trust                                             1,507,407       2,089,973       3,549,317
Blue Chip Growth Trust                                                9,155,555       9,826,268      14,947,138
U.S. Large Cap Trust (formerly, U.S. Large Cap Value Trust)           3,463,143       3,733,512       3,973,517
Strategic Value Trust (formerly, Capital Opportunities Trust)           666,775         294,657         104,520(1)
Large Cap Value Trust                                                    35,746(2)          N/A             N/A
Utilities Trust                                                         298,813         164,770          75,125(1)
Real Estate Securities Trust                                          2,765,858       1,851,450       1,681,267
Small Cap Opportunities Trust                                           258,418(2)          N/A             N/A
Small Company Value Trust                                             3,737,802       2,957,847       1,568,527
Special Value Trust                                                      71,496(2)          N/A             N/A
Mid Cap Value Trust                                                   2,831,730       1,457,860         228,711(1)
Value Trust                                                           1,628,789       2,118,815       2,384,288
All Cap Value Trust                                                   1,175,734         263,705          77,758(1)

Equity Index Trust                                                      185,625         224,244         263,993
Fundamental Value Trust                                               3,165,632       1,374,382         330,440(1)
Growth & Income Trust                                                 8,314,092      10,344,977      19,161,761
Great Companies - America                                                 7,159(3)          N/A             N/A
Equity-Income Trust                                                   9,193,136       8,247,458       9,253,824
Income & Value Trust                                                  3,432,039       3,319,917       4,325,874
Balanced Trust                                                          826,923         878,703       1,380,116
Global Allocation Trust (formerly, Tactical Allocation Trust)           498,796         539,276         536,962
High Yield Trust                                                      3,904,182       2,233,481       2,225,724
Strategic Bond Trust                                                  3,254,319       2,094,467       2,434,979
Global Bond Trust                                                     1,481,608         822,503         835,163
Diversified Bond Trust                                                2,209,424       1,986,097       1,817,049
Investment Quality Bond Trust                                         2,581,493       2,261,282       2,299,238
Total Return Trust                                                    8,627,857       6,101,938       4,137,218
Real Return Bond Trust                                                  801,605(2)          N/A             N/A
U.S. Government Securities Trust                                      4,213,924       3,682,285       2,867,055
Money Market Trust                                                    5,235,724       5,570,401       6,098,304
Small Cap Index Trust                                                   402,004         226,496         217,964
International Index Trust                                               288,461         213,457         260,680
Mid Cap Index Trust                                                     489,790         333,250         228,135
Total Stock Market Index Trust                                          405,708         257,467         335,107
500 Index Trust                                                       3,290,414       2,771,998       3,685,814
Lifestyle Aggressive 1000 Trust                                         180,863         124,563         106,769
Lifestyle Growth 820 Trust                                              650,210         427,852         329,528
Lifestyle Balanced 640 Trust                                            747,831         461,188         334,001
Lifestyle Moderate 460 Trust                                            302,152         183,153         127,899
Lifestyle Conservative 280 Trust                                        220,906         140,649          91,970
Small-Mid Cap Growth Trust                                               17,676          17,743          12,025(4)
Small-Mid Cap Trust                                                   1,019,650          92,013          14,149(4)
International Equity Select Trust                                       719,514          73,387          13,671(4)
Select Growth Trust                                                      20,260          19,368          12,265(4)
Global Equity Select Trust                                               24,336          24,651          13,995(4)
Core Value Trust                                                         22,738          21,594          13,152(4)
High Grade Bond Trust                                                   716,128          69,790          10,851(4)

(1) For the period April 30, 2001 (commencement of operations) to December 31, 2001.

(2) For the period May 5, 2003 (commencement of operations) to December 31,
2003.

(3) For the period August 4, 2003 (commencement of operations) to December 31, 2003.

(4) For the period July 16, 2001 (commencement of operations) to December 31,
2001

THE SUBADVISORY AGREEMENTS

            Duties of the Subadvisers. Under the terms of each of the current subadvisory agreements, including the SaBAM Limited Consulting Agreement, the Deutsche Subadvisory Consulting Agreement and the FMR sub-subadvisory Agreement (collectively "Subadvisory Agreements"), the Subadviser manages the investment and reinvestment of the assets of the assigned portfolios, subject to the supervision of the Trust's Board of Trustees and the Adviser. (In the case of the SaBAM Limited Consulting Agreement, the Deutsche Subadvisory Consulting Agreement and the FMR Sub-subadvisory Agreement), the activities of the Subadviser are also subject to the supervision of SaBAM, MFC Global Investment Management (U.S.A.) Limited. ("MFC Global (U.S.A.)") and FMR, respectively.) The Subadviser formulates a continuous investment program for each such portfolio consistent with its investment objectives and policies outlined in the Prospectus. Each Subadviser implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Board of Trustees of the Trust with respect to the implementation of such programs. (In the case of the Deutsche Subadvisory Consulting Agreement for the Lifestyle Trusts, Deutsche does not purchase and sell securities but rather provides information and services to MFC Global (U.S.A.) to assist MFC Global (U.S.A.) in this process as noted below.) Each Subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the assigned portfolios.

      The information and services Deutsche provides to MFC Global (U.S.A.) pursuant to the Subadvisory Consulting Agreement for the Lifestyle Trusts are as follows:

a. Deutsche will provide MFC Global (U.S.A.) the following information and services as may be requested by MFC Global (U.S.A.) from time to time:

            - calculate the probability that the subadvisers to the nonLifestyle Trust portfolios outperform their performance benchmarks;

            - perform statistical performance analysis of historical manager returns for managers that MFC Global (U.S.A.) would like to include in its potential line up on a quarterly basis;

            - using Deutsche's proprietary optimization technology, Deutsche will seek to optimize Lifestyle Trust investments consistent with the performance objective specified by the Subadviser (i.e. the probability of out-performing a benchmark, minimum shortfall relative to the benchmark, and specification of the benchmark for each Lifestyle Trust, and any constraints that MFC Global (U.S.A.) may specify on allocations to nonLifestyle Portfolios) on a quarterly basis;

            - consult with MFC Global (U.S.A.) to explain proposed allocations on a quarterly basis and review past performance of the Lifestyle Trusts provided that Deutsche is given information on the performance of these Lifestyle Trusts and the actual allocations implemented.

      Subadvisory Fees. As compensation for their services, the Subadvisers receive fees from the Adviser computed separately for each portfolio. In respect of the two subadvisory consulting agreements, the subadvisory fees are paid by the Subadviser to the entity providing the consulting services as described below. The fee for each portfolio is stated as an annual percentage of the current value of the net assets of the portfolio. The fees are calculated on the basis of the average of all valuations of net assets of each portfolio made at the close of business on each business day of the Trust during the period for which such fees are paid. Once the average net assets of a portfolio exceed specified amounts, in the case of certain portfolios, the fee is reduced with respect to such excess.

      SaBAM Limited Subadvisory Consulting Agreement. The Prospectus refers to a subadvisory consulting agreement between SaBAM and SaBAM Limited which is subject to certain conditions as set forth in the Prospectus. Under that agreement SaBAM Limited provides certain investment advisory services to SaBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Trust.

            Ownership of SaBAM Limited. SaBAM Limited is a wholly owned subsidiary of Salomon Brothers Europe Limited ("SBEL"). Salomon (International) Finance AG ("SIF") owns 100% of SBEL's Convertible Redeemable Preference Shares and 36.8% of SBEL's Ordinary Shares, while the remaining 63.2% of SBEL's Ordinary Shares are owned by Salomon Brothers Holding Company Inc. ("SBH"). SIF is wholly owned by SBH, which is, in turn, a wholly owned subsidiary of Salomon Smith Barney Holdings Inc.

            Fee Paid to SaBAM Limited. SaBAM pays SaBAM Limited, as full compensation for all services provided under the subadvisory consulting agreement, a portion of its subadvisory fee. The amount paid to SaBAM Limited is equal to the fee payable under SaBAM's subadvisory agreement multiplied by the current value of the net assets of the portion of the assets of the Strategic Bond Trust that SaBAM Limited has been delegated to manage divided by the current value of the net assets of the portfolio. The Trust does not incur any expenses in connection with SaBAM Limited's services other than the advisory fee.

      DeAM Subadvisory Consulting Agreement for the Lifestyle Trusts. The Prospectus refers to a subadvisory consulting agreement between MFC Global (U.S.A.) and DeAM for the provision of subadvisory consulting services to MFC Global (U.S.A.) in regards to the Lifestyle Trusts. A portion of the subadvisory fee paid to MFC Global (U.S.A.) by the Adviser is paid by MFC Global (U.S.A.) to DeAM. The Lifestyle Trusts do not incur any expenses in connection with DeAM's services other than the advisory fee.

      FMR Sub-Subadvisory Agreement for the Portfolios Managed by FMR. The Prospectus refers to a sub-subadvisory agreement between FMR and FMR Co., Inc.
(FMRC) for the provision of subadvisory consulting services to FMR in regards to the Trust portfolios managed by FMR. These portfolios do not incur any expenses in connection with FMRC's services other than the advisory fee.

Control of FMR's Investment Advisers. FMR Corp., organized in 1972, is the ultimate parent company of FMR and FMRC. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward
C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

Davis Administrative Service Agreement. The Adviser has entered into an Administrative Service Agreement with Davis Selected Advisers, L.P. ("Davis") pursuant to which Davis will pay the Adviser an administrative service fee of ..05% of the average net assets of the Fundamental Value Trust and the Financial Services Trust for administrative and investor support services provided by the Adviser to these Trust portfolios. For the year ended December 31, 2003, Davis paid the Adviser $239,747 under this agreement.

      Amount of Subadvisory Fees Paid. For the years ended December 31, 2003, 2002 and 2001, the Adviser paid aggregate subadvisory fees of $68,068,230, $59,433,478 and $61,895,879, respectively, allocated among the portfolios as follows:

                           PORTFOLIO                                     2003           2002           2001
                           ---------                                     ----           ----           ----
Science & Technology Trust                                           $2,949,737     $2,936,062     $5,138,967
Pacific Rim Trust (formerly, Pacific Rim Emerging Markets Trust)        214,565        208,292        259,461
Health Sciences Trust                                                   689,935        414,668         97,235(1)
Emerging Growth Trust                                                    12,685(2)         N/A            N/A
Aggressive Growth Trust                                               1,297,695      1,332,986      1,666,926
Emerging Small Company Trust                                          2,061,619      2,038,916      2,540,882
Small Company Blend Trust                                               871,641        913,175        686,381
Dynamic Growth Trust                                                    663,039        557,661        716,792
Mid Cap Stock Trust                                                   1,124,866        700,917        544,005
Natural Resources Trust                                                 427,802(2)         N/A            N/A
All Cap Growth Trust                                                  2,334,274      2,279,553      3,131,934
Strategic Opportunities Trust                                         1,835,297      2,692,040      4,331,277
Financial Services Trust                                                294,227        181,369         40,006(1)
International Stock Trust                                             1,537,808      1,353,465      1,342,982
Overseas Trust                                                        1,838,519      2,000,266      2,264,756
International Small Cap Trust                                         1,163,891        793,451      1,132,002
International Value Trust                                             1,416,193      1,234,211        895,732
Quantitative Mid Cap Trust                                              283,483        273,905        201,353(1)
Mid Cap Core Trust                                                      103,021(2)         N/A            N/A
Global Trust (formerly, the Global Equity Trust)                      1,615,334      1,922,152      2,451,939
Strategic Growth Trust                                                  793,909        442,593        151,942(1)
Capital Appreciation Trust                                              594,571        237,364         97,586
Quantitative All Cap Trust                                                7,209(2)         N/A            N/A
All Cap Core Trust (formerly, Growth Trust)                             873,145      1,371,372      1,938,374
Large Cap Growth Trust                                                1,771,411      1,825,801      1,999,159
Quantitative Equity Trust                                               628,086        870,822      1,004,401
Blue Chip Growth Trust                                                4,702,778      5,038,134      6,228,855
U.S. Large Cap Trust (formerly, U.S. Large Cap Value Trust)           1,791,281      1,938,134      1,816,117
Strategic Value Trust (formerly, Capital Opportunities Trust)           355,613        157,151         46,453(1)
Large Cap Value Trust                                                    21,448(2)         N/A            N/A
Utilities Trust                                                         159,367         87,878         33,389(1)
Real Estate Securities Trust                                          1,152,441        823,858        599,225
Small Cap Opportunities Trust                                           157,922(2)         N/A            N/A
Small Company Value Trust                                             2,490,762      1,971,898        890,490
Special Value Trust                                                      43,692(2)         N/A            N/A

Mid Cap Value Trust                                                   1,556,923        816,720        108,337(1)
Value Trust                                                             744,667        960,279        845,679
All Cap Value Trust                                                     629,802        148,334         36,833(1)
Equity Index Trust                                                       74,250         89,698        105,597
Fundamental Value Trust                                               1,724,118        769,670        156,446(1)
Growth & Income Trust                                                 3,019,228      3,628,493      4,332,352
Great Companies - America                                                 3,818(3)         N/A            N/A
Equity-Income Trust                                                   4,721,559      4,248,480      3,951,530
Income & Value Trust                                                  1,829,324      1,773,934      1,871,824
Balanced Trust                                                          316,608        335,438        476,555
Global Allocation Trust (formerly, Tactical Allocation Trust)           266,025        287,614        238,650
High Yield Trust                                                      1,647,921        982,731        842,976
Strategic Bond Trust                                                  1,418,340(5)     921,566(6)     910,477(7)
Global Bond Trust                                                       617,337        342,709        377,884
Diversified Bond Trust                                                  920,593        868,637        730,683
Investment Quality Bond Trust                                           766,688        678,332        680,593
Total Return Trust                                                    3,594,941      2,542,474      1,409,587
Real Return Bond Trust                                                  334,002(2)         N/A            N/A
U.S. Government Securities Trust                                      1,325,317      1,207,174        806,281
Money Market Trust                                                      449,184        468,309        518,932
Small Cap Index Trust                                                    42,881         24,159         16,610
International Index Trust                                                50,481         37,355         33,178
Mid Cap Index Trust                                                      52,244         35,547         17,382
Total Stock Market Index Trust                                           43,275         27,463         25,532
500 Index Trust                                                         137,744        123,920        120,206
Lifestyle Aggressive 1000 Trust                                         180,863        140,649        106,769
Lifestyle Growth 820 Trust                                              650,210        183,153        329,528
Lifestyle Balanced 640 Trust                                            747,831        461,188        334,001
Lifestyle Moderate 460 Trust                                            302,152        427,852        127,899
Lifestyle Conservative 280 Trust                                        220,906        124,563         91,970
Small-Mid Cap Growth Trust                                                9,943          9,981          5,411(4)
Small-Mid Cap Trust                                                     643,990         58,113          7,718(4)
International Equity Select Trust                                       439,703         44,848          7,161(4)
Select Growth Trust                                                      11,396         10,894          5,810(4)
Global Equity Select Trust                                               14,872         15,064          7,331(4)
Core Value Trust                                                         12,790         12,147          5,919(4)
High Grade Bond Trust                                                   267,038         27,896          3,617(4)

(1) For the period April 30, 2001 (commencement of operations) to December 31, 2001.

(2) For the period May 5, 2003 (commencement of operations) to December 31,
2003.

(3) For the period August 4, 2003 (commencement of operations) to December 31, 2003.

(4) For the period July 16, 2001 (commencement of operations) to December 31,
2001

(5)Of this amount, $XXX was paid by SaBAM to SaBAM Limited under the Subadvisory Consulting Agreement.

(6)Of this amount, $71,581 was paid by SaBAM to SaBAM Limited under the Subadvisory Consulting Agreement.

(7)Of this amount, $227,619 was paid by SaBAM to SaBAM Limited under the Subadvisory Consulting Agreement.

INFORMATION APPLICABLE TO BOTH THE ADVISORY AGREEMENT AND THE SUBADVISORY AGREEMENTS

      Expenses Paid by the Trust. Subject to the expense limitations discussed above, the Trust is responsible for the payment of all expenses of its organization, operations and business, except those that the Adviser or Subadvisers have agreed to pay pursuant to the Advisory or Subadvisory Agreements. Expenses borne by the Trust include:

      - reimbursement of the Adviser's expense of providing administrative, compliance, financial, accounting, bookkeeping and recordkeeping functions to the Trust,

      - charges and expenses of the custodian, independent accountants and transfer, bookkeeping and dividend disbursing agent appointed by the Trust;

      -     brokers' commissions;

      - issue and transfer taxes on securities transactions to which the Trust is a party;

      -     taxes and fees payable by the Trust; and

      - legal fees and expenses in connection with the affairs of the Trust, including registering and qualifying its shares with regulatory authorities and in connection with any litigation; and

      - costs for printing annual and semi-annual reports, prospectuses and proxy statements and mailing these documents to shareholders (including holders of variable contracts funded by Trust shares).

      Term of the Advisory Agreement and Each Subadvisory Agreement. The Advisory Agreement and each Subadvisory Agreement will initially continue in effect as to a portfolio for a period no more than two years from the date of its execution (or the execution of an amendment making the agreement applicable to that portfolio) and thereafter if such continuance is specifically approved at least annually either (a) by the Trustees or (b) by the vote of a majority of the outstanding voting securities of the Trust. In either event, such continuance shall also be approved by the vote of the majority of the Trustees who are not interested persons of any party to the Agreements.

      Any required shareholder approval of any continuance of any of the Agreements shall be effective with respect to any portfolio if a majority of the outstanding voting securities of that portfolio vote to approve such continuance even if such continuance may not have been approved by a majority of the outstanding voting securities of (a) any other portfolio affected by the Agreement or (b) all of the portfolios of the Trust.

      Failure of Shareholders to Approve Continuance of the Advisory Agreement or any Subadvisory Agreement. If the outstanding voting securities of any portfolio fail to approve any continuance of the Advisory Agreement or any Subadvisory Agreement, the party may continue to act as investment adviser or subadviser (as applicable) with respect to such portfolio pending the required approval of the continuance of such Agreement or a new agreement with either that party or a different adviser, or other definitive action. In the case of the Adviser, the compensation received during such period will be no more than the amount it would have received under the Advisory Agreement in respect of such portfolio.

      Termination of the Agreements. The Advisory Agreement and the Subadvisory Agreements may be terminated at any time without the payment of any penalty on 60 days' written notice to the other party or parties to the Agreements, and also to the Trust in the case of the Subadvisory Agreements. The following parties may terminate the agreements:

      -     the Board of Trustees of the Trust;

      - a majority of the outstanding voting securities of the Trust, or with respect to any portfolio, a majority of the outstanding voting securities of such portfolio;

      -     the Adviser,

      -     in the case of the Subadvisory Agreements, by the respective
            Subadviser.

The Agreements will automatically terminate in the event of their assignment.

      Amendments to the Agreements. The Advisory Agreement and the Subadvisory Agreements may be amended by the parties to the agreement provided the amendment is approved by the vote of a majority of the outstanding voting securities of the Trust (except as noted below) and by the vote of a majority of the Board of Trustees of the Trust who are not interested persons of the Trust, the Adviser or the applicable Subadviser.

      The required shareholder approval of any amendment shall be effective with respect to any portfolio if a majority of the outstanding voting securities of that portfolio vote to approve the amendment, even if the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other portfolio affected by the amendment or (b) all the portfolios of the Trust.

      As noted under "Subadvisory Arrangements" in the Prospectus, the Trust has received an order from the SEC permitting the Adviser to appoint a subadviser (other than an Affiliated Subadviser) or change a subadvisory fee or otherwise amendment a subadvisory agreement (other than for an Affiliated Subadviser) pursuant to an agreement that is not approved by shareholders.

      Approval of Advisory and Subadvisory Agreements by the Board of Trustees. The Board of Trustees of the Trust, including at least a majority of the disinterested trustees, have approved the Advisory Agreement and each of the Subadvisory Agreements. In connection with the approval of each of these agreements, the Board considered numerous factors, including:

   (i) the nature, quality and scope of the services provided by the Adviser or the Subadviser;

   (ii) performance information regarding the portfolios advised by the Adviser or Subadviser;

   (iii) performance information regarding the portfolios advised by the Adviser or Subadviser relative to funds with similar objectives and policies;

   (iv) the cost and expected profitability to the Adviser of providing portfolio management services to the portfolios;

   (v) the proposed advisory fee and subadvisory fee (including breakpoints) for each portfolio in relation to the fees of other comparable portfolios.

      At each meeting approving the Advisory Agreement or any of the Subadvisory Agreements the Board was provided with an analysis of its fiduciary obligations and had the assistance of independent legal counsel.

                          DISTRIBUTOR; RULE 12B-1 PLANS


      The Board of Trustees of the Trust have approved Rule 12b-1 Plans (the "Plans") for Series I shares (formerly referred to as Class A shares), Series II shares (formerly referred to as Class B shares) , Series III shares (also referred to as "Class R shares") and Series IIIA shares (Lifestyle Trusts only). The purpose of each Plan is to encourage the growth and retention of assets of each portfolio subject to a Plan. See "Lifestyle Trusts
- series IIIA" below for a discussion of Lifestyle Series IIIA shares.


      Series I shares of each portfolio (except the Equity Index Trust and the Lifestyle Trusts) are subject to a Rule 12b-1 fee of up to .15% of Series I share average daily net assets. Series II shares of each portfolio (except the Equity Index Trust and the Lifestyle Trusts) are subject to a Rule 12b-1 fee of up to .35% of Series II share average daily net assets. Series III shares of each portfolio (except the Equity Index Trust) are subject to a Rule 12b-1 fee of up to .50% of Series III share average daily net assets (.15% in the case of the Lifestyle Trusts).


      Except for the Additional Portfolios listed below, the Rule 12b-1 fee currently being charged is as follows:



Series I shares - .15% of the portfolio's Series I shares average daily net assets,
Series II shares - .35% of the portfolio's Series II average daily net assets, Series III shares - .50% of the portfolio's Series III average daily net assets (.15% in the case of the Lifestyle Trusts).



      For each of the Additional Portfolios listed below, the Rule 12b-1 fee currently being charged is as follows:



Series I shares - .05% of the portfolio's Series I shares average daily net assets,
Series II shares - .25% of the portfolio's Series II average daily net assets, Series III shares - .40% of the portfolio's Series III average daily net assets.



International Equity Index Trust A
Bond Index Trust A
Growth & Income Trust II
Mid Value Trust
Small Cap Value Trust
Small Cap Emerging Growth Trust
Overseas Equity Trust
Active Bond Trust
Short-Term Bond Trust
Managed Trust  (collectively, "Additional Portfolios")



Lifestyle Trust - Series IIIA shares. The Class IIIA shares are the same as the other classes of shares except for differences in class expenses, including Rule 12b-1 fees, and voting rights. Eligible investors for the Class IIIA shares are the same kinds of entities that are eligible investors for the Class III shares. The Trust intends to stop selling Class III shares to new eligible investors when it begins selling Class IIIA shares. The Trust will not sell Class IIIA shares before the Lifestyle Trusts begin investing solely in shares of the NAV class of underlying portfolios of the Trust. Series IIIA shares of each Lifestyle Trust are subject to a Rule 12b-1 fee of up to .65% of Series IIIA shares average daily net assets.

The Distributor enters into agreements with selling dealers to sell Series III shares of the Trust to qualified pension and profit-sharing plans pursuant to an integrated program of investment, record keeping, administrative and other plan services sponsored by the Distributor. The agreements also provide for the sale to plans of other funds participating in the program. The Distributor pays the selling dealer with respect to a plan as follows (or as the plan, the selling dealer and the Distributor may otherwise agree):

            A fee, payable weekly, equal to 1.00% of the first $5 million, 0.75% of the second $5 million, 0.50% of the third $5 million and 0.25% of the balance of the assets of the plan transferred or contributed to the program and invested in the Trust and other participating funds during the first year in which the plan participates in the program; and thereafter, a fee, payable monthly, at an rate equal to 0.25% annually of the net asset value of the share of the Trust and other participating funds held by the plan under the program.

            Rule 12b-1 fees are paid to the Trust's distributor and principal underwriter, Manulife Financial Services LLC (the "Distributor").

            To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-1 fees:

      - for any expenses relating to the distribution of the shares of the class,

      - for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and

      - for the payment of "service fees" that come within Rule 2830(d)(5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc.


Currently, each of Series I, Series II and Series III are paying a "service fees" of .15% of average daily net assets (.05% in the case of Series I shares of the Additional Portfolios described above). Series IIIA of each Lifestyle Trust will pay a "service fee" of .25% of average daily nets assets The service fee is paid to the Trust's Distributor which then may reallocate all or a portion of the service fee to one or more affiliated or unaffiliated parties which have agreed to provide with respect to the shares of the Trust the kinds of services encompassed by the term "personal service and/or the maintenance of shareholder accounts" as defined in Rule 2830(d)(5) of the Rules of Fair Practice of the NASD.


            Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a portfolio to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the Portfolio serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding paragraph; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives. Currently, all such payments are made to insurance companies affiliated with the Trust's Adviser and Distributor. However, payments may be made to nonaffiliated insurance companies in the future.

            This Plan authorizes any payments in addition to fees described above made by a portfolio to the Distributor or any of its affiliates, including the payment of any management or advisory fees, which may be deemed to be an indirect financing of distribution costs.




            The Plans may not be amended to increase materially the amount to be spent by a portfolio without such shareholder approval as is required by Rule 12b-1 under the 1940 Act (the "Rule"). All material amendments of a Plan must be approved in the manner described in the Rule. Each Plan shall continue in effect
(i) with respect to a portfolio only so long as the Plan is specifically approved for that Portfolio at least annually as provided in the Rule and (ii) only while (a) a majority of the Trustees are not interested persons (as defined in the Act) of the Trust, (b) incumbent disinterested Trustees select and nominate any new disinterested Trustees of the Trust and (c) any person who acts as legal counsel for the disinterested Trustees is an independent legal counsel. Each Plan may be terminated with respect to any Portfolio at any time as provided in the Rule.

            During the fiscal year ended December 31, 2003 the following amounts were paid pursuant to the Trust's Rule 12b-1 Plan:

                                 SERIES I SHARES

                                                                                          DISTRIBUTION
                                                                                           PAYMENT TO
                                                                                          MANUFACTURERS
                                                                                            FINANCIAL
                                                                          SERVICE FEE    SECURITIES LLC
                          PORTFOLIO                                         PAYMENTS    (THE DISTRIBUTOR)
                          ---------                                         --------    -----------------
Science & Technology Trust                                                $  688,402          N/A
Pacific Rim Trust (formerly, Pacific Rim Emerging Markets Trust)              79,023          N/A
Health Sciences Trust                                                        122,225          N/A
Emerging Growth Trust                                                          1,996          N/A
Aggressive Growth Trust                                                      347,061          N/A
Emerging Small Company Trust                                                 496,693          N/A
Small Company Blend Trust                                                    186,006          N/A
Dynamic Growth Trust                                                         160,981          N/A
Mid Cap Stock Trust                                                          309,384          N/A
Natural Resources Trust                                                       72,573          N/A
All Cap Growth Trust                                                         706,034          N/A
Strategic Opportunities Trust                                                763,520          N/A
Financial Services Trust                                                      63,339          N/A
International Stock Trust                                                    371,979          N/A
Overseas Trust                                                               466,309          N/A
International Small Cap Trust                                                252,280          N/A
International Value Trust                                                    335,597          N/A
Quantitative Mid Cap Trust                                                   134,712          N/A
Mid Cap Core Trust                                                            16,734          N/A
Global Trust (formerly, Global Equity Trust)                                 519,216          N/A
Strategic Growth Trust                                                       220,240          N/A
Capital Appreciation Trust                                                   156,574          N/A
Quantitative All Cap Trust                                                     1,690          N/A
All Cap Core Trust (formerly, Growth)                                        364,181          N/A
Large Cap Growth Trust                                                       574,908          N/A
Quantitative Equity Trust                                                    359,251          N/A
Blue Chip Growth Trust                                                     1,722,924          N/A
U.S. Large Cap Trust (formerly, U.S. Large Cap Value Trust)                  568,153          N/A
Strategic Value Trust (formerly, Capital Opportunities Trust)                 98,157          N/A
Large Cap Value Trust                                                          2,792          N/A
Utilities Trust                                                               40,492          N/A
Real Estate Securities Trust                                                 541,247          N/A
Small Cap Opportunities Trust                                                 28,076          N/A
Small Company Value Trust                                                    486,336          N/A
Special Value Trust                                                            8,349          N/A
Mid Cap Value Trust                                                          378,002          N/A
Value Trust                                                                  351,726          N/A
All Cap Value Trust                                                          164,852          N/A
Equity Index Trust                                                               N/A          N/A
Fundamental Value Trust                                                      443,198          N/A
Growth & Income Trust                                                      2,157,552          N/A
Great Companies - America                                                        N/A          N/A
Equity-Income Trust                                                        1,638,202          N/A
Income & Value Trust                                                         716,503          N/A
Balanced Trust                                                               201,015          N/A
Global Allocation Trust (formerly, Tactical Allocation Trust)                 84,189          N/A
High Yield Trust                                                             724,321          N/A

Strategic Bond Trust                                                         647,377          N/A
Global Bond Trust                                                            298,940          N/A
Diversified Bond Trust                                                       483,683          N/A
Investment Quality Bond Trust                                                675,698          N/A
Total Return Trust                                                         1,606,875          N/A
Real Return Bond Trust                                                       114,742          N/A
U.S. Government Securities Trust                                             948,886          N/A
Money Market Trust                                                         1,918,710          N/A
Small Cap Index Trust                                                        129,195          N/A
International Index Trust                                                     91,075          N/A
Mid Cap Index Trust                                                          158,827          N/A
Total Stock Market Index Trust                                               138,452          N/A
500 Index Trust                                                            1,205,928          N/A
Lifestyle Aggressive 1000 Trust                                                  N/A          N/A
Lifestyle Growth 820 Trust                                                       N/A          N/A
Lifestyle Balanced 640 Trust                                                     N/A          N/A
Lifestyle Moderate 460 Trust                                                     N/A          N/A
Lifestyle Conservative 280 Trust                                                 N/A          N/A
Small-Mid Cap Growth Trust                                                     3,314          N/A
Small-Mid Cap Trust                                                          118,505          N/A
International Equity Select Trust                                             88,826          N/A
Select Growth Trust                                                            3,799          N/A
Global Equity Select Trust                                                     4,056          N/A
Core Value Trust                                                               4,263          N/A
High Grade Bond Trust                                                        139,517          N/A
American Growth Trust                                                          1,117       $1,490
American International Trust                                                   1,093        1,457
American Growth-Income Trust                                                     322          429
American Blue Chip Income and Growth Trust                                       473          630

                                SERIES II SHARES

                                                                                         DISTRIBUTION
                                                                                          PAYMENT TO
                                                                                         MANUFACTURERS
                                                                                           FINANCIAL
                                                                         SERVICE FEE     SECURITIES LLC
                           PORTFOLIO                                      PAYMENTS      (THE DISTRIBUTOR)
                           ---------                                      --------      -----------------
Science & Technology Trust                                                $ 53,756          $ 71,674
Pacific Rim Trust (formerly, Pacific Rim Emerging Markets Trust)            12,932            17,243
Health Sciences Trust                                                       50,244            66,991
Emerging Growth Trust                                                        3,441             4,588
Aggressive Growth Trust                                                     42,247            56,330
Emerging Small Company Trust                                                65,565            87,420
Small Company Blend Trust                                                   51,714            68,952
Dynamic Growth Trust                                                        37,930            50,574
Mid Cap Stock Trust                                                         93,690           124,920
Natural Resources Trust                                                     39,635            52,848
All Cap Growth Trust                                                        77,369           103,157
Strategic Opportunities Trust                                               23,036            30,714
Financial Services Trust                                                    34,737            46,315
International Stock Trust                                                   89,363           119,150
Overseas Trust                                                              85,245           113,659
International Small Cap Trust                                               47,086            62,781

International Value Trust                                                  129,831           173,107
Quantitative Mid Cap Trust                                                   7,030             9,373
Mid Cap Core Trust                                                          16,515            22,020
Global Trust (formerly, Global Equity Trust)                                22,482            29,977
Strategic Growth Trust                                                      77,476           103,301
Capital Appreciation Trust                                                  66,390            88,521
Quantitative All Cap Trust                                                   1,915             2,552
All Cap Core Trust (formerly, Growth)                                       10,023            13,365
Large Cap Growth Trust                                                      89,371           119,161
Quantitative Equity Trust                                                   17,600            23,467
Blue Chip Growth Trust                                                     185,408           247,211
U.S. Large Cap Trust (formerly, U.S. Large Cap Value Trust)                148,359           197,813
Strategic Value Trust (formerly, Capital Opportunities Trust)               35,198            46,931
Large Cap Value Trust                                                        4,357             5,809
Utilities Trust                                                             19,271            25,694
Real Estate Securities Trust                                               150,210           200,280
Small Cap Opportunities Trust                                               14,993            19,992
Small Company Value Trust                                                  136,632           182,175
Special Value Trust                                                          3,567             4,755
Mid Cap Value Trust                                                        168,344           224,458
Value Trust                                                                 27,184            36,245
All Cap Value Trust                                                         69,118            92,156
Equity Index Trust                                                             N/A               N/A
Fundamental Value Trust                                                    185,305           247,074
Growth & Income Trust                                                      111,675           148,900
Great Companies - America                                                    1,432             1,909
Equity-Income Trust                                                        278,186           370,914
Income & Value Trust                                                        75,506           100,674
Balanced Trust                                                              17,691            23,589
Global Allocation Trust (formerly, Tactical Allocation Trust)               15,570            20,760
High Yield Trust                                                           242,643           323,524
Strategic Bond Trust                                                       139,466           185,955
Global Bond Trust                                                           71,460            95,279
Diversified Bond Trust                                                      68,670            91,561
Investment Quality Bond Trust                                              102,067           136,090
Total Return Trust                                                         549,988           733,319
Real Return Bond Trust                                                      85,656           114,209
U.S. Government Securities Trust                                           289,057           385,410
Money Market Trust                                                         324,417           432,556
Small Cap Index Trust                                                       31,605            42,139
International Index Trust                                                   17,097            22,796
Mid Cap Index Trust                                                         37,089            49,451
Total Stock Market Index Trust                                              23,831            31,775
500 Index Trust                                                            110,235           146,979
Lifestyle Aggressive 1000 Trust                                                N/A               N/A
Lifestyle Growth 820 Trust                                                     N/A               N/A
Lifestyle Balanced 640 Trust                                                   N/A               N/A
Lifestyle Moderate 460 Trust                                                   N/A               N/A
Lifestyle Conservative 280 Trust                                               N/A               N/A
Small-Mid Cap Growth Trust                                                     N/A               N/A
Small-Mid Cap Trust                                                         42,492            56,656
International Equity Select Trust                                           31,093            41,457
Select Growth Trust                                                            N/A               N/A
Global Equity Select Trust                                                     N/A               N/A

Core Value Trust                                                               N/A               N/A
High Grade Bond Trust                                                       52,947            70,595
American Growth Trust                                                      120,296           280,692
American International Trust                                               110,904           258,777
American Growth-Income Trust                                                75,489           176,139
American Blue Chip Income and Growth Trust                                 107,686           251,268

                                SERIES III SHARES

                                                                                           DISTRIBUTION
                                                                                            PAYMENT TO
                                                                                           MANUFACTURERS
                                                                                             FINANCIAL
                                                                           SERVICE FEE   SECURITIES LLC (THE
                           PORTFOLIO                                         PAYMENTS       DISTRIBUTOR)
                           ---------                                         --------       ------------
Science & Technology Trust                                                       $3             $8
Pacific Rim Trust (formerly, Pacific Rim Emerging Markets Trust)                  1              3
Health Sciences Trust                                                            15             36
Emerging Growth Trust                                                           - +            - +
Aggressive Growth Trust                                                         - +            - +
Emerging Small Company Trust                                                      2              4
Small Company Blend Trust                                                       N/A            N/A
Dynamic Growth Trust                                                            N/A            N/A
Mid Cap Stock Trust                                                             - +              2
Natural Resources Trust                                                         - +              2
All Cap Growth Trust                                                            - +              2
Strategic Opportunities Trust                                                   N/A            N/A
Financial Services Trust                                                        - +            - +
International Stock Trust                                                         1              1
Overseas Trust                                                                    2              4
International Small Cap Trust                                                     3              6
International Value Trust                                                       - +              1
Quantitative Mid Cap Trust                                                      N/A            N/A
Mid Cap Core Trust                                                              - +            - +
Global Trust (formerly, Global Equity Trust)                                    - +            - +
Strategic Growth Trust                                                          - +              1
Capital Appreciation Trust                                                      - +              1
Quantitative All Cap Trust                                                      - +            - +
All Cap Core Trust (formerly, Growth)                                           N/A            N/A
Large Cap Growth Trust                                                          N/A            N/A
Quantitative Equity Trust                                                       - +            - +
Blue Chip Growth Trust                                                            1              4
U.S. Large Cap Trust (formerly, U.S. Large Cap Value Trust)                     - +              1
Strategic Value Trust (formerly, Capital Opportunities Trust)                   - +            - +
Large Cap Value Trust                                                           N/A            N/A
Utilities Trust                                                                 - +            - +
Real Estate Securities Trust                                                      7             17
Small Cap Opportunities Trust                                                   - +            - +
Small Company Value Trust                                                       - +            - +
Special Value Trust                                                             - +            - +
Mid Cap Value Trust                                                             - +              2
Value Trust                                                                     N/A            N/A
All Cap Value Trust                                                               1              3
Equity Index Trust                                                              N/A            N/A
Fundamental Value Trust                                                           2              6

Growth & Income Trust                                                           - +              1
Great Companies - America                                                       N/A            N/A
Equity-Income Trust                                                               3              6
Income & Value Trust                                                            N/A            N/A
Balanced Trust                                                                  N/A            N/A
Global Allocation Trust (formerly, Tactical Allocation Trust)                   N/A            N/A
High Yield Trust                                                                  6             13
Strategic Bond Trust                                                              5             11
Global Bond Trust                                                                 2              4
Diversified Bond Trust                                                            2              6
Investment Quality Bond Trust                                                     8             20
Total Return Trust                                                              101            234
Real Return Bond Trust                                                            3              6
U.S. Government Securities Trust                                                 31             74
Money Market Trust                                                              755           1762
Small Cap Index Trust                                                             2              5
International Index Trust                                                       - +              1
Mid Cap Index Trust                                                             - +            - +
Total Stock Market Index Trust                                                  - +            - +
500 Index Trust                                                                   4              8
Lifestyle Aggressive 1000 Trust                                                   1            N/A
Lifestyle Growth 820 Trust                                                      - +            N/A
Lifestyle Balanced 640 Trust                                                     11            N/A
Lifestyle Moderate 460 Trust                                                    - +            N/A
Lifestyle Conservative 280 Trust                                                 46            N/A
Small-Mid Cap Growth Trust                                                      N/A            N/A
Small-Mid Cap Trust                                                               1              1
International Equity Select Trust                                               - +              1
Select Growth Trust                                                             N/A            N/A
Global Equity Select Trust                                                      N/A            N/A
Core Value Trust                                                                N/A            N/A
High Grade Bond Trust                                                             3              6
American Growth Trust                                                           N/A            N/A
American International Trust                                                    N/A            N/A
American Growth-Income Trust                                                    N/A            N/A
American Blue Chip Income and Growth Trust                                      N/A            N/A

+ Rounds to less than $1.

                               PORTFOLIO BROKERAGE

      Pursuant to the Subadvisory Agreements, the Subadvisers are responsible for placing all orders for the purchase and sale of portfolio securities of the Trust. The Subadvisers have no formula for the distribution of the Trust's brokerage business; rather they place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the applicable portfolio of the Trust. The cost of securities transactions for each portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Fixed income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

      Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the Subadvisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

      Selection of Brokers or Dealers to Effect Trades. In selecting brokers or dealers to implement transactions, the Subadvisers will give consideration to a number of factors, including:

      -     price, dealer spread or commission, if any,

      - the reliability, integrity and financial condition of the broker-dealer,

      -     size of the transaction,

      -     difficulty of execution,

      -     brokerage and research services provided, and

      -     confidentiality and anonymity.

      Consideration of these factors by a Subadviser, either in terms of a particular transaction or the Subadviser's overall responsibilities with respect to the Trust and any other accounts managed by the Subadviser, could result in the applicable portfolio of the Trust paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

      Soft Dollar Considerations. In selecting brokers and dealers, the Subadvisers will give consideration to the value and quality of any research, statistical, quotation, brokerage or valuation services provided by the broker or dealer to the Subadviser. In placing a purchase or sale order, a Subadviser may use a broker whose commission in effecting the transaction is higher than that of some other broker if the Subadviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to the Trust and any other accounts managed by the Subadviser. In addition to statistical, quotation, brokerage or valuation services, a Subadviser may receive from brokers or dealers products or research that are used for both research and other purposes, such as administration or marketing. In such case, the Subadviser will make a good faith determination as to the portion attributable to research. Only the portion attributable to research will be paid through Trust brokerage. The portion not attributable to research will be paid by the Subadviser.

      Sub-advisers may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a portfolio. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Subadviser in advising various of its clients (including the portfolios), although not all of these services are necessarily useful and of value in managing the portfolios. The management fee paid by a portfolio is not reduced because a Subadviser and its affiliates receive such services.

As noted above, a Sub-adviser may purchase new issues of securities for the portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Sub-adviser with research in addition to selling the securities (at the fixed public offering price) to the portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the portfolio, other Sub-adviser clients, and the Sub-adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

      Brokerage and research services provided by brokers and dealers include advice, either directly or through publications or writings, as to:

      -     the value of securities,

      -     the advisability of purchasing or selling securities,

      - the availability of securities or purchasers or sellers of securities, and

      - analyses and reports concerning (a) issuers, (b) industries, (c) securities, (d) economic, political and legal factors and trends and
            (e) portfolio strategy.

Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analyst. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to the Subadviser by or through a broker.

      To the extent research services are used by the Subadvisers, such services would tend to reduce such party's expenses. However, the Subadvisers do not believe that an exact dollar value can be assigned to these services. Research services received by the Subadvisers from brokers or dealers executing transactions for portfolios of the Trust will also be available for the benefit of other portfolios managed by the Subadvisers.




      Allocation of Trades by the Subadvisers. The Subadvisers manage a number of accounts other than the Trust's portfolios. Although investment determinations for the Trust's portfolios will be made by the Subadvisers independently from the investment determinations made by them for any other account, investments deemed appropriate for the Trust's portfolios by the Subadvisers may also be deemed appropriate by them for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Trust's portfolios and other accounts. In such circumstances, the Subadvisers may determine that orders for the purchase or sale of the same security for the Trust's portfolios and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the Subadvisers to be equitable and in the best interests of the Trust portfolios and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Trust believes that its participation in such transactions on balance will produce better overall results for the Trust.

      Affiliated Underwriting Transactions by the Subadvisers. The Trust's portfolios have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a portfolio may purchase securities that are offered in underwritings in which an affiliate of the Subadvisers participate. These procedures prohibit a portfolio from directly or indirectly benefiting a Subadviser affiliate in connection with such underwritings. In addition, for underwritings where a Subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the portfolios could purchase.

      Brokerage Commissions Paid. For the years ended December 31 2003, 2002 and 2001, the Trust paid brokerage commissions in connection with portfolio transactions of $29,393,020, $34,760,662 and $32,231,096, respectively, allocated among the portfolios as follows:

                           PORTFOLIO                                         2003                2002                2001
                           ---------                                         ----                ----                ----
Science and Technology Trust                                              $  931,941          $1,073,615          $1,449,886
Pacific Rim Trust (formerly, Pacific Rim Emerging Markets Trust)             261,495             122,750             328,475
Health Sciences Trust                                                        198,790             166,836              37,409(3)
Emerging Growth Trust                                                         57,985(1)              N/A                 N/A
Aggressive Growth Trust                                                      566,009             789,040             599,173
Emerging Small Company Trust                                                 779,555             734,959             401,351
Small Company Blend Trust                                                    361,284             367,283             145,413
Dynamic Growth Trust                                                         381,022             238,209             393,045
Mid Cap Stock Trust                                                        1,292,114             882,136             390,457
Natural Resources Trust                                                      152,831(1)              N/A                 N/A
All Cap Growth Trust                                                         895,357           1,068,156           1,053,416
Strategic Opportunities Trust                                              3,926,213           5,562,523           5,539,294
Financial Services Trust                                                      44,657              66,509              37,784(3)
International Stock Trust                                                  1,261,482             321,038             368,625
Overseas Trust                                                             1,220,030           1,005,796             995,590
International Small  Cap Trust                                             1,848,180           4,602,362           7,611,636
International Value Trust                                                    600,429             593,077             377,589
Quantitative Mid Cap Trust                                                   323,941           1,000,592             476,161(3)
Mid Cap Core Trust                                                            61,205(1)              N/A                 N/A
Global Trust (formerly, Global Equity Trust)                               1,314,941           1,577,719           1,659,102
Strategic Growth Trust                                                       515,441             397,697             143,751(3)
Capital Appreciation Trust                                                   309,581             218,122              76,973
Quantitative All Cap Trust                                                    12,422(1)              N/A                 N/A

All Cap Core Trust (formerly, Growth Trust)                                  369,007             908,194             858,885
Large Cap Growth Trust                                                       829,085           1,083,812           1,062,531
Quantitative Equity Trust                                                    718,057           1,309,471           1,167,415
Blue Chip Growth Trust                                                     1,120,743           1,526,007           1,443,026
US Large Cap Trust (formerly, U.S. Large Cap Value Trust)                    546,443             893,086             483,125
Strategic Value Trust (formerly , Capital Opportunities Trust)               298,817             158,877              52,986(3)
Large Cap Value Trust                                                         16,519(1)              N/A                 N/A
Utilities Trust                                                              202,514              85,105              41,357(3)
Real Estate Securities Trust                                                 705,458             545,457             431,884
Small Cap Opportunities                                                      154,256(1)              N/A                 N/A
Small Company Value Trust                                                    310,947             542,906             290,673
Special Value Trust                                                           39,523(1)              N/A                 N/A
Mid Cap Value Trust                                                          573,692             933,790             230,028(3)
Value Trust                                                                1,501,343             567,062             464,503
All Cap Value Trust                                                          630,174             129,936              73,294(3)
Equity Index Trust                                                             6,631               8,143               6,876
Fundamental Value Trust                                                      165,668             302,795             137,167(3)
Growth & Income Trust                                                      1,803,281           2,921,260           1,646,676
Great Companies - America                                                      2,237(2)              N/A                 N/A
Equity-Income Trust                                                          692,000             697,932             811,272
Income & Value Trust                                                         378,061             572,136             351,851
Balanced Trust                                                               244,051             344,858             320,411
Global Allocation Trust (formerly, Tactical Allocation Trust)                121,331              23,272              32,336
High Yield Trust                                                              12,900                 N/A                   3
Strategic Bond Trust                                                           1,528                 N/A                 N/A
Global Bond Trust                                                                N/A                 N/A               5,365
Diversified Bond Trust                                                           N/A                 N/A                 N/A
Investment Quality Bond Trust                                                     72                 216                 N/A
Total Return Trust                                                               N/A               3,145              62,979
Real Return Bond Trust                                                           N/A                 N/A                 N/A
U.S. Government Securities Trust                                                 N/A                 N/A                 N/A
Money Market Trust                                                               N/A                 N/A                 N/A
Small Cap Index Trust                                                        180,266             105,770              58,507
International Index Trust                                                     13,091              12,126              11,592
Mid Cap Index Trust                                                           43,508              54,948              26,630
Total Stock Market Index Trust                                                70,716              10,404              16,227
500 Index Trust                                                               48,683              28,729              32,553
Lifestyle Aggressive 1000 Trust                                                  N/A                 N/A                 N/A
Lifestyle Growth 820 Trust                                                       N/A                 N/A                 N/A
Lifestyle Balanced 640                                                           N/A                 N/A                 N/A
Lifestyle Moderate 460 Trust                                                     N/A                 N/A                 N/A
Lifestyle Conservative 280 Trust                                                 N/A                 N/A                 N/A
Small-Mid Cap Growth Trust                                                     2,692               6,057               4,439(4)
Small-Mid Cap Trust                                                          180,850             152,915               5,753(4)
International Equity Select Trust                                             80,911              34,538               4,289(4)
Select Growth Trust                                                            5,016               3,509               4,500(4)
Global Equity Select Trust                                                     2,282               1,534               3,025(4)
Core Value Trust                                                               3,762               4,253               3,808(4)
High Grade Bond Trust                                                            N/A                 N/A                   4
Amercian Growth Trust                                                            N/A                 N/A                 N/A
American International Trust                                                     N/A                 N/A                 N/A
Amercian Growth Income Trust                                                     N/A                 N/A                 N/A
American Blue Chip and Growth Trust                                              N/A                 N/A                 N/A

(1) For the period May 5, 2003 (commencement of operations) to December 31,
    2003.

(2) For the period August 4, 2003 (commencement of operations) to December 31, 2003.

(3) For the period April 30, 2001 (commencement of operations) to December 31, 2001.

(4) For the period July 16, 2001 (commencement of operations) to December 31, 2001.

            Brokerage Commissions Paid to Affiliated Brokers

Commissions Paid to Morgan Stanley & Co., Incorporated (affiliated broker dealer for the period from September 27, 1996 to April 30, 2001 due to the position of Morgan Stanley Asset Management as subadviser to the Global Equity Trust during that time period).

            For the years ended December 31, 2003, 2002 and 2001, brokerage commissions were paid as follows:

                                                                                                   % OF AGGREGATE
                                                                   % OF PORTFOLIO'S BROKERAGE          $ AMOUNT OF
                                                                     COMMISSIONS REPRESENTED           TRANSACTIONS
                    PORTFOLIO                        COMMISSIONS        FOR THE PERIOD               FOR THE PERIOD
                    ---------                        -----------        --------------               --------------
Global Trust (formerly, Global Equity Trust)......    $169,139             10.72%                        0.48%
Year ended December 31, 2001:

Global Trust......................................    $      0              0.00%                        0.00%

Commissions Paid to Morgan Stanley International(affiliated broker dealer for the period from September 27, 1996 to April 30, 2001 due to the position of Morgan Stanley Asset Management as subadviser to the Global Equity Trust during that time period).

         For the year ended December 31, 2003, 2002 and 2001, brokerage commissions were paid as follows:

                                                                                              % OF AGGREGATE
                                                            % OF PORTFOLIO'S BROKERAGE         $ AMOUNT OF
                                                             COMMISSIONS REPRESENTED           TRANSACTIONS
                  PORTFOLIO                     COMMISSIONS      FOR THE PERIOD               FOR THE PERIOD
                  ---------                     -----------      --------------               --------------
Global Trust (formerly, Global Equity Trust...       $0             0.00%                          0.00%
Year ended December 31, 2001:
Global Trust..................................       $0             0.00%                          0.00%

Commissions Paid to UBS Securities, LLC

            For the year ended December 31, 2003, brokerage commissions were paid as follows:

                                                                                                   % OF AGGREGATE
                                                                % OF PORTFOLIO'S BROKERAGE          $ AMOUNT OF
                                                                  COMMISSIONS REPRESENTED           TRANSACTIONS
                PORTFOLIO                     COMMISSIONS             FOR THE PERIOD               FOR THE PERIOD
                ---------                     -----------             --------------               --------------
Year ended December 31, 2003:
Global Allocation Trust   ................       $115                     0.00%                         0.00%

Commissions Paid to Morgan Stanley & Co., Incorporated

            For the year ended December 31, 2003, brokerage commissions were paid as follows:

                                                                                                   % OF AGGREGATE
                                                                % OF PORTFOLIO'S BROKERAGE          $ AMOUNT OF
                                                                  COMMISSIONS REPRESENTED           TRANSACTIONS
                 PORTFOLIO                    COMMISSIONS             FOR THE PERIOD               FOR THE PERIOD
                 ---------                    -----------             --------------               --------------
Year ended December 31, 2003:
Value Trust   ............................     $365,518                      24.15%                     1.23%

Commissions Paid to Ord Minnet (affiliated broker dealer for the period September 27, 1996 to November 25, 2002 due to the position of T. Rowe Price International, Inc. as subadviser to the International Stock Trust during that time period)

            For the years ended December 31, 2003, 2002 and 2001, brokerage commissions were paid as follows:

                                                                                    % OF AGGREGATE
                                                 % OF PORTFOLIO'S BROKERAGE           $ AMOUNT OF
                                                   COMMISSIONS REPRESENTED            TRANSACTIONS
            PORTFOLIO                COMMISSIONS        FOR THE PERIOD                FOR THE PERIOD
            ---------                -----------        --------------                --------------
Year ended December 31, 2003:
International Stock Trust ........     $    0             0.00%                           0.00%

Year ended December 31, 2002:
International Stock Trust ........     $1,787             0.56%                           0.01%

Year ended December 31, 2001:
International Stock Trust ........     $  760             0.21%                           0.00%

Commissions Paid to Wachovia Capital Markets

            For the year ended December 31, 2003, brokerage commissions were paid as follows:

                                                                                                   % OF AGGREGATE
                                                                % OF PORTFOLIO'S BROKERAGE          $ AMOUNT OF
                                                                  COMMISSIONS REPRESENTED           TRANSACTIONS
                PORTFOLIO                     COMMISSIONS             FOR THE PERIOD               FOR THE PERIOD
                ---------                     -----------             --------------               --------------
Year ended December 31, 2003:
Capital Appreciation Trust   .............       $800                     0.00%                          0.00%

Commissions Paid to Merrill Lynch & Co., Inc.

            For the year ended December 31, 2003, brokerage commissions were paid as follows:

                                                                                                   % OF AGGREGATE
                                                                % OF PORTFOLIO'S BROKERAGE          $ AMOUNT OF
                                                                  COMMISSIONS REPRESENTED           TRANSACTIONS
                PORTFOLIO                     COMMISSIONS             FOR THE PERIOD               FOR THE PERIOD
                ---------                     -----------             --------------               --------------
Year ended December 31, 2003:
Large Cap Value Trust    .................      $1,529                    0.09%                           0.00%

                        PURCHASE AND REDEMPTION OF SHARES

      The Trust will redeem all full and fractional portfolio shares for cash at the net asset value per share of each portfolio. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, the Trust may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:

      - trading on the New York Stock Exchange is restricted, as determined by the SEC, or such Exchange is closed for other than weekends and holidays;

      - an emergency exists, as determined by the SEC, as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets; or

      - the SEC by order so permits for the protection of security holders of the Trust.

                        DETERMINATION OF NET ASSET VALUE

            The following supplements the discussion of the valuation of portfolio assets set forth in the Prospectus under "Purchase and Redemption of Shares."

            Except for the types of securities described below, securities held by the portfolios will be valued as follows:

- Securities which are traded on stock exchanges (including securities traded in both the over-the-counter market and on an exchange) are valued at the last sales price as of the close of the regularly scheduled day-time trading of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices.

- Securities traded only in the over-the-counter market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of day-time trading on the New York Stock Exchange.

- Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees or their designee.

- Shares of the Underlying Portfolios held by the Lifestyle Trusts are valued at their net asset value as described in the Prospectus under "Purchase and Redemption of Shares."

            Non-Negotiable Security. A non-negotiable security not treated as an illiquid security because it may be redeemed with the issuer, subject to a penalty for early redemption, shall be assigned a value that takes into account the reduced amount that would be received if it were currently liquidated.

            Debt Instruments with Remaining Maturities of 60 Days or less; All Instruments Held by the Money Market Trust. Debt instruments with a remaining maturity of 60 days or less held by each of the portfolios, other than the Money Market Trust, and all instruments held by the Money Market Trust, will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments initially valued at market value, at the market value on the day before its remaining maturity is such that it qualifies for amortized cost valuation). After the initial valuation, the Trust assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

            Money Market Trust - Rule 2a-7. The Money Market Trust uses the amortized cost valuation method in reliance upon Rule 2a-7 under the 1940 Act. As required by this rule, the Money Market Trust will maintain a dollar weighted average maturity of 90 days or less. In addition, the Money Market Trust is only permitted to purchase securities that the Subadviser determines present minimal credit risks and at the time of purchase are "eligible securities," as defined by Rule 2a-7. Generally, eligible securities must be rated by a nationally recognized statistical rating organization in one of the two highest rating categories for short-term debt obligations or be of comparable quality. The Money Market Trust will invest only in obligations that have remaining maturities of 397 days or less.

            The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the Money Market Trust's price per share as computed for the purpose of sales and redemptions at $10.00. The procedures include a direction to the Adviser to establish procedures that will allow for the monitoring of the propriety of the continued use of amortized cost valuation to maintain a constant net asset value of $10.00 per share. The procedures also include a directive to the Adviser that requires that to determine net asset value per share based upon available market quotations, the Money Market Trust shall value weekly (a) all portfolio instruments for which market quotations are readily available at market, and (b) all portfolio instruments for which market quotations are not readily available or are not obtainable from a pricing service, at their fair value as determined in good faith by the Trustees (the actual calculations, however, may be made by persons acting pursuant to the direction of the Trustees.) If the fair value of a security needs to be determined, the Subadviser will provide determinations, in accordance with procedures and methods established by the Trustees of the Trust, of the fair value of securities held by the Money Market Trust.

            In the event that the deviation from the amortized cost exceeds 0.50 of 1% or $0.05 per share in net asset value, the Adviser shall promptly call a special meeting of the Trustees to determine what, if any, action should be initiated. Where the Trustees believe the extent of any deviation from the Money Market Trust's amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, they shall take the action they deem appropriate to eliminate or reduce to the extent reasonably practical such dilution or unfair results. The actions that may be taken by the Trustees include, but are not limited to:

      -     redeeming shares in kind;

      - selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity of the Money Market Trust;

      -     withholding or reducing dividends;

      - utilizing a net asset value per share based on available market quotations; or

      - investing all cash in instruments with a maturity on the next business day.

The Money Market Trust may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the net asset value at $10.00 per share. Any such redemption will be treated as a negative dividend for purposes of the Net Investment Factor under the contracts issued by Manulife New York and Manufacturers USA.


               [POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS



It is the policy of the Trust to provide Nonpublic Information (as defined below) regarding Trust portfolio holdings to Nonaffiliated Persons (as defined below) of the Trust only in the limited circumstances noted below. It is also the policy of the Trust only to provide Nonpublic Information regarding portfolio holdings to any person, including Affiliated Persons (as defined below), on a "need to know" basis (i.e., the person receiving the information must have a legitimate business purpose for obtaining the information prior to it being publicly available). The Trust considers Nonpublic Information regarding Trust portfolio holdings to be confidential and the intent of the Trust's policy regarding disclosure of portfolio holdings is to guard against selective disclosure of such information in a manner that could disadvantage Trust shareholders.



Nonpublic Information. Portfolio holdings are considered Nonpublic Information until such holdings are posted on the website listed below or until filed with the SEC via Edgar on either Form N-CSR or Form N-Q



"Affiliated Persons" are persons affiliated with: (a) the Trust, (b) the Trust's investment adviser or principal underwriter or any affiliate of either entity,
(c) the investment adviser's ultimate parent, Manulife Financial Corporation ("MFC") or any affiliate thereof, (d) in the case of a particular Trust portfolio, the subadviser to the portfolio, or any affiliate of the subadviser,
(e) the Trust's custodian and (e) the Trust's certified public accountants.



"Nonaffiliated Persons" is any person who is not an Affiliated Person.



Disclosure of Portfolio Holdings to Nonaffiliated Persons



Subject to the pre-approval of the Trust's Chief Compliance Officer, the Trust or its adviser principal underwriter or any of its subadviser (or any of their affiliates) may provide Nonpublic Information regarding Trust portfolio holdings to Nonaffiliated Persons in the circumstances listed below.



      1.    Rating Organizations



Nonpublic Information regarding Trust portfolio holdings may be provided to ratings organizations, such as Morningstar and Lipper, for the purpose of reviewing the portfolio, the adviser or subadviser if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.



      2.    Vestek (Thompson Financial)



Nonpublic Information regarding Trust portfolio holdings may be provided to Vestek (Thompson Financial) or other entities for the purpose of compiling reports and preparing data for use by the Trust or any Affiliated Person if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.



      3.    Proxy Voting Services



Nonpublic Information regarding Trust portfolio holdings may be provided to proxy voting services for the purpose of voting proxies relating to Trust portfolio holdings if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.

      4.    Computer Software



Nonpublic Information regarding Trust portfolio holdings may be provided to entities providing computer software to the Trust (for example, for the purpose of generating Trust compliance reports or reports relating to proxy voting) if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.



      5.    Courts and Regulators



Nonpublic Information regarding Trust portfolio holdings may be provided to any court or regulator with jurisdiction over the Trust, the adviser, MFC or any subadviser to a Trust portfolio (or any of their affiliates) if such information is requested by such court or regulator.



      6.    Other Persons



Nonpublic Information regarding Trust portfolio holdings may be provided to other persons or entities if approved by the Chief Compliance Officer of the Trust or his or her designee (collectively, the "CCO"). In determining whether to approve such disclosure the CCO shall consider: (a) the purpose of providing such information, (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon and (c) whether such disclosure is in the best interest of the shareholders of the Trust.



The CCO shall report to Board of Trustees whenever additional disclosures of portfolio holdings are approved. This report shall be at the board meeting following such approval.



Disclosure of Portfolio Holdings to Affiliated Persons



      The CCO must pre-approve the provision of any Nonpublic Information regarding portfolio holdings to any Affiliated Persons (other than those listed below under "Pre-Approved Affiliated Persons") and report such approval to the Board of Trustees at the board meeting following such approval. The persons listed below under "Pre-Approved Affiliated Persons" have been exempt from such pre-approval. In the case of persons listed in II, III and IV in this section, their employers shall provide the CCO reasonable assurances that Nonpublic Information will be kept confidential and that such employees are prohibited from trading on such information.



      In determining whether to approve such disclosure of Nonpublic Information regarding portfolio holdings to any Affiliated Persons the CCO shall consider:
(a) the purpose of providing such information, (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon and (c) whether such disclosure is in the best interest of the shareholders of the Trust. In the case of a conflict between (a) the interests of the shareholders of the Trust, on the one hand, and (b) the interests of any affiliated person of the Trust, the Trust's investment adviser (including any subadviser), the Trust's principal underwriter or any of their affiliated persons, on the other, the procedures set forth under "Resolution of Conflicts of Interest" below shall be followed.



Resolution of Conflicts of Interest



If the Trust or its adviser or principal underwriter or any of its subadvisers (or any of their affiliates) desire to provide Nonpublic Information regarding Trust portfolio holdings to a Nonaffiliated Person and the CCO believes there is a potential conflict between (a) the interests of the shareholders of the Trust, on the one hand, and (b) the interests of any affiliated person of the Trust, the Trust's investment adviser (including any subadviser), the Trust's principal underwriter or any of their affiliated persons, on the other, the CCO shall refer the conflict to the Board of Trustees of the Trust who shall only permit such disclosure of the Nonpublic Information if in their reasonable business judgment they conclude such disclosure will not be harmful to the Trust.



Posting of Trust Portfolio Holdings on a Website



If the Trust desires to post on its website Trust portfolio holdings that have not yet been disclosed in a publicly available filing with the SEC that is required to include such information (e.g., a Form N-CSR or a Form N-Q), then the Trust shall disclose the following in its prospectus:



      1. the nature of the information that will be available, including both the date as of which the information will be current (e.g. calendar quarter-end) and the scope of the information (e.g., complete portfolio holdings, the portfolio's largest 10 holdings);



      2. the date when the information will first become available and the period for which the information will remain available, which shall end no earlier than the date on which the Trust files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current; and



      3. the location of the website where either the information or a prominent hyperlink (or series of prominent hyperlinks) to the information will be available.



Trust Portfolio Holdings Currently Posted on a Website



The ten largest holdings of each Trust portfolio will be posted to the website listed below 30 days after each calendar quarter end. This information will remain on the website until the date the Trust files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Trust's Form N-CSR and Form N-Q will contain each portfolio's entire portfolio holdings as of the applicable calendar quarter end.



     http://www.manulifeusa.com/Marketing/Portfolio/PortfolioIndexPage.aspx



Changes in Policy



Any material changes to the policy regarding disclosure of Nonpublic Information Regarding Trust portfolio holdings must be approved by the Trust Board of Trustees.



Reports to the Trust's Board of Trustees



The CCO shall report any material issues that may arise under this policy to the Trust Board of Trustees.



Applicability of Policy to the Trust's Adviser and Subadvisers



This policy shall apply to the Trust's Adviser and each of its subadvisers.



Applicability of Policy to the Trust's Adviser and Subadvisers



This policy shall apply to the Trust's Adviser and each of its subadvisers.



Pre-Approved Affiliated Persons



Employees* of The Manufacturers Life Insurance Company (U.S.A.) or The Manufacturers Life Insurance Company of New York who are subject to the Code of Ethics of the Trust, the Trust's investment adviser, Manufacturers Securities Services LLC or the Trust's principal underwriter, Manulife Financial Securities LLC.



II. Employees* of a Subadviser or any Affiliate of a Subadviser who provide services to the Trust.



III. Employees* of the Trust's custodian who provide services to the Trust.



IV. Employees* and partners of the Trust's certified public accounting firm who provide services to the Trust.



*Includes temporary employees


                                PERFORMANCE DATA

      Each of the portfolios may quote total return figures in its advertising and sales materials. The figures will always include the average annual total return for recent one period and, when applicable, five and ten year periods and where less than five or ten years, the period since the inception date of the portfolio. In the case of the Pacific Rim , Real Estate Securities, Quantitative Equity and Equity Index Trusts, such quotations will be for periods that include the performance of the predecessor portfolios of Manulife Series Fund, Inc.

      The average annual total return is the average annual compounded rate of return that equates the initial amount invested to the market value of such investment on the last day of the period for which such return is calculated. For purposes of the calculation, it is assumed that an initial payment of $1,000 is made on the first day of the period for which the return is calculated and that all dividends and distributions are reinvested at the net asset value on the reinvestment dates during the period. All recurring fees, such as advisory fees charged to the Trust, and all Trust expenses are reflected in the calculations. There are no non-recurring fees, such as sales loads, surrender charges or account fees, charged by the Trust. If the period since inception is less than one year, the figures will be based on an aggregate total return rather than an average annual total return.




      The Trust may also from time to time include in advertising and sales literature the following:

      - information regarding its portfolio subadvisers, such as information regarding a subadviser's specific investment expertise, client base, assets under management or other relevant information;

      - quotations about the Trust, its portfolios or its investment subadvisers that appear in various publications and media; and

      - general discussions of economic theories, including, but not limited to, discussions of how demographics and political trends may effect future financial markets, as well as market or other relevant information.

The Trust may also from time to time advertise the performance of certain portfolios relative to that of unmanaged indices, including but not limited to the:

      -     Dow Jones Industrial Average,

      - Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices,

      -     S&P 500 Index,

      -     Value Line Composite, and

      - Morgan Stanley Capital International Europe, Australia and Far East ("EAFE") and World Indices.

 The Trust may also advertise the performance rankings assigned to certain portfolios or their investment Subadvisers by various statistical services, including but not limited to:

      -     SEI,

      - Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis and Variable Insurance Products Performance Analysis,

      - Variable Annuity Research and Data Service, Intersec Research Survey of Non-U.S. Equity Fund Returns,

      -     Frank Russell International Universe, and

      - any other data which may be presented from time to time by analysts such as Dow Jones, Morningstar, Chase International Performance, Wilson Associates, Stanger, CDA Investment Technology, the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, IBC/Donaghue's Average U.S. Government and Agency, or as such data may appear in various publications, including The Wall Street Journal, New York Times, Forbes, Barrons, Fortune, Money Magazine, Financial World and Financial Services Week.

                            SHAREHOLDERS OF THE TRUST

The Trust currently serves as the underlying investment medium for sums invested in variable contracts issued by:

- The Manufacturers Life Insurance Company of New York ("Manulife New York"), formerly First North American Life Assurance Company, a New York stock life insurance company that is a wholly owned subsidiary of Manufacturers USA. Manulife New York's corporate offices are located at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595.

- The Manufacturers Life Insurance Company (U.S.A.) ("Manufacturers USA"), a stock life insurance company organized under the laws of Pennsylvania and redomesticiated under the laws of Michigan. Manufacturers USA is an indirect wholly owned subsidiary of Manulife Financial and is located at 200 Bloor Street in Toronto, Canada, M4W 1E5.

Currently, the shareholders of the Trust ("Trust Shareholders") are as follows:

      (a) the two insurance companies described above. (Each insurance company that is a shareholder of the Trust holds Trust shares attributable to variable contracts in its separate accounts),

      (b) certain permitted entities which purchase Series III shares and which are describe in the Prospectus under "Multiple Classes of Shares - Series III Shares" ("Permitted Entities"),

      (c)   the Lifestyle Trusts, and

      (d) certain entities which comply with the paragraph (d) under "Entities Eligible to Be Shareholders of the Trust" below.

The Trust may be used for other purposes in the future, such as funding annuity contracts issued by other insurance companies. Trust shares are not offered directly to, and may not be purchased directly by, members of the public. The paragraph below lists the entities that are eligible to be shareholders of the Trust.

      Entities Eligible to Be Shareholders of the Trust. In order to reflect the conditions of Section 817(h) and other provisions of the Code and regulations thereunder, the By-laws of the Trust provide that shares of the Trust may be purchased only by the following eligible shareholders:

(a) separate accounts of Manulife New York, Manufacturers USA or of other insurance companies;

(b)   Manulife New York and Manufacturers USA;

(c)   MSS;

(d) any corporation related in a manner specified in Section 267(b) of the Code to Manulife New York, Manufacturers USA or MSS ("Manulife Affiliates"), and

(e)   any trustee of a qualified pension or retirement plan.

Voting of Shares by the Insurance Companies. The Trust and Manulife Affiliates have the right to vote upon matters that may be voted upon at any Trust shareholders' meeting. These companies will vote all shares of the portfolios of the Trust issued to such companies in proportion to the timely voting instructions received from owners of the contracts participating in separate accounts of such insurance companies registered under the Investment Company Act of 1940 ("Contract Owner Instructions"). In addition, the Trust will vote all shares of the portfolios issued to Lifestyle Trusts , and the Manulife Affiliates will vote all shares of the portfolio which they own, in proportion to Contract Owner Instructions.

Mixed Funding. Shares of the Trust may be sold to the Trust Shareholders described above. The Trust currently does not foresee any disadvantages to any Trust Shareholders arising from the fact that the interests of those investors may differ. Nevertheless, the Trust's Board of Trustees will monitor events in order to identify any material irreconcilable conflicts which may possibly arise due to differences of tax treatment or other considerations and to determine what action, if any, should be taken in response thereto. Such an action could include the withdrawal of a Trust Shareholder from investing in the Trust.

Trustees and officers of the Trust, in the aggregate, own or have the right to provide voting instructions for less than 1% of the outstanding shares of each Series of each portfolio of the Trust.

                              HISTORY OF THE TRUST


Trust Name Change. Prior to January 1, 2005, the name of the Trust was Manufacturers Investment Trust. Prior to October 1, 1997, the name of the Trust was NASL Series Trust.


Merger of Manulife Series Fund, Inc. into the Trust. Effective December 31, 1996, Manulife Series Fund, Inc., a registered management investment company with nine portfolios, was merged into the Trust. The net assets of four of the portfolios of Manulife Series Fund, Inc. were transferred to comparable existing portfolios of the Trust, and the remaining five portfolios -- the Pacific Rim, Real Estate Securities, Common Stock, Capital Growth and Equity Index Trusts were merged into newly created portfolios of the Trust.

      Prior Names of Portfolios. Some of the names of the portfolios have been changed at various times. The prior name of the portfolio and the date of the name change are set forth below.

    EXISTING NAME                       PRIOR NAME                      DATE OF CHANGE
    -------------                       ----------                      --------------
Blue Chip Growth               Pasadena Growth                          October 1, 1996
Quantitative Equity            Common Stock                             December 31, 1996
Equity-Income                  Value Equity                             December 31, 1996
Emerging Small Company         Emerging Growth                          November 2, 1998
Large Cap Growth               Aggressive Asset Allocation              May 1, 1999
Income & Value                 Moderate Asset Allocation                May 1, 1999
Diversified Bond               Conservative Asset Allocation            May 1, 1999
Overseas                       International Growth & Income            May 1, 1999
Mid Cap Growth                 Small/Mid Cap                            May 1, 1999
Aggressive Growth              Pilgrim Baxter Growth                    May 1, 1999
Global Bond                    Global Government Bond                   May 1, 1999
Mid Cap Blend                  Equity                                   May 1, 1999
All Cap Growth                 Mid Cap Growth                           May 1, 2000
Strategic Opportunities        Mid Cap Blend                            April 30, 2001
All Cap Core                   Growth                                   November 25, 2002
U.S. Large Cap                 U.S. Large Cap Value                     May 1, 2003
Strategic Value                Capital Opportunities                    May 1, 2003
Global Allocation              Tactical Allocation                      May 1, 2003
Global                         Global Equity                            May 1, 2004
Pacific Rim                    Pacific Rim Emerging Markets             May 1, 2004

                            ORGANIZATION OF THE TRUST

Organization of the Trust. The Trust was originally organized on August 3, 1984 as "NASL Series Fund, Inc." (the "FUND"), a Maryland corporation. Effective December 31, 1988, the Fund was reorganized as a Massachusetts business trust. Pursuant to such reorganization, the Trust assumed all the assets and liabilities of the Fund and carried on its business and operations with the same investment management arrangements as were in effect for the Fund at the time of the reorganization. The assets and liabilities of each of the Fund's separate portfolios were assumed by the corresponding portfolios of the Trust.

Classification. The Trust is a no-load, open-end management investment company registered with the SEC under the 1940 Act. Each of the portfolios, except the Health Sciences Trust, Global Bond Trust and the five Lifestyle Trusts, are diversified for purposes of the 1940 Act.

      Powers of the Trustees of the Trust. Under Massachusetts law and the Trust's Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of its Trustees.

      The Declaration of Trust authorizes the Trustees of the Trust without shareholder approval to do the following:

      - Issue an unlimited number of full and fractional shares of beneficial interest having a par value of $.01 per share,

      - Divide such shares into an unlimited number of series of shares and to designate the relative rights and preferences thereof, and

      - Issue additional series of shares or separate classes of existing series of shares.

      Shares of the Trust. The shares of each portfolio, when issued and paid for, will be fully paid and non-assessable and will have no preemptive or conversion rights. Shares of each portfolio have equal rights with regard to redemptions, dividends, distributions and liquidations with respect to that portfolio. Holders of shares of any portfolio are entitled to redeem their shares as set forth under "Purchase and Redemption of Shares."

      Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective portfolio and upon liquidation in the net assets of such portfolio remaining after satisfaction of outstanding liabilities. For these purposes and for purposes of determining the sale and redemption prices of shares, any assets that are not clearly allocable to a particular portfolio will be allocated in the manner determined by the Trustees. Accrued liabilities which are not clearly allocable to one or more portfolios will also be allocated among the portfolios in the manner determined by the Trustees.

      Shareholder Voting. Shareholders of each portfolio of the Trust are entitled to one vote for each full share held (and fractional votes for fractional shares held) irrespective of the relative net asset values of the shares of the portfolio. All shares entitled to vote are voted by series. However, when voting for the election of Trustees and when otherwise permitted by the 1940 Act, shares are voted in the aggregate and not by series. Only shares of a particular portfolio are entitled to vote on matters determined by the Trustees to affect only the interests of that portfolio. Pursuant to the 1940 Act and the rules and regulations thereunder, certain matters approved by a vote of a majority of all the shareholders of the Trust may not be binding on a portfolio whose shareholders have not approved such matter. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until less than a majority of the Trustees holding office has been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Holders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by a vote cast in person or by proxy at a meeting called for such purpose. Shares of the Trust do not have cumulative voting rights, which means that the holders of more than 50% of the Trust's shares voting for the election of Trustees can elect all of the Trustees if they so choose. In such event, the holders of the remaining shares would not be able to elect any Trustees.

      Shareholder Liability. Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trustees or any officer of the Trust. The Declaration of Trust also provides for indemnification out of the property of a Trust portfolio for all losses and expenses of any shareholder held personally liable for the obligations of such portfolio. In addition, the Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon, but only out of the property of the affected portfolio. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular portfolio would be unable to meet its obligations.

                     ADDITIONAL INFORMATION CONCERNING TAXES

The following discussion is a general and abbreviated summary of certain additional tax considerations affecting a portfolio and its shareholders. No attempt is made to present a detailed explanation of all Federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors with specific questions relating to Federal, state, local or foreign taxes.

Since the portfolios' shareholders are the separate accounts of insurance companies, no discussion is included herein as to the U.S. Federal income tax consequences to the holder of a variable annuity or life insurance contract who allocates investments to a portfolio. For information concerning the U.S. Federal income tax consequences to such holders, see the prospectus for such contract. Holders of variable annuity or life insurance contracts should consult their tax advisors about the application of the provisions of the tax law described in this Statement of Additional Information in light of their particular tax situations.

The Trust believes that each portfolio will qualify as a regulated investment company under Subchapter M of the Code. If any portfolio of the Trust does not qualify as a regulated investment company, it will be subject to U.S. Federal income tax on its net investment income and net capital gains. As a result of qualifying as a regulated investment company, each portfolio will not be subject to U.S. Federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year.

      A portfolio will be subject to a non-deductible 4% excise tax to the extent that the portfolio does not distribute by the end of each calendar year
(a) at least 98% of its ordinary income for the calendar year; (b) at least 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by a portfolio that is subject to corporate tax will be considered to have been distributed by year-end. To the extent possible, each portfolio intends to make sufficient distributions to avoid the application of both corporate income and excise taxes. Under current law, distributions of net investment income and net capital gain are not taxed to a life insurance company to the extent applied to increase the reserves for the company's variable annuity and life insurance contracts.

To qualify as a regulated investment company, a portfolio must, among other things, derive its income from certain sources. Specifically, in each taxable year a portfolio must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies.

To qualify as a regulated investment company, a portfolio must also satisfy certain requirements with respect to the diversification of its assets. A portfolio must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, United States Government securities, securities of other regulated investment companies, and other securities which, in respect of any one issuer, do not represent more than 5% of the value of the assets of the portfolio nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the portfolio's assets may be invested in securities (other than United States Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

Because the Trust complies with the ownership restriction of Treas. Reg. Section 1.817-5(f) and Rev Rul 81-225 (no direct ownership by the public), each insurance company separate account will be treated as owning its proportionate share of the assets of any portfolio in which it invests, provided that the portfolio qualifies as a regulated investment company. Therefore, each portfolio intends to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a portfolio may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

A portfolio may make investments that produce income that is not matched by a corresponding cash distribution to the portfolio, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds and zero-coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price at maturity of the security (appropriately adjusted if it also has original issue discount) over its basis immediately after it was acquired) if the portfolio elects to accrue market discount on a current basis. In addition, income may continue to accrue for Federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a portfolio and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a portfolio, such portfolio may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

Certain of the portfolios may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales (see "HEDGING AND OTHER STRATEGIC TRANSACTIONS"). Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a portfolio (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of a portfolio and defer recognition of certain of the portfolio's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a portfolio to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement and avoid the 4% excise tax. Each portfolio intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

Portfolios investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. If a portfolio purchases shares in a "passive foreign investment company" (a "PFIC"), the portfolio may be subject to U.S. Federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the portfolio in respect of deferred taxes arising from such distributions or gains. If a portfolio were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the portfolio would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the portfolio. Alternatively, a portfolio can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the portfolio would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a portfolio might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirements and would be taken into account for purposes of the 4% excise tax.

Additional Tax Considerations. If a portfolio failed to qualify as a regulated investment company, (i) owners of contracts based on the portfolio would be treated as owning shares of the portfolio (rather than their proportionate share of the assets of such portfolio) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and (ii) the portfolio would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification. In addition, if a portfolio failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the portfolio might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the Subadvisers and it is intended that the portfolios will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Subadvisers might otherwise believe to be desirable.

Other Information. For more information regarding the tax implications for the purchaser of a variable annuity or life insurance contract who allocates investments to a portfolio of the Trust, please refer to the prospectus for the contract.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Regulations are subject to change, possibly with retroactive effect.

                             REPORTS TO SHAREHOLDERS


      The financial statements of the Trust at December 31, 2003 and at June 30, 2004, are incorporated herein by reference from the Trust's most recent Annual Report and Semi -Annual Report to Shareholders filed with the SEC on Form N-CSR pursuant to Rule 30b2-1 under the Investment Company Act of 1940.


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

                             INDEPENDENT ACCOUNTANTS

      The financial statements of the Trust at December 31, 2003, including the related financial highlights which appear in the Prospectus, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm as indicated in their report with respect thereto, and are included herein in reliance upon said report given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP has offices at 125 High Street, Boston, MA 02110.

                                    CUSTODIAN

State Street Bank and Trust Company, ("State Street") 225 Franklin Street, Boston, Massachusetts 02110, currently acts as custodian and bookkeeping agent of all the Trust assets. State Street has selected various banks and trust companies in foreign countries to maintain custody of certain foreign securities. State Street is authorized to use the facilities of the Depository Trust Company, the Participants Trust Company and the book-entry system of the Federal Reserve Banks.

                                 CODE OF ETHICS

The Trusts, the Adviser and each Subadviser have adopted Codes of Ethics that comply with Rule 17j-1 under the 1940 Act. Each Code permits personnel subject to the Code to invest in securities including securities that may be purchased or held by the Trust.

                                       95
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                                   APPENDIX I

DEBT SECURITY RATINGS

STANDARD & POOR'S RATINGS GROUP ("S&P")

Commercial Paper:

A-1 The rating A-1 is the highest rating assigned by S&P to commercial paper. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high for issuers designated "A-1."

Bonds:

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC
-CC Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D Bonds rated D are in default. The D category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Commercial Paper:

P-1 The rating P-1 is the highest commercial paper rating assigned by Moody's. Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in established industries; (2) high rates of return on funds employed;
            (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

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

P-2 Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Bonds:

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers "1," "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

                                   APPENDIX II

STANDARD & POOR'S CORPORATION DISCLAIMERS

The Equity Index Trust, 500 Index Trust and Mid Cap Index Trust (collectively, the "S&P Index Trusts") are not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the shareholders of the S&P Index Trusts, or any member of the public regarding the advisability of investing in securities generally or in the S&P Index Trusts particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Trust or the S&P Index Trusts. S&P has no obligation to take the needs of the Trust or the shareholders of the S&P Index Trusts into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of shares of the S&P Index Trusts or the timing of the issuance or sale of the shares of the S&P Index Trusts or in the determination or calculation of the equation by which shares of the S&P Index Trusts are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the S&P Index Trusts.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Trust, shareholders of the S&P Index Trusts, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

                                                      Adopted September 25, 2003

                         MANUFACTURERS INVESTMENT TRUST
                      PROXY VOTING POLICIES AND PROCEDURES

                               Table of Contents

I.       DELEGATION OF PROXY VOTING TO SUBADVISERS

             A. DELEGATION
             B. PROXY VOTING POLICIES AND PROCEDURES
             C. Underlying Funds

II.      MATERIAL CONFLICTS OF INTEREST

III. PROCEDURES FOR SHAREHOLDERS/CONTRACT OWNERS TO OBTAIN PROXY VOTING POLICIES AND PROXY VOTING RECORD. DISCLOSURE OF PROXY VOTING PROCEDURES

         A. DISCLOSURE OF PROCEDURES IN THE STATEMENT OF ADDITIONAL INFORMATION OF THE TRUST

         B.       DISCLOSURE IN ANNUAL AND SEMI-ANNUAL REPORT

         C.       FILING OF PROXY VOTING RECORD ON FORM N-PX

IV.      ANNUAL RENEWAL OF PROXY VOTING POLICIES AND PROCEDURES

                                      * * *

     I.      DELEGATION OF PROXY VOTING TO SUBADVISERS

         A.       DELEGATION

                  The subadviser for each Trust portfolio shall vote all proxies relating to securities held by the portfolio and in that connection, and subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures adopted by the subadviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940.

         B.       PROXY VOTING PROCEDURES

                  Except as noted under I.C. below, the proxy voting policies and procedures for each Trust portfolio shall be the same as those used by the portfolio's subadviser to vote proxies for the Trust portfolio. The proxy voting policies and procedures of the subadviser to each Trust portfolio relating to voting proxies of each Trust portfolio it manages, as such policies and procedures may be amended from time to time (the "Subadviser Proxy Voting Procedures"), are hereby incorporated into these policies and procedures by reference.

         C.       UNDERLYING FUNDS

                  With respect to voting proxies relating to the securities of an underlying fund held by a Trust portfolio in reliance on any one of Sections 12(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, or to the extent disclosed in the Trust's registration statement, the subadviser for the Trust portfolio, or the Trust, will vote proxies in the same proportion as the vote of all other holders of such underlying fund securities, unless the Trust intends to seek voting instructions from the shareholders of the Trust portfolio, in which case the subadviser, or the Trust, will vote proxies in the same proportion as the instructions timely received from shareholders of the Trust portfolio.

II.      MATERIAL CONFLICTS OF INTEREST

         If (1) the subadviser to any Trust portfolio knows that a vote presents a material conflict between the interests of (a) shareholders of the Trust portfolio and (b) the Trust's investment adviser, principal underwriter or any affiliated person of the Trust, its investment adviser or its principal underwriter, and (2) the subadviser does not propose to vote on the particular issue in the manner prescribed by its pre-determined proxy voting guidelines, then the subadviser will follow its conflict of interest procedures (as set forth in the subadviser's proxy voting policies and procedures) when voting such proxies.

         If the proxy voting policies and procedures of any subadviser indicate that, in the case of any conflict of interest between the interests of shareholders of a Trust portfolio and another party, the subadviser will abstain from voting or will request the Board of Trustees of the Trust to provide voting instructions, the subadviser shall not abstain or make such request but instead shall vote proxies, in its discretion, either as recommended by an independent third party or as the subadviser may determine in its reasonable judgment to be in the best interests of the shareholders of the Trust portfolio.

III. PROCEDURES FOR SHAREHOLDERS/CONTRACT OWNERS TO OBTAIN PROXY VOTING POLICIES AND PROXY VOTING RECORD. DISCLOSURE OF PROXY VOTING PROCEDURES

         A. DISCLOSURE OF POLICIES AND PROCEDURES IN THE STATEMENT OF ADDITIONAL INFORMATION

             The Trust shall disclose in its Statement of Additional Information a summary of its Proxy Voting Policies and Procedures and of the Subadviser Proxy Voting Procedures included therein. (In lieu of including a summary of the procedures, the Trust may instead include the actual Subadviser Proxy Voting Procedures in the Statement of Additional Information.)

         B.  DISCLOSURE IN ANNUAL AND SEMI-ANNUAL REPORT

             The Trust shall disclose in its annual and semi-annual shareholder reports that:

             (a) a description of the Trust's proxy voting policies and procedures and (b) the Trust's proxy voting record for the most recent 12 month period ending June 30th, are available:

             1.   on the SEC's website, and

             2. without charge, upon request, by calling a specified toll-free telephone number. The Trust will send these documents within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

     II.     FILING OF PROXY VOTING RECORD ON FORM N-PX

             The Trust will annually file its complete proxy voting record with the SEC on Form N-PX. The Form N-PX shall be filed for the twelve month period ended June 30th no later than August 31st of each year.

     III.    ANNUAL APPROVAL OF PROXY VOTING PROCEDURES

             The Trust's proxy voting policies and procedures shall be re-approved by the Trust's Board of Trustees at least annually.

PROXY POLICIES AND PROCEDURES

ADOPTED BY THE AIM FUNDS BOARD OF DIRECTORS/TRUSTEES JUNE 10-11, 2003

A.       PROXY POLICIES

Each of A I M Advisors, Inc., A I M Capital Management Group, Inc., AIM Private Asset Management Group, Inc. and AIM Alternative Asset Management Company (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

I.       BOARDS OF DIRECTORS

A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit and compensation committees, should be completely independent.

There are some actions by directors that should result in votes being withheld. These instances include directors who:

- Are not independent directors and sit on the board's audit or compensation committee;

- Attend less than 75 percent of the board and committee meetings without a valid excuse;

-        Implement or renew a dead-hand or modified dead-hand poison pill;

- Enacted egregious corporate governance policies or failed to replace management as appropriate;

- Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

- Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

- Long-term financial performance of the target company relative to its industry;

-        Management's track record;

-        Portfolio manager's assessment;

-        Qualifications of director nominees (both slates);

- Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

-        Background to the proxy contest.

II.      INDEPENDENT AUDITORS

A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:

- It is not clear that the auditors will be able to fulfill their function;

- There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

- The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

III.     COMPENSATION PROGRAMS

Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

- We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

- We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

- We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.

- We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

- We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

IV.      CORPORATE MATTERS

We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

- We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

- We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

- We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

- We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

V.       SHAREHOLDER PROPOSALS

Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

- We will generally abstain from shareholder social and environmental proposals.

- We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

- We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

- We will generally vote for proposals to lower barriers to shareholder action.

- We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

VI.      OTHER

- We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

- We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

- We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

AIM's proxy policies, and the procedures noted below, may be amended from time to time.

B.       PROXY COMMITTEE PROCEDURES

The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department. The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by proxy.

AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider.

In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of Funds' Board of Directors/Trustees:

     1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

     2. AIM will not publicly announce its voting intentions and the reasons therefore.

     3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

     4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

C.       BUSINESS/DISASTER RECOVERY

If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, ISS shall vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.

D.       RESTRICTIONS AFFECTING VOTING

If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

E.       CONFLICTS OF INTEREST

The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.

To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

                               ALLEGIANCE CAPITAL

                        PROXY AND CORPORATE ACTION VOTING
                             POLICIES AND PROCEDURES

POLICY

Allegiance Investment Management, LLC dba Allegiance Capital ("Allegiance") acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA"). While Allegiance primarily manages fixed income securities, it may on occasion hold a voting security (or a security for which shareholder action is solicited) in a client account. Thus, unless a client (including a "named fiduciary" under ERISA) specifically reserves the right to vote its own proxies or to take shareholder action in other corporate actions, Allegiance will vote all proxies or act on all other actions received in sufficient time prior to their deadlines as part of its full discretionary authority over the assets. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies or acting on corporate actions for clients, Allegiance's utmost concern is that all decisions be made solely in the best interest of the shareholder (for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). Allegiance will act in a manner deemed prudent and diligent and which is intended to enhance the economic value of the assets of the account.

PURPOSE

The purpose of these Proxy Voting and Corporate Action Policies and Procedures is to memorialize the procedures and policies adopted by Allegiance to enable it to comply with its accepted responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act").

PROCEDURES

Allegiance's Operations Department is ultimately responsible for ensuring that all proxies received by Allegiance are voted in a timely manner and voted consistently across all portfolios. Although many proxy proposals can be voted in accordance with our established guidelines, we recognize that some proposals require special consideration, which may dictate that we make an exception to our broad guidelines.

Where a proxy proposal raises a material conflict of interest between Allegiance's interests and the client's, Allegiance will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. When a client does not respond to such a conflict disclosure request or denies the request, Allegiance will abstain from voting the securities held by that client's account.

The Operations Department is also responsible for ensuring that all corporate actions received by Allegiance are addressed in a timely manner and consistent action is taken across all portfolios.

RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, Allegiance will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that Allegiance may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

Allegiance will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and advising clients how they may obtain information on how Allegiance voted their securities. Clients may obtain information on how their securities were voted or a copy of our Policies and Procedures by written request addressed to Allegiance.

GUIDELINES

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

VOTE AGAINST

(a) Issues regarding Board entrenchment and anti-takeover measures such as the following:

         (i)      Proposals to stagger board members' terms;

         (ii) Proposals to limit the ability of shareholders to call special meetings;

         (iii)    Proposals to require super majority votes;

         (iv) Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

         (v)      Proposals regarding "fair price" provisions;

         (vi)     Proposals regarding "poison pill" provisions; and

         (vii)    Permitting "green mail".


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


(b)      Providing cumulative voting rights.

(c) "Social issues," unless specific client guidelines supersede, e.g., restrictions regarding South Africa.

VOTE FOR

(a) Election of directors recommended by management, except if there is a proxy fight.

(b) Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.

(c)      Date and place of annual meeting.

(d)      Rotation of annual meeting place.

(e)      Limitation on charitable contributions or fees paid to lawyers.

(f) Ratification of directors' actions on routine matters since previous annual meeting.

(g)      Confidential voting.

(h)      Limiting directors' liability

CASE-BY-CASE

Proposals to:

(1)      Pay directors solely in stock.

(2)      Eliminate director mandatory retirement policy.

(3)      Mandatory retirement age for directors.

(4)      Rotate annual meeting location/date.

(5)      Option and stock grants to management and directors.

(6) Allowing indemnification of directors and/or officers after reviewing the applicable state laws and extent of protection requested.

                  American Century Investment Management, Inc.

                              PROXY VOTING POLICIES

American Century Investment Management, Inc. ("American Century") is the investment manager for a variety of clients, including the American Century family of mutual funds. As such, it has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. The following is a statement of the proxy voting policies that have been adopted by American Century.

GENERAL PRINCIPLES

In voting proxies, American Century is guided by general fiduciary principles. It must act prudently, solely in the interest of our clients, and for the exclusive purpose of providing benefits to them. American Century will attempt to consider all factors of its vote that could affect the value of the investment. We will not subordinate the interests of clients in the value of their investments to unrelated objectives. In short, American Century will vote proxies in the manner that we believe will do the most to maximize shareholder value.

SPECIFIC PROXY MATTERS

A. ROUTINE MATTERS

      1.   ELECTION OF DIRECTORS

            a. GENERALLY. American Century will generally support the election of directors that result in a board made up of a majority of independent directors. In general, American Century will vote in favor of management's director nominees if they are running unopposed. American Century believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. American Century of course maintains the ability to vote against any candidate whom it feels is not qualified. For example, we will generally vote for management's director nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities. Conversely, we will vote against individual directors if they do not provide an adequate explanation for repeated absences at board meetings. When management's nominees are opposed in a proxy contest, American Century will evaluate which nominees' publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents. In cases where American Century's clients are significant holders of a company's voting securities, management's recommendations will be reviewed with the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund, the trustee of a retirement plan).

            b. COMMITTEE SERVICE. American Century will withhold votes for non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

            c. CLASSIFICATION OF BOARDS. American Century will support proposals that seek to declassify boards. Conversely, American
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American Century Investments                               PROXY VOTING POLICIES
--------------------------------------------------------------------------------

                  Century will oppose efforts to adopt classified board structures.

            d. MAJORITY INDEPENDENT BOARD. American Century will support proposals calling for a majority of independent directors on a board. We believe that a majority of independent directors can help to facilitate objective decision making and enhances accountability to shareholders.

            e. WITHHOLDING CAMPAIGNS. American Century will support proposals calling for shareholders to withhold votes for directors where such actions will advance the principles set forth in paragraphs (a) through (d) above.

      2.    RATIFICATION OF SELECTION OF AUDITORS

            American Century will generally rely on the judgment of the issuer's audit committee in selecting the independent auditors who will provide the best service to the company. American Century believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. We will vote against proposed auditors in those circumstances where (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm; or
            (3) there is reason to believe that the independent auditor has previously rendered an opinion to the issuer that is either inaccurate or not indicative of the company's financial position.

B. EQUITY-BASED COMPENSATION PLANS

            American Century believes that equity-based incentive plans are economically significant issues upon which shareholders are entitled to vote. American Century recognizes that equity-based compensation plans can be useful in attracting and maintaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize shareholder value. American Century will conduct a case-by-case analysis of each stock option, stock bonus or similar plan or amendment, and generally approve management's recommendations with respect to adoption of or amendments to a company's equity-based compensation plans, provided that the total number of shares reserved under all of a company's plans is reasonable and not excessively dilutive.

            American Century will review equity-based compensation plans or amendments thereto on a case-by-case basis. Factors that will be considered in the determination include the company's overall capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base which may justify somewhat greater dilution.

            Amendments which are proposed in order to bring a company's plan within applicable legal requirements will be reviewed by American Century's legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for example, are generally approved.

            American Century will generally vote against the adoption of plans

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American Century Investments                               PROXY VOTING POLICIES
--------------------------------------------------------------------------------

            or plan amendments that:

            - provide for immediate vesting of all stock options in the event of a change of control of the company (see "Anti-Takeover Proposals" below);

            - reset outstanding stock options at a lower strike price unless accompanied by a corresponding and proportionate reduction in the number of shares designated. American Century will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate;

            - establish restriction periods shorter than three years for restricted stock grants;

            - do not reasonably associate awards to performance of the company; and

            -     are excessively dilutive to the company.


C. ANTI-TAKEOVER PROPOSALS

In general, American Century will vote against any proposal, whether made by management or shareholders, which American Century believes would materially discourage a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. The items below discuss specific anti-takeover proposals.

      1.    CUMULATIVE VOTING

            American Century will vote in favor of any proposal to adopt cumulative voting and will vote against any proposal to eliminate cumulative voting that is already in place, except in cases where a company has a staggered board. Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board. American Century believes that the elimination of cumulative voting constitutes an anti-takeover measure.

      2.    STAGGERED BOARD

            If a company has a "staggered board," its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, American Century believes that staggered boards are primarily an anti-takeover device and will vote against them. However, American Century does not necessarily vote against the re-election of staggered boards.

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American Century Investments                               PROXY VOTING POLICIES
--------------------------------------------------------------------------------

      3.    "BLANK CHECK" PREFERRED STOCK

            Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile take-over attempt, the board could issue such stock to a friendly party or "white knight" or could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, American Century will vote against blank check preferred stock. However, American Century may vote in favor of blank check preferred if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective as a financing instrument.

      4.    ELIMINATION OF PREEMPTIVE RIGHTS

            When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.

            While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company's ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company's stock. In the long term, shareholders could be adversely affected by preemptive rights. American Century generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.

      5.    NON-TARGETED SHARE REPURCHASE

            A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-targeted share repurchase may reflect management's belief in the favorable business prospects of the company. American Century finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company's financial condition.

      6.    INCREASE IN AUTHORIZED COMMON STOCK

            The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred. American Century will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the increase will be approved. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock

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American Century Investments                               PROXY VOTING POLICIES
--------------------------------------------------------------------------------

            dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, American Century will vote in favor of an increase in authorized common stock of up to 100%; increases in excess of 100% are evaluated on a case-by-case basis, and will be voted affirmatively if management has provided sound justification for the increase.

      7.    "SUPERMAJORITY" VOTING PROVISIONS OR SUPER VOTING SHARE CLASSES

            A "supermajority" voting provision is a provision placed in a company's charter documents which would require a "supermajority" (ranging from 66 to 90%) of shareholders and shareholder votes to approve any type of acquisition of the company. A super voting share class grants one class of shareholders a greater per-share vote than those of shareholders of other voting classes. American Century believes that these are standard anti-takeover measures and will vote against them. The supermajority provision makes an acquisition more time-consuming and expensive for the acquiror. A super voting share class favors one group of shareholders disproportionately to economic interest. Both are often proposed in conjunction with other anti-takeover measures.

      8.    "FAIR PRICE" AMENDMENTS

            This is another type of charter amendment that would require an offeror to pay a "fair" and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. American Century will carefully examine all fair price proposals. In general, American Century will vote against fair price proposals unless it can be determined from the proposed operation of the fair price proposal that it is likely that share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.

      9.    LIMITING THE RIGHT TO CALL SPECIAL SHAREHOLDER MEETINGS.

            The incorporation statutes of many states allow minority shareholders at a certain threshold level of ownership (frequently 10%) to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company's charter documents. American Century believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and we will vote against proposals attempting to eliminate this right and for proposals attempting to restore it.

      10.   POISON PILLS OR SHAREHOLDER RIGHTS PLANS

            Many companies have now adopted some version of a poison pill plan

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American Century Investments                               PROXY VOTING POLICIES
--------------------------------------------------------------------------------

            (also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain hostile events, such as the acquisition of a large block of stock.

            The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to "entrench" management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders may receive a better price. American Century believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. American Century will generally vote against all forms of poison pills.

            We will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. We will generally vote in favor of such a poison pill if it is linked to a business strategy that will - in our view - likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.

      11.   GOLDEN PARACHUTES

            Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, American Century will evaluate the specifics of the plan presented.

      12.   REINCORPORATION

            Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states (such as Pennsylvania, Ohio and Indiana) now provide some type of legislation that greatly discourages takeovers. Management believes that Delaware in particular is beneficial as a corporate domicile because of the well-developed body of statutes and case law dealing with corporate acquisitions.

            We will examine reincorporation proposals on a case-by-case basis. If American Century believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. We will also oppose reincorporation proposals involving jurisdictions that specify that directors can recognize non-shareholder interests over those of shareholders. When reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, American Century will vote affirmatively.

      13.   CONFIDENTIAL VOTING

            Companies that have not previously adopted a "confidential voting" policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.

American Century Investments                               PROXY VOTING POLICIES
--------------------------------------------------------------------------------

            Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders' confidentiality. American Century believes that the only way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, we will vote in favor of any proposal to adopt confidential voting.

      14.   OPTING IN OR OUT OF STATE TAKEOVER LAWS

            State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. American Century believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, American Century will vote in favor of opting out of restrictive state takeover laws.

C. OTHER MATTERS

      1.    SHAREHOLDER PROPOSALS INVOLVING SOCIAL, MORAL OR ETHICAL MATTERS

            American Century will generally vote management's recommendation on issues that primarily involve social, moral or ethical matters, such as the MacBride Principles pertaining to operations in Northern Ireland. While the resolution of such issues may have an effect on shareholder value, the precise economic effect of such proposals, and individual shareholder's preferences regarding such issues is often unclear. Where this is the case, American Century believes it is generally impossible to know how to vote in a manner that would accurately reflect the views of American Century clients, and therefore will review management's assessment of the economic effect of such proposals and rely upon it if we believe its assessment is not unreasonable.

            Shareholders may also introduce social, moral or ethical proposals which are the subject of existing law or regulation. Examples of such proposals would include a proposal to require disclosure of a company's contributions to political action committees or a proposal to require a company to adopt a non-smoking workplace policy. American Century believes that such proposals are better addressed outside the corporate arena, and will vote with management's recommendation; in addition, American Century will generally vote against any proposal which would require a company to adopt practices or procedures which go beyond the requirements of existing, directly applicable law.

      2.    ANTI-GREENMAIL PROPOSALS

            "Anti-greenmail" proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they

American Century Investments                               PROXY VOTING POLICIES
--------------------------------------------------------------------------------

            should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. American Century believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will vote in favor of anti-greenmail proposals.

      3.    INDEMNIFICATION

            American Century will generally vote in favor of a corporation's proposal to indemnify its officers and directors in accordance with applicable state law. Indemnification arrangements are often necessary in order to attract and retain qualified directors. The adoption of such proposals appears to have little effect on share value.

      4.    NON-STOCK INCENTIVE PLANS

            Management may propose a variety of cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and American Century will vote in favor of such proposals, particularly when the proposal is recommended in order to comply with IRC Section 162(m) regarding salary disclosure requirements. Case-by-case determinations will be made of the appropriateness of the amount of shareholder value transferred by proposed plans.

      5.    DIRECTOR TENURE

            These proposals ask that age and term restrictions be placed on the board of directors. American Century believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will vote against such proposals, unless they have been recommended by management.

      6.    DIRECTORS' STOCK OPTIONS PLANS

            American Century believes that stock options are an appropriate form of compensation for directors, and American Century will vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis, and will take into account total board compensation and the company's total exposure to stock option plan dilution.

      7.    DIRECTOR SHARE OWNERSHIP

            American Century will vote against shareholder proposals which would require directors to hold a minimum number of the company's shares to serve on the Board of Directors, in the belief that such ownership should be at the discretion of Board members.

MONITORING POTENTIAL CONFLICTS OF INTEREST

Corporate management has a strong interest in the outcome of proposals

American Century Investments                               PROXY VOTING POLICIES
--------------------------------------------------------------------------------

submitted to shareholders. As a consequence, management often seeks to influence large shareholders to vote with their recommendations on particularly controversial matters. In the vast majority of cases, these communications with large shareholders amount to little more than advocacy for management's positions and give American Century staff the opportunity to ask additional questions about the matter being presented. Companies with which American Century has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which American Century votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for American Century clients, our proxy voting personnel regularly catalog companies with whom American Century has significant business relationships; all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).

          ************************************************************

The voting policies expressed above are of course subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated above, American Century will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.

Case-by-case determinations will be made by American Century staff, which is overseen by the General Counsel of American Century, in consultation with equity managers. Electronic records will be kept of all votes made.

                                   Original 6/1/1989

                                   Revised 12/05/1991

                                   Revised 2/15/1997

                                   Revised 8/1/1999

                                   Revised 7/1/2003

                         CAPITAL GUARDIAN TRUST COMPANY

                       PROXY VOTING POLICY AND PROCEDURES

POLICY

Capital Guardian Trust Company ("CGTC") provides investment management services to clients that include, among others, corporate and public pension plans, foundations and endowments and unaffiliated registered investment companies. CGTC's Personal Investment Management Division ("PIM") provides investment management and fiduciary services, including trust and estate administration, primarily to high net-worth individuals and families. CGTC considers proxy voting an important part of those management services, and as such, CGTC seeks to vote the proxies of securities held by clients in accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CGTC's clients.

FIDUCIARY RESPONSIBILITY AND LONG-TERM SHAREHOLDER VALUE

CGTC's fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, CGTC considers those factors which would affect the value of its clients' investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, CGTC votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

CGTC believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst's knowledge of a company, its current management, management's past record, and CGTC's general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

As the management of a portfolio company is responsible for its day to day operations, CGTC believes that management, subject to the oversight of its board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, CGTC votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. CGTC also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients' best interests.

SPECIAL REVIEW

From time to time CGTC may vote a) on proxies of portfolio companies that are also clients of CGTC or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited CGTC or its affiliates to support a particular position. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The CGTC Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

PROCEDURES

PROXY REVIEW PROCESS

Associates in CGTC's proxy voting department, along with compliance associates from the legal department, are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.

The proxy voting department reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year and certain other administrative items.

All other items are sent by the proxy voting department to the research analyst who follows the company. The analyst reviews the proxy statement and makes a recommendation about how to vote on the issues based on his or her in-depth knowledge of the company. Recommendations to vote with management on certain limited issues are voted accordingly. All other non-standard issues receive further consideration by a proxy voting committee, which reviews the issue and the analyst's recommendation, and decides how to vote. A proxy voting committee may escalate to the full investment committee(s) those issues for which it believes a broader review is warranted. Four proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are comprised primarily of members of CGTC's and its affiliates' investment committees and their activity is subject to oversight by those committees.

For securities held only in PIM accounts, non-standard items are sent to those associates to whom the CGTC Investment Committee has delegated the review and voting of proxies. These associates may forward certain proposals to the appropriate investment committee for discussion and a formal vote if they believe a broader review is warranted.

CGTC seeks to vote all of its clients' proxies. In certain circumstances, CGTC may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where CGTC wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to CGTC to vote and therefore are not voted.

PROXY VOTING GUIDELINES

CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

CGTC's general positions related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues are reflected below.

- Corporate governance. CGTC supports strong corporate governance practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.

- Capital structure. CGTC generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as anti-takeover devices, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.

- Stock option compensation plans. CGTC supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. CGTC considers the following factors when voting on proposals related to new plans or changes to existing plans: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, CGTC supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.

- Social and corporate responsibility. CGTC votes on these issues based on the potential impact to the value of its clients' investment in the portfolio company.

SPECIAL REVIEW PROCEDURES

If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (CGTC's parent company), are deemed to be "Interested Clients". Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee ("SRC"). The SRC determines whether the decision was in the best interest of CGTC's clients and may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from CGTC's and its affiliates' investment and legal groups and does not include representatives from the marketing department.

Any other proxy will be referred to the SRC if facts or circumstances warrant further review.

CGTC'S PROXY VOTING RECORD

Upon client request, CGTC will provide reports of its proxy voting record as it relates to the securities held in the client's account(s) for which CGTC has proxy voting authority.

ANNUAL ASSESSMENT

CGTC will conduct an annual assessment of this proxy voting policy and related procedures.

EFFECTIVE DATE

This policy is effective as of August 1, 2003.

                        CITIGROUP ASSET MANAGEMENT (CAM)
                              NORTH AMERICA REGION
                      PROXY VOTING POLICIES AND PROCEDURES

                                    JULY 2003

I.       TYPES OF ACCOUNTS FOR WHICH CAM VOTES PROXIES
II.      GENERAL GUIDELINES
III.     HOW CAM VOTES
IV.      CONFLICTS OF INTEREST
V.       VOTING POLICY

         (1)      ELECTION OF DIRECTORS
         (2)      PROXY CONTESTS
         (3)      AUDITORS
         (4)      PROXY CONTEST DEFENSES
         (5)      TENDER OFFER DEFENSES
         (6)      MISCELLANEOUS GOVERNANCE PROVISIONS
         (7)      CAPITAL STRUCTURE
         (8)      EXECUTIVE AND DIRECTOR COMPENSATION
         (9)      STATE OF INCORPORATION
         (10)     MERGERS AND CORPORATE RESTRUCTURING
         (11)     SOCIAL AND ENVIRONMENTAL ISSUES
         (12)     MISCELLANEOUS

VI.      RECORDKEEPING AND OVERSIGHT

                       CITIGROUP ASSET MANAGEMENT(1) (CAM)
                              NORTH AMERICA REGION
                      PROXY VOTING POLICIES AND PROCEDURES

I.       TYPES OF ACCOUNTS TO WHICH CAM VOTES PROXIES

Citigroup Asset Management (CAM) votes proxies for each client that has specifically authorized us to vote them in the investment management contract or otherwise; votes proxies for each United States Registered Investment Company (mutual fund) for which we act as adviser or sub-adviser with the power to vote proxies; and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on CAM by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted under these laws.

II.      GENERAL GUIDELINES

In voting proxies, CAM is guided by general fiduciary principles. CAM's goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages, and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. CAM attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the CAM adviser (business unit) of its responsibility for the proxy vote.

III.     HOW CAM VOTES

In the case of a proxy issue for which there is a stated position set forth in
Section V, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. CAM divides issues into eleven categories listed in Section V below.

-----------------
(1) Citigroup Asset Management comprises Salomon Brothers Asset Management Inc, Smith Barney Asset Management (a division of Citigroup Global Markets Inc.), Citibank Global Asset Management (a unit of Citibank, N.A.), Smith Barney Fund Management LLC, Citi Fund Management Inc. and other investment adviser affiliates.

IV.   CONFLICTS OF INTEREST

In furtherance of CAM's goal to vote proxies in the best interests of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM's interests and those of its clients before voting proxies on behalf of such clients.

(1)  Procedures for Identifying Conflicts of Interest

     CAM relies on the following to seek to identify conflicts of interest with respect to proxy voting:

     A. The policy memorandum attached hereto as Appendix A will be distributed periodically to CAM employees. The policy memorandum alerts CAM employees that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM Compliance.

     B. CAM Financial Control shall maintain and make available to CAM Compliance and proxy voting personnel an up to date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of CAM's annual revenues. CAM relies on the policy memorandum directive described in Section IV. (1) A. to identify conflicts of interest arising due to potential client relationships with proxy issuers.

     C. As a general matter, CAM takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between CAM and certain other Citigroup business units. Special circumstances, such as contact between CAM and non-CAM personnel, may cause CAM to consider whether non-CAM relationships between Citigroup and an issuer present a conflict of interest for CAM with respect to such issuer. As noted in Section IV. (1) A., CAM employees are under an obligation to be aware of the potential for conflicts of interest in voting proxies and to bring such conflicts of interest, including conflicts of interest which may arise because of such special circumstances (such as any attempt by a Citigroup business unit or Citigroup officer or employee to influence proxy voting by CAM) to the attention of CAM Compliance. Also, CAM is sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. For prudential reasons, CAM treats such significant, publicized relationships as creating a potential conflict of interest for CAM in voting proxies

     D. Based on information furnished by CAM employees or maintained by CAM Compliance pursuant to Section IV. (1) A. and C. and by CAM Financial Control pursuant to Section IV. (1) B., CAM Compliance shall maintain an up to date list of issuers with respect to which CAM has a potential conflict of interest in voting proxies on behalf of client accounts. CAM shall not vote proxies relating to issuers on such list on behalf of client accounts until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented, as described in this Section IV below. Exceptions apply: (i) with respect to a proxy issue that will be voted in accordance with a stated CAM position on such issue, and (ii) with respect to a proxy issue that will be voted in accordance with the recommendation of an independent third party based on application of the policies set forth herein. Such issues generally are not brought to the attention of the Proxy Voting Committee described in Section IV. (2) because CAM's position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party based on application of the policies set forth herein.

(2) Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

     A. CAM shall maintain a Proxy Voting Committee to review and address conflicts of interest brought to its attention. The Proxy Voting Committee shall be comprised of such CAM personnel as are designated from time to time by CAM's Office of the CIO, CAM's General Counsel and CAM's Chief Compliance Officer. The initial members of the Proxy Voting Committee are set forth on Appendix B hereto.

     B. All conflicts of interest identified pursuant to the procedures outlined in Section IV.(1) must be brought to the attention of the Proxy Voting Committee by CAM Compliance for resolution. As noted above, a proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM's position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

     C. The Proxy Voting Committee shall determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM's decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. CAM Compliance shall maintain a written record of all materiality determinations made by the Proxy Voting Committee.

     D. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

     E. If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee shall determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

     i. disclosing the conflict to clients and obtaining their consent before voting;

     ii. suggesting to clients that they engage another party to vote the proxy on their behalf;

     iii. in the case of a conflict of interest resulting from a particular employee's personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

     iv. such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

CAM Compliance shall maintain a written record of the method used to resolve a material conflict of interest.

V.       VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. As a result of the independent investment advisory services provided by distinct business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

(1)  Election of Directors

     A. Voting on Director Nominees in Uncontested Elections.

        1. We vote for director nominees.

     B. Chairman and CEO is the Same Person.

        1. We vote against shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

     C. Majority of Independent Directors

-----------------
* Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Voting Committee may resolve such conflict to interest by satisfying itself that CAM's proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

        1. We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

        2. We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

     D. Stock Ownership Requirements

        1. We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

     E. Term of Office

        1. We vote against shareholder proposals to limit the tenure of independent directors.

     F. Director and Officer Indemnification and Liability Protection

        1. Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

        2. We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

        3. We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

        4. We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director's legal expenses would be covered.

     G. Director Qualifications

        1. We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

        2. We vote against shareholder proposals requiring two candidates per board seat.

(2)  Proxy Contests

     A. Voting for Director Nominees in Contested Elections

        1. We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (ie: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

     B. Reimburse Proxy Solicitation Expenses

        1. We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

(3)  Auditors

     A. Ratifying Auditors

        1. We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

(4)  Proxy Contest Defenses

     A. Board Structure: Staggered vs. Annual Elections

        1. We vote against proposals to classify the board.

        2. We vote for proposals to repeal classified boards and to elect all directors annually.

     B. Shareholder Ability to Remove Directors

        1. We vote against proposals that provide that directors may be removed only for cause.

        2. We vote for proposals to restore shareholder ability to remove directors with or without cause.

        3. We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

        4. We vote for proposals that permit shareholders to elect directors to fill board vacancies.

     C. Cumulative Voting

        1. We vote against proposals to eliminate cumulative voting.

        2. We vote for proposals to permit cumulative voting.

     D. Shareholder Ability to Call Special Meetings

        1. We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

        2. We vote for proposals that remove restrictions on the right of shareholders to act independently of management.

     E. Shareholder Ability to Act by Written Consent

        1. We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

        2. We vote for proposals to allow or make easier shareholder action by written consent.

     F. Shareholder Ability to Alter the Size of the Board

        1. We vote for proposals that seek to fix the size of the board.

        2. We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

     G. Advance Notice Proposals

        1. We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

     H. Amendment of By-Laws

        1. We vote against proposals giving the board exclusive authority to amend the by-laws.

        2. We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

(5)  Tender Offer Defenses

     A. Poison Pills

        1. We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

        2. We vote on a case-by-case basis on shareholder proposals to redeem a company's poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

        3. We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision - poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

     B. Fair Price Provisions

        1. We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

        2. We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

     C. Greenmail

        1. We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

        2. We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

     D. Unequal Voting Rights

        1. We vote against dual class exchange offers.

        2. We vote against dual class re-capitalization.

     E. Supermajority Shareholder Vote Requirement to Amend the Charter or
        Bylaws

        1. We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

        2. We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

     F. Supermajority Shareholder Vote Requirement to Approve Mergers

        1. We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

        2. We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

     G. White Squire Placements

        1. We vote for shareholder proposals to require approval of blank check preferred stock issues.

(6)  Miscellaneous Governance Provisions

     A. Confidential Voting

        1. We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

        2. We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1 above.

     B. Equal Access

        1. We vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

     C. Bundled Proposals

        1. We vote on a case-by-case basis on bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

     D. Shareholder Advisory Committees

        1. We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

(7)  Capital Structure

     A. Common Stock Authorization

        1. We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

        2. Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

           a) Company has already issued a certain percentage (i.e. greater than 50%) of the company's allotment.

           b) The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company's historical stock management or future growth outlook of the company.

        3. We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

     B. Stock Distributions: Splits and Dividends

        1. We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

     C. Reverse Stock Splits

        1. We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

     D. Blank Check Preferred Stock

        1. We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

        2. We vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

        3. We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

        4. We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

     E. Adjust Par Value of Common Stock

        1. We vote for management proposals to reduce the par value of common stock.

     F. Preemptive Rights

        1. We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

           a) Size of the Company.

           b) Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

           c) Percentage of the rights offering (rule of thumb less than 5%).

        2. We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

     G. Debt Restructuring

        1. We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

     H. Share Repurchase Programs

        1. We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     I. Dual-Class Stock

        1. We vote for proposals to create a new class of nonvoting or subvoting common stock if:

           - It is intended for financing purposes with minimal or no dilution to current shareholders

           - It is not designed to preserve the voting power of an insider or significant shareholder

     J. Issue Stock for Use with Rights Plan

        1. We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

(8)  Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

     A. OBRA-Related Compensation Proposals

        1. Amendments that Place a Cap on Annual Grant or Amend Administrative Features

           a) We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

        2. Amendments to Added Performance-Based Goals

           a) We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

        3. Amendments to Increase Shares and Retain Tax Deductions Under OBRA

           a) We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

        4. Approval of Cash or Cash-and-Stock Bonus Plans

           a) We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

     B. Expensing of Options

           We vote for proposals to expense stock options on financial statements.

     C. Index Stock Options

           We vote on a case by case basis with respect to proposals seeking to index stock options. Considerations include whether the issuer expenses stock options on its financial statements and whether the issuer's compensation committee is comprised solely of independent directors.

     D. Shareholder Proposals to Limit Executive and Director Pay

        1. We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder's needs and would not put the company at a competitive disadvantage relative to its industry.

        2. We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay. We have a policy of voting to limit the level of options and other equity-based compensation arrangements available to management to limit shareholder dilution and management overcompensation. We would vote against any proposals or amendments that would cause the available awards to exceed a threshold of 10% of outstanding fully diluted shares, i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans exceeds 10% of fully diluted shares. We also review the annual award as a percentage of fully diluted shares outstanding.

     E. Golden Parachutes

        1. We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

        2. We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

     F. Employee Stock Ownership Plans (ESOPs)

        1. We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

     G. 401(k) Employee Benefit Plans

        1. We vote for proposals to implement a 401(k) savings plan for employees.

     H. Stock Compensation Plans

        1. We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

        2. We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

     I. Directors Retirement Plans

        1. We vote against retirement plans for nonemployee directors.

        2. We vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

     J. Management Proposals to Reprice Options

        1. We vote on a case-by-case basis on management proposals seeking approval to reprice options. Considerations include the following:

           -  Historic trading patterns

           -  Rationale for the repricing

           -  Value-for-value exchange

           -  Option vesting

           -  Term of the option

           -  Exercise price

           -  Participation

     K. Shareholder Proposals Recording Executive and Director Pay

        1. We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

        2. We vote against shareholder proposals requiring director fees be paid in stock only.

        3. We vote for shareholder proposals to put option repricing to a shareholder vote.

        4. We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking unto account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

(9)  State/Country of Incorporation

     A. Voting on State Takeover Statutes

        1. We vote for proposals to opt out of state freezeout provisions.

        2. We vote for proposals to opt out of state disgorgement provisions.

     B. Voting on Re-incorporation Proposals

        1. We vote on a case-by-case basis on proposals to change a company's state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

     C. Control Share Acquisition Provisions

        1. We vote against proposals to amend the charter to include control share acquisition provisions.

        2. We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

        3. We vote for proposals to restore voting rights to the control shares.

        4. We vote for proposals to opt out of control share cashout statutes.

(10) Mergers and Corporate Restructuring

     A. Mergers and Acquisitions

        1. We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc...); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

     B. Corporate Restructuring

        1. We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

     C. Spin-offs

        1. We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

     D. Asset Sales

        1. We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

     E. Liquidations

        1. We vote on a case-by-case basis on liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

     F. Appraisal Rights

        1. We vote for proposals to restore, or provide shareholders with, rights of appraisal.

     G. Changing Corporate Name

        1. We vote for proposals to change the "corporate name", unless the proposed name change bears a negative connotation.

     H. Conversion of Securities

        1. We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

     I. Stakeholder Provisions

        1. We vote against proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

(11) Social and Environmental Issues

     A. In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears the company has not adequately addressed shareholders' social and environmental concerns. In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

        1. whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

        2. the percentage of sales, assets and earnings affected;

        3. the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

        4. whether the issues presented should be dealt with through government or company-specific action;

        5. whether the company has already responded in some appropriate manner to the request embodied in a proposal;

        6. whether the company's analysis and voting recommendation to shareholders is persuasive;

        7. what other companies have done in response to the issue;

        8. whether the proposal itself is well framed and reasonable;

        9. whether implementation of the proposal would achieve the objectives sought in the proposal; and

        10. whether the subject of the proposal is best left to the discretion of the board.

     B. Among the social and environmental issues to which we apply this analysis are the following:

        1. Energy and Environment

        2. Equal Employment Opportunity and Discrimination

        3. Product Integrity and Marketing

        4. Human Resources Issues

(12) Miscellaneous

     A. Charitable Contributions

        1. We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

     B. Operational Items

        1. We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

        2. We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

        3. We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

        4. We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

        5. We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

        6. We vote against proposals to approve other business when it appears as voting item.

(13) CAM has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that CAM has proxy voting authority with respect to shares of registered investment companies, CAM shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V. (1) through (12).

The voting policy guidelines set forth in this Section V may be changed from time to time by CAM in its sole discretion.

VI.      RECORD KEEPING AND OVERSIGHT

CAM shall maintain the following records relating to proxy voting:

                  -  a copy of these policies and procedures;

                  -  a copy of each proxy form (as voted);

                  - a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

                  - documentation relating to the identification and resolution of conflicts of interest;

                  - any documents created by CAM that were material to a proxy voting decision or that memorialized the basis for that decision; and

                  - a copy of each written client request for information on how CAM voted proxies on behalf of the client, and a copy of any written response by CAM to any (written or oral) client request for information on how CAM voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the CAM adviser.

Each adviser to a United States Registered Investment Company shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, CAM may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

CAM Compliance will review the proxy voting process, record retention and related matters on a periodic basis.

                                   APPENDIX A

                                   MEMORANDUM

TO:      All CAM North America Region Employees

FROM:    CAM Legal and Compliance

DATE:    July ____, 2003

RE: New CAM North America Region Proxy Voting Policies and Procedures Conflicts of Interest with respect to Proxy Voting

Citigroup Asset Management (CAM) currently has in place proxy voting policies and procedures designed to ensure that CAM votes proxies in the best interest of client accounts. Attached to this memorandum is a copy of CAM North America Region Proxy Voting Policies and Procedures that have been updated, effective as of July 2003, to comply with a new SEC rule under the Investment Advisers Act that addresses an investment adviser's fiduciary obligation to its clients when voting proxies. AS DISCUSSED IN MORE DETAIL BELOW, CAM EMPLOYEES ARE UNDER AN OBLIGATION (i) TO BE AWARE OF THE POTENTIAL FOR CONFLICTS OF INTEREST ON THE PART OF CAM IN VOTING PROXIES ON BEHALF OF CLIENT ACCOUNTS BOTH AS A RESULT OF AN EMPLOYEE'S PERSONAL RELATIONSHIPS AND DUE TO SPECIAL CIRCUMSTANCES THAT MAY ARISE DURING THE CONDUCT OF CAM'S BUSINESS, AND (ii) TO BRING CONFLICTS OF INTEREST OF WHICH THEY BECOME AWARE TO THE ATTENTION OF CAM COMPLIANCE.

         The updated proxy voting policies and procedures are substantially similar to the policies and procedures currently in effect in terms of CAM's stated position on certain types of proxy issues and the factors and considerations taken into account by CAM in voting on certain other types of proxy issues.

         The updated proxy voting policies and procedures reflect two major changes. First, Section VI (Recordkeeping and Oversight) of the updated policies and procedures sets forth detailed recordkeeping requirements relating to the proxy voting process, as required by the new SEC rule. CAM Compliance will be working with affected groups to make sure that we are complying with the new record retention requirements. Second, Section IV (Conflicts of Interest) of the updated policies and procedures sets forth procedures designed to identify and address material conflicts of interest that may arise between CAM's interests and those of its clients before proxies are voted on behalf of such clients, as required by the new SEC rule.

         While, as described in Section IV of the updated policies and procedures, CAM will seek to identify significant CAM client relationships and significant, publicized non-CAM affiliate client relationships(1) which could present CAM with a conflict of interest in voting proxies, all CAM employees must play an important role in helping our organization identify potential conflicts of interest that could impact CAM's proxy voting. CAM employees need to (i) be aware of the potential for conflicts of interest on the part of CAM in voting proxies on behalf of client accounts both as a result of an employee's personal relationships and due to special circumstances that may arise during the conduct of CAM's business, and (ii) bring conflicts of interest of which they become aware to the attention of a CAM compliance officer.

         A conflict of interest arises when the existence of a personal or business relationship on the part of CAM or one of its employees or special circumstances that arise during the conduct of CAM's business might influence, or appear to influence, the manner in which CAM decides to vote a proxy. An example of a personal relationship that creates a potential conflict of interest would be a situation in which a CAM employee (such as a portfolio manager or senior level executive) has a spouse or other close relative who serves as a director or senior executive of a company. An example of "special circumstances" would be explicit or implicit pressure exerted by a CAM relationship to try to influence CAM's vote on a proxy with respect to which the CAM relationship is the issuer. Another example would be a situation in which there was contact between CAM and non-CAM personnel in which the non-CAM personnel, on their own initiative or at the prompting of a client of a non-CAM unit of Citigroup, tried to exert pressure to influence CAM's proxy vote(2). Of course, the foregoing examples are not exhaustive, and a variety of situations may arise that raise conflict of interest questions for CAM. You are encouraged to raise and discuss with CAM Compliance particular facts and circumstances that you believe may raise conflict of interest issues for CAM.

         As described in Section IV of the updated policies and procedures, CAM has established a Proxy Voting Committee to assess the materiality of conflicts of interest brought to its attention by CAM Compliance as well as to agree upon appropriate methods to resolve material conflicts of interest before proxies affected by the conflicts of interest are voted(3). As described in the updated policies and procedures, there are a variety of methods and approaches that the Proxy Voting Committee may utilize to resolve material conflicts of interest. Please note that CAM employees should report all conflicts of interest

-----------------
(1,2) As a general matter, CAM takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between CAM and certain other Citigroup business units. CAM is sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. As noted, CAM seeks to identify such significant, publicized relationships, and for prudential reasons brings such identified situations to the attention of the Proxy Voting Committee, as described herein. Special circumstances, such as those described in the noted examples, also could cause CAM to consider whether non-CAM relationships between Citigroup and an issuer present a conflict of interest for CAM with respect to such issuer.

(3) Exceptions apply: (i) with respect to a proxy issue that will be voted in accordance with a stated CAM position on such issue, and (ii) with respect to a proxy issue that will be voted in accordance with the recommendation of an independent third party. Such issues are not brought to the attention of the Proxy Voting Committee because CAM's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

of which they become aware to CAM Compliance. It is up to the Proxy Voting Committee to assess the materiality of conflicts of interest brought to its attention and to agree upon an appropriate resolution with respect to conflicts of interest determined to be material.

         The obligation of CAM employees to be sensitive to the issue of conflicts of interest and to bring conflicts of interest to the attention of CAM Compliance is a serious one. Failure to do so can lead to negative legal, regulatory, and reputational consequences for the firm as well as to negative regulatory and disciplinary consequences for the CAM employee. Please consult with a CAM Compliance officer if you have any questions concerning your obligations with respect to conflicts of interest under the updated proxy voting policies and procedures.

                                   Appendix B

                         PROXY VOTING COMMITTEE MEMBERS

INVESTMENT MANAGEMENT REPRESENTATIVES

Wayne Lin
Amanda Suss

LEGAL REPRESENTATIVES

George Shively
Leonard Larrabee
Thomas Mandia

COMPLIANCE REPRESENTATIVES

Andrew Beagley
Jeffrey Scott
Joseph Hess

At least one representative from each of Investment Management, Legal and Compliance must participate in any deliberations and decisions of the Proxy Voting Committee.

                       DAVIS SELECTED ADVISERS, LP ("DSA")
                      PROXY VOTING POLICIES AND PROCEDURES

                             AMENDED AUGUST 6, 2003

                                Table of Contents

I.       Introduction

II.      Principals

III.     Fiduciary Duties of Care and Loyalty

IV.      Pre-Determined Voting Policies

V.       Ensuring Proxies are Voted

VI.      Identifying and Resolving Potential Conflicts of Interest

VII.     Proxy Oversight Group

VIII.    Shareholder Activism

IX.      Obtaining Copies of How Proxies Were Voted

X.       Summary of Proxy Voting Policies and Procedures

XI.      Records

XII.     Amendments

Exhibit A: "Pre-Determined Proxy Voting Policies"

                                 I. INTRODUCTION

DSA exercises a voice on behalf of its clients in matters of corporate governance through the proxy voting process. DSA takes its ownership responsibilities very seriously and believe the right to vote proxies for its clients' holdings is a significant asset of the clients. DSA exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients' investments.

DSA acquires and holds a company's securities in the portfolios it manages in the expectation that they will be a good investment and appreciate in value. As such, DSA votes proxies with a focus on the investment implications of each issue. For each proxy vote, DSA takes into consideration its duty to clients and all other relevant facts available to DSA at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.

DSA has established a Proxy Oversight Group, a committee of senior DSA officers, to oversee voting policies and decisions for clients. The group performs its responsibilities in accordance with proxy voting principles to ensure that DSA's voting policies reflect a thorough analysis of the issues and their potential impact on shareholder value. These principles will frame the analysis of each proxy issue and provide a basis for decision-making in all instances. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio manager for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services..

                                 II. PRINCIPALS

Proxy voting is a valuable right of company shareholders. Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the Board, as well as exercising their right to grant or withhold approval for actions proposed by the Board or company management. The interests of shareholders are best served by the following principles when considering proxy proposals:

Preserve and expand the power of shareholders in areas of corporate governance - Equity shareholders are owners of the business - company boards and management teams are ultimately accountable to them. DSA supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. DSA opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.

Allow responsible management teams to run the business - DSA supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, DSA opposes proposals that limit management's ability to do this. DSA will generally oppose proposals that seek to place restrictions on management in order to promote political, religious or social agendas.

Please see DSA's Pre-Determined Proxy Voting Policies for more details ("Exhibit A").

                   III. FIDUCIARY DUTIES OF CARE AND LOYALTY

Advisers are fiduciaries. As fiduciaries, advisers must act in the best interests of their clients. Thus, when voting portfolio securities, DSA must act in the best interest of the client and not in its own interest.

When DSA has been granted the authority to vote client proxies, DSA owes the client the duties of "care" and "loyalty":

(1) The duty of care requires DSA to monitor corporate actions and vote client proxies if it has undertaken to do so.

(2) The duty of loyalty requires DSA to cast the proxy votes in a manner that is consistent with the best interests of the client and not subrogate the client's interest to DSA's own interests.

                       IV. PRE -DETERMINED VOTING POLICY

Attached to these Proxy Voting Policies and Procedures is Exhibit A "Pre-Determined Voting Policies" that describe DSA's general proxy voting policies. DSA may, however, deviate from the general polices in order to accomplish a specific objective. All deviations from the stated polices shall be documented.

                         V. ENSURING PROXIES ARE VOTED

The Chief Compliance Officer is responsible for monitoring corporate actions and voting client proxies if DSA has been assigned the right to vote the proxies.

Scope. If a client has not authorized DSA to vote its proxies, then these Policies and Procedures shall not apply to that client's account. The scope of DSA's responsibilities with respect to voting proxies are ordinarily determined by DSA's contracts with its clients, the disclosures it has made to its clients, and the investment policies and objectives of its clients.

  Cost/Benefit Analysis DSA is NOT required to vote every proxy. There may be times when refraining from voting a proxy is in the client's best interest, such as when DSA determines that the cost of voting the proxy exceeds the expected benefit to the client. DSA shall not, however, ignore or be negligent in fulfilling the obligation it has assumed to vote client proxies.

DSA is not expected to expend resources if it has no reasonable expectation that doing so will provide a net benefit to its clients. For example, if clients hold only a small position in a company, or if the company's shares are no longer held by DSA clients at the time of the meeting, a decision to not vote the proxies, engage management in discussions, or to sell the securities rather than fight the corporate action, may be appropriate, particularly if the issue involved would not significantly affect the value of clients' holdings.

RECORD OF VOTING

The Chief Compliance Officer shall maintain records of how client proxies were voted. The Chief Compliance Officer shall also maintain a record of all votes which are inconsistent with Exhibit A "General Proxy Voting Policies".

          VI IDENTIFYING AND RESOLVING POTENTIAL CONFLICTS OF INTEREST

                         Potential Conflicts of Interest

A potential conflict of interest arises when DSA has business interests that may not be consistent with the best interests of its client. In reviewing proxy issues to identify any potential material conflicts between DSA's interests and those of its clients, DSA will consider:

     (1) Whether DSA has an economic incentive to vote in a manner that is not consistent with the best interests of its clients. For example , DSA may have an economic incentive to vote in a manner that would please corporate management in the hope that doing so might lead corporate management to direct more business to DSA. Such business could include managing company retirement plans, serving as sub-adviser for funds sponsored by the company, l; or

     (2) Whether there are any business or personal relationships between a DSA employee and the officers or directors of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of its clients.

Assessing Materiality. Materiality will be defined as the potential to have a significant impact on the outcome of a proxy vote.

IDENTIFYING POTENTIAL CONFLICTS OF INTEREST

The Chief Compliance Officer is responsible for identifying potential material conflicts of interest and voting the proxies in conformance with direction received from the Proxy Oversight Group. The Chief Compliance Officer shall bring novel or ambiguous issues before the Proxy Oversight Group for guidance.

RESOLVING POTENTIAL CONFLICTS OF INTEREST

The Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts and the Proxy Oversight Group shall exercise its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation:

     (1) Votes consistent with Exhibit A "General Proxy Voting Policies" are presumed to be consistent with the best interests of clients;

     (2) DSA may disclose the conflict to the client and obtain the client's consent prior to voting the proxy.

     (3) DSA may obtain guidance from an independent third party

     (4) The potential conflict may be immaterial.

     (5) Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict:

                           VII. PROXY OVERSIGHT GROUP

DSA has established a Proxy Oversight Group, a committee of senior DSA officers, to oversee voting policies and decisions for clients. The Proxy Oversight Group:

     (1) Establishes, amends, and interprets proxy voting policies and procedures;

     (2) Oversees how DSA's compliance department (which monitors corporate actions and votes client proxies in accordance with these proxy procedures) executes these duties; and

     (3) Resolves conflicts of interest identified by the Compliance
         Department.

COMPOSITION OF THE PROXY OVERSIGHT GROUP

The following are the members of the Proxy Oversight Group: DSA's:

     (1) Proxy Analyst;

     (2) Chief Compliance Officer; and

     (3) Chief Legal Officer

Two or more members shall constitute a quorum. Meetings may be held telephonically. A vote by a majority of the Proxy Oversight Group shall be binding. Action may be taken without a meeting by memorandum signed by two or more members.

                            VIII SHAREHOLDER ACTIVISM

DSA's fiduciary duties to its clients do not necessarily require DSA to become a "shareholder activist". As a practical matter, DSA will determine whether to engage in management discussion based upon its costs and expected benefits to clients.

Prior to casting a single vote, DSA may use its influence as a large shareholder to highlight certain management practices. Consistent with its fiduciary duties, DSA may discuss with company management its views on key issues that affect shareholder value. Opening lines of communication with company management to discuss these types of issues can often prove beneficial to DSA's clients.

                  IX OBTAINING COPIES OF HOW PROXIES WERE VOTED

DSA's clients may obtain a copy of the record of how their own proxies were voted by writing to:

         Davis Selected Advisers, L.P.
         Attn: Chief Compliance Officer
         2949 East Elvira Road, Suite 101
         Tucson, Arizona, 85706

No party is entitled to obtain a copy of how proxies, other than their own, were voted without valid government authority.

                X SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

DSA shall maintain a summary of its Proxy Voting Policies and Procedures which also describes how a client may obtain a copy of DSA's Proxy Voting Policies and Procedures. This summary shall be included in DSA's Form ADV Part II, which is delivered to all new clients..

                                  XI. RECORDS

DSA shall make retain for the legally required periods the following records:

     (a) Copies of DSA's Proxy Voting Policies and Procedures and each amendment thereof;

     (b) Proxy statements received regarding client securities;

     (c) Records of votes DSA cast on behalf of clients;

     (d) Records of written client requests for proxy voting information and DSA's response;

     (e) Any documents prepared by DSA that were material to making a decision how to vote, or that memorialized the basis of the decision.

                                 XII AMENDMENTS

DSA's Proxy Oversight Group may amend these Proxy Policies and Procedures from time to time. Clients shall be notified of material changes.

                                    EXHIBIT A
                          DAVIS SELECTED ADVISERS, L.P.
                      PRE-DETERMINED PROXY VOTING POLICIES

                             AMENDED: AUGUST 6, 2003

Notice: Davis Selected Advisers, L.P. ("DSA") has established the following general principals for voting proxies on behalf of its clients. While these principals shape our policies, DSA always reviews each proxy individually. As a result, there may be cases in which particular circumstances lead us to vote an individual proxy differently than otherwise stated within this document. In such exceptional cases, we will document our reasoning. Although our decisions may prove to have been incorrect in the light of future events, they will always be made with the intention of maximizing the long-term value of our clients' investment. Items not addressed within these policies will be evaluated on a case-by-case basis.

                            I. THE BOARD OF DIRECTORS

A. VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

As Corporate Directors are elected to represent the economic interests of shareholders, our voting on Director Nominees will be shaped by our assessment of a director's record in representing the interests of shareholders. The most important responsibility of a director is the selection, evaluation and compensation of senior management, and we pay particular attention to directors' performance in this area. Philosophically, we look for directors to construct long-term compensation plans that do not allow for senior executives to be excessively compensated if long-term returns to shareholders are poor. We prefer directors to specify the benchmarks or performance hurdles by which they are evaluating management's performance. Appropriate hurdles should include the company's performance relative to its peers and the S&P 500 as well as its cost of equity capital. We expect directors to construct plans such that incentive compensation will not be paid if performance is below these hurdles.

Although such a philosophy does not allow for exact precision,

     - We will generally withhold votes for directors of any company that issues options representing more than two percent of the shares outstanding in a given year without a specified performance hurdle.

     - We will generally withhold votes for directors of companies that issue more than 0.67% of the shares outstanding in restricted stock without a specified performance hurdle.

     - We will generally withhold votes for any director of any company that issues a combination of options and restricted shares (converted at a three to one ratio) that together add up to more than 2% of shares outstanding.

     - We will generally withhold votes for any director of any company that has allowed stock options to be re-priced or exchanged at lower prices in the previous year.

     - We will generally vote for pulling future option grants into the present year.

Directors also bear responsibility for the presentation of a company's financial statements and for the choice of broad accounting policies. We believe directors should favor conservative policies. Specifically,

     - We will generally withhold votes for any director of any company that does not account for employee stock options as an expense in the calculation of net income by January 2004.

     - We will generally withhold votes for any director of any company that uses unrealistic returns and assumptions in calculating a company's pension obligations, expenses or pension fund returns.

In voting on director nominees, we will also consider the following factors:

-    long-term corporate performance

-    nominee's investment in the company

- corporate governance provisions and takeover activity (discussed in Sections III and IV)

-    director compensation

-    number of other board seats held by nominee

-    interlocking directorships

-    nominee's attendance at meetings (past two years)

-    relevant business experience

-    ethical track record

B. CLASSIFICATION/DECLASSIFICATION OF THE BOARD

We vote AGAINST proposals to classify the board.

We vote FOR proposals to repeal classified boards and to elect all directors annually.

                           II. EXECUTIVE COMPENSATION

We believe in pay for performance. We recognize that compensation levels must be competitive and realistic and that under a fair system exceptional managers deserve to be paid exceptionally well. Our test to determine whether or not a proposal for long-term incentive compensation is appropriate is based on the following two questions.

     1. Over the long-term, what is the minimum level of shareholder returns below which management's performance would be considered poor?

             -    Performance below that of the S&P 500.

             -    Performance below a pre-selected group of competitors.

             -    Performance below the company's cost of equity capital.

     2. Does the company's proposed incentive compensation plan (including options and restricted stock) allow for the management to receive significant incentive compensation if long-term returns to shareholders fall below the answer specified above?

In most cases, the answer to the first question is unspecified. In virtually all cases, the answer to the second question is "yes," as most companies use non-qualified stock options and restricted stock for the bulk of their long-term compensation. These options and shares will become enormously valuable even if the shares compound at an unacceptably low rate - or actually do not go up at all but are simply volatile - over the long term. A fair system of long-term incentive compensation should include a threshold rate of performance below which incentive compensation is not earned.

Recognizing that many companies have and will continue to issue non-qualified stock options as part of their long term incentive compensation plans, we have devolved guidelines to determine the appropriate maximum amount to be given in any one year. Our thinking on this issue is shaped by the fact that America's Ten Most Admired Companies as determined by Fortune Magazine for 2002 had an average annual option grant over the last seven years of only 1.4 percent (excluding Microsoft at 1.2 percent). As a result, we believe a large option program is not a necessary characteristic of either highly admired or high-performing companies. As a result,

     - We will generally vote against any compensation plan that grants options representing more than two percent of the shares outstanding in a given year without a specified performance hurdle.

     - We will generally vote against any compensation plan that grants more than 0.67% of the shares outstanding in restricted stock without a specified performance hurdle.

     - We will generally vote against any compensation plan that grants a combination of options and restricted shares (converted at a three to one ratio) that together add up to more than 2% of shares outstanding.

     - We will generally vote against any proposal to allow stock options to be re-priced or exchanged at lower prices.

     - We will generally vote against multi-year authorizations of shares to be used for compensation unless the company's past actions have been consistent with these policies.

     - We will generally vote in favor of shareholder proposals advocating the addition of performance criteria to long-term compensation plans.

                           III. TENDER OFFER DEFENSES

A. POISON PILLS

We will generally vote AGAINST management proposals to ratify a poison pill.

We will generally vote FOR shareholder proposals to redeem a poison pill.

B. FAIR PRICE PROVISIONS

We will generally vote FOR fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

We will generally vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C. GREENMAIL

We will generally vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

We review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D. PALE GREENMAIL

We review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

E. UNEQUAL VOTING RIGHTS

We will generally vote AGAINST dual class exchange offers.

We will generally vote AGAINST dual class recapitalizations.

F. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

We will generally vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We will generally vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

G. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

We will generally vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We will generally vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

H. WHITE SQUIRE PLACEMENTS

We will generally vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

                               IV. PROXY CONTESTS

A. VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, considering the following factors:

     - long-term financial performance of the target company relative to its industry

     -   management's track record

     -   background to the proxy contest

     -   qualifications of director nominees (both slates)

     - evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

     -   stock ownership positions

B. REIMBURSE PROXY SOLICITATION EXPENSES

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a CASE-BY-CASE basis.

                           V. PROXY CONTEST DEFENSES

A. BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

We will generally vote AGAINST proposals to classify the board.

We will generally vote FOR proposals to repeal classified boards and to elect all directors annually.

B. SHAREHOLDER ABILITY TO REMOVE DIRECTORS

We will generally vote AGAINST proposals that provide that directors may be removed only for cause.

We will generally vote FOR proposals to restore shareholder ability to remove directors with or without cause.

We will generally vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We will generally vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

C. CUMULATIVE VOTING

We will generally vote AGAINST proposals to eliminate cumulative voting.

We will generally vote FOR proposals to permit cumulative voting.

D. SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

We will generally vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

We will generally vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

E. SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

We will generally vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

We will generally vote FOR proposals to allow or make easier shareholder action by written consent.

F. SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

We will generally vote FOR proposals that seek to fix the size of the board.

We will generally vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

                                  VI. AUDITORS

A. RATIFYING AUDITORS

We will generally vote FOR proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company (other than to receive reasonable compensation for services rendered), and is therefore not independent

     -   Fees for non-audit services are excessive, or

     - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

We vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

We will generally vote FOR shareholder proposals asking for audit firm rotation or partner rotation within an audit firm, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company. (Sarbanes-Oxley mandates that the partners on a company's audit engagement be subject to five-year term limits.)

                    VII. MISCELLANEOUS GOVERNANCE PROVISIONS

A. CONFIDENTIAL VOTING

We will generally vote FOR shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

We will generally vote FOR management proposals to adopt confidential voting.

B. EQUAL ACCESS

We will generally vote FOR shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C. BUNDLED PROPOSALS

We review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, we will generally vote AGAINST the proposals. If the combined effect is positive, we will generally vote FOR the proposals.

D. SHAREHOLDER ADVISORY COMMITTEES

We review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

E. STOCK OWNERSHIP REQUIREMENTS

We will generally vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board (we prefer Directors to be long- term shareholders). We oppose the awarding of stock options to directors.

F. TERM OF OFFICE AND INDEPENDENCE OF COMMITTEES

We will generally vote AGAINST shareholder proposals to limit the tenure of outside directors.

We will generally vote FOR shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

G. DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals concerning director and officer indemnification and liability protection are evaluated on a CASE-BY-CASE basis.

We will generally vote AGAINST proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

We will generally vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

We will generally vote FOR only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

H. CHARITABLE CONTRIBUTIONS

We will generally vote AGAINST shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

I. AGE LIMITS

We will generally vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

J. BOARD SIZE

We will generally vote FOR proposals seeking to fix the board size or designate a range for the board size.

We will generally vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

K. CUMULATIVE VOTING

We will generally vote AGAINST proposals to eliminate cumulative voting.

We will generally vote FOR proposals to restore or permit cumulative voting.

L. ESTABLISH/AMEND NOMINEE QUALIFICATIONS

We vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

We will generally vote AGAINST shareholder proposals requiring two candidates per board seat.

M. FILLING VACANCIES/REMOVAL OF DIRECTORS

We will generally vote AGAINST proposals that provide that directors may be removed only for cause.

We will generally vote FOR proposals to restore shareholder ability to remove directors with or without cause.

We will generally vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We will generally vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

N. OBRA-RELATED COMPENSATION PROPOSALS

-    AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANT OR AMEND ADMINISTRATIVE
     FEATURES

We will generally vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

-    AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS

We will generally vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

-    AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) are evaluated on a CASE-BY-CASE basis.

-    APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

We will generally vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA where the compensation plans have been historically consistent with our principles described in Section II of this document.

O. SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY

We will generally vote FOR shareholder proposals that seek additional disclosure of executive and director pay information.

We review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.

P. GOLDEN AND TIN PARACHUTES

We will generally vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

We will generally review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

Q. EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

We will generally vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

R. 401(k) EMPLOYEE BENEFIT PLANS

We will generally vote FOR proposals to implement a 401(k) savings plan for employees.

S. STOCK PLANS IN LIEU OF CASH

We review plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock on a CASE-BY-CASE basis.

We will generally vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

We review plans which do not provide a dollar-for-dollar cash for stock exchange on a CASE-BY-CASE basis.

T. DIRECTOR RETIREMENT PLANS

We will generally vote AGAINST retirement plans for non-employee directors.

We will generally vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

                          VIII. STATE OF INCORPORATION

A. VOTING ON STATE TAKEOVER STATUTES

We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B. VOTING ON REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation are examined on a CASE-BY-CASE basis.

                    IX. MERGERS AND CORPORATE RESTRUCTURINGS

A. MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account at least the following:

-        anticipated financial and operating benefits

-        offer price (cost vs. premium)

-        prospects of the combined companies

-        how the deal was negotiated

-        changes in corporate governance and their impact on shareholder rights

B. CORPORATE RESTRUCTURING

Votes on corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a CASE-BY-CASE basis.

C. SPIN-OFFS

Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D. ASSET SALES

Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E. LIQUIDATIONS

Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F. APPRAISAL RIGHTS

We will generally vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

G. CHANGING CORPORATE NAME

We will generally vote FOR changing the corporate name.

                       X. SOCIAL AND ENVIRONMENTAL ISSUES

In general, we ABSTAIN from voting on shareholder social and environmental proposals on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

                             XI. CAPITAL STRUCTURE

A. COMMON STOCK AUTHORIZATION

We review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

We use quantitative criteria that measure the number of shares available for issuance after analyzing the company's industry and performance. Our first step is to determine the number of shares available for issuance (shares not outstanding and not reserved for issuance) as a percentage of the total number of authorized shares after accounting for the requested increase. Shares reserved for legitimate business purposes, such as stock splits or mergers, are subtracted from the pool of shares available. We then compare this percentage to the allowable cap developed for the company's peer group to determine if the requested increase is reasonable. Each peer group is broken down into four quartiles and within each quartile an "allowable increase" for the company is set. The top quartile performers will have the largest allowable increase.

If the requested increase is greater than the "allowable increase" we will generally vote AGAINST the proposal.

B. REVERSE STOCK SPLITS

We will review management proposals to implement a reverse stock split on a CASE-BY-CASE basis. We will generally support a reverse stock split if management provides a reasonable justification for the split.

C. BLANK CHECK PREFERRED AUTHORIZATION

We will generally vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

We review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

We review on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding we will generally vote AGAINST the requested increase. If the company does have preferred shares outstanding we will use the criteria set forth herein.

D. SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

We will generally vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

E. ADJUST PAR VALUE OF COMMON STOCK

We will generally vote FOR management proposals to reduce the par value of common stock.

F. PREEMPTIVE RIGHTS

We review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

G. DEBT RESTRUCTURINGS

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. We consider the following issues:

- Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

- Change in Control - Will the transaction result in a change in control of the company?

- Bankruptcy - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self- dealing or other abuses.

H. SHARE REPURCHASE PROGRAMS

We will generally vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

I. DUAL-CLASS STOCK

We will generally vote AGAINST proposals to create a new class of common stock with superior voting rights.

We will generally vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

         - It is intended for financing purposes with minimal or no dilution to current shareholders.

         - It is not designed to preserve the voting power of an insider or significant shareholder.

J. ISSUE STOCK FOR USE WITH RIGHTS PLAN

We will generally vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

K. PREFERRED STOCK

We will generally vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

We will generally vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

We will generally vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

We will generally vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

We vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

L. RECAPITALIZATION

We vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

M. REVERSE STOCK SPLITS

We will generally vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

We will generally vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis.

N. STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

We will generally vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

O. TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as a spin-off.

                      DECLARATION MANAGEMENT & RESEARCH LLC
                       PROXY VOTING POLICY AND PROCEDURES

Declaration Management & Research LLC ("Declaration") is a fixed income manager and the securities we purchase for client accounts are predominantly fixed income securities. Accordingly, we are seldom if ever called upon to vote equity securities on our clients' behalf. However, in the event we were granted the discretion to vote proxies for a client's account and an occasion arose where an equity security needed to be voted, we would follow the following proxy voting policy in carrying out our responsibilities to that client.

I. General Principles

In order to set a framework within which proxy questions should be considered and voted, the following general principles should be applied:

1) As a fiduciary under ERISA or otherwise, the discretion to vote proxies for a client's account should be exercised keeping in mind a fiduciary's duty to use its best efforts to preserve or enhance the value of the client's account. We should vote on proxy questions with the goal of fostering the interests of the client (or the participants and beneficiaries in the case of an ERISA account).

2) Proxy questions should be considered within the individual circumstances of the issuer. It is possible that individual circumstances might mean that a given proxy question could be voted differently than what is generally done in other cases.

3) If a proxy question clearly has the capability of affecting the economic value of the issuer's stock, the question should be voted in a way that attempts to preserve, or give the opportunity for enhancement of, the stock's economic value.

4) In certain circumstances, even though a proposal might appear to be beneficial or detrimental in the short term, our analysis will conclude that over the long term greater value may be realized by voting in a different manner.

5) It is our policy that when we are given authority to vote proxies for a client's account, we must be authorized to vote all proxies for the account in our discretion. We do not accept partial voting authority nor do we accept instructions from clients on how to vote on specific issues, except in the case of registered investment companies. Clients may wish to retain proxy voting authority and vote their own proxies if necessary in order to satisfy their individual social, environmental or other goals.

Since we cannot currently anticipate circumstances in which Declaration would be called upon to vote an equity security for a client's account, it is difficult to specify in advance how we would vote on particular questions. For routine matters, we would expect to vote in accordance with the recommendation of the issuer's management. For all other matters, we would decide how to vote on a case-by-case basis considering the relevant circumstances of the issuer.

We will from time to time review this proxy voting policy and procedures and may adopt changes from time to time. Clients may contact Carole Parker, our Chief Compliance Officer, by calling 703-749-8240 or via e-mail at cparker@declaration.com to obtain a record of how we voted the proxies for their account.

II.   Process

      At Declaration, the investment research analysts are responsible for performing research on the companies in which we invest. The same analysts would be responsible for decisions regarding proxy voting, as they would be the most familiar with company-specific issues. Portfolio managers may also provide input when appropriate. Proxy voting mechanics are the responsibility of the analyst.

      We may abstain from voting a client proxy if we conclude that the effect on the client's economic interests or the value of the portfolio holding is indeterminable or insignificant. We may also abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we would weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision would take into account the effect that the vote of our client, either by itself or together with other votes, was expected to have on the value of our client's investment and whether this expected effect would outweigh the cost of voting.

      We will maintain the records required to be maintained by us with respect to proxies in accordance with the requirements of the Investment Advisers Act of 1940 and, with respect to our registered investment company clients, the Investment Company Act of 1940. We may, but need not, maintain proxy statements that we receive regarding client securities to the extent that such proxy statements are available on the SEC's Edgar system. We may also rely upon a third party to maintain certain records required to be maintained by the Advisors Act or the Investment Company Act.

III.  Conflicts of Interest

      We manage the assets of various public and private company clients, and may invest in the securities of certain of these companies on behalf of our clients. As noted above, we invest principally in fixed income securities with respect to which proxies are not required to be voted. However, in the event we were to be granted the discretion to vote proxies by a client, and an equity security were to be held in that client's portfolio with respect to which a vote was required, we would be responsible for voting proxies for that security. We recognize that the potential for conflicts of interest could arise in situations where we have discretion to vote client proxies and where we have material business relationships(1) or material personal/family relationships(2) with an issuer (or with a potential target or acquirer, in the case of a proxy vote in connection with a takeover). To address these potential conflicts we have established a Proxy Voting Committee (the "Committee"). The Committee consists of the President, the Senior Vice President - Director of Portfolio Management, and the Chief Compliance Officer. The Committee will use reasonable efforts to determine whether a potential conflict may exist, including screening proxies against a list of clients with whom we have a material business relationship. However, a potential conflict shall be deemed to exist only if one or more of the members of the Committee actually know of the potential conflict. The Committee will work with the analyst assigned to the specific security to oversee the proxy voting process for securities where we believe we may have potential conflicts.

      The Committee will meet to decide how to vote the proxy of any security with respect to which we have identified a potential conflict. The Committee will consider the analyst's recommendation, make a decision on how to vote the proxy and document the Committee's rationale for its decision.

      Declaration is an indirect wholly owned subsidiary of Manulife Financial Corporation ("MFC"), a public company. It is our general policy not to acquire or hold MFC stock on behalf of our clients. However, in the event that a client were to hold MFC stock in a portfolio which we managed, and we were responsible for voting a MFC proxy on behalf of the client, the Committee would decide how to vote the MFC proxy in a manner that it believes will maximize shareholder value. The Committee will document the rationale for its decision.

      It is Declaration's policy not to accept any input from any other person or entity, including its affiliates, when voting proxies for any security. In the event that a Declaration employee was contacted by any affiliate or any other person or entity, other than by means of standard materials available to all shareholders, with a recommendation on how to vote a specific proxy, the event would be reported to the Compliance Officer and would be documented. The Committee would then decide how to vote the proxy in question and would document the rationale for its decision.

--------
(1) For purposes of this proxy voting policy, a "material business relationship" is considered to arise in the event a client has contributed more than 5% of Declaration's annual revenues for the most recent fiscal year or is reasonably expected to contribute this amount for the current fiscal year.

(2)For purposes of this proxy voting policy, a "material personal/family relationship" is one that would be reasonably likely to influence how we vote proxies. To identify any such relationships, the Proxy Voting Committee will in connection with each proxy vote obtain information about (1) personal and/or family relationships between any Declaration employee involved in the proxy vote (e.g., analyst, portfolio manager and/or members of the Proxy Voting Committee, as applicable), and directors or senior executives of the issuer, and (ii) personal and/or immediate family investments of such employees in issuers which exceed 5% of the outstanding stock of the issuer.

      If there is controversy or uncertainty about how any particular proxy question should be voted, or if an analyst or a Committee member believes that he or she has been pressured to vote in a certain way, he or she will consult with the Committee or with the Compliance Officer, and a decision will be made whether to refer the proxy to the Committee for voting. Final decisions on proxy voting will ultimately be made with the goal of enhancing the value of our clients' investments.

      Adopted 07/03
      Revised 09/04

                            DEUTSCHE ASSET MANAGEMENT
                      PROXY VOTING POLICIES AND PROCEDURES

                              ADOPTED: MAY 5, 2003

I.   INTRODUCTION

     Deutsche Asset Management (DeAM)(1) has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. In addition to SEC requirements governing advisers, DeAM's proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 CFR 2509.94-2 (July 29,1994).

II.  PROXY VOTING RESPONSIBILITIES

     DeAM's authority and responsibility to vote the proxies for its advisory clients generally is established by its advisory contracts or comparable documents.(2) DeAM may have proxy voting responsibilities for investment companies and other clients for which it serves as investment adviser. With respect to client accounts that are sub-advised by an affiliated or unaffiliated investment adviser, DeAM may have proxy voting responsibilities, or such responsibilities may be delegated to the sub-adviser. Similarly, DeAM may have proxy voting responsibilities with respect to advisory client accounts for which it serves as investment sub-adviser.

III. POLICIES

             1. PROXY VOTING ACTIVITIES ARE CONDUCTED IN THE BEST ECONOMIC INTEREST OF CLIENTS

         These Policies and Procedures are intended to ensure that proxies are voted in the best economic interest of its clients. DeAM endeavors to resolve any conflicts of interest exclusively in the best economic interests of DeAM's clients.

             2.  ROLE OF PROXY VOTING WORKING GROUP

-------------------
(1) DeAM refers to Deutsche Investment Management Americas Inc. and Deutsche Asset Management, Inc., each an investment adviser registered under the Investment Advisers Act of 1940. These Policies and Procedures also may apply to other entities within the Deutsche Bank organization for which the Proxy Department and the Proxy Voting Working Group votes proxies.

(2) For purposes of these Policies and Procedures, "clients" refers to persons or entities: for which DeAM serves as investment adviser or sub-adviser; for which DeAM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

         The Proxy Voting Working Group is a formal working group that DeAM's Investment Committee established pursuant to a charter (the "PVWG"). Under its charter, the PVWG is responsible for adopting guidelines that ensure that DeAM votes each proxy in the best economic interests of its client. Accordingly, the PVWG has adopted the Proxy Voting Guidelines, attached as Attachment A, as may be amended from time to time, to govern the Proxy Department's proxy voting activities, as described below.

         DeAM's Proxy Department, a unit of DeAM's Asset Management Operations Group, is responsible for administering DeAM's proxy voting process and for voting proxies in accordance with the Guidelines. The PVWG monitors the Proxy Department's proxy voting activities (see section IV.6 below) and decides how to vote proxies where issues arise that are not covered by the Guidelines or where an exception to the Guidelines may be in the best economic interest of DeAM's clients.

         The Proxy Department Head and the PVWG Chair will refer any proxy issues not covered, in sum or substance, by the Guidelines to the PVWG. After duly considering the issue, the PVWG will vote the proxy accordingly.

         If a member of the Proxy Department, the Proxy Department Head, the PVWG Chair or any member of the PVWG believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring this matter to the attention of the PVWG Chair or the PVWG. If the PVWG determines that voting the proxy in accordance with the Guideline is not in the best economic interests of clients, the PVWG will vote that proxy accordingly.

             3.  PROXY VOTES ARE CAST ON A CASE-BY-CASE BASIS

         Even in the case of proxy votes falling under the Guidelines, each vote takes into consideration the contractual obligations under the advisory agreement, including client directions, and other relevant facts and circumstances at the time of the vote (see discussion above).

     4.  CERTAIN PROXY VOTES MAY NOT BE CAST

         In some cases, the PVWG may determine that it is in the best economic interests of its clients not to vote certain proxies. For example, the PVWG may decide not to vote proxies of issuers subject to share blocking restrictions in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies. For example, some foreign jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often the only way to attempt to vote proxies on the loaned securities. Lastly, the PVWG may determine that the costs to the client(s)

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

         associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

         The Proxy Department Head will coordinate with the PVWG Chair regarding any specific proxies and any categories of proxies that will not be voted.

     5. AVAILABILITY OF PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

         Copies of DeAM's Proxy Voting Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at DeAM's discretion. Clients may also obtain information on how their proxies were voted by DeAM as required by law and otherwise at DeAM's discretion.

IV. PROCEDURES

     The key aspects of DeAM's proxy voting process are as follows:

     1.  THE PVWG'S PROXY VOTING GUIDELINES

         The Proxy Voting Guidelines (see Attachment A) set forth the PVWG's standard voting positions on a comprehensive list of common proxy voting matters. The PVWG developed and updates the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

         The PVWG will review the Guidelines at least annually. The PVWG will make any changes to the Guidelines, whether as a result of the annual review or otherwise, in the best economic interests of clients, and not in response to internal pressure or requests from directors, officers or employees within the Deutsche Bank organization or external pressure from trade associations, the press or other organizations. Before changing the Guidelines, the PVWG will thoroughly review and evaluate the proposed change and the reasons therefor, will ask PVWG members whether anyone within the Deutsche Bank organization has requested or attempted to influence the proposed change, and will fully document its rationale for approving any change to the Guidelines.

         The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which DeAM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, DeAM could vote "for" staggered boards of closed-end investment companies, although DeAM generally votes "against" staggered boards for operating companies. As reflected in the Guidelines, proxies solicited by closed-end

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

         investment companies are generally voted in accordance with the pre-determined guidelines of an independent third-party.

     2.  SPECIFIC PROXY VOTING DECISIONS MADE BY PVWG

         As mentioned above, the Proxy Department refers to the PVWG proxy voting cases where, in the opinion of the Proxy Department's Head, the Guidelines do not provide conclusive direction on how to vote the particular proxy. Additionally, if, in the opinion of the PVWG, following the Guidelines may not be in the best economic interests of DeAM's clients, the PVWG will determine how to vote the proxy.

     3.  RESOLUTION OF CONFLICTS OF INTEREST

         A.  Procedures to Address Conflicts of Interest and Improper Influence

         General Rule. As a general matter, the DeAM Proxy Department uniformly votes in accordance with the PVWG's pre-determined Proxy Voting Guidelines.

         Overriding Principle. In all cases where the PVWG votes proxies,(3) the PVWG will vote those proxies in accordance with the best economic interests of DeAM's clients and without input from or consideration of parties involved in any actual or potential conflict of interests and without influence from any officer, director or employee within the Deutsche Bank organization.(4)

         Procedures To Be Followed Where the PVWG Votes Proxies. The PVWG, before voting any proxy, will inquire as to whether any PVWG member (whether voting or ex officio), any non-member employee, officer or director within the Deutsche Bank organization from whom the PVWG seeks proxy voting recommendations or guidance(5) ("PVWG Analysts"), or any employee, officer or director of a sub-adviser of the relevant client(s) or account(s) from whom the PVWG seeks or receives proxy voting recommendations or guidance ("Sub-Advisers") has a personal conflict of interest or has actual knowledge of an actual or apparent conflict of interest.(6) The PVWG also will inquire as to whether any director,

-----------------

(3) As mentioned above, the PVWG votes proxies where voting in accordance with the Guidelines may not be in the best economic interests of clients or where the Guidelines may not specifically dictate how the Proxy Department should vote a particular proxy.

(4) Such influence does not include recommendations from analysts or others that the PVWG may request from time to time.

(5)      E.g., portfolio managers, research analysts.

(6) This inquiry process will be conducted as follows. At the beginning of each meeting of the PVWG, the PVWG Chair will request that the attending PVWG members (voting and ex officio), PVWG Analysts and Sub-Advisers disclose any conflict of interest or improper influence issues involving the matters to be discussed at the meeting. These inquiries and discussions will be properly reflected in the PVWG's minutes.

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

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         officer or employee within the Deutsche Bank organization (including
         PVWG members) or any other person (including other DeAM advisory clients, trade associations, and the press) has: (i) requested that the Proxy Department (or any member thereof), a PVWG member or PVWG Analyst either vote, or attempt to improperly influence the PVWG to vote, a particular proxy in a certain manner; or (ii) attempted to improperly influence the Proxy Department (or any member thereof), a PVWG member or PVWG Analyst in connection with proxy voting activities.

         If a PVWG member (whether voting or ex officio) or PVWG Analyst has actual knowledge of an actual or apparent conflict of interest involving the Deutsche Bank organization or is personally involved in an actual or apparent conflict of interest, the member or Analyst has a duty to disclose that fact to the PVWG Chair (or his or her designee) before engaging in any activities or participating in any discussions relating to the relevant proxy and otherwise upon the PVWG's or the Chair's request or inquiry. Similarly, if any officer, director or employee within the Deutsche Bank organization (including PVWG members and PVWG Analysts) or any other person has: (i) requested that a PVWG member or PVWG Analyst vote, or attempt to improperly influence the PVWG to vote, a particular proxy in a certain manner; or (ii) attempted to improperly influence a PVWG member or PVWG Analyst in connection with proxy voting activities, the Proxy Department (any member thereof), PVWG members and PVWG Analysts have a duty to disclose that fact to the PVWG Chair (or his or her designee) before engaging in any activities or participating in any discussions relating to the relevant proxy and otherwise upon the PVWG's or the Chair's request or inquiry.

         The PVWG will exclude any and all PVWG voting or ex officio members and PVWG Analysts who are personally involved in a conflict of interest, have actual knowledge of a conflict of interest, or have been the subject of an improper request or attempted improper influence, as described above, from participating in the PVWG's proxy voting activities regarding, and any discussions of, the particular proxy. The PVWG will also exclude from consideration the views of any Sub-Adviser (whether requested or volunteered) if the PVWG or any member thereof knows that the Sub-Adviser has an actual or apparent conflict of interest with respect to the particular proxy, or has attempted to improperly influence the vote.

         If, after excluding any and all PVWG voting members pursuant to the paragraph above, there are three or more PVWG voting members remaining, those remaining PVWG members will determine how to vote the proxy. If there are fewer than three PVWG voting members remaining, the PVWG will engage an

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

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         independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.(7)

         B.       Investment Companies and Affiliated Public Companies

                  Investment Companies. As reflected in the Guidelines, DeAM votes all proxies solicited by open-end and closed-end investment companies, whether or not advised, sponsored or distributed by DeAM or an affiliate, in accordance with the pre-determined guidelines of an independent third-party.

                  Affiliated Public Companies. For proxies solicited by non-investment company issuers within the DeAM organization, DeAM will engage an independent third-party to vote such proxies, will vote the proxies in accordance with an independent third-party's recommendations, or will vote the proxies in accordance with the pre-determined guidelines of an independent third-party.

         C.       Other Procedures That Limit Conflicts of Interest

         DeAM and other entities in the deutsche bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting. A list and brief description of the most relevant policies, procedures and internal controls follow. The PVWG expects that these policies, procedures and internal controls will greatly reduce the chance that the PVWG (or its members) would be involved in, aware of, or influenced by, an actual or apparent conflict of interest.

         -        Deutsche Bank Americas Code of Professional Conduct Policy.
                  This policy directs employees of DeAM and other Deutsche Bank entities to ensure that their personal interests do not conflict or cause the appearance of a conflict with the interests of customers. Under the policy, employees must report any conflicts to appropriate parties. The policy also generally prohibits DeAM employees involved in the investment or proxy voting process from having contact with other employees of Deutsche Bank or its affiliates. The policy also contains restrictions on outside business activities. Specifically, employees may not act on behalf of Deutsche Bank Americas in connection with any business or potential business involving any person, entity or organization in which the employee or employee's family members have direct or indirect
                  (i) managerial influence, such as serving as an executive officer, director, general partner or similar position, or
                  (ii) substantial ownership or beneficial interest.

------------------
(7) A third party is "independent" if the PVWG, after reasonable and appropriate investigation, determines that the third party has no actual or apparent conflicts of interest with respect to the particular proxy matter.

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

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                  Employees also must promptly disclose any business affiliation that the employee or employee's family members have that might give rise to a conflict of interest, or the appearance of a conflict, by virtue of the employee's duties and position with Deutsche Bank Americas, the nature of the activities of the employee's business unit or the nature of the employee's outside business affiliation. Lastly, employees must obtain the permission of their Managing Director prior to accepting any appointment to serve as an executive officer, director, general partner or similar position of any person, entity or organization that is an existing or prospective customer, supplier or competitor of Deutsche Bank.

         - Deutsche Bank Americas Information Barriers for Sections 13 and 16, and Reg. M Policy. This policy establishes information barriers between Deutsche Bank employees assigned to the Corporate and Investment Banking business group and the Corporate Investments business group (collectively, "CIB"), on the one hand, and Deutsche Bank employees assigned to the Private Clients and Asset Management business group ("PCAM"), which includes DeAM. The information barriers rely upon CIB and PCAM personnel adhering to the certain limitations. For example, PCAM and CIB personnel may not share between themselves non-public, proprietary or confidential information. Further, PCAM and CIB personnel may not coordinate or seek to coordinate decision making with respect to particular securities transactions or groups of transactions, or with respect to the voting of particular securities. The policy also states that PCAM (particularly Deutsche Asset Management) and CIB do not employ common managing directors, officers and employees as a general policy matter, and imposes certain restrictions in the event that there are any such common directors, officers or employees.

         - Deutsche Bank Americas/DeAM Confidential, Material, Non-Public Information, Chinese Walls, Insider Trading Policy. This policy provides for, among other things, independence of DeAM employees from CIB, and information barriers between DeAM and other affiliates. Specifically, no Deutsche Asset Management employee may be subject to the supervision or control of any CIB employee. No Deutsche Asset Management employee shall have his or her compensation based upon his or her contribution to any business activity within the Bank outside of the business of Deutsche Asset Management, without the prior approval of Legal or Compliance. Further, no CIB employee shall have any input into the compensation of a Deutsche Asset Management employee without the prior approval of Legal or Compliance. Under the information barriers section of this policy, as a general rule, employees of Deutsche Asset Management, as well as employees of certain other U.S. and non-U.S. based asset management affiliates, who are associated with the investment process should have no contact with employees of Deutsche Bank or its affiliates, outside of PCAM, regarding specific clients, business matters,

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

                  or initiatives. Further, under no circumstances should investment decisions or proxy votes be discussed with anyone outside of Deutsche Asset Management (and should only be discussed on a need-to-know basis).

         - Deutsche Asset Management Code of Ethics. This Code of Ethics addresses conflicts that may arise between an investment company's portfolio trading activities and the personal trading activities of certain DeAM employees. The Code prohibits conflicts or appearances of conflicts between the personal interests of certain DeAM employees and their responsibilities to clients. Under this Code, employees must disclose any such conflicts to appropriate persons. Employees also must obtain advance approval to serve on the board of any public company or to engage in any outside business activities.

         - Sarbanes-Oxley Senior Officer Code of Ethics. This Code of Ethics addresses, among other things, actual or potential conflicts that may arise between personal interests of fund officers and the interests of the fund. The Code applies to certain DeAM employees who serve as principal executive or financial officers of the investment companies for which DeAM (or an affiliate) serves as investment adviser. The Code directs these individuals to avoid actual or potential conflicts, and to report any known or suspected conflicts to appropriate parties.

         - Deutsche Bank Group Code of Conduct. This Code states that the Deutsche Bank Group seeks to avoid conflicts. Where conflicts are inevitable, the Group resolves conflicts, putting client interests first.

         - Physical Barriers That Limit Conflicts. DeAM employees generally are physically separated from other employees within the Deutsche Bank organization.

         D.       Description of Common Types of Conflicts of Interest

         Various conflicts of interest could arise from time to time in connection with DeAM'S proxy voting activities. A general description of certain of these conflicts follows:

         - Conflicts Between Client Interests and the Personal or Outside Business Interests of Advisory Personnel - A DeAM employee (or friend or family member of the employee) could have a personal or an outside business relationship with the company, companies or persons involved in the vote. In addition, a DeAM employee (or a friend or family member of the employee) could have a financial interest in the outcome of a vote,

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

                  particularly where employees are permitted to own the same securities that advisory clients hold.

         - Conflicts between Client Interests and the Business Interests of DeAM (or an Affiliate) -- DeAM (or an affiliate) could have a conflict of interest stemming from its desire to retain or gain business. For example, DeAM could be conflicted from an economic incentive to favor one client over another. DeAM also could have conflicts between client interests and DeAM's interests in business relationships with service providers and similar entities (e.g., a voting matter could be positive for the service provider's shareholders, but negative for its business partners). Conflicts also could arise between the personal interests of a client executive and DeAM's fiduciary duty to the same client or another client. Further, DeAM (or an affiliate) may have business relationships with not only the company soliciting the vote, but also another company or party involved in the vote (or a contest), or a director involved in the vote. Conflicts or pressures also may arise from the activities of trade groups and other organizations, either directly, where the organization contacts DeAM about a specific proxy, or indirectly, where the organization tracks and publicizes DeAM's proxy voting activities or record. DeAM would have a conflict of interest in voting on investment company proposals to increase DeAM's advisory fees. Lastly, DeAM's proprietary or monetary interests (or those of an affiliate) also could conflict with DeAM's duty to vote proxies in the best economic interests of clients.

         The above description is not all-inclusive, and other types of conflicts of interests may arise from time to time. To promote greater understanding of the types of conflicts that can arise in connection with proxy voting, the PVWG, with assistance from Legal and Compliance as needed, will hold annual conflicts of interest training sessions for its members, and will promptly provide such training to any new members.

         E.       Current and Future Composition of the PVWG

         The PVWG currently is composed of Dam employees who do not have any formal or informal roles or responsibilities with respect to cib or other areas in the Deutsche Bank organization. the pvwg intends to manage its current and future composition so that no PVWG member serves as a CIB officer, director or employee or serves in those capacities in another area within the deutsche bank organization.

         If a current PVWG member becomes a CIB officer, director or employee or serves in those capacities in another area within the Deutsche Bank organization, the member must promptly inform the PVWG, whereupon the PVWG will determine an appropriate course of action. An appropriate course of action may include requesting the member's resignation from the PVWG, removing the

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.


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


         member from the PVWG, or determining that the member should continue serving as such, subject to any conditions or limitations that the PVWG deems appropriate (in addition to any applicable limitations or conditions set forth in the Deutsche Bank Americas/DeAM Confidential, Material, Non-Public Information, Chinese Walls, Insider Trading Policy).

         In evaluating a particular candidate for membership in the PVWG, the chair of the PVWG will consider and evaluate the candidate's potential involvement in actual or apparent conflicts of interest.

             4.   THE PROXY DEPARTMENT'S PROXY VOTING PROCESS

         The Proxy Department's proxy voting process is summarized below. More detail about the process is included in the Proxy Department's Flow Chart and the Desktop Policy and Procedures Manual.

             - A meeting notice is generated by issuing company (or consent-seeking party) specifying intent to conduct a shareholder vote, and setting the record date (in applicable markets) and meeting date for said meeting.

             - Meeting notices are transmitted by issuing company or its distribution agent to DeAM client custodians.

             - DeAM client custodians compile record date holdings for each account holding the relevant security.

             - DeAM client custodians send meeting notice, agenda and ballot share information to DeAM for those accounts where DeAM is designated the authorized proxy decision maker (for other accounts, clients may retain voting discretion or delegate discretion to a third party.). Hard copy or electronic proxy statements and additional materials, if any, are also provided when available. If proxy materials are not timely received directly from an issuer, their soliciting agent or through filings made with the SEC, DeAM will take reasonable steps to obtain them.

             - Due to the large volume of proxies voted and in order to ensure timely voting and adequate record keeping, DeAM utilizes Automated Data Processing's ProxyEdge application to track proxy activity for the vast majority of its accounts. A limited number of DeAM's global custodians deliver through Institutional Shareholder Services' Votex platform. Other applications or platforms may be used in the future.

             - Information maintained on DeAM's voting platforms include a list of upcoming meetings, all account ballots received, and vote decisions.

             - Whenever possible, internal holdings feeds are imported to facilitate reconciliation of ballot share amounts.

             - Both electronic meetings notices and proxy materials received are logged and sorted by date to ensure all meetings are voted and voted timely. A

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

                  proxy analyst, in accordance with the Guidelines, executes the proxies for each meeting on the voting platform.

             - The Proxy Department may consult with portfolio managers or research analysts for industry or security specific information. If input from a portfolio manager/analyst raises a question as to whether following the Guidelines is appropriate in the particular instance, the Proxy Department will refer the proxy vote to the PVWG.

             - In order to ensure adequate flexibility for portfolio managers to buy and sell securities, DeAM does not execute proxy votes for stocks subject to shareblocking restrictions.

             - The Proxy Department's Head must disclose to the PVWG's Chair any attempts by any officer, director or employee within the Deutsche Bank organization to influence the manner in which the Proxy Department votes proxies.

V. RECORDKEEPING

DeAM will maintain a record of each vote cast by DeAM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted. In addition, the Proxy Department maintains records for each of the proxy ballots it votes. Specifically, the Department's records include, but are not limited to:

         - The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.

         - Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.

         - Analyst worksheets created for stock option plan and share increase analyses

         -   Proxy Edge print-screen of actual vote election.

In addition, DeAM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Department or the PVWG prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

The PVWG also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

DeAM will maintain the above records in an easily accessible place for no less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate DeAM office.

With respect to its investment company clients, DeAM will create and maintain records of each company's proxy voting record for 12-month periods ended June
30. DeAM will compile the following information for each matter relating to a portfolio security

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

         -   The name of the issuer of the portfolio security;

         - The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

         - The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

         -   The shareholder meeting date;

         -   A brief identification of the matter voted on;

         - Whether the matter was proposed by the issuer or by a security holder; Whether the company cast its vote on the matter;

         - How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

         -   Whether the company cast its vote for or against management.

VI. THE PVWG'S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the PVWG will monitor the proxy voting process by reviewing summary proxy information presented by the Proxy Department Head. Said reviews include statistical analyses of the number of meetings, seasonal volume changes, proposals voted, proposal types and frequency of votes cast contrary to management. The PVWG will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the PVWG's minutes.

VII. REVIEW OF AND AMENDMENTS TO THE POLICIES AND PROCEDURES

The PVWG will review these Policies and Procedures on a periodic basis. Such reviews will be documented in the PVWG's minutes. As necessary or appropriate, the PVWG may amend these Policies and Procedures from time to time.

ATTACHMENT A - PROXY VOTING GUIDELINES


Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

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                                                                    ATTACHMENT A

                             PROXY VOTING GUIDELINES

                             DEUTSCHE BANK AMERICAS
                                    NEW YORK

                            Deutsche Asset Management

                        2003 U.S. Proxy Voting Guidelines
                              (adopted May 5, 2003)

                                   [PICTURE]

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

                                                            [DEUTSCHE BANK LOGO]

                                TABLE OF CONTENTS

I. BOARD OF DIRECTORS...........................................................     1

   A. ELECTION OF DIRECTORS.....................................................     1
   B. CLASSIFIED BOARDS OF DIRECTORS............................................     1
   C. BOARD AND COMMITTEE INDEPENDENCE..........................................     1
   D. LIABILITY AND INDEMNIFICATION OF DIRECTORS................................     1
   E. QUALIFICATIONS OF DIRECTORS...............................................     2
   F. REMOVAL OF DIRECTORS AND FILLING OF VACANCIES.............................     2
   G. PROPOSALS TO FIX THE SIZE OF THE BOARD....................................     2

II. CAPITAL STRUCTURE...........................................................     3

   A. AUTHORIZATION OF ADDITIONAL SHARES........................................     3
   B. AUTHORIZATION OF "BLANK CHECK" PREFERRED STOCK............................     3
   C. STOCK SPLITS/REVERSE STOCK SPLITS.........................................     3
   D. DUAL CLASS/SUPERVOTING STOCK..............................................     3
   E. LARGE BLOCK ISSUANCE......................................................     4
   F. RECAPITALIZATION INTO A SINGLE CLASS OF STOCK.............................     4
   G. SHARE REPURCHASES.........................................................     4
   H. REDUCTIONS IN PAR VALUE...................................................     4

III. CORPORATE GOVERNANCE ISSUES................................................     5

   A. CONFIDENTIAL VOTING.......................................................     5
   B. CUMULATIVE VOTING.........................................................     5
   C. SUPERMAJORITY VOTING REQUIREMENTS.........................................     5
   D. SHAREHOLDER RIGHT TO VOTE.................................................     6

IV. COMPENSATION................................................................     7

   A. EXECUTIVE AND DIRECTOR STOCK OPTION PLANS.................................     7
   B. EMPLOYEE STOCK OPTION/PURCHASE PLANS......................................     7
   C. GOLDEN PARACHUTES.........................................................     8
   D. PROPOSALS TO LIMIT BENEFITS OR EXECUTIVE COMPENSATION.....................     8
   E. OPTION EXPENSING..........................................................     8

V. ANTI-TAKEOVER RELATED ISSUES.................................................     9

   A. SHAREHOLDER RIGHTS PLANS ("POISON PILLS").................................     9
   B. REINCORPORATION...........................................................     9
   C. FAIR-PRICE PROPOSALS......................................................     9
   D. EXEMPTION FROM STATE TAKEOVER LAWS........................................     9
   E. NON-FINANCIAL EFFECTS OF TAKEOVER BIDS....................................    10

VI. MERGERS & ACQUISITIONS......................................................    10

VII. SOCIAL & POLITICAL ISSUES..................................................    10

   A. LABOR & HUMAN RIGHTS......................................................    11
   B. ENVIRONMENTAL ISSUES......................................................    11

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

   C. DIVERSITY & EQUALITY......................................................    11
   D. HEALTH & SAFETY...........................................................    11
   E. GOVERNMENT/MILITARY.......................................................    12
   F. TOBACCO...................................................................    12

VIII. MISCELLANEOUS ITEMS.......................................................    12

   A. RATIFICATION OF AUDITORS..................................................    12
   B. LIMITATION OF NON-AUDIT SERVICES PROVIDED BY INDEPENDENT AUDITOR..........    13
   C. AUDIT FIRM ROTATION.......................................................    13
   D. TRANSACTION OF OTHER BUSINESS.............................................    13
   E. MOTIONS TO ADJOURN THE MEETING............................................    13
   F. BUNDLED PROPOSALS.........................................................    14
   G. CHANGE OF COMPANY NAME....................................................    14
   H. PROPOSALS RELATED TO THE ANNUAL MEETING...................................    14
   I. INVESTMENT COMPANY PROXIES................................................    14

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the
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I.       BOARD OF DIRECTORS

A. ELECTION OF DIRECTORS

Routine: DeAM Policy is to generally vote "for" the uncontested election of directors. Votes for a director in an uncontested election may be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management's nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B. CLASSIFIED BOARDS OF DIRECTORS

DeAM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C. BOARD AND COMMITTEE INDEPENDENCE

DeAM policy is to vote:

1. "For" proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.

2. "For" proposals that require all members of a company's compensation, audit or nominating committees to be independent or unaffiliated directors.

3. "Against" shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.

4.       "For" separation of the Chairman and CEO positions.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented.

D. LIABILITY AND INDEMNIFICATION OF DIRECTORS

DeAM policy is to vote "for" management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would affect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

too great, companies may not be able to find capable directors willing to serve. We support expanding liability only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E. QUALIFICATIONS OF DIRECTORS

Policy is generally to follow management's recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.

F. REMOVAL OF DIRECTORS AND FILLING OF VACANCIES

DeAM policy is to vote "against" proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause. Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.

G. PROPOSALS TO FIX THE SIZE OF THE BOARD

DeAM Policy is to vote:

1. "For" proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

2. "Against" proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

II.      CAPITAL STRUCTURE

A. AUTHORIZATION OF ADDITIONAL SHARES

DeAM policy is to vote "for" proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B. AUTHORIZATION OF "BLANK CHECK" PREFERRED STOCK

DeAM policy is to vote:

1. "Against" proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2. "For" proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C. STOCK SPLITS/REVERSE STOCK SPLITS

DeAM policy is to generally vote "for" stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast "for" a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)

Rationale: Generally, stock splits do not detrimentally affect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D. DUAL CLASS/SUPERVOTING STOCK

DeAM policy is to vote "against" proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The "one share, one vote" principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

E. LARGE BLOCK ISSUANCE

DeAM policy is to address large block issuances of stock on a case-by-case basis considering

a) Whether the proposal has a legitimate business purpose and

b) The potential impact on shareholder value.

Additionally, DeAM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of business circumstances leading to the request.

F. RECAPITALIZATION INTO A SINGLE CLASS OF STOCK

DeAM policy is to vote "for" recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/management if there is no adverse effect on shareholders.

G. SHARE REPURCHASES

DeAM policy is to vote "for" share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H. REDUCTIONS IN PAR VALUE.

DeAM policy is to vote "for" proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

III.     CORPORATE GOVERNANCE ISSUES

A. CONFIDENTIAL VOTING

DeAM policy is to vote "for" proposals to provide for confidential voting and independent tabulation of voting results and to vote "against" proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.

B. CUMULATIVE VOTING

Policy is generally to vote "for" shareholder proposals requesting cumulative voting and "against" management proposals to eliminate it. However, the protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast "for" cumulative voting and "against" proposals to eliminate it unless:

a) The company has a five year return on investment greater than the relevant industry index,

b) All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and

c) No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation, however, the presence of other safeguards may make their use unnecessary.

C. SUPERMAJORITY VOTING REQUIREMENTS

DeAM policy is to vote "against" management proposals to require a supermajority vote to amend the charter or bylaws and to vote "for" shareholder proposals to modify or rescind existing supermajority requirements.

* Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

D. SHAREHOLDER RIGHT TO VOTE

DeAM policy is to vote "against" proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote "for" proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to management or affect the governance process should be supported.

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

IV.      COMPENSATION

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board's award of cash compensation amounts to executives unless a particular award or series of awards is deemed unreasonably excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank's criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A. EXECUTIVE AND DIRECTOR STOCK OPTION PLANS

DeAM policy is to vote "for" stock option plans that meet the following criteria:

(1) The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)

(2) The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.

(3) The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.

(4)      The plan does not grant options on super-voting stock.

DeAM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and
b) only certain high-level executives are subject to receive the performance based options.

DeAM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

B. EMPLOYEE STOCK OPTION/PURCHASE PLANS

DeAM policy is to vote for employee stock purchase plans (ESPPs) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

DeAM policy is to vote "for" employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPPs encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

C. GOLDEN PARACHUTES

DeAM policy is to vote "for" proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote "against" more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, DeAM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary are excessive.

D. PROPOSALS TO LIMIT BENEFITS OR EXECUTIVE COMPENSATION

DeAM policy is to vote "against"

1.       Proposals to limit benefits, pensions or compensation and

2. Those that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

E. OPTION EXPENSING

DeAM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, DeAM agrees that their value should not be ignored and treated as "no cost" compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

V.       ANTI-TAKEOVER RELATED ISSUES

A. SHAREHOLDER RIGHTS PLANS ("POISON PILLS")

DeAM policy is to vote "for" proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote "against" the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B. REINCORPORATION

DeAM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is generally based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights.

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C. FAIR-PRICE PROPOSALS

DeAM policy is to vote "for" management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights. A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D. EXEMPTION FROM STATE TAKEOVER LAWS

DeAM policy is to vote "for" shareholder proposals to opt out of state takeover laws and generally, to vote "against" management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

E. NON-FINANCIAL EFFECTS OF TAKEOVER BIDS

Policy is to vote "against" shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to DeAM's stated purpose of acting in its client's best economic interest.

VI.      MERGERS & ACQUISITIONS

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis. Information will be incorporated from all available resources including portfolio management, research analysts and/or from independent proxy research sources.

VII.     SOCIAL & POLITICAL ISSUES

With increasing frequency, shareholder proposals are submitted relating to social and political responsibility issues. Almost universally, the company management will recommend a vote "against" these proposals. These types of proposals cover an extremely wide range of issues. Many of the issues tend to be controversial and are subject to more than one reasonable, yet opposing, theory of support. More so than with other types of proxy proposals, social and political responsibility issues typically have a more tenuous connection to the economic and corporate governance principles effecting shareholders' interests. DeAM's policy regarding social and political responsibility issues, as with any other issue, is designed to protect our client shareholders' economic interests. We do not support proposals that represent the views and interests only of a specific shareholder group that may be contrary to those of the remaining shareholders.

DeAM's voting policy for some of the most commonly proposed social and political issues are set forth below. Issues not specifically enumerated will be voted on a case-by-case basis. Where issues are deemed best left to the discretion of management or where compliance with standards set statutorily by federal, state or local authorities is sufficient, DeAM generally will not support a more burdensome standard requested by shareholder proposal. However, where specific circumstances or the actions of a company's board or management warrant, the proxy committee reserves the right to depart from any general policy to vote in the shareholders' best interests.

Occasionally, a distinction is made between a shareholder proposal requesting direct action on behalf of the board and a request for a report on (or disclosure of) some information. In order to avoid unduly burdening any company with reporting requirements, DeAM's policy is generally to vote against shareholder proposals that demand additional disclosure or reporting than is required by the Securities and Exchange Commission unless it appears there is a legitimate issue and the company has not adequately addressed shareholders' concerns.

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

A. LABOR & HUMAN RIGHTS

DeAM policy is to vote "against" adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

B. ENVIRONMENTAL ISSUES

DeAM policy is to vote "against" the adoption of the CERES Principles or other similar environmental mandates (e.g., those relating to Greenhouse gas emissions or the use of nuclear power.)

Rationale: Environmental issues are extensively regulated by outside agencies and compliance with additional requirements often involves significant cost to companies.

C. DIVERSITY & EQUALITY

1. DeAM policy is to vote "against" shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2. DeAM policy is also to vote "against" proposals to adopt the MacBride Principles. The MacBride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the MacBride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

D. HEALTH & SAFETY

1. DeAM policy is to vote "against" adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company's competitive position in the marketplace.

2. DeAM policy is to vote "against" shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

E. GOVERNMENT/MILITARY

1. DeAM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2. DeAM policy is to vote "against" shareholder proposals regarding political (or charitable) contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

F. TOBACCO

1. DeAM policy is to vote "against" shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as "against" requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company's actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally affect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

3. Shareholder requests to spin-off or restructure tobacco businesses will generally be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.

VIII. MISCELLANEOUS ITEMS

A. RATIFICATION OF AUDITORS

DeAM policy is to generally vote "for" a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management's nomination is warranted.

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

B. LIMITATION OF NON-AUDIT SERVICES PROVIDED BY INDEPENDENT AUDITOR

DeAM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, DeAM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C. AUDIT FIRM ROTATION

DeAM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, DeAM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.

D. TRANSACTION OF OTHER BUSINESS

DeAM policy is to vote against "transaction of other business" proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E. MOTIONS TO ADJOURN THE MEETING

DeAM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to a voting decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

F. BUNDLED PROPOSALS

Policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to "take the good with the bad" in cases where the proposals could reasonably have been submitted separately.

G. CHANGE OF COMPANY NAME

Policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H. PROPOSALS RELATED TO THE ANNUAL MEETING

DeAM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I. INVESTMENT COMPANY PROXIES

Generally, DeAM will vote investment company proxies in accordance with Institutional Shareholder Services guidelines.

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

                      Fidelity Fund Proxy Voting Guidelines


                         (Funds Sub-advised by FMR Co.)


                                   March 2004

I.   General Principles


     A. Except as set forth herein, portfolio securities should generally be voted in favor of incumbent directors and in favor of routine management proposals. In general, FMR will oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.


     B. Non-routine proposals covered by the following guidelines should generally be voted in accordance with the guidelines.


     C. Non-routine proposals not covered by the following guidelines or other special circumstances should be evaluated by the appropriate FMR analyst or portfolio manager, subject to review by the President or General Counsel of FMR or the General Counsel of FMR Corp. A significant pattern of such non-routine proposals or other special circumstances should be referred to the Operations Committee or its designee.


II. Portfolio shares should generally be voted against anti-takeover proposals, including:

     A. Fair Price Amendments, except those that consider only a two year price history and are not accompanied by other anti-takeover measures.

     B. Classified Boards. FMR will generally vote in favor of proposals to declassify a board of directors. FMR will consider voting against such a proposal if the issuer's Articles of Incorporation or applicable statute includes a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

     C.   Authorization of "Blank Check" Preferred Stock.

     D.   Golden Parachutes:

          1. Accelerated options and/or employment contracts that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination.

          2.   Compensation contracts for outside directors.

          3. Tin Parachutes that cover a group beyond officers and directors and permit employees to voluntarily terminate employment and receive payment.

          4. Adoption of a Golden or Tin Parachute will result in our withholding authority in the concurrent or next following vote on the election of directors.

     E.   Supermajority Provisions.

     F.   Poison Pills:

          1. Introduction of a Poison Pill without shareholder approval will result in FMR withholding authority in the concurrent or next following vote on the election of directors. In addition, extension of an existing Poison Pill or the adoption of a new Poison Pill without shareholder approval upon the expiration of an existing Pill will result in FMR withholding authority in the concurrent or next following vote on the election of directors.

          2. FMR will consider not withholding its authority on the election of directors if (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is linked to a business strategy that will result in greater value for the shareholders; (c) the term is less than 5 years; and (d) shareholder approval is required to reinstate the expired Pill. In addition, the Funds will consider not withholding authority on the election of directors if company management indicates that the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, the Funds would withhold their vote from the election of directors at that next meeting.

          3. FMR will generally withhold authority on the election of directors if a company refuses, upon request by FMR, to amend a Poison Pill Plan to allow the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine not to withhold authority on the election of directors if a company's Poison Pill Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

          4. Portfolio shares will be voted for shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.

          5. If shareholders are requested to approve adoption of a Poison Pill plan, the Funds will, in general, consider voting in favor of the Poison Pill plan if: (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is determined to be linked to a business strategy that will result in greater value for the shareholders; (c) the term is generally not longer than 5 years; (d) shareholder approval is required to reinstate an expired Pill; (e) the Pill contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and (f) the Pill allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine to vote in favor of a company's Poison Pill Plan if the Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

     G. Elimination of, or limitation on, shareholder rights (e.g., action by written consent, ability to call meetings, or remove directors).

     H.   Transfer of authority from shareholders to directors.

     I. Reincorporation in another state (when accompanied by anti-takeover provisions).

III. Stock Option Plans

     A. Stock Option plans should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against Stock Option Plan adoptions or amendments to authorize additional shares if:

          1. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

          2. The offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

          3. The Board may, without shareholder approval, (i) materially increase the benefits accruing to participants under the plan,
               (ii) materially increase the number of securities which may be issued under the plan, or (iii) materially modify the requirements for participation in the plan.

          4. The granting of options to non-employee directors is subject to management discretion, the plan is administered by a compensation committee not comprised entirely of non-employee directors or the plan is administered by a board of directors not comprised of a majority of non-employee directors, versus non-discretionary grants specified by the plan's terms.

          5. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines 2, 3 and 4 immediately above if such shares meet both of two conditions:

               a. They are granted by a compensation committee composed entirely of independent directors.

               b. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

          6. The plan's terms allow repricing of underwater options, or the Board/Committee has repriced options outstanding under the plan in the past 2 years. However, option repricing may be acceptable if all of the following conditions, as specified by the plan's express terms, or board resolution, are met:

               a. The repricing is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

               b. The repricing is rarely used and then only to maintain option value due to extreme circumstances beyond management's control; and

               c. The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

          7. Furthermore, if a compensation committee composed entirely of independent directors determines that options need to be granted to employees other than the company's executive officers, that no shares are currently available for such options under the company's existing plans, and that such options need to be granted before the company's next shareholder meeting, then the company may reprice options in an amount not to exceed an additional 5% or 10%, as applicable, if such company seeks authorization of at least that amount at the very next shareholders' meeting.

          8. For purposes of this Guideline III, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

     B. FMR will generally withhold its authority on the election of directors if, within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options held by officers or directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.

     C. Proposals to reprice outstanding stock options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to reprice outstanding options based upon whether the proposed repricing is consistent with the interests of shareholders, taking into account such factors as:

          1. Whether the repricing proposal excludes senior management and directors;

          2. Whether the options proposed to be repriced exceeded FMR's dilution thresholds when initially granted;

          3. Whether the repricing proposal is value neutral to shareholders based upon an acceptable options pricing model;

          4. The company's relative performance compared to other companies within the relevant industry or industries;

          5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

          6. Any other facts or circumstances relevant to determining whether a repricing proposal is consistent with the interests of shareholders.

IV. Restricted Stock Awards ("RSA") should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against RSA adoptions or amendments to authorize additional shares if:

     A. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

     B. The Board may materially alter the RSA without shareholder approval, including a provision that allows the Board to lapse or waive restrictions at its discretion.

     C. The granting of RSAs to non-employee directors is subject to management discretion, versus non-discretionary grants specified by the plan's terms.

     D. The restriction period is less than 3 years. RSAs with a restriction period of less than 3 years but at least 1 year are acceptable if the RSA is performance based.

     E. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines B, C and D immediately above if such shares meet both of two conditions:

          1. They are granted by a compensation committee composed entirely of independent directors.

          2. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

     F. For purposes of this Guideline IV, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.


     G. Proposals to grant restricted stock in exchange for options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to grant restricted stock awards in exchange for options based upon whether the proposed exchange is consistent with the interests of shareholders, taking into account such factors as:

          1. Whether the restricted stock award exchange proposal excludes senior management and directors;

          2. Whether the options proposed to be exchanged exceeded FMR's dilution thresholds when initially granted;

          3. Whether the restricted stock award exchange proposal is value neutral to shareholders based upon an acceptable stock award pricing model;

          4. The company's relative performance compared to other companies within the relevant industry or industries;

          5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

          6. Any other facts or circumstances relevant to determining whether a restricted stock award exchange proposal is consistent with the interests of shareholders.


V.   Other Stock-Related Plans should be evaluated on a case-by-case basis:

     A. Omnibus Stock Plans - vote against entire plan if one or more component violates any of the criteria in parts III or IV above, except if the component is de minimus.

           In the case of an omnibus stock plan, the 5% and 10% limits in Guidelines III and IV will be measured against the total number of shares under all components of such plan.

      B. Employee Stock Purchase Plans - vote against if the plan violates any of the criteria in parts III and IV above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing "best practices," as articulated by the research or recommendations of the relevant proxy research or corporate governance services, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

      C. Stock Awards (other than stock options and RSAs) - generally vote against unless they are identified as being granted to officers/directors in lieu of salary or cash bonus, subject to number of shares being reasonable.

VI.   Unusual Increases in Common Stock:

      A. An increase of up to 3 times outstanding and scheduled to be issued, including stock options, is acceptable; any increase in excess of 3 times would be voted against except in the case of real estate investment trusts, where an increase of 5 times is, in general, acceptable.

      B. Measured as follows: requested increased authorization plus stock authorized to be issued under Poison Pill divided by current stock outstanding plus any stock scheduled to be issued (not including Poison Pill authority). (If the result is greater than 3, Portfolio shares should be voted against.)

VII. Portfolio shares should, in general, be voted against the introduction of new classes of Stock with Differential Voting Rights.

VIII. With regard to Cumulative Voting Rights, Portfolio shares should be voted in favor of introduction or against elimination on a case-by-case basis where this is determined to enhance Portfolio interests as minority shareholders.

IX. Greenmail - Portfolio shares should be voted for anti-greenmail proposals so long as they are not part of anti-takeover provisions.

X. Portfolio shares should be voted in favor of charter by-law amendments expanding the Indemnification of Directors and/or limiting their liability for Breaches of Care.

      A. Portfolio shares should be voted against such proposals if FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

XI. Portfolio shares should be voted in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

XII. Portfolio shares should be voted in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to Opt Out of the Control Shares Acquisition Statutes.

XIII. Employee Stock Ownership Plans ("ESOPs") should be evaluated on a case-by-case basis. Portfolio shares should usually be voted for non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Portfolio shares should be voted against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

XIV. Voting of shares in securities of any U.S. banking organization shall be conducted in a manner consistent with conditions that may be specified by the Federal Reserve Board for a determination under federal banking law that no Fund or group of Funds has acquired control of such banking organization.

XV.   Avoidance of Potential Conflicts of Interest

      Voting of shares shall be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company shall be voted solely in a manner consistent with the Proxy Voting Guidelines; and (ii) voting shall be done without regard to any other Fidelity Companies' relationship, business or otherwise, with that portfolio company.

      FMR applies the following policies and follows the procedures set forth below:

      A. FMR has placed responsibility for the Funds' proxy voting in the FMR Legal Department.

      B. The FMR Legal Department votes proxies according to the Proxy Voting Guidelines that are approved by the Funds' Board of Trustees.

      C. The FMR Legal Department consults with the appropriate analysts or portfolio managers regarding the voting decisions of non-routine proposals that are not addressed by the Proxy Voting Guidelines. Each of the President or General Counsel of FMR or the General Counsel of FMR Corp is authorized to take a final decision.

      D. When a Fidelity Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, as amended, or to the extent disclosed in the Fund's registration statement, FMR will use pass through voting or echo voting procedures.

XVI.  Executive Compensation

      FMR will consider withholding authority for the election of directors and voting against management proposals on stock-based compensation plans or other compensation plans based on whether the proposals are consistent with the interests of shareholders, taking into account such factors as:
      (i) whether the company has an independent compensation committee; and
      (ii) whether the compensation committee has authority to engage independent compensation consultants.


XVII. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider supporting such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

XVIII. Auditors

     A. Portfolio shares should generally be voted against shareholder proposals calling for or recommending periodic rotation of a portfolio company's auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the selection of the company's auditor.

     B. portfolio shares should generally be voted against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company's auditor. Portfolio shares should also generally be voted against shareholder proposals calling for or recommending removal of a company's auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the oversight of the performance of the auditor of audit or non-audit services for the company.

XIX. Incorporation or Reincorporation in Another State or Country

     Portfolio shares should generally be voted against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and voted in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

                             FRANKLIN ADVISERS, INC.

                       PROXY VOTING POLICIES & PROCEDURES

RESPONSIBILITY OF ADVISER TO VOTE PROXIES

Franklin Advisers, Inc. (hereinafter "Adviser") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Adviser) that has either delegated proxy voting administrative responsibility to Adviser or has asked for information on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Adviser votes proxies solely in the interests of, separate account clients, Adviser-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, "Advisory Clients") that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Adviser's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Adviser.

HOW ADVISER VOTES PROXIES

FIDUCIARY CONSIDERATIONS

All proxies received by the Proxy Group will be voted based upon Adviser's instructions and/or policies. To assist it in analyzing proxies,, Adviser subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. Although ISS' analyses are thoroughly reviewed and considered in making a final voting decision, Adviser does not consider recommendations from ISS or any other third party to be determinative of Adviser's ultimate decision. As a matter of policy, the officers, directors and employees of Adviser and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

Franklin Advisers, Inc.
PROXY VOTING POLICIES & PROCEDURES
June 3, 2003
Page 2

CONFLICTS OF INTEREST

All conflicts of interest will be resolved in the interests of the Advisory Clients. Adviser is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, a situation may arise where one affiliate makes a voting decision on a company's proxy without the knowledge that another affiliate manages that company's retirement plan or other assets. In situations where Adviser perceives a material conflict of interest, Adviser may disclose the conflict to the relevant Advisory Clients; defer to the voting recommendation of the Advisory Clients, ISS or those of another independent third party provider of proxy services; send the proxy directly to the relevant Advisory Clients for a voting decision; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Advisory Clients.

WEIGHT GIVEN MANAGEMENT RECOMMENDATIONS

One of the primary factors Adviser considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor which Adviser considers in determining how proxies should be voted. However, Adviser does not consider recommendations from management to be determinative of Adviser's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Adviser will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Corporate Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from ISS or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Adviser's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, ISS analyses, recommendations and any other available information. Adviser's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS analysis, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from Adviser's research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

Franklin Advisers, Inc.
PROXY VOTING POLICIES & PROCEDURES
June 3, 2003
Page 3

GENERAL PROXY VOTING GUIDELINES

Adviser has adopted general guidelines for voting proxies as summarized below. Although these guidelines are to be followed as a general policy, in all cases each proxy will be considered based on the relevant facts and circumstances. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Adviser anticipate all future situations. Corporate governance issues are diverse and continually evolving and Adviser devotes significant time and resources to monitor these changes.

ADVISER'S PROXY VOTING POLICIES AND PRINCIPLES

Adviser's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Adviser's organization, including portfolio management, legal counsel, and Adviser's officers. The following guidelines reflect what Adviser believes to be good corporate governance and behavior:

BOARD OF DIRECTORS: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Adviser supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Adviser will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Adviser will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Adviser will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. Adviser evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance.

RATIFICATION OF AUDITORS: In light of several high profile accounting scandals, Adviser will closely scrutinize the role and performance of auditors. On a case-by-case basis, Adviser will examine proposals relating to non-audit relationships and non-audit fees. Adviser will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

MANAGEMENT & DIRECTOR COMPENSATION: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. Adviser evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Adviser reviews the ISS quantitative model utilized to assess such plans. Adviser will generally oppose plans that have the potential to be excessively dilutive, and will almost

Franklin Advisers, Inc.
PROXY VOTING POLICIES & PROCEDURES
June 3, 2003
Page 4

always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. Adviser will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Adviser will generally oppose "golden parachutes" that are considered excessive. Adviser will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders. Adviser will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans, and will continue to closely monitor any future developments in this area.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES: Adviser generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Adviser conducts an independent review of each anti-takeover proposal. On occasion, Adviser may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Adviser generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. Adviser will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. Adviser will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Adviser generally opposes any supermajority voting requirements as well as the payment of "greenmail." Adviser usually supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE: Adviser realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Adviser will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Adviser will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Adviser will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Adviser will review proposals seeking preemptive rights on a case-by-case basis.

MERGERS AND CORPORATE RESTRUCTURING: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Adviser will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES: As a fiduciary, Adviser is primarily concerned about the financial interests of its Advisory Clients. Adviser will generally give management discretion

Franklin Advisers, Inc.
PROXY VOTING POLICIES & PROCEDURES
June 3, 2003
Page 5

with regard to social, environmental and ethical issues although Adviser may vote in favor of those that are believed to have significant economic benefits or implications.

GLOBAL CORPORATE GOVERNANCE: Adviser manages investments in countries worldwide. Many of the tenets discussed above are applied to Adviser's proxy voting decisions for international investments. However, Adviser must be flexible in these markets and must be mindful of the varied market practices of each region. As experienced money managers, Adviser's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Adviser understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Adviser will attempt to process every vote it receives for all domestic and foreign proxies. However, there may be situations in which Adviser cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Proxy Group may refrain from processing that vote. Additionally, the Proxy Group may not be given enough time to process the vote. For example, the Proxy Group, through no fault of their own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda. In addition, if Adviser has outstanding sell orders, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. Although Adviser may hold shares on a company's record date, should it sell them prior to the company's meeting date, Adviser ultimately may decide not to vote those shares.

Adviser may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, Adviser may vote against the item to send a message to the company that if it had provided additional information, Adviser may have voted in favor of that item. Adviser may also enter an "abstain" vote on the election of certain directors from time to time based on individual situations, particularly where Adviser is not in favor of electing a director and there is no provision for voting against such director.

The following describes the standard procedures that are to be followed with respect to carrying out Adviser's proxy policy:

1. All proxy materials received will be recorded immediately in a database to maintain control over such materials.

2. The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from ISS or other information. The Proxy

Franklin Advisers, Inc.
PROXY VOTING POLICIES & PROCEDURES
June 3, 2003
Page 6

Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

3. In determining how to vote, Adviser's analysts and relevant portfolio manager(s) will consider the general guidelines described in its proxy policy, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by ISS or other independent third party providers of proxy services.

4. The Proxy Group is responsible for maintaining the documentation that supports Adviser's voting position. Such documentation will include, but is not limited to, any information provided by ISS or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken, why that position is in the best interest of its Advisory Clients (including separate accounts such as ERISA accounts as well as mutual funds), an indication of whether it supported or did not support management and any other relevant information. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel.

5. After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

6. The Proxy Group will attempt to submit Adviser's vote on all proxies to ISS for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to ISS in sufficient time for the vote to be lodged.

7. The Proxy Group prepares reports for each client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the client, retains a copy in the client's file and forwards a copy to the appropriate portfolio manager. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by a client.

8. If the Proxy Group learns of a vote on a material event that will affect a security on loan, the Group will notify Adviser and obtain instructions regarding whether Adviser desires the Franklin Templeton Services, LLC Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Adviser, the Proxy Group shall use its best efforts to call such loans or use other practicable and legally

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Franklin Advisers, Inc.
PROXY VOTING POLICIES & PROCEDURES
June 3, 2003
Page 7

enforceable means to ensure that Adviser is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities.

9. The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group at 1-954-847-2268, or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Advisory Clients may review Adviser's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Adviser are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC.

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14.11 PROXY VOTING POLICY

I.       INTRODUCTION

Great Companies, LLC Proxy Voting Policy specifically outlines the firm's philosophy and practices of voting on assets under management pursuant to guidelines under the Employee Retirement Income Security Act of 1974 (ERISA) and guidance provided by other regulatory bodies for non-ERISA accounts. This policy and its accompanying sections apply to voting of proxies on securities held in all firm investment portfolios. In addition, this policy provides guidance on the appropriateness under ERISA of active monitoring of corporate management by plan fiduciaries. Great Companies, LLC has designated a third party service Institutional Shareholder Services to act on its behalf to provide guidance on proxy voting issues for companies' shares which are under control by the firm through it's advisory or sub-adviser role pursuant to existing advisory agreements. This policy is applicable only to supervised assets under management.

The fiduciary duties described in ERISA Sec. 404(a)(1)(A) and (B), require that, in voting proxies, the responsible fiduciary consider those factors that may affect the value of the plan's investment and not subordinate the interests of the participants and beneficiaries in their retirement income to unrelated objectives. These duties also require that the named fiduciary appointing an investment manager periodically monitor the activities of the investment manager with respect to the management of plan assets, including decisions made and actions taken by the investment manager with regard to proxy voting decisions. The named fiduciary must carry out this responsibility solely in the interest of the participants and beneficiaries and without regard to its relationship to the plan sponsor.

It is the firm's view that compliance with this proxy policy necessitates proper documentation of the activities that are subject to monitoring. Thus, the firm is required to maintain accurate records as to proxy voting. Moreover, if the named fiduciary is to be able to carry out its responsibilities under ERISA Sec. 404(a) in determining whether the firm is fulfilling its fiduciary obligations in investing plans assets in a manner that justifies the continuation of the management appointment, the proxy voting records must enable the named fiduciary to review not only the firm's voting procedure with respect to plan-owned stock, but also to review the actions taken in individual proxy voting situations.

The fiduciary obligations of prudence and loyalty to plan participants and beneficiaries require the firm to vote proxies on issues that may affect the value of the plan's investment. Although the same principles apply to proxies appurtenant to shares of foreign corporations, the firm recognizes that in voting such proxies, plans may, in some cases, incur additional costs. Thus, Great Companies should consider whether the plan's vote, either by itself or together with the votes of other shareholders, is expected to have an effect on the value of the plan's investment that will outweigh the cost of voting. Moreover, the firm, in deciding whether to purchase shares of a foreign corporation, should consider whether the difficulty and expense in voting the shares is reflected in its market price. This shall be applicable only to non-ADR shares.

GREAT COMPANIES, LLC                               ISSUE DATE: FEBRUARY 11, 2002
PROXY VOTING POLICY                                         AMENDED JUNE 5, 2003
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II.      INVESTMENT ADVISERS ACT OF 1940--RULE 206(4)-6 REVISED RULE

Pursuant to SEC adopted rule amendment rule 206(4)-2 under the Advisers Act which requires mutual funds, Advisers, and other SEC registered management companies to adopt and implement written policies and procedures reasonable designed to ensure that the adviser votes proxies in the best interests of its clients. Great Companies, LLC has in place written policies and procedures for Proxy Voting that outlines the firm's philosophy and practices of voting on fully discretional assets under management pursuant to guidelines under the Employee Retirement Income Security Act of 1974 (ERISA) and guidance provided by other regulatory bodies for non ERISA clients. The firm's Investment Adviser Service Agreement expressly authorized the firm to vote proxies on behalf of clients unless notified in writing by the client that such services shall be the responsibility of the client.

Decisions on voting of proxies will be made by the Adviser unless the client specifically directs otherwise in writing. If the Client so directs that it or another party shall vote proxies, then the Adviser shall have no liability or responsibility whatsoever in connection with the voting of such proxies. If the Adviser retains the responsibility to vote proxies, the Client acknowledges that the Adviser may exercise such vote. The Client also acknowledges that the Adviser may retain an independent third party proxy voting service to facilitate the voting of proxies.

Great Companies, LLC utilizes Institutional Shareholder Services, Inc., ("ISS") a non-affiliated, independent third party service to vote proxies on behalf of clients of the firm. The company provides detailed reports on votes cast on behalf of the firm's clients and such votes are made available via electronic media for dissemination. A full version of the firm's policy may be obtained upon request or via the company's website at www.greatcompanies.com or by phone at 1-800-538-5111.

III.     CONFLICT OF INTEREST

It is the policy of Great Companies, LLC to always in the opinion of the firm, to vote proxies in the best interests of its clients. The duty of care requires an adviser with proxy voting authority to monitor corporate actions and to vote the proxies. To satisfy its duty of loyalty, Great Companies, LLC must cast the proxy votes in a manner consistent with the best interests of its clients, and must never put Great Companies' own interests above those of its client.

It is the policy of the firm to vote client securities in accordance with a pre-determined policy, based upon the recommendations of an independent third party, Institutional Shareholder Services, and when applicable upon the discretion of the firm's portfolio management team.

It is difficult to determine what conflicts may arise in the proxy voting process due to the numerous scenarios which could arise. For material conflicts of interest that arise within the

GREAT COMPANIES, LLC                               ISSUE DATE: FEBRUARY 11, 2002
PROXY VOTING POLICY                                         AMENDED JUNE 5, 2003
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proxy voting process, the firm will seek the clients' consent in writing and disclose all material conflicts to each client before voting.

Great Companies, LLC seeking client consent must provide the client with sufficient information regarding the shareholder vote and the adviser's conflict so that the client can make an informed decision whether or not to consent. Absent disclosure and client consent, Great Companies, LLC must take other steps designed to ensure, and must be able to demonstrate that these steps resulted in, a voting decision that was based on the client's best interest. The firm's portfolio management team and or Compliance Officer will be responsible for documenting all issues relating to any particular conflict in accordance with the firms Document & Electronic Communication Retention Policy.

It is the position of the Great Companies, LLC that in some cases, the firm may decide to expressly give the vote back to the client or it's designee (of course, the client must accept this responsibility in writing) the discretionary authority to vote the proxy directly in the event that a material conflict occurs.

It is the policy of the firm that it shall provide all clients with a copy of any proxy voting results upon request, or shall make such votes available in a manner convenient for all clients. The firm shall provide clients who the firm provides continuous advisory services to, with it's policies and procedures on proxy voting, and the results of such votes, in a manner consistent with the provisions of Rule 206(4)-6 of the Investment Advisers Act of 1940.

IV.      PROXY POLICY GUIDELINES

THE FOLLOWING GUIDELINES INCLUDE PROXY-VOTING RECOMMENDATIONS FOR GREAT COMPANIES, LLC.

THE BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a case-by-case basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

- Attend less than 75 percent of the board and committee meetings without a valid excuse

-        Implement or renew a dead-hand or modified dead-hand poison pill

- Ignore a shareholder proposal that is approved by a majority of the shares outstanding

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-        Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

- Have failed to act on takeover offers where the majority of the shareholders have tendered their shares

- Are inside directors and sit on the audit, compensation, or nominating committees

- Are inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

- In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

SEPARATING CHAIRMAN AND CEO

Vote on a case-by-case basis on shareholder proposals requiring that the positions of chairman and CEO be held separately.

PROPOSALS SEEKING A MAJORITY OF INDEPENDENT DIRECTORS

Shareholder proposals asking that a majority of directors be independent should be evaluated on a case-by-case basis. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

STOCK OWNERSHIP REQUIREMENTS

Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

TERM OF OFFICE

Vote against shareholder proposals to limit the tenure of outside directors.

AGE LIMITS

Vote against shareholder proposals to impose a mandatory retirement age for outside directors.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a case-by-case basis, using Delaware law as the standard. Vote against proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

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Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

CHARITABLE CONTRIBUTIONS

Votes on proposals regarding charitable contributions must be evaluated on a case-by-case basis.

PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a case-by case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

AUDITORS

RATIFYING AUDITORS

Vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

PROXY CONTEST DEFENSES

BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

Vote against proposals to classify the board.

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PROXY VOTING POLICY                                         AMENDED JUNE 5, 2003
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[GREAT COMPANIES LOGO]

Vote for proposals to repeal classified boards and to elect all directors annually.

SHAREHOLDER ABILITY TO REMOVE DIRECTORS

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

CUMULATIVE VOTING

Vote against proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote against proposals to restrict or prohibit shareholder ability to call special meetings. Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

TENDER OFFER DEFENSES

GREAT COMPANIES, LLC                               ISSUE DATE: FEBRUARY 11, 2002
PROXY VOTING POLICY                                         AMENDED JUNE 5, 2003
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POISON PILLS

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.

Review on a case-by-case basis management proposals to ratify a poison pill.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

GREENMAIL

Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

PALE GREENMAIL

Review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

UNEQUAL VOTING RIGHTS

Vote against dual-class exchange offers.

Vote against dual-class recapitalizations.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE
CHARTER OR BYLAWS

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

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[GREAT COMPANIES LOGO]

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

WHITE SQUIRE PLACEMENTS

Vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

MISCELLANEOUS GOVERNANCE PROVISIONS

CONFIDENTIAL VOTING

Vote for shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

EQUAL ACCESS

Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

BUNDLED PROPOSALS

Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

GREAT COMPANIES, LLC                               ISSUE DATE: FEBRUARY 11, 2002
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SHAREHOLDER ADVISORY COMMITTEES

Review on case-by-case basis proposals to establish a shareholder advisory committee.

CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

REVERSE STOCK SPLITS

Vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Review on a case-by-case basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.

PREFERRED STOCK

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote case-by-case for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

Vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

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PROXY VOTING POLICY                                         AMENDED JUNE 5, 2003
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[GREAT COMPANIES LOGO]

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote for management proposals to reduce the par value of common stock.

PREEMPTIVE RIGHTS

Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

DEBT RESTRUCTURINGS

Review on a case-by-case basis proposal to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution--How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control--Will the transaction result in a change in control of the company? Bankruptcy-- Generally, approve proposals that facilitate debt restructuring unless there are clear signs of self-dealing or other abuses.

SHARE REPURCHASE PROGRAMS

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as:

-        adverse governance changes

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-        excessive increases in authorized capital stock

-        unfair method of distribution

-        diminution of voting rights

-        adverse conversion features

-        negative impact on stock option plans

-        other alternatives such as spin-off

EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a case-by-case basis.

Our methodology for reviewing compensation plans should primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's new rules, ISS should value every award type. ISS should include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and should be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

ISS' model should determine a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for (1) long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), (2) cash compensation, and
(3) categorization of the company as emerging, growth, or mature. These adjustments should be pegged to market capitalization. ISS should continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Vote on management proposals seeking approval to reprice options on a case-by-case basis.

DIRECTOR COMPENSATION

Votes on stock-based plans for directors are made on a case-by-case basis.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be made on a case-by case basis.

OBRA-RELATED COMPENSATION PROPOSALS:

- AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS OR AMEND ADMINISTRATIVE FEATURES

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[GREAT COMPANIES LOGO]

Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

- AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS

Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

- AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

- APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

Review on case-by-case basis votes for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

GOLDEN AND TIN PARACHUTES

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

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401(K) EMPLOYEE BENEFIT PLANS

Vote for proposals to implement a 401(k) savings plan for employees.

STATE OF INCORPORATION

VOTING ON STATE TAKEOVER STATUTES

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

VOTING ON REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be examined on a case-by-case basis.

MERGERS AND CORPORATE RESTRUCTURINGS

MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions should be considered on a case-by case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

CORPORATE RESTRUCTURING

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

SPIN-OFFS

Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

ASSET SALES

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

GREAT COMPANIES, LLC                               ISSUE DATE: FEBRUARY 11, 2002
PROXY VOTING POLICY                                         AMENDED JUNE 5, 2003
PAGE 13 OF 17

[GREAT COMPANIES LOGO]

LIQUIDATIONS

Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

APPRAISAL RIGHTS

Vote for proposals to restore, or provide shareholders with, rights of appraisal.

CHANGING CORPORATE NAME

Vote for changing the corporate name.

MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote the election of directors on a case-by-case basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

- ignore a shareholder proposal that is approved by a majority of shares outstanding

- ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

-        are interested directors and sit on the audit or nominating committee

- are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

GREAT COMPANIES, LLC                               ISSUE DATE: FEBRUARY 11, 2002
PROXY VOTING POLICY                                         AMENDED JUNE 5, 2003
PAGE 14 OF 17

[GREAT COMPANIES LOGO]

Vote conversion proposals on a case-by-case basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS

Vote proxy contests on a case-by-case basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the issues past shareholder activism, board activity, and votes on related proposals.

INVESTMENT ADVISORY AGREEMENTS

Vote the investment advisory agreements on a case-by-case basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

APPROVING NEW CLASSES OR SERIES OF SHARES

Vote for the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Vote the authorization for or increase in preferred shares on a case-by case basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.

1940 ACT POLICIES

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness;

regulatory developments; current and potential returns; and current and potential risk.

CHANGING A FUNDAMENTAL RESTRICTION TO A NON-FUNDAMENTAL RESTRICTION

Vote these proposals on a case-by-case basis, considering the following factors: fund's target investments; reasons given by fund for change; and the projected impact of change on portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NON FUNDAMENTAL

GREAT COMPANIES, LLC                               ISSUE DATE: FEBRUARY 11, 2002
PROXY VOTING POLICY                                         AMENDED JUNE 5, 2003
PAGE 15 OF 17

[GREAT COMPANIES LOGO]

Vote against proposals to change a fund's fundamental investment objective to non-fundamental.

NAME RULE PROPOSALS

Vote these proposals on a case-by-case basis, considering the following factors: political/economic changes in target market; bundling with quorum requirements; bundling with asset allocation changes; and consolidation in the fund's target market.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote this proposal on a case-by-case basis, considering the following factors: strategies employed to salvage the company; company's past performance; and terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

CHANGING THE DOMICILE OF A FUND

Vote re-incorporations on a case-by-case basis, considering the following factors: state regulations of both states; required fundamental policies of both states; and the increased flexibility available.

CHANGE IN FUND'S SUBCLASSIFICATION

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUB-ADVISORS WITHOUT SHAREHOLDER APPROVAL

Vote against these proposals.

DISTRIBUTION AGREEMENTS

Vote these proposals on a case-by-case basis, considering the following factors: fees charged to comparably sized funds with similar objectives; proposed distributor's reputation and past performance; and competitiveness of fund in industry.

GREAT COMPANIES, LLC                               ISSUE DATE: FEBRUARY 11, 2002
PROXY VOTING POLICY                                         AMENDED JUNE 5, 2003
PAGE 16 OF 17

[GREAT COMPANIES LOGO]

MASTER-FEEDER STRUCTURE

Vote for the establishment of a master-feeder structure.

CHANGES TO THE CHARTER DOCUMENT

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

MERGERS

Vote merger proposals on a case-by-case basis, considering the following factors: resulting fee structure; performance of both funds; and continuity of management personnel.

SHAREHOLDER PROPOSALS

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Vote against the establishment of a director ownership requirement.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

TERMINATE THE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a case-by-case basis, considering the following factors: performance of the fund's NAV and the history of shareholder relations.

SOCIAL AND ENVIRONMENTAL ISSUES

ENERGY AND ENVIRONMENT

In most cases, ISS refrains from providing a vote recommendation on proposals that request companies to file the CERES Principles.

Generally, vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' environmental concerns.

GREAT COMPANIES, LLC                               ISSUE DATE: FEBRUARY 11, 2002
PROXY VOTING POLICY                                         AMENDED JUNE 5, 2003
PAGE 17 OF 17

[GREAT COMPANIES LOGO]

EQUAL EMPLOYMENT OPPORTUNITY AND DISCRIMINATION

In most cases, ISS refrains from providing a vote recommendation on proposals regarding equal employment opportunities and discrimination.

Generally, vote for disclosure reports that seek additional information about affirmative action efforts, particularly when it appears companies have been unresponsive to shareholder requests.

CONCLUSION

It is the policy of Great Companies that it shall have a written proxy policy that always puts the interest of our clients ahead of our own and the companies in which we invest. This proxy voting policy should be adhered to in a manner consistent with the provisions of ERISA and all other regulatory guidance provided by federal agencies.

GREAT COMPANIES, LLC                               ISSUE DATE: FEBRUARY 11, 2002
PROXY VOTING POLICY                                         AMENDED JUNE 5, 2003
PAGE 18 OF 17

                           INDEPENDENCE INVESTMENT LLC
                               PROXY VOTING POLICY

At Independence we recognize that many decisions regarding proxy voting can affect the value of a client's account, and, therefore, should be resolved based on in-depth analysis and careful consideration. The following proxy voting policy sets forth both our goals and our process for voting proxies on shares of stock held in client accounts where Independence has discretion to vote the proxies:

In order to set a framework within which proxy questions should be considered and voted, the following general principles should be applied.

1) As a fiduciary under ERISA or otherwise, proxy-voting authority should be exercised keeping in mind a fiduciary's duty to use its best efforts to preserve or enhance the value of a client's account. We should vote on proxy questions with the goal of fostering the interests of the participants and beneficiaries of the account.

2) Proxy questions should be considered within the individual company's circumstances. It is possible that individual circumstances might mean that a given proxy question could be voted differently than what is generally done in other cases.

3) If a proxy question clearly has the capability of affecting the economic value of the subject company's stock, the question should be voted in a way that attempts to preserve, or give the opportunity for enhancement of, the stock's economic value.

4)    There are, at least, three general classes of proxy questions:

      a. Routine questions which may routinely be voted in favor of management's recommendations such as auditor approval.

      b. Non-routine questions which will normally be uniformly voted in accordance with policies established by Independence's Investment Committee. Examples of questions of this type are votes for anti-greenmail measures, votes against diluting shareholder rights, or votes for or against generic social issue questions.

      c. Finally, there are questions that should be viewed on a case-by-case basis. Examples of questions in which company circumstances might influence the final decision one way or another are questions regarding mergers and acquisitions, anti-takeover measures, golden parachutes and so forth.

Careful attention must be paid to proxy questions that clearly could affect the economic value of the enterprise in question. In some circumstances, even though a proposal might appear to offer a benefit in the short term, our analysis will conclude that over the long term greater value may be realized by voting against a proposal.

At Independence, the fundamental analysts are responsible for performing research on the companies in which we invest. The same analysts are responsible for decisions regarding proxy voting, as they are the most familiar with company-specific issues. Portfolio managers also provide input when appropriate. By attempting to avoid or sell stocks where the analysts do not have a sufficient comfort level with management, and to continuously monitor management in companies in which we do invest, we attempt to minimize the need for shareholder activism. In general, our philosophy with regard to shareholder activism is as follows: It is the responsibility of management to increase shareholder value. It is our goal to choose the companies that will best increase the value of our clients' portfolios. If we do not believe a company can meet this objective, we should in most cases avoid or sell the stock out of the portfolio.

In certain circumstances the analysts may decide not to vote a proxy where they believe that the costs of voting such a proxy would outweigh the potential benefit to clients (or to the participants and beneficiaries of an ERISA account) of casting a vote. This is more likely to happen where a foreign security is involved.

We currently use Institutional Shareholders Services, Inc. ("ISS") to monitor and complete the proxy voting process for both our domestic and international equity portfolio holdings. ISS is responsible for ascertaining that proxies are received, voted and sent back on a timely basis. Each day our proxy administrator sends ISS our complete list of portfolio holdings. ISS notifies us of shareholder meetings and provides us with an electronic platform on which to vote the proxies. ISS also provides us with an analysis of proxy issues and recommendations for voting, based on criteria that we have approved. Our analysts will consider ISS's recommendations, but voting will be based upon our own analysis. Our analysts direct the manner in which proxies are to be voted, and ISS completes the voting process.

If there is controversy or uncertainty about how any particular proxy question should be voted, our analysts will consult with Independence's senior management and/or the Investment Committee. Final decisions on proxy voting will ultimately be made with the goal of enhancing the value of our clients' investments.

Revised 8/14/02

                       PROXY VOTING POLICY AND PROCEDURES
                                       OF
                             JENNISON ASSOCIATES LLC



         Jennison Associates views the voting of proxies as an important part of its investment management responsibilities. All proxies are voted with the primary goal of achieving the long-term maximum economic benefit for the participants and beneficiaries of Jennison's client accounts. Secondary consideration is given to the public and social value of each issue. In keeping with these objectives, Jennison Associates analyzes the long term economic consequences of each proposed corporate action. Votes are cast with the intention of maximizing economic value of the shares, thereby protecting and enhancing the value of client assets under our management.



         In voting proxies for international holdings, we will generally apply the same principles, however, in some countries voting proxies result in additional costs. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. For instance, in countries that require "share blocking" in order to vote proxies, we believe that the inability to sell the shares due to share blocking significantly outweighs the potential long-term economic benefits of voting proxies in those countries. As such, we do not typically vote proxies in countries that require share blocking in order to vote proxies.



         Each proposal has its individual merits and as such is analyzed on a case-by-case basis. However, in general terms, our positions are as follows:



         We are sensitive to the desirability of a stable corporate environment, particularly for corporations in which technical or creative talent is an essential element of corporate success. Although we believe that management should not be placed in a position of allocating a disproportionate amount of time to resisting takeovers, we believe that it is important that shareholders have the freedom to take advantage of attractive takeover offers. Jennison seeks to balance the freedom of shareholder action, against the damage which can be done to shareholder interests if a company is disrupted in a proxy or takeover battle. As such, we typically oppose proposals where shareholders are effectively precluded from accepting offers which might be deemed attractive. Such proposals normally have Restrictive Fair Price, Staggered Board, and excessive Super Majority vote provisions.



         In recent years, we have found that companies award a greater proportion of executive compensation in stock options in order to tie senior executive management's compensation to the performance of the company and thereby share the interests of shareholders. As such, more and more proposals relate to stock-based incentive compensation for senior management. It is our general opinion that senior compensation decisions and incentive awards are best left to the board of directors. We believe that shareholders should evaluate management performance over reasonable time frames.



         In general we assess each social and political proposal on its own merits.



         We have developed a voting process that brings to bear the various skills and expertise of the firm to vote shares solely in the interest of participants and beneficiaries. In order to achieve the above result, Jennison Associates has established a formal proxy voting evaluation and voting process.



         Decisions are made by members of the Proxy Voting Committee which is composed of the Chief Executive Officer, Chief Investment Officer, the Securities Analyst, the Chief Compliance Officer and a representative of the Legal Department. It is Jennison Associates' policy to isolate the proxy voting process from any external pressures and influences. In order to implement this policy, the final voting and processing of proxies has been removed from the portfolio manager and analyst and overseen by the Compliance Department.



         When requested, certain members of the Proxy Committee may meet the representatives of corporate management to review proxy issues and to understand management's reasoning for presenting the proposals. In formulating our decisions, we examine the research materials provided by Investor Responsibility Research Center (IRRC), proxy statements, and position statements that may be received from other shareholders. This research, along with our independent research, ensures that we are knowledgeable on the issues prior to voting. Proxy research and other pertinent information are forwarded to at least two members of the Proxy Voting Committee, typically a securities analyst and a member of the Legal Department. The securities analyst is most knowledgeable about the circumstances of the company and assesses the economic value of each proposal. The attorney reviews the proposal relative to Jennison's policy. Each professional is then responsible for making an independent analysis of the issues and informing the Compliance Department of how he/she would vote each issue. If the votes of members of the Proxy Committee who reviewed the analysis are consistent, the votes are cast. If the votes are inconsistent, there will be further discussion to understand whether deviation from Jennison's policy recommended vote is warranted. Deviations from the policy recommended vote are documented. If there is any difference of opinion that cannot be resolved, the broader Proxy Committee may meet to further discuss and resolve any open issues. There may be instances where a difference of opinion exists among the broader Proxy Committee members. In such cases, the Chief Compliance Officer shall make the final decision as to how the votes are cast. Jennison's voting instructions are then communicated to Jennison's proxy voting agent and each proxy is voted.



         Jennison Associates has retained the proxy voting services of IRRC as its proxy voting agent. IRRC provides proxy voting administration services including a calendar of upcoming proxy meetings, timely execution of proxy votes based on instruction from Jennison, maintenance of records of voting decisions and reconciliation of proxy ballot shares. The IRRC workstation provides Jennison with access to electronic delivery of analyses of proxy proposals and other related proxy materials and reports, in addition to reports detailing all Jennison proxy voting activity.

                           JOHN HANCOCK ADVISERS, LLC
                     SOVEREIGN ASSET MANAGEMENT CORPORATION
                              PROXY VOTING SUMMARY

We believe in placing our clients' interests first. Before we invest in a particular stock or bond, our team of portfolio managers and research analysts look closely at the company by examining its earnings history, its management team and its place in the market. Once we invest, we monitor all our clients' holdings, to ensure that they maintain their potential to produce results for investors.

As part of our active investment management strategy, we keep a close eye on each company we invest in. Routinely, companies issue proxies by which they ask investors like us to vote for or against a change, such as a new management team, a new business procedure or an acquisition. We base our decisions on how to vote these proxies with the goal of maximizing the value of our clients' investments.

Currently, John Hancock Advisers, LLC ("JHA") and Sovereign Asset Management Corporation ("Sovereign") manage open-end funds, closed-end funds and portfolios for institutions and high-net-worth investors. Occasionally, we utilize the expertise of an outside asset manager by means of a subadvisory agreement. In all cases, JHA or Sovereign makes the final decision as to how to vote our clients' proxies. There is one exception, however, and that pertains to our international accounts. The investment management team for international investments votes the proxies for the accounts they manage. Unless voting is specifically retained by the named fiduciary of the client, JHA and Sovereign will vote proxies for ERISA clients.

In order to ensure a consistent, balanced approach across all our investment teams, we have established a proxy oversight group comprised of associates from our investment, operations and legal teams. The group has developed a set of policies and procedures that detail the standards for how JHA and Sovereign vote proxies. The guidelines of JHA have been approved and adopted by each fund client's board of trustees who have voted to delegate proxy voting authority to their investment adviser, JHA. JHA and Sovereign's other clients have granted us the authority to vote proxies in our advisory contracts or comparable documents.

JHA and Sovereign have hired a third party proxy voting service which has been instructed to vote all proxies in accordance with our established guidelines except as otherwise instructed.

In evaluating proxy issues, our proxy oversight group may consider information from many sources, including the portfolio manager, management of a company presenting a proposal, shareholder groups, and independent proxy research services. Proxies for securities on loan through securities lending programs will generally not be voted, however a decision may be made to recall a security for voting purposes if the issue is material.

Below are the guidelines we adhere to when voting proxies. Please keep in mind that these are purely guidelines. Our actual votes will be driven by the particular circumstances of each proxy. From time to time votes may ultimately be cast on a case-by-case basis, taking into consideration relevant facts and circumstances at the time of the vote. Decisions on these matters (case-by-case, abstention, recall) will normally be made by a portfolio manager under the supervision of the chief investment officer and the proxy oversight group. We may abstain from voting a proxy if we conclude that the effect on our clients' economic interests or the value of the portfolio holding is indeterminable or insignificant.

PROXY VOTING GUIDELINES

BOARD OF DIRECTORS

We believe good corporate governance evolves from an independent board.

We support the election of uncontested director nominees, but will withhold our vote for any nominee attending less than 75% of the board and committee meetings during the previous fiscal year. Contested elections will be considered on a case by case basis by the proxy oversight group, taking into account the nominee's qualifications. We will support management's ability to set the size of the board of directors and to fill vacancies without shareholder approval but will not support a board that has fewer than 3 directors or allows for the removal of a director without cause.

We will support declassification of a board and block efforts to adopt a classified board structure. This structure typically divides the board into classes with each class serving a staggered term.

In addition, we support proposals for board indemnification and limitation of director liability, as long as they are consistent with corporate law and shareholders' interests. We believe that this is necessary to attract qualified board members.

SELECTION OF AUDITORS

We believe an independent audit committee can best determine an auditor's qualifications.

We will vote for management proposals to ratify the board's selection of auditors, and for proposals to increase the independence of audit committees.

CAPITALIZATION

We will vote for a proposal to increase or decrease authorized common or preferred stock and the issuance of common stock, but will vote against a proposal to issue or convert preferred or multiple classes of stock if the board has unlimited rights to set the terms and conditions of the shares, or if the shares have voting rights inferior or superior to those of other shareholders.

In addition, we will support a management proposal to: create or restore preemptive rights; approve a stock repurchase program; approve a stock split or reverse stock split; and, approve the issuance or exercise of stock warrants

ACQUISITIONS, MERGERS AND CORPORATE RESTRUCTURING

Proposals to merge with or acquire another company will be voted on a case-by-case basis, as will proposals for recapitalization, restructuring, leveraged buyout, sale of assets, bankruptcy or liquidation. We will vote against a reincorporation proposal if it would reduce shareholder rights. We will vote against a management proposal to ratify or adopt a poison pill or to establish a supermajority voting provision to approve a merger or other business combination. We would however support a management proposal to opt out of a state takeover statutory provision, to spin-off certain operations or divisions and to establish a fair price provision.

Corporate Structure and Shareholder Rights

In general, we support proposals that foster good corporate governance procedures and that provide shareholders with voting power equal to their equity interest in the company.

To preserve shareholder rights, we will vote against a management proposal to restrict shareholders' right to: call a special meeting and to eliminate a shareholders' right to act by written consent. In addition, we will not support a management proposal to adopt a supermajority vote requirement to change certain by-law or charter provisions or a non-technical amendment to by-laws or a charter that reduces shareholder rights.

EQUITY-BASED COMPENSATION

Equity-based compensation is designed to attract, retain and motivate talented executives and independent directors, but should not be so significant as to materially dilute shareholders' interests.

We will vote against the adoption or amendment of a stock option plan if the:

-     plan dilution is more than 10% of outstanding common stock,

- plan allows for non-qualified options to be priced at less than 85% of the fair market value on the grant date,

- company allows or has allowed the re-pricing or replacement of underwater options in the past fiscal year (or the exchange of underwater options).

With respect to the adoption or amendment of employee stock purchase plans or a stock award plan, we will vote against management if:

- the plan allows stock to be purchased at less than 85% of fair market value;

-     this plan dilutes outstanding common equity greater than 10%

- all stock purchase plans, including the proposed plan, exceed 15% of outstanding common equity.

OTHER BUSINESS

For routine business matters which are the subject of many proxy related questions, we will vote with management proposals to:

-     change the company name;

-     approve other business;

-     adjourn meetings;

-     make technical amendments to the by-laws or charters;

-     approve financial statements;

-     approve an employment agreement or contract.

SHAREHOLDER PROPOSALS

Shareholders are permitted per SEC regulations to submit proposals for inclusion in a company's proxy statement. We will generally vote against shareholder proposals and in accordance with the recommendation of management except as follows where we will vote for proposals:

-     calling for shareholder ratification of auditors;

-     calling for auditors to attend annual meetings;

-     seeking to increase board independence;

-     requiring minimum stock ownership by directors;

- seeking to create a nominating committee or to increase the independence of the nominating committee;

-     seeking to increase the independence of the audit committee.

CORPORATE AND SOCIAL POLICY ISSUES

We believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors.

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote against business practice proposals and abstain on social policy issues, though we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

                           JOHN HANCOCK ADVISERS, LLC
                     SOVEREIGN ASSET MANAGEMENT CORPORATION
                             PROXY VOTING PROCEDURES

THE ROLE OF THE PROXY VOTING SERVICE

John Hancock Advisers, LLC ("JHA") and Sovereign Asset Management Corporation ("Sovereign") have hired a proxy voting service to assist with the voting of client proxies. The proxy service coordinates with client custodians to ensure that proxies are received for securities held in client accounts and acted on in a timely manner. The proxy service votes all proxies received in accordance with the proxy voting guidelines established and adopted by JHA and Sovereign. When it is unclear how to apply a particular proxy voting guideline or when a particular proposal is not covered by the guidelines, the proxy voting service will contact the proxy oversight group coordinator for a resolution.

THE ROLE OF THE PROXY OVERSIGHT GROUP AND COORDINATOR

The coordinator will interact directly with the proxy voting service to resolve any issues the proxy voting service brings to the attention of JHA or Sovereign. When a question arises regarding how a proxy should be voted the coordinator contacts the firm's investment professionals and the proxy oversight group for a resolution. In addition the coordinator ensures that the proxy voting service receives responses in a timely manner. Also, the coordinator is responsible for identifying whether, when a voting issue arises, there is a potential conflict of interest situation and then escalating the issue to the firm's Executive Committee. For securities out on loan as part of a securities lending program, if a decision is made to vote a proxy, the coordinator will manage the return/recall of the securities so the proxy can be voted.

THE ROLE OF MUTUAL FUND TRUSTEES

The boards of trustees of our mutual fund clients have reviewed and adopted the proxy voting guidelines of the funds' investment adviser, JHA. The trustees will periodically review the proxy voting guidelines and suggest changes they deem advisable.

CONFLICTS OF INTEREST

Conflicts of interest are resolved in the best interest of clients.

With respect to potential conflicts of interest, proxies will be voted in accordance with JHA's or Sovereign's predetermined policies. If application of the predetermined policy is unclear or does not address a particular proposal, a special internal review by the JHA Executive Committee or Sovereign Executive Committee will determine the vote. After voting, a report will be made to the client (in the case of an investment company, to the fund's board of trustees), if requested. An example of a conflict of interest created with respect to a proxy solicitation is when JHA or Sovereign must vote the proxies of companies that they provide investment advice to or are currently seeking to provide investment advice to, such as to pension plans.

                        "PROXY VOTING POLICY & PROCEDURE"

A. PROXY VOTING POLICY:

Kayne Anderson Rudnick Investment Management, LLC ("KAR" or the "firm") acknowledges its responsibility to vote proxies in a manner that ensures the exclusive benefit for the underlying participants and beneficiaries. The firm casts such proxy votes for the sole purpose of extending benefits to such participants and beneficiaries while using the care, skill, and diligence that a prudent person acting in a like capacity and familiar with such matters would use under the circumstances then prevailing.

KAR votes all proxies so as, in its opinion, to maximize shareholder value which is defined as long-term value accretion through dividend and price appreciation. In addition, the firm's investment philosophy is to purchase "Quality" companies for the portfolios of its clients. One of the four main criteria for "Quality" is excellence in management. Hence, the firm tends to vote non-shareholder value issues in alignment with management's recommendations, if there is no conflict with shareholder value. For example, "Poison Pills" and other anti-takeover measures are not supported, even if recommended by management.

Absent special circumstances, it is the policy of the firm to exercise its proxy voting discretion in accordance with its Proxy Voting Guidelines set forth in EXHIBIT A ("Proxy Voting Guidelines"). These guidelines are applicable to the voting of domestic and global proxies.

The firm may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. The firm and/or its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. If at anytime, the responsible voting parties become aware of any type of potential conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Compliance Officer. Conflicts of interest are handled in various ways depending on the type and materiality as described below.

B. PROXY VOTING PROCEDURE

As an integral part of the investment process and where authorized by its clients, Adviser has responsibility for voting proxies. The Corporate Actions Department and certain Research Analysts (collectively known as the "Responsible Voting Parties") are responsible for voting proxies on behalf of the respective clients. More specifically, proxy proposals received by KAR, where the Proxy Voting Guidelines outline its general position as voting either "for" or "against", are voted by the Corporate Actions Department. Proxy proposals received by KAR, where the Proxy Voting Guidelines outline its general position as voting on a "case by case" basis, are forwarded to the appropriate Research Analyst, who will review the proposal and issue written voting instructions to the Corporate Actions Department. All proxy voting is executed by the Corporate Actions Department under the supervision of the Director of Operations.

To fulfill its fiduciary duty in voting client proxies, the firm ensures that
(i) knowledge of a vote to be taken is acquired in a timely fashion and sufficient information is acquired to allow for an informed vote; (ii) all proxy votes are cast.

KAR makes a reasonable effort to ensure that the relevant portfolio manager and research analyst are informed of the proxy material in a timely fashion. If a research analyst believes that it is in the best interest of the client or the beneficial owners of the client to vote in a manner contrary to the established Proxy Voting Guidelines, he or she submits a request for the variation, with the reason, to the firm's Exception Committee(1), which decides the issue. Absent these special circumstances, the Proxy Voting Guidelines are followed when voting proxy proposals. To ensure that all proxy votes are cast, the Corporate Actions Department reconciles the number of votes cast with the number of shares held by such clients.

         1. CONFLICTS OF INTEREST

The firm may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, the firm may provide investment management, brokerage, underwriting, and related services to accounts owned or controlled by companies whose management is soliciting proxies. The firm and/or its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. If at anytime, the responsible voting parties become aware of any type of potential conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Compliance Officer. Conflicts of interest are handled in various ways depending on the type and materiality. To prevent material conflicts of interest from affecting the manner in which KAR votes clients' proxies the following procedures are followed:

         (i) Where the Proxy Voting Guidelines outline the firm's voting position, as either "for" or "against" such proxy proposal, voting is in accordance with the Adviser's Proxy Voting Guidelines (Exhibit A).

         (ii) Where the Proxy Voting Guidelines outline the firm's voting position to be on a "case- by-case basis" for such proposal, or such proposal is not listed in the Proxy Voting Guidelines, then the assigned Research Analyst will provide the voting recommendation.

         2. OTHER SPECIAL CIRCUMSTANCES

The firm may choose not to vote proxies in certain situations or for certain accounts, such as: 1) where a client has informed the firm that it wishes to retain the right to vote the proxy, the firm will instruct the custodian to send the proxy material directly to the client, 2) where the firm deems the cost of voting would exceed any anticipated benefit to the client, 2) where a proxy is received for a client account that has been terminated with the firm, 3) where a proxy is received for a security the firm no longer manages (i.e. the firm had previously sold the entire position), and/or 4) where the exercise of voting rights could restrict the ability of an account's portfolio

----------------
(1) This is a well-established committee of senior management which reviews pricing, account minima, and other routine policy exceptions. The current members are the CEO, CIO, COO, and the Managing Director for trading and portfolio administration. The committee requires two affirmative votes to approve an exception.

manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as "blocking markets").

Various accounts in which the Adviser has proxy voting discretion participate in securities lending programs administered by the custodian or a third party. Because title to loaned securities passes to the borrower, the firm will be unable to vote any security that is out on loan to a borrower on a proxy record date. If the firm has investment discretion, however, it reserves the right of the portfolio manager to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

         3. ERISA ACCOUNTS

Plans governed by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where sole proxy voting discretion rests with Adviser, the foregoing policies and procedures will be followed, subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries. The Department of Labor has indicated that the voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

Consistent with Labor Department positions, it is the policy of KAR to follow the provisions of a plan's governing documents in the voting of employer securities, unless it determines that to do so would breach its fiduciary duties under ERISA.

C.  PROXY VOTING RECORDS

As required under rule 204-2 of the Advisers Act, KAR shall maintain the following proxy records:

         (i) A copy of these policies and procedures;

         (ii) A copy of each proxy statement the firm receives regarding client's securities;

         (iii) A record of each vote cast by the firm on behalf of a client;

         (iv) A copy of any document created by the Adviser that was material to making a decision how to vote proxies on behalf of a client or that memorialized the basis for that decision;

         (v) A copy of each written client request for information on how the Adviser voted proxies on behalf of the client, and a copy of any written response by the firm to any (written or oral) client request for information on how the firm voted proxies on behalf of the requesting client.

The proxy voting records described in the section shall be maintained and preserved in an easily accessible place for a period of not less than five years. The firm may rely on one or more third parties to make and retain the records referred to in items (ii) and (iii) above.

D.  CLIENT DISCLOSURE

As disclosed in Schedule H of the ADV Part II, a copy of these policies and procedures will be provided to clients upon request. In addition, if a client inquiries about how a particular proxy proposal was voted that information will be provided to the client in a timely manner.

               KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT, LLC

                             PROXY VOTING GUIDELINES

These guidelines supplement the Proxy Voting Policy of Kayne Anderson Rudnick Investment Management, LLC ("Adviser" or the "firm") and provide general direction of how Adviser will vote on a number of significant and recurring ballot proposals. The fundamental policy followed by Adviser in voting proxies is to ensure that the manner in which shares are voted is in the best interest of clients/beneficiaries and the value of the investment. Absent special circumstances, it is the policy of Adviser to exercise its proxy voting discretion in accordance with the guidelines set forth.

This list is not all inclusive.

I.    THE BOARD OF DIRECTORS

         A. Voting on Director Nominees in Uncontested Elections

         Adviser generally votes for director nominees in uncontested elections, absent countervailing factors such as a lack of director independence (see below) or chronic, unjustified absenteeism or other disqualifying factors.

         B. Chairman and CEO are the Same Person

         Adviser generally votes against shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

         C. Director Independence

         Pending the adoption of more definitive independence requirements by the NYSE and NASDAQ, the Adviser has a bias toward a majority of independent directors. Adviser will evaluate shareholder proposals relating to number of independent directors on a case-by-case basis.

         Adviser generally votes for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

         Pending the adoption of more definitive independence requirements by the NYSE and NASDAQ, the firm will consider a board candidate or member to lack independence if, he or she:

         -   is an officer or full-time employee of the company;

         - is a former employee of the company regardless of when he/she may have left the company; provides, or if his or her firm provides, a material level of professional services (e.g., through a consulting or advisory arrangement, whether formalized by a contract or not);

         - has any transactional relationship with the company granted on terms not generally available; is a founder of the company and not a current employee; or

         - has a close family relationship to an executive officer of the company, whether by blood or marriage.

         D. Stock Ownership Requirements

         Adviser generally votes for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

         E. Term of Office

         Adviser generally votes against shareholder proposals to limit the tenure of outside directors.

         F. Director and Officer Indemnification and Liability Protection

         Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis. Adviser generally votes for proposals providing indemnification protection to officers and directors, and for proposals limiting the liability of officers and directors for monetary damages, provided such proposals do not appear to conflict with applicable law. Additionally, the proposals should cover only future actions and not fraud or gross negligence.

         G. Charitable Contributions

         Adviser generally votes against shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

II.   PROXY CONTESTS

         A. Voting for Director Nominees in Contested Elections

         Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

         - long-term financial performance of the target company relative to its industry;

         -   management's track record;

         -   background to the proxy contest;

         -   qualifications of director nominees (both slates);

         - evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

         -   stock ownership positions.

         B. Reimburse Proxy Solicitation Expenses

         Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.

III.  AUDITORS

         A. Ratifying Auditors

         Adviser generally votes for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company and is not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

         Adviser, on a case-by-case basis, votes shareholder proposals that seek to restrict the ability of a company's auditors to provide non-audit services.

         Adviser, on a case-by-case basis, votes shareholder proposals that would request a company to periodically change its audit firm.

IV. PROXY CONTEST DEFENSES

         A. Board Structure: Staggered vs. Annual Elections

         Adviser generally votes against proposals to classify the board and for proposals to repeal classified boards and to elect all directors annually.

         B. Shareholder Ability to Remove Directors

         Adviser generally votes against proposals that provide directors may be removed only for cause.

         Adviser generally votes for proposals allowing shareholders to elect replacements and fill vacancies.

         C. Cumulative Voting

         Adviser generally votes against proposals to eliminate cumulative voting. The firm generally votes for proposals to permit cumulative voting.

         D. Shareholder Ability to Call Special Meetings

         Adviser generally votes against proposals to restrict or prohibit shareholder ability to call special meetings.

         E. Shareholder Ability to Act by Written Consent

         Adviser generally votes for proposals to restrict or prohibit shareholder ability to take action by written consent.

         F. Shareholder Ability to Alter the Size of the Board

         Adviser generally votes against proposals limiting management's ability to alter the size of the board.

V.   TENDER OFFER DEFENSES

         A. Poison Pills

         Adviser generally votes for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

         Adviser generally votes against proposals to ratify a poison pill.

         B. Greenmail

         Adviser generally votes for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

         Adviser generally votes on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

         C. Unequal Voting Rights

         Adviser generally votes against dual class exchange offers.

         Adviser generally votes against dual class recapitalizations.

         D. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

         Adviser generally votes against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

         Adviser generally votes for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

         E. Supermajority Shareholder Vote Requirement to Approve Mergers

         Adviser generally votes against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

         Adviser generally votes for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

         F. White Squire Placements

         Adviser, on a case-by-case basis, votes shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

VI. MISCELLANEOUS GOVERNANCE PROVISIONS

         A. Confidential Voting

         Adviser generally votes against proposals requiring confidential voting and independent vote tabulators.

         B. Equal Access

         Adviser, on a case-by-case basis, votes shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

         C. Bundled Proposals

         Adviser, on a case-by-case basis, votes bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, Adviser examines the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, Adviser will vote against the proposals. If the combined effect is positive, Adviser will support such proposals.

         D. Shareholder Advisory Committees

         Adviser, on a case-by-case basis, votes proposals to establish a shareholder advisory committee.

VII. CAPITAL STRUCTURE

         A. Common Stock Authorization

         Adviser, on a case-by-case basis, votes proposals to increase the number of shares of common stock authorized for issue.

         B. Stock Distributions: Splits and Dividends

         Adviser generally votes for management proposals to increase common share authorization for a stock split provided management demonstrates a reasonable basis for the split.

         C. Reverse Stock Splits

         Adviser generally votes for management proposals to implement a reverse stock split, provided management demonstrates a reasonable basis for the reverse split.

         D. Blank Check Preferred Authorization

         Absent special circumstances (e.g., actions taken in the context of a hostile takeover attempt) indicating an abusive purpose, Adviser, on a case-by-case basis, votes proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

         E. Shareholder Proposals Regarding Blank Check Preferred Stock

         Adviser, on a case-by-case basis, votes shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

         F. Adjust Par Value of Common Stock

         Adviser generally votes for management proposals to reduce the par value of common stock.

         G. Preemptive Rights

         Adviser generally reviews on a case-by-case basis, proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, Adviser looks at the size of a company and the characteristics of its shareholder base. Adviser generally opposes preemptive rights for publicly-held companies with a broad stockholder base.

         H. Debt Restructuring

         Adviser reviews, on a case-by-case basis, proposals to increase common or preferred shares and to issue shares as part of a debt restructuring plan. Adviser will consider the following issues:

         Dilution--How much will ownership interest of existing shareholders be reduced, and how extreme will dilution be to any future earnings?

         Change in Control--Will the transaction result in a change in control of the company?

         Bankruptcy--Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

         Adviser reviews, on a case-by-case basis, proposals that facilitate debt restructurings.

         I. Share Repurchase Programs

         Adviser generally votes for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VIII. EXECUTIVE AND DIRECTOR COMPENSATION

         Adviser, on a case-by-case basis, votes on executive and director compensation plans. Adviser generally votes for compensation plans if the following criteria are met:

         Voting Power Dilution-The sum of new shares authorized plus shares available for grant under all existing plans and options granted, but not yet exercised, does not exceed 5 percent of shares outstanding as of record date. This threshold is increased to 10 percent for companies in the technology, banking, and financial services industries.

         Discounts -The exercise price is no less than 100 percent of fair market value at the time of grant.

         Repricing -The company has not repriced underwater stock options during the past three years.

         A.  OBRA-Related Compensation Proposals

         - Amendments that Place a Cap on Annual Grant or Amend Administrative Features

             Adviser generally votes for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants anyone participant may receive to comply with the provisions of Section 162(m) of the Omnibus Reconciliation Act of 1993 ("OBRA") regarding executive compensation.

         -   Amendments to Added Performance-Based Goals

             Adviser generally votes for amendments to add performance goals to existing compensation plans to comply with the provisions of
             Section 162(m) of OBRA.

         -   Amendments to Increase Shares and Retain Tax Deductions Under OBRA

             Adviser, on a case-by-case basis, votes on amendments to existing plans that would both increase shares reserved and qualify the plan for favorable tax treatment under the provisions of Section 162(m) of OBRA.

         -   Approval of Cash or Cash-and-Stock Bonus Plans

             Adviser, on a case-by-case basis, votes proposals relating to cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

         B. Shareholder Proposals to Limit Executive and Director Pay

         Adviser generally votes for shareholder proposals that seek additional disclosure of executive and director pay information.

         Adviser, on a case-by-case basis, votes other shareholder proposals that seek to limit executive and director pay.

         C. Golden and Tin Parachutes

         Adviser generally votes for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

         D. Employee Stock Ownership Plans and Other Broad-Based Employee Stock Plans

         Adviser generally votes for proposals to approve an ESOP or other broad-based employee stock purchase or ownership plan, or to increase authorized shares for such existing plans, except in cases when the number of shares allocated to such plans is "excessive" (i.e., generally greater than ten percent (10%) of outstanding shares).

         E.  401(k) Employee Benefit Plans

         Adviser generally votes for proposals to implement a 401(k) savings plan for employees.

         F. Director Retirement Benefits

         Adviser, on a case-by-case basis, votes shareholder proposals requesting companies cease to pay retirement benefits to directors.

         G. Stock Option Expensing

         Pending the adoption of definitive rules on option expensing by the Financial Accounting Standards Board (FASB), Adviser generally supports shareholder proposals requesting that companies expense options.

IX.  STATE OF INCORPORATION

         A.  Voting on State Takeover Statutes

         Adviser generally votes against proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

         B. Voting on Reincorporation Proposals

         Proposals to change a company's state of incorporation are examined on a case-by-case basis.

X.  MERGERS AND CORPORATE RESTRUCTURINGS

         A. Mergers and Acquisitions

         Adviser, on a case-by-case basis, votes on mergers and acquisitions taking into account at least the following:

         - anticipated financial and operating benefits; offer price (cost vs. premium);

         -   prospects of the combined companies; how the deal was negotiated;
             and

         - changes in corporate governance and their impact on shareholder rights.

         B. Corporate Restructuring

         Adviser, on a case-by-case basis, votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales.

         C. Spin-offs

         Adviser, on a case-by-case basis, votes on spin-offs depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

         D. Asset Sales

         Adviser, on a case-by-case basis, votes on asset sales after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

         E. Liquidations

         Adviser, on a case-by-case basis, votes on liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

         F. Appraisal Rights

         Adviser generally votes for proposals to restore, or provide shareholders with, rights of appraisal.

         G. Changing Corporate Name

         Adviser generally votes for changing the corporate name.

         H. Adjourn Meeting

         Adviser, on a case-by-case basis, votes on proposals giving management discretion to adjourn a meeting of shareholders in order to solicit additional votes.

XI.  MUTUAL FUNDS

         A. Election of Trustees

         Adviser, on a case-by-case basis, votes on trustee nominees.

         B. Investment Advisory Agreement

         Adviser, on a case-by-case basis, votes on investment advisory agreements.

         C. Fundamental Investment Restrictions

         Adviser, on a case-by-case basis, votes on amendments to a fund's fundamental investment restrictions.

         D. Distribution Agreements

         Adviser, on a case-by-case basis, votes on distribution agreements.

XII. SOCIAL AND ENVIRONMENTAL ISSUES

Adviser generally supports shareholder social and environmental proposals, and votes such matters, on a case-by-case basis, where the proposal enhances the long-term value of the shareholder and does not diminish the return on investment.

                             PROXY VOTING POLICY OF
                        LAZARD ASSET MANAGEMENT LLC AND
                     LAZARD ASSET MANAGEMENT (CANADA), INC.



A. INTRODUCTION



         As a fiduciary, Lazard Asset Management LLC ("Lazard") is obligated to vote proxies in the best interests of its clients. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients' best interest, and within the framework of this Proxy Voting Policy (the "Policy"). Lazard has adopted this Policy in order to satisfy its fiduciary obligation. It is intended that this Policy also satisfy the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the "Advisers Act").



         Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. Absent specific client guidelines, Lazard's policy is to vote proxies on a given issue the same for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and the votes that it casts on behalf of all its clients are intended to accomplish that objective.



         This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. When such a conflict may appear, Lazard will seek to alleviate the potential conflict by voting consistent with pre-approved guidelines or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. More information on how Lazard handles conflicts is provided in Section F of this Policy.



B. RESPONSIBILITY TO VOTE PROXIES



         Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account, but over which Lazard exercises no investment discretion, are not voted by Lazard.



C. GENERAL ADMINISTRATION



         1. OVERVIEW



         Lazard's proxy voting process is administered by its Proxy Operations Department ("ProxyOps"), which reports to Lazard's Chief Operations Officer. Oversight of the process is provided by Lazard's Legal and Compliance Department and by a Proxy Committee currently consisting of Michael Bennett, Managing Director and a Portfolio Manager for Lazard's international equity products, Richard Tutino, Director and a Portfolio Manager for Lazard's U.S. equity products, and Melissa Cook, Lazard's Global Head of Research. The Proxy

Committee meets at least semi-annually to review this Policy and consider changes to it, as well as specific proxy voting guidelines (the "Approved Guidelines"), which are discussed below. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of ProxyOps, any member of the Proxy Committee, or Lazard's General Counsel or Chief Compliance Officer. A representative of Lazard's Legal and Compliance Department must be present at all Proxy Committee meetings.



         2. ROLE OF THIRD PARTIES



         To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. ("ISS"), one of the world's largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.



         ISS provides other proxy-related administrative services to Lazard. ISS receives on Lazard's behalf all proxy information sent by custodians that hold securities of Lazard's clients. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS's analysis. ProxyOps reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services.



         3. VOTING PROCESS



         Lazard's Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the "Approved Guidelines"). As discussed more fully below in Section D of this Policy, depending on the proposal, the Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.



         Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by case basis, Lazard believes that input from a portfolio manager or research analysts with knowledge of the issuer and its securities (collectively, "Portfolio Management") is essential. Portfolio Management is, in Lazard's view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issuer's shares. Consequently, the Manager of ProxyOps seeks Portfolio Management's recommendation on how to vote all such proposals.



         In seeking Portfolio Management's recommendation, the Manager of ProxyOps provides ISS's recommendation and analysis. Portfolio Management provides the Manager of ProxyOps with its recommendation and the reasons behind it. ProxyOps will generally vote as recommended by Portfolio Management, subject to situations where there may appear to be a material conflict of interest, in which case an alternative approach may be followed. (See Section F, below.) Depending on the facts surrounding a particular case-by-case proposal, or Portfolio Management's recommendation on a case-by-case proposal, the Manager of ProxyOps may consult with Lazard's Chief Compliance Officer or General Counsel, and may seek the final approval of the Proxy Committee regarding Portfolio Management's recommendation. If necessary, a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard's vote.

         ProxyOps generally votes all routine proposals (described below) according to the Approved Guidelines. For non-routine proposals where the Approved Guideline is to vote for or against, ProxyOps will provide Portfolio Management both the Approved Guideline, as well as ISS's recommendation and analysis. Unless Portfolio Management disagrees with the Approved Guideline for the specific proposal, ProxyOps will generally vote the proposal according to the Approved Guideline. If Portfolio Management disagrees, however, it will provide its reason for doing so. All the relevant information will be provided to the Proxy Committee members for a final determination of such non-routine items. It is expected that the final vote will be cast according to the Approved Guideline, absent a compelling reason for not doing so, and subject to situations where there may be the appearance of a material conflict of interest, in which case an alternative approach may be followed. (See Section F, below.)



D. SPECIFIC PROXY ITEMS



         Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company's name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Following are the Approved Guidelines for a significant proportion of the proxy proposals on which Lazard regularly votes. Of course, other proposals may be presented from time to time. Those proposals will be discussed with the Proxy Committee to determine how they should be voted and, if it is anticipated that they may re-occur, to adopt an Approved Guideline.



         1. ROUTINE ITEMS



         Lazard generally votes routine items as recommended by the issuer's management and Board of Directors, and against any shareholder proposals regarding those routine matters, based on the view that management is in a better position to evaluate the need for them. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:



         -    routine election or re-election of Directors;



         - appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;



         -    issues relating to the timing or conduct of annual meetings;



         -    directors' liability and indemnification; and



         -    name changes.



         2. CORPORATE GOVERNANCE AND SHAREHOLDER RIGHTS MATTERS



         Many proposals address issues related to corporate governance and shareholder rights. These items often relate to the Board of Directors and its committees, anti-takeover measures, and the conduct of the company's shareholder meetings.

                  a.  BOARD OF DIRECTOR AND ITS COMMITTEES



         Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer's Board of Directors. Lazard believes that in most instances, the Board and the issuer's management are in the best position to make the determination how to best increase the Board's effectiveness. Lazard does not believe that establishing burdensome requirements regarding a Board will achieve this objective. Lazard has Approved Guidelines to vote:



                  - FOR the establishment of an independent nominating committee, audit committee or compensation committee of a Board of Directors;



                  - FOR a requirement that a majority of Directors be independent;



                  - ON A CASE-BY-CASE BASIS regarding the election of Directors where the Board does not have those committees or sufficient independence;



                  - FOR proposals that the Board's committees be comprised solely of independent Directors or consist of a majority of independent directors;



                  - FOR proposals to limit Directors' liability; broaden indemnification of Directors; and approve indemnification agreements for officers and Directors, unless doing so would affect shareholder interests in a specific pending or threatened litigation, in which case, it is ON A CASE -BY-CASE BASIS;



                  - FOR proposals seeking to de-classify a Board and AGAINST proposals seeking to classify a Board;



                  - ON A CASE-BY-CASE BASIS on all proposals relating to cumulative voting;



                  - AGAINST shareholder proposals calling for the establishment of shareholder advisory committees or, absent a demonstrable need, the establishment of other committees;



                  - AGAINST shareholder proposals seeking union or special-interest representation on the Board;



                  - AGAINST shareholder proposals seeking to establish term limits or age limits for Directors;



                  - ON A CASE-BY-CASE BASIS on shareholder proposals seeking to require that the issuer's Chairman and Chief Executive Officer be different individuals;



                  - AGAINST shareholder proposals seeking to establish Director stock-ownership requirements; and



                  - AGAINST shareholder proposals seeking to change the size of a Board, requiring women or minorities to serve on a Board, or requiring two candidates for each Board seat.

                  b. ANTI-TAKEOVER MEASURES



         Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company's shares. Consequently, Lazard has adopted Approved Guidelines to vote:



                  - AGAINST proposals to adopt supermajority vote requirements, or increase vote requirements, for mergers or for the removal of directors;



                  - AGAINST shareholder rights plans (also known as "poison pill plans") and FOR proposals seeking to require all poison pill plans be submitted to shareholder vote;



                  - AGAINST proposals seeking to adopt fair price provisions and FOR proposals seeking to rescind them;



                  -   AGAINST "blank check" preferred stock; and



                  - ON A CASE-BY-CASE BASIS regarding other provisions seeking to amend a company's by-laws or charter regarding anti-takeover provisions.



                  c. CONDUCT OF SHAREHOLDER MEETINGS



         Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote:



                  -   AGAINST proposals to adjourn meetings;



                  - AGAINST proposals seeking to eliminate or restrict shareholders' right to call a special meeting;



                  -   FOR proposals providing for confidential voting;



                  - AGAINST efforts to eliminate or restrict right of shareholders to act by written consent;



                  - AGAINST proposals to adopt supermajority vote requirements, or increase vote requirements, and



                  -   ON A CASE-BY-CASE BASIS on changes to quorum requirements.



         3. CHANGES TO CAPITAL STRUCTURE



         Lazard receives many proxies that include proposals relating to a company's capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. The Board and management may have many legitimate business reasons in seeking to effect changes to the issuer's capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management, absent apparent reasons why they should not be. Consequently, Lazard has adopted Approved Guidelines to vote:



                  - FOR management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);



                  -   FOR stock splits and reverse stock splits;



                  - ON A CASE-BY-CASE BASIS on matters affecting shareholder rights, such as amending votes-per-share;



                  - ON A CASE-BY-CASE BASIS on management proposals to issue a new class of common or preferred shares;



                  - FOR management proposals to adopt or amend dividend reinvestment plans;



                  - AGAINST changes in capital structure designed to be used in poison pill plans; and



                  - ON A CASE-BY-CASE BASIS on proposals seeking to approve or amend stock ownership limitations or transfer restrictions.



         4. STOCK OPTION PLANS AND OTHER EXECUTIVE COMPENSATION ISSUES



         Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of the Board, management and employees with those of shareholders. Lazard favors programs intended to reward management and employees for positive, long-term performance. However, Lazard will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive. Lazard has Approved Guidelines to vote:



                  -   ON A CASE-BY-CASE BASIS regarding all stock option plans;



                  - AGAINST restricted stock plans that do not involve any performance criteria;



                  -   FOR employee stock purchase plans;



                  - ON A CASE-BY-CASE BASIS for stock appreciation rights plans;



                  -   FOR deferred compensation plans;



                  - ON A CASE-BY-CASE BASIS on proposals to approve executive loans to exercise options;



                  -   AGAINST proposals to re-price underwater options;



                  - AGAINST shareholder proposals to eliminate or restrict severance agreements, and FOR proposals to submit severance agreements to shareholders for approval; and

                  - AGAINST proposals to limit executive compensation or to require executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.



         5. MERGERS AND OTHER SIGNIFICANT TRANSACTIONS



         Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company's assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard's Approved Guideline is to vote on each of these transactions ON A CASE-BY-CASE BASIS.



         6. SOCIAL AND POLITICAL ISSUES



         Proposals involving social and political issues take many forms and cover a wide array of issues. Some examples are: adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; reporting of charitable contributions or political contributions or activities; or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company's management and its Board of Directors.



         Lazard generally supports the notion that corporations should be expected to act as good citizens, but, as noted above, is obligated to vote on social and political proposals in a way that it believes will most increase shareholder value. As a result, Lazard has adopted Approved Guidelines to vote AGAINST most of these proposals. Lazard has adopted Approved Guidelines to vote FOR measures relating to ILO Principles, the adoption of anti-discrimination policies and certain other similar proposals.



E. VOTING NON-U.S. SECURITIES



         Lazard invests in non-U.S. securities on behalf of many clients. Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder's ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as "share blocking"). In other instances, the costs of voting a proxy (i.e., by being required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. The Manager of ProxyOps will consult with Portfolio Management to determine whether they believe it is in the interest of the clients to vote the proxies. In these instances, the Proxy Committee will have the authority to decide that it is in the best interest of its clients not to vote the proxies.

F. CONFLICTS OF INTEREST



         1. OVERVIEW



         Lazard is required to vote proxies in the best interests of its clients. It is essential, therefore, that material conflicts of interest or the appearance of a material conflict be avoided.



         Potential conflicts of interest are inherent in Lazard's organizational structure and in the nature of its business. Following are examples of situations that could present a conflict of interest or the appearance of a conflict of interest:



         - Lazard Freres & Co. LLC ("LFNY"), Lazard's parent and a registered broker-dealer, or an investment banking affiliate has an investment banking or capital markets relationship with a company the shares of which are held in accounts of Lazard clients, and has provided services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);



         - Lazard serves as an investment adviser for a company the management of which supports a particular proposal, and shares of the company are held in accounts of Lazard clients;



         - Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or



         - A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.



         2. GENERAL POLICY AND CONSEQUENCES OF VIOLATIONS



         All proxies must be voted in the best interest of each Lazard client, without any consideration of the interests of any other Lazard client (unrelated to the economic effect of the proposal being voted on share price), Lazard, LFNY or any of their Managing Directors, officers, employees or affiliates.



         ProxyOps is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal and Compliance Department. No other Managing Directors, officers or employees of Lazard, LFNY or their affiliates may influence or attempt to influence the vote on any proposal. Doing so will be a violation of this Policy. Any communication between a Managing Director, officer or employee of LFNY and a Managing Director, officer or employee of Lazard trying to influence how a proposal should be voted is prohibited, and is a violation of this Policy. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard's client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business.



         Every Managing Director, officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if a Managing Director, officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If a Managing Director, officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.



         3. MONITORING FOR CONFLICTS AND VOTING WHEN A MATERIAL CONFLICT EXISTS



         Lazard monitors for potential conflicts of interest when it is possible that a conflict could be viewed as influencing the outcome of the voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is to vote for or against, or is to vote on a case-by-case basis.



                  a.  WHERE APPROVED GUIDELINE IS FOR OR AGAINST



         Most proposals on which Lazard votes have an Approved Guideline to vote for or against. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists where Portfolio Management disagrees with the Approved Guideline. When that happens, the Manager of ProxyOps will determine whether a conflict of interest or potential conflict of interest exists by: (1) determining whether the sponsor of the proposal is a Lazard client and notifying Lazard's Chief Compliance Officer if the sponsor is a Lazard client; and (2) notifying the Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.



         If it appears that a conflict of interest exists, the Manager of ProxyOps and the Chief Compliance Officer will convene a meeting of the Proxy Committee, which will determine whether the conflict is material. Whether a conflict is "material" will depend on the facts and circumstances involved. For purposes of this Policy, the appearance of a material conflict is one that the Proxy Committee determines could be expected by a reasonable person in similar circumstances to influence or potentially influence the voting decision on the particular proposal involved.



         If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will be voted according to the Approved Guideline.



                  b. WHERE APPROVED GUIDELINE IS CASE-BY-CASE



         In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard's policy is to vote the proxy item according to the recommendation of an independent source, currently ISS. In determining whether a conflict of interest or a potential conflict of interest may exist, the Manager of ProxyOps will: (1) determine whether the sponsor of the proposal is a Lazard client and notify Lazard's Chief Compliance Officer if the sponsor is a Lazard client; and (2) notify the Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.

         If it appears that a conflict of interest exists, the Manager of ProxyOps and the Chief Compliance Officer will convene a meeting of the Proxy Committee, which will determine whether the conflict is material. There is a presumption that certain circumstances will give rise to a material conflict of interest or the appearance of such material conflict, such as LFNY having provided services to a company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction). If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will be voted according to the recommendation of ISS. If the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation.



                  g. REVIEW OF POLICY



         The Proxy Committee will review this Policy at least semi-annually to consider whether any changes should be made to it or to any of the Approved Guidelines. Questions or concerns regarding the Policy should be raised with Lazard's General Counsel or Chief Compliance Officer.



REVISED AS OF JUNE 30, 2003

                       LEGG MASON CAPITAL MANAGEMENT, INC.
                   LEGG MASON FUNDS MANAGEMENT, INC & LMM, LLC
                         PROXY PRINCIPLES AND PROCEDURES

OVERVIEW

Legg Mason Capital Management, Inc., Legg Mason Funds Management, Inc. and LMM, LLC ("The Group") have implemented the following principles and procedures for voting proxies on behalf of advisory clients. These principles and procedures are reasonably designed to ensure The Group exercises its voting responsibilities to serve the best interests of its clients and in compliance with applicable laws and regulations. The Group assumes responsibility and authority for voting proxies for all clients, unless such responsibility and authority has been expressly retained by the client or delegated by the client to others. For each proxy vote The Group takes into consideration its duty to its clients and all other relevant facts available to The Group at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis. The Group employs the same proxy principles and procedures for all funds for which it has voting responsibility.

PRINCIPLES

Proxy voting is a valuable right of company shareholders. Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the Board, as well as exercising their right to grant or withhold approval for actions proposed by the Board or company management. We believe the interests of shareholders are best served by the following principles when considering proxy proposals:

PRESERVE AND EXPAND THE POWER OF SHAREHOLDERS IN AREAS OF CORPORATE GOVERNANCE - Equity shareholders are owners of the business - company boards and management teams are ultimately accountable to them. We support policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. We oppose proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, and incentives that are not linked to owner returns.

ALLOW RESPONSIBLE MANAGEMENT TEAMS TO RUN THE BUSINESS - We support policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, we oppose proposals that limit management's ability to do this. We generally oppose proposals that seek to place restrictions on management in order to promote political, religious or social agendas.

Please see The Group's proxy voting guidelines for more details ("Schedule A").

PROCEDURES

OVERSIGHT

The Group's Chief Investment Officer (CIO) has full authority to determine The Group's proxy voting principles and procedures and vote proxies on behalf of The Group's clients. The Group's CIO has delegated oversight and implementation of the firm's proxy voting process, including the principles and procedures that govern it, The Group's Proxy Officers and Compliance Officers. No less than a quorum of these Officers(1) will meet from time to time, but no less than annually, to review existing principles and procedures in light of The Group's duties as well as applicable laws and regulations to determine if any changes are necessary.

LIMITATIONS

We recognize proxy voting as a valuable right of company shareholders. Generally speaking, The Group votes all proxies it receives. However, The Group intends to refrain from voting in certain circumstances. The Group may refrain from voting a proxy if, for example, the company's shares are no longer held by The Group's clients at the time of the meeting. Additionally, The Group may refrain from voting a proxy if it concludes the potential impact on shareholders' interests is insignificant while the cost associated with analyzing and voting the proxy may be significant.

PROXY ADMINISTRATION

The Group instructs each client custodian to forward proxy materials to the The Group Proxy Administrator. New client custodians are notified at account inception of their responsibility to deliver proxy materials to The Group. The Group uses Institutional Shareholder Services ("ISS") to electronically receive and vote proxies, as well as to maintain proxy voting receipts and records.

Upon receipt of proxy materials:

      The Compliance Officer

      1. The Compliance Officer reviews the proxy issues and identifies any potential material conflicts between the adviser's interests and those of the client. The Group believes and understands it has a duty to vote proxies in the best interests of its clients, even if such votes may result in a loss of business or economic benefit to The Group or its affiliates.

              a.  Identifying Potential Conflicts

                  In identifying conflicts of interest the Compliance Officer will review the following issues:

                       - Whether The Group has an economic incentive to vote in a manner that is not consistent with the best interests of its clients; and

                       - Whether there are any business or personal relationships between an The Group employee and the officers, directors or shareholder proposal proponents of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of its clients; and

------------------
(1) Quorum is defined as two Proxy Officers and one Compliance Officer.

                       - Whether the Proxy Officer knows that an affiliate of The Group has a material economic, business or personal relationship that is likely to result in a potential conflict between the interests of the affiliate and The Group's clients.

               b. Assessing Materiality

                  A potential conflict will be deemed to be material if the Compliance Officer determines, in the exercise of reasonable judgment, the potential conflict is likely to have an impact on the manner in which the subject shares are voted.

      2. If the Compliance Officer determines that a potential material conflict of interest may exist:

                       (a) The Compliance Officer may consult with legal counsel and/or The Group's CIO to determine if the conflict is material.

                       (b) If the conflict is not material, the proxy issue is forwarded to the Proxy Officer for voting.

                       (c) If the conflict is material, the Compliance Officer may choose any of the following approaches to address the conflict:

                              1. If The Group's proxy principles or guidelines address the specific issues in the conflicted proxy, the Compliance Officer votes the issues according to The Group's principles and returns the signed, voted form to the Proxy Administrator.

                              2.  If the conflicted proxy issue is not
                                  specifically addressed in The Group's
                                  principles, the Compliance Officer will follow the vote recommendation of an "Independent Voting Delegate".

                              3. Alternatively, the Compliance Officer may disclose the conflict to clients and obtain their consent to vote.

      The Proxy Officer

      1. The Proxy Officer reviews proxies and evaluates matters for vote in light of The Group's principles and guidelines. The Proxy Officer may seek additional information from The Group's investment team, company management, independent research services, or other sources to determine the best interests of shareholders. Additionally, the Proxy Officer may consult with The Group's CIO for guidance on proxy issues. Generally, the Proxy Officer will not consult its affiliates during this process. All documents that had a material impact on the basis for the vote are maintained by The Group.

      2. The Proxy Officer returns the signed, voted form to the Proxy Administrator.

      The Proxy Administrator

      1. Provides custodians with instructions to forward proxies to The Group for all clients for whom The Group is responsible for voting proxies.

      2. When proxies are received, reconciles the number of shares indicated on the proxy with The Group internal data on shares held as of the record date and notifies the custodian of any discrepancies or missed proxies. The Proxy Administrator will use best efforts to obtain missing proxies from custodian.

      3. Informs the Compliance Officer and Proxy Officer if the company's shares are no longer held by The Group clients as of the meeting date.

      4. Ensures the Proxy and Compliance Officers are aware of the timeline to vote a proxy and uses best efforts to ensure that votes are cast in a timely manner.

      5. Per instructions from the Proxy Officer or Compliance Officer, votes proxy issues via ISS' software, online or via facsimile.

      6. Obtains evidence of receipt and maintains records of all proxies voted.

RECORD KEEPING

The following documents will be maintained onsite for two years and in an accessible place for another three years with regard to proxies:

      1. Copy of current policies and procedures will be maintained and available to clients upon request.

      2. Proxy statements received regarding client securities will be maintained in electronic format via Edgar or similar third party and will be available to clients upon request.

      3. Documents created by The Group that were material to making a decision how to vote proxies will be maintained in Multex, similar third party software or paper file.

      4.    Copies of the voting record will be maintained via ISS.

      5. A proxy log including: issuer name, exchange ticker symbol of the issuer's shares to be voted, CUSIP number for the shares to be voted, a brief identification of the matter voted on, whether the matter was proposed by the issuer or by a shareholder of the issuer, whether a vote was cast on the matter, a record of how the vote was cast and whether the vote was cast for or against the recommendation for the issuer's management team.

      6. Each written client request for proxy voting records and The Group's written response to any client request for such records.

                                   SCHEDULE A
                        THE GROUP PROXY VOTING GUIDELINES

The Group maintains these proxy-voting guidelines, which set forth the manner in which The Group generally votes on issues that are routinely presented. Please note that for each proxy vote The Group takes into consideration its duty to its clients, the specific circumstances of the vote and all other relevant facts available at the time of the vote. While these guidelines provide the framework for voting proxies, ultimately proxy votes are cast on a case-by-case basis. Therefore actual votes for any particular proxy issue may differ from the guidelines shown below.

FOUR PRINCIPAL AREAS OF INTEREST TO SHAREHOLDERS:

1)    Obligations of the Board of Directors

2)    Compensation of management and the Board of Directors

3)    Take-over protections

4)    Shareholders' rights

                         PROXY ISSUE                                              THE GROUP GUIDELINE
-----------------------------------------------------------------------------     --------------------
BOARD OF DIRECTORS

INDEPENDENCE OF BOARDS OF DIRECTORS: majority of unrelated directors,                     For
independent of management

NOMINATING PROCESS: independent nominating committee seeking qualified                    For
candidates, continually assessing directors and proposing new nominees

SIZE AND EFFECTIVENESS OF BOARDS OF DIRECTORS: Boards must be no larger than              For
15 members

CUMULATIVE VOTING FOR DIRECTORS                                                           For

STAGGERED BOARDS                                                                        Against

SEPARATION OF BOARD AND MANAGEMENT ROLES (CEO/CHAIRMAN)                               Case-by-Case

COMPENSATION REVIEW PROCESS: compensation committee comprised of                          For
outside, unrelated directors to ensure shareholder value while rewarding good performance

DIRECTOR LIABILITY & INDEMNIFICATION: support limitation of liability and                 For
provide indemnification

AUDIT PROCESS                                                                             For

BOARD COMMITTEE STRUCTURE: audit, compensation, and nominating and/or                     For
governance committee consisting entirely of independent directors

MONETARY ARRANGEMENTS FOR DIRECTORS: outside of normal board activities                   For
amts should be approved by a board of independent directors and reported in proxy

FIXED RETIREMENT POLICY FOR DIRECTORS                                                 Case-by-Case

OWNERSHIP REQUIREMENT: all directors have direct and material cash                        For
investment in common shares of Company

PROPOSALS ON BOARD STRUCTURE: (lead director, shareholder advisory                        For
committees, requirement that candidates be nominated by shareholders, attendance at meetings)

ANNUAL REVIEW OF BOARD/CEO BY BOARD                                                       For

PERIODIC EXECUTIVE SESSIONS WITHOUT MGMT (INCLUDING CEO)                                  For

VOTES FOR SPECIFIC DIRECTORS                                                          Case-by-Case

                                  - Continued -

                                                                                               THE GROUP
                              PROXY ISSUE                                                      GUIDELINE
-----------------------------------------------------------------------------     -----------------------------------
MANAGEMENT AND DIRECTOR COMPENSATION

STOCK OPTION AND INCENTIVE COMPENSATION PLANS:                                               Case-by-Case

FORM OF VEHICLE: grants of stock options, stock appreciation rights,                         Case-by-Case
phantom shares and restricted stock

PRICE                                                                             Against plans whose underlying
                                                                                  securities are to be issued at less
                                                                                  than 100% of the current market value

RE-PRICING: plans that allow the board of directors to lower the exercise                       Against
price of options already granted if the stock price falls or under-performs the market

EXPIRY: plan whose options have a life of more than ten years                                Case-by-Case

EXPIRY: "evergreen" stock option plans                                                          Against

DILUTION:                                                                         Case-by-Case - taking into account
                                                                                  value creation, commitment to
                                                                                  shareholder-friendly policies, etc.

VESTING: stock option plans that are 100% vested when granted                                   Against

PERFORMANCE VESTING: link granting of options, or vesting of options                              For
previously granted, to specific performance targets

CONCENTRATION: authorization to allocate 20% or more of the available                           Against
options to any one individual in any one year

DIRECTOR ELIGIBILITY: stock option plans for directors if terms and                          Case-by-Case
conditions are clearly defined and reasonable

CHANGE IN CONTROL: stock option plans with change in control provisions                         Against
that allow option holders to receive more for their options than shareholders would receive for their shares

CHANGE IN CONTROL: change in control arrangements developed during a                            Against
take-over fight specifically to entrench or benefit management

CHANGE IN CONTROL: granting options or bonuses to outside directors in                          Against
event of a change in control

BOARD DISCRETION: plans to give Board broad discretion in setting terms                         Against
and conditions of programs

EMPLOYEE LOANS: proposals authorizing loans to employees to pay for                             Against
stock or options

DIRECTOR COMPENSATION: % of directors' compensation in form of                                    For
common shares

GOLDEN PARACHUTES                                                                            Case-by-Case

EXPENSE STOCK OPTIONS                                                                             For

SEVERANCE PACKAGES: must receive shareholder approval                                             For

LACK OF DISCLOSURE ABOUT PROVISIONS OF STOCK-BASED PLANS                                        Against

RELOAD OPTIONS                                                                                  Against

PLAN LIMITED TO A SMALL NUMBER OF SENIOR EMPLOYEES                                              Against

EMPLOYEE STOCK PURCHASE PLANS                                                                Case-by-Case

                                  - Continued -

                             PROXY ISSUE                                                      THE GROUP GUIDELINE
-----------------------------------------------------------------------------             ----------------------------
TAKEOVER PROTECTIONS

SHAREHOLDER RIGHTS PLANS: plans that go beyond ensuring the equal                                 Against
treatment of shareholders in the event of a bid and allowing the corp.
enough time to consider alternatives to a bid

GOING PRIVATE TRANSACTION, LEVERAGED BUYOUTS AND OTHER PURCHASE                                 Case-by-Case
TRANSACTIONS

LOCK-UP ARRANGEMENTS: "hard" lock-up arrangements that serve to                                   Against
prevent competing bids in a takeover situation

CROWN JEWEL DEFENSES                                                                              Against

PAYMENT OF GREENMAIL                                                                              Against

"CONTINUING DIRECTOR" OR "DEFERRED REDEMPTION" PROVISIONS:                                        Against
provisions that seek to limit the discretion of a future board to redeem the plan

CHANGE CORPORATION'S DOMICILE: if reason for re-incorporation is to take                          Against
advantage of protective statutes (anti-takeover)

POISON PILLS: receive shareholder ratification                                                      For

REDEMPTION/RATIFICATION OF POISON PILL                                                              For

SHAREHOLDERS' RIGHTS

CONFIDENTIAL VOTING BY SHAREHOLDERS                                                                 For

DUAL-CLASS SHARE STRUCTURES                                                                       Against

LINKED PROPOSALS: with the objective of making one element of a proposal                          Against
more acceptable

BLANK CHECK PREFERRED SHARES: authorization of, or an increase in, blank                          Against
check preferred shares

SUPERMAJORITY APPROVAL OF BUSINESS TRANSACTIONS: management seeks                                 Against
to increase the number of votes required on an issue above two-thirds of the outstanding shares

INCREASE IN AUTHORIZED SHARES: provided the amount requested is                                     For
necessary for sound business reasons

SHAREHOLDER PROPOSALS                                                                          Case-by-Case

STAKEHOLDER PROPOSALS                                                                          Case-by-Case

ISSUANCE OF PREVIOUSLY AUTHORIZED SHARES WITH VOTING RIGHTS TO BE                                 Against
DETERMINED BY THE BOARD WITHOUT PRIOR SPECIFIC SHAREHOLDER
APPROVAL

"FAIR PRICE" PROVISIONS: Measures to limit ability to buy back shares from                          For
particular shareholder at higher-than-market prices

PREEMPTIVE RIGHTS                                                                                   For

ACTIONS ALTERING BOARD/SHAREHOLDER RELATIONSHIP REQUIRE PRIOR                                       For
SHAREHOLDER APPROVAL (including "anti-takeover" measures)

ALLOW SHAREHOLDER ACTION BY WRITTEN CONSENT                                                         For

ALLOW SHAREHOLDERS TO CALL SPECIAL MEETINGS                                                         For

SOCIAL AND ENVIRONMENTAL ISSUES                                                           As recommended by Company
                                                                                                 Management

REIMBURSING PROXY SOLICITATION EXPENSES                                                         Case-by-Case

Source: The Group. Last updated 12 July 2004.

                                                                  April 22, 2003

                             LORD, ABBETT & CO. LLC

                      PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

         Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm's Managing Member and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. A written file memo is delivered to the proxy administrator in each case where an investment team declines to follow a recommendation of a company's management. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

         The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall
(i) monitor the actions of Lord Abbett in voting securities owned by the Funds;
(ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

         There have unfortunately been far too many examples of corporate governance failures during the last two years, including the failure to deal fairly in conflict of interest situations. Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of a potential conflict of interest involving Lord Abbett's proxy voting process would be quite rare. Nevertheless, if such a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this conflict to the affected Funds' Proxy Committees, and seek instructions from those Committees on how to proceed. If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue was not covered by those policies, we would follow a recommendation of ISS. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue was not covered by those policies, we would follow the recommendation of ISS.

                       SUMMARY OF PROXY VOTING GUIDELINES

         Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

ELECTION OF DIRECTORS

         Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case by case basis. Factors that are considered include; current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors' investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.

         There are some actions by directors that may result in votes being withheld. These actions include:

         1) Attending less than 75% of board and committee meetings without a valid excuse.

         2) Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.

         3) Failing to act on takeover offers where a majority of shareholders tendered their shares.

         4) Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.

         5)       Failing to replace management as appropriate.

         We will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.

INCENTIVE COMPENSATION PLANS

         We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case by case basis. We use ISS for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

         We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

         1) The stock's volatility, to ensure the stock price will not be back in the money over the near term.

         2)       Management's rationale for why the repricing is necessary.

         3) The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.

         4) Other factors, such as the number of participants, term of option, and the value for value exchange.

         In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

SHAREHOLDER RIGHTS

Cumulative Voting

         We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

Confidential Voting

         There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

         On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

Supermajority Voting

         Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

TAKEOVER ISSUES

         Votes on mergers and acquisitions must be considered on a case by case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more that 10% of the company's voting stock. Restructuring proposals will also be evaluated on a case by case basis following the same guidelines as those used for mergers.

         Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

3) Shareholder Rights Plans (so-called "Poison Pills"), usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case by case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4) "Chewable Pill" provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally "Chewable Pill" provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

         - Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.

         -    No dead-hand or no-hand pills.

         - Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.

         - Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

SOCIAL ISSUES

         It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

                      PROXY VOTING POLICIES AND PROCEDURES

                               SEPTEMBER 17, 2003

            Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies included within the MFS Family of Funds (the "MFS Funds").

            These policies and procedures include:

            A.    Voting Guidelines;

            B.    Administrative Procedures;

            C.    Monitoring System;

            D.    Records Retention; and

            E.    Reports.

A.    VOTING GUIDELINES

      1.    GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

            MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

            MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the guiding principle that all votes made by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, which are set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion to vote these items in accordance with this guiding

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

      principle. These underlying guidelines are simply that - guidelines. Each proxy item is considered on a case-by-case basis, in light of all relevant facts and circumstances, and there may be instances in which MFS may vote proxies in a manner different from these guidelines.

            As a general matter, MFS maintains a consistent voting position with respect to similar proxy proposals made by various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to the different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS' clients.

            From time to time, MFS receives comments on these guidelines and regarding particular voting issues from its clients. Those comments are reviewed and considered periodically, and these guidelines are reviewed each year with MFS Equity Research Department management, the MFS Proxy Review Group and the MFS Proxy Consultant and are revised as appropriate.

            These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. MFS shall be mindful of any and all potential material conflicts of interest that could arise in the voting of these proxies, shall identify, analyze, document and report on any such potential conflicts, and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting on all potential conflicts of interest.

      2. MFS' POLICY ON SPECIFIC ISSUES

            NON-SALARY COMPENSATION PROGRAMS

            Managements have become increasingly creative and generous with compensation programs involving common stock. The original stock option plans, which called for the optionee to pay the money to exercise the option, are now embellished with no risk benefits such as stock appreciation rights, the use of unexercised options to "buy" stock, and restricted stock at bargain prices.

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

            Stock option plans are supposed to reward results rather than tenure, so the use of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold.

            MFS votes against option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of restricted stock at deep discounts to fair market value. MFS generally votes against stock option plans that involve stock appreciation rights or the use of unexercised options to "buy" stock.

            MFS opposes plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%.

            MFS votes in favor of stock option plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option plans for employees. Stock option plans that include options for consultants and other third parties not involved in the management of the company generally are opposed by MFS.

            "GOLDEN PARACHUTES"

            From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of any severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain percentage of such officer's annual compensation. When put to a vote, MFS votes against very large golden parachutes.

            ANTI-TAKEOVER MEASURES

            In general, MFS votes against any measure that inhibits capital appreciation in a stock, including a possible takeover and any proposal that protects management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to board classification and super-majority requirements.

            REINCORPORATION AND REORGANIZATION PROPOSALS

            When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management

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

      proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

            DILUTION

            There are many reasons for issuance of stock and most are legitimate. As noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

            CONFIDENTIAL VOTING

            MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

            INDEPENDENCE OF BOARDS OF DIRECTORS AND COMMITTEES THEREOF

            While MFS acknowledges the potential benefits of a company's inclusion of directors who are "independent" from management, MFS generally opposes shareholder proposals that would require that a majority (or a "super-majority") of a company's board be comprised of "independent" directors. Such proposals could inappropriately reduce a company's ability to engage in certain types of transactions, could result in the exclusion of talented directors who are not deemed "independent", or could result in the unnecessary addition of additional "independent" directors to a company's board. However, in view of the special role and responsibilities of various committees of a board of directors, MFS supports proposals that would require that the Audit, Nominating and Compensation Committees be comprised entirely of directors who are deemed "independent" of the company.

            INDEPENDENT AUDITORS

            Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of any non-audit services (unless approved in advance by the full board) whereas other proposals would cap non-audit fees so that such fees do not exceed a certain percentage of the audit fees. MFS supports such shareholder proposals that would cap non-audit fees at an amount deemed to be not excessive.

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

            BEST PRACTICES STANDARDS

            Best practices standards are rapidly evolving in the corporate governance areas as a result of recent corporate failures, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these changes. However, many issuers are not publicly registered, are not subject to these enhanced listing standards or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that -- within the circumstances of the environment within which the issuers operate - the proposal is consistent with the best long-term economic interests of our clients.

            FOREIGN ISSUERS - SHARE BLOCKING

            In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.

            SOCIAL ISSUES

            There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to report on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business,

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

      including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

            The laws of various states may regulate how the interests of certain clients subject to those laws are voted. For example, the General Laws of The Commonwealth of Massachusetts prohibit the investment of state funds, including retirement system assets, in the following types of investments:
      (i) financial institutions which directly or through any subsidiary have outstanding loans to any individual or corporation engaged in manufacturing, distribution or sale of firearms, munitions, rubber or plastic bullets, tear gas, armored vehicles or military aircraft for use or deployment in any activity in Northern Ireland; or (ii) any stocks, securities or obligations of any company so engaged.

            Because of these statutory restrictions, it is necessary when voting proxies for securities held in Massachusetts public pension accounts to support the purpose of this legislation. Thus, on issues relating to these or similar state law questions, it may be necessary to cast ballots differently for these portfolios than MFS might normally do for other accounts.

B.    ADMINISTRATIVE PROCEDURES

      1.    MFS PROXY REVIEW GROUP

            The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

            a. Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

            b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

            c. Considers special proxy issues as they may arise from time to time.

            The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

      2.    POTENTIAL CONFLICTS OF INTEREST

            The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with

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

      the voting of proxies on behalf of MFS' clients. Any attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these responsibilities.

            In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these policies and guidelines, or
      (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

            a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

            b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

            c. If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

            d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests.

            The MFS Proxy Review Group is responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated as necessary, but no less frequently than quarterly.

      3.    GATHERING PROXIES

            Nearly all proxies received by MFS originate at Automatic Data Processing Corp. ("ADP"). ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. Each client's custodian is responsible for

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

      forwarding all proxy solicitation materials to MFS (except in the case of certain institutional clients for which MFS does not vote proxies). This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, and proxy statements, the issuer's explanation of the items to be voted upon.

            MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group and most proxies can be voted electronically. In addition to receiving the hard copies of materials relating to meetings of shareholders of issuers whose securities are held by the Funds and/or clients, the ballots and proxy statements can be printed from the Proxy Administrator's system and forwarded for review.

      4.    ANALYZING PROXIES

            After input into the Proxy Administrator system, proxies which are deemed to be completely routine (e.g., those involving only uncontested elections of directors, appointments of auditors, and/or employee stock purchase plans)(1) are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. Proxies that pertain only to merger and acquisition proposals are forwarded initially to an appropriate MFS portfolio manager or research analyst for his or her recommendation. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.(2)

--------------------------
(1) Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, there is an expanded list of items that are deemed routine (and therefore automatically voted in favor) for foreign issuers, including the following: (i) receiving financial statements or other reports from the board;
(ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) the discharge of management and supervisory boards; and (v) approval of share repurchase programs.

(2) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group will determine the vote in what MFS believes to be the best long-term economic interests of its clients.

73863

            Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under "Voting Guidelines," and all other relevant materials. His or her recommendation as to how each proxy proposal should be voted is indicated on copies of proxy cards, including his or her rationale on significant items. These cards are then forwarded to the MFS Proxy Review Group.

            As a general matter, portfolio managers and investment analysts are consulted and involved in developing MFS' substantive proxy voting guidelines, but have little or no involvement in or knowledge of proxy proposals or voting positions taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize or remove the potential that proxy solicitors, issuers, and third parties might attempt to exert influence on the vote or might create a conflict of interest that is not in what MFS believes to be the best long-term economic interests of our clients. In limited, specific instances (e.g., mergers), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. The MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

            As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be examined, explained and reported in accordance with the procedures set forth in these policies.

      5.    VOTING PROXIES

            After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

C.    MONITORING SYSTEM

            It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients

73863
      who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

            When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.    RECORDS RETENTION

            MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for a period of six years. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained for six years.

E.    REPORTS

            MFS FUNDS

            Periodically, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a listing of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

            ALL MFS ADVISORY CLIENTS

73863

            At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

            Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

73863

                         [Fund Asset Management, L.P.]





                       Merrill Lynch Investment Managers

                             Proxy Voting Guidelines

                                      as of
                                February 19, 2003

                    [MERRILL LYNCH INVESTMENT MANAGERS LOGO]

                                Table of Contents

                                                                       Page
                                                                       ----
Introduction...................................................         2
Scope of Committee Responsibilities............................         4
Committee Membership...........................................         6
Special Circumstances..........................................         7
Voting Policies................................................        10
         Boards of Directors...................................        11
         Auditors..............................................        13
         Compensation and Benefits.............................        14
         Capital Structure.....................................        15
         Corporate Charter and By-Laws.........................        16
         Corporate Meetings....................................        17
         Environmental and Social Issues.......................        18

                          FUND ASSET MANAGEMENT, L.P.

         Merrill Lynch Investment Managers, L.P., Fund Asset Management, L.P. and Merrill Lynch Investment Managers LLC (collectively, "MLIM") are each U.S. investment advisers,(1) registered with the U.S. Securities and Exchange Commission, that serve as the investment manager for mutual funds, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belong to the clients, and certain clients of MLIM have retained the right to vote such proxies in general or in specific circumstances.(2) Other clients, however, have delegated to MLIM the right to vote proxies for securities held in their accounts as part of MLIM's authority to manage, acquire and dispose of account assets.

         When MLIM votes proxies for a client that has delegated to MLIM proxy voting authority, it acts as the client's agent. Under the U.S. Investment Advisers Act of 1940, an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client's behalf, including proxy voting. MLIM is therefore subject to a fiduciary duty to vote proxies in a manner MLIM believes is consistent with the client's best interests,(3) whether or not the client's proxy voting is subject to the fiduciary standards of the Employee Retirement Securities Act of 1974 ("ERISA").(4) When voting proxies for client accounts (including mutual funds), MLIM's primary objective is to make voting decisions solely in the best interests of clients and ERISA clients' plan beneficiaries and participants. In fulfilling its obligations to clients, MLIM will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.(5) It is imperative to MLIM's integrity and reputation that it considers the interests of its clients, and not the interests of Merrill Lynch, when voting proxies.(6)

---------------------
(1) These policies do not apply to MLIM's non-U.S. affiliates.

(2) In certain situations, a client may direct MLIM to vote in accordance with the client's proxy voting policies. In these situations, MLIM will seek to comply with such policies to the extent it would not be inconsistent with other MLIM legal responsibilities.

(3) Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).

(4) DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2

(5) Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While MLIM is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a MLIM client desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through MLIM as investment adviser, MLIM encourages such clients to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than MLIM.

(6) Proxy voting decisions, like other investment matters, are covered by MLIM's "Policies and Procedures Concerning Communications Between Merrill Lynch Investment Managers Companies and Merrill Lynch Investment Banking, Trading and Research Areas" (MLIM's "Ethical Wall" policies). One of the principal

         In light of such fiduciary duties, and given the complexity of the issues that may be raised in connection with proxy votes, MLIM has formed a Proxy Voting Committee (the "Committee") to address proxy voting issues on behalf of MLIM.

-------------------------
purposes of the Ethical Wall is to prohibit communications intended to place unusual pressure on a portfolio manager or analyst at MLIM to favor the interests of Merrill Lynch's investment banking clients over the interests of MLIM's investment advisory clients. To that end, as described herein, all proxy voting decisions will be made under the supervision of MLIM's Proxy Voting Committee, which will include representatives of MLIM management and MLIM's Legal Advisory Department. No MLIM employee may discuss pending corporate governance issues relating to securities held by MLIM clients with other Merrill Lynch employees if such discussions would violate MLIM's Ethical Wall policies. Any communication relating to corporate governance matters that a MLIM employee reasonably believes could constitute a violation of such policies should immediately be reported to the Secretary of the Proxy Voting Committee and/or MLIM"s Director of Compliance or General Counsel.

I.                Scope of Committee Responsibilities

         The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all MLIM clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted influences. The Committee shall also oversee the overall administration of proxy voting for MLIM accounts.(7)

         The Committee shall establish MLIM's proxy voting policies, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties.(8) As it is anticipated that there will not be a "right" way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting policies will be applied to specific proxy votes, in light of each company's unique structure, management, strategic options and probable economic consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its stated policies.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee will not adopt a voting policy. MLIM believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may adopt a common MLIM position on proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).(9)

         While it is expected that MLIM, as a fiduciary, will generally seek to vote proxies in a uniform manner for all clients, the Committee, in conjunction with the portfolio

--------------------------
(7) The Committee may delegate day-to-day administrative responsibilities to other MLIM personnel and/or outside service providers, as appropriate.

(8) If invited to do so by the Proxy Voting Committee, Merrill Lynch personnel from investment banking, trading, retail brokerage and research areas ("Affiliate Personnel") may present their views to MLIM's Proxy Voting Committee on proxy voting issues on which they have expertise to the same extent as other outside parties invited to present to the Proxy Voting Committee. Affiliated Personnel, however, may not serve as members of the Proxy Voting Committee or be allowed to participate in its decision making (other than as presenters).

(9) The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a MLIM client as issuer. Where a material issue is involved and the issuer is a client of MLIM, the Committee shall determine, in its discretion, whether, for the purposes of ensuring that an independent determination is reached, to retain sole discretion to cast a vote for MLIM clients.

manager of an account, may determine that the specific circumstances of such account require that such account's proxies be voted differently due to such account's investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, MLIM believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their clients, on how best to maximize economic value in respect of a particular investment.

         The Committee will be responsible for documenting the basis for (a) any determination to vote a particular proxy in a manner contrary to its stated policies, (b) any determination to vote a particular proxy in a non-uniform manner, and (c) any other material determination made by the Committee, as well as for ensuring the maintenance of records of each proxy vote.(10) All determinations will be made, and all records maintained, in accordance with the proxy voting standards of ERISA (notwithstanding that ERISA may not apply to all client accounts). Except as may be required by such standards or other applicable legal requirements, or as otherwise set forth herein, the determinations and records of the Committee shall be treated as proprietary, nonpublic and confidential.

         The Committee shall be assisted by other MLIM personnel, as may be appropriate. In particular, the Committee has delegated to the "Middle Office" unit of MLIM Operations responsibility for monitoring corporate actions and ensuring that proxy votes are submitted in a timely fashion. The Middle Office unit of MLIM Operations shall do this by interfacing between the Committee, on the one hand, and the custodians, accountants and other service providers to MLIM and its clients, on the other hand, to ensure that proxy voting issues are brought to the Committee's attention and the Committee's proxy voting decisions are appropriately disseminated and implemented.

         To assist MLIM in voting proxies, the Committee has also retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MLIM include in-depth research, voting recommendations, vote execution, and recordkeeping.

----------------------
(10) The Committee may delegate the actual maintenance of such records to an outside service provider. Currently, the Committee has delegated the maintenance of such records to Institutional Shareholder Services.

II.      Committee Membership

         The Committee will be chaired by the Chief Investment Officer of MLIM, who will be assisted by MLIM's Head of Active Equity Management or another senior MLIM investment professional. The Committee shall consist of portfolio managers and investment analysts appointed by them who are representative of the Active Equity, Private Investors and Quantitative Advisers divisions of MLIM, and such other personnel with investment or other relevant experience, as the Chief Investment Officer deems appropriate. No MLIM employee whose responsibilities relate primarily to Marketing or Sales may serve as a member of the Committee. Two members of MLIM's Legal Advisory Department will be non-voting members of the Committee, one of whom shall serve as the Committee's Secretary and principal legal counsel and the other of whom shall serve as Assistant Secretary.

         The Committee's membership shall be limited to full-time employees of MLIM. No person with any investment banking, trading, retail brokerage or research responsibilities for MLIM's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such a person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with MLIM).

III.     Special Circumstances

         SECURITIES ON LOAN. Many MLIM clients participate in securities lending programs, either through Merrill Lynch Global Securities Financing (MLIM's securities lending affiliate) or lending agents unaffiliated with MLIM (such as their custodian). Under most securities arrangements, securities on loan may not be voted by the lender (unless the loan is recalled).(11) MLIM believes that each client has a right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program, through its lending agent, that deals with any tension between loaning and voting securities in a manner that satisfies such client. If a client has determined to participate in a securities lending program, MLIM should therefore cooperate with the client's determination that securities lending is beneficial to the account and not attempt to seek recalls for the purpose of voting routine proxies. Consequently, it is MLIM's policy that, in the event that MLIM manages an account for a client that employs a lending agent unaffiliated with MLIM, MLIM will generally not seek to vote proxies relating to securities on loan. When MLIM manages an account for a client that employs Merrill Lynch Global Securities Financing as its lending agent, MLIM will also generally not seek to vote proxies relating to securities on loan UNLESS the MLIM portfolio manager responsible for the account has determined that voting the proxy is in the client's best interest and has requested Merrill Lynch Global Securities Financing to recall the security in timely manner, in accordance with MLIM's internal loan procedures in effect from time to time.

         VOTING PROXIES FOR FOREIGN COMPANIES. While the proxy voting process is well established in the United States, voting proxies of foreign companies frequently involves logistical issues which can affect MLIM's ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings,
(ii) restrictions on a foreigner's ability to exercise votes, (iii) requirements to vote proxies in person, (iv) "shareblocking" (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), (v) potential difficulties in translating the proxy, and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

         As a consequence, MLIM votes proxies of non-US companies only on a "best-efforts" basis. In addition, the Committee may determine that it is generally in the best interests of MLIM clients NOT to vote proxies of companies in certain countries if the Committee determines that the costs (including opportunity costs associated with shareblocking constraints) associated with exercising a vote outweighs the benefit the client will derive by voting on the company's proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from MLIM portfolio managers) may override such determination with respect to a particular company's

___________________________

(11) See, e.g., BMA Master Securities Loan Agreement, 1993 version, paragraph 6.

shareholder meeting if it believe the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case MLIM will seek to vote on a best-efforts basis.

         MLIM AFFILIATES. Where a material issue is involved and the issuer is an affiliate of MLIM, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of MLIM's clients.

         PROXIES RELATING TO MLIM CLIENTS. From time to time, MLIM may be required to vote proxies in respect of a company that is a money management client of MLIM (a "MLIM Client").(12) In such event, the following policies and procedures shall apply:

         - if circumstances permit,(13) the Secretary and Assistant Secretary of the Proxy Committee shall use best efforts to have clients of MLIM that hold MLIM Client securities in their accounts(14) informed of the potential conflict and their right to direct MLIM's vote, withdraw MLIM's voting authority and/or appoint an independent voting fiduciary, in respect of such holdings;

         - unless all clients of MLIM that hold MLIM Client securities direct MLIM's vote or withdraw MLIM's voting authority, the Secretary or Assistant Secretary of the Proxy Committee shall inform the Committee that a potential conflict exists;

         - if an issue that is material to the MLIM Client is involved and the MLIM Client is sufficiently important to MLIM that the Committee does not feel able to vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of MLIM's clients;

         - if the Committee does not retain an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the Chairman of the Proxy Committee with advice from the Secretary of the Proxy Committee, consisting solely of Committee members whose job responsibilities do not include contact with the MLIM Client and whose job evaluations would not be affected by MLIM's relationship with the MLIM Client (or failure to retain such relationship); and

         - the subcommittee shall determine whether to vote all proxies on behalf of MLIM's clients or, if the proxy matter is akin to an investment decision, to

_______________________________

(12) MLIM may also be required to vote proxies in respect of companies that are clients of MLIM's broker-dealer affiliates. MLIM may or may not be aware of the relationship in such cases. In either event, MLIM's Ethical Wall policies
(supra note 5) shall apply. In addition, in circumstances in which the client relationship is widely known to MLIM personnel and, in the opinion of the Secretary of the Proxy Committee, presents a potential material conflict, the Secretary of the Proxy Committee may advise the Committee to treat the client of an affiliated broker-dealer similarly to a MLIM client for purposes of the policies and procedures described herein.

(13) Circumstances may not permit MLIM to inform clients of a potential conflict for practical reasons (e.g., lack of time) or legal reasons (e.g., for example, if MLIM cannot communicate the nature of the conflict without also communicating nonpublic information).

(14) In the case of a mutual fund advised by MLIM, it shall be sufficient for MLIM to inform a representative of the Board of Directors in accordance with procedures adopted by the mutual fund from time to time.

         defer to MLIM portfolio managers, provided that, if the subcommittee determines to alter MLIM's normal voting policies or, on matters where MLIM's policy is case-by-case, does not follow the voting recommendation of ISS (or any other proxy voting service the Committee may employ for such purpose), no proxies relating to the MLIM Client may be voted unless the Secretary and/or Assistant Secretary of the Proxy Committee concurs that the subcommittee's determination is consistent with MLIM's fiduciary duties.

IV.      Voting Policies

         The Committee will analyze each proxy individually. The Committee has adopted the following voting guidelines, which represent the Committee's usual voting position on certain recurring proxy issues that do not involve unusual circumstances. With respect to any proxy issue, however, the Committee may vote differently than a voting guideline if the Committee determines that doing so is in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

         A.   BOARDS OF DIRECTORS

         These proposals concern those issues submitted to shareholders related to the composition of the Board of Directors. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies, to the extent the Committee deems relevant.

         The Committee's general policy is to vote:

#        VOTE AND DESCRIPTION

A.1 FOR nominees for director of United States companies in uncontested elections, except for nominees who

         - have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or company business

         -   voted to implement or renew a "dead-hand" poison pill

         - ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

         - fail to act on takeover offers where the majority of the shareholders have tendered their shares

         - are corporate insiders who serve of the Audit, Compensation or Nominating Committees or on a full Board that does not have such committees composed exclusively of independent directors

         - on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance.

A.2 FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees' poor records of representing shareholder interests, on a case-by-case basis

A.3      FOR proposals to declassify Boards of Directors

A.4      AGAINST proposals to classify Boards of Directors

A.5      AGAINST proposals supporting cumulative voting

A.6      FOR proposals eliminating cumulative voting

A.7      FOR proposals supporting confidential voting

A.8      FOR proposals seeking election of supervisory board members

A.9 AGAINST proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors

A.10     AGAINST proposals for term limits for directors

A.11     AGAINST proposals to establish a mandatory retirement age for directors

A.12 AGAINST proposals requiring directors to own a minimum amount of company stock

A.13 FOR proposals requiring a majority of independent directors on a Board of Directors

A.14 FOR proposals to allow a Board of Directors to delegate powers to a committee or committees.

A.15 FOR proposals to require Audit, Compensation and/or Nominating Committees of a Board of Directors to consist exclusively of independent directors

A.16 AGAINST proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer

A.17     FOR proposals to elect account inspectors

A.18 FOR proposals to fix the membership of a Board of Directors at a specified size

A.19 FOR proposals permitting shareholder ability to nominate directors directly

A.20 AGAINST proposals to eliminate shareholder ability to nominate directors directly

A.21 FOR proposals permitting shareholder ability to remove directors directly

A.22 AGAINST proposals to eliminate shareholder ability to remove directors directly

         B.       AUDITORS

         These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

         The Committee's general policy is to vote:

B.1      FOR approval of independent auditors, except for

         - auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed not to be independent

         - auditors who have rendered an opinion to any company which is either not consistent with best accounting practices or not indicative of the company's financial situation

         - on a case-by-case basis, auditors who provide a significant amount of non-audit services to the company

B.2      FOR proposal seeking authorization to fix the remuneration of auditors

B.3      FOR approving internal statutory auditors

         C.       COMPENSATION AND BENEFITS

         These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee opposes egregiously excessive compensation, but believes that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

         The Committee's general policy is to vote:

C.1 IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company's plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.

C.2      FOR proposals to eliminate retirement benefits for outside directors

C.3 AGAINST proposals to establish retirement benefits for outside directors

C.4 FOR proposals approving the remuneration of directors or of supervisory board members

C.5      AGAINST proposals to reprice stock options

C.6 FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend SPPs if the plan as amended applies to all employees.

C.7 FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years

C.8      AGAINST proposals seeking to pay outside directors only in stock

C.9 AGAINST proposals seeking further disclosure of executive pay for United States companies

         D.       CAPITAL STRUCTURE

         These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

         The Committee's general policy is to vote:

D.1 AGAINST proposals seeking authorization to issue shares without preemptive rights

D.2 FOR proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights

D.3      FOR proposals approving share repurchase programs

D.4      FOR proposals to split a company's stock

D.5 FOR proposals to denominate or authorize denomination of securities or other obligations or assets in Euros

         E.       CORPORATE CHARTER AND BY-LAWS

         These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws, principally for the purpose of adopting or redeeming "poison pills". As a general matter, the Committee opposes poison pill provisions.

         The Committee's general policy is to vote:

E.1      AGAINST proposals seeking to adopt a poison pill

E.2      FOR proposals seeking to redeem a poison pill

E.3 FOR proposals seeking to have poison pills submitted to shareholders for ratification

E.4      FOR proposals to change the company's name

         F.       CORPORATE MEETINGS

         These are routine proposals relating to various requests regarding the formalities of corporate meetings.

         The Committee's general policy is to vote:

F.1 AGAINST proposals that seek authority to act on "any other business that may arise"

F.2 FOR proposals designating two shareholders to keep minutes of the meeting

F.3 FOR proposals concerning accepting or approving financial statements and statutory reports

F.4 FOR proposals approving the discharge of management and the supervisory board

F.5      FOR proposals approving the allocation of income and the dividend

F.6 FOR proposals seeking authorization to file required documents/other formalities

F.7 FOR proposals to authorize the corporate board to ratify and execute approved resolutions

F.8      FOR proposals appointing inspectors of elections

F.9      FOR proposals electing a chair of the meeting

F.10 FOR proposals to permit "virtual" shareholder meetings over the Internet

F.11     AGAINST proposals to require rotating sites for shareholder meetings

         G.       ENVIRONMENTAL AND SOCIAL ISSUES

         These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

         The Committee's general policy is to vote:

G.1 AGAINST proposals seeking to have companies adopt international codes of conduct

G.2      AGAINST proposals seeking to have companies report on:

         -   environmental liabilities;

         -   bank lending policies;

         -   corporate political contributions or activities;

         -   alcohol advertising and efforts to discourage drinking by minors;

         -   costs and risk of doing business in any individual country;

         -   involvement in nuclear defense systems

G.3 AGAINST proposals requesting reports on Maquiladora operations or on CERES principles

G.4      AGAINST proposals seeking implementation of the CERES principles

                               Notice to Clients

         MLIM will make records of any proxy vote it has made on behalf of a client available to such client upon request.(15) MLIM will otherwise use its best efforts to treat proxy votes as confidential, except as may be necessary to effect such votes or as may be required by law.

         MLIM encourage clients with an interest in particular proxy voting issues to make their views known to MLIM, provided that, in the absence specific written direction from a client on how to vote that client's proxies, MLIM reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

         These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice. MLIM will, however, provide a revised copy of these policies promptly following any amendment to any current client who expresses an interest in receiving updates.

____________________________
(15) Such request may be addressed to the client's portfolio or relationship manager or addressed in writing to Secretary, MLIM Proxy Committee, Legal Advisory Department, Merrill Lynch Investment Managers, 800 Scudders Mill Road, Plainsboro, NJ 08536.

                     [MFC GLOBAL INVESTMENT MANAGEMENT LOGO]

                        MFC GLOBAL INVESTMENT MANAGEMENT
                                (U.S.A.) LIMITED

                               PROXY VOTING POLICY

================================================================================

                                                             ISSUED: AUGUST 2003

PROXY VOTING POLICY

MFC Global Investment Management (U.S.A.) Limited ("MFC-GIM(USA)") manages money on behalf of, or provide investment advice to, clients.

Arising out of these relationships, MFC-GIM(USA) has a fiduciary duty to exercise care, diligence and skill in the administration and management of these funds that any person, familiar with the matters, would exercise under similar circumstances in managing the property of another person.

In addition to its fiduciary duty, MFC-GIM (USA) must also comply with the proxy requirements of Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended from time to time ("Advisers Act") and any other law which governs the exercise of voting rights by an investment adviser.

A proxy is a shareholder's right to vote that has been delegated to professionals who manage their investments. (Note: clients have the unqualified right to rescind the permission given to us to vote proxies on their behalf.) The right to vote is an asset, as a company's shareholders have the power to influence the management of a corporation and it is our fiduciary obligation to ensure that these rights are voted, if clients request us to do so in writing, such that they optimize the long-term value of the investment portfolios.

FIDUCIARY DUTY GUIDELINE REQUIREMENTS

When voting proxies, fiduciaries have an obligation to do so in an informed and responsible manner. There is a duty of loyalty. Records of voting should be maintained by retaining copies of proxies and any supporting documentation for non-routine issues. As an investment management company, the obligation of fiduciaries is to vote proxies in the best interest of the clients or beneficiaries.

OUR POLICY

A proxy vote should be cast on behalf of each client holding the security in question. The decision on how to vote is made by the responsible Portfolio Manager, or another person or persons to whom such responsibility has been delegated by the portfolio manager, on behalf of the client. Such a person may include a proxy committee or a proxy voting service. See "Proxy Committee" and "Proxy Service" below.

When voting proxies, the following standards apply:

    - The Portfolio Manager will vote based on what they believe to be in the best interest of the client and in accordance with the client's investment guidelines.

    - Each voting decision should be made independently. The portfolio manager may enlist the services of reputable professionals and/or proxy evaluation services, such as Institutional Shareholder Services ("ISS") (see "Proxy Service" below),

                                     2 of 5                Version November 2002

PROXY VOTING POLICY

         whether inside or outside the organization, to assist with the analysis of voting issues and/or to carry out the actual voting process. However, the ultimate decisions as to how to cast a vote will always rest with the Portfolio Manager, or any Proxy Committee which may be formed to deal with voting matters from time to time See "Proxy Committees" below.

    - Investment guidelines/contracts should outline how voting matters will be treated, and clients should be otherwise notified of voting procedures from time to time in accordance with any applicable legislative requirements.

    - The quality of a company's management is a key consideration factor in the Portfolio Manager's investment decision, and a good management team is presumed to act in the best interests of the company. Therefore, in general, MFC-GIM(USA) will vote as recommended by a company's management, except in situations where the Portfolio Manager believes this is not in the best interests of clients.

    - As a general principle, voting should be consistent among portfolios having the same mandates, subject to the client's preferences and the Conflict Procedures set out below.

We will reasonably consider specific voting instruction requests made to us by clients.

PROXY SERVICES

Each portfolio manager is responsible for the voting of securities in the portfolio managed by them. In order to assist in voting securities, MFC-GIM
(USA) may from time to time delegate certain proxy advisory and voting services to a third party proxy service provider.

MFC-GIM (USA) has currently delegated administrative duties has delegated certain duties to ISS. ISS specializes in the proxy voting and corporate governance area and provides a variety of proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance. While each portfolio manager may rely on ISS's research and recommendations in casting votes, each portfolio manager may deviate from any recommendation provided from ISS on general policy issues or specific proxy proposals in accordance with any MFC-GIM (USA) proxy policies and procedures which may be in effect from time to time. See "Proxy Committees" below.

MFC-GIM (USA) may retain other proxy voting services in place of, or in addition to, ISS from time to time without further notice to clients.

PROXY COMMITTEES

MFC-GIM (USA) may determine to form a committee (a "Proxy Committee") to review from time to time proxy voting issues which arise generally or with respect to a specific vote.

                                     3 of 5                Version November 2002

PROXY VOTING POLICY

In such cases, the head of the Equities Desk or the head of the Fixed Income Desk may appoint one or more persons as a Proxy Committee to review certain issues. One or more of such committees may be created on a permanent or temporary basis from time to time.

The desk head creating such committee will set the terms of reference and the procedures under which the committee will operate from time to time. The desk head shall ensure that adequate records of the committee's deliberations and recommendations are kept in accordance with this Policy and applicable law, if any. See "Documentation and Client Notification Requirements" below.

CONFLICTS PROCEDURES

         MFC-GIM (USA) is required to monitor and resolve possible material conflicts between the interests of MFC-GIM (USA) and the interests of clients who have instructed MFC-GIM (USA) to vote securities held in their portfolios. MFC-GIM (USA) is affiliated with both Manulife Financial Corporation ("MFC") and The Manufacturers Life Insurance Company ("MLI"). Conflicts may arise, for example, if a proxy vote is required on matters involving those companies, or other issuers in which either of them has a substantial equity interest.

         Anyone within MFC-GIM (USA) who becomes aware of a potential conflict shall notify the appropriate desk head as well as the Legal and Compliance department. If it is determined that a potential conflict does exist, a Proxy Committee shall be appointed to consider the issue.

         In addition to the procedures set out above concerning Proxy Committees, any Proxy Committee which considers a conflict issue shall appoint a member of the Legal and Compliance Team as a voting member of the Committee. Persons who are officers of the issuer involved in the matter may participate in the Committee's deliberations, but shall not be entitled to vote as a member of the Committee.

         The Proxy Committee shall then consider the issue involved and shall be free to make any decision it concludes is reasonable, however, generally, the following guidelines shall apply:

                  (i) if the matter involves MFC or MLI directly, MFC-GIM(USA) shall abstain from voting;

                  (ii) if the matter involves another issuer, or if a client has previously provided instructions that MFC-GIM
                           (USA) may not abstain from voting, the Committee shall determine a voting recommendation.

                  (iii) The Committee need not determine to vote each client portfolio the same way on a given matter, depending on the interests of the particular client involved.

Documentation and Client Notification Requirements

                                     4 of 5                Version November 2002

PROXY VOTING POLICY

The Portfolio Manager should retain, or arrange to be retained in an accessible format from a proxy service or other source, voting records for each portfolio that held the security.

These should include all records required by applicable law from time to time, such as

         (i) proxy voting procedures and policies, and all amendments thereto;

         (ii)     all proxy statements received regarding client securities;

         (iii)    a record of all votes cast on behalf of clients;

         (iv)     records of all client requests for proxy voting information;

         (v) any documents prepared by the portfolio manager or a Proxy Committee that were material to making a decision how to vote or that memorialized the basis for the decision;

         (vi) all records relating to requests made to clients regarding conflicts of interest in voting; and

         (vii) any other material required by law to be kept from time to time, shall be retained by MFC-GIM(USA) or shall be accessible from an appropriate service provider or other source.

MFC-GIM(USA) shall describe to clients, or provide a copy of, it's proxy voting policies and procedures and shall also advise clients how they may obtain information on how securities were voted in their portfolio.

                                     5 of 5                Version November 2002

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                                  PROXY VOTING
                              POLICY AND PROCEDURES

A.       POLICY STATEMENT

Introduction - This section sets forth Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients for whom Morgan Stanley Advisors Inc., Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, and Morgan Stanley Investments LLP, (each an "MSIM Affiliate" and collectively the "MSIM Affiliates") provide discretionary Investment Management services and for whom an MSIM Affiliate has the explicit authority to vote their proxies. The policy and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues.

Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. An MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has explicitly reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not provide for the MSIM Affiliate to vote proxies. (Note: the standard Investment Management Agreements provide that each MSIM Affiliate will vote proxies). When voting proxies for client accounts, the MSIM Affiliates' primary objective is to make voting decisions solely in the best interests of clients and ERISA clients' plan beneficiaries and participants. In fulfilling its obligations to clients, each MSIM Affiliate will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts. In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate generally seeks to comply with such policy to the extent it would not be inconsistent with ERISA or the fiduciary responsibility of the MSIM Affiliate.

Department of Labor - With respect to the voting of proxies relating to securities held in an ERISA account, the Department of Labor has made it clear that a voting policy must be in place for recurring issues and that nonroutine issues must be addressed by consistent criteria. However, the Department of Labor has stated that specific analysis on the issues of each proxy must still be performed. Distinctly identifying issues on an issuer's proxy ballot and having a method to track recurring and nonroutine issues are an important part of the process.

Institutional Shareholder Services - To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") has been retained as an expert in the proxy voting and corporate governance area. ISS is an independent investment adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting, and recordkeeping.

Voting Proxies for Foreign Companies - While the proxy voting process is well established in the United States with a number of tools and services available to assist an investment manager, voting proxies of foreign companies may involve a number of logistical problems that may have a detrimental effect on a MSIM Affiliate's ability to vote such proxies. The logistical problems include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely and/or inadequate notice of shareholder meetings, (iii) restrictions on a foreigner's ability to exercise votes, (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions.

While ISS has been retained to provide assistance to the MSIM Affiliates in voting their clients' foreign proxies, such proxies are voted on a best-efforts basis given the above-mentioned logistical problems. Additionally, each MSIM Affiliate may conduct a cost-benefit analysis in determining whether to attempt to vote its clients' shares at a foreign company's meeting, whereby if it is determined that the cost associated with the attempt to exercise its vote outweighs the benefit the MSIM Affiliate believes its clients will derive by voting on the company's proposal, the MSIM Affiliate may decide not to attempt to vote at the meeting.

GENERAL PROXY VOTING GUIDELINES

It is the policy of the MSIM Affiliates in voting proxies to consider and vote each proposal with the objective of maximizing long-term investment returns for our clients.

To ensure consistency in voting proxies on behalf of its clients, the MSIM Affiliates utilize the proxy voting guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates may, however, vote in a manner that is contrary to the following general guidelines if it believes that they would be in their clients' best interest to do so.

GUIDELINES

I.       MANAGEMENT PROPOSALS:

         A. When voting on routine ballot items, certain management sponsored proposals are generally voted in support of management. These items include:

                  -        Selection or ratification of auditors

                  - Approval of financial statements, director and auditor reports

                  -        Election of Directors

                  - Limiting Directors' liability and broadening indemnification of Directors

                  - Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors

                  - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors

                  - Recommendations to set retirement ages or require specific levels of stock ownership by Directors

                  -        General updating/corrective amendments to the charter

                  -        Elimination of cumulative voting

                  -        Elimination of preemptive rights

                  - Provisions for confidential voting and independent tabulation of voting results

                  - Proposals related to the conduct of the annual meeting except those proposals which relate to the "transaction of such other business which may come before the meeting

         A. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management:

                  Capitalization changes

                  - Capitalization changes which eliminate other classes of stock and voting rights

                  - Proposals to increase the authorization of existing classes of stock if a clear and legitimate business purpose is stated and the number of shares requested is reasonable in relation to the purpose for which authorization is requested

                  - Proposals to increase the authorization of existing classes of stock that do not exceed a 100% increase of shares authorized provided that at least 30% of the new authorization will be outstanding

                  - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders

                  - Proposals for share repurchase plans, unless it appears that a repurchase plan lacks a bona fide business purpose

                  - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock, provided such proposals have a legitimate business purpose

                  - Proposals to effect stock splits unless such a split would be contrary to shareholders' best interests

                  - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount of the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase coincides with the proxy guidelines for common stock increases

                  Compensation

                  - Award Director fees unless the amounts are excessive relative to other companies in the country or industry

                  - Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees

                  - Establishment of Employee Stock Option Plans and other employee ownership plans

         Anti-Takeover Proposals

                  - Modify or rescind existing supermajority vote requirements to amend the charters or bylaws

                  - Adoption of anti-greenmail provisions provided that the proposal (a) defines greenmail, (b) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders, and (c) contains no anti-takeover measures or other provisions restricting the rights of shareholders

                  -        Ratification of poison pills

         A. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against, notwithstanding management support:

                  - Capitalization changes which add classes of stock which substantially dilute the voting interests of existing shareholders

                  - Proposals to increase the authorized number of shares of existing classes of stock which carry preemptive rights or supervoting rights

                  -        Creation of blank check preferred stock

                  - Changes in capitalization by 100% or more where management does not offer an appropriate rationale or that are contrary to the best interests of existing shareholders

                  - Compensation proposals that allow for discounted stock options which have not been offered to employees in general

                  - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered

                  - Anti-takeover and related provision that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers

                  - Shareholders rights plans which allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding

                  - Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions

                  -        Proposals to indemnify auditors

         D. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted on a case-by-case basis:

                  Corporate Transactions

                  - Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. For all cases, the ISS analysis will be used along with the internal company-specific knowledge and expertise within the MSIM Affiliates

                  - Executive/Director stock option plans. Generally, the stock option plans should meet the following criteria:

                  (i)      Whether the stock option plan is incentive based;

                  (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

                  (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

II.      SHAREHOLDER PROPOSALS:

         A.       The following shareholder proposals are generally supported:

                  - Requiring Auditors to attend the annual meeting of shareholders

                  - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors

         A. The following shareholder proposals are handled on a case by case basis:

         -        Proposals which limit tenure of directors

         -        Proposals to limit golden parachutes

         - Proposals requiring directors to own large amounts of stock to be eligible for election

         -        Restoring cumulative voting in the election of directors

         - Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors

         - Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders

         - Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact to the shareholders

         - Proposals which require inappropriate endorsements or corporate actions

         - Proposals which request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

         - Proposals which limit retirement benefits or executive compensation.

         -        Requiring shareholder approval for Bylaw or charter amendments

         - Requiring shareholder approval for shareholder rights plan or poison pill

         -        Requiring shareholder approval of golden parachutes

         -        Confidential voting

         -        Elimination of certain anti-takeover related provisions

         -        Reduction or elimination of supermajority vote requirements

         -        Prohibit payment of greenmail

B.       OPERATING PROCEDURES

Once a MSIM Affiliate has determined that it has the responsibility for voting a client's proxies, the MSIM Affiliate must vote the appropriate number of shares it is entitled to vote and maintain records indicating the manner in which it exercised its voting authority. In this regard, the following procedures are intended to ensure that each MSIM Affiliate satisfies its proxy voting obligations:

1) The Compliance Department at each MSIM Affiliate is responsible for identifying the clients for whom the MSIM Affiliate is required to vote proxies.

2) The Compliance Department or Corporate Actions Department (depending upon location of the MSIM Affiliate) will notify ISS of all new client accounts that have delegated proxy voting authorization to each MSIM Affiliate. In addition, the Compliance Department/Corporate Actions Department will notify ISS of any changes to existing client accounts. Compliance/Corporate Actions will provide all necessary information to ISS in order to facilitate ISS tracking the clients' proxy statements and ballots, reconciling the share amounts reflected on the proxy ballot with clients' account holdings, to electronically vote such ballots, and maintaining the required records which detail the manner in which ISS has voted the MSIM Affiliate clients' proxies.

3) ISS will reconcile the share amounts reflected on the proxy ballot to the "electronic client holdings list", that is sent by each MSIM Affiliate on a bi-weekly basis, to ensure it has received the correct number of shares that MSIM Affiliates are entitled to vote. If there appears to be a material discrepancy, ISS will notify the Compliance Department/Corporate Actions Department who will then internally confirm the account's total number of eligible shares. If the ballot is incorrect, ISS will contact the account's Custodian, Automatic Data Processing ("ADP") or the Transfer Agent to request a missing ballot or a corrected ballot that includes the missing number of shares that are eligible to vote.

4) Once ISS has reconciled the votable share amounts, it will electronically vote the proxy ballots in accordance with the MSIM Proxy Policy. Proxies generally will be voted one to two weeks prior to the meeting date. Any votes that override the MSIM Proxy Policy must be received by ISS no later than five days prior to the meeting date.

5) Proxy issues not addressed in the MSIM Proxy Policy or that ISS is unable to provide a recommendation with respect to, will be forwarded to the Compliance Department as soon as possible to ensure a timely turnaround of the proxy. The Compliance Department will forward the proxy to the appropriate Portfolio Manager(s) who is responsible for the investment. In coordination with senior management and the Compliance Department, the proxy proposal(s) will be discussed in order to determine the appropriate manner in which to vote on such proposal(s).

6) The Compliance Department is responsible for notifying the appropriate Portfolio Manager(s) on a weekly basis, of ISS recommendations on all non-routine proposals as well as upcoming special or extraordinary meetings. If no response is received from the Portfolio Manager(s), then the vote will be cast in accordance with the recommendation of ISS. The Portfolio Manager(s) will decide whether to accept or override the ISS recommendations. If the Portfolio Manager(s) wishes to override, the portfolio manager shall submit the request in writing and the CIO, or the CIO's designee, and the Compliance Department will review the proposed vote to determine if it is consistent with the standards set forth herein.

7) Where the same security is held by two or more client accounts which are managed by different portfolio managers, or which are subject to client-specific voting policies, and the vote on any matter for one client account differs from the vote for another client account, the Compliance Department/Corporate Actions Department shall promptly notify the portfolio managers who may wish to confer and reconsider their opposing votes. If the portfolio managers believe that their respective opposing votes are appropriate in view of the investment objectives and strategies of their respective client account, the Compliance Department/Corporate Actions Department shall request that the portfolio managers obtain written approval for their opposing votes from MSIM CIO, or his designee, who shall either approve the opposing votes or cast the same vote on behalf of the client accounts concerned.

8) Portfolio Managers are responsible for informing the Compliance Department/Corporate Actions Department if they become aware of situations where Morgan Stanley & Co. is advising a company on a particular corporate action. Portfolio Managers must inform the Compliance Department/Corporate Actions Department of such situations due to a potential conflict of interest relating to the manner in which a MSIM Affiliate will vote. Such matters will be addressed by Senior Management and the Compliance Department.

9) ISS will maintain a record of the manner in which it exercised its voting discretion and forward a summary report to the Compliance Department/Corporate Actions Department. This report shall include the name of the MSDW Investment Management client account, issuer name, CUSIP number, record date, meeting date, shares voted, proxy proposals, management recommendations, and votes cast. The Compliance Department/Corporate Actions Department will maintain this report for a period of at least six years.

10) The Compliance Department/Corporate Actions Department will be responsible for responding to client requests for a proxy voting record that identifies the manner in which each MSIM Affiliate voted such clients' proxies.

* * *

                              PROXY VOTING POLICIES
                                 AND PROCEDURES

                            MUNDER CAPITAL MANAGEMENT

                                THE MUNDER FUNDS*

I       INTRODUCTION .........................................................    3

II      GENERAL PRINCIPLE.....................................................    3

III     THE PROXY COMMITTEE...................................................    4

IV      ERISA FIDUCIARY DUTIES AND PROXY VOTING...............................    4

V       PROCESS...............................................................    4

    A.       ROUTINE CORPORATE ADMINISTRATIVE ITEMS...........................    5
    B.       SPECIAL INTEREST ISSUES..........................................    6
    C.       ISSUES HAVING THE POTENTIAL FOR MAJOR ECONOMIC IMPACT............    7
        1.        Executive Compensation Plans................................    7
        2.        Prevention of Greenmail ....................................    8
        3.        Cumulative Voting of Directors..............................    8
        4.        Super-Majority Provisions...................................    8
        5.        Fair Price Provisions.......................................    8
        6.        Defensive Strategies........................................    9
        7.        Business Combinations or Restructuring .....................    6
    D.       REVIEW OF ISS RECOMMENDATIONS....................................    9
    E.       OVERRIDING ISS RECOMMENDATIONS .................................    10

VI      DISCLOSURE OF VOTE....................................................   13

    A.       PUBLIC AND CLIENT DISCLOSURES....................................   13
    B.       MUTUAL FUND BOARD OF DIRECTORS..................................    13

VII     RECONCILIATION........................................................   13

VIII    RECORDKEEPING.........................................................   13

* The term "Munder Funds" shall include, and these Proxy Voting Policies and Procedures shall also be approved by the Board of Directors/Trustees of, and shall be applicable with respect to, Munder Series Trust, The Munder Funds, Inc. and The Munder @Vantage Fund, as well as The Munder Funds Trust and The Munder Framlington Funds Trust, unless and until each series of such investment companies is reorganized and redomiciled as a series of Munder Series Trust

                               (Revised 05/20/03)

                      PROXY VOTING POLICIES AND PROCEDURES

                           MUNDER CAPITAL MANAGEMENT

                               THE MUNDER FUNDS*

I        INTRODUCTION

         Munder Capital Management, including its index management division, World Asset Management (the "Advisor"), is an investment advisor registered under the Investment Advisers Act of 1940 (the "Advisers Act"). The Munder Funds are registered as investment companies pursuant to the Investment Company Act of 1940. Pursuant to the investment advisory agreements with respect to the Munder Funds, the Board of Directors/Trustees of the Munder Funds has delegated to the Advisor discretionary investment management authority with respect to the assets of the Munder Funds (which includes proxy voting authority) and directed that the Advisor implement these Policies and Procedures in exercising that authority, as applicable to the Munder Funds. Set forth below is the Advisor's policy on voting shares owned by advisory clients over which it has discretionary voting authority. These policies may be revised from time to time (but with respect to the Munder Funds, only with approval of the Board of Directors/Trustees of the Munder Funds).

II       GENERAL PRINCIPLE

         The Advisor has adopted and implements these Proxy Voting Policies and Procedures ("Policies and Procedures") as a means reasonably designed to ensure that the Advisor votes any proxy or other beneficial interest in an equity security over which the Advisor has discretionary proxy voting authority prudently and solely in the best interest of advisory clients and their beneficiaries considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

         The Advisor will accept directions from clients to vote their proxies in a manner that may result in their proxies being voted differently than we might vote proxies of other clients over which the Advisor has full discretionary authority. For example, some labor unions may instruct the Advisor to vote proxies for their accounts in accordance with the AFL-CIO Proxy Voting Standards, and religious

----------
* The term "Munder Funds" shall include, and these Proxy Voting Policies and Procedures shall also be approved by the Board of Directors/Trustees of, and shall be applicable with respect to, The Munder Series Trust and The Munder @Vantage Fund as well as The Munder Funds Trust, The Munder Funds, Inc., The Munder Framlington Funds Trust, and St. Clair Funds, Inc., unless and until each series of such investment companies is recognized and redomiciled as a series of Munder Series Trust institutions may instruct us to vote their proxies in a manner consistent with standards they establish. With respect to those clients desiring AFL-CIO Proxy Voting, the Advisor has retained Proxy Voter Services ("PVS"), a division of International Shareholder Services Inc. ("ISS"), to recommend how to vote such proxies. Similarly, ISS has worked with the Advisor to develop custom guidelines for certain religious organizations. These Policies and Procedures do not generally discuss PVS or other customized proxy voting guidelines, as the Advisor believes such guidelines are client selected guidelines. The Advisor will generally not override ISS's recommendations with respect to voting proxies for accounts subject to PVS and other custom guidelines absent further client direction or authorization.

III      THE PROXY COMMITTEE

         The members of the Proxy Committee are set forth on Exhibit A. The Proxy Committee has authorized and approved these Policies and Procedures. The Proxy Committee meets as needed to administer the Advisor's proxy review and voting process and revise and update these Policies and Procedures as new issues arise. In instances of business combinations, such as proposed mergers or similar corporate actions, the Proxy Committee or its delegates also may consult with the applicable portfolio manager or portfolio management team of the accounts holding the relevant security to determine whether the business combination is in the best interest of the client. The Proxy Committee may cause the Advisor to retain one or more vendors to review, monitor and recommend how to vote proxies in client accounts in a manner consistent in all material respects with these Policies and Procedures and then ensure that such proxies are voted on a timely basis.

IV       ERISA FIDUCIARY DUTIES AND PROXY VOTING

         The voting of proxies on securities held in employee benefit plan investment portfolios is governed by the Employee Retirement Income Security Act of 1974 ("ERISA"). Accordingly, those who vote such proxies are subject to ERISA's fiduciary duty provisions. In general, an ERISA fiduciary who votes proxies has a duty of loyalty, a duty of prudence, a duty to comply with plan documents and a duty to avoid prohibited transactions. The Proxy Committee reasonably believes that these Policies and Procedures satisfy ERISA's fiduciary duty requirements generally and, in particular, the Department of Labor's 1994 interpretive bulletin discussing ERISA's fiduciary duty provisions in the proxy voting context. IB 94-2 (29 CFR Section 2509.94-2).

V        PROCESS

         In order to apply the general policy noted above in a timely and consistent manner, the Advisor has retained ISS to review proxies received by client accounts and recommend how to vote them. ISS has established voting guidelines that are consistent in all material respects with the policies and the process noted herein. A summary of ISS's general Proxy Voting Guidelines is attached hereto as Exhibit B. Furthermore, with respect to those clients that have directed the Advisor to follow ISS's

PVS Proxy Voting Policy Statement and Guidelines, a summary of such statement and guideline is attached hereto as Exhibit C. The PVS and other client-selected voting guidelines may result in votes that differ from votes cast pursuant to these Policies and Procedures. At least annually, the Proxy Committee will review ISS's general Proxy Voting Guidelines to confirm that they are consistent in all material respects with these Policies and Procedures.

         The Advisor will review selected ISS's recommendations at least monthly (as described in Subsection D below) as part of its fiduciary duty to ensure that it votes proxies in a manner consistent with the best interest of its clients. Recommendations are communicated through ISS's website. Absent a determination to override ISS's recommendation as provided elsewhere in these Policies and Procedures, client proxies will be voted in accordance with applicable ISS guidelines and recommendations. Because different client accounts may be voted in accordance with different guidelines, client accounts could be voted differently on the same matter. The Advisor has also retained ISS for its turnkey voting agent service to administer its proxy voting operation. As such, ISS is responsible for ensuring that all proxies are submitted in a timely manner.

         ISS will automatically vote all client proxies in accordance with its recommendations, unless the Advisor determines to override such recommendation. The criteria for reviewing ISS's recommendations are generally set forth in Subsections A - C below. As described below, in certain instances, the Advisor has determined that the nature of the issues raised by the proxy proposal together with the costs of reviewing ISS's recommendations with respect to a particular security outweigh the potential benefits to clients from the Advisor's review of ISS's advice and recommendations. In each instance where the Advisor does not separately review ISS's recommendations, the Advisor will always vote client proxies consistent with ISS's recommendations. In each instance where the Advisor does separately review ISS's recommendation, the Advisor may vote differently from ISS's recommendation, if, based upon the criteria set forth in Subsections A-C below, the Advisor determines that such vote is in clients' best interests (as described in Subsection E below).

         A.       ROUTINE CORPORATE ADMINISTRATIVE ITEMS

                  Philosophy: The Advisor generally is willing to vote with recommendations of management on matters of a routine administrative nature. The Advisor's position is that management should be allowed to make those decisions that are essential to the ongoing operation of the company and that are not expected to have a major economic impact on the corporation and its shareholders. Examples of issues on which the Advisor will normally vote with management's recommendation include:

                  1. appointment or election of auditors, unless the auditor is not independent or there is reason to believe that the auditor has rendered an opinion which is neither accurate nor fairly indicative of the corporation's financial position;

                  2. increases in authorized common or preferred shares (unless the amounts are excessive, the number of shares of a class of stock with superior voting rights is to be increased, or management intends to use the additional authorized shares to implement a takeover defense, in which case the Advisor will analyze the proposal on a case-by-case basis as set forth in section C below);

                  3.       directors' liability and indemnification; unless:

                           - the proposal would entirely eliminate directors' liability for violating the duty of care; or

                           - the proposal would expand coverage beyond mere reimbursement of legal expenses to acts such as negligence, that are more serious violations of fiduciary obligations;

                           provided, however, that the Advisor will ordinarily vote with management's recommendation to expand coverage in cases when a director's legal defense was unsuccessful if: (a) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the corporation; and (b) only the director's legal expenses were covered;

                  4.       name changes; or

                  5.       the time and location of the annual meeting.

                  The Advisor generally opposes minimum share ownership requirements for directors on the basis that a director can serve a company well regardless of the extent of his share ownership. The election or re-election of unopposed directors is reviewed on a case-by-case basis. The Advisor will generally vote against an item denoting "such other business as may come before the meeting" because the Advisor will not vote "for" or "against" issues of which the Advisor is not aware.

         B.       SPECIAL INTEREST ISSUES

                  Philosophy: While there are many social, religious, political, and other special interest issues that are worthy of public attention, the Advisor believes that the burden of social responsibility rests with management. Because the Advisor's primary responsibility in voting proxies is to provide for the greatest shareholder value, the Advisor is generally opposed to special interest proposals that involve an economic cost to the corporation or that restrict the freedom of management to operate in the best interest of the corporation and its shareholders. However, the Advisor may vote for disclosure reports seeking additional information on a topic, particularly when it appears companies have not adequately addressed related shareholder concerns. Accordingly, except as provided in the prior sentence, the Advisor will generally either refrain from voting on shareholder proposals, or vote with management's recommendation, on issues such as:

                  1.       restrictions on military contracting,

                  2. restrictions on the marketing of controversial products,

                  3.       restrictions on corporate political activities,

                  4.       restrictions on charitable contributions,

                  5. restrictions on doing business with foreign countries,

                  6.       a general policy regarding human rights,

                  7.       a general policy regarding employment practices,

                  8.       a general policy regarding animal rights,

                  9.       a general policy regarding nuclear power plants, and

                  10. rotating the location of the annual meeting among various cities.

         Client accounts utilizing ISS's PVS Proxy Voting Policies and Guidelines, ISS's Proxy Voting Guidelines for religious institutions or other customized guidelines may attribute additional shareholder value to one or more of the foregoing matters, and thus ISS or other client guidelines may, on a case- by-case analysis, recommend voting in favor of such shareholder proposals or issues for the applicable client accounts.

         C.       ISSUES HAVING THE POTENTIAL FOR MAJOR ECONOMIC IMPACT

                  Philosophy: The Advisor is not willing to vote with management on proposals that have the potential for major adverse economic impact on the corporation and the long-term value of its shares without independent analysis. The Advisor believes that the owners of the corporation should carefully analyze and decide such issues on a case-by-case basis. The following are examples of the issues that the Advisor believes have the potential for major economic impact on shareholder value:

                  1.       Executive Compensation Plans

                           Stock-based incentive plans are among the most economically significant issues upon which shareholders are entitled to vote. Approval of these plans may result in large transfers of shareholders' equity out of the company to plan participants as awards vest and are exercised. The cost associated with such transfers should be measured if incentive plans are to be managed properly. Accordingly, the Advisor has delegated to ISS the estimation of the cost of a company's stock-based incentive program. An estimated dollar value for each award is determined by factoring into an option-pricing model the number of shares reserved, the exercise price, the award term, the vesting parameters, and any performance criteria. The Advisor believes that this approach affords the board adequate flexibility to structure incentive programs to meet the needs of its employees, while shareholders are ensured that the costs associated with a proposed plan are reasonable and linked to performance. A proposed stock- based incentive plan is evaluated in conjunction with all previously adopted plans to provide an overall snapshot of the company's compensation system. The aggregate value of the compensation system is then expressed as a percentage of the company's market capitalization. An allowable cap is determined by reference to the average amount paid by companies performing in the top quartile of their industry-specific peer groupings and adjusted based on differing market capitalizations.

                  2.       Prevention of Greenmail

                           These proposals seek to prevent the practice of "greenmail," or accumulating large blocks of common stock for the purpose of pressuring corporations into repurchasing the stock at above market prices in order to avoid a takeover proxy fight. In general, the Advisor opposes greenmail. The Advisor believes that, if a corporation offers to buy back its stock, the offer should be made to all shareholders, not just a select group or individual.

                  3.       Cumulative Voting of Directors

                           Cumulative voting allows a shareholder with sufficient stock ownership to cast all his share votes for one director and assure election of that director to the board. The Advisor believes that, if a person owns a significant portion of a company, he ought to be able to elect a director of his choosing, and the Advisor will therefore generally support cumulative voting in the election of directors.

                  4.       Super-Majority Provisions

                           These corporate charter amendments generally require that a very high percentage of share votes (70-85%) be cast affirmatively to approve a merger or other business combinations, unless the board of directors has approved it in advance. These provisions have the potential to give management "veto power" over merging with another company, even though a majority of shareholders may favor the merger. In most cases, the Advisor believes that requiring super-majority approval of mergers places too much veto power in the hands of management and other minority shareholders at the expense of the majority shareholders, and the Advisor will generally vote against such provisions.

                  5.       Fair Price Provisions

                           These provisions are directed toward discouraging two-tier acquisitions where an interested shareholder (who owns 10% or more of the common stock) makes a partial tender offer at one price to gain control of the company and then completes the merger by paying the remaining shareholders a lower price or different consideration. Shareholders who pass on the first offer may be forced to accept the later offer at an unattractive price. Fair price provisions require a super-majority vote (generally 70-85% of outstanding shares) to approve a merger involving an interested stockholder, unless either a minimum "fair price" (often defined as the highest price the interested shareholder paid for his shares in a given time period preceding his tender offer) is paid to all shareholders or the merger is approved by a majority of the continuing directors. Fair price provisions will generally be analyzed on a case-by-case basis. Factors to be considered include the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism used to calculate the fair price. The Advisor will typically oppose a fair price provision, if the proposal requires a vote of greater than a majority of disinterested shares to repeal the provision.

                  6.       Defensive Strategies

                           The Advisor analyzes these proposals on a case-by-case basis to determine the effect on shareholder value. The Advisor's decision will be based on whether the Advisor believes that the proposal enhances long-term economic value for shareholders. Examples of the types of proposals governed by this paragraph include, without limitation, those that:

                           a.       create (which generally opposed to
                                    approving, unless it cannot be used as a take-over defense) or eliminate "blank check preferred" shares;

                           b. classify or stagger the board of directors (which the Advisor is generally opposed to approving) or eliminate such classification or staggering (which the Advisor typically agrees should be eliminated);

                           c. establish or redeem "poison pills" that make it financially unattractive for a shareholder to purchase more than a small percentage of the company's shares;

                           d.       change the size of the board; or

                           e. authorize or prevent the repurchase of outstanding shares.

                  7.       Business Combinations or Restructuring

                           The Advisor analyzes these proposals on a case-by-case basis to determine the effect on shareholder value. The Advisor's decision will be based on whether the Advisor believes that the proposal enhances long-term economic value for shareholders.

         D.       REVIEW OF ISS RECOMMENDATIONS

         On a regular basis, but no less frequently than monthly, the Proxy Committee will review selected ISS recommendations for upcoming shareholder meetings. The Advisor has determined that the costs of reviewing ISS's advice and recommendations with respect to a particular security outweigh the potential benefits to clients from the Advisor's review of ISS's advice and recommendations, unless:

         (1) Complex, Unusual or Significant. ISS's recommendation relates to proxy proposals that are complex or unusual or that raise significant issues (e.g., anti-takeover provisions or business combinations and/or restructurings), and

         (2) Client Holdings are Meaningful. For these purposes, the holding of a particular issuer would be considered to be meaningful if

                  (i) the particular issuer soliciting proxies or to whom the proxy solicitation relates represents at least one percent (1%) of the fair market value of any client account AND the fair market value of the portfolio holding is at least one million dollars ($1,000,000); or

                  (ii) all client accounts with respect to which the Advisor holds full discretionary authority to vote a client's proxies hold, in the aggregate, at least one percent (1%) of the outstanding voting shares of the issuer.

As a result of the foregoing, the Advisor will generally vote proxies consistent with ISS's recommendations without independent review, unless the subject matter of the proxy solicitation raises complex, unusual or significant issues and the cost of reviewing ISS's advice and recommendations with respect to a particular proxy do not outweigh the potential benefits to clients from its review of ISS's advice and recommendations.

         Minutes will not be kept of Proxy Committee meetings. However, any determinations by the Proxy Committee and the Legal/Compliance Department to vote proxies differently from the applicable ISS recommendation, as described more fully below, shall be documented and retained as a record of the Advisor and/or the Munder Funds as specified in Section VIII hereof.

         E.       OVERRIDING ISS RECOMMENDATIONS

         From time to time a portfolio manager, an analyst or a member of the Proxy Committee may disagree with ISS's recommendation on how to vote client proxies for one or more resolutions. However, because the Advisor may have business interests that exposes it to pressure to vote a proxy in a manner that may not be in the best interest of its clients, all requests to vote differently from the ISS recommendation with respect to a particular matter must be given to the Proxy Manager (who is identified in Exhibit A) or, in the absence of the Proxy Manager, another member of the Proxy Committee for independent review by the Proxy Committee. Following receipt of such request, the Proxy Manager or Proxy Committee member will follow the following process:

         (1) Complete a Proxy Override Request Form which contains: (a) information regarding the resolution in question; (b) the rationale for not following ISS's recommendation; and (c) the identification of any actual or potential conflicts between the interests of the Advisor and those of one or more of its clients (or sought-after clients) with respect to the voting of a proxy.

                  (a) In identifying all actual or potential conflicts of interest, the Proxy Manager or other Proxy Committee member shall take steps that the Proxy Committee believes are reasonably designed to determine whether the Advisor has any business interest or relationship or any executive of the Advisor has any business or personal interest or relationship that might influence the Advisor to vote in a manner that might not be in its clients' best interests, considering the nature of the Advisor's business and its clients, the issuer, the proposal, and any other relevant circumstances.

                  (b)      A conflict of interest may exist where, for example:

                           (i) The Advisor manages or is actively seeking to manage the assets (including retirement plan assets) of a company whose securities are held in client accounts;

                           (ii) A client or a client-supported interest group actively supports a proxy proposal; or

                           (iii) The Advisor or senior executives of the Advisor may have personal or other business relationships with participants in proxy contests, corporate directors, and candidates for corporate directorships, or in any other matter coming before shareholders - for example, an executive of the Advisor may have a spouse or other close relative who serves as a director of a company or executive of the company.

         (2) The completed Proxy Override Request Form is then submitted to the Proxy Committee and the Legal/Compliance Department for review and approval. BOTH the Proxy Committee and the Legal/Compliance Department must approve an override request for it to be implemented.

                  (a) The Proxy Committee will first review the Proxy Override Request Form and supporting documentation to determine whether the requested override is in the best interests of clients holding the proxy. If the requested override is approved by a majority of the available voting members of the Proxy Committee, assuming that at least two voting members of the Policy Committee are available, the requested override and supporting documentation shall be forwarded to the Legal/Compliance Department for their review of any potential or actual conflicts of interest.

                  (b) The Legal/Compliance Department may approve any override request approved by the Proxy Committee only if:

                           (i)      No Conflict. No conflict of interest is
                                    identified.

                           (ii)     Immaterial or Remote Conflict. If a
                                    potential or actual conflict of interest is identified, but such conflict, in the reasonable judgment of the Legal/Compliance Department, is so clearly immaterial or remote as to be unlikely to influence any determination made by the Proxy Committee.

                           (iii) Material Conflict. If a potential or actual conflict of interest appears to be material, the Legal/Compliance Department may approve the override only with the written approval for the override request from its applicable clients.(1) Such request for approval for an override shall be accompanied by a written disclosure of the conflict. With respect to shares held by one or more Munder Funds, approval of the override may be sought from the Board Process and Compliance Oversight Committee or a designated member of that Committee. If an override request is approved by the Board Process and Compliance Oversight Committee (or its designated member), the Legal/Compliance Department may approve the override with respect to all applicable clients without seeking or obtaining additional approval from each of them. However, to the extent the Advisor receives instructions from any client, the Advisor will vote such client's shares in accordance with its instructions. If no instructions are received from clients in such circumstance and approval is not obtained from the Board Process and Compliance Oversight Committee, the Advisor will vote the shares in accordance with ISS's recommendation. Examples of material conflicts include: (A) situations where the company soliciting the proxy, or a person known to be an affiliate of such company, is a client of the Advisor and the override proposes to change the vote to favor such client or its management(2) and (B) situations where the company soliciting the proxy, or a person known to be an affiliate of such company is, to the knowledge of any employee of the Advisor involved in reviewing or advocating the potential override, being actively solicited to be either a client of the Advisor and the override proposes to change the vote to favor such potential client or its management.

         (3) If both the Proxy Committee and the Legal/Compliance Department approve the request to override ISS's recommendation for one or more accounts, the authorizing person(s) will memorialize their approval on the Proxy Override Request Form and provide the approved Proxy Override Request Form to the Proxy Manager for communication of the revised voting instruction to ISS.

----------
(1) With respect to advisory clients through wrap programs, the request and disclosure need only be sent to the wrap program's sponsor.

(2) Conversely, it would not be a conflict of interest to override an ISS recommendation and vote against a client or its management.

         (4) The Proxy Manager will preserve a copy of each submitted Proxy Override Request Form, whether or not approved, any supporting documentation, and any client consents, with the records of the Proxy Committee and in accordance with the recordkeeping requirements contained herein.

VI       DISCLOSURE OF VOTE

         A.       PUBLIC AND CLIENT DISCLOSURES

         Except to the extent required by applicable law or otherwise approved by the Advisor's general counsel or chief legal officer, we will not disclose to third parties how we (or ISS) voted a proxy or beneficial interest in a security. Conversely, upon request from an appropriately authorized individual, we will disclose to our advisory clients or the entity delegating the voting authority to us for such clients (such as a trustee or consultant retained by the client), how we voted such client's proxy or beneficial interest in securities it held. Furthermore, we will describe these Policies and Procedures in our Form ADV, upon request furnish a copy of these Policies and Procedures to the requesting client, and advise clients how they can obtain information on how the Advisor caused their proxies to be voted. The Advisor shall take such action as may be necessary to enable the Munder Funds to further comply with all disclosure obligations imposed by applicable rules and regulations.

         B.       MUTUAL FUND BOARD OF DIRECTORS

         Every decision to vote on a resolution in a proxy solicited by a company held by a Munder Fund in a manner different from the recommendation of ISS shall be disclosed to the Munder Fund's Board of Directors/Trustees at its next regularly scheduled meeting along with an explanation for the vote.

VII      RECONCILIATION

         The Proxy Manager shall seek to reconcile on a regular basis all proxies received against holdings of all client accounts over which the Advisor has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

VIII     RECORDKEEPING

         The Advisor shall, with respect to those clients over which it has discretionary proxy voting authority, make and retain the following:(3)

         1.       Copies of all proxy voting policies and procedures required by section 206(4)-6 of the Advisers Act.

----------
(3) See Rule 204-2(c)(2) of the Adviser's Act.

         2. A copy of each proxy statement it receives regarding client securities.(4)

         3. A record of each vote cast by the Advisor (or its designee, such as ISS) on behalf of a client.(5)

         4. A copy of any document created by the Advisor that was material to making a decision as to how to vote proxies on behalf of a client or that memorializes the basis for that decision.(6)

         5. A record of each written client request for information on how the Advisor voted proxies on behalf of the client, and a copy of any written response by the Advisor to any (written or oral) client request for information on how the Advisor voted proxies on behalf of the requesting client.

         All books and records required to be maintained hereunder, shall be maintained and preserved in an easily accessible place, which may include ISS's offices, for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Advisor (or ISS).

Adopted: February, 2001
Amended as of: November 2002
               May 2003

----------
(4) The Advisor may satisfy this requirement by relying on a third party (such as ISS) to make and retain on the Advisor's behalf, a copy of a proxy statement (provided the Advisor has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request) or may rely on obtaining a copy of a proxy statement from the SEC EDGAR system at www.sec.gov.

(5) The Advisor may satisfy this requirement by relying a third party (such as ISS) to make and retain, on the Advisor's behalf, a record of the vote cast (provided the Advisor has obtained an undertaking from the third party to provide a copy of the record promptly upon request).

(6) The Advisor will satisfy this obligation by attaching any such documents to any Proxy Override Request Form, as provided elsewhere in these Procedures.

                                                                       EXHIBIT A

The Proxy Committee consists of the following members:

         -        Mary Ann Shumaker (non-voting)

         -        Andrea Leistra

         -        Debbie Leich

         -        Thomas Mudie

         -        Stephen Shenkenberg (non-voting)

Wanda Magliocco shall serve as the Proxy Manager. The Advisor has retained Institutional Shareholder Services (ISS) to administer the voting of proxies.

                                                                       EXHIBIT B

                       INSTITUTIONAL SHAREHOLDER SERVICES
                            PROXY VOTING GUIDELINES

                                                                       EXHIBIT C

                           PROXY VOTER SERVICES (PVS)
                            U.S. PROXY VOTING POLICY
                            STATEMENT AND GUIDELINES

                                                                       EXHIBIT D

                             PROXY OVERRIDE REQUEST FORM

Company:________________________________________________________________________

Date of Proxy:____________________________       Date of Meeting:_______________

Person Requesting Override:_____________________________________________________

Is the Company or one of its affiliates (e.g, a pension plan or significant shareholder) a client or actively solicited prospective client of Munder?
[ ] No [ ] Yes (identify)_______________________________________________________

________________________________________________________________________________

Other Potential Conflicts:______________________________________________________

Did anyone contact Munder to change its vote? [ ] No [ ]Yes (identify and explain)________________________________________________________________________

________________________________________________________________________________

Override vote for:  [ ] All client accounts holding a Company proxy, or
                    [ ] Specific accounts (identify):___________________________

Please override ISS's recommendation and vote the following resolutions as indicated: (Attach additional sheets of paper if more space is needed.)

RESOLUTION TO ELECT DIRECTORS

Name:___________________________ [ ] For             [ ] Against        [ ]
Abstain
Name:___________________________ [ ] For             [ ] Against        [ ]
Abstain
Name:___________________________ [ ] For             [ ] Against        [ ]
Abstain
Name:___________________________ [ ] For             [ ] Against        [ ]
Abstain
Name:___________________________ [ ] For             [ ] Against        [ ]
Abstain

Rationale:______________________________________________________________________
________________________________________________________________________________

Approval:____________________________________        Date:______________________

RESOLUTION NO.______:         [ ] For         [ ] Against         [ ] Abstain

Description:____________________________________________________________________

Rationale:______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

________________________________________________________________________________

Approval:___________________________________   Date:____________________________

NOTE: ATTACH A RECORD OF ALL ORAL, AND A COPY OF ALL WRITTEN, COMMUNICATIONS RECEIVED AND MEMORANDA OR SIMILAR DOCUMENTS CREATED THAT WERE MATERIAL TO MAKING A DECISION ON THE RESOLUTION IN QUESTION.

                          Navellier & Associates, Inc.

                      PROXY VOTING POLICIES AND PROCEDURES

1.       BACKGROUND

         The act of managing assets of clients may include the voting of proxies related to such managed assets. Where the power to vote in person or by proxy has been delegated, directly or indirectly, to the investment adviser, the investment adviser has the fiduciary responsibility for
         (a) voting in a manner that is in the best interests of the client, and
         (b) properly dealing with potential conflicts of interest arising from proxy proposals being voted upon.

         The policies and procedures of Navellier & Associates, Inc. ("the Adviser") for voting proxies received for accounts managed by the Adviser are set forth below and are applicable if:

                  - The underlying advisory agreement entered into with the client expressly provides that the Adviser shall be responsible to vote proxies received in connection with the client's account; or

                  - The underlying advisory agreement entered into with the client is silent as to whether or not the Adviser shall be responsible to vote proxies received in connection with the client's account and the Adviser has discretionary authority over investment decisions for the client's account; or

                  - In case of an employee benefit plan, the client (or any plan trustee or other fiduciary) has not reserved the power to vote proxies in either the underlying advisory agreement entered into with the client or in the client's plan documents.

         These Proxy Voting Policies and Procedures are designed to ensure that proxies are voted in an appropriate manner and should complement the Adviser's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies which are issuers of securities held in managed accounts. Any questions about these policies and procedures should be directed to the Compliance Department.

2.       PROXY VOTING POLICIES

         In the absence of specific voting guidelines from a client, Navellier & Associates, Inc. will vote proxies in a manner that is in the best interest of the client, which may result in different voting results for proxies for the same issuer. The Adviser shall consider only those factors that relate to the client's investment or dictated by the client's written instructions, including how its vote will economically impact and affect the value of the client's investment (keeping in mind that, after conducting an appropriate cost-benefit analysis, not voting at all on a presented proposal may be in the best interest of the client). Navellier & Associates, Inc. believes that voting proxies in accordance with the following policies is in the best interests of its clients.

         A.       Specific Voting Policies

                  1.       Routine Items:

                           - The Adviser will generally vote for the election of directors (where no corporate governance issues are implicated).

                           - The Adviser will generally vote for the selection of independent auditors.

                           -        The Adviser will generally vote for
                                    increases in or reclassification of common stock.

                           -        The Adviser will generally vote for
                                    management recommendations adding or
                                    amending indemnification provisions in
                                    charter or by-laws.

                           - The Adviser will generally vote for changes in the board of directors.

                           - The Adviser will generally vote for outside director compensation.

                           -        The Adviser will generally vote for
                                    proposals that maintain or strengthen the shared interests of shareholders and management

                           -        The Adviser will generally vote for
                                    proposals that increase shareholder value

                           -        The Adviser will generally vote for
                                    proposals that will maintain or increase shareholder influence over the issuer's board of directors and management

                           -        The Adviser will generally vote for
                                    proposals that maintain or increase the
                                    rights of shareholders

                  2.       Non-Routine and Conflict of Interest Items:

                           -        The Adviser will generally vote for
                                    management proposals for merger or
                                    reorganization if the transaction appears to offer fair value.

                           - The Adviser will generally vote against shareholder resolutions that consider non-financial impacts of mergers

                           - The Adviser will generally vote against anti-greenmail provisions.

         B.       General Voting Policy

                  If the proxy includes a Routine Item that implicates corporate governance changes, a Non-Routine Item where no specific policy applies or a Conflict of

                  Interest Item where no specific policy applies, then the Adviser may engage an independent third party to determine how the proxies should be voted.

         In voting on each and every issue, the Adviser and its employees shall vote in a prudent and timely fashion and only after a careful evaluation of the issue(s) presented on the ballot.

         In exercising its voting discretion, the Adviser and its employees shall avoid any direct or indirect conflict of interest raised by such voting decision. The Adviser will provide adequate disclosure to the client if any substantive aspect or foreseeable result of the subject matter to be voted upon raises an actual or potential conflict of interest to the Adviser or:

                  - any affiliate of the Adviser. For purposes of these Proxy Voting Policies and Procedures, an affiliate means:

                                    (i)      any person directly, or indirectly
                                             through one or more intermediaries,
                                             controlling, controlled by or under
                                             common control with the Adviser;

                                    (ii)     any officer, director, principal,
                                             partner, employer, or direct or
                                             indirect beneficial owner of any
                                             10% or greater equity or voting
                                             interest of the Adviser; or

                                    (iii)    any other person for which a person
                                             described in clause (ii) acts in
                                             any such capacity;

                  - any issuer of a security for which the Adviser (or any affiliate of the Adviser) acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

                  - any person with whom the Adviser (or any affiliate of the Adviser) has an existing, material contract or business relationship that was not entered into in the ordinary course of the Adviser's (or its affiliate's) business.

                  (Each of the above persons being an "Interested Person.")

         After informing the client of any potential conflict of interest, the Adviser will take other appropriate action as required under these Proxy Voting Policies and Procedures, as provided below.

         The Adviser shall keep certain records required by applicable law in connection with its proxy voting activities for clients and shall provide proxy-voting information to clients upon their written or oral request.

         CONSISTENT WITH SEC RULE 206(4)-6, AS AMENDED, THE ADVISER SHALL TAKE REASONABLE MEASURES TO INFORM ITS CLIENTS OF (1) ITS PROXY VOTING POLICIES AND PROCEDURES, AND (2) THE PROCESS OR PROCEDURES CLIENTS MUST FOLLOW TO OBTAIN INFORMATION REGARDING HOW THE ADVISER VOTED WITH RESPECT TO ASSETS HELD IN THEIR ACCOUNTS. THIS INFORMATION MAY BE PROVIDED TO CLIENTS THROUGH

         THE ADVISER'S FORM ADV (PART II OR SCHEDULE H) DISCLOSURE OR BY SEPARATE NOTICE TO THE CLIENT (OR IN THE CASE OF AN EMPLOYEE BENEFIT PLAN, THE PLAN'S TRUSTEE OR OTHER FIDUCIARIES).

3.       PROXY VOTING PROCEDURES

         A. Institutional Shareholder Services, Inc. (ISS) (the "Responsible Party") shall be designated by the Adviser to make discretionary investment decisions for the client's account will be responsible for voting the proxies related to that account. The Responsible Party should assume that he or she has the power to vote all proxies related to the client's account if any one of the three circumstances set forth in
                  Section 1 above regarding proxy voting powers is applicable.

         B. All proxies and ballots received by Navellier & Associates, Inc. will be forwarded to the Responsible Party and then logged in upon receipt in the "Receipt of Proxy Voting Material" log. (see attached).

         C. Prior to voting, the Responsible Party will verify whether his or her voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

         D. Prior to voting, the Responsible Party will verify whether an actual or potential conflict of interest with the Adviser or any Interested Person exists in connection with the subject proposal(s) to be voted upon. The determination regarding the presence or absence of any actual or potential conflict of interest shall be adequately documented by the Responsible Party (i.e., comparing the apparent parties affected by the proxy proposal being voted upon against the Adviser's internal list of Interested Persons and, for any matches found, describing the process taken to determine the anticipated magnitude and possible probability of any conflict of interest being present), which shall be reviewed and signed off on by the Responsible Party's direct supervisor (and if none, by the board of directors or a committee of the board of directors of the Adviser).

         E. If an actual or potential conflict is found to exist, written notification of the conflict (the "Conflict Notice") shall be given to the client or the client's designee (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) in sufficient detail and with sufficient time to reasonably inform the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) of the actual or potential conflict involved.

                  Specifically, the Conflict Notice should describe:

                  -        the proposal to be voted upon;

                  - the actual or potential conflict of interest involved;

                  - the Adviser's vote recommendation (with a summary of material factors supporting the recommended vote); and

                  - if applicable, the relationship between the Adviser and any Interested Person.

                  The Conflict Notice will either request the client's consent to the Adviser's vote recommendation or may request the client to vote the proxy directly or through another designee of the client. The Conflict Notice and consent thereto may be sent or received, as the case may be, by mail, fax, electronic transmission or any other reliable form of communication that may be recalled, retrieved, produced, or printed in accordance with the recordkeeping policies and procedures of the Adviser. If the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) is unreachable or has not affirmatively responded before the response deadline for the matter being voted upon, the Adviser may:

                  - engage a non-Interested Party to independently review the Adviser's vote recommendation if the vote recommendation would fall in favor of the Adviser's interest (or the interest of an Interested Person) to confirm that the Adviser's vote recommendation is in the best interest of the client under the circumstances;

                  - cast its vote as recommended if the vote recommendation would fall against the Adviser's interest (or the interest of an Interested Person) and such vote recommendation is in the best interest of the client under the circumstances; or

                  - abstain from voting if such action is determined by the Adviser to be in the best interest of the client under the circumstances.

         F. The Responsible Party will promptly vote proxies received in a manner consistent with the Proxy Voting Policies and Procedures stated above and guidelines (if any) issued by client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries if such guidelines are consistent with ERISA).

         G. In accordance with SEC Rule 204-2(c)(2), as amended, the Responsible Party shall retain in the respective client's file, the following:

                  - A copy of the proxy statement received (unless retained by a third party for the benefit of the Adviser or the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

                  - A record of the vote cast (unless this record is retained by a third party for the benefit of the Adviser and the third party is able to promptly provide the Adviser with a copy of the voting record upon its request);

                  -        A record memorializing the basis for the vote cast;

                  - A copy of any document created by the Adviser or its employees that was material in making the decision on how to vote the subject proxy; and,

                  - A copy of any Conflict Notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, the Adviser.

                  The above copies and records shall be retained in the client's file for a period not less than five (5) years (or in the case of an employee benefit plan, no less than six (6) years), which shall be maintained at the appropriate office of the Adviser.

         H.       Periodically, but no less than annually, the Adviser will:

                           1. Verify that all annual proxies for the securities held in the client's account have been received;

                           2. Verify that each proxy received has been voted in a manner consistent with the Proxy Voting Policies and Procedures and the guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries);

                           3. Review the files to verify that records of the voting of the proxies have been properly maintained;

                           4. Prepare a written report for each client regarding compliance with the Proxy Voting Policies and Procedures; and

                           5.       Maintain an internal list of Interested
                                    Persons.

                   PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

                      PROXY VOTING POLICIES AND PROCEDURES

The following are general proxy voting policies and procedures ("Policies and Procedures") adopted by Pacific Investment Management Company LLC ("PIMCO"), an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act").(1) PIMCO serves as the investment adviser to investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act") as well as to separate investment accounts for other clients.(2) These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission ("SEC") and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO's Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), as set forth in the Department of Labor's rules and regulations.(3)

PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. PIMCO's authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client's assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.(4)

--------------------------
(1) These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. See Proxy Voting by Investment Advisers, IA Release No. 2106 (January 31, 2003).

(2) These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.

(3) Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client's account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.

(4) For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients.

Set forth below are PIMCO's Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

GENERAL STATEMENTS OF POLICY

These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

PIMCO may abstain from voting a client proxy under the following circumstances:
(1) when the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

CONFLICTS OF INTEREST

PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action:

         1. convening an ad-hoc committee to assess and resolve the conflict;(5)

         2. voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;

         3. voting the proxy in accordance with the recommendation of an independent third-party service provider;

         4. suggesting that the client engage another party to determine how the proxies should be voted;

         5. delegating the vote to an independent third-party service provider; or

         6. voting in accordance with the factors discussed in these Policies and Procedures.

PIMCO will document the process of resolving any identified material conflict of interest.

-------------------------
(5) Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

REPORTING REQUIREMENTS AND THE AVAILABILITY OF PROXY VOTING RECORDS

Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client's proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client's proxies is available upon request.

PIMCO RECORD KEEPING

PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client; (4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

REVIEW AND OVERSIGHT

PIMCO's proxy voting procedures are described below. PIMCO's Compliance Group will provide for the supervision and periodic review, no less than on a quarterly basis, of its proxy voting activities and the implementation of these Policies and Procedures.

Because PIMCO has contracted with State Street Investment Manager Solutions, LLC ("IMS West") to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.

         1. Transmit Proxy to PIMCO. IMS West will forward to PIMCO's Middle Office Group each proxy received from registered owners of record (e.g., custodian bank or other third party service providers).

         2. Conflicts of Interest. PIMCO's Middle Office Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to the appropriate portfolio manager for consideration. However, if a conflict does exist, PIMCO's Middle Office Group will seek to resolve any such conflict in accordance with these Policies and Procedures.

         3. Vote. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO's Middle Office Group.

         4. Review. PIMCO's Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO's Middle Office Group will forward the voted proxy back to IMS West with the portfolio manager's decision as to how it should be voted.

         5. Transmittal to Third Parties. IMS West will document the portfolio manager's decision for each proxy received from PIMCO's Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO's response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

         6. Information Barriers. Certain entities controlling, controlled by, or under common control with PIMCO ("Affiliates") may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO's agents are prohibited from disclosing information regarding PIMCO's voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

CATEGORIES OF PROXY VOTING ISSUES

In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders' best interests, and therefore in the best economic interest of PIMCO's clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and the factors that PIMCO may consider in determining how to vote the client's proxies.

         BOARD OF DIRECTORS

         1. Independence. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

         2. Director Tenure and Retirement. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board's stability and continuity.

         3. Nominations in Elections. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer's securities.

         4. Separation of Chairman and CEO Positions. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board's ability to review and oversee management's actions; and (ii) any potential effect on the issuer's productivity and efficiency.

         5. D&O Indemnification and Liability Protection. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases where a director's legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

         6. Stock Ownership. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer's stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

         PROXY CONTESTS AND PROXY CONTEST DEFENSES

         1. Contested Director Nominations. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election: (i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management's track record; (iv) the issuer's long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

         2. Reimbursement for Proxy Solicitation Expenses. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses: (i) identity of the persons who will pay the expenses;
(ii) estimated total cost of solicitation; (iii) total expenditures to date;
(iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

         3. Ability to Alter the Size of the Board by Shareholders. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

         4. Ability to Remove Directors by Shareholders. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

         5. Cumulative Voting. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director's ability to work for all shareholders.

         6. Supermajority Shareholder Requirements. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer's charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

         TENDER OFFER DEFENSES

         1. Classified Boards. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

         2. Poison Pills. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

         3. Fair Price Provisions. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

         CAPITAL STRUCTURE

         1. Stock Authorizations. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

         2. Issuance of Preferred Stock. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

         3. Stock Splits. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer's existing authorized shares; and (ii) the industry that the issuer is in and the issuer's performance in that industry.

         4. Reversed Stock Splits. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer's existing authorized stock; and (ii) issues related to delisting the issuer's stock.

         EXECUTIVE AND DIRECTOR COMPENSATION

         1. Stock Option Plans. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

         2. Director Compensation. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer's shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

         3. Golden and Tin Parachutes. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

         STATE OF INCORPORATION

         State Takeover Statutes. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer's board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

         MERGERS AND RESTRUCTURINGS

         1. Mergers and Acquisitions. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer's shareholders.

         2. Corporate Restructurings. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management's efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

         INVESTMENT COMPANY PROXIES

For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (e.g., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client; (ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.

         1. Election of Directors or Trustees. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv) the fund's performance.

         2. Converting Closed-end Fund to Open-end Fund. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund's shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

         3. Proxy Contests. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

         4. Investment Advisory Agreements. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective; (iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

         5. Policies Established in Accordance with the 1940 Act. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

         6. Changing a Fundamental Restriction to a Non-fundamental Restriction. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund's portfolio.

         7. Distribution Agreements. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor's reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

         8. Names Rule Proposals. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and
(iii) current asset composition.

         9. Disposition of Assets/Termination/Liquidation. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund;
(ii) the fund's past performance; and (iii) the terms of the liquidation.

         10. Changes to Charter Documents. PIMCO may consider the following when voting on a proposal to change a fund's charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

         11. Changing the Domicile of a Fund. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

         12. Change in Fund's Subclassification. PIMCO may consider the following when voting on a change in a fund's subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

         DISTRESSED AND DEFAULTED SECURITIES

         1. Waivers and Consents. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

         2. Voting on Chapter 11 Plans of Liquidation or Reorganization. PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

         MISCELLANEOUS PROVISIONS

         1. Such Other Business. Proxy ballots sometimes contain a proposal granting the board authority to "transact such other business as may properly come before the meeting." PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to "transact such other business as may properly come before the meeting": (i) whether the board is limited in what actions it may legally take within such authority; and (ii) PIMCO's responsibility to consider actions before supporting them.

         2. Equal Access. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

         3. Charitable Contributions. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer's resources that could have been used to increase shareholder value.

         4. Special Interest Issues. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management's responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client's instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

                                    * * * * *

                        PZENA INVESTMENT MANAGEMENT, LLC
                              AMENDED AND RESTATED
                      PROXY VOTING POLICIES AND PROCEDURES
                             EFFECTIVE JULY 1, 2003

I.   Requirements Described.

     A. Investment Advisers Act Requirements. Although the Investment Advisers Act of 1940, as amended (the "Advisers Act"), does not explicitly require that a registered investment adviser vote client-owned shares on behalf of its clients, the SEC contends that the adviser's fiduciary duty extends to voting (as well as trading) and requires that, if the adviser has the obligation to vote shares beneficially owned by its clients, the adviser vote in the best interest of clients.

     B. New Rule adopted by SEC on January 31, 2003 (Release No. IA-2106) and related rule amendments under the Advisers Act. This new Rule requires an investment adviser who exercises voting authority over client proxies to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of clients, to disclose to clients information about those policies and procedures, to disclose to clients how they may obtain information on how the adviser has voted their proxies, and to maintain certain records relating to proxy voting.

     C. ERISA Considerations. The Department of Labor has taken the position that an investment adviser managing pension plan assets generally has the responsibility to vote shares held by the plan and subject to the investment adviser's management, unless this responsibility is specifically allocated to some other person pursuant to the governing plan documents. The following principles apply to voting responsibilities of an investment adviser with respect to shares held on behalf of an ERISA pension plan:

     1. Responsibility for voting should be clearly delineated between the adviser and the trustee or other plan fiduciary that appointed the adviser.

     2. An adviser with voting authority must take reasonable steps to ensure that it has received all proxies for which it has voting authority and must implement appropriate reconciliation procedures.

     3. In voting, an investment adviser must act prudently and solely in the interests of pension plan participants and beneficiaries. An investment adviser must consider factors that would affect the value of the plan's investments and may not subordinate the interests of plan participants and beneficiaries in their retirement income to unrelated objectives, such as social considerations. (However, other Department of Labor pronouncements in the context of investment decisions indicate that social considerations may be used in making investment decisions to select among investments of equal risk and return.)

     4. No one can direct the investment manager's vote on a specific issue or on a specific company unless that contingency is provided for in writing and the person giving such direction is a named fiduciary of the plan.

     5. The client must periodically monitor the adviser's voting activities, and both the client's monitoring activities and the adviser's voting activities (including the votes cast in each particular case) must be documented.

II.  Procedures.

     A. Introduction

     As of October 1, 2001, PIM ("PIM") began subscribing to a proxy monitor and voting agent service offered by Institutional Shareholder Services, Inc. ("ISS"). Under the written agreement between ISS and PIM, ISS provides a proxy analysis with research and a vote recommendation for each shareholder meeting of the companies in our client portfolios. They also vote, record and generate a voting activity report for our clients and offer a social investment research service which enables us to screen companies for specific issues (e.g., tobacco, alcohol, gambling). The provision of these services became operational as of November 15, 2001. PIM retains responsibility for instructing ISS how to vote, and we still apply our own guidelines as set forth herein when voting. If PIM does not issue instructions for a particular vote, the default is for ISS to mark the ballots in accordance with these guidelines (when they specifically cover the item being voted on), and with management (when there is no PIM policy covering the vote).(1)

     PIM personnel continue to be responsible for entering all relevant client and account information (e.g., changes in client identities and portfolio holdings) in the Checkfree/APL system. A direct link download has been established between Checkfree/APL and ISS. ISS assists us with our record keeping functions, as well as the mechanics of voting. As part of ISS's recordkkeeping/administrative function, they receive and review all proxy ballots and other materials, and generate reports regarding proxy activity during specified periods, as requested by us. To the extent that the Procedures set forth in the Section II are carried out by ISS, PIM will periodically monitor ISS to insure that the Procedures are being followed and will conduct random tests to verify that proper records are being created and retained as provided in Section 4 below.

     B. Compliance Procedures.

     PIM's standard Investment Advisory Agreement provides that until notified by the client to the contrary, PIM shall have the right to vote all proxies for securities held in that client's account. In those instances where PIM does not have proxy voting responsibility, it shall forward to the client or to such other person as the client designates any proxy materials received by it. In all instances where PIM has voting responsibility on behalf of a client, it follows the procedures set forth below. The Director of Research is responsible for monitoring the PIM Analyst's compliance with such procedures when voting. The Director of Compliance is responsible for monitoring overall compliance with these procedures.

------------------
(1) This default will be phased in during early 2002 in order to give ISS time to customize their system. If we do not issue instructions for a particular proxy during the phase-in period. ISS will mark the affected ballots based on the recommendations issued by ISS for that vote.

     C. Voting Procedures.

          1.   Determine Proxies to be Voted

     The Director of Operations and Administration will cause ISS to determine what proxy votes are outstanding and what issues are to be voted on for all client accounts. Proxies received by ISS will be matched against PIM's records to verify that each proxy has been received. If a discrepancy is discovered, ISS will use reasonable efforts to resolve it, including calling ADP and/or applicable Custodians.

     Pending votes will be forwarded first to the firm's Director of Compliance who will perform the conflicts checks described in Section 2 below. Once the conflicts checks are completed, the ballots and supporting proxy materials will be given to the Analyst who is responsible for the Company soliciting the proxy. Specifically, the Analyst will receive a red folder containing the proxy statement, a printout of the Company's Annual Report, the proxy analysis by ISS, and one or more vote record forms. (2) The Analyst will then mark his/her voting decision on the Vote Record Form, initial this form to verify his/her voting instructions, and return the red folder to the Proxy Coordinator who will then enter the vote into the ISS/Proxy Monitor System. Any notes or other materials prepared or used by the Analyst in making his/her voting decision shall also be filed in the red folder.

     If an Analyst desires to vote against management or contrary to the guidelines set forth in this proxy voting policy or the written proxy voting policy designated by a specific client, the Analyst will discuss the vote with the Chief Executive Officer and/or Director of Research and the Chief Executive Officer and/or Director of Research shall determine how to vote the proxy based on the Analyst's recommendation and the long term economic impact such vote will have on the securities held in client accounts. If the Chief Executive Officer and/or Director of Research agree with the Analyst recommendation and determines that a contrary vote is advisable the Analyst will provide written documentation of the reasons for the vote (by putting such documentation in the red folder and/or e-mailing such documentation to the Proxy Coordinator and General Counsel/Director of Compliance for filing.) When the Analyst has completed all voting, the Analyst will return the red folder to the Proxy Coordinator who will enter the votes in the ISS system.

          2. Identify Conflicts and Vote According to Special Conflict Resolution Rules

     The primary consideration is that PIM act for the benefit of its clients and place its clients interests before the interests of the firm and its principals and employees. The following provisions identify potential conflicts of interest that are relevant to and most likely to arise with respect to PIM's advisory business and its clients, and set forth how we will resolve those conflicts. In the event that the Research Analyst who is responsible for the Company soliciting a particular proxy has knowledge of any facts or circumstances which the Analyst believes are or may appear be a material conflict, the Analyst will

------------------
(2) A separate ballot and vote record form may be included in the red folder if the company soliciting the proxy is included in the portfolio of a client who has designated specific voting guidelines in writing to PIM which vary substantially from these policies and if the Custodian for that client does not aggregate ballots before sending them to ISS. In such event, the Analyst shall evaluate and vote such ballot on an individual basis in accordance with the applicable voting guidelines.

     advise PIM's Director of Compliance, who will convene a meeting of the proxy committee to determine whether a conflict exists and how that conflict should be resolved.

          a. PIM has identified the following areas of potential concern:

     - Where PIM manages any pension or other assets of a publicly traded company, and also holds that company's or an affiliated company's securities in one or more client portfolios.

     - Where PIM manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more client portfolios.

     - Where PIM has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios.

     - Where a PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. For purposes hereof, an immediate family member shall be a spouse, child, parent or sibling.

          b. To address the first potential conflict identified above, PIM's Director of Compliance will maintain a list of public company clients that will be updated regularly as new client relationships are established with the firm. Upon receipt of each proxy to be voted for clients, the Proxy Coordinator will give the ballot and supporting proxy materials to PIM's Director of Compliance who will check to see if the company soliciting the proxy is also on the public company client list. If the company soliciting the vote is on our public company client list and PIM still manages pension or other assets of that company, the Director of Compliance will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

          c. To address the second potential conflict identified above, PIM's Director of Compliance (with the assistance of PIM's Director of Operations during the busy proxy season--March through June) will check the proxy materials to see if the proponent of any shareholder proposal is one of PIM's clients (based on the client list generated by our Portfolio Management System, Checkfree/APL). If the proponent of a shareholder proposal is a PIM client, the Director of Compliance will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

          d. To address the third potential conflict identified above, PIM's Director of Compliance (with the assistance of PIM's Director of Operations during the busy proxy season--March through June) will check the proxy materials to see if any corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios is one of PIM's individual clients (based on the client list generated by our Portfolio Management System, Checkfree/APL). For purposes of this check, individual clients shall include natural persons and testamentary or other living trusts bearing the name of the grantor, settlor or beneficiary thereof. If a director or director nominee is a PIM client, the Director of Compliance will note this in the red folder so that the

     Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

          e. To address the fourth potential conflict identified above, PIM's Director of Compliance (with the assistance of PIM's Director of Operations during the busy proxy season--March through June) will check the proxy materials to see if any corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios is a PIM officer, director or employee or an immediate family member thereof (based on the written responses of PIM personnel to an annual questionnaire in this regard). If a director or director nominee is a PIM officer, director or employee or an immediate family member thereof, the Director of Compliance will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

          f. The following SPECIAL RULES shall apply when a conflict is noted in the red folder:

               i. In all cases where PIM manages the pension or other assets of a publicly traded company, and also holds that company's or an affiliated company's securities in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

               ii. The identity of the proponent of a shareholder proposal shall not be given any substantive weight (either positive or negative) and shall not otherwise influence an Analyst's determination whether a vote for or against a proposal is in the best interests of PIM's clients.

               iii. If PIM has proxy voting authority for a client who is the proponent of a shareholder proposal and PIM determines that it is in the best interests of its clients to vote against that proposal, a designated member of PIM's client service team will notify the client-proponent and give that client the option to direct PIM in writing to vote the client's proxy differently than it is voting the proxies of its other clients.

               iv. If the proponent of a shareholder proposal is a PIM client whose assets under management with PIM constitute 30% or more of PIM's total assets under management, and PIM has determined that it is in the best interests of its clients to vote for that proposal, PIM will disclose its intention to vote for such proposal to each additional client who also holds the securities of the company soliciting the vote on such proposal and for whom PIM has authority to vote proxies. If a client does not object to the vote within 3 business days of delivery of such disclosure, PIM will be free to vote such client's proxy as stated in such disclosure.

               v. In all cases where PIM manages assets of an individual client and that client is a corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

               vi. In all cases where a PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

     Nothwithstanding any of the above special rules to the contrary, in the extraordinary event that it is determined by unanimous vote of the Director of Research, the Chief Executive Officer and the Research Analyst covering a particular company that the ISS recommendation on a particular proposal to be voted is materially adverse to the best interests of the clients, then in that event, the following alternative conflict resolution procedures will be followed:

     A designated member of PIM's client service team will notify each client who holds the securities of the company soliciting the vote on such proposal and for whom PIM has authority to vote proxies, and disclose all of the facts pertaining to the vote (including, PIM's conflict of interest, the ISS recommendation and PIM's recommendation). The client then will be asked to direct PIM how to vote on the issue. If a client does not give any direction to PIM within 3 business days of delivery of such disclosure, PIM will be free to vote such client's proxy in the manner it deems to be in the best interest of the client.

          3.   Vote

     Each proxy that comes to PIM to be voted shall be evaluated on the basis of what is in the best interest of the clients. WE DEEM THE BEST INTERESTS OF THE CLIENTS TO BE THAT WHICH MAXIMIZES SHAREHOLDER VALUE AND YIELDS THE BEST ECONOMIC RESULTS (E.G., HIGHER STOCK PRICES, LONG-TERM FINANCIAL HEALTH AND STABILITY). Where applicable, PIM also will consider any specific guidelines designated in writing by a client.

     Unless a particular proposal or the particular circumstances of a company may otherwise require (in the case of the conflicts identified in Section 2 above) or suggest (in all other cases), proposals generally shall be voted in accordance with the following broad guidelines:

               a. Support management recommendations for the election of directors and appointment of auditors (subject to i below).

               b. Give management the tools to motivate employees through reasonable incentive programs. Within these general parameters the following are conditions that would generally cause us to vote against a management incentive arrangement:

                    (i) With respect to incentive option arrangements:

                   -    The proposed plan is in excess of 10% of shares, or

               - The company has issued 3% or more of outstanding shares in a single year in the recent past, or

               - The new plan replaces an existing plan before the existing plan's termination date (ie, they ran out of authorization) and some other terms of the new plan are likely to be adverse to the maximization of investment returns.

                    For purposes hereof, the methodology used to calculate the share threshold in (i) above shall be the (sum of A + B) divided by (the sum of A + B + C + D), where:

               A = the number of shares reserved under the new plan/amendment;

               B = the number of shares available under continuing plans;

               C = granted but unexercised shares under all plans

               D = shares outstanding, plus convertible debt, convertible equity, and warrants

               (ii) With respect to severance, golden parachute or other incentive compensation arrangements:

               - The proposed arrangement is excessive or not reasonable in light of similar arrangements for other executives in the company or in the company's industry (based solely on information about those arrangements which may be found in the company's public disclosures and in ISS reports); or

               - The proposed parachute or severance arrangement is considerably more financially or economically attractive than continued employment. Although PIM will apply a case-by-case analysis of this issue, as a general rule, a proposed severance arrangement which is 3 or more times greater than the affected executive's then current compensation shall be voted against unless such arrangement has been or will be submitted to a vote of shareholders for ratification; or

               - The triggering mechanism in the proposed arrangement is solely within the recipient's control (e.g., resignation).

         c. Support facilitation of financings, acquisitions, stock splits and increases in shares of capital stock which do not discourage acquisition of the company soliciting the proxy.

         d. Vote against shareholder social issue proposals unless specifically required in writing by a client to support a particular social issue or principle.

         e. Support anti-takeover measures that are in the best interest of the shareholders, but oppose poison pills and other anti-takeover measures that entrench management and/or thwart the maximization of investment returns.

               f. Oppose classified boards and any other proposals designed to eliminate or restrict shareholders' rights.

               g. Oppose proposals requiring super majority votes for business combinations unless the particular proposal or the particular circumstances of the affected company suggest that such a proposal would be in the best interest of the shareholders.

               h. Oppose vague, overly broad, open-ended or general "other business" proposals for which insufficient detail or explanation is provided or risks or consequences of a vote in favor can not be ascertained.

               i. Make sure management is complying with new reform measures by the NYSE and NASDAQ and Sarbanes-Oxley Act of 2002 focusing on auditor independence and improved board and committee representation. Within these general parameters the following guidelines will be considered:

                    - PIM generally will vote against auditors and withhold votes from Audit Committee members if Non-audit ("other") fees are greater than the sum of audit fees + audit-related fees + permissible tax fees.

                         In applying the above fee formula, PIM will use the following definitions:

                         --Audit fees shall mean fees for statutory audits, comfort letters, attest services, consents, and review of filings with SEC

                         --Audit-related fees shall mean fees for employee benefit plan audits, due diligence related to M&A, audits in connection with acquisitions, internal control reviews, consultation on financial accounting and reporting standards

                         --Tax fees shall mean fees for tax compliance (tax returns, claims for refunds and tax payment planning) and tax consultation and planning (assistance with tax audits and appeals, tax advice relating to M&A, employee benefit plans and requests for rulings or technical advice from taxing authorities)

                    - PIM will apply a CASE-BY-CASE approach to shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services), taking into account whether the non-audit fees are excessive (per the formula above) and whether the company has policies and procedures in place to limit non-audit services or otherwise prevent conflicts of interest.

                    - PIM generally will evaluate director nominees individually and as a group based on ISS opinions and recommendations as well as our personal assessment of management record and reputation, business knowledge and background, shareholder value mindedness, accessibility, corporate governance abilities, attention and awareness, and character.

                    - PIM generally will withhold votes from any insiders on audit, compensation or nominating committees.

          j. PIM generally will support re-incorporation proposals that are in the best interests of shareholders and shareholder value.

          k. PIM will abstain from voting when the potential monetary or other cost to its clients of voting outweighs the benefit of doing so. Without limiting the generality of the foregoing, if the company imposes a blackout period for purchases and sales of securities after particular proxy is voted, PIM generally will abstain from voting that proxy.

It is understood that PIM's and ISS's ability to commence voting proxies for new or transferred accounts is dependent upon the actions of custodian's and banks in updating their records and forwarding proxies. As part of its new account opening process PIM will send written notice to the Custodians of all clients who have authorized us to vote their proxies and instruct them to direct all such proxies to: ISS/1520/PIM, 2099 Gaither Road, Suite 501, Rockville, Maryland 20850-4045. These instructions will be included in PIM's standard initial bank letter pack. If ISS has not received any ballots for a new account within 2 to 4 weeks of the account opening, ISS will follow-up with the Custodian. If ISS still has not received any ballots for the account within 6 to 8 weeks of the account opening, they will notify our Proxy Coordinator and Director of Operations and Administration who will work with the client to cause the Custodian to begin forwarding ballots. PIM will not be liable for any action or inaction by any Custodian or bank with respect to proxy ballots and voting.

     4.   Return Proxies

The Director of Operations and Administration shall send or cause to be sent (or otherwise communicate) all votes to the company or companies soliciting the proxies within the applicable time period designated for return of such votes. For so long as ISS or a similar third party service provider is handling the mechanics of voting client shares, the Director of Compliance will periodically verify that votes are being sent to the companies. Such verification will be accomplished by selecting random control numbers of proxies solicited during a quarter and calling ADP to check that they received and recorded the vote.

III. Corporate Actions

PIM shall work with the clients' Custodians regarding pending corporate actions. Corporate action notices received from our portfolio accounting system's Alert System and/or from one or more Custodians shall be directed to our Operations Administrative Personnel who will check our records to see which client accounts hold the security for which the corporate action is pending. If the corporate action is voluntary and thus requires an affirmative response, such personnel will confirm that we have received a response form for each affected client account before the response date. The Research Analyst covering the Company will then be informed of the action so that he/she can determine if the accounts should participate and what response should be given. The Research Analyst shall consult with the firm's Director of Research and applicable Portfolio Manager when making this determination. Once determined, the response shall then be communicated back to the Custodians by our Operations Administrative Personnel by fax. On our fax cover letter, we will request a signed confirmation of our instructions from the custodian and ask them to send this page with their signature back to us. We will make follow-up calls to the custodians to get them to return the signed fax, as needed. PIM's Operations Administrative Personnel also will check the Company's website for any corporate action processing information it may contain. On the date the action should be processed, the transactions will be booked in our portfolio management system. If the action results in accounts owning fractional shares of a security those shares will be sold off using the price per whole share found on the website. All faxes, notes and other written materials associated with the corporate action will be kept together in a folder that will be filed with the red proxy files.

PIM SHALL NOT HAVE ANY RESPONSIBILITY TO INITIATE, CONSIDER OR PARTICIPATE IN ANY BANKRUPTCY, CLASS ACTION OR OTHER LITIGATION AGAINST OR INVOLVING ANY ISSUE OF SECURITIES HELD IN OR FORMERLY HELD IN A CLIENT ACCOUNT OR TO ADVISE OR TAKE ANY ACTION ON BEHALF OF A CLIENT OR FORMER CLIENT WITH RESPECT TO ANY SUCH ACTIONS OR LITIGATION. PIM will forward to all affected clients and former clients any important class action or other litigation information received by PIM. This will not include any mass mailing requests to act as a lead plaintiff or other general solicitations for information. It will include any proof of claims forms, payment vouchers and other similar items.

IV.  Client Disclosures

On or before August 6, 2003, PIM will do a client mailing and provide its existing clients with a copy of these proxy voting policies and procedures, as well as a notice of how they may obtain information from PIM on how PIM has voted with respect to their securities. In addition, PIM will add a summary description of these policies and procedures to Schedule F of Part II of PIM's ADV., and disclose in the ADV how clients may obtain information from PIM on how PIM has voted with respect to their securities. Finally, PIM will include a copy of these proxy voting policies and procedures in each new account pack sent to prospective clients.

V.   Record Keeping

A. PIM will maintain a list of dedicated proxy contacts for its clients. Each client will be asked to provide the name, email address, telephone number and post office mailing address of one or more persons who are authorized to receive, give direction under and otherwise act on any notices and disclosures provided by PIM pursuant to Section II.C.2.f of these policies. With respect to ERISA plan clients, PIM shall take all reasonable steps to ensure that the dedicated proxy contact for the ERISA client is a named fiduciary of the plan.

B. PIM will maintain and/or cause to be maintained by any proxy voting service provider engaged by PIM the following records. Such records will be maintained for a minimum of five years. Records maintained by PIM shall be kept for 2 years at PIM's principal office and 3 years in offsite storage.

     i. Copies of PIM's proxy voting policies and procedures, and any amendments thereto.

     ii. Copies of the proxy materials received by PIM for client securities. These may be in the form of the proxy packages received from each Company and/or ISS, or downloaded from EDGAR, or any combination thereof.

     iii. The vote cast for each proposal overall as well as by account.

     iv. Records of any calls or other contacts made regarding specific proxies and the voting thereof.

     v. Records of any reasons for deviations from broad voting guidelines.

     vi. Copies of any document created by PIM that was material to making a decision on how to vote proxies or that memorializes the basis of that decision.

     vii. A record of proxies that were not received, and what actions were taken to obtain them.

     vi. Copies of any written client requests for voting summary reports and the correspondence and reports sent to the clients in response to such request (these shall be kept in the REPORTS folder contained in the client OPS file).

VI.  Review of Policies

The proxy voting policies, procedures and guidelines contained herein have been formulated by PIM's proxy committee. This committee consists of PIM's Director of Research, Director of Compliance and at least one Portfolio Manager (who represents the interests of all PIM's portfolio managers and is responsible for obtaining and expressing their opinions at committee meetings). The committee shall review these policies, procedures and guidelines at least annually, and shall make such changes as they deem appropriate in light of then current trends and developments in corporate governance and related issues, as well as operational issues facing the firm.

Finally Adopted and Approved by the Pzena Investment Management Executive Committee on June 26, 2003

                           RORER ASSET MANAGEMENT, LLC
                   DRAFT - PROXY VOTING POLICIES & PROCEDURES
                                    JUNE 2003

A. Rule 206(4)-6 (Release No. IA-2106)

Rule 206(4)-6 under the Investment Advisers Act of 1940, effective on August 6, 2003, states that it would be a fraudulent, deceptive, or manipulative act, practice or course of business within the meaning of Section 206(4) of the Advisers Act for an investment adviser to exercise proxy voting authority with respect to client securities unless:

         (a) The adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of clients. The policies should address any material conflicts of interest that may arise between the adviser and its clients, and how those conflicts of interests will be resolved in the best interest of its clients;

         (b) The adviser discloses to clients how they may obtain the information on how the adviser voted their proxies; and

         (c) The adviser has disclosed its proxy voting policies and procedures to clients and, upon request, has furnished a copy to clients.

NOTE: The rule applies to all SEC registered investment advisers who exercise proxy voting authority with respect to client securities. This includes investment advisers who are contractually obligated to vote proxies and advisers whose advisory contracts are silent on proxy voting, but that contain a broad grant of discretionary authority. Accordingly, since Rorer Asset Management, LLC ("Rorer") exercises voting authority over client proxies, it has adopted the following proxy voting policies and procedures.

B. Proxy Voting Authority

Advisory Accounts

As stated in Rorer's investment advisory agreements and Form ADV Part II (disclosure document), Rorer will vote proxies solicited by, or with respect to, the issuers of securities dictated by the applicable Rorer Model Portfolios. However, Rorer will not vote proxies for the following types of securities:

                  -        Unsupervised securities

                  - Securities in transition (e.g., securities held in a account that are in the process of being sold so the account can be aligned with the Model Portfolio)

                  - Model Securities that have been sold. These represent securities that are no longer in the Model come the time of the proxy vote.

Sub-Advisory Accounts

Rorer will (or will not) be granted proxy voting authority as indicated in accordance with the terms stated in the Sub-Advisory Master Agreement between Rorer and the Sponsor/Adviser or in the Sponsor's client agreement. In most cases, Rorer is granted proxy-voting authority and will vote in accordance with the terms and conditions stated in the agreement.

Taft Hartley/Union Advisory Accounts

For these selected accounts, Rorer will vote proxies according to the interests recommended by the AFL-CIO.

In all cases, clients may expressly retain the right to vote proxies or take any action relating to specified securities held in their account provided they provide timely, prior written notice to Rorer, which releases Rorer from any liability or responsibility with respect to the voting of proxies.

C. Institutional Shareholder Services (ISS)

Rorer has contracted with ISS, a leading provider of proxy voting and corporate governance services, to provide research on corporate governance issues and corporate actions, make proxy vote recommendations, and handle the administrative functions associated with the voting of client proxies. While ISS makes the proxy vote recommendations, Rorer retains the ultimate authority on deciding how to vote. In general, it is Rorer's policy to vote in accordance with ISS's recommendations. However, in the event that Rorer disagrees with ISS's proxy voting recommendations(s), such disagreement will be documented.

ISS maintains proxy vote records and proxy materials including the proxy voting Ballot Issue and Votes Cast. ISS provides Rorer with various proxy voting report, including reports that indicate the number of shares and votes taken for all applicable proxy votes cast. Clients can obtain copies of a vote report for their account upon written request.

D. Conflicts of Interest

Rorer is committed to the highest standards of business conduct. In order for Rorer to identify potential or actual conflicts of interest, it is Rorer's policy that employees must immediately contact the Compliance Department ("Compliance") if they believe that a certain outside activity raises or appears to raise a conflict of interest in connection with their employment or the business activities of Rorer or one of its affiliates. It is every employee's duty to notify Compliance of any conflicting relationships as they arise.

In any instance where a conflict of interest arises, Rorer will vote in accordance with ISS's recommendations, foregoing its right to veto such recommendations.

E. Disclosure

         Rule 206(4)-6 requires advisers with proxy voting authority to make the following disclosures to clients:

         1.       Whether the adviser votes proxies for clients.
                  (DISCLOSED IN RORER'S FORM ADV PART II & ADVISORY AGREEMENTS)

         2. Adviser's proxy voting policies, practices, and procedures. (SUMMARY DISCLOSED IN RORER'S FORM ADV PART II & A COPY OF THE POLICIES IS AVAILABLE UPON REQUEST)

         3. Whether a client can direct a vote in a proxy solicitation. (DISCLOSED IN RORER'S FORM ADV PART II & ADVISORY AGREEMENTS)

         4. How clients can obtain information on how their proxies were voted.

                  (DISCLOSED IN RORER'S FORM ADV PART II & INITIAL DISCLOSURE LETTER)

         5. A copy of proxy policies is available upon request. [The rule requires the disclosure to be "a concise summary of the adviser's proxy voting process, and should indicate that a copy of the policies and procedures is available upon request." The disclosure must be clear and prominent and "not buried" in a longer document.]
                  (DISCLOSED IN RORER'S FORM ADV PART II)

               (SEE EXHIBIT 1 - FORM ADV PROXY VOTING DISCLOSURE)

F. Record Keeping

         Rule 204-2(c)(2) under the Advisers Act requires advisers to make and retain the following books and records:

         (i)      Proxy voting policies and procedures. (Maintained by Rorer)

         (ii) A copy of each proxy statement that the adviser receives regarding client securities.
                  (ISS retains, on Rorer's behalf, a copy of each proxy statement that it receives regarding client securities that can be promptly provided to Rorer upon request or Rorer may obtain a copy of a proxy statement from the SEC's EDGAR system.)

         (iii) A record of each vote cast by the adviser on behalf of a client.
                  (Rorer maintains a record of each proxy vote for the issuer of securities in the applicable model portfolio. Additionally, ISS retains, on Rorer's behalf, records of votes cast that can be promptly provided to Rorer upon request.)

         (iv) A copy of any document created by the adviser that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision. (Maintained by Rorer)

         (v) A copy of each written client request for information on how the adviser voted proxies on behalf of the client, and a copy of any written response by the adviser to any (written or oral) client request for information on how the adviser voted proxies on behalf of the requesting client.
                  (Maintained by Rorer)

G. Responsible Personnel

The following outlines responsibilities for establishing, implementing and enforcing the policies and procedures set forth herein:

         Proxy Manager

         The Proxy Manager is responsible for the following functions:

                  a) Oversight and due diligence of ISS (to ensure that ISS is properly voting proxies on behalf of Rorer's clients).

                  b) Providing any client-specific voting instructions to ISS (and also verifying with ISS that client instructions were properly followed).

                  c)       Periodic on-site visits to ISS.

                  d) Notifying Compliance and the Research departments of upcoming proxy contests involving Rorer holdings by forwarding them with ISS's voting recommendations.

                  e) Forwarding Compliance quarterly proxy vote information for the Model portfolios.

         Compliance

         Compliance is responsible for:

                  a) Review of selected New Account paperwork to check the consistency between the proxy voting election in the paperwork and the Firm's system.

                  b) Disclosing Rorer's proxy voting practices within Form ADV Part II, monitoring for any material conflicts, and for maintaining a database of each written client request for proxy voting information.

                  c) Reviewing the policies and procedures stated herein to ensure they are being implemented effectively and working as intended. In addition, Compliance will review Rorer's proxy voting disclosure within Form ADV Part II to ensure that the written disclosure is clear and accurately reflects current policies and procedures.

         Investment Services & Institutional Services

         Investment Services and Institutional Services are responsible for:

                  a) Providing clients and/or brokers/financial consultants, upon request, with proxy voting records and/or a copy of Rorer's proxy voting policies.

                           (If an Advisory or Sub-Advisory Client requests information on how their proxies were voted for specific securities, and the account is set up to accommodate these requests, Rorer will provide a report from ISS on how proxies were voted for the securities held in the account. However, if the account is not set up that way, or the account's proxy votes are aggregated, Rorer will provide a report from ISS on how proxies were voted for the securities held in the Model Portfolios, which is updated on a quarterly basis.

                   (SEE EXHIBIT 2 - PROXY VOTE SUMMARY REPORT)

                  b) Ensuring that each written client request and any written response must be scanned into the client's file in OnBase under `Proxy Vote Client Request' (i.e., e-mails sent to brokers, or written letters sent to clients).

         Research

         Research Analysts are responsible for:

                  a) Notifying Compliance of any existing or new personal or business relationships with any executive director or officer of a company whose securities are (or may be) recommended to the firm's clients (potential conflict of interest).

                  b) Reviewing ISS recommendations, voting proxies and documenting any votes that differ from ISS recommendations.

                                    EXHIBIT 1
                        FORM ADV PROXY VOTING DISCLOSURE

                                  PROXY VOTING

Rorer has contracted with Institutional Shareholder Services ("ISS"), a leading provider of proxy voting and corporate governance services, to provide research on corporate governance issues and corporate actions, make proxy vote recommendations, and handle the administrative functions associated with the voting of client proxies. While ISS makes the proxy vote recommendations, Rorer retains the ultimate authority on deciding how to vote. In general, it is Rorer's policy to vote in accordance with ISS's recommendations. However, in the event that Rorer disagrees with ISS's proxy voting recommendations(s), our rationale will be internally documented.

When requested by a client, Rorer will vote proxies for all securities currently held in the Rorer Model Portfolio. However, Rorer will not vote proxies for the following types of securities:

         i) Securities no longer held in the Rorer Model Portfolio at the time of the proxy vote

         ii) Securities held in the account that are not part of the Rorer Model Portfolio

For Taft Hartley and Union advisory accounts Rorer will vote proxies in accordance with AFL-CIO guidelines.

Clients may vote their own proxies generally or on specific issues, provided Rorer obtains timely, prior written notice. If you have instructed us to vote your proxies and would like to obtain information on how they were voted, or if you would like a copy of Rorer's Proxy Voting Policies and Procedures, please contact Investment Services at 800-544-6737, or write to Rorer Asset Management, LLC, One Liberty Place, Suite 5100, Philadelphia, PA 19103-7301, Attn:
Compliance.

                                    EXHIBIT 2

                                 FOURTH QUARTER
                            PROXY VOTE SUMMARY REPORT
              RORER LARGE CAP RELATIVE VALUE EQUITY MODEL PORTFOLIO

                                                                           MANAGEMENT
    MEETING                          COMPANY/               SECURITY       RECOMMENDA          VOTE         RECORD
   DATE/TYPE                       BALLOT ISSUES               ID.            TION             CAST          DATE
-------------------------------------------------------------------------------------------------------------------
10/08/02 - Annual      THE PROCTER & GAMBLE COMPANY       742718109                                        07/26/02
                       1     Elect Directors                                   For             For
                       2     Ratify Auditors                                   For             For
                             SHAREHOLDER PROPOSALS
                       3     Restore or Provide for                          Against           For
                             Cumulative Voting

                              In this case, the company fails to meet all of the aforementioned corporate governance and performance criteria. Accordingly, the proposal warrants shareholder support.

                       4     Label Genetically                               Against         Against
                             Engineered Foods
                       5     Implement and Monitor                           Against         Against
                             Code of Corporate Conduct-
                             ILO Standards

11/05/02 - Annual      MICROSOFT CORP.                    594918104                                        09/09/02

                       1     Elect Directors                                   For             For
                       2     Approve Employee Stock                            For             For
                             Purchase Plan
                             SHAREHOLDER PROPOSALS
                       3     China Principles                                Against         Against
                       4     Limit Auditors to 25% of                        Against         Against
                             Aggregate Fees When
                             Providing Non-Audit
                             Services

THIS PROXY VOTE SUMMARY REPORT REPRESENTS RORER'S VOTING RECORD, ABSENT SPECIFIC CLIENT DIRECTION, FOR SECURITIES HELD IN THE FIRM'S LARGE CAP RELATIVE VALUE EQUITY MODEL PORTFOLIO FOR THE PERIOD INDICATED. RORER MAY HAVE VOTED DIFFERENTLY FOR CERTAIN CLIENT ACCOUNTS, BASED ON CLIENT SPECIFIC DIRECTION. THIS SUMMARY SHOULD NOT BE REPRODUCED OR DISTRIBUTED WITHOUT THE EXPRESS WRITTEN CONSENT OF RORER ASSET MANAGEMENT, LLC.

                         ROXBURY CAPITAL MANAGEMENT, LLC
                        PROXY VOTING POLICY AND PROCEDURE

In accordance with Roxbury Capital Management, LLC's (Roxbury) Investment Management Agreement, Roxbury will vote all proxies on behalf of a client's portfolio unless the client requests otherwise in writing.

Roxbury's Proxy Committee will make proxy voting decisions. The members of Roxbury's Proxy Committee are portfolio managers, analysts, and at least one other employee. The Proxy Committee will have at least three members at all times.

The analyst assigned to monitor the issuer of the security whose proxy is to be voted upon will review the issues to be voted upon, related information, and the research provided by Investor Responsibility Research Center (IRRC), a proxy research service. IRRC also provides customized proxy research consistent with Roxbury's policies for accounts with special vote sensitivities, including socially responsible and Taft Hartley accounts. The analyst will make a recommendation to the Proxy Committee as to how the proxy issues should be voted.

The Proxy Committee will review the recommendations provided by Roxbury's analyst. After review of these recommendations, the proxy will be voted according to the majority vote of the Proxy Committee. If a Proxy Committee member disagrees with the recommendations of the analyst, the reasons for the disagreement will be documented.

Any vote involving a tender offer is analyzed in terms of whether the portfolio would receive a higher economic value by holding the investment than by tendering now and reinvesting the proceeds. As a matter of policy, Roxbury will vote proxies in a manner that solely benefits the client's portfolio and protects the economic interest of the client's portfolio. Roxbury's voting is subject to any proxy voting guidelines or direction of a client as long as following the proxy voting guidelines or direction is prudent under the circumstances. Any conflicts between the interests of an employee benefit plan's portfolio and the plan sponsor's interests will be resolved in favor of the plan's portfolio. Material conflicts of interest may be resolved by Roxbury obtaining an independent, third party opinion.

If the industry analyst assigned to review the proxy personally owns any of the securities of the issuer whose proxy is being voted upon, or an acquiring company, the analyst will disqualify himself from making any vote recommendations and another analyst will then review the proxy. Further, if the industry analyst assigned to review the proxy has any relative in management of the issuer whose proxy is being voted upon, or an acquiring company, the industry analyst will disqualify himself from making any vote recommendations and another analyst will then review the proxy. In either case, the proxy will be assigned to a different analyst but, the industry analyst will still be available to answer questions about the issuer from other Proxy Committee members.

Roxbury will keep documents of proxy decisions made by the Proxy Committee.

Roxbury uses ADP ProxyEdge, a proxy voting agency service, to ensure all votable shares get voted, ensure all shares get voted according to the Proxy Committee's decisions, and provide timely reporting for Roxbury and its clients. A portfolio may be voted using ADP ProxyEdge if the custodian of the Portfolio's assets has a relationship with ADP ProxyEdge. Proxies for portfolios not set up on ADP ProxyEdge will be voted using other means.

In addition, Roxbury does not vote proxies for some accounts that it manages under agreements it has with certain brokerage consultant firms whereby clients pay a single fee based on a percentage of assets under management for brokerage, custody and Roxbury's investment management services ("Wrap Fee Agreement"). If Roxbury does not vote the proxies, it makes proxy voting recommendations to the brokerage consultant firm with whom it has a Wrap Fee Agreement and that firm votes the proxies.

Roxbury will provide a report of how proxies were voted and a copy of our proxy voting policy and procedure to those clients who request such information.

PROXY VOTING POLICY [SSGA LOGO]

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the SSgA Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. For those clients for whom SSgA has undertaken to vote proxies, SSgA retains the final authority and responsibility for such voting. In addition to voting proxies for such clients, SSgA:

      1)    provides the client with this written proxy policy, upon request;

      2)    matches proxies received with holdings as of record date;

      3) reconciles holdings as of record date and rectifies any discrepancies;

      4) applies its proxy voting policy consistently and keeps records of votes for each client in order to verify the consistency of such voting

      5)    documents the reason(s) for voting for all non-routine items; and

      6) keeps records of such proxy voting available for inspection by the client or governmental agencies, both to determine whether votes were consistent with policy and to determine whether all proxies were voted.

In order to facilitate this proxy voting process, SSgA retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process.

Though we follow general voting guidelines, we recognize the need to review all votes on a case-by-case basis. SSgA also endeavors to show sensitivity to local market practices when voting the agenda of non-U.S. companies. If, after reviewing a company, our proxy specialists and consultant firms determine that there are no unusual circumstances relating to that company, we vote according to our guidelines. If we discover areas of concern, we examine each of that company's issues in detail, and vote as we determine to be in the best interests of our clients.

For most issues, we abide by the following general guidelines:

MANAGEMENT PROPOSALS

I. SSgA generally, although not always, votes in support of management on the following ballot items, which are fairly common management-sponsored initiatives:

      - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities

      -     Approval of auditors

      -     Directors' and auditors' compensation

AMENDED JUNE 2002                                                    PAGE 1 OF 6

PROXY VOTING POLICY [SSGA LOGO]

      -     Directors' liability and indemnification

      -     Discharge of board members and auditors

      -     Financial statements and allocation of income

      - Dividend payouts that are greater than or equal to country and industry standards

      -     Authorization of share repurchase programs

      -     General updating of or corrective amendments to charter

      -     Change in Corporation Name

      -     Elimination of cumulative voting

II. SSgA generally, although not always, votes in support of management on the following items, which have potentially substantial financial or best-interest impact:

      - Capitalization changes which eliminate other classes of stock and voting rights

      - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

      - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

      -     Elimination of "poison pill" rights

      - Stock purchase plans with an exercise price of not less that 85% of fair market value

      -     Stock option plans which are incentive based and not excessive

      -     Other stock-based plans which are appropriately structured

      -     Reductions in super-majority vote requirements

      -     Adoption of anti-"greenmail" provisions

III. SSgA generally, although not always, does not support management on the following items, which have potentially substantial financial or best interest impact:

      - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

AMENDED JUNE 2002                                                    PAGE 2 OF 6

PROXY VOTING POLICY [SSGA LOGO]

      - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

      - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

      - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

      -     Elimination of Shareholders' Right to Call Special Meetings

      -     Establishment of classified boards of directors

      - Reincorporation in a state which has more stringent anti-takeover and related provisions

      - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

      -     Excessive compensation

      - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

      -     Adjournment of Meeting to Solicit Additional Votes

      - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA, generally votes, as follows:

      - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

      - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

      - Against offers when there are prospects for an enhanced bid or other bidders

      - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

AMENDED JUNE 2002                                                    PAGE 3 OF 6

PROXY VOTING POLICY [SSGA LOGO]

SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. In accordance with ERISA, SSgA holds that it is inappropriate to use plan assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. SSgA generally, although not always, votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

      -     Requirements that auditors attend the annual meeting of shareholders

      -     Establishment of an annual election of the board of directors

      - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

      - Mandates that amendments to bylaws or charters have shareholder approval

      -     Mandates that shareholder-rights plans be put to a vote or repealed

      -     Establishment of confidential voting

      - Expansions to reporting of financial or compensation-related information, within reason

      -     Repeals of various anti-takeover related provisions

      -     Reduction or elimination of super-majority vote requirements

      -     Repeals or prohibitions of "greenmail" provisions

      -     "Opting-out" of business combination provisions

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA generally, although not always, votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

      - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

      - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

      - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

AMENDED JUNE 2002                                                    PAGE 4 OF 6

PROXY VOTING POLICY [SSGA LOGO]

      - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA generally, although not always, does not support shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

      -     Limits to tenure of directors

      - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

      -     Restoration of cumulative voting in the election of directors

      - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

      - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

      - Proposals that require inappropriate endorsements or corporate actions

SHAREHOLDER ACTIVISM

We at SSgA agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns. In addition, SSgA monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, SSgA's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against

AMENDED JUNE 2002                                                    PAGE 5 OF 6

PROXY VOTING POLICY [SSGA LOGO]

management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, SSgA is able to promote the best interests of its fellow shareholders and its clients. The SSgA Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

AMENDED JUNE 2002                                                    PAGE 6 OF 6

                         SUSTAINABLE GROWTH ADVISERS, LP

                       PROXY VOTING POLICY AND PROCEDURES

                               STATEMENT OF POLICY

      Sustainable Growth Advisers, LP ("SGA") acts as a discretionary investment adviser for various clients and registered mutual funds. Our authority to vote the proxies of our clients is established by our investment advisory agreement or other written directives. SGA's proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of the clients. The policy and procedures are updated as appropriate to take into account developments in the law, best practices in the industry, and refinements deemed appropriate by SGA. Material conflicts are resolved in the best interest of the clients or in accordance with specific client directives.

      SGA's policies and procedures are based on the following: legislative materials, studies of corporate governance and other proxy voting issues, analyses of shareholder and management proposals and other materials helpful in studying the issues involved.

      The litmus test of any proposal, whether it is advanced by management or by one or more shareholders, is whether the adoption of the proposal allows the company to carry on its affairs in such a manner that the clients' best interests will be served. The proxy vote is an asset belonging to the client. SGA votes the proxies to positively influence corporate governance in a manner that, in SGA's best judgment, enhances shareholder value.

      SGA takes a limited role or declines to take responsibility for voting client proxies under the following circumstances:

      1. Responsibility of voting proxies has been assigned to another party in the advisory contract or other written directives. In the case of an ERISA client, the voting right has been retained by a named fiduciary of the plan other than SGA.

      2. Once a client account has been terminated with SGA in accordance with the investment advisory agreement, SGA will not vote any proxies received after the termination.

      3. Security positions that are completely sold from a clients account between proxy record date and meeting date, SGA will not vote the proxy.

      4. Proxies for securities held in an unsupervised portion of the client's account generally will not be voted.

      5. Proxies for securities on loan that must be recalled in order to vote, generally will not be voted.

      6. Specialized treatment in voting proxies when directed in the advisory contract or other written directives. These directions to vote proxies may be different from SGA's policy and procedures.

      7. Specialized treatment may be applied to ERISA accounts as SGA's responsibilities for voting ERISA accounts include: the duty of loyalty, prudence, compliance with the plan, as well as a duty to avoid prohibited transactions.

These policies and procedures are provided to clients upon request, with the provision that they may be updated from time to time. Clients can also obtain information on how proxies were voted.

                                   PROCEDURES

      Designated individuals are assigned the duties of receiving and reviewing proxies. These individuals ensure that proxies are voted only for those clients that have designated this authority to SGA.

      Judgmental issues are reviewed by senior investment professionals to determine if adopting the proposal is in the best interest of our clients. An assessment is made to determine the extent to which there may be a material conflict between the adviser's interests and those of the client. If conflicts arise, SGA will vote in accordance with its pre-determined policies.

      As part of recordkeeping the following documents are maintained: (1) copy of the policies and procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by SGA that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and SGA's written response to any (written or oral) client request for such records. These records are maintained for a period of five years.

                              CATEGORIES OF ISSUES

      It is the policy of SGA to generally vote with management on routine matters affecting the future of the corporation. If we frequently disagree with management, we will generally sell the stock. Occasionally, however when merger proposals or other corporate restructuring are involved, we vote shares we manage based on our best judgment as to what will produce the highest return relative to risk.

      Following are examples of agenda items that SGA generally APPROVES:

Election of Directors: Unless SGA has reason to object to a given director, each director on management's slate is approved.

Approval of Auditors: SGA generally defers to management in picking a CPA firm and votes for management's choice.

Directors' Liability and Indemnification: Since this is a legitimate cost of doing business and important to attracting competent directors, SGA generally approves.

Updating the Corporate Charter: Management periodically asks shareholders to vote for housekeeping updates to its charter and SGA generally approves.

Increase in the Common Share Authorization: As long as the increase is reasonable, SGA generally approves.

Stock Purchase Plans: SGA believes that equity participation plans positively motivate management, directors and employees. Therefore, SGA generally approves stock purchase plans unless we have reason to object.

Stock Option Plans and Stock Participation Plans: If in SGA's judgment and provided that they are not excessive, these plans are generally approved since they motivate management to enhance shareholder value.

      Following are examples of issues presented for shareholder vote that are generally OPPOSED because their approval is judged not to be in the best interest of the client.

Elimination of Pre-Emptive Rights: Pre-emptive rights have value to the stockholder. They can be sold outright or used to buy additional shares, usually at a significant discount to the stock's market price. To approve their elimination would mean giving away something of potential value to the client. Elimination of pre-emptive rights also potentially dilutes the shareholders' proportionate share of current holdings and diminishes shareholder rights or control over management. Therefore, SGA generally opposes their elimination.

Poison Pills: These are usually referred to as Shareholder Rights Plans and are used by management to prevent an unfriendly takeover. Generally, management asks the shareholders to approve a huge increase in authorized common shares often accompanied by the approval of a new issue of preferred stock, the terms of which can be set later by management at the onset of an uninvited bid for the company. SGA generally opposes these and other devices utilized by corporate management to elude acquirers, raiders or other legitimate offers unless it views such devices as likely to increase shareholder value in the future and not just entrench management.

Proposals to Establish Staggered Boards: Since staggered election dates of board members impede hostile acquisitions and serve to entrench current management, they are not in the best interest of the shareholder and are generally opposed. It is SGA's judgment that uninvited bids for the company's stock should not be discouraged. They are usually at a substantial premium over the existing market price, so they can be very profitable to the shareholder. It is better that management have a threat of an unwanted bid to give them the incentive to manage the company for the enhancement of shareholder value.

New Classes of Shares Having Different Voting Rights: These are not in the client's best interest because they are contrary to the principle of "one share one vote" and could dilute the current stockholders' control.

Shareholders Proposals That Offer No Specific Economic Benefit to the Client:
When social issues are proposed by one or more shareholders, SGA evaluates them to determine if their approval will be of economic benefit to the client or whether their adoption will result in additional cost to the company and/or impede its ability to do business. If the proposal offers no economic benefit, it is generally opposed.

                              CONFLICTS OF INTEREST

      SGA's proxy voting policies and procedures are designed to ensure that proxies are properly voted, material conflicts are avoided, and fiduciary obligations are fulfilled.

      SGA personnel may be nominated to serve on the board of directors of a portfolio company. In these cases, the SGA employee serving as director must balance his or her duty owed to SGA's clients with his or her duty owed to all of the shareholders of the Company. The SGA Proxy Committee (the "Committee") will make decision on how to vote the proxies of a portfolio company where an SGA employee serves as director on the board. The Committee presently consists of the three principals of SGA. Any investment professional serving on the committee shall not have primary responsibility for SGA's relationship with the applicable portfolio company.

There any be occasions (although SGA anticipates they would be rare) where the proxy guidelines or policies of one of the managed accounts may conflict with SGA's general guidelines or with the guidelines or policies of another managed account. In such a case, it is SGA's policy to attempt to comply with each of the different client policies so long as, in doing so, SGA continues to comply with ERISA and any other applicable law, regulation and policy. In order to achieve compliance with differing guidelines or policies, it ma be necessary to vote the proxies on a proportionate basis (based on number of shares held). If there is to be a departure from a client's proxy voting policy or guidelines, a Principal of SGA will contact the designated representative at the client to address and resolve the situation as appropriated.

      To obtain information on how Sustainable Growth Advisers, LP has voted proxies, you may contact us at:

                         Sustainable Growth Advisers, LP
                      1285 Ave of the Americas, 35th Floor
                             New York, NY 10019-6028

                            By phone: (212) 554-4997
                             By fax: (212) 554-4964
                          E-mail: mgreve@sgadvisers.com

                 T. ROWE PRICE ASSOCIATES, INC AND T. ROWE PRICE
                               INTERNATIONAL, INC

                      PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

         T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc ("T. ROWE PRICE") recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company's directors and on matters affecting certain important aspects of the company's structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies which it sponsors and serves as investment adviser ("T. ROWE PRICE FUNDS") and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

         T. Rowe Price has adopted these Proxy Voting Policies and Procedures ("POLICIES AND PROCEDURES") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

         FIDUCIARY CONSIDERATIONS. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

         CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company's management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

ADMINISTRATION OF POLICIES AND PROCEDURES

         PROXY COMMITTEE. T. Rowe Price's Proxy Committee ("PROXY COMMITTEE") is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund's Investment Advisory Committee or the counsel client's portfolio manager.

         INVESTMENT SUPPORT GROUP. The Investment Support Group ("INVESTMENT SUPPORT GROUP") is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

         PROXY ADMINISTRATOR. The Investment Support Group will assign a Proxy Administrator ("PROXY ADMINISTRATOR") who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers and regional managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

         In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's proxy voting guidelines, and many of our guidelines are consistent with ISS positions,
T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

MEETING NOTIFICATION

         T. Rowe Price utilizes ISS' voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through ProxyMaster.com, an ISS web-based application. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to T. Rowe Price upon request.

VOTE DETERMINATION

         ISS provides comprehensive summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

         Portfolio managers may decide to vote their proxies consistent with T. Rowe Price's policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. ROWE PRICE VOTING POLICIES

         Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:

         Election of Directors - T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. We withhold votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We vote against management efforts to stagger board member terms because a staggered board may act as a deterrent to takeover proposals.

- Anti-takeover and Corporate Governance Issues - T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights. Also, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights when voting on corporate governance proposals.

- Executive Compensation Issues - T. Rowe Price's goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock.

- Social and Corporate Responsibility Issues - Vote determinations for corporate responsibility issues are made by the Proxy Committee using ISS voting recommendations. T. Rowe Price generally votes with a company's management on the following social issues unless the issue has substantial economic implications for the company's business and operations which have not been adequately addressed by management:

         -        Corporate environmental practices;

         -        Board diversity;

         -        Employment practices and employment opportunity;

         -        Military, nuclear power and related energy issues;

         - Tobacco, alcohol, infant formula and safety in advertising practices;

         -        Economic conversion and diversification;

         -        International labor practices and operating policies;

         -        Genetically-modified foods;

         -        Animal rights; and

         - Political contributions/activities and charitable contributions.

         Global Portfolio Companies - ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company's domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for foreign markets. The Proxy Committee has reviewed ISS' general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

         Votes Against Company Management - Where ISS recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. If a research analyst or portfolio manager believes that management's view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she may elect to vote contrary to management.

         Index and Passively Managed Accounts - Proxy voting for index and other passively-managed portfolios is administered by the Investment Support Group using ISS voting recommendations when their recommendations are consistent with
T. Rowe Price's policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

         Divided Votes - In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Investment Support Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. Opposing votes will be cast only if it is determined to be prudent to do so in light of each client's investment program and objectives. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

         Shareblocking - Shareblocking is the practice in certain foreign countries of "freezing" shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. T. Rowe Price's policy is generally to vote all shares in shareblocking countries unless, in its experience, trade settlement would be unduly restricted.

         Securities on Loan - The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price's policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

VOTE EXECUTION AND MONITORING OF VOTING PROCESS

         Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS's ProxyMaster system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.

         On a daily basis, the Proxy Administrator queries the ProxyMaster system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders' meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.

         Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company's domicile.

MONITORING AND RESOLVING CONFLICTS OF INTEREST

         The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting.

         Application of the T. Rowe Price guidelines to vote clients proxies should in most instances adequately address any possible conflicts of interest since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Administrator and the Proxy Committee review all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred by the Proxy Administrator to designated members of the Proxy Committee for immediate resolution. Voting of T. Rowe Price Group, Inc. common stock (sym:
TROW) by certain T. Rowe Price Index Funds will be done in all instances accordance with T. Rowe Price policy and votes inconsistent with policy will not be permitted.

REPORTING AND RECORD RETENTION

         Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

         T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC's EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

                        TEMPLETON INVESTMENT COUNSEL, LLC
                       PROXY VOTING POLICIES & PROCEDURES

RESPONSIBILITY OF TEMPLETON INVESTMENT COUNSEL, LLC TO VOTE PROXIES

Templeton Investment Counsel, LLC (hereinafter "TIC") has delegated its administrative duties with respect to voting proxies to Franklin Templeton Companies, LLC ("FTC,LLC"), a company wholly owned by Franklin Resources, Inc. which provides a variety of administrative services including legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies which TIC sponsors and any separate accounts managed by TIC) that has either delegated proxy voting administrative responsibility to FTC,LLC or has asked for information on the issues to be voted. FTC,LLC will then vote proxies on behalf of those clients who have properly delegated such responsibility or will inform clients that have not delegated the voting responsibility but who have requested voting advice about TIC's views on such proxy votes. This service is also provided by FTC,LLC to other advisory affiliates of TIC within the Franklin Templeton organization.

HOW TEMPLETON INVESTMENT COUNSEL, LLC VOTES PROXIES

FIDUCIARY CONSIDERATIONS

All proxies will be voted based upon TIC's instructions and/or policies. TIC will vote proxies solely in the interests of the client, TIC managed fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. As a matter of policy, the officers, directors and employees of FTC,LLC and TIC will not be influenced by outside sources whose interests conflict with the interests of clients, shareholders or participants and beneficiaries. Any conflict of interest will be resolved in the interests of the client, shareholders or participants and beneficiaries.

WEIGHT GIVEN MANAGEMENT RECOMMENDATIONS

One of the primary factors TIC considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, TIC believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues should be resolved. As a matter of practice, the vote with respect to most issues will be cast in accordance with the position of the company's management, unless it is determined that the ratification of management's position would adversely affect the investment merits of owning the stock. Each issue, however, is considered on its own merits, and the position of the company's

TEMPLETON INVESTMENT COUNSEL, LLC
PROXY VOTING POLICIES & PROCEDURES
December 31, 2002
Page 2

management will not be supported in any situation where it is found not to be in the best interests of our clients.

GENERAL PROXY VOTING GUIDELINES

TIC has adopted the general guidelines for voting proxies (attached as Exhibits A and B). Although these guidelines are to be followed as a general policy, in all cases each proxy will be considered based on the relevant facts and circumstances. As Exhibits A and B cannot provide an exhaustive list of all the issues that may arise, any issues which are substantially similar to ones listed will be voted in accordance with these guidelines.

In all of the situations outlined in Exhibits A and B, the FTC,LLC Proxy Group will review each proxy upon receipt as well as the materials and recommendations that they receive from Institutional Shareholder Services, Inc. ("ISS"), an unaffiliated research service. A member of the Proxy Group will consult with the research analyst who follows the security and/or legal counsel before voting on a particular issue which is not covered in the general guidelines. Any time an agenda item does not fall within the general guidelines of TIC's policies, the Proxy Group must obtain voting instructions from TIC prior to processing that vote.

TIC'S POLICY ON ANTI-TAKEOVER ISSUES

TIC generally opposes anti-takeover measures since they reduce shareholder rights. However, as with all proxy issues, TIC conducts an independent review of each anti-takeover proposal. On occasion, TIC may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm clients' interests as stockholders.

Anti-takeover issues include the following:

         FAIR PRICE PROVISIONS. Fair price provisions attempt to ensure approximately equal treatment for all shareholders in the event of a full-scale takeover. Typically, such a provision requires would-be acquirers that have established threshold positions in target companies at given per-share prices to pay at least as much if they opt for complete control, unless certain conditions are met.

         SUPERMAJORITY RULES. Supermajority provisions require approval by holders of minimum amounts of the common shares (usually 75-80%). While applied mainly to merger bids, supermajority rules may also be extended to cover substantive transfers of corporate assets, liquidations, reverse splits and removal of directors for reasons other than cause. A supermajority provision would make it nearly impossible in some cases for shareholders to benefit from a takeover attempt.

TEMPLETON INVESTMENT COUNSEL, LLC
PROXY VOTING POLICIES & PROCEDURES
December 31, 2002
Page 3

         BOARD CLASSIFICATION. High on the agenda of defense-minded corporate executives are staggered terms for directors, whereby only some (typically one-third) of the directors are elected each year. The "Staggered Board" acts as a bar to unwelcome takeover bids. An aggressive, affluent acquirer would need two years to gain a working majority of directors at a company whose Board members are elected to staggered three-year terms of office.

         SUPERSTOCK. Another takeover defense is superstock (i.e. shares that give holders disproportionate voting rights). For example, a company could propose authorizing a class of preferred stock which could be issued in a private placement with one or more institutional investors and could be designated as having voting rights which might dilute or limit the present voting rights of the holders of common stock. The purpose of this additional class of stock would be to give insiders an edge in fending off an unsolicited or hostile takeover attempt.

         POISON PILLS. The "poison pill" entitles shareholders to purchase certain securities at discount prices in the event of a change in corporate control. Such a measure would make a potential takeover prohibitively expensive to the acquirer.

         GREENMAIL. Proposals relating to the prohibition of "greenmail" are designed to disallow the repurchase of stock from a person or group owning 5% or more of the company's common stock unless approved by the disinterested holders of two-thirds or more of the outstanding stock. They could also prevent the company from repurchasing any class of stock at a price more than 5% above the current fair market price unless an offer is made to all stockholders.

PROXY PROCEDURES

FTC,LLC understands its responsibility to process proxies and maintain proxy records. In addition, TIC understands its duty to vote proxies and that proxy voting decisions may affect the value of the shares of stock. Therefore, FTC,LLC will attempt to process every vote for all domestic and foreign proxies which it receives. However, there are situations in which FTC,LLC cannot process foreign proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Proxy Group will refrain from processing that vote. Additionally, the Proxy Group may not be given enough time to process the vote. For example, the Proxy Group, through no fault of their own, may receive a meeting notice too late, may be unable to obtain a timely translation, or may be unable to obtain voting instructions from TIC prior to the cut-off date. In addition, if TIC has outstanding sell orders in a country which blocks trading for a specific period of time prior to its companies' annual meetings, the proxies for those meetings will not be voted in order to facilitate the sale of those securities.

Moreover, there may be situations in which TIC would request a client or clients to vote their shares themselves. For example, such a request may be made if clients have

TEMPLETON INVESTMENT COUNSEL, LLC
PROXY VOTING POLICIES & PROCEDURES
December 31, 2002
Page 4

represented to TIC that their position on a particular issue differs from the TIC's position. TIC may also ask clients to vote their shares to facilitate ownership of a particular security that TIC believes to be a beneficial asset in a portfolio but where a foreign jurisdiction has set ownership limitations based on voting authority.

TIC may abstain from voting on an agenda item instead or in lieu of voting against that item. There are some jurisdictions in which a shareholder is given the choice of voting for, against or abstaining on an agenda item. For example, if "Other Business" is listed on the agenda with no further information, TIC may enter an "abstain" vote so that the company is on notice that if it had provided additional information, TIC may have voted in favor of that item. TIC will not vote in favor of "Other Business" where that business is not clearly explained in the proxy materials. TIC may also enter an "abstain" vote on the election of certain directors from time to time based on individual situations. In some jurisdictions, an "abstain" vote is viewed exactly the same as a vote against an item, thereby making either a vote against or an abstention interchangeable.

The following describes the standard procedures that are to be followed with respect to carrying out TIC's proxy policy:

1. All proxy materials received will be recorded immediately in a computer database to maintain control over such materials.

2. The Proxy Group will review each proxy upon receipt and any materials, reports or recommendations from ISS to determine if there are any issues which require input from a research analyst or legal counsel.

3. In determining how to vote, TIC will consider the general guidelines described in its proxy policy.

4. The Proxy Group is responsible for preparing the documentation that supports TIC's voting position. Such documentation will include, but is not limited to, memoranda describing the position it has taken, why that position is in the best interest of its clients (including separate accounts such as ERISA accounts as well as mutual funds), an indication of whether it supported management (and if it did not support management, a discussion rebutting the general presumption that we will support management), any information provided by ISS and any other relevant information. Additionally, the Proxy Group may include information obtained from the research analyst and/or legal counsel.

5. After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created.

TEMPLETON INVESTMENT COUNSEL, LLC
PROXY VOTING POLICIES & PROCEDURES
December 31, 2002
Page 5

6. The Proxy Group is responsible for maintaining appropriate files concerning proxy information. Such files will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. All files will be retained for six years, copies of which will be disseminated in whole or in part to any client upon request.

7. The Proxy Group will attempt to send TIC's vote on all proxies to ISS for processing at least three days prior to the meeting for U.S. securities and ten days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy ten days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to ISS in ample time.

8. At the end of each quarter, a computerized report is produced by the Proxy Group for each client that has requested that FTC,LLC furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the quarter and the position taken with respect to each issue. The report is sent to the client by the Proxy Group with one copy retained in the client's file and one copy forwarded to the appropriate portfolio manager. Monthly or annual reports will also be furnished upon request.

9. If the Proxy Group learns of a vote on a material event that will affect a security on loan, we will then notify Fund Treasury who will contact the Custodian Bank in an effort to retrieve the securities. TIC shall use best efforts to call such loans or use other practicable and legally enforceable means to ensure that the Fund is able to fulfill its fiduciary duty to vote proxies with respect to such loaned securities.

TEMPLETON INVESTMENT COUNSEL, LLC
PROXY VOTING POLICIES & PROCEDURES
December 31, 2002
Page 6

------------------------------------------------------------------------------------------------------------------
EXHIBIT A:                                                                     FOR          AGAINST       DETAILED
MANAGEMENT PROPOSALS                                                         PROPOSAL       PROPOSAL       REVIEW
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Accept Financial Statements & Statutory Reports                                 X
------------------------------------------------------------------------------------------------------------------
Adopt New Articles/Charter Privatization-Related                                X
------------------------------------------------------------------------------------------------------------------
Adopt or Amend Dividend Reinvestment Plan                                       X
------------------------------------------------------------------------------------------------------------------
Adopt Supermajority provision to Defend Against Takeover Attempt                               X
------------------------------------------------------------------------------------------------------------------
Adopt/Incorporate Supermajority Vote to Remove Director                         X
------------------------------------------------------------------------------------------------------------------
Allow Agencies to Rate Offered Securities                                       X
------------------------------------------------------------------------------------------------------------------
Allow Board to Set its Own Size                                                 X
------------------------------------------------------------------------------------------------------------------
Allow Questions                                                                 X
------------------------------------------------------------------------------------------------------------------
Amend Articles Board-Related                                                    X
------------------------------------------------------------------------------------------------------------------
Amend Articles Organization-Related                                             X
------------------------------------------------------------------------------------------------------------------
Amend Articles/Charter Compensation-Related                                     X
------------------------------------------------------------------------------------------------------------------
Amend Articles/Charter Equity-Related                                           X
------------------------------------------------------------------------------------------------------------------
Amend Articles/Charter General Matters                                          X
------------------------------------------------------------------------------------------------------------------
Amend Articles/Charter Governance-Related                                       X
------------------------------------------------------------------------------------------------------------------
Amend Bylaws without Shareholder Consent                                        X
------------------------------------------------------------------------------------------------------------------
Amend Charter - Change in Capital                                               X
------------------------------------------------------------------------------------------------------------------
Amend Charter or Bylaws Non-Routine                                             X
------------------------------------------------------------------------------------------------------------------
Amend Corporate Purpose                                                         X
------------------------------------------------------------------------------------------------------------------
Amend Employee Stock Purchase Plan to Increase Shares                           X
------------------------------------------------------------------------------------------------------------------
Amend Incentive Stock Option Plan to Increase Shares                                           X
------------------------------------------------------------------------------------------------------------------
Amend Non-Employee Director Plan - Change Terms                                                X
------------------------------------------------------------------------------------------------------------------
Amend Non-Employee Director Restricted Stock Plan                               X
------------------------------------------------------------------------------------------------------------------
Amend Omnibus Stock Plan to Increase Shares                                     X
------------------------------------------------------------------------------------------------------------------
Amend Quorum Requirements                                                       X
------------------------------------------------------------------------------------------------------------------
Amend Restricted Stock Plan-Increase Shares (up to 5% of outstanding)           X
------------------------------------------------------------------------------------------------------------------
Amend Stock Appreciation Rights Plan-Increase Shares                            X
------------------------------------------------------------------------------------------------------------------
Amend Stock Option Plan to Increase Shares                                                     X
------------------------------------------------------------------------------------------------------------------
Amend Terms of Outstanding Options                                                             X
------------------------------------------------------------------------------------------------------------------
Amend Voting Rights of Existing Stock (increasing rights)                       X
------------------------------------------------------------------------------------------------------------------
Announce Vacancies on Supervisory Board                                         X
------------------------------------------------------------------------------------------------------------------
Appoint Censor(s)                                                               X
------------------------------------------------------------------------------------------------------------------
Appoint Directors Between Meetings                                              X
------------------------------------------------------------------------------------------------------------------
Appoint Shareholders' Committee Members                                         X
------------------------------------------------------------------------------------------------------------------
Appoint, Approve or Ratify Auditors, Alternate, Deputy &/or Internal            X
Statutory Auditors
------------------------------------------------------------------------------------------------------------------
Approve Accounting Treatment of Merger                                          X
------------------------------------------------------------------------------------------------------------------
Approve Acquisition                                                             X
------------------------------------------------------------------------------------------------------------------
Approve Affiliation Agreements w/Subsidiary                                     X
------------------------------------------------------------------------------------------------------------------
Approve Allocation of Income and Dividends                                      X
------------------------------------------------------------------------------------------------------------------

TEMPLETON INVESTMENT COUNSEL, LLC
PROXY VOTING POLICIES & PROCEDURES
December 31, 2002
Page 7

-------------------------------------------------------------------------------------------------------------
Approve Annual Financial Statements if Independent Auditors Rendered            X
Unqualified Opinion
-------------------------------------------------------------------------------------------------------------
Approve Appraisal Rights for Minority Shareholders                              X
-------------------------------------------------------------------------------------------------------------
Approve Bond Repurchase                                                         X
-------------------------------------------------------------------------------------------------------------
Approve Bonus to Family of Deceased Director &/or Auditor                       X
-------------------------------------------------------------------------------------------------------------
Approve Changes (Decrease/Increase) in Authorized, Stated or Share              X
Capital
-------------------------------------------------------------------------------------------------------------
Approve Changes (Decrease/Increase) in Size or Size Range of Board              X
-------------------------------------------------------------------------------------------------------------
Approve Compensation/Related Issues - Directors, Auditors &/or Committees       X
-------------------------------------------------------------------------------------------------------------
Approve Continuation - Canadian &/or Provincial Board Certified                 X
Accountant
-------------------------------------------------------------------------------------------------------------
Approve Control Share Acquisition                                               X
-------------------------------------------------------------------------------------------------------------
Approve Conversion from Closed End to Open End Fund                             X
-------------------------------------------------------------------------------------------------------------
Approve Conversion to Delaware Business Trust or Series Trust                   X
-------------------------------------------------------------------------------------------------------------
Approve Conversion to Self-Managed REIT                                         X
-------------------------------------------------------------------------------------------------------------
Approve Creation of Conditional Capital                                         X
-------------------------------------------------------------------------------------------------------------
Approve Director/Officer Liability &/or Indemnity Policy or Provisions          X
-------------------------------------------------------------------------------------------------------------
Approve Discharge of Auditors                                                   X
-------------------------------------------------------------------------------------------------------------
Approve Discharge of Board, Supervisory Board, Management, &/or President       X
-------------------------------------------------------------------------------------------------------------
Approve Disposition of Assets & Liquidation of Company                          X
-------------------------------------------------------------------------------------------------------------
Approve Distribution Agreement                                                  X
-------------------------------------------------------------------------------------------------------------
Approve Dividend - Company Held Shares                                          X
-------------------------------------------------------------------------------------------------------------
Approve Dividends                                                               X
-------------------------------------------------------------------------------------------------------------
Approve Dual Class Stock Recapitalization - foreign securities only             X
-------------------------------------------------------------------------------------------------------------
Approve Exchange of Debt for Equity                                             X
-------------------------------------------------------------------------------------------------------------
Approve Executive Loans to Exercise or Not to Exercise Options                                 X
-------------------------------------------------------------------------------------------------------------
Approve Financial Assistance/Stock Purchase/Option                                             X
-------------------------------------------------------------------------------------------------------------
Approve Formation of a Holding Company                                          X
-------------------------------------------------------------------------------------------------------------
Approve Incentive Stock Option Plan                                                            X
-------------------------------------------------------------------------------------------------------------
Approve Investment and Financial Policies                                       X
-------------------------------------------------------------------------------------------------------------
Approve Issuance of Eurobonds                                                   X
-------------------------------------------------------------------------------------------------------------
Approve Issuance of Shares for Private Placement                                X
-------------------------------------------------------------------------------------------------------------
Approve Issuance with or without Preemptive Rights                              X
-------------------------------------------------------------------------------------------------------------
Approve Joint Venture Agreement                                                 X
-------------------------------------------------------------------------------------------------------------
Approve Listing on Secondary Exchange                                           X
-------------------------------------------------------------------------------------------------------------
Approve Merger Agreement                                                        X
-------------------------------------------------------------------------------------------------------------
Approve Merger by Absorption                                                    X
-------------------------------------------------------------------------------------------------------------
Approve Merger of Funds                                                         X
-------------------------------------------------------------------------------------------------------------
Approve Minutes of Meeting                                                      X
-------------------------------------------------------------------------------------------------------------
Approve Newspaper Meeting Announcements                                         X
-------------------------------------------------------------------------------------------------------------
Approve Non-Employee Director Plan                                                             X
-------------------------------------------------------------------------------------------------------------

TEMPLETON INVESTMENT COUNSEL, LLC
PROXY VOTING POLICIES & PROCEDURES
December 31, 2002
Page 8

--------------------------------------------------------------------------------------------------------------
Approve Non-Employee Director Stock Awards In Lieu of Cash                      X
--------------------------------------------------------------------------------------------------------------
Approve Omnibus Stock Plan                                                      X
--------------------------------------------------------------------------------------------------------------
Approve Plan of Liquidation                                                     X
--------------------------------------------------------------------------------------------------------------
Approve Proposed Changes to Bank Charter                                        X
--------------------------------------------------------------------------------------------------------------
Approve Public Offer of Subsidiary                                              X
--------------------------------------------------------------------------------------------------------------
Approve Recapitalization Plan                                                   X
--------------------------------------------------------------------------------------------------------------
Approve Reorganization Plan                                                     X
--------------------------------------------------------------------------------------------------------------
Approve Repricing of Options                                                                   X
--------------------------------------------------------------------------------------------------------------
Approve Repricing of Underwater Options                                                        X
--------------------------------------------------------------------------------------------------------------
Approve Restricted Stock Plan                                                                  X
--------------------------------------------------------------------------------------------------------------
Approve Restructuring Plan                                                      X
--------------------------------------------------------------------------------------------------------------
Approve Retirement Benefits for Nonexecutive Directors                                         X
--------------------------------------------------------------------------------------------------------------
Approve Retirement Bonus for Director &/or Statutory Auditors                                  X
--------------------------------------------------------------------------------------------------------------
Approve Reverse Stock Split/Decrease Shares                                     X
--------------------------------------------------------------------------------------------------------------
Approve Sale of Company Assets                                                  X
--------------------------------------------------------------------------------------------------------------
Approve Share Plan Grant                                                        X
--------------------------------------------------------------------------------------------------------------
Approve Special Auditors Report on Related-Party Transactions                   X
--------------------------------------------------------------------------------------------------------------
Approve Spin-Off Agreement                                                      X
--------------------------------------------------------------------------------------------------------------
Approve Standard Accounting Transfers                                           X
--------------------------------------------------------------------------------------------------------------
Approve Statistics; Allocate Income; Discharge Director                         X
--------------------------------------------------------------------------------------------------------------
Approve Stock Appreciation Rights Plan                                          X
--------------------------------------------------------------------------------------------------------------
Approve Stock Award to Executive                                                X
--------------------------------------------------------------------------------------------------------------
Approve Stock Classes/Same Voting Rights                                        X
--------------------------------------------------------------------------------------------------------------
Approve Stock Dividend Program                                                  X
--------------------------------------------------------------------------------------------------------------
Approve Stock Split                                                             X
--------------------------------------------------------------------------------------------------------------
Approve Stock-for-Salary/Bonus Plan                                             X
--------------------------------------------------------------------------------------------------------------
Approve Transaction with a Related Party                                                       X
--------------------------------------------------------------------------------------------------------------
Approve Unlimited Capital Authorization                                                        X
--------------------------------------------------------------------------------------------------------------
Approve/Amend 401(k) Plan                                                       X
--------------------------------------------------------------------------------------------------------------
Approve/Amend Bundled or Deferred Compensation Plans                            X
--------------------------------------------------------------------------------------------------------------
Approve/Amend Employee Stock Purchase Plan                                      X
--------------------------------------------------------------------------------------------------------------
Approve/Amend Employment Agreements                                             X
--------------------------------------------------------------------------------------------------------------
Approve/Amend Executive Incentive Bonus Plan                                    X
--------------------------------------------------------------------------------------------------------------
Approve/Amend Executive Stock Option Plan or Stock Option Plan Grants                          X
--------------------------------------------------------------------------------------------------------------
Approve/Amend Investment Advisory or Subadvisory Agreement                      X
--------------------------------------------------------------------------------------------------------------
Approve/Amend Option Plan/Overseas Employees                                    X
--------------------------------------------------------------------------------------------------------------
Approve/Amend Performance Award Plan                                            X
--------------------------------------------------------------------------------------------------------------
Approve/Amend Security Transfer Restrictions                                    X
--------------------------------------------------------------------------------------------------------------
Approve/Amend Stock Ownership Limitations                                       X
--------------------------------------------------------------------------------------------------------------
Approve/Amend Supplemental Retirement Plan                                      X
--------------------------------------------------------------------------------------------------------------
Authorize "Blank Check" Preferred Stock                                                        X
--------------------------------------------------------------------------------------------------------------
Authorize Board to Fill Vacancies                                               X
--------------------------------------------------------------------------------------------------------------
Authorize Board to Set Terms of Preferred                                       X
--------------------------------------------------------------------------------------------------------------

TEMPLETON INVESTMENT COUNSEL, LLC
PROXY VOTING POLICIES & PROCEDURES
December 31, 2002
Page 9

--------------------------------------------------------------------------------------------------------------
Authorize Filing of Documents                                                   X
--------------------------------------------------------------------------------------------------------------
Authorize Issuance of Bonds/Debentures                                          X
--------------------------------------------------------------------------------------------------------------
Authorize Issuance of Investment Certificates                                   X
--------------------------------------------------------------------------------------------------------------
Authorize New Class of Common &/or Preferred Stock                              X
--------------------------------------------------------------------------------------------------------------
Authorize or Renew Shareholders Rights Plan (Poison Pill)                                      X
--------------------------------------------------------------------------------------------------------------
Authorize Reissuance of Repurchased Shares                                      X
--------------------------------------------------------------------------------------------------------------
Authorize Share Repurchase Program                                              X
--------------------------------------------------------------------------------------------------------------
Authorize Stock with Other Than One Vote/Share                                  X
--------------------------------------------------------------------------------------------------------------
Authorize Superstock to Defend Against Takeover Attempt                                        X
--------------------------------------------------------------------------------------------------------------
Board Delegate Powers to Committees                                             X
--------------------------------------------------------------------------------------------------------------
Board to Execute Approved Resolutions                                           X
--------------------------------------------------------------------------------------------------------------
Cancellation of Company Treasury Shares                                         X
--------------------------------------------------------------------------------------------------------------
Capitalize Reserves for Bonus Issue/Par                                         X
--------------------------------------------------------------------------------------------------------------
Change Company Name                                                             X
--------------------------------------------------------------------------------------------------------------
Change Date/Location of Annual Meeting                                          X
--------------------------------------------------------------------------------------------------------------
Change Denomination of Shares to Euro                                           X
--------------------------------------------------------------------------------------------------------------
Change Fundamental Investment Policy                                            X
--------------------------------------------------------------------------------------------------------------
Change Location of Registered Office                                            X
--------------------------------------------------------------------------------------------------------------
Change State of Incorporation                                                   X
--------------------------------------------------------------------------------------------------------------
Classification of Board of Directors                                                                       X
--------------------------------------------------------------------------------------------------------------
Close Meeting                                                                   X
--------------------------------------------------------------------------------------------------------------
Consider Non-financial Effects of Mergers                                       X
--------------------------------------------------------------------------------------------------------------
Convert Securities (e.g. Participation Certif., Multiple Voting Shares          X
to Common)
--------------------------------------------------------------------------------------------------------------
Create Position of Honorary Director                                            X
--------------------------------------------------------------------------------------------------------------
Create/Eliminate Special Shares Held by Government                              X
--------------------------------------------------------------------------------------------------------------
Declassify the Board of Directors                                                                          X
--------------------------------------------------------------------------------------------------------------
Designate Inspector of Meeting Minutes                                          X
--------------------------------------------------------------------------------------------------------------
Designate Risk Assessment Companies                                             X
--------------------------------------------------------------------------------------------------------------
Directors May Only Be Removed for Cause                                         X
--------------------------------------------------------------------------------------------------------------
Dividend Distributions                                                          X
--------------------------------------------------------------------------------------------------------------
Elect Chairman of Meeting                                                       X
--------------------------------------------------------------------------------------------------------------
Elect Company Clerk/Secretary                                                   X
--------------------------------------------------------------------------------------------------------------
Elect Directors for Different Classes of Shares                                 X
--------------------------------------------------------------------------------------------------------------
Elect Directors, Alternate/Deputy Directors, Opposition Slate                   X
--------------------------------------------------------------------------------------------------------------
Elect Employee Representative to the Board                                      X
--------------------------------------------------------------------------------------------------------------
Elect Members of Election Committee                                             X
--------------------------------------------------------------------------------------------------------------
Elect Members/Deputy Members                                                    X
--------------------------------------------------------------------------------------------------------------
Elect Representative - Holders of Savings Shares                                X
--------------------------------------------------------------------------------------------------------------
Elect Supervisory Board Member                                                  X
--------------------------------------------------------------------------------------------------------------
Election of Directors                                                           X
--------------------------------------------------------------------------------------------------------------
Eliminate Class of Common &/or Preferred Stock                                  X
--------------------------------------------------------------------------------------------------------------
Eliminate Preemptive Rights                                                                    X
--------------------------------------------------------------------------------------------------------------
Eliminate Right to Call Special Meeting                                         X
--------------------------------------------------------------------------------------------------------------

TEMPLETON INVESTMENT COUNSEL, LLC
PROXY VOTING POLICIES & PROCEDURES
December 31, 2002
Page 10

--------------------------------------------------------------------------------------------------------------
Eliminate/Adjust Par Value of Common Stock                                      X
--------------------------------------------------------------------------------------------------------------
Elimination of Cumulative Voting                                                               X
--------------------------------------------------------------------------------------------------------------
Elimination of Written Consent                                                                 X
--------------------------------------------------------------------------------------------------------------
Establish/Alter Director Retirement Policy                                      X
--------------------------------------------------------------------------------------------------------------
Extend Redemption Date of Common &/or Preferred Stock                           X
--------------------------------------------------------------------------------------------------------------
Fair Price Amendment                                                                           X
--------------------------------------------------------------------------------------------------------------
Fix Number of Directors                                                         X
--------------------------------------------------------------------------------------------------------------
Increase Capital for Share Exchange Offer                                       X
--------------------------------------------------------------------------------------------------------------
Increase Common Stock and Split                                                 X
--------------------------------------------------------------------------------------------------------------
Increase Common/Authorize New Common &/or New Preferred                         X
--------------------------------------------------------------------------------------------------------------
Increase Stock for Rights Plan                                                  X
--------------------------------------------------------------------------------------------------------------
Increase/Reduce Authorized Common &/or Preferred Stock                          X
--------------------------------------------------------------------------------------------------------------
Issue Bonds with Warrants with or without Preemptive Rights                     X
--------------------------------------------------------------------------------------------------------------
Issue Common Upon Conversion of Preferred                                       X
--------------------------------------------------------------------------------------------------------------
Issue Convertible Bonds with or without Preemptive Rights                       X
--------------------------------------------------------------------------------------------------------------
Issue Equity/Convertible Subsidiary Securities                                  X
--------------------------------------------------------------------------------------------------------------
Issue options below book value                                                                 X
--------------------------------------------------------------------------------------------------------------
Issue options to members of management owning 25% or more of outstanding                       X
stock
--------------------------------------------------------------------------------------------------------------
Issue Shares for Acquisition                                                    X
--------------------------------------------------------------------------------------------------------------
Issue Shares for Option Scheme                                                  X
--------------------------------------------------------------------------------------------------------------
Issue Shares if Tender/Exchange Offer                                           X
--------------------------------------------------------------------------------------------------------------
Issue Shares with Warrants with or without Preemptive Rights                    X
--------------------------------------------------------------------------------------------------------------
Issue Warrants with or without Preemptive Rights                                X
--------------------------------------------------------------------------------------------------------------
Issue Warrants/Convertible Debentures                                           X
--------------------------------------------------------------------------------------------------------------
Limit or Eliminate Shareholder's Right to Call Special Meetings                                X
--------------------------------------------------------------------------------------------------------------
Miscellaneous Proposal Company-Specific                                         X
--------------------------------------------------------------------------------------------------------------
Open Meeting                                                                    X
--------------------------------------------------------------------------------------------------------------
Opt Out of Control Share Acquisition Law                                        X
--------------------------------------------------------------------------------------------------------------
Other Business                                                                                             X
--------------------------------------------------------------------------------------------------------------
Prepare and Approve List of Shareholders                                        X
--------------------------------------------------------------------------------------------------------------
Prohibition of Greenmail                                                                       X
--------------------------------------------------------------------------------------------------------------
Ratification of Management Actions During the Year                              X
--------------------------------------------------------------------------------------------------------------
Ratify Past Issuance of Shares                                                  X
--------------------------------------------------------------------------------------------------------------
Receive Financial Statements and Statutory Reports                              X
--------------------------------------------------------------------------------------------------------------
Receive Shareholders' Committee Report                                          X
--------------------------------------------------------------------------------------------------------------
Reduce Share Ownership Disclosure                                               X
--------------------------------------------------------------------------------------------------------------
Reduce Supermajority Vote Requirement(s)                                        X
--------------------------------------------------------------------------------------------------------------
Reduce/Cancel Share Premium Account                                             X
--------------------------------------------------------------------------------------------------------------
Reimbursement of Proxy Contest Expenses                                         X
--------------------------------------------------------------------------------------------------------------
Reincorporation with an "Anti-takeover" Amendment                                              X
--------------------------------------------------------------------------------------------------------------
Remove Age Restriction for Directors                                            X
--------------------------------------------------------------------------------------------------------------
Remove Anti-takeover Provision(s)                                               X
--------------------------------------------------------------------------------------------------------------
Renew Partial Takeover Provision                                                X
--------------------------------------------------------------------------------------------------------------

TEMPLETON INVESTMENT COUNSEL, LLC
PROXY VOTING POLICIES & PROCEDURES
December 31, 2002
Page 11

--------------------------------------------------------------------------------------------------------------
Renew Unmarketable Parcels Provision                                            X
--------------------------------------------------------------------------------------------------------------
Repurchase Shares/Tender Exchange Offer                                         X
--------------------------------------------------------------------------------------------------------------
Require Advance Notice/Shareholder Proposals/Nominations                        X
--------------------------------------------------------------------------------------------------------------
Rescind Fair Price Provision                                                    X
--------------------------------------------------------------------------------------------------------------
Restrict Right to Call Special Meeting                                                         X
--------------------------------------------------------------------------------------------------------------
Set Limit for Capital Increases                                                 X
--------------------------------------------------------------------------------------------------------------
Set Number Members/Deputy Member Board                                          X
--------------------------------------------------------------------------------------------------------------
Supermajority Requirement for Repeal of Anti-takeover Amendments                               X
--------------------------------------------------------------------------------------------------------------
Use Capital Authority - Tender/Exchange Offer                                   X
--------------------------------------------------------------------------------------------------------------
Waive Control Share Acquisition Provision                                       X
--------------------------------------------------------------------------------------------------------------

TEMPLETON INVESTMENT COUNSEL, LLC
PROXY VOTING POLICIES & PROCEDURES
December 31, 2002
Page 12

------------------------------------------------------------------------------------------------------------------
EXHIBIT B:                                                                  FOR          AGAINST          DETAILED
SHAREHOLDER PROPOSALS                                                     PROPOSAL       PROPOSAL          REVIEW
------------------------------------------------------------------------------------------------------------------
Adopt or Provide for Confidential Voting                                      X
------------------------------------------------------------------------------------------------------------------
Allow Representative on Board                                                 X
------------------------------------------------------------------------------------------------------------------
Amend Terms of Existing Poison Pill                                           X
------------------------------------------------------------------------------------------------------------------
Avoid Export of US Jobs (Outsourcing)                                                         X
------------------------------------------------------------------------------------------------------------------
Cease Tobacco-Related Advertising                                                             X
------------------------------------------------------------------------------------------------------------------
Change Date/Time of Annual Meeting                                            X
------------------------------------------------------------------------------------------------------------------
Change Size of Board of Directors                                             X
------------------------------------------------------------------------------------------------------------------
Convert Closed-End Fund to Open-End Fund                                      X
------------------------------------------------------------------------------------------------------------------
Declassify the Board of Directors                                                                             X
------------------------------------------------------------------------------------------------------------------
Do Not Support Abortion-Related Activity                                      X
------------------------------------------------------------------------------------------------------------------
Elect Shareholder-Nominee to Board - Financial/Fiscal  Purpose                X
------------------------------------------------------------------------------------------------------------------
Elect Shareholder-Nominee to Board - Political Purpose                                        X
------------------------------------------------------------------------------------------------------------------
Eliminate Cumulative Voting                                                                   X
------------------------------------------------------------------------------------------------------------------
Eliminate Discretionary Voting/Unmarked Proxies                               X
------------------------------------------------------------------------------------------------------------------
Eliminate Retirement Benefits for Nonexecutive Directors                      X
------------------------------------------------------------------------------------------------------------------
Eliminate/Restrict/Vote on Severance Agreement                                X
------------------------------------------------------------------------------------------------------------------
End Production of Tobacco Products                                                            X
------------------------------------------------------------------------------------------------------------------
Endorse Ceres Principles                                                                      X
------------------------------------------------------------------------------------------------------------------
Establish a Compensation Committee                                            X
------------------------------------------------------------------------------------------------------------------
Establish a Nominating Committee                                              X
------------------------------------------------------------------------------------------------------------------
Establish Director Stock Ownership Requirements                               X
------------------------------------------------------------------------------------------------------------------
Establish Mandatory Retirement Age for Directors                                              X
------------------------------------------------------------------------------------------------------------------
Establish Other Board Committee                                               X
------------------------------------------------------------------------------------------------------------------
Establish Shareholder Advisory Committee                                      X
------------------------------------------------------------------------------------------------------------------
Establish Term Limits for Directors                                                           X
------------------------------------------------------------------------------------------------------------------
Have Majority of Independent Directors                                        X
------------------------------------------------------------------------------------------------------------------
Hire Advisor/Maximize Shareholder Value                                       X
------------------------------------------------------------------------------------------------------------------
Implement or Report on MacBride Principles                                                    X
------------------------------------------------------------------------------------------------------------------
Increase Disclosure of Executive Compensation                                 X
------------------------------------------------------------------------------------------------------------------
Initiate Payment of Cash Dividend                                             X
------------------------------------------------------------------------------------------------------------------
Investigate Proxy Voting History                                              X
------------------------------------------------------------------------------------------------------------------
Limit Committees to Independent Directors                                     X
------------------------------------------------------------------------------------------------------------------
Limit Discretionary Proxy Authority                                           X
------------------------------------------------------------------------------------------------------------------
Limit Executive Compensation                                                                  X
------------------------------------------------------------------------------------------------------------------
Limit Number of Boards a Director Can Sit On                                                  X
------------------------------------------------------------------------------------------------------------------
Liquidate Company Assets/Distribute Proceeds                                  X
------------------------------------------------------------------------------------------------------------------
Opt Out of State Anti-takeover Laws                                           X
------------------------------------------------------------------------------------------------------------------
Phase Out Nuclear Facilities                                                                  X
------------------------------------------------------------------------------------------------------------------
Prepare Environmental Supplement to Annual Report                                             X
------------------------------------------------------------------------------------------------------------------
Prepare Report on Foreign Military Sales                                                      X
------------------------------------------------------------------------------------------------------------------
Prepare Report on Health Care Reform                                                          X
------------------------------------------------------------------------------------------------------------------

TEMPLETON INVESTMENT COUNSEL, LLC
PROXY VOTING POLICIES & PROCEDURES
December 31, 2002
Page 13

--------------------------------------------------------------------------------------------------------------
Prepare Report to Promote EEOC-Related Activity                                               X
--------------------------------------------------------------------------------------------------------------
Prepare Tobacco-Related Report                                                                X
--------------------------------------------------------------------------------------------------------------
Prohibit Contributions to Directors' Charities                                X
--------------------------------------------------------------------------------------------------------------
Prohibit Directors from being Commercially Related to Co.                     X
--------------------------------------------------------------------------------------------------------------
Prohibit Smoking in Company Facilities                                        X
--------------------------------------------------------------------------------------------------------------
Reduce or Eliminate Toxic Wastes or Emissions                                                 X
--------------------------------------------------------------------------------------------------------------
Reduce or Eliminate Use of Chlorine Bleach                                                    X
--------------------------------------------------------------------------------------------------------------
Reduce Supermajority Vote Requirement                                         X
--------------------------------------------------------------------------------------------------------------
Reincorporate in Another State                                                X
--------------------------------------------------------------------------------------------------------------
Remove Anti-takeover Provisions                                               X
--------------------------------------------------------------------------------------------------------------
Remove Existing Directors                                                                     X
--------------------------------------------------------------------------------------------------------------
Report on Alcohol Advertising to Minors                                                       X
--------------------------------------------------------------------------------------------------------------
Report on Bank Lending Policies                                                               X
--------------------------------------------------------------------------------------------------------------
Report on Charitable Contributions                                                            X
--------------------------------------------------------------------------------------------------------------
Report on Economic Conversion of Defense Business                                             X
--------------------------------------------------------------------------------------------------------------
Report on Environmental Liabilities                                                           X
--------------------------------------------------------------------------------------------------------------
Report on Executive Compensation                                                              X
--------------------------------------------------------------------------------------------------------------
Report on Government Service of Employees                                                     X
--------------------------------------------------------------------------------------------------------------
Report on Maquiladora Operations                                                              X
--------------------------------------------------------------------------------------------------------------
Report on NAFTA                                                                               X
--------------------------------------------------------------------------------------------------------------
Report on Political Contributions/Acts                                                        X
--------------------------------------------------------------------------------------------------------------
Require 2 Candidates for Each Board Seat                                                      X
--------------------------------------------------------------------------------------------------------------
Require Director Nominee Qualifications                                       X
--------------------------------------------------------------------------------------------------------------
Require Directors Fees to be Paid in Stock                                                    X
--------------------------------------------------------------------------------------------------------------
Restore Executive Compensation Plan Awards                                    X
--------------------------------------------------------------------------------------------------------------
Restore or Provide for Cumulative Voting                                      X
--------------------------------------------------------------------------------------------------------------
Restore Preemptive Rights of Shareholder                                                      X
--------------------------------------------------------------------------------------------------------------
Rotate Annual Meeting Location                                                                X
--------------------------------------------------------------------------------------------------------------
Seek Sale of Company/Assets                                                                   X
--------------------------------------------------------------------------------------------------------------
Separate Chairman and CEO Positions                                           X
--------------------------------------------------------------------------------------------------------------
Spin Off Tobacco-Related Business                                                             X
--------------------------------------------------------------------------------------------------------------
Submit All Acquisition Offers for Shareholder Vote                                            X
--------------------------------------------------------------------------------------------------------------
Submit Executive Compensation to Vote                                                         X
--------------------------------------------------------------------------------------------------------------
Submit Preferred Stock Issuance to Vote                                                       X
--------------------------------------------------------------------------------------------------------------
Submit Rights Plan to a Vote                                                                  X
--------------------------------------------------------------------------------------------------------------
Terminate Executive Compensation Plan                                                         X
--------------------------------------------------------------------------------------------------------------
Use U.S. Label/Advertising Standard Abroad                                                    X
--------------------------------------------------------------------------------------------------------------

                           UBS GLOBAL ASSET MANAGEMENT

                     GLOBAL CORPORATE GOVERNANCE PHILOSOPHY

                                VOTING GUIDELINES

                                       AND

                                     POLICY

                                   VERSION 2.0

                                  FEBRUARY 2004

                           UBS GLOBAL ASSET MANAGEMENT
          GLOBAL VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 2.0

                                TABLE OF CONTENTS

GLOBAL VOTING AND CORPORATE GOVERNANCE POLICY

   A. GENERAL CORPORATE GOVERNANCE BENCHMARKS                                        1

   B. PROXY VOTING GUIDELINES - MACRO RATIONALES                                     3

   C. PROXY VOTING DISCLOSURE GUIDELINES                                             7

   D. PROXY VOTING CONFLICT GUIDELINES                                               8

                                       i                           February 2004

                           UBS GLOBAL ASSET MANAGEMENT
          GLOBAL VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 2.0

                  GLOBAL VOTING AND CORPORATE GOVERNANCE POLICY

Our philosophy, guidelines and policy are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interests of our clients as shareholders. We believe voting rights have economic value and must be treated accordingly. Proxy votes that impact the economic value of client investments involve the exercise of fiduciary responsibility. Good corporate governance should, in the long term, lead toward both better corporate performance and improved shareholder value. Thus, we expect board members of companies we have invested in (the "company" or "companies") to act in the service of the shareholders, view themselves as stewards of the financial assets of the company, exercise good judgment and practice diligent oversight with the management of the company. Underlying our voting and corporate governance policies we have three fundamental objectives:

      1. We seek to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.

      2. In order to do this effectively, we aim to utilize the full weight of our clients' shareholdings in making our views felt.

      3. As investors, we have a strong commercial interest in ensuring that the companies in which we invest are successful. We actively pursue this interest by promoting best practice in the boardroom.

To achieve these objectives, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice. This Policy is being implemented globally to harmonize our philosophies across UBS Global Asset Management offices worldwide and thereby maximize our ability to influence the companies we invest in. However, this Policy is also supplemented by the UBS Global Asset Management Local Proxy and Corporate Governance Guidelines to permit individual regions or countries within UBS Global Asset Management the flexibility to vote or take other actions consistent with their local laws or standards where necessary.

A. GENERAL CORPORATE GOVERNANCE BENCHMARKS

UBS Global Asset Management will evaluate issues that may have an impact on the economic value of client investments during the time period it expects to hold the investment. While there is no absolute set of rules that determine appropriate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. Therefore, we will generally exercise voting rights on behalf of clients in accordance with this policy.

Policy                                 1                           February 2004

                           UBS GLOBAL ASSET MANAGEMENT
          GLOBAL VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 2.0

PRINCIPLE 1: INDEPENDENCE OF BOARD FROM COMPANY MANAGEMENT

GUIDELINES:

      -     Board exercises judgment independently of management.

      -     Separate Chairman and Chief Executive.

      -     Board has access to senior management members.

      -     Board is comprised of a significant number of independent outsiders.

      -     Outside directors meet independently.

      -     CEO performance standards are in place.

      -     CEO performance is reviewed annually by the full board.

      -     CEO succession plan is in place.

      -     Board involvement in ratifying major strategic initiatives.

      - Compensation, audit and nominating committees are led by a majority of outside directors.

PRINCIPLE 2: QUALITY OF BOARD MEMBERSHIP

GUIDELINES:

      - Board determines necessary board member skills, knowledge and experience.

      - Board conducts the screening and selection process for new directors.

      -     Shareholders should have the ability to nominate directors.

      - Directors whose present job responsibilities change are reviewed as to the appropriateness of continued directorship.

      - Directors are reviewed every 3-5 years to determine appropriateness of continued directorship.

      -     Board meets regularly (at least four times annually).

PRINCIPLE 3: APPROPRIATE MANAGEMENT OF CHANGE IN CONTROL

GUIDELINES:

      - Protocols should ensure that all bid approaches and material proposals by management are brought forward for board consideration.

      - Any contracts or structures, which impose financial constraints on changes in control, should require prior shareholder approval.

      -     Employment contracts should not entrench management.

      - Management should not receive substantial rewards when employment contracts are terminated for performance reasons.

Policy                                 2                           February 2004

                           UBS GLOBAL ASSET MANAGEMENT
          GLOBAL VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 2.0

PRINCIPLE 4: REMUNERATION POLICIES ARE ALIGNED WITH SHAREHOLDER INTERESTS

GUIDELINES:

      - Executive remuneration should be commensurate with responsibilities and performance.

      - Incentive schemes should align management with shareholder objectives.

      - Employment policies should encourage significant shareholding by management and board members.

      - Incentive rewards should be proportionate to the successful achievement of pre-determined financial targets.

      - Long-term incentives should be linked to transparent long-term performance criteria.

      - Dilution of shareholders' interests by share issuance arising from egregious employee share schemes and management incentives should be limited by shareholder resolution.

PRINCIPLE 5: AUDITORS ARE INDEPENDENT

GUIDELINES:

      -     Auditors are approved by shareholders at the annual meeting.

      - Audit, consulting and other fees to the auditor are explicitly disclosed.

      - The Audit Committee should affirm the integrity of the audit has not been compromised by other services provided by the auditor firm.

      -     Periodic (every 5 years) tender of the audit firm or audit partner.

B. PROXY VOTING GUIDELINES - MACRO RATIONALES

Macro Rationales are used to explain why we vote on each proxy issue. The Macro Rationales reflect our guidelines enabling voting consistency between offices yet allowing for flexibility so the local office can reflect specific knowledge of the company as it relates to a proposal.

1.    GENERAL GUIDELINES

      a. When our view of the issuer's management is favorable, we generally support current management initiatives. When our view is that changes to the management structure would probably increase shareholder value, we may not support existing management proposals.

      b. If management's performance has been questionable we may abstain or vote against specific proxy proposals.

      c. Where there is a clear conflict between management and shareholder interests, even in those cases where management has been doing a good job, we may elect to vote against management.

Policy                                 3                           February 2004

                           UBS GLOBAL ASSET MANAGEMENT
          GLOBAL VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 2.0

      d. In general, we oppose proposals, which in our view, act to entrench management.

      e. In some instances, even though we strongly support management, there are some corporate governance issues that, in spite of management objections, we believe should be subject to shareholder approval.

      f. We will vote in favor of shareholder resolutions for confidential voting.

2.    BOARD OF DIRECTORS & AUDITORS

      a. Unless our objection to management's recommendation is strenuous, if we believe auditors to be competent and professional, we support continuity in the appointed auditing firm subject to regular review.

      b. We generally vote for proposals that seek to fix the size of the board and/or require shareholder approval to alter the size of the board and that allow shareholders to remove directors with or without cause.

      c. We generally vote for proposals that permit shareholders to act by written consent and/or give the right to shareholders to call a special meeting.

      d. We generally oppose proposals to limit or restrict shareholder ability to call special meetings.

      e. We will vote for separation of Chairman and CEO if we believe it will lead to better company management, otherwise, we will support an outside lead director board structure.

3.    COMPENSATION

      a. We will not try to micro-manage compensation schemes, however, we believe remuneration should not be excessive, and we will not support compensation plans that are poorly structured or otherwise egregious.

      b. Senior management compensation should be set by independent directors according to industry standards, taking advice from benefits consultants where appropriate.

      c. All senior management and board compensation should be disclosed within annual financial statements, including the value of fringe benefits, company pension contributions, deferred compensation and any company loans.

      d. We may vote against a compensation or incentive program if it is not adequately tied to a company's fundamental financial performance;, is vague;, is not in line with market practices;, allows for option re-pricing;, does not have adequate performance hurdles; or is highly dilutive.

      e. Where company and management's performance has been poor, we may object to the issuance of additional shares for option purposes such that management is rewarded for poor performance or further entrenches its position.

Policy                                 4                           February 2004

                           UBS GLOBAL ASSET MANAGEMENT
          GLOBAL VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 2.0

      f. Given the increased level of responsibility and oversight required of directors, it is reasonable to expect that compensation should increase commensurably. We consider that there should be an appropriate balance between fixed and variable elements of compensation and between short and long term incentives.

4.    GOVERNANCE PROVISIONS

      a. We believe that votes at company meetings should be determined on the basis of one share one vote. We will vote against cumulative voting proposals.

      b. We believe that "poison pill" proposals, which dilute an issuer's stock when triggered by particular events, such as take over bids or buy-outs, should be voted on by the shareholders and will support attempts to bring them before the shareholders.

      c. Any substantial new share issuance should require prior shareholder approval.

      d. We believe proposals that authorize the issuance of new stock without defined terms or conditions and are intended to thwart a take-over or restrict effective control by shareholders should be discouraged.

      e. We will support directives to increase the independence of the board of directors when we believe that the measures will improve shareholder value.

      f. We generally do not oppose management's recommendation to implement a staggered board and generally support the regular re-election of directors on a rotational basis as it may provide some continuity of oversight.

      g. We will support proposals that enable shareholders to directly nominate directors.

5.    CAPITAL STRUCTURE AND CORPORATE RESTRUCTURING

      a. It is difficult to direct where a company should incorporate, however, in instances where a move is motivated solely to entrench management or restrict effective corporate governance, we will vote accordingly.

      b. In general we will oppose management initiatives to create dual classes of stock, which serves to insulate company management from shareholder opinion and action. We support shareholder proposals to eliminate dual class schemes.

6.    MERGERS, TENDER OFFERS & PROXY CONTESTS

      a. Based on our analysis and research we will support proposals that increase shareholder value and vote against proposals that do not.

7.    SOCIAL, ENVIRONMENTAL, POLITICAL & CULTURAL

Policy                                 5                           February 2004

                           UBS GLOBAL ASSET MANAGEMENT
          GLOBAL VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 2.0

      a. Depending on the situation, we do not typically vote to prohibit a company from doing business anywhere in the world.

      b. There are occasional issues, we support, that encourage management to make changes or adopt more constructive policies with respect to social, environmental, political and other special interest issues, but in many cases we believe that the shareholder proposal may be too binding or restrict management's ability to find an optimal solution. While we wish to remain sensitive to these issues, we believe there are better ways to resolve them than through a proxy proposal. We prefer to address these issues through engagement.

      c. Unless directed by clients to vote in favor of social, environmental, political and other special interest proposals, we are generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders.

8.    ADMINISTRATIVE & OPERATIONS

      a. Occasionally, stockholder proposals, such as asking for reports and donations to the poor, are presented in a way that appear to be honest attempts at bringing up a worthwhile issue. Nevertheless, judgment must be exercised with care, as we do not expect our shareholder companies to be charitable institutions.

      b. We are sympathetic to shareholders who are long-term holders of a company's stock, who desire to make concise statements about the long-term operations of the company in the proxy statement. However, because regulatory agencies do not require such actions, we may abstain unless we believe there are compelling reasons to vote for or against.

9.    MISCELLANEOUS

      a. Where a client has given specific direction as to how to exercise voting rights on its behalf, we will vote in accordance with a client's direction.

      b. Where we have determined that the voting of a particular proxy is of limited benefit to clients or where the costs of voting a proxy outweigh the benefit to clients, we may abstain or choose not to vote. Among others, such costs may include the cost of translating a proxy, a requirement to vote in person at a shareholders meeting or if the process of voting restricts our ability to sell for a period of time (an opportunity cost).

      c. For holdings managed pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy. If such holdings are also held in an actively managed strategy, we will exercise the voting rights for the passive holdings according to the active strategy.

      d. In certain instances when we do not have enough information we may choose to abstain or vote against a particular proposal.

Policy                                 6                           February 2004

                           UBS GLOBAL ASSET MANAGEMENT
          GLOBAL VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 2.0

C.    PROXY VOTING DISCLOSURE GUIDELINES

      - Upon request or as required by law or regulation, UBS Global Asset Management will disclose to a client or a client's fiduciaries, the manner in which we exercised voting rights on behalf of the client.

      - Upon request, we will inform a client of our intended vote. Note, however, in some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until just prior to the deadline. If the request involves a conflict due to the client's relationship with the company that has issued the proxy, the Legal and Compliance Department should be contacted immediately to ensure adherence to UBS Global AM Corporate Governance principles. (See Proxy Voting Conflict Guidelines below.)

      - Other than as described herein, we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, non-clients, the media, or other UBS divisions, but we may inform such parties of the provisions of our Policy. We may communicate with other shareholders regarding a specific proposal but will not disclose our voting intentions or agree to vote in concert with another shareholder without approval from the Chairman of the Global Corporate Governance Committee and regional Legal & Compliance representative.

      - Any employee, officer or director of UBS Global Asset Management receiving an inquiry directly from a company will notify the appropriate industry analyst and persons responsible for voting the company's proxies.

      - Proxy solicitors and company agents will not be provided with either our votes or the number of shares we own in a particular company.

      - In response to a proxy solicitor or company agent, we will acknowledge receipt of the proxy materials, inform them of our intent to vote or that we have voted, but not the result of the vote itself.

      - We may inform the company (not their agent) where we have decided to vote against any material resolution at their company.

      - The Chairman of the Global Corporate Governance Committee and the applicable Chair of the Local Corporate Governance Committee must approve exceptions to this disclosure policy.

Nothing in this policy should be interpreted as to prevent dialogue with the company and its advisers by the industry analyst, proxy voting delegate or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their proxy statement.

Policy                                 7                           February 2004

                           UBS GLOBAL ASSET MANAGEMENT
          GLOBAL VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 2.0

D. PROXY VOTING CONFLICT GUIDELINES

In addition to the Proxy Voting Disclosure Guidelines above, UBS Global Asset Management has implemented the following guidelines to address conflicts of interests that arise in connection with our exercise of voting rights on behalf of clients:

- Under no circumstances will general business, sales or marketing issues influence our proxy votes.

- UBS Global Asset Management and its affiliates engaged in banking, broker-dealer and investment banking activities ("Affiliates") have policies in place prohibiting the sharing of certain sensitive information. These policies prohibit our personnel from disclosing information regarding our voting intentions to any Affiliate. Any of our personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which we intend to vote on a specific issue, must terminate the contact and notify the Legal & Compliance Department immediately. [Note: Legal & Compliance personnel may have contact with their counterparts working for an Affiliate on matters involving information barriers.] In the event of any issue arising in relation to Affiliates, the Chair of the Global Corporate Governance Committee must be advised, who will in turn advise the Chief Risk Officer.

Policy                                 8                           February 2004

                        Wellington Management Company, LLP
                        Proxy Policies and Procedures

                        Dated: April 30, 2004

INTRODUCTION            Wellington Management Company, LLP ("Wellington
                        Management") has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients around the world.

                        Wellington Management's Proxy Voting Guidelines, attached as Exhibit A to these Proxy Policies and Procedures, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Proxy Voting Guidelines set forth general guidelines for voting proxies, each proposal is evaluated on its merits. The vote entered on a client's behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines.

STATEMENT OF POLICIES   As a matter of policy, Wellington Management:

                        1

                        Takes responsibility for voting client proxies only upon a client's written request.

                        2

                        Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

                        3

                        Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

                        4

                        Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

                        5

                        Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

                        6

                        Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.

Wellington Management Company, LLP                                        Page 1

                        Wellington Management Company, LLP
                        Proxy Policies and Procedures

                        Dated: April 30, 2004

                        7

                        Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

                        8

                        Provides all clients, upon request, with copies of these Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

                        9

                        Reviews regularly the voting record to ensure that proxies are voted in accordance with these Proxy Policies and Procedures and the Proxy Voting Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

RESPONSIBILITY AND      Wellington Management has a Proxy Committee, established
OVERSIGHT               by action of the firm's Executive Committee, that is
                        responsible for the review and approval of the firm's written Proxy Policies and Procedures and its Proxy
                        Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm's Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Proxy Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington
                        Management is the responsibility of the Proxy Group within the Corporate Operations Department. In addition, the Proxy Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

STATEMENT OF PROCEDURES Wellington Management has in place certain procedures for implementing its proxy voting policies.

General Proxy Voting    AUTHORIZATION TO VOTE. Wellington Management will vote
                        only those proxies for which its clients have affirmatively delegated proxy-voting authority.

                        RECEIPT OF PROXY. Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management. Wellington Management may receive this voting information by mail, fax, or other electronic means.

Wellington Management Company, LLP                                        Page 2

                        Wellington Management Company, LLP
                        Proxy Policies and Procedures

                        Dated: April 30, 2004

                        RECONCILIATION. To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

                        RESEARCH. In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

                        PROXY VOTING. Following the reconciliation process, each proxy is compared against Wellington Management's Proxy Voting Guidelines, and handled as follows:

                        - Generally, issues for which explicit proxy voting
                          guidance is provided in the Proxy Voting Guidelines (i.e., "For", "Against", "Abstain") are reviewed by the Proxy Group and voted in accordance with the Proxy Voting Guidelines.

                        - Issues identified as "case-by-case" in the Proxy
                          Voting Guidelines are further reviewed by the Proxy Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

                        - Absent a material conflict of interest, the portfolio
                          manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

                        MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION PROCESSES.

                        Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Proxy Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships and publishes those to individuals involved in the proxy voting process. In addition, the Proxy Committee encourages all personnel to contact the Proxy Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Proxy Committee to determine if there is a conflict, and if so whether the conflict is material.

                        If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by the designated members of the Proxy Committee, who will

Wellington Management Company, LLP                                        Page 3

                        Wellington Management Company, LLP
                        Proxy Policies and Procedures

                        Dated: April 30, 2004

                        resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Proxy Committee should convene. Any Proxy Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations    In certain instances, Wellington Management may be
                        unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

                        SECURITIES LENDING. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

                        SHARE BLOCKING AND RE-REGISTRATION. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.

                        In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

                        LACK OF ADEQUATE INFORMATION, UNTIMELY RECEIPT OF PROXY, IMMATERIAL IMPACT, OR EXCESSIVE COSTS. Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In instances

Wellington Management Company, LLP                                        Page 4

                        Wellington Management Company, LLP
                        Proxy Policies and Procedures

                        Dated: April 30, 2004

                        where the aggregate shareholding to be voted on behalf of clients is less than 1% of shares outstanding, or the proxy matters are deemed not material to shareholders or the issuer, Wellington Management may determine not to enter a vote. Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.

ADDITIONAL INFORMATION  Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the "Advisers Act"), the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws.

                        Wellington Management's Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Wellington Management Company, LLP                                        Page 5

                        Wellington Management Company, LLP             EXHIBIT A
                        Proxy Voting Guidelines

                        Dated: April 30, 2004

INTRODUCTION            Upon a client's written request, Wellington Management
                        Company, LLP ("Wellington Management") votes securities that are held in the client's account in response to proxies solicited by the issuers of such securities.
                        Wellington Management established these Proxy Voting
                        Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

                        These Guidelines are based on Wellington Management's fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry.

                        Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

VOTING GUIDELINES

COMPOSITION AND ROLE OF THE BOARD OF DIRECTORS

- Election of Directors:                                         For

- Repeal Classified Board (SP):                                  For

- Adopt Director Tenure/Retirement Age (SP):                     Against

- Minimum Stock Ownership by Directors (SP):                     Case-by-Case

- Adopt Director & Officer Indemnification:                      For

- Allow Special Interest Representation to Board (SP):           Against

- Require Board Independence (SP):                               For

- Require Board Committees to be Independent (SP):               For

- Require a Separation of Chair and CEO or Require a             Case-by-Case
  Lead Director (SP):

Wellington Management Company, LLP                                        Page 1

                        Wellington Management Company, LLP
                        Proxy Voting Guidelines

                        Dated: April 30, 2004

- Boards not Amending Policies That are Supported                Withhold
  by a Majority of Shareholders:                                 vote*

  * on all Directors seeking election the following year

- Approve Directors' Fees:                                       For

- Approve Bonuses for Retiring Directors:                        For

- Elect Supervisory Board/Corporate Assembly:                    For

MANAGEMENT COMPENSATION

- Adopt/Amend Stock Option Plans:                                Case-by-Case

- Adopt/Amend Employee Stock Purchase Plans:                     For

- Eliminate Golden Parachutes (SP):                              For

- Expense Future Stock Options (SP):                             For

- Shareholder Approval of All Stock Option Plans (SP):           For

- Shareholder Approval of Future Severance Agreements            For
  Covering Senior Executives (SP):

- Recommend Senior Executives Own and Hold Company               For
  Stock, not Including Options (SP):

- Disclose All Executive Compensation (SP):                      For

REPORTING OF RESULTS

- Approve Financial Statements:                                  For

- Set Dividends and Allocate Profits:                            For

- Limit Non-Audit Services Provided by Auditors (SP):            For

- Ratify Selection of Auditors and Set Their Fees:               For

- Elect Statutory Auditors:                                      For

Wellington Management Company, LLP                                        Page 2

                        Wellington Management Company, LLP
                        Proxy Voting Guidelines

                        Dated: April 30, 2004

SHAREHOLDER VOTING RIGHTS

- Adopt Cumulative Voting (SP):                                  Against

- Redeem or Vote on Poison Pill (SP):                            For

- Authorize Blank Check Preferred Stock:                         Against

- Eliminate Right to Call a Special Meeting:                     Against

- Increase Supermajority Vote Requirement:                       Against

- Adopt Anti-Greenmail Provision:                                For

- Restore Preemptive Rights:                                     Case-by-Case

- Adopt Confidential Voting (SP):                                For

- Approve Unequal Voting Rights:                                 Against

- Remove Right to Act by Written Consent:                        Against

- Approve Binding Shareholder Proposals:                         Case-by-Case

CAPITAL STRUCTURE

- Increase Authorized Common Stock:                              Case-by-Case

- Approve Merger or Acquisition:                                 Case-by-Case

- Approve Technical Amendments to Charter:                       Case-by-Case

- Opt Out of State Takeover Statutes:                            For

- Consider Non-Financial Effects of Mergers:                     Against

- Authorize Share Repurchase:                                    For

- Authorize Trade in Company Stock:                              For

- Issue Debt Instruments:                                        For

Wellington Management Company, LLP                                        Page 3

                        Wellington Management Company, LLP
                        Proxy Voting Guidelines

                        Dated: April 30, 2004

SOCIAL ISSUES

- Endorse the Ceres Principles (SP):                             Case-by-Case

- Disclose Political and PAC Gifts (SP):                         For

- Require Adoption of International Labor Organization's         Case-by-Case
  Fair Labor Principles (SP):

MISCELLANEOUS

- Approve Other Business:                                        Abstain

- Approve Reincorporation:                                       Case-by-Case

Wellington Management Company, LLP                                        Page 4

JOHN HANCOCK VARIABLE SERIES TRUST I - MID CAP GROWTH FUND
JOHN HANCOCK TRUST - AGGRESSIVE GROWTH TRUST
JOHN HANCOCK TRUST - MID CAP STOCK TRUST
PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES - JUNE 30, 2004
  (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                                        MID CAP
                                                      MID CAP         AGGRESSIVE       MID CAP                        STOCK TRUST
                                                      GROWTH            GROWTH          STOCK          PRO FORMA       PRO FORMA
                                                       FUND              TRUST          TRUST         ADJUSTMENTS      COMBINED
                                                   --------------   -------------    -----------     -------------  ---------------
ASSETS
Investments in securities, at value                  $220,508,694    $381,876,433    $472,230,956                    $1,074,616,083
  Securities on loan, at value                         54,807,854      78,436,126      59,257,204                       192,501,184
  Repurchase agreements, at value                               -      26,257,000      31,421,000                        57,678,000
                                                    -------------   -------------   -------------                   ---------------
  TOTAL INVESTMENTS IN SECURITIES, AT VALUE
   (See accompanying portfolio of investments)        275,316,548     486,569,559     562,909,160                     1,324,795,267
Cash                                                            8             113             471                               592
Receivables:
  Investments sold                                      4,448,038       1,779,505      11,098,911                        17,326,454
  Fund shares sold                                              -             100             159                               259
  Dividends and interest                                   80,494          74,467         130,645                           285,606
Other assets                                                    -           5,924           8,926                            14,850
                                                    -------------   -------------   -------------                   ---------------
  TOTAL ASSETS                                        279,845,088     488,429,668     574,148,272                     1,342,423,028
                                                    -------------   -------------   -------------                   ---------------

LIABILITIES
Payables:
  Investments purchased                                 3,753,465       1,261,753      17,117,251                        22,132,469
  Fund shares redeemed                                          -         932,659         685,245                         1,617,904
  Dividend and interest withholding tax                         -              55           7,588                             7,643
  Other payables and accrued expenses                      41,991          35,832          46,219    $  103,744  A          227,786
  Collateral for securities lending                    55,236,867      80,263,203      60,867,268                       196,367,338
Written options outstanding, at value                           -          30,280               -                            30,280
                                                    -------------   -------------   -------------                   ---------------
  TOTAL LIABILITIES                                    59,032,323      82,523,782      78,723,571                       220,383,420
                                                    -------------   -------------   -------------                   ---------------
NET ASSETS                                           $220,812,765    $405,905,886    $495,424,701                    $1,122,039,608
                                                    =============   =============   =============                   ===============

NET ASSETS CONSIST OF:
Undistributed net investment income (loss)          ($    698,000)  ($  1,312,168)  ($  1,249,001   ($  103,744) A  ($    3,362,913)
Accumulated undistributed net realized gain
  (loss) on investments, futures, foreign
  currency and forward foreign currency
  contracts                                            23,246,765    (132,040,521       2,511,500                      (106,282,256)
Unrealized appreciation (depreciation) on:
  Investments                                          13,498,000      51,634,856      72,695,567                       137,828,423
  Written options contracts                                     -         (11,466               -                           (11,466)
  Foreign currency and forward foreign
    currency contract                                           -               -            (760)                             (760)
Capital shares at par value of $.01                       142,554         292,746         383,227        49,199  B          867,726
Additional paid-in capital                            184,623,446     487,342,439     421,084,168       (49,199) B    1,093,000,854
                                                    -------------   -------------   -------------   -----------     ---------------
NET ASSETS                                           $220,812,765    $405,905,886    $495,424,701                    $1,122,039,608
                                                    =============   =============   =============                   ===============
Investments in securities, including
  repurchase agreements and securities
  on loan, at identified cost                        $261,818,548    $434,934,703    $490,213,593                    $1,186,966,844
                                                    =============   =============   =============                   ===============

NET ASSET VALUES:

NAV SHARES:
Net Assets at value                                  $220,812,765               -               -       (12,776) C   $  220,799,989
                                                    =============   =============   =============                   ===============
Shares Outstanding                                     14,255,441               -               -     2,802,851  D       17,058,292
                                                    -------------   -------------   -------------   -----------     ---------------
Net asset value, offering and redemption
  price per share                                    $      15.49               -               -                    $        12.94
                                                    =============   =============   =============                   ===============

SERIES I SHARES:
Net Assets at value                                             -    $308,934,207    $315,572,072       (61,467) C   $  624,444,812
                                                    =============   =============   =============                   ===============
Shares Outstanding                                              -      22,272,932      24,378,665     1,601,427          48,253,024
                                                    -------------   -------------   -------------   -----------     ---------------
Net asset value, offering and redemption
  price per share                                               -    $      13.87    $      12.94                    $        12.94
                                                    =============   =============   =============                   ===============

SERIES II SHARES:
Net Assets at value                                             -    $ 96,951,213    $179,803,141       (29,494) C   $  276,724,860
                                                    =============   =============   =============                   ===============
Shares Outstanding                                              -       7,000,193      13,940,238       515,405          21,455,836
                                                    -------------   -------------   -------------   -----------     ---------------
Net asset value, offering and redemption
  price per share                                               -    $      13.85    $      12.90                    $        12.90
                                                    =============   =============   =============                   ===============

SERIES III SHARES:
Net Assets at value                                             -    $     20,466    $     49,488            (7) C   $       69,947
                                                    =============   =============   =============                   ===============
Shares Outstanding                                              -           1,476           3,823           106               5,405
                                                    -------------   -------------   -------------   -----------     ---------------
Net asset value, offering and
  redemption price per share                                    -    $      13.87    $      12.94                    $        12.94
                                                    =============   =============   =============                   ===============

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - MID CAP GROWTH FUND
JOHN HANCOCK TRUST - AGGRESSIVE GROWTH TRUST
JOHN HANCOCK TRUST - MID CAP STOCK TRUST
PRO FORMA COMBINING STATEMENTS OF OPERATIONS
FOR THE TWELVE MONTH PERIOD ENDED JUNE 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                                         MID CAP
                                                               MID CAP     AGGRESSIVE     MID CAP                      STOCK TRUST
                                                               GROWTH        GROWTH        STOCK       PRO FORMA        PRO FORMA
                                                                 FUND         TRUST        TRUST      ADJUSTMENTS        COMBINED
                                                            -----------   -----------   -----------   -----------     -------------
Investment Income:
    Interest                                                $    36,608   $   119,748   $   205,369                   $     361,725
    Dividends                                                   690,226       691,071     1,429,863                       2,811,160
    Securities lending                                           44,170        82,537        84,975                         211,682
    Less: Foreign taxes withheld                                      -        (1,112)      (20,124)                        (21,236)
                                                            -----------   -----------   -----------                   -------------
    Total income                                                771,004       892,244     1,700,083                   $   3,363,331
                                                            -----------   -----------   -----------                   -------------
Expenses:
    Investment adviser fee                                    2,011,411     2,604,815     2,818,367      823,551  E       8,258,144
    Distribution fee for Series I                                     -       390,391       382,649     (492,612) F         280,428
    Distribution fee for Series II                                    -       161,638       398,969      (52,058) F         508,549
    Distribution fee for Series III                                   -            27            80          (23) F              84
    Custodian fee                                                97,831       155,871       126,295     (253,702) G         126,295
    Fund administration fees                                          -        32,183        37,975                          70,158
    Printing and postage fees                                    26,132        20,650        22,701                          69,483
    Audit and legal fees                                         48,197        24,161        26,725      (41,000) G          58,083
    Registration and filing fees                                      -         3,852         5,172                           9,024
    Trustees fees and expenses                                    6,438         4,526         5,241                          16,205
    Transfer agent fee for Series III                                 -             -           260                             260
    Blue sky fees for Series III                                      -             -           328                             328
    Miscellaneous                                                12,963         8,307         9,285                          30,555
                                                            -----------   -----------   -----------    ---------      -------------
    Expenses before reductions by investment adviser          2,202,972     3,406,421     3,834,047      (15,844)         9,427,596
    Less reductions of expenses by investment adviser                 -             -          (588)           -               (588)
    Less custodian expense reduction offset by
    commission recapture agreement                              (44,943)            -             -       44,943  H               -
                                                            -----------   -----------   -----------    ---------      -------------
    Total expenses                                            2,158,029     3,406,421     3,833,459       29,099          9,427,008
                                                            -----------   -----------   -----------    ---------      -------------
Net investment income (loss)                                 (1,387,025)   (2,514,177)   (2,133,376)                     (6,063,677)
                                                            -----------   -----------   -----------                   -------------
Realized and unrealized gain (loss) on
    investments, foreign currency and forward
    foreign currency contracts:
Net realized gain (loss) on:
    Investment transactions                                  45,923,432    34,044,080    44,424,170                     124,391,682
    Written options contracts                                         -       134,111             -                         134,111
    Foreign currency and forward foreign
    currency contracts                                                -             -        (9,630)                         (9,630)
Change in unrealized appreciation (depreciation) on:
    Investments                                               3,473,538    33,919,328    44,572,958                      81,965,824
    Written options contracts                                         -       (11,466)            -                         (11,466)
    Translation of foreign currency and
    forward foreign currency contracts                                -             -          (760)                           (760)
                                                            -----------   -----------   -----------                   -------------
    Net gain (loss) on investments, foreign currency
    and forward foreign currency contracts                   49,396,970    68,086,053    88,986,738                     206,469,761
                                                            -----------   -----------   -----------                   -------------
Net increase (decrease) in net assets resulting
    from operations                                         $48,009,945   $65,571,876   $86,853,362                   $ 200,406,084
                                                            ===========   ===========   ===========                   =============

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - MID CAP GROWTH FUND
JOHN HANCOCK TRUST - AGGRESSIVE GROWTH TRUST
JOHN HANCOCK TRUST - MID CAP STOCK TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2004
  (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)
--------------------------------------------------------------------------------

 MID CAP    AGGRESSIVE MID CAP   PROFORMA                                         MID CAP    AGGRESSIVE    MID CAP       PROFORMA
GROWTH FUND   GROWTH    STOCK    COMBINED                                       GROWTH FUND    GROWTH       STOCK        COMBINED
-----------   ------    -----    --------                                       -----------    ------       ------       --------
               SHARES/PRINCIPAL AMOUNT            SECURITY DESCRIPTION                                       VALUE
               -----------------------            --------------------                                       -----
                                          COMMON STOCK - 95.10%
                                          ADVERTISING - 0.70%
 90,000                           90,000  DoubleClick, Inc. *                    $  699,300                             $   699,300
              44,000              44,000  Getty Images, Inc. *                               $ 2,640,000                  2,640,000
              42,700              42,700  Lamar Advertising Company *                          1,851,045                  1,851,045
              34,400              34,400  Omnicom Group, Inc.                                  2,610,616                  2,610,616
                                                                                 ----------  -----------  ------------  -----------
                                                                                    699,300    7,101,661                  7,800,961
                                          AEROSPACE - 0.30%
              56,700              56,700  Textron, Inc.                                        3,365,145                  3,365,145
                                                                                 ----------  -----------  ------------  -----------
                                          AIR TRAVEL - 0.15%
 47,900       68,000             115,900  Airtran Holdings, Inc. * (a)              677,306      961,520                  1,638,826
                                                                                 ----------  -----------  ------------  -----------
                                          APPAREL & TEXTILES - 1.37%
              35,700              35,700  Bebe Stores, Inc. (a)                                  714,000                    714,000
              64,600              64,600  Cintas Corp.                                         3,079,482                  3,079,482
 60,900                           60,900  Coach, Inc.                             2,752,071                               2,752,071
 81,000                           81,000  Columbia Sportswear Co. *               4,424,220                               4,424,220
              24,650              24,650  Jos. A. Bank Clothiers, Inc.* (a)                      773,764                    773,764
 70,200                           70,200  Liz Claiborne, Inc.                     2,525,796                               2,525,796
              44,000              44,000  Quiksilver, Inc. *                                   1,047,640                  1,047,640
                                                                                 ----------  -----------  ------------  -----------
                                                                                  9,702,087    5,614,886                 15,316,973
                                          AUTO PARTS - 1.24%
              21,500   122,400   143,900  Gentex Corp. (a)                                       853,120  $  4,856,832    5,709,952
 35,400        8,600              44,000  Lear Corp.                              2,088,246      507,314                  2,595,560
111,200                          111,200  O'Reilly Automotive, Inc. *             5,026,240                               5,026,240
              23,700              23,700  Pep Boys - Manny, Moe & Jack                           600,795                    600,795
                                                                                 ----------  -----------  ------------  -----------
                                                                                  7,114,486    1,961,229     4,856,832   13,932,547
                                          BANKING - 1.20%
              34,400              34,400  Digital Insight Corp. * (a)                            713,112                    713,112
              39,600              39,600  East West Bancorp, Inc.                              1,215,720                  1,215,720
              24,800              24,800  Greater Bay Bancorp (a)                                716,720                    716,720
             122,000             122,000  Investors Financial Services Corp.(a)                5,316,760                  5,316,760
              48,282              48,282  New York Community Bancorp, Inc. (a)                   947,776                    947,776
              26,600              26,600  PrivateBankcorp, Inc. (a)                              730,436                    730,436
              26,100              26,100  Prosperity Bancshares, Inc. (a)                        635,535                    635,535
              22,000              22,000  Silicon Valley Bancshares * (a)                        872,300                    872,300
              18,900              18,900  Southwest BanCorp of Texas, Inc.                       833,868                    833,868
              25,000              25,000  UCBH Holdings, Inc.                                    988,000                    988,000
              30,000              30,000  W Holding Company, Inc.                                515,100                    515,100
                                                                                 ----------  -----------  ------------  -----------
                                                                                              13,485,327                 13,485,327
                                          BIOTECHNOLOGY - 2.42%
               1,900               1,900  Acceler8 Technology Corp. *                              5,567                      5,567
              26,700              26,700  Affymetrix, Inc.* (a)                                  873,891                    873,891
 18,400        7,600   108,200   134,200  Cephalon, Inc. * (a)                      993,600      410,400     5,842,800    7,246,800
               4,000               4,000  Charles River Laboratories
                                            International, Inc. *                                195,480                    195,480
              25,300              25,300  Digene Corp. * (a)                                     924,209                    924,209
 63,000                           63,000  Exelixis, Inc. *                          635,670                                 635,670
                        77,600    77,600  Genzyme Corp. *                                                    3,672,808    3,672,808
              39,500              39,500  Harvard Bioscience, Inc. * (a)                         176,960                    176,960
 70,000                           70,000  Human Genome Sciences, Inc. *             814,100                                 814,100
              26,700    86,500   113,200  ICOS Corp. * (a)                                       796,728     2,581,160    3,377,888
              24,600              24,600  Integra LifeSciences Holdings
                                               Corp. *                                           867,642                    867,642
              28,000              28,000  Invitrogen Corp. *                                   2,015,720                  2,015,720
              15,600              15,600  Martek Biosciences Corp. *(a)                          876,252                    876,252
 77,000                322,500   399,500  Millennium Pharmaceuticals, Inc. *      1,062,600                  4,450,500    5,513,100
                                                                                 ----------  -----------  ------------  -----------
                                                                                  3,505,970    7,142,849    16,547,268   27,196,087

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - MID CAP GROWTH FUND
JOHN HANCOCK TRUST - AGGRESSIVE GROWTH TRUST
JOHN HANCOCK TRUST - MID CAP STOCK TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2004
  (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)
--------------------------------------------------------------------------------

MID CAP
GROWTH   AGGRESSIVE    MID CAP   PROFORMA                                         MID CAP    AGGRESSIVE     MID CAP      PROFORMA
 FUND      GROWTH       STOCK    COMBINED                                       GROWTH FUND    GROWTH        STOCK       COMBINED
-------  ----------   ---------  --------                                       -----------  ----------    ----------    ---------
              SHARES/PRINCIPAL AMOUNT            SECURITY DESCRIPTION                                         VALUE
              -----------------------            --------------------                                         -----
                                          BROADCASTING - 1.45%
           36,300                 36,300  Belo Corp., Class A                               $   974,655                $    974,655
           85,400                 85,400  Citadel Broadcasting Corp. *(a)                     1,244,278                   1,244,278
           23,500                 23,500  Cox Radio, Inc., Class A *                            408,430                     408,430
           43,500                 43,500  Cumulus Media, Inc., Class A *                        731,235                     731,235
           29,900                 29,900  Entercom Communications Corp. *                     1,115,270                   1,115,270
           55,500                 55,500  Entravision Communications
                                            Corp., Class A *                                    426,240                     426,240
           46,400                 46,400  Radio One, Inc., Class D *(a)                         742,864                     742,864
           26,700                 26,700  Radio One, Inc., Class A *                            430,137                     430,137
                    1,260,700  1,260,700  Sirius Satellite Radio, Inc. * (a)                              $ 3,882,956     3,882,956
           73,155                 73,155  Univision Communications, Inc.,
                                            Class A *                                         2,335,839                   2,335,839
                      146,900    146,900  XM Satellite Radio Holdings, Inc.,
                                            Class A *(a)                                                    4,008,901     4,008,901
                                                                                 ---------- -----------   -----------  ------------
                                                                                              8,408,948     7,891,857    16,300,805

                                          BUILDING MATERIALS &
                                            CONSTRUCTION - 0.65%
  14,500                          14,500  Dycom Industries, Inc. *               $  406,000                                 406,000
                      103,800    103,800  Hughes Supply, Inc.                                               6,116,934     6,116,934
           21,700                 21,700  Trex Company, Inc. *(a)                               819,175                     819,175
                                                                                 ---------- -----------   -----------  ------------
                                                                                    406,000     819,175     6,116,934     7,342,109

                                          BUSINESS SERVICES - 9.95%
                       98,500     98,500  Accenture, Ltd., Class A *                                        2,706,780     2,706,780
           51,200     183,000    234,200  Acxiom Corp.                                        1,271,296     4,543,890     5,815,186
           29,000                 29,000  Administaff, Inc. * (a)                               481,400                     481,400
          154,200                154,200  Alliance Data Systems Corp. *                       6,514,950                   6,514,950
 144,100                         144,100  Cadence Design Systems, Inc. *          2,108,183                               2,108,183
                      439,000    439,000  Cendant Corp.                                                    10,746,720    10,746,720
           21,800                 21,800  Charles River Associates, Inc. * (a)                  674,710                     674,710
  56,900                          56,900  Checkfree Corp. *                       1,707,000                               1,707,000
  35,200   70,800     159,100    265,100  Corporate Executive Board Company       2,034,208   4,091,532     9,194,389    15,320,129
           72,500                 72,500  CoStar Group, Inc. * (a)                            3,329,925                   3,329,925
  46,100                          46,100  DST Systems, Inc. *                     2,216,949                               2,216,949
                       90,300     90,300  Electronic Arts, Inc.                                             4,925,865     4,925,865
          104,900                104,900  Euronet Worldwide, Inc. * (a)                       2,426,337                   2,426,337
           50,400                 50,400  Fair Isaac Corp.(a)                                 1,682,352                   1,682,352
           35,300                 35,300  Forrester Research, Inc. *                            658,345                     658,345
           31,500                 31,500  Gevity HR, Inc.                                       824,985                     824,985
           21,400                 21,400  Global Payments, Inc. (a)                             963,428                     963,428
           51,900                 51,900  Insight Enterprises, Inc. *                           921,744                     921,744
           39,650                 39,650  Iron Mountain, Inc. *                               1,913,509                   1,913,509
                      141,800    141,800  Manpower, Inc.                                                    7,199,186     7,199,186
           14,900                 14,900  Moody's Corp.                                         963,434                     963,434
  60,000                          60,000  MPS Group, Inc. *                         727,200                                 727,200
           23,600                 23,600  Paychex, Inc.                                         799,568                     799,568
                      360,900    360,900  Quest Software, Inc. *                                            4,655,610     4,655,610
          159,400                159,400  Robert Half International, Inc.                     4,745,338                   4,745,338
           18,600                 18,600  Scansource, Inc. *                                  1,105,212                   1,105,212
          126,500     486,900    613,400  Sirva, Inc. *                                       2,909,500    11,198,700    14,108,200
          134,300                134,300  SunGuard Data Systems, Inc. *                       3,491,800                   3,491,800
           50,500                 50,500  TETRA Technologies, Inc. *                            824,160                     824,160
           65,800                 65,800  VERITAS Software Corp. *                            1,822,660                   1,822,660
                      180,000    180,000  Viad Corp. *                                                      4,861,800     4,861,800
           45,600                 45,600  Wireless Facilities, Inc. * (a)                       448,248                     448,248
                                                                                 ---------- -----------   -----------  ------------
                                                                                  8,793,540  42,864,433    60,032,940   111,690,913

                                          CABLE AND TELEVISION - 0.14%
                      217,500    217,500  TiVo, Inc. * (a)                                                  1,542,075     1,542,075
                                                                                                          -----------

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - MID CAP GROWTH FUND
JOHN HANCOCK TRUST - AGGRESSIVE GROWTH TRUST
JOHN HANCOCK TRUST - MID CAP STOCK TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2004
  (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)
--------------------------------------------------------------------------------

  MID CAP   AGGRESSIVE MID CAP PROFORMA                                             MID CAP     AGGRESSIVE    MID CAP     PROFORMA
GROWTH FUND   GROWTH    STOCK  COMBINED                                           GROWTH FUND     GROWTH       STOCK      COMBINED
----------- ---------- ------- --------                                           ----------- ------------  ----------- ------------
              SHARES/PRINCIPAL AMOUNT          SECURITY DESCRIPTION                                           VALUE
              -----------------------          --------------------                                           -----
                                        CELLULAR COMMUNICATIONS - .97%
 77,000                360,800 437,800  Nextel Communications, Inc., Class A*     $ 1,225,840               $ 9,618,928 $ 10,844,768
                                                                                  ----------- ------------  ----------- ------------
                                        CHEMICALS - 0.20%
 36,400                         36,400  Albany Molecular Research, Inc. *             470,652                                470,652
             21,200             21,200  Techne Corp. * (a)                                    $    921,140                   921,140
             17,100             17,100  Valspar Corp.                                              861,669                   861,669
                                                                                  ----------- ------------  ----------- ------------
                                                                                      470,652    1,782,809                 2,253,461
                                        COAL - 0.42%
                       127,800 127,800  Arch Coal, Inc.                                                       4,676,202    4,676,202
                                                                                  ----------- ------------  ----------- ------------
                                        COLLEGES & UNIVERSITIES - 1.74%
             15,425     80,000  95,425  Apollo Group, Inc., Class A *                            1,361,873    7,063,200    8,425,073
 43,900      25,000             68,900  Career Education Corp.                      2,000,084    1,139,000                 3,139,084
             76,800             76,800  Corinthian Colleges, Inc.                                1,900,032                 1,900,032
119,700                        119,700  ITT Educational Services, Inc. *            4,550,994                              4,550,994
             17,100             17,100  University of Phoenix Online *                           1,497,789                 1,497,789
                                                                                  ----------- ------------  ----------- ------------
                                                                                    6,551,078    5,898,694    7,063,200   19,512,972
                                        COMPUTERS & BUSINESS EQUIPMENT - 4.16%
127,000                        127,000  3Com Corp. *                                  793,750                                793,750
             27,100             27,100  Anteon International Corp. * (a)                           884,002                   884,002
             46,500             46,500  Applied Films Corp. * (a)                                1,349,430                 1,349,430
 80,949                         80,949  Benchmark Electronics, Inc.                 2,355,616                              2,355,616
             56,200             56,200  CACI International, Inc., Class A *                      2,272,728                 2,272,728
 47,700      56,000            103,700  CDW Corp.                                   3,041,352    3,570,560                 6,611,912
             30,400             30,400  Cognizant Technology
                                          Solutions Corp., Class A                                 772,464                   772,464
             42,700             42,700  Electronics For Imaging, Inc. *                          1,206,702                 1,206,702
 85,000                         85,000  Extreme Networks, Inc. *                      469,200                                469,200
 85,000                         85,000  Foundry Networks, Inc. *                    1,195,950                              1,195,950
120,700                        120,700  Ingram Micro, Inc., Class A *               1,746,529                              1,746,529
             31,300             31,300  Intergraph Corp. *                                         809,418                   809,418
             53,700             53,700  M-Systems Flash Disk Pioneers, Ltd. *(a)                   800,667                   800,667
120,000                        120,000  Maxtor Corp. *                                795,600                                795,600
                       345,200 345,200  Network Appliance, Inc. *                                             7,432,156    7,432,156
             32,400             32,400  National Instruments Corp. (a)                             993,060                   993,060
             10,500             10,500  Palmone, Inc. (a)                                          365,085                   365,085
 20,000                         20,000  Plexus Corp. *                                270,000                                270,000
 13,000                131,000 144,000  Research In Motion, Ltd. - USD                889,720                 8,965,640    9,855,360
 79,100                         79,100  Sandisk Corp.                               1,715,679                              1,715,679
             12,300             12,300  Sierra Wireless, Inc. *                                    455,469                   455,469
                       314,500 314,500  Silicon Storage Technology, Inc. *                                    3,239,350    3,239,350
             99,100             99,100  Tripath Technology, Inc. *(a)                              322,075                   322,075
                                                                                  ----------- ------------  ----------- ------------
                                                                                   13,273,396   13,801,660   19,637,146   46,712,202
                                        CONSTRUCTION MATERIALS - 0.49%
                       979,248 979,248  Rinker Group Ltd. *                                                   5,479,436    5,479,436
                                                                                  ----------- ------------  ----------- ------------
                                        CONSTRUCTION & MINING EQUIPMENT - 0.08%
             27,100             27,100  National Oilwell, Inc. *                                   853,379                   853,379
                                                                                  ----------- ------------  ----------- ------------
                                        CONTAINERS & GLASS - 0.45%
                       138,800 138,800  Jarden Corp.(a)                                                       4,995,412    4,995,412
221,900                        221,900  Pactiv Corp. *                              5,534,186                              5,534,186
                                                                                  ----------- ------------  ----------- ------------
                                                                                    5,534,186                 4,995,412   10,529,598
                                        COSMETICS & TOILETRIES - 0.06%
             29,500             29,500  Steiner Leisure, Ltd. *                                    649,000                   649,000
                                                                                  ----------- ------------  ----------- ------------

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - MID CAP GROWTH FUND
JOHN HANCOCK TRUST - AGGRESSIVE GROWTH TRUST
JOHN HANCOCK TRUST - MID CAP STOCK TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2004
  (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)
--------------------------------------------------------------------------------

  MID CAP    AGGRESSIVE  MID CAP  PROFORMA                                           MID CAP    AGGRESSIVE    MID CAP    PROFORMA
GROWTH FUND    GROWTH     STOCK   COMBINED                                         GROWTH FUND    GROWTH       STOCK     COMBINED
-----------  ----------  -------  --------                                         ----------- ----------- ----------- -----------
                SHARES/PRINCIPAL AMOUNT          SECURITY DESCRIPTION                                         VALUE
                -----------------------          --------------------                                         -----
                                            CRUDE PETROLEUM & NATURAL GAS - 2.27%
 415,100                           415,100  Chesapeake Energy Corp.                $ 6,110,272                         $ 6,110,272
                          80,600    80,600  EOG Resources, Inc.                                            $ 4,812,626   4,812,626
               58,500               58,500  Harvest Natural Resources, Inc. *
                                              (a)                                              $   872,235                 872,235
               23,000               23,000  Patterson-UTI  Energy, Inc.                            768,430                 768,430
  73,200                 226,900   300,100  Plains Exploration & Production
                                              Company * (a)                          1,343,220               4,163,615   5,506,835
               19,700               19,700  Quicksilver Resources, Inc. * (a)                    1,321,279               1,321,279
               30,800               30,800  Spinnaker Exploration Company *                      1,212,904               1,212,904
                         164,150   164,150  XTO Energy, Inc.                                                 4,890,028   4,890,028
                                                                                   ----------- ----------- ----------- -----------
                                                                                     7,453,492   4,174,848  13,866,269  25,494,609
                                            DOMESTIC OIL - 0.06%
               24,050               24,050  TETRA Technologies, Inc.                               645,743                 645,743
                                                                                   ----------- ----------- ----------- -----------

                                            DRUGS & HEALTH CARE - 0.60%
 131,100                           131,100  Biovail Corp. *                          2,488,278                           2,488,278
               31,800               31,800  Closure Medical Corp. * (a)                            798,498                 798,498
  70,000                            70,000  CV Therapeutics                          1,173,200                           1,173,200
               31,400               31,400  Genencor International, Inc. *                         514,018                 514,018
               55,100               55,100  Impax Laboratories, Inc. * (a)                       1,067,838               1,067,838
               75,600               75,600  OraSure Technologies, Inc. * (a)                       735,588                 735,588
                                                                                   ----------- ----------- ----------- -----------
                                                                                     3,661,478   3,115,942               6,777,420
                                            EDUCATIONAL SERVICES - .90%
               27,600    226,800   254,400  Education Management Corp.                             906,936   7,452,648   8,359,584
               23,500               23,500  Laureate Education, Inc. *                             898,640                 898,640
                7,200                7,200  Strayer Education, Inc.                                803,304                 803,304
                                                                                   ----------- ----------- ----------- -----------
                                                                                                 2,608,880   7,452,648  10,061,528
                                            ELECTRICAL EQUIPMENT - 0.73%
 168,700                           168,700  American Power Conversion Corp           3,314,955                           3,314,955
               11,200               11,200  Cooper Industries, Ltd., Class A                       665,392                 665,392
               37,600               37,600  Littelfuse, Inc. *                                   1,594,616               1,594,616
               63,000               63,000  Tektronix, Inc.                                      2,143,260               2,143,260
               18,000               18,000  Wilson Greatbatch Technologies,
                                              Inc. * (a)                                           503,100                 503,100
                                                                                   ----------- ----------- ----------- -----------
                                                                                     3,314,955   4,906,368               8,221,323
                                            ELECTRONICS - 2.80%
               13,600               13,600  Adobe Systems, Inc.                                    632,400                 632,400
               64,000               64,000  Agilent Technologies, Inc. *                         1,873,920               1,873,920
               19,000               19,000  Artisan Components, Inc. *                             490,200                 490,200
               29,500               29,500  Daktronics, Inc. * (a)                                 736,025                 736,025
  34,100       49,375               83,475  Engineered Support Systems, Inc.         1,995,191   2,888,931               4,884,122
               29,700               29,700  FEI Company * (a)                                      710,127                 710,127
               25,900               25,900  FLIR Systems, Inc. * (a)                             1,421,910               1,421,910
  12,000                 168,800   180,800  Garmin, Ltd.                               444,480               6,252,352   6,696,832
               26,100               26,100  II-VI, Inc.                                            800,226                 800,226
               41,100               41,100  Keithley Instruments, Inc.                             910,365                 910,365
               42,200               42,200  LeCroy Corp. *                                         760,022                 760,022
                          71,100    71,100  L-3 Communications Holdings, Inc.
                                              (a)                                                            4,749,480   4,749,480
               31,800               31,800  Photon Dynamics, Inc. * (a)                          1,115,226               1,115,226
               13,200               13,200  Rogers Corp. *                                         922,680                 922,680
               10,500               10,500  Taser International, Inc. * (a)                        454,965                 454,965
               61,250               61,250  Trimble Navigation, Ltd.                             1,702,138               1,702,138
  36,000       72,800              108,800  TTM Technologies, Inc. * (a)               426,600     862,680               1,289,280
               29,500               29,500  Varian, Inc. *                                       1,243,425               1,243,425
                                                                                   ----------- ----------- ----------- -----------
                                                                                     2,866,271  17,525,240  11,001,832  31,393,343

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - MID CAP GROWTH FUND
JOHN HANCOCK TRUST - AGGRESSIVE GROWTH TRUST
JOHN HANCOCK TRUST - MID CAP STOCK TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2004
  (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)
--------------------------------------------------------------------------------

  MID CAP   AGGRESSIVE MID CAP PROFORMA                                            MID CAP   AGGRESSIVE     MID CAP     PROFORMA
GROWTH FUND   GROWTH    STOCK  COMBINED                                          GROWTH FUND   GROWTH        STOCK      COMBINED
----------- ---------- ------- --------                                          ----------- -----------  ----------   -----------
               SHARES/PRINCIPAL AMOUNT         SECURITY DESCRIPTION                                          VALUE
               -----------------------         --------------------                                          -----
                                         FINANCIAL SERVICES - 5.09%
              21,400             21,400  A.G. Edwards, Inc.                                  $   728,242               $   728,242
              44,600    73,500  118,100  Affiliated Managers Group, Inc. (a)                   2,246,502  $3,702,195     5,948,697
  177,100     84,900            262,000  Ameritrade Holding Corp. *              $ 2,010,085     963,615                 2,973,700
                       139,800  139,800  Countrywide Financial Corp.                                       9,820,950     9,820,950
  285,300                       285,300  E*Trade Financial Corp *                  3,181,095                             3,181,095
  157,300                       157,300  Federated Investments, Inc., Class B=     4,772,482                             4,772,482
              90,800             90,800  Fiserv, Inc. *                                        3,531,212                 3,531,212
                       118,800  118,800  IndyMac Bancorp, Inc.                                             3,754,080     3,754,080
              25,800             25,800  Inveresk Research Group Inc. *                          795,672                   795,672
              12,300             12,300  Ipayment, Inc. *                                        504,300                   504,300
              23,500             23,500  Jeffries Group, Inc.                                    726,620                   726,620
              54,100             54,100  Knight Trading Group, Inc. *                            542,082                   542,082
   34,700     25,800    38,800   99,300  Legg Mason, Inc.                          3,158,047   2,348,058   3,531,188     9,037,293
              29,900             29,900  Lehman Brothers Holdings, Inc.                        2,249,975                 2,249,975
              14,800             14,800  Piper Jaffray Companies, Inc. * (a)                     669,404                   669,404
                       421,900  421,900  Providian Financial Corp. *                                       6,189,273     6,189,273
              34,100             34,100  T. Rowe Price Group, Inc.                             1,718,640                 1,718,640
                                                                                 ----------- -----------  ----------   -----------
                                                                                  13,121,709  17,024,322  26,997,686    57,143,717
                                         FOOD & BEVERAGES - 0.44%
              20,000             20,000  Buffalo Wild Wings, Inc. * (a)                          553,000                   553,000
   23,400                        23,400  Constellation Brands, Inc- Class A *        868,842                               868,842
  166,000                       166,000  Hain Celestial Group, Inc *               3,004,600                             3,004,600
              54,900             54,900  SunOpta, Inc. * (a)                                     468,846                   468,846
                                                                                 ----------- -----------  ----------   -----------
                                                                                   3,873,442   1,021,846                 4,895,288

                                         GAS & PIPELINE UTILITIES - 0.10%
              31,200             31,200  Ultra Petroleum Corp. *                               1,164,696                 1,164,696
                                                                                 ----------- -----------  ----------   -----------

                                         HEALTHCARE PRODUCTS - 4.11%
              25,150             25,150  Advanced Neuromodulation Systems, Inc.                  824,920                   824,920
              22,100             22,100  American Medical Systems
                                           Holdings, Inc. *                                      744,770                   744,770
   43,200                        43,200  The Cooper Companies, Inc.                2,728,944                             2,728,944
   98,500                        98,500  Diagnostic Products Corp.                 4,328,090                             4,328,090
              20,000             20,000  Cyberonics, Inc. * (a)                                  667,200                   667,200
              56,500             56,500  Cytyc Corp. *                                         1,433,405                 1,433,405
   72,900              130,500  203,400  Edwards Lifesciences Corp. *              2,540,565               4,547,925     7,088,490
   88,400     51,600            140,000  Fisher Scientific International, Inc. *   5,105,100   2,979,900                 8,085,000
              27,000             27,000  Gen-Probe, Inc.                                       1,277,640                 1,277,640
                       127,100  127,100  Guidant Corp.                                                     7,102,348     7,102,348
              14,900             14,900  Henry Schein, Inc. *                                    940,786                   940,786
              44,300             44,300  Nuvasive, Inc. *                                        483,313                   483,313
              48,800             48,800  ResMed, Inc. *                                        2,486,848                 2,486,848
              12,900             12,900  St. Jude Medical, Inc. *                                975,885                   975,885
              29,100             29,100  STERIS Corp. *                                          656,496                   656,496
   95,300                        95,300  Viasys Healthcare, Inc. *                 1,992,723                             1,992,723
              44,000             44,000  VISX, Inc. *                                          1,175,680                 1,175,680
              20,300             20,300  Wright Medical Group, Inc. *                            722,680                   722,680
              22,000             22,000  Zimmer Holdings, Inc. *                               1,940,400                 1,940,400
              12,300             12,300  Zoll Medical Corp. *                                    431,484                   431,484

                                                                                 ----------- -----------  ----------   -----------
                                                                                  16,695,422  17,741,407  11,650,273    46,087,102

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - MID CAP GROWTH FUND
JOHN HANCOCK TRUST - AGGRESSIVE GROWTH TRUST
JOHN HANCOCK TRUST - MID CAP STOCK TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2004
  (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)
--------------------------------------------------------------------------------

  MID CAP    AGGRESSIVE  MID CAP    PROFORMA                                         MID CAP     AGGRESSIVE   MID CAP    PROFORMA
GROWTH FUND    GROWTH     STOCK     COMBINED                                       GROWTH FUND    GROWTH       STOCK     COMBINED
-----------   -------    ------    ---------                                       ------------  ----------  ---------- -----------
                 SHARES/PRINCIPAL AMOUNT                SECURITY DESCRIPTION                                   VALUE
                 -----------------------                --------------------                                   -----
                                              HEALTHCARE SERVICES - 3.34%
                 35,700    11,227     46,927  Accredo Health, Inc. *                            $ 1,390,515 $   437,292 $ 1,827,807
                 16,300               16,300  American Healthways, Inc.                             433,906                 433,906
                 11,000               11,000  Cerner Corp. * (a)                                    490,380                 490,380
                 23,100               23,100  Covance, Inc. *                                       891,198                 891,198
   53,500             -               53,500  Coventry Health Care, Inc.            $ 2,616,150                           2,616,150
                 50,900               50,900  DaVita, Inc.                                        1,569,247               1,569,247
  120,000        42,700              162,700  Health Net, Inc. *                      3,180,000   1,131,550               4,311,550
                 23,500               23,500  ICON PLC, ADR *                                     1,033,765               1,033,765
                          138,100    138,100  McKesson Corp.                                                  4,740,973   4,740,973
   36,300        22,900   267,300    326,500  Medco Health Solutions, Inc. *          1,361,250     858,750  10,023,750  12,243,750
  169,000        34,400              203,400  Odyssey Healthcare, Inc. (a)            3,197,518     647,408               3,844,926
                 42,700               42,700  Omnicare, Inc.                                      1,827,987               1,827,987
                 11,300               11,300  Pediatrix Medical Group, Inc. *                       789,305                 789,305
                 24,700               24,700  The Advisory Board Company *                          879,320                 879,320
                                                                                   ------------ ----------- ----------- -----------
                                                                                     10,354,918  11,943,331  15,202,015  37,500,264

                                              HOMEBUILDERS - 1.58%
                          130,050    130,050  D.R. Horton, Inc.                                               3,693,420   3,693,420
                           84,000     84,000  Lennar Corp., Class A                                           3,756,480   3,756,480
                          103,700    103,700  Pulte Homes, Inc.                                               5,395,511   5,395,511
   88,300                             88,300  Standard Pacific Corp                   4,353,190                           4,353,190
                 12,300               12,300  Toll Brothers, Inc. *                                 520,536                 520,536
                                                                                   ------------ ----------- ----------- -----------
                                                                                      4,353,190     520,536  12,845,411  17,719,137

                                              HOTELS & RESTAURANTS - 1.23%
                          172,700    172,700  Aztar Corp. *                                                   4,835,600   4,835,600
                 43,700               43,700  CBRL Group, Inc.                                    1,348,145               1,348,145
                 17,500               17,500  Kerzner International, Ltd. *                         832,300                 832,300
   63,000        19,400               82,400  Krispy Kreme Doughnuts, Inc. * (a)      1,202,670     370,346               1,573,016
                 23,400               23,400  P.F. Chang's China Bistro, Inc. *(a)                  962,910                 962,910
                 30,900               30,900  Panera Bread Company, Class A * (a)                 1,108,692               1,108,692
                 41,550               41,550  RARE Hospitality International, Inc.                1,034,595               1,034,595
                 36,675               36,675  Sonic Corp.                                           834,356                 834,356
                 26,000               26,000  Station Casinos, Inc.                               1,258,400               1,258,400
                                                                                   ------------ ----------- ----------- -----------
                                                                                      1,202,670   7,749,744   4,835,600  13,788,014

                                              HOUSEHOLD PRODUCTS - 0.08%
                 32,800               32,800  Select Comfort Corp. * (a)                            931,520                 931,520
                                                                                   ------------ ----------- ----------- -----------

                                              INDUSTRIAL MACHINERY - 2.05%
                          222,100    222,100  CNH Global NV                                                   4,584,144   4,584,144
   29,000        14,800   158,000    201,800  Cognex Corp. (a)                        1,115,920     569,504   6,079,840   7,765,264
                 22,100               22,100  Deere & Company                                     1,550,094               1,550,094
                 38,900               38,900  FMC Technologies, Inc. *                            1,120,320               1,120,320
   55,600                             55,600  Graco, Inc.                             1,726,380                           1,726,380
                          107,900    107,900  W.W. Grainger, Inc.                                             6,204,250   6,204,250
                                                                                   ------------ ----------- ----------- -----------
                                                                                      2,842,300   3,239,918  16,868,234  22,950,452

                                              INDUSTRIALS - 0.47%
   58,300        34,100               92,400  Fastenal Company                        3,313,189   1,937,903               5,251,092
                                                                                   ------------ ----------- ----------- -----------

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - MID CAP GROWTH FUND
JOHN HANCOCK TRUST - AGGRESSIVE GROWTH TRUST
JOHN HANCOCK TRUST - MID CAP STOCK TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2004
  (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)
--------------------------------------------------------------------------------

MID CAP             MID                                                           MID CAP
GROWTH  AGGRESSIVE  CAP    PROFORMA                                               GROWTH     AGGRESSIVE     MID CAP    PROFORMA
 FUND    GROWTH    STOCK   COMBINED                                                FUND        GROWTH        STOCK     COMBINED
-------  ------    -----   --------                                                ----        ------        -----     --------
          SHARES/PRINCIPAL AMOUNT      SECURITY DESCRIPTION                                                  VALUE
          -----------------------      --------------------                                                  -----
                                      INSURANCE - 1.03%
 43,600                      43,600   Ambac Financial Group, Inc.                $3,201,984                          $  3,201,984
179,800                     179,800   Arthur J. Gallagher & Company               5,474,910                             5,474,910
          29,500             29,500   Assured Guaranty, Ltd. *                               $   500,025                  500,025
          14,800             14,800   Direct General Corp. (a)                                   477,448                  477,448
          23,700             23,700   HCC Insurance Holdings, Inc.                               791,817                  791,817
          18,300             18,300   Navigators Group, Inc. *                                   528,687                  528,687
          17,300             17,300   ProAssurance Corp. * (a)                                   590,103                  590,103
                                                                                 ----------  -----------  -----------  ----------
                                                                                  8,676,894    2,888,080               11,564,974
                                      INTERNATIONAL OIL - 0.73%
                    66,600   66,600   Nabors Industries, Ltd. *                                           $ 3,011,652   3,011,652
                   135,900  135,900   Noble Corp. *                                                         5,149,251   5,149,251
                                                                                 ----------  -----------  -----------  ----------
                                                                                                            8,160,903   8,160,903
                                      INTERNET CONTENT - 0.57%
 82,000                      82,000   1-800-FLOWERS.com., Inc. *                    667,480                               667,480
 66,300   17,700             84,000   Ask Jeeves, Inc. * (a)                      2,587,689      690,831                3,278,520
          69,300             69,300   CNET Networks, Inc. *(a)                                   767,151                  767,151
          89,600             89,600   Digitas, Inc. *                                            988,288                  988,288
          19,700             19,700   NetFlix, Inc. (a)                                          708,215                  708,215
                                                                                 ----------  -----------  -----------  ----------
                                                                                  3,255,169    3,154,485                6,409,654
                                      INTERNET SERVICE PROVIDER - 0.47%
          56,700             56,700   Avocent Corp. *                                          2,083,158                2,083,158
          44,800             44,800   C-COR.net Corp. *                                          460,992                  460,992
          36,900             36,900   eSPEED, Inc., Class A * (a)                                651,285                  651,285
          20,700             20,700   SINA.com * (a)                                             682,893                  682,893
          82,200             82,200   United Online, Inc. (a)                                  1,447,542                1,447,542
                                                                                 ----------  -----------  -----------  ----------
                                                                                               5,325,870                5,325,870
                                      INTERNET SOFTWARE - 0.58%
          35,800             35,800   eResearch Technology, Inc. (a)                           1,002,400                1,002,400
          35,100             35,100   Internet Security Systems, Inc. *                          538,434                  538,434
          40,400             40,400   Interwoven, Inc.                                           408,040                  408,040
          51,900             51,900   Macromedia, Inc. *                                       1,274,145                1,274,145
          68,100             68,100   Netegrity, Inc. *                                          576,126                  576,126
          86,362             86,362   Networks Associates, Inc. *                              1,565,743                1,565,743
          41,600             41,600   Safenet Inc. * (a)                                       1,151,488                1,151,488
                                                                                 ----------  -----------  -----------  ----------
                                                                                               6,516,376                6,516,376
                                      LEISURE TIME - 0.57%
          25,600             25,600   Brunswick Corp.                                          1,044,480                1,044,480
          99,100             99,100   Imax Corp. * (a)                                           549,014                  549,014
  4,100                       4,100   Life Time Fitness, Inc.                        86,100                                86,100
         140,100            140,100   Lions Gate Entertainment Corp. * (a)                       977,898                  977,898
          29,300             29,300   Penn National Gaming, Inc. *                               972,760                  972,760
           8,700              8,700   Pixar, Inc. * (a)                                          604,737                  604,737
          24,700             24,700   Royal Caribbean Cruises, Ltd. (a)                        1,072,227                1,072,227
          30,450             30,450   Shuffle Master, Inc. (a)                                 1,105,639                1,105,639
                                                                                 ----------  -----------  -----------  ----------
                                                                                     86,100    6,326,755                6,412,855
                                      LIFE SCIENCES - 0.45%
130,000                     130,000   Incyte Pharmacuticals                         993,200                               993,200
          37,500             37,500   PerkinElmer, Inc.                                          751,500                  751,500
 47,500   22,300             69,800   Waters Corp. *                              2,269,550    1,065,494                3,335,044
                                                                                 ----------  -----------  -----------  ----------
                                                                                  3,262,750    1,816,994                5,079,744
                                      MANUFACTURING - 0.77%
          68,900             68,900   Danaher Corp.                                            3,572,465                3,572,465
          43,000             43,000   Eaton Corp.                                              2,783,820                2,783,820
          59,700             59,700   Rockwell Automation, Inc                                 2,239,347                2,239,347
                                                                                 ----------  -----------  -----------  ----------
                                                                                               8,595,632                8,595,632

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - MID CAP GROWTH FUND
JOHN HANCOCK TRUST - AGGRESSIVE GROWTH TRUST
JOHN HANCOCK TRUST - MID CAP STOCK TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2004
  (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)
--------------------------------------------------------------------------------

  MID CAP   AGGRESSIVE MID CAP PROFORMA                                               MID CAP   AGGRESSIVE    MID CAP    PROFORMA
GROWTH FUND   GROWTH    STOCK  COMBINED                                             GROWTH FUND   GROWTH       STOCK     COMBINED
----------- ---------- ------- --------                                             ----------- ----------- ----------- -----------
             SHARES/PRINCIPAL AMOUNT             SECURITY DESCRIPTION                                         VALUE
             -----------------------             --------------------                                         -----
                                        MEDICAL-HOSPITALS - 1.39%
              32,150             32,150 AmSurg Corp.                                            $   807,930             $   807,930
              42,700             42,700 Health Management Associates, Inc., Class A                 957,334                 957,334
              32,400             32,400 Lifepoint Hospitals, Inc. *(a)                            1,205,928               1,205,928
                       116,500  116,500 Manor Care, Inc.                                                    $ 3,807,220   3,807,220
              19,400             19,400 Possis Medical, Inc. * (a)                                  662,510                 662,510
              51,000             51,000 Select Medical Corp.                                        684,420                 684,420
  98,200      66,000            164,200 Triad Hospitals, Inc. *                     $ 3,655,986   2,457,180               6,113,166
              29,900             29,900 VCA Antech, Inc. *                                        1,340,118               1,340,118
                                                                                    ----------- ----------- ----------- -----------
                                                                                      3,655,986   8,115,420   3,807,220  15,578,626

                                        METAL & METAL PRODUCTS - 0.85%
  26,300               148,500  174,800 Precision Castparts Corp.                     1,438,347               8,121,465   9,559,812
                                                                                    ----------- ----------- ----------- -----------

                                        MINING - 0.11%
              42,700             42,700 Joy Global, Inc.                                          1,278,438               1,278,438
                                                                                    ----------- ----------- ----------- -----------

                                        MUTUAL FUNDS - 0.07%
              11,000             11,000 iShares Nasdaq Biotechnology Index Fund                     826,100                 826,100
                                                                                    ----------- ----------- ----------- -----------

                                        PETROLEUM SERVICES - 1.02%
              49,600             49,600 Cal Dive International, Inc. *                            1,503,872               1,503,872
              26,600             26,600 Core Laboratories NV * *                                    611,800                 611,800
 121,000                        121,000 ENSCO International, Inc.                     3,521,100                           3,521,100
             150,900            150,900 Grey Wolf, Inc. *                                           639,816                 639,816
              35,700             35,700 Gulfmark Offshore, Inc. * (a)                               563,346                 563,346
              62,700             62,700 Key Energy Services, Inc. *                                 591,888                 591,888
             143,200            143,200 Pride International, Inc. *                               2,450,152               2,450,152
              24,900             24,900 Universal Compression Holdings, Inc. *                      763,932                 763,932
              34,000             34,000 Varco International, Inc. *                                 744,260                 744,260
                                                                                    ----------- ----------- ----------- -----------
                                                                                      3,521,100   7,869,066              11,390,166

                                        PHARMACEUTICALS - 2.91%
  42,700                         42,700 Abegenix, Inc.*                                 500,444                             500,444
                       176,700  176,700 Alkermes, Inc. * (a)                                                  2,403,120   2,403,120
              19,700             19,700 American Pharmaceutical Partners, Inc. (a)                  598,486                 598,486
              43,200             43,200 Amylin Pharmaceuticals, Inc. * (a)                          984,960                 984,960
              33,300             33,300 Angiotech Pharmaceuticals, Inc.                             670,995                 670,995
              49,100             49,100 Barr Pharmaceuticals, Inc.                                1,654,670               1,654,670
  32,700      90,400            123,100 Caremark Rx, Inc. *                           1,077,138   2,977,776               4,054,914
  20,900                         20,900 Celgene Corp.*                                1,196,734                           1,196,734
              23,800             23,800 Connetics Corp. * (a)                                       480,760                 480,760
              41,700             41,700 Corcept Therapeutics, Inc. * (a)                            321,924                 321,924
                        73,700   73,700 Forest Laboratories, Inc. *                                           4,173,631   4,173,631
              33,400             33,400 Hospira, Inc. *                                             921,840                 921,840
              53,300             53,300 Ivax Corp. *                                              1,278,667               1,278,667
 206,100                        206,100 King Pharmaceuticals, Inc*                    2,359,845                           2,359,845
 100,000                        100,000 Vertex Pharmaceuticals, Inc*                  1,084,000                           1,084,000
              30,000             30,000 Medicis Pharmaceutical Corp., Class A (a)                 1,198,500               1,198,500
              67,200             67,200 NPS Pharmaceuticals, Inc. * (a)                           1,411,200               1,411,200
              30,300             30,300 Salix Pharmaceuticals, Ltd. *                               998,385                 998,385
              52,200             52,200 Taro Pharmaceutical Industries, Ltd. * (a)                2,270,700               2,270,700
  30,900               119,500  150,400 Watson Pharmaceuticals, Inc. *                  831,210               3,214,550   4,045,760
                                                                                    ----------- ----------- ----------- -----------
                                                                                      7,049,371  15,768,863   9,791,301  32,609,535

                                        PLASTICS - 0.06%
              24,800             24,800 Spartech Corp.                                              643,312                 643,312
                                                                                    ----------- ----------- ----------- -----------

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - MID CAP GROWTH FUND
JOHN HANCOCK TRUST - AGGRESSIVE GROWTH TRUST
JOHN HANCOCK TRUST - MID CAP STOCK TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2004
  (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)
-------------------------------------------------------------------------------

MID CAP
GROWTH  AGGRESSIVE MID CAP PROFORMA                                                 MID CAP   AGGRESSIVE                  PROFORMA
 FUND     GROWTH    STOCK  COMBINED                                               GROWTH FUND   GROWTH    MID CAP STOCK   COMBINED
------- ---------- ------- --------                                               ----------- ----------- ------------- ------------
          SHARES/PRINCIPAL AMOUNT         SECURITY DESCRIPTION                                               VALUE
          -----------------------         --------------------                                               -----
                                    POLLUTION CONTROL - 0.11%
           23,700            23,700 Stericycle, Inc. *                                        $ 1,226,238               $  1,226,238
                                                                                  ----------- ----------- ------------  ------------
                                    REAL ESTATE - 0.07%
           42,500            42,500 CB Richard Ellis Group, Inc. *                                811,750                    811,750
                                                                                  ----------- ----------- ------------  ------------

                                    RETAIL GROCERY - 0.15%
           58,600            58,600 United Natural Foods, Inc. (a)                              1,694,126                  1,694,126
                                                                                  ----------- ----------- ------------  ------------

                                    RETAIL TRADE - 7.20%
                   160,800  160,800 Abercrombie & Fitch Company, Class A                                  $  6,231,000     6,231,000
           87,800            87,800 Aeropostale, Inc. (a)                                       2,362,698                  2,362,698
           34,100  124,200  158,300 Best Buy Company, Inc.                                      1,730,234    6,301,908     8,032,142
           25,400            25,400 CarMax, Inc. *                                                555,498                    555,498
 77,600    21,700            99,300 Chico's FAS, Inc. *                           $ 3,504,416     979,972                  4,484,388
           16,200            16,200 Coldwater Creek, Inc. *                                       428,814                    428,814
           54,000            54,000 Family Dollar Stores, Inc.                                  1,642,680                  1,642,680
           42,700            42,700 Foot Locker, Inc.                                           1,039,318                  1,039,318
           34,100            34,100 Fossil, Inc.                                                  929,225                    929,225
           38,400            38,400 Fred's, Inc., Class A (a)                                     848,256                    848,256
           48,900            48,900 GameStop Corp. * (a)                                          744,258                    744,258
           33,599            33,599 Hot Topic, Inc.                                               688,444                    688,444
                   148,700  148,700 Linens'n Things, Inc. *                                                  4,358,397     4,358,397
 94,200            172,300  266,500 Michael's Stores, Inc.                          5,181,000                9,476,500    14,657,500
           98,100            98,100 MSC Industrial Direct Company, Inc., Class A                3,221,604                  3,221,604
           27,800            27,800 NBTY, Inc. *                                                  817,042                    817,042
224,400    98,650           323,050 Pacific Sunwear of California, Inc.             4,391,508   1,930,580                  6,322,088
155,600    29,900           185,500 Petco Animal Supplies Inc. *                    5,011,876     963,079                  5,974,955
          135,900           135,900 Staples, Inc.                                               3,983,229                  3,983,229
           42,700            42,700 The Men's Wearhouse, Inc. *                                 1,126,853                  1,126,853
           42,700            42,700 Tiffany & Company                                           1,573,495                  1,573,495
           93,500            93,500 Tractor Supply Company                                      3,910,170                  3,910,170
           29,028            29,028 Urban Outfitters, Inc. * (a)                                1,768,095                  1,768,095
 66,600    86,100           152,700 Williams-Sonoma, Inc. *                         2,195,136   2,837,856                  5,032,992
                                                                                  ----------- ----------- ------------  ------------
                                                                                   20,283,936  34,081,400   26,367,805    80,733,141

                                    SANITARY SERVICES - 0.26%
 98,850                      98,850 Waste Connections, Inc.                         2,931,891                              2,931,891
                                                                                  ----------- ----------- ------------  ------------

                                    SEMICONDUCTORS - 8.84%
           49,200            49,200 02Micro International, Ltd. * (a)                             837,876                    837,876
           30,300            30,300 Actel Corp. *                                                 560,550                    560,550
                   213,100  213,100 Altera Corp. *                                                           4,735,082     4,735,082
          125,800           125,800 Amis Holdings, Inc. *                                       2,128,536                  2,128,536
                    85,100   85,100 Analog Devices, Inc.                                                     4,006,508     4,006,508
                   476,500  476,500 Applied Micro Circuits Corp. *                                           2,534,980     2,534,980
           76,300            76,300 ASE Test, Ltd. * (a)                                          562,331                    562,331
           50,700            50,700 Asyst Technologies, Inc. * (a)                                524,238                    524,238
                   262,100  262,100 Broadcom Corp., Class A *                                               12,258,417    12,258,417
          131,200           131,200 ChipPAC, Inc., Class A * (a)                                  822,624                    822,624
145,000                     145,000 Conexant Systems, Inc.*                           627,850                                627,850
           23,400            23,400 Cymer, Inc. *                                                 876,096                    876,096
 60,000                      60,000 Emulex Corp.*                                     858,600                                858,600
           60,500            60,500 Entegris, Inc. * (a)                                          699,985                    699,985
           36,600            36,600 Exar Corp. *                                                  536,556                    536,556
104,300                     104,300 Fairchild Semiconductor International, Inc.     1,707,391                              1,707,391
           36,900  175,700  212,600 FormFactor,  Inc. * (a)                                       828,405    3,944,465     4,772,870
           29,900            29,900 Genesis Microchip, Inc. * (a)                             $   411,723                    411,723
           35,600            35,600 Integrated Circuit Systems, Inc. *                            966,896                    966,896
 64,000                      64,000 Integrated Device Technology, Inc.*               885,760                                885,760
 58,300                      58,300 International Rectifier Corp.*                  2,414,786                              2,414,786
           84,804            84,804 Intersil Corp., Class A                                     1,836,855                  1,836,855
                   138,600  138,600 KLA-Tencor Corp. *                                                    $  6,844,068     6,844,068
                    21,700   21,700 Laedis Technology Inc *                                                    290,997       290,997
           26,900            26,900 Linear Technology Corp.                                     1,061,743                  1,061,743
                   348,800  348,800 Marvell Technology Group, Ltd.                                        $  9,312,960  $  9,312,960

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - MID CAP GROWTH FUND
JOHN HANCOCK TRUST - AGGRESSIVE GROWTH TRUST
JOHN HANCOCK TRUST - MID CAP STOCK TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2004
 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)
--------------------------------------------------------------------------------

MID CAP
GROWTH   AGGRESSIVE  MID CAP  PROFORMA                                           MID CAP    AGGRESSIVE    MID CAP     PROFORMA
 FUND     GROWTH      STOCK   COMBINED                                         GROWTH FUND    GROWTH       STOCK      COMBINED
-------  ----------  -------  --------                                         -----------  -----------  ----------  ----------
            SHARES/PRINCIPAL AMOUNT              SECURITY DESCRIPTION                                      VALUE
         -----------------------------  -------------------------------------                            ----------
           94,000    895,500   989,500  MEMC Electronic Materials, Inc. * (a)               $   928,720   8,847,540   9,776,260
          107,575              107,575  Microchip Technology, Inc.                            3,392,915               3,392,915
           51,700               51,700  Microsemi Corp.                                         734,657                 734,657
           69,800               69,800  Mykrolis Corp. * (a)                                  1,215,916               1,215,916
 44,300    65,200              109,500  Novellus Systems, Inc. *               $ 1,392,792    2,049,888               3,442,680
           24,600               24,600  NVIDIA Corp. *                                          504,300                 504,300
           34,400               34,400  Omnivision Technologies, Inc. (a)                       548,680                 548,680
 77,000                         77,000  ON Semiconductor Corp. *                   386,540                              386,540
           50,100               50,100  Pixelworks, Inc. * (a)                                  767,532                 767,532
           22,700               22,700  Power Integrations, Inc. * (a)                          565,230                 565,230
           41,500               41,500  Semtech Corp. *                                         976,910                 976,910
 76,000    82,600              158,600  Skyworks Solutions, Inc. * (a)             663,480      721,098               1,384,578
                     481,683   481,683  Taiwan Semiconductor Manufacturing
                                          Company, Ltd., ADR                                              4,002,784   4,002,784
140,200    26,000              166,200  Varian Semiconductor Equipment
                                          Associates, Inc. *                     5,406,112    1,002,560               6,408,672
           20,900               20,900  Veeco Instruments, Inc. * (a)                           539,429                 539,429
           58,600               58,600  Xicor, Inc. * (a)                                       886,618                 886,618
           34,000               34,000  Zoran Corp. * (a)                                       623,900                 623,900
                                                                               -----------  -----------  ----------  ----------
                                                                                14,343,311   28,112,767  56,777,801  99,233,879

                                        SOFTWARE - 3.69%
           68,050               68,050  Activision, Inc.                                      1,081,995               1,081,995
 58,000                         58,000  Ascential Software Corp.*                  927,420                              927,420
           25,900               25,900  Autodesk, Inc.                                        1,108,779               1,108,779
           21,500               21,500  Avid Technology, Inc. *                               1,173,255               1,173,255
           85,400               85,400  BMC Software, Inc. *                                  1,579,900               1,579,900
           64,000               64,000  Citrix Systems, Inc. *                                1,303,040               1,303,040
           69,600               69,600  Cognos, Inc. *                                        2,516,736               2,516,736
 73,500                         73,500  Dendrite International, Inc*             1,365,630                            1,365,630
           39,800               39,800  Macrovision Corp. *                                     996,194                 996,194
           29,500               29,500  Magma Design Automation, Inc. * (a)                     567,285                 567,285
                     143,600   143,600  Mercury Interactive Corp. *                                       7,155,588   7,155,588
           85,800               85,800  Micromuse, Inc. *                                       574,002                 574,002
           49,000               49,000  Novell, Inc. *                                          411,110                 411,110
           70,200    437,900   508,100  Red Hat, Inc. * (a)                                   1,612,494  10,058,563  11,671,057
                     241,800   241,800  Serena Software, Inc. *(a)                                        4,615,962   4,615,962
          127,500              127,500  Siebel Systems, Inc. *                                1,361,700               1,361,700
           19,700               19,700  Take-Two Interactive Software,
                                          Inc. * (a)                                            603,608                 603,608
 62,100                         62,100  THQ, Inc.*                               1,422,090                            1,422,090
           27,000               27,000  Websense, Inc. *                                      1,005,210               1,005,210
                                                                               -----------  -----------  ----------  ----------
                                                                                 3,715,140   15,895,308  21,830,113  41,440,561
                                        STEEL - 0.07%
           24,800               24,800  Gibraltar Steel Corp. (a)                               813,936                 813,936
                                                                               -----------  -----------  ----------  ----------

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - MID CAP GROWTH FUND
JOHN HANCOCK TRUST - AGGRESSIVE GROWTH TRUST
JOHN HANCOCK TRUST - MID CAP STOCK TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2004
  (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)
--------------------------------------------------------------------------------

  MID CAP   AGGRESSIVE    MID CAP     PROFORMA                                   MID CAP     AGGRESSIVE     MID CAP      PROFORMA
GROWTH FUND   GROWTH       STOCK      COMBINED                                 GROWTH FUND     GROWTH        STOCK       COMBINED
----------- ----------- ----------- ------------                               ------------ ------------ ------------ --------------
                   SHARES/PRINCIPAL AMOUNT            SECURITY DESCRIPTION                                  VALUE
                   -----------------------            --------------------                                  -----
                                                  TELECOMMUNICATIONS EQUIPMENT
                                                    & SERVICES - 6.28%
                 19,700     167,300      187,000  ADTRAN, Inc.                              $    657,389 $  5,582,801 $    6,240,190
                 78,200                   78,200  Aeroflex, Inc. *                             1,120,606                   1,120,606
                            247,500      247,500  Amdocs, Ltd. *                                            5,798,925      5,798,925
                            341,000      341,000  American Tower Corp.,
                                                    Class A * (a)                                           5,183,200      5,183,200
     75,000      86,100                  161,100  Avaya, Inc. *                $  1,184,250    1,359,519                   2,543,769
                130,800                  130,800  Comverse Technology,
                                                    Inc. *                                     2,608,152                   2,608,152
                            622,300      622,300  Corning, Inc. *                                           8,127,238      8,127,238
                            437,300      437,300  Crown Castle
                                                    International Corp. *                                   6,450,175      6,450,175
                 30,300                   30,300  Intrado, Inc. * (a)                            487,527                     487,527
                            130,000      130,000  NTL, Inc.                                                 7,490,600      7,490,600
                            259,900      259,900  Philippine Long
                                                    Distance Telephone
                                                    Company, ADR * (a)                                      5,421,514      5,421,514
                 69,000                   69,000  Plantronics, Inc.                            2,904,900                   2,904,900
    105,800      83,600                  189,400  Polycom, Inc. *                 2,370,978    1,873,476                   4,244,454
                 69,300                   69,300  Powerwave Technologies,
                                                    Inc. * (a)                                   533,610                     533,610
    190,000      64,600                  254,600  Tekelec *                       3,452,300    1,173,782                   4,626,082
                            359,200      359,200  Tellabs, Inc. *                                           3,139,408      3,139,408
     84,000      18,800                  102,800  UTStarcom, Inc. * (a)           2,541,000      568,700                   3,109,700
                108,800                  108,800  WJ Communication,
                                                    Inc. * (a)                                   385,152                     385,152
                                                                               ------------ ------------ ------------ --------------
                                                                                  9,548,528   13,672,813   47,193,861     70,415,202

                                                  TOYS, AMUSEMENTS & SPORTING
                                                    GOODS - 0.54%
                 46,900     265,300      312,200  Marval Enterprises,
                                                    Inc. (a)                                     915,488    5,178,656      6,094,144
                                                                               ------------ ------------ ------------ --------------
                                                  TRANSPORTATION - 1.77%
                 42,700                   42,700  C. H. Robinson
                                                    Worldwide, Inc.                            1,957,368                   1,957,368
                            157,300      157,300  Expeditors International
                                                    of Washington, Inc.                                     7,772,193      7,772,193
     91,800                 161,600      253,400  Yellow Roadway Corp. * (a)      3,659,148                 6,441,376     10,100,524
                                                                               ------------ ------------ ------------ --------------
                                                                                  3,659,148    1,957,368   14,213,569     19,830,085

                                                  TRUCKING & FREIGHT - 0.07%
                 14,800                   14,800  UTI Worldwide, Inc.                            779,812                     779,812
                                                                               ------------ ------------ ------------ --------------
                                                  TOTAL COMMON STOCKS
                                                    (COST: $929,276,373)       $216,434,548 $380,049,356 $470,620,892 $1,067,104,796
                                                                               ============ ============ ============ ==============

                                                  SHORT TERM INVESTMENTS
                                                    - 17.83%
                                                  Investment in joint
                                                    trading account
  3,645,200                            3,645,200    1.344% due 07/01/04           3,645,133            -            -      3,645,133
                                                  State Street Navigator
                                                    Securities Lending
$55,236,867 $80,263,203 $60,867,268 $196,367,338  Prime Portfolio (b)            55,236,867   80,263,203   60,867,268    196,367,338
----------- ----------- ----------- ------------                               ------------ ------------ ------------ --------------
                                                  TOTAL SHORT TERM INVESTMENTS
                                                    (Cost $200,012,471)        $ 58,882,000 $ 80,263,203 $ 60,867,268 $  200,012,471
                                                                               ------------ ------------ ------------ --------------

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - MID CAP GROWTH FUND
JOHN HANCOCK TRUST - AGGRESSIVE GROWTH TRUST
JOHN HANCOCK TRUST - MID CAP STOCK TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2004
  (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)
--------------------------------------------------------------------------------

 MID CAP
 GROWTH   AGGRESSIVE    MID CAP     PROFORMA                          MID CAP      AGGRESSIVE       MID CAP          PROFORMA
  FUND     GROWTH        STOCK      COMBINED                        GROWTH FUND      GROWTH          STOCK           COMBINED
--------  ----------   --------   ------------                      -----------    ----------       -------          --------
                 SHARES/PRINCIPAL AMOUNT             SECURITY
          ------------------------------------      DESCRIPTION                                      VALUE
                                                    -----------                                      -----
                                                 REPURCHASE
                                                  AGREEMENTS -
                                                  5.14%

                                                 Repurchase
                                                  Agreement
                                                  with State
                                                  Street
                                                  Corp. dated
                                                  06/30/2004
                                                  at 1.30% to be
                                                  repurchased at
                                                  $26,257,948 on
                                                  07/01/2004,
                                                  collateralized
                                                  by $25,420,000
                                                  Federal
                                                  Home Loan Bank,
                                                  6.25%
                                                  due 05/15/2029
                                                  (valued at $26,
                                                  786,325,
                                                  including
         $26,257,000              $ 26,257,000    interest).                       $ 26,257,000                  $    26,257,000

                                                 Repurchase
                                                  Agreement with
                                                  UBS and State
                                                  Street Corp.
                                                  (Tri-Party),
                                                  dated
                                                  06/30/2004 at
                                                  1.280% to be
                                                  repurchased at
                                                  $31,422,117 on
                                                  07/01/2004,
                                                  collateralized
                                                  by $28,704,000
                                                  U.S. Treasury
                                                  Bonds, 6.25%
                                                  due 08/15/2023
                                                  (valued at
                                                  $32,442,505,
                                                  including
                     $ 31,421,000 $ 31,421,000    interest).                                      $ 31,421,000   $    31,421,000

                                                 TOTAL REPURCHASE
                                                  AGREEMENTS
                                                  COST:
                                                  (57,678,000)                     $ 26,257,000   $ 31,421,000   $    57,678,000

                                                 TOTAL INVESTMENTS
                                                  (COST:
                                                  $1,186,966,844
                                                  - 118.07%)        $275,316,548   $486,569,559   $562,909,160   $ 1,324,795,267
                                                                   -------------  -------------  -------------  ----------------
                                                 LIABILITIES IN
                                                  EXCESS OF OTHER
                                                  ASSETS -
                                                  (18.07%)         ($ 54,503,783) ($ 80,663,673) ($ 67,484,459) ($   202,755,659) --
                                                                   -------------  -------------  -------------  ----------------

                                                 TOTAL NET
                                                  ASSETS - 100.00%  $220,812,765   $405,905,886   $495,424,701   $ 1,122,039,608
                                                                   -------------  -------------- -------------  ----------------

ADR -American Depository Receipt

* Non-income producing

(a) At June 30, 2004 all or a portion of this security was out on loan

(b) Investment is an affiliate of the Trust's subadvisor or custodian bank

-- Includes an adjustment to reflect estimated one-time proxy, legal and other expenses of the reorganization. These estimated expenses are $28,057, $62,911 and $12,776 in Aggressive Growth, Mid Cap Stock and Mid Cap Growth, respectively.

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

1. BASIS OF COMBINATION. The Pro Forma Combining Schedule of Portfolio Investments, Statements of Assets and Liabilities and Statements of Operations reflect the accounts of the John Hancock Variable Series Trust Mid Cap Growth Fund ("JHVST Mid Cap Growth") one of thirty investment funds offered by the John Hancock Variable Series Trust (the JHVST), the John Hancock Trust Aggressive Growth Trust ("JHT Aggressive Growth") and the John Hancock Trust Mid Cap Stock Trust ("JHT Mid Cap Stock"), two of seventy-nine investment Portfolios offered by the John Hancock Trust (the "Trust") at and for the twelve month period ended June 30, 2004. These statements have been derived from the books and records of each Portfolio utilized in calculating daily net asset value at June 30, 2004.

The Pro Forma statements reflect the proposed transfer of the assets and liabilities of the JHVST Mid Cap Growth and JHT Aggressive Growth in exchange for shares of JHT Mid Cap Stock. Under generally accepted accounting principles in the United States of America ("GAAP"), JHT Mid Cap Stock will be the surviving entity for accounting purposes. The Pro Forma financial statements have been adjusted to reflect the anticipated fee arrangements for the surviving entity and do reflect the expenses of each of these Portfolios in carrying out their obligations under the Agreement and Plan of Reorganization. If approved by shareholders, the reorganization is expected to occur as of the close of regularly scheduled trading on the New York Stock Exchange on April 29, 2005.

The Pro Forma Combining Schedule of Portfolio Investments, Statements of Assets and Liabilities and Statements of Operations should be read in conjunction with the historical financial statements of JHVST Mid Cap Growth, JHT Aggressive Growth and JHT Mid Cap Stock incorporated by reference in the Statement of Additional Information.

Series I, II and III shares of JHT Aggressive Growth and JHT Mid Cap Stock are presently offered only to: Separate Accounts A, H,I, L, M, N and to certain unregistered separate accounts issued by The Manufacturers Life Insurance Company (U.S.A.) ("Manulife USA") and to Separate Accounts A and B and to certain unregistered separate accounts issued by The Manufacturers Life Insurance Company of New York ("Manulife New York"). Manulife USA and Manulife New York are indirect wholly owned subsidiaries of The Manufacturers Life Insurance Company ("Manulife"), which in turn is a wholly owned subsidiary of Manulife Financial Corporation, a publicly traded company. Manulife Financial Corporation and its subsidiaries are known collectively as "Manulife Financial". Manulife New York is a wholly owned subsidiary of Manulife USA.

NAV Class shares of JHVST Mid Cap Growth are presently offered only to John Hancock Variable Life Accounts U, V, and S to support variable life insurance policies issued by John Hancock Variable Life Insurance Company ("JHVLICO)"); John Hancock Variable Annuity Accounts I and JF to support variable annuity contracts issued by JHVLICO; John Hancock Variable Annuity Accounts H, U, and V to support variable annuity contracts issued by John Hancock Life Insurance Company ("John Hancock") and John Hancock Life Account UV to support variable life insurance policies issued by John Hancock and certain unregistered separate accounts of JHVLICO and John Hancock. John Hancock and JHVLICO are indirect wholly owned subsidiaries of Manulife Financial Corporation.

Pro Forma Adjustments:

      (A) Adjustment to reflect one - time proxy, legal and other expenses of the reorganization. These estimated expenses are $62,911, $28,057 and $12,776 in JHT Mid Cap Stock, JHT Aggressive Growth and JHVST Mid cap Growth, respectively.

      (B) Adjustment to reflect amount allocated to capital shares ($0.01 par value) for shares redeemed in the reorganization.

      (C) Adjustment to reflect the reduction in net assets due to the estimated expenses of the reorganization.

      (D) Adjustment to reflect the increase in outstanding shares relative to Net Asset Value upon reorganization.

      (E) Adjustment to reflect the change in advisory fees upon reorganization.

      (F) Adjustment to reflect the change in 12b-1 distribution fees upon reorganization.

      (G) Adjustment to reflect the reduction in expense and elimination of duplicate expenses upon reorganization.

      (H) Adjustment to reflect the elimination of the commission recapture reduction upon reorganization.

The advisory fees and 12b-1 distribution fees reflect an increase in advisory fees of 0.10% and a corresponding decrease in 12b-1 distribution fees of 0.10% upon reorganization.

2. SIGNIFICANT ACCOUNTING POLICIES. The policies described below are followed by the Trust in the preparation of the financial statements. The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

SECURITY VALUATION. The net asset value of the shares of each portfolio is determined once daily as of the close of day-time trading of the New York Stock Exchange. Securities held by Money Market and short term instruments with remaining maturities of 60 days or less held by the other Portfolios of the Trust are valued at amortized cost, which approximates market value. All other securities held by the Portfolios are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on a principal securities exchange (domestic or foreign) or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Portfolio securities for which there are no such quotations, principally debt securities, are valued on the basis of the valuation provided by a pricing service, which utilizes both dealer-supplied and electronic data processing techniques.

JOHN HANCOCK TRUST
NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Other assets and securities for which no such quotations are readily available are valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange. The values of such securities used in computing the net asset value of a portfolio's shares are generally determined as of such times.

Occasionally, events that affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange. In such event, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

FEDERAL INCOME TAXES. The Portfolios' policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. Each Portfolio of the Trust is treated as a separate taxpayer for federal income tax purposes.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES - JUNE 30, 2004 (UNAUDITED)

                                                                                                                  ACTIVE
                                                                     ACTIVE       DIVERSIFIED                   BOND TRUST
                                                                      BOND           BOND        PRO FORMA      PRO FORMA
                                                                      FUND           TRUST      ADJUSTMENTS      COMBINED
                                                                  --------------  ------------  -----------   --------------
ASSETS
Investments in securities, at value                               $1,114,560,000  $376,509,120                $1,491,069,120
 Securities on loan, at value                                         96,093,000    99,265,154                   195,358,154
 Repurchase agreements, at value                                               -    38,843,000                    38,843,000
                                                                  --------------  ------------                --------------
 TOTAL INVESTMENTS IN SECURITIES, AT VALUE (See accompanying       1,210,653,000   514,617,274                 1,725,270,274
 portfolio of investments)
Cash                                                                   1,587,000     2,887,922                     4,474,922
Receivables:
 Forward foreign currency contracts                                       97,000        11,409                       108,409
 Investments sold                                                      7,065,000            98                     7,065,098
 Fund shares sold                                                              -     1,828,574                     1,828,574
 Dividends and interest                                                9,107,000     4,279,832                    13,386,832
Other assets                                                              57,000         7,027                        64,027
                                                                  --------------  ------------                --------------
 TOTAL ASSETS                                                      1,228,566,000   523,632,136                 1,752,198,136
                                                                  --------------  ------------                --------------

LIABILITIES
Payables:
 Forward foreign currency contracts                                            -        26,369                        26,369
 Investments purchased                                               118,031,000    24,995,757                   143,026,757
 Fund shares redeemed                                                          -       826,387                       826,387
 Dividend and interest withholding tax                                         -           142                           142
 Other payables and accrued expenses                                     282,000        49,800  $ 217,172 A          548,972
 Collateral for securities lending                                    97,538,000   101,269,955                   198,807,955
Interest rate swap contracts                                           1,410,000             -                     1,410,000
Written options outstanding, at value                                    173,000             -                       173,000
                                                                  --------------  ------------                --------------
 TOTAL LIABILITIES                                                   217,434,000   127,168,410                   344,819,582
                                                                  --------------  ------------                --------------
NET ASSETS                                                        $1,011,132,000  $396,463,726                $1,407,378,554
                                                                  ==============  ============                ==============

NET ASSETS CONSIST OF:
Undistributed net investment income (loss)                        $       20,000  $  6,829,191  $ (217,172)A  $    6,632,019
Accumulated undistributed net realized gain (loss) on
 investments, futures, foreign currency and forward
 foreign currency contracts                                           (2,083,000)    1,067,247                    (1,015,753)
Unrealized appreciation (depreciation) on:
 Investments                                                          (1,184,000)   (1,263,467)                   (2,447,467)
 Written options contracts                                               511,000             -                       511,000
 Interest rate swaps                                                  (1,410,000)            -                    (1,410,000)
 Foreign currency and forward foreign currency contracts                (190,000)      (16,044)                     (206,044)
Capital shares at par value of $.01                                    1,065,690       383,583      34,187 B       1,483,460
Additional paid-in capital                                         1,014,402,310   389,463,216     (34,187)B   1,403,831,339
                                                                  --------------  ------------  ----------    --------------
NET ASSETS                                                        $1,011,132,000  $396,463,726                $1,407,378,554
                                                                  ==============  ============                ==============
Investments in securities, including repurchase agreements and
 securities on loan, at identified cost                           $1,211,837,000  $515,880,741                $1,727,717,741
                                                                  ==============  ============                ==============

NET ASSET VALUES:

NAV SHARES:
Net Assets at value                                               $1,011,132,000             -  $ (189,767)C  $1,010,942,233
                                                                  ==============  ============                ==============
Shares Outstanding                                                   106,569,000             -           - D     106,569,000
                                                                  --------------  ------------  ----------    --------------
Net asset value, offering and redemption price per share          $         9.49             -                $         9.49
                                                                  ==============  ============                ==============

SERIES I SHARES:

Net Assets at value                                                            -  $264,714,957  $  (18,401)C  $  264,696,556
                                                                  ==============  ============                ==============
Shares Outstanding                                                             -    25,581,766   2,312,329 D      27,894,095
                                                                  --------------  ------------  ----------    --------------
Net asset value, offering and redemption price per share                       -  $      10.35                $         9.49
                                                                  ==============  ============                ==============

    The accompanying notes are an integral part of the financial statements.

SERIES II SHARES:
Net Assets at value                                                            -  $131,740,361  $   (9,003)C  $  131,731,358
                                                                  ==============  ============                ==============
Shares Outstanding                                                             -    12,775,749   1,106,270 D      13,882,019
                                                                  --------------  ------------  ----------    --------------
Net asset value, offering and redemption price per share                       -  $      10.31                $         9.49
                                                                  ==============  ============                ==============

SERIES III SHARES:
Net Assets at value                                                            -  $      8,408         ($1)C  $        8,407
                                                                  ==============  ============                ==============
Shares Outstanding                                                             -           814          72 D             886
                                                                  --------------  ------------  ----------    --------------
Net asset value, offering and redemption price per share                       -  $      10.33                $         9.49
                                                                  ==============  ============                ==============

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING STATEMENTS OF OPERATIONS
FOR THE TWELVE MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

                                                                                                                 ACTIVE
                                                                     ACTIVE       DIVERSIFIED                  BOND TRUST
                                                                      BOND           BOND        PRO FORMA     PRO FORMA
                                                                      FUND           TRUST      ADJUSTMENTS     COMBINED
                                                                  --------------  ------------  -----------  --------------
Investment Income:

 Interest                                                         $  48,053,606   $ 16,417,222               $  64,470,828
 Dividends                                                              612,753         36,968                     649,721
 Securities lending                                                      50,326         22,210                      72,536
 Less: Foreign taxes withheld                                            (1,414)          (142)                     (1,556)
                                                                  -------------   ------------               -------------
 Total income                                                        48,715,271     16,476,258               $  65,191,529
                                                                  -------------   ------------               -------------

Expenses:
 Investment adviser fee                                               6,393,168      2,176,751    (173,297)(E)   8,396,622
 Distribution fee for Series I                                                -        442,619    (301,795)(F)     140,824
 Distribution fee for Series II                                               -        236,972     (29,977)(F)     206,995
 Distribution fee for Series III                                              -             31         (12)(F)          19
 Custodian fee                                                          362,482        185,292    (185,292)(G)     362,482
 Fund administration fees                                                     -         44,993                      44,993
 Printing and postage fees                                              279,502         25,859                     305,361
 Audit and legal fees                                                   262,075         34,058    (158,000)(G)     138,133
 Registration and filing fees                                                 -          5,723                       5,723
 Trustees fees and expenses                                              34,551          6,158                      40,709
 Miscellaneous                                                           43,103         11,540                      54,643
                                                                  -------------   ------------  ----------   -------------
 Expenses before reductions by investment adviser                     7,374,881      3,169,996    (848,373)      9,696,504
 Less reductions of expenses by investment adviser                            -              -           -               -
                                                                  -------------   ------------               -------------
 Total expenses                                                       7,374,881      3,169,996    (848,373)      9,696,504
                                                                  -------------   ------------  ----------   -------------
Net investment income (loss)                                         41,340,390     13,306,262                  55,495,025
                                                                  -------------   ------------               -------------

Realized and unrealized gain (loss) on investments,
 foreign currency and forward foreign currency
 contracts:
Net realized gain (loss) on:
 Investment transactions                                               (359,948)     3,571,747                   3,211,799
 Futures contracts                                                            -              -
 Foreign currency and forward foreign currency contracts                604,397       (272,739)                    331,658
Change in unrealized appreciation (depreciation) on:
 Investments                                                        (28,198,044)   (18,946,933)                (47,144,977)
 Written options contracts                                              510,779              -                     510,779
 Interest rate swaps                                                 (1,410,043)             -                  (1,410,043)
 Translation of foreign currency and forward foreign
 currency contracts                                                    (190,118)       (16,090)                   (206,208)
                                                                  -------------   ------------               -------------
 Net gain (loss) on investments, foreign currency and
 forward foreign currency contracts                                 (29,042,977)   (15,664,015)                (44,706,992)
                                                                  -------------   ------------               -------------

Net increase (decrease) in net assets resulting from operations   $  12,297,413   $ (2,357,753)              $  10,788,033
                                                                  ==============  ============               =============

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST-JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                          ACTIVE
   ACTIVE     DIVERSIFIED        ACTIVE                                                   ACTIVE       DIVERSIFIED      BOND TRUST
    BOND         BOND          BOND TRUST                                                  BOND            BOND          PROFORMA
    FUND         TRUST          PROFORMA                                                   FUND           TRUST          COMBINED
    ----         -----          --------                                                   ----           -----          --------
                                            PREFERRED STOCKS - 0.41%
                                            DIVERSIFIED OPERATIONS - 0.00%
          1               -               1 Glass Tech., Inc. - Ser. A               $        1,000              -  $        1,000
                                            FINANCIAL SERVICES - 0.05%
     31,083               -          31,083 J.P. Morgan Chase Capital XII                   719,571              -         719,571
                                            ELECTRICAL UTILITIES - 0.18%
     47,000               -          47,000 Dominion Resources, Inc.                      2,556,800              -       2,556,800
                                            REAL ESTATE - 0.18%
     39,300               -          39,300 Delphi Properties, Inc.                       1,006,080              -       1,006,080
     31,000               -          31,000 Health Care Property Investments,
                                            Inc. - Series F                                 751,440              -         751,440
     33,400               -          33,400 Prologis - Series F                             773,210                        773,210
----------------------------------------------------------------------------------------------------------------------------------
                                                                                          2,530,730              -       2,530,730
                                            TOTAL PREFERRED STOCKS
                                            (Cost $6,017,954)                             5,808,101              -       5,808,101
----------------------------------------------------------------------------------------------------------------------------------

                                            WARRANTS - 0.00%
                                            LEISURE TIME - 0.00%
        152               -             152 Sunterra Corp. (Expires 07/26/2007)                   -              -               -
----------------------------------------------------------------------------------------------------------------------------------
                                            TOTAL WARRANTS - (Cost $0)                            -              -               -
----------------------------------------------------------------------------------------------------------------------------------

                                            U.S. TREASURY OBLIGATIONS - 13.76%
                                            U.S. TREASURY BONDS - 3.10%
          - $    13,810,000 $    13,810,000    5.25% due 02/15/2029                               -     13,540,277  $   13,540,277
$ 9,908,000       1,580,000      11,488,000    5.375% due 02/15/2031                 $    9,992,763      1,593,517      11,586,280
          -       1,719,000       1,719,000    6.50% due 11/15/2026                               -      1,965,233       1,965,233
          -       1,840,000       1,840,000    7.875% due 02/15/2021                              -      2,375,181       2,375,181
          -         877,000         877,000    8.00% due 11/15/2021                               -      1,149,487       1,149,487
          -       2,045,000       2,045,000    8.75% due 08/15/2020 ***                           -      2,832,564       2,832,564
          -       7,445,000       7,445,000    8.875% due 08/15/2017 (a)                          -     10,201,682      10,201,682
                                                                                     --------------  -------------- --------------
                                                                                          9,992,763     33,657,941  $   43,650,704
                                            U.S. TREASURY NOTES - 10.66%
          -      22,000,000      22,000,000    1.125% due 06/30/2005 (a)                          -     21,798,040      21,798,040
 11,000,000               -      11,000,000    1.50% due 07/31/2005 (a)                  10,926,520              -      10,926,520
  6,263,000               -       6,263,000    1.625% due 02/28/2006 (a)                  6,171,260              -       6,171,260
  6,104,100               -       6,104,100    2.00% due 01/15/2014 (a)                   6,067,854              -       6,067,854
  8,796,000               -       8,796,000    3.00% due 02/15/2009 (a)                   8,523,183              -       8,523,183
  2,195,529               -       2,195,529    3.00% due 07/15/2012 (a)                   2,373,573              -       2,373,573
          -       7,900,000       7,900,000    3.25% due 08/15/2007 (a)                           -      7,907,094       7,907,094
  2,791,955               -       2,791,955    3.5% due 01/15/2011 (a)                    3,099,941              -       3,099,941
          -       2,094,192       2,094,192    3.625% due 01/15/2008 (a)                          -      2,288,642       2,288,642
  1,719,330               -       1,719,330    3.875% due 1/15/2009 (a)                   1,916,785              -       1,916,785
          -       2,280,000       2,280,000    3.875% due 02/15/2013 (a)                          -      2,179,628       2,179,628
  3,536,000               -       3,536,000    4.00% due 06/15/2009 (a)                   3,566,250              -       3,566,250
 24,910,000               -      24,910,000    4.75% due 05/15/2014 (a)                  25,169,811              -      25,169,811
          -       4,225,000       4,225,000    5.625% due 02/15/2006 (a)                          -      4,436,085       4,436,085
          -      15,100,000      15,100,000    5.75% due 08/15/2010 (a)                           -     16,463,711      16,463,711
    725,000       5,940,000       6,665,000    6.00% due 08/15/2009 (a)                     796,679      6,527,270       7,323,949
 18,465,000               -      18,465,000    6.875% due 05/15/2006 (a)                 19,877,277              -      19,877,277
                                                                                     --------------  -------------- --------------
                                                                                         88,489,133     61,600,470     150,089,603
----------------------------------------------------------------------------------------------------------------------------------
                                            TOTAL U.S. TREASURY OBLIGATIONS
                                            (Cost $195,146,466)                      $   98,481,896  $  95,258,411  $  193,740,307
----------------------------------------------------------------------------------------------------------------------------------

                                            U.S. GOVERNMENT AGENCY OBLIGATIONS -
                                            28.79%
                                            FEDERAL HOME LOAN BANK - 0.73%
          -       6,425,000       6,425,000    2.50% due 12/15/2005 (a)                           -      6,414,251       6,414,251
          -       3,880,000       3,880,000    3.75% due 08/15/2007 (a)                           -      3,900,677       3,900,677
                                                                                     --------------  -------------- --------------
                                                                                                  -     10,314,928      10,314,928

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST-JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                          ACTIVE
   ACTIVE     DIVERSIFIED        ACTIVE                                                   ACTIVE       DIVERSIFIED      BOND TRUST
    BOND         BOND          BOND TRUST                                                  BOND            BOND          PROFORMA
    FUND         TRUST          PROFORMA                                                   FUND           TRUST          COMBINED
    ----         -----          --------                                                   ----           -----          --------
                                            FEDERAL HOME LOAN MORTGAGE
                                            CORPORATION - 5.47%
    779,559               -         779,559    3.50% due 03/15/2033                         768,438              -         768,438
  5,645,953               -       5,645,953    4.25% due 07/15/2009 to
                                               03/15/2031                                 5,518,463              -       5,518,463
  2,000,000               -       2,000,000    4.50% due 07/15/2013                       1,913,240              -       1,913,240
 20,518,420               -      20,518,420    5.00% due 11/01/2017 to
                                               08/01/2033                                20,399,026              -      20,399,026
  2,000,000               -       2,000,000    5.00% TBA **                               1,930,000              -       1,930,000
 18,118,700       5,914,001      24,032,701    5.50% due 07/15/2006 to
                                               01/01/2034                                18,289,893      5,923,662      24,213,555
          -       4,130,000       4,130,000    5.875% due 03/21/2011 (a)                          -      4,341,055       4,341,055
  3,778,981       4,035,918       7,814,899    6.00% due 04/01/2016 to
                                               10/15/2032                                 3,910,451      4,212,347       8,122,798
          -       6,500,000       6,500,000    6.00% TBA **                                       -      6,636,097       6,636,097
  3,031,744               -       3,031,744    6.50% due 04/01/2031                       3,164,762              -       3,164,762
                                                                                     --------------  -------------- --------------
                                                                                         55,894,273     21,113,161      77,007,434
                                            FEDERAL NATIONAL MORTGAGE
                                            ASSOCIATION - 17.39%
 12,918,936               -      12,918,936    1.00% due 10/01/2033 to
                                               03/25/2034                                12,878,627              -      12,878,627
  2,000,000               -       2,000,000    2.50% due 06/15/2008                       1,899,950              -       1,899,950
  1,810,385               -       1,810,385    3.00% due 04/25/2033                       1,652,358              -       1,652,358
  4,022,726               -       4,022,726    3.25% due 08/15/2008 to 7/25/2033          3,835,905              -       3,835,905
  1,443,556               -       1,443,556    3.50% due 7/25/2033                        1,327,222              -       1,327,222
          -       6,161,970       6,161,970    3.785% due 09/01/2033 (b)                          -      6,090,904       6,090,904
          -         808,994         808,994    3.844% due 07/01/2033 (b)                          -        795,426         795,426
    716,261       2,200,000       2,916,261    4.25% due 07/15/2007 to 3/25/2033            702,212      2,240,579       2,942,791
  3,550,000               -       3,550,000    4.375% due 03/15/2013                      3,386,313              -       3,386,313
 11,986,095               -      11,986,095    4.50% due 7/01/2018                       11,744,673              -      11,744,673
  7,845,000               -       7,845,000    4.50% TBA                                  7,663,584              -       7,663,584
 47,517,436       1,489,057      49,006,493    5.00% due 10/25/2016 to
                                               06/01/2034                                46,750,956      1,494,357      48,245,313
 11,455,000               -      11,455,000    5.00% TBA **                              11,220,143              -      11,220,143
 41,675,497       5,647,919      47,323,416    5.50% due 02/01/2018 to
                                               05/01/2034                                39,589,946      5,637,213      45,227,159
          -       2,715,000       2,715,000    5.50% TBA **                                       -      2,776,087       2,776,087
 17,247,315       3,545,102      20,792,417    6.00% due 05/15/2008 to
                                               02/01/2034 (a)                            17,657,468      3,783,017      21,440,485
  4,830,000      10,140,000      14,970,000    6.00% TBA **                               4,929,619     10,349,138      15,278,757
          -       3,000,000       3,000,000    6.25% due 05/15/2029                               -      3,155,985       3,155,985
  9,611,972       8,743,305      18,355,277    6.50% due 06/01/2031 to
                                               04/01/2034                                10,015,535      9,113,050      19,128,585
  8,275,000       2,460,000      10,735,000    6.50% TBA **                               8,613,762      2,560,707      11,174,469
  1,000,000               -       1,000,000    6.625% due 11/15/2030                      1,100,560              -       1,100,560
  2,798,825       3,718,028       6,516,853    7.00% due 09/01/2010 to
                                               10/25/2041                                 2,973,470      3,929,889       6,903,359
  2,200,000               -       2,200,000    7.00% TBA                                  2,319,625              -       2,319,625
          -       2,402,361       2,402,361    7.50% due 01/25/2028 to
                                               08/01/2031 (b)                                     -      2,574,828       2,574,828
                                                                                     --------------  -------------- --------------
                                                                                        190,261,928     54,501,180     244,763,108
                                            GOVERNMENT NATIONAL MORTGAGE
                                            ASSOCIATION - 5.20%
    594,807               -         594,807    3.75% due 05/16/2033                         561,452              -         561,452
 36,499,724       3,818,659      40,318,383    5.00% due 5/15/2033 to
                                               10/15/2033                                35,444,083      3,710,397      39,154,480
  3,071,228      12,381,640      15,452,868    5.50% due 10/15/2033 to
                                               01/15/2034                                 3,074,190     12,386,799      15,460,989
 11,999,601       1,543,206      13,542,807    6.00% due 02/15/2033 to
                                               12/20/2033                                12,316,408      1,584,665      13,901,073
  2,851,144         152,650       3,003,794    6.50% due 09/15/2028 to
                                               5/20/2032                                  2,968,303        159,688       3,127,991
          -         369,309         369,309    7.00% due 04/15/2029                               -        392,760         392,760
          -         501,359         501,359    8.00% due 10/15/2026 to
                                               04/15/2030                                         -        550,910         550,910
                                                                                     --------------  -------------- --------------
                                                                                         54,364,436     18,785,219      73,149,655
----------------------------------------------------------------------------------------------------------------------------------
                                            TOTAL U.S. GOVERNMENT AGENCY
                                            OBLIGATIONS (Cost $409,787,300)          $  300,520,637  $ 104,714,488  $  405,235,125
----------------------------------------------------------------------------------------------------------------------------------

                                            FOREIGN GOVERNMENT OBLIGATIONS -
                                            6.11%
                                            ARGENTINA - 0.02%
                                            Republic of Argentina
          -         500,000         500,000    1.234% due 08/03/2012 (b)                          -        331,250         331,250

                                            BRAZIL - 0.38%

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST-JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                          ACTIVE
   ACTIVE     DIVERSIFIED        ACTIVE                                                   ACTIVE       DIVERSIFIED      BOND TRUST
    BOND         BOND          BOND TRUST                                                  BOND            BOND          PROFORMA
    FUND         TRUST          PROFORMA                                                   FUND           TRUST          COMBINED
    ----         -----          --------                                                   ----           -----          --------
                                            Federative Republic of Brazil
  1,003,200               -       1,003,200    2.063% due 04/15/2006                        988,152              -         988,152
    335,301               -         335,301    2.125% due 04/15/2009 to
                                               04/15/2012                                   290,506              -         290,506
          -         469,109         469,109    8.00% due 04/15/2014 (a)(b)                        -        428,062         428,062
          -         650,000         650,000    10.00% due 08/07/2011                              -        630,500         630,500
          -         650,000         650,000    10.25% due 06/17/2013                              -        627,250         627,250
  2,250,000         275,000       2,525,000    11.00% due 08/17/2040                      2,093,625        259,187       2,352,812
                                                                                     --------------  -------------- --------------
                                                                                          3,372,283      1,944,999       5,317,282
                                            CANADA - 0.01%
                                            Government of Canada
          -         150,000         150,000    5.50% due 06/01/2010              CAD              -        117,619         117,619

                                            CHILE - 0.11%
                                            Republic of Chile
  1,200,000               -       1,200,000    1.57% due 1/28/2008                 $      1,212,000              -       1,212,000
          -         280,000         280,000    5.50% due 01/15/2013                               -        280,728         280,728
                                                                                     --------------  -------------- --------------
                                                                                          1,212,000        280,728       1,492,728
                                            COLOMBIA - 0.11%
                                            Republic of Columbia
    577,524               -         577,524    9.75% due 04/09/2011                         638,165              -         638,165
          -         900,000         900,000    10.00% due 01/23/2012                              -        931,500         931,500
                                                                                     --------------  -------------- --------------
                                                                                            638,165        931,500       1,569,665
                                            DENMARK - 0.01%
                                            Kingdom of Denmark
          -         450,000         450,000    6.00% due 11/15/2009              DKK              -         81,072          81,072

                                            DOMINICAN REPUBLIC - 0.04%
                                            Government of Dominican Republic
          -         640,000         640,000    9.04% due 01/23/2013                $              -        400,000         400,000
          -         160,000         160,000    9.50% due 09/27/2006                               -        118,400         118,400
                                                                                     --------------  -------------- --------------
                                                                                                  -        518,400         518,400
                                            ECUADOR - 0.03%
                                            Republic of Ecuador
          -         675,000         675,000    6.00% due 08/15/2030 (b)                           -        475,875         475,875

                                            GERMANY - 4.18%
                                            Federal Republic of Germany
 31,300,000               -      31,300,000    4.50% due 07/04/2009              EUR     39,649,745              -      39,649,745
 13,500,000               -      13,500,000    5.00% due 07/04/2012                      17,400,467              -      17,400,467
          -       1,250,000       1,250,000    5.25% due 01/04/2008 to
                                               01/04/2011                                         -      1,629,239       1,629,239
          -         125,000         125,000    6.25% due 01/04/2030                               -        180,842         180,842
                                                                                     --------------  -------------- --------------
                                                                                         57,050,212      1,810,081      58,860,293
                                            JAPAN - 0.07%
                                            Government of Japan
          -      15,000,000      15,000,000    0.50% due 06/20/2013              JPY              -        123,948         123,948
          -      10,000,000      10,000,000    0.70% due 11/22/2004                               -         91,696          91,696
          -      20,000,000      20,000,000    0.90% due 12/22/2008                               -        184,620         184,620
          -      60,000,000      60,000,000    1.80% due 03/22/2010                               -        573,264         573,264
                                                                                     --------------  -------------- --------------
                                                                                                  -        973,528         973,528
                                            MEXICO - 0.29%
                                            Government of Mexico
    800,000         300,000       1,100,000    6.375% due 01/16/2013               $        798,400        299,400       1,097,800
          -         200,000         200,000    7.50% due 03/08/2010              EUR              -        271,161         271,161
    500,000         400,000         900,000    8.30% due 08/15/2031                         523,750        419,000         942,750
    500,000         160,000         660,000    8.375% due 01/14/2011 (a)                    565,000        180,800         745,800
          -         775,000         775,000    9.875% due 01/15/2007 to
                                               02/01/2010 (a)                                     -        902,099         902,099
          -         100,000         100,000    11.375% due 09/15/2016                             -        139,750         139,750
                                                                                     --------------  -------------- --------------
                                                                                          1,887,150      2,212,210       4,099,360

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST-JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                          ACTIVE
   ACTIVE     DIVERSIFIED        ACTIVE                                                   ACTIVE       DIVERSIFIED      BOND TRUST
    BOND         BOND          BOND TRUST                                                  BOND            BOND          PROFORMA
    FUND         TRUST          PROFORMA                                                   FUND           TRUST          COMBINED
    ----         -----          --------                                                   ----           -----          --------
                                            PANAMA - 0.17%
                                            Republic of Panama
          -         350,000         350,000    8.875% due 09/30/2027                              -        339,500         339,500
  1,250,000         150,000       1,400,000    9.375% due 07/23/2012 to
                                               01/16/2023                                 1,275,000        163,875       1,438,875
    500,000               -         500,000    9.625% due 02/08/2011                        548,750              -         548,750
          -          25,000          25,000    10.75% due 05/15/2020                              -         28,000          28,000
                                                                                     --------------  -------------- --------------
                                                                                          1,823,750        531,375       2,355,125
                                            PERU - 0.16%
                                            Republic of Peru
  1,740,000         200,000       1,940,000    9.125% due 01/15/2008 to
                                               02/21/2012                                 1,851,025        205,000       2,056,025
          -         150,000         150,000    9.875% due 02/06/2015                              -        156,750         156,750
                                                                                     --------------  -------------- --------------
                                                                                          1,851,025        361,750       2,212,775
                                            PHILIPPINES - 0.02%
                                            Republic of Philippines
          -         150,000         150,000    9.125% due 02/22/2010             EUR              -        188,196         188,196
          -         100,000         100,000    10.625% due 03/16/2025              $              -        103,500         103,500
                                                                                     --------------  -------------- --------------
                                                                                                  -        291,696         291,696
                                            ROMANIA - 0.01%
                                            Republic of Romania
          -         100,000         100,000    8.50% due 05/08/2012              EUR              -        144,954         144,954

                                            RUSSIA - 0.29%
                                            Government of Russia
          -       1,500,000       1,500,000    5.00% due 03/31/2030 (b)            $              -      1,372,125       1,372,125
          -         725,000         725,000    8.25% due 03/31/2010                               -        787,495         787,495
  1,800,000               -       1,800,000    8.75% due 07/24/2005                       1,900,800              -       1,900,800
                                                                                     --------------  -------------- --------------
                                                                                          1,900,800      2,159,620       4,060,420
                                            SWEDEN - 0.01%
                                            Kingdom of Sweden
          -       1,100,000       1,100,000    5.00% due 01/28/2009              SEK              -        152,094         152,094

                                            TURKEY - 0.07%
                                            Republic of Turkey
          - 897,600,000,000 897,600,000,000    zero coupon due 04/27/2005        TRL              -        557,051         557,051
          -         450,000         450,000    9.50% due 01/15/2014                $              -        453,375         453,375
                                                                                     --------------  -------------- --------------
                                                                                                  -      1,010,426       1,010,426
                                            UKRAINE - 0.03%
                                            Republic of Ukraine
          -         500,000         500,000    7.65% due 06/11/2013                               -        477,500         477,500

                                            UNITED KINGDOM - 0.01%
                                            United Kingdom Treasury Stock
          -          15,000          15,000    6.00% due 12/07/2028              GBP              -         31,512          31,512
          -          30,000          30,000    7.25% due 12/07/2007                               -         58,112          58,112
          -          25,000          25,000    8.00% due 12/07/2015                               -         56,549          56,549
                                                                                     --------------  -------------- --------------
                                                                                                  -        146,173         146,173
                                            URUGUAY - 0.03%
                                            Republic of Uruguay
          -         400,000         400,000    7.25% due 02/15/2011                $              -        326,000         326,000
          -          15,000          15,000    7.50% due 03/15/2015                               -         11,025          11,025
          -          35,000          35,000    7.875% due 01/15/2033                              -         22,225          22,225
                                                                                     --------------  -------------- --------------
                                                                                                  -        359,250         359,250
                                            VENEZUELA - 0.06%
                                            Republic of Venezuela
          -         700,000         700,000    9.25% due 09/15/2027                               -        591,500         591,500
          -         300,000         300,000    10.75% due 09/19/2013                              -        294,750         294,750
                                                                                     --------------  -------------- --------------
                                                                                                  -        886,250         886,250
----------------------------------------------------------------------------------------------------------------------------------
                                            TOTAL FOREIGN GOVERNMENT OBLIGATIONS
                                            (Cost $87,051,325)                       $   69,735,385  $  16,198,350  $   85,933,735
----------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST-JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                          ACTIVE
   ACTIVE     DIVERSIFIED        ACTIVE                                                   ACTIVE       DIVERSIFIED      BOND TRUST
    BOND         BOND          BOND TRUST                                                  BOND            BOND          PROFORMA
    FUND         TRUST          PROFORMA                                                   FUND           TRUST          COMBINED
    ----         -----          --------                                                   ----           -----          --------
                                            CORPORATE BONDS - 30.26%
                                            ADVERTISING - 0.00%
                                            R H Donnelley Finance Corp.
          -          50,000          50,000    10.875% due 12/15/2012                             -         58,000          58,000

                                            AEROSPACE - 0.20%
                                            Jet Equipment Trust - Notes
  2,100,000               -       2,100,000    10.91% due 08/15/2014                              -              -               -
                                            Raytheon Company
          -         250,000         250,000    6.00% due 12/15/2010                               -        263,965          263965
                                            Systems 2001 Asset Trust LLC
          -         977,656         977,656    6.664% due 09/15/2013                              -      1,054,373       1,054,373
                                            Systems 2001 Asset Trust, Series
                                            2001, Class B
          -       1,423,351       1,423,351    7.156% due 12/15/2011                              -      1,514,991       1,514,991
                                                                                     --------------  -------------- --------------
                                                                                                  -      2,833,329       2,833,329
                                            AGRICULTURE - 0.03%
                                            Burns Philp Capital Property, Ltd.
          -         225,000         225,000    10.75% due 02/15/2011                              -        239,625         239,625
                                            Gold Kist, Inc.
          -         150,000         150,000    10.25% due 03/15/2014                              -        162,750         162,750
                                                                                     --------------  -------------- --------------
                                                                                                  -        402,375         402,375
                                            AIR FREIGHT - 0.04%
                                            CNF, Inc. - Sr. Debs 144A
    555,000               -         555,000    6.7% due 05/01/2034                          540,283              -         540,283

                                            AIR TRAVEL - 0.02%
                                            Delta Air Lines, Inc.
          -         175,361         175,361    1.92% due 01/25/2008 (b)                           -        176,336         176,336
          -         250,000         250,000    7.70% due 12/15/2005                               -        167,500         167,500
                                                                                     --------------  -------------- --------------
                                                                                                  -        343,836         343,836
                                            ALUMINUM - 0.01%
                                            Alcan Aluminum, Ltd.
          -         180,000         180,000    5.20% due 01/15/2014                               -        176,033         176,033

                                            AMUSEMENT & THEME PARKS - 0.04%
                                            AMC Entertainment, Inc.
          -         150,000         150,000    9.875% due 02/01/2012                              -        157,500         157,500
                                            Carmike Cinemas, Inc.
          -         150,000         150,000    7.50% due 02/15/2014                               -        143,250         143,250
                                            Six Flags, Inc.
          -         300,000         300,000    8.875% due 02/01/2010                              -        297,000         297,000
                                                                                     --------------  -------------- --------------
                                                                                                  -        597,750         597,750
                                            AUTO PARTS - 0.13%
                                            Delphi Corp.
    640,000         170,000         810,000    6.50% due 08/15/2013                         651,375        173,022         824,397
                                            Delphi Trust II
          -         350,000         350,000    6.197% due 11/15/2033 (b)                          -        351,249         351,249
                                            Motor Gaming Group, Inc. - Sr. Notes
    315,000               -         315,000    9.75% due 04/01/2010                         338,625              -         338,625
                                            TRW Automotive, Inc.
          -         250,000         250,000    11.00% due 02/15/2013                              -        295,000         295,000
                                                                                     --------------  -------------- --------------
                                                                                            990,000        819,271       1,809,271
                                            AUTO SERVICES - 0.12%
                                            Hertz Corp.
          -         735,000         735,000    6.35% due 06/15/2010                               -        741,652         741,652
    775,000               -         775,000    7.625% due 06/01/2012                        818,076              -         818,076
                                            United Rentals North America, Inc.
          -         200,000         200,000    7.00% due 02/15/2014                               -        178,000         178,000
                                                                                     --------------  -------------- --------------

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST-JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                          ACTIVE
   ACTIVE     DIVERSIFIED        ACTIVE                                                   ACTIVE       DIVERSIFIED      BOND TRUST
    BOND         BOND          BOND TRUST                                                  BOND            BOND          PROFORMA
    FUND         TRUST          PROFORMA                                                   FUND           TRUST          COMBINED
    ----         -----          --------                                                   ----           -----          --------
                                                                                            818,076        919,652       1,737,728
                                            AUTOMOBILES - 0.69%
                                            Auburn Hills Trust
    535,000               -         535,000    12.375% due 05/01/2020                       771,113              -         771,113
                                            DaimlerChrysler North America
                                            Holding
  2,020,000         640,000       2,660,000    1.87% due 05/24/2006 (b)                   2,025,658        641,793       2,667,451
          -       1,250,000       1,250,000    4.05% due 06/04/2008                               -      1,225,656       1,225,656
          -       1,055,000       1,055,000    4.75% due 01/15/2008                               -      1,063,743       1,063,743
    500,000               -         500,000    6.5% due 11/15/2013                          512,620              -         512,620
          -         400,000         400,000    7.20% due 09/01/2009                               -        435,422         435,422
          -         330,000         330,000    8.00% due 06/15/2010                               -        370,898         370,898
    340,000               -         340,000    8.5% due 01/18/2031                          390,635              -         390,635
                                            Ford Motor Company
          -         215,000         215,000    7.45% due 07/16/2031                               -        204,942         204,942
    895,000               -         895,000    9.98% due 02/15/2047                       1,056,930              -       1,056,930
                                            General Motors Corp.
          -         100,000         100,000    7.20% due 01/15/2011                               -        104,779         104,779
    769,000          50,000         819,000    8.375% due 07/15/2033                        813,980         52,925         866,905
                                                                                     --------------  -------------- --------------
                                                                                          5,570,936      4,100,158       9,671,094
                                            BANKING - 1.63%
                                            Abbey National First Capital
  2,100,000               -       2,100,000    8.2% due 10/15/2004                        2,137,023              -       2,137,023
                                            Allied Irish Banks PLC
          -         100,000         100,000    7.50% due 12/29/2049 (b)          EUR              -        141,222         141,222
                                            Bank of America Corp.
          -       1,000,000       1,000,000    7.125% due 09/15/2006               $              -      1,080,753       1,080,753
                                            Bank of New York
  2,550,000               -       2,550,000    7.78% due 12/01/2026                       2,723,686              -       2,723,686
                                            Bank of Ireland
          -         100,000         100,000    6.45% due 02/10/2010              EUR              -        135,640         135,640
                                            Bank One Corp.
    700,000               -         700,000    6.5% due 02/01/2006                          738,716              -         738,716
                                            Barclays Bank PLC, ADR
  1,800,000         160,000       1,960,000    6.86% due 06/15/2032 (b)            $      1,860,552        165,382       2,025,934
                                            BNP Paribas LLC
          -         200,000         200,000    5.125% due 01/15/2015                              -        194,263         194,263
                                            Capital One Bank
          -         540,000         540,000    5.75% due 09/15/2010                               -        554,949         554,949
    445,000               -         445,000    6.5% due 06/13/2013                          458,831              -         458,831
    820,000               -         820,000    6.875% due 02/01/2006                        864,890              -         864,890
                                            Capital One Financial Corp.
    515,000         690,000       1,205,000    7.25% due 05/01/2006                         543,892        732,110       1,276,002
                                            Central American Bank
    650,000               -         650,000    6.75% due 04/15/2013                         679,784              -         679,784
                                            Colonial Bank Montgomery
  1,120,000               -       1,120,000    9.375% due 06/01/2011                      1,309,824              -       1,309,824
                                            HSBC Bank USA
          -         850,000         850,000    4.625% due 04/01/2014                              -        791,224         791,224
                                            Independence Community Bank Corp.
          -         270,000         270,000    3.75% due 04/01/2014 (b)                           -        256,903         256,903
                                            Kazkommerts International BV
          -         775,000                    8.50% due 04/16/2013                               -        761,903         761,903
                                            Nykredit AS
          -         121,289         121,289    5.00% due 10/01/2035              DKK              -         19,073          19,073
                                            Popular North America, Inc.
    610,000               -         610,000    4.7% due 06/30/2009                          610,533              -         610,533
    730,000               -         730,000    6.125% due 10/15/2006                        769,884              -         769,884
                                            RBS Capital Trust I
          -         280,000         280,000    4.709% due 12/29/2049 (b)           $              -        258,153         258,153

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST-JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                          ACTIVE
   ACTIVE     DIVERSIFIED        ACTIVE                                                   ACTIVE       DIVERSIFIED      BOND TRUST
    BOND         BOND          BOND TRUST                                                  BOND            BOND          PROFORMA
    FUND         TRUST          PROFORMA                                                   FUND           TRUST          COMBINED
    ----         -----          --------                                                   ----           -----          --------
                                            Royal Bank of Scotland PLC
  2,220,000               -       2,220,000    7.648% due 08/31/2049                      2,492,496              -       2,492,496
                                            Wells Fargo Company
          -       1,000,000       1,000,000    3.50% due 04/04/2008                               -        985,465         985,465
                                            Zions Bancorporation
          -       1,000,000       1,000,000    6.00% due 09/15/2015                               -      1,008,249       1,008,249
    656,000               -         656,000    6.95% due 05/15/2011                         692,130              -         692,130
                                                                                     --------------  -------------- --------------
                                                                                         15,882,241      7,085,289      22,967,530
                                            BROADCASTING - 0.97%
                                            British Sky Broadcasting
  1,690,000               -       1,690,000    8.2% due 07/15/2009                        1,952,170              -       1,952,170
                                            Canwest Media, Inc.
          -         200,000         200,000    10.625% due 05/15/2011                             -        224,250         224,250
                                            Clear Channel Communications, Inc.
          -         500,000         500,000    6.00% due 11/01/2006                               -        524,851         524,851
          -         750,000         750,000    7.65% due 09/15/2010                               -        844,948         844,948
                                            Cox Radio, Inc.
          -       1,000,000       1,000,000    6.375% due 05/15/2005                              -      1,025,174       1,025,174
                                            Liberty Media Corp.
  2,140,000               -       2,140,000    2.64% due 09/17/2006                       2,179,654              -       2,179,654
          -       2,715,000       2,715,000    3.02% due 09/17/2006 (b)                           -      2,765,309       2,765,309
          -          70,000          70,000    3.50% due 09/25/2006                               -         69,873          69,873
  1,345,000               -       1,345,000    5.7% due 05/15/2013                        1,324,988              -       1,324,988
    325,000               -         325,000    8.25% due 02/01/2030                         370,290              -         370,290
                                            News America Holdings, Inc.
          -         110,000         110,000    6.75% due 01/09/2038                               -        120,269         120,269
  1,050,000               -       1,050,000    8.25% due 08/10/2018                       1,248,780              -       1,248,780
                                            Nextmedia Operating, Inc.
          -         150,000         150,000    10.75% due 07/01/2011                              -        167,437         167,437
                                            Quebecor Media, Inc.
          -         150,000         150,000    11.125% due 07/15/2011                             -        171,187         171,187
                                            XM Satellite Radio, Inc.
    394,000               -         394,000    12.0% due 06/15/2010                         451,130              -         451,130
                                            Young Broadcasting, Inc.
          -         175,000         175,000    10.00% due 03/01/2011                              -        178,063         178,063
                                                                                     --------------  -------------- --------------
                                                                                          7,527,012      6,091,361      13,618,373
                                            BUILDING MATERIALS & CONSTRUCTION -
                                            0.01%
                                            Nortek Holdings, Inc.
                                               zero coupon, Step up to 10.00% on
          -         200,000         200,000      11/15/2007 due 05/15/2011                        -        160,000         160,000

                                            BUSINESS SERVICES - 0.12%
                                            Electronic Data Systems Corp.
          -         500,000         500,000    6.00% due 08/01/2013                               -        477,544         477,544
                                            NCR Corp.
    515,000               -         515,000    7.125% due 06/15/2009                        563,315              -         563,315
                                            Iron Mountain, Inc.
          -         100,000         100,000    6.625% due 01/01/2016                              -         91,000          91,000
                                            Pacific & Atlantic Holdings, Inc.
      1,448               -           1,448    1.0% due 05/31/2009                                -              -               -
     29,128               -          29,128    10.5% due 12/31/2007                           8,738              -           8,738
                                            PHH Corp.
          -         320,000         320,000    7.125% due 03/01/2013                              -        349,473         349,473
                                            Quintiles Transnational Corp.
          -         200,000         200,000    10.00% due 10/01/2013                              -        198,000         198,000
                                                                                     --------------  -------------- --------------
                                                                                            572,053      1,116,017       1,688,070
                                            CABLE AND TELEVISION - 1.47%
                                            AOL Time Warner, Inc.
          -         460,000         460,000    7.625% due 04/15/2031                              -        497,785         497,785

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST-JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                          ACTIVE
   ACTIVE     DIVERSIFIED        ACTIVE                                                   ACTIVE       DIVERSIFIED      BOND TRUST
    BOND         BOND          BOND TRUST                                                  BOND            BOND          PROFORMA
    FUND         TRUST          PROFORMA                                                   FUND           TRUST          COMBINED
    ----         -----          --------                                                   ----           -----          --------
                                            CCO Holdings LLC
          -         250,000         250,000    8.75% due 11/15/2013                               -        239,375         239,375
                                            Continental Cablevision
    900,000               -         900,000    8.3% due 05/15/2006                          977,043              -         977,043
  1,372,000               -       1,372,000    9.5% due 08/01/2013                        1,522,906              -       1,522,906
                                            Charter Communications Operating LLC
          -          75,000          75,000    8.00% due 04/30/2012                               -         72,563          72,563
                                            Comcast Corp., Class A
          -         290,000         290,000    7.05% due 03/15/2033                               -        300,403         300,403
                                            Cox Communications, Inc.
    590,000               -         590,000    4.625% due 06/01/2013                        544,609              -         544,609
  3,685,000               -       3,685,000    7.5% due 08/15/2004                        3,706,833              -       3,706,833
          -         750,000         750,000    7.75% due 11/01/2010                               -        850,180         850,180
                                            Grupo Televisa SA De CV
  2,080,000               -       2,080,000    8.0% due 09/13/2011                        2,236,000              -       2,236,000
                                            Lenfest Communications, Inc.
  2,065,000               -       2,065,000    8.375% due 11/01/2005                      2,205,781              -       2,205,781
                                            Rogers Cablesystems
  1,205,000               -       1,205,000    10.0% due 03/15/2005                       1,253,200              -       1,253,200
                                            Shaw Communications, Inc.
    485,000               -         485,000    8.25% due 04/11/2010                         527,438              -         527,438
                                            Time Warner, Inc.
    700,000               -         700,000    6.15% due 05/01/2007                         741,160              -         741,160
    800,000               -         800,000    7.7% due 05/01/2032                          873,936              -         873,936
  2,501,000               -       2,501,000    9.125% due 01/15/2013                      3,048,959              -       3,048,959
                                            Univision Communications, Inc.
          -         500,000         500,000    3.875% due 10/15/2008                              -        487,753         487,753
          -         480,000         480,000    7.85% due 07/15/2011                               -        553,537         553,537
                                            Videotron Ltee
          -          50,000          50,000    6.875% due 01/15/2014                              -         48,625          48,625
                                                                                     --------------  -------------- --------------
                                                                                         17,637,865      3,050,221      20,688,086
                                            CELLULAR COMMUNICATIONS - 0.51%
                                            American Tower Corp.
          -         375,000         375,000    7.50% due 05/01/2012                               -        362,812         362,812
                                            AT&T Wireless Services, Inc.
    584,000               -         584,000    7.875% due 03/01/2011                        664,278              -         664,278
    340,000         140,000         480,000    8.75% due 03/01/2031                         414,517        170,684         585,201
                                            Centennial Communications Corp.
          -         250,000         250,000    8.125% due 02/01/2014                              -        231,875         231,875
                                            Crown Castle International Corp.
          -         250,000         250,000    7.50% due 12/01/2013                               -        248,750         248,750
                                            Mobile Telesystems Finance
    245,000               -         245,000    10.95% due 12/21/2004                        252,370              -         252,370
                                            Mobile Telesystems Finance
    400,000               -         400,000    8.375% due 10/14/2010                        378,840              -         378,840
    765,000               -         765,000    9.75% due 01/30/2008                         784,125              -         784,125
    405,000               -         405,000    10.95% due 12/21/2004                        418,163              -         418,163
                                            Motorola, Inc.
    772,000               -         772,000    6.75% due 02/01/2006                         811,805              -         811,805
          -         170,000         170,000    7.50% due 05/15/2025                               -        182,863         182,863
                                            Nextel Communications, Inc.
          -         250,000         250,000    7.375% due 08/01/2015                              -        252,500         252,500
                                            Triton PCS, Inc.
          -         300,000         300,000    8.75% due 11/15/2011                               -        247,500         247,500
                                            Verizon Wireless Capital LLC
          -       1,125,000       1,125,000    5.375% due 12/15/2006                              -      1,172,856       1,172,856
                                            Vodafone Group PLC
          -         370,000         370,000    5.375% due 01/30/2015                              -        364,367         364,367

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST-JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                          ACTIVE
   ACTIVE     DIVERSIFIED        ACTIVE                                                   ACTIVE       DIVERSIFIED      BOND TRUST
    BOND         BOND          BOND TRUST                                                  BOND            BOND          PROFORMA
    FUND         TRUST          PROFORMA                                                   FUND           TRUST          COMBINED
    ----         -----          --------                                                   ----           -----          --------
                                            Western Wireless Corp.
          -         200,000         200,000    9.25% due 07/15/2013                               -        206,000         206,000
                                                                                     --------------  -------------- --------------
                                                                                          3,724,098      3,440,207       7,164,305
                                            CHEMICALS - 0.17%
                                            Braskem SA
    295,000               -         295,000    11.75% due 01/22/2014                        265,500              -         265,500
                                            E.I. Du Pont De Nemours & Company
          -       1,000,000       1,000,000    4.125% due 04/30/2010                              -        982,711         982,711
                                            ICI Wilmington, Inc.
          -         930,000         930,000    4.375% due 12/01/2008                              -        912,276         912,276
                                            Millennium America, Inc.
          -         125,000         125,000    9.25% due 06/15/2008                               -        134,375         134,375
                                            Nalco Company
          -         150,000         150,000    8.875% due 11/15/2013                              -        157,125         157,125
                                                                                     --------------  -------------- --------------
                                                                                            265,500      2,186,487       2,451,987
                                            COAL - 0.01%
                                            Luscar Coal, Ltd.
          -         100,000         100,000    9.75% due 10/15/2011                               -        112,500         112,500

                                            COMMERCIAL SERVICES - 0.79%
                                            Cendant Corp.
  1,260,000         500,000       1,760,000    6.25% due 01/15/2008                       1,343,680        533,207       1,876,887
    500,000               -         500,000    6.25% due 03/15/2010                         531,961              -         531,961
  4,130,000         600,000       4,730,000    6.875% due 08/15/2006                      4,412,913        641,101       5,054,014
    268,000               -         268,000    7.125% due 03/15/2015                        293,505              -         293,505
          -         290,000         290,000    7.375% due 01/15/2013                              -        323,470         323,470
                                            Mantis Reef, Limited
    815,000               -         815,000    4.692% due 11/14/2008                        804,953              -         804,953
                                            RPM International, Inc.
    905,000               -         905,000    6.25% due 12/15/2013                         908,153              -         908,153
                                            Teppco Partners
    615,000               -         615,000    7.625% due 02/15/2012                        687,213              -         687,213
                                            Trinity Indiana Leasing Company
    570,000               -         570,000    7.755% due 02/15/2009                        597,075              -         597,075
                                            Synagro Technologies, Inc.
          -         100,000         100,000    9.50% due 04/01/2009                               -        104,500         104,500
                                                                                     --------------  -------------- --------------
                                                                                          9,579,453      1,602,278      11,181,731
                                            CONSTRUCTION & MINING EQUIPMENT -
                                            0.01%
                                            Graphic Packaging International,
                                            Inc.
          -         150,000         150,000    9.50% due 08/15/2013                               -        162,750         162,750

                                            CONSTRUCTION MATERIALS - 0.01%
                                            Associated Materials, Inc.
                                               zero coupon, Step up to 11.25% on
          -         250,000         250,000      03/1/2009 due 03/01/2014                         -        167,500         167,500

                                            CONTAINERS & Glass - 0.28%
                                            BWAY Corp.
    355,000               -         355,000    10.0% due 10/15/2010                         370,088              -         370,088
                                            Owens Brockway Glass Container
    380,000         250,000         630,000    8.75% due 11/15/2012                         414,200        271,250         685,450
                                            Packaging Corporation of America
          -         360,000         360,000    5.75% due 08/01/2013                               -        356,977         356,977
                                            Sealed Air Corp. - Sr. Notes 144A
                                            (a)
    930,000               -         930,000    5.375% due 04/15/2008                        961,747              -         961,747
                                            Stone Container Corp. - Sr. Notes
    790,000               -         790,000    8.375% due 07/01/2012                        827,525              -         827,525
    625,000               -         625,000    9.75% due 02/01/2011                         687,500              -         687,500
                                            Vitro, SA de CV
          -          50,000          50,000    11.75% due 11/01/2013                              -         45,875          45,875
                                                                                     --------------  -------------- --------------
                                                                                          3,261,060        674,102       3,935,162

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST-JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                          ACTIVE
   ACTIVE     DIVERSIFIED        ACTIVE                                                   ACTIVE       DIVERSIFIED      BOND TRUST
    BOND         BOND          BOND TRUST                                                  BOND            BOND          PROFORMA
    FUND         TRUST          PROFORMA                                                   FUND           TRUST          COMBINED
    ----         -----          --------                                                   ----           -----          --------
                                            CRUDE PETROLEUM & NATURAL GAS -
                                            0.55%
                                            Alberta Energy, Ltd.
    585,000               -         585,000    7.375% due 11/01/2031                        651,245              -         651,245
                                            Amerada Hess Corp.
    975,000               -         975,000    7.3% due 08/15/2031                          989,952              -         989,952
                                            Duke Capital LLC
  1,302,000               -       1,302,000    6.25% due 02/15/2013                       1,320,011              -       1,320,011
                                            Enterprise Products Operating LP
    480,000               -         480,000    6.875% due 03/01/2033                        444,258              -         444,258
                                            Humpuss Funding Corp.
  1,259,530               -       1,259,530    7.72% due 12/15/2009                       1,120,982              -       1,120,982
                                            Magellan Midstream Partners LP
    790,000               -         790,000    6.45% due 06/01/2014                         798,192              -         798,192
                                            Occidental Petroleum Corp.
    538,000               -         538,000    10.125% due 09/15/2009                       668,086              -         668,086
                                            Ocean RigNorway AS
    255,000               -         255,000    10.25% due 06/01/2008                        252,450              -         252,450
                                            Pemex Project Funding Master Trust
    700,000               -         700,000    6.125% due 08/15/2008                        715,750              -         715,750
    700,000               -         700,000    7.375% due 12/15/2014                        714,000              -         714,000
                                                                                     --------------  -------------- --------------
                                                                                          7,674,926              -       7,674,926
                                            CRUDE PETROLEUM & NATURAL GAS -
                                            0.08%
                                            Premcor Refining Group, Inc.
          -         325,000         325,000    7.75% due 02/01/2012                               -        337,187         337,187
                                            Valero Energy Corp.
    700,000               -         700,000    8.375% due 06/15/2005                        731,549              -         731,549
                                                                                     --------------  -------------- --------------
                                                                                            731,549        337,187       1,068,736
                                            DOMESTIC OIL - 0.05%
                                            Devon Financing Corp., ULC
          -         300,000         300,000    6.875% due 09/30/2011                              -        326,597         326,597
                                            Union Oil Company of California
          -         360,000         360,000    7.50% due 02/15/2029                               -        405,797         405,797
                                                                                     --------------  -------------- --------------
                                                                                                  -        732,394         732,394
                                            DRUGS & HEALTH CARE - 0.04%
                                            Wyeth
          -         550,000         550,000    4.125% due 03/01/2008 (b)                          -        546,424         546,424

                                            ELECTRICAL EQUIPMENT - 0.38%
                                            General Electric Co.
  2,472,000               -       2,472,000    5.0% due 02/01/2013                        2,432,876              -       2,432,876
                                            HQI Transelec Chile SA
  2,235,000               -       2,235,000    7.875% due 04/15/2011                      2,522,553              -       2,522,553
                                            SP PowerAssets, Ltd.
          -         450,000         450,000    5.00% due 10/22/2013                               -        438,002         438,002
                                                                                     --------------  -------------- --------------
                                                                                          4,955,429        438,002       5,393,431
                                            ELECTRICAL UTILITIES - 2.65%
                                            AES Corp.
    892,539               -         892,539    9.0% due 01/02/2017                          961,711              -         961,711
          -         325,000         325,000    9.375% due 09/15/2010                              -        346,531         346,531
                                            CalEnergy Co., Inc.
    686,000               -         686,000    8.48% due 09/15/2028                         825,108              -         825,108
                                            Centerpoint Energy Resources Corp.
    700,000               -         700,000    7.875% due 04/01/13                          784,791              -         784,791
                                            Dominion Resources, Inc.
    518,000               -         518,000    6.3% due 03/15/2033                          492,057              -         492,057
          -         375,000         375,000    5.70% due 09/17/2012                               -        381,420         381,420
                                            Duke Energy Corp.
          -         240,000         240,000    6.45% due 10/15/2032                               -        231,990         231,990

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST-JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                           ACTIVE
   ACTIVE     DIVERSIFIED        ACTIVE                                                   ACTIVE       DIVERSIFIED      BOND TRUST
    BOND         BOND          BOND TRUST                                                  BOND            BOND          PROFORMA
    FUND         TRUST          PROFORMA                                                   FUND           TRUST          COMBINED
    ----         -----          --------                                                   ----           -----          --------
                                            Edison Mission Energy
          -         575,000         575,000    9.875% due 04/15/2011                              -        599,438         599,438
                                            EL Paso Electric Co. - Series E
  1,225,000               -       1,225,000    9.4% due 05/01/2011                        1,391,378              -       1,391,378
                                            Empresa Nacional De Electricidad
  1,015,000               -       1,015,000    8.35% due 08/01/2013                       1,083,529              -       1,083,529
          -         420,000         420,000    8.50% due 04/01/2009                               -        458,897         458,897
                                            Empresa Electrica Guacolda SA
  1,616,000               -       1,616,000    8.625% due 04/30/2013                      1,676,435              -       1,676,435
                                            Enersis SA
    970,000               -         970,000    7.375% due 01/15/2014                        936,050              -         936,050
                                            FirstEnergy Corp. - Series B
    490,000               -         490,000    6.45% due 11/15/2011                         508,012              -         508,012
                                            FirstEnergy Corp. - Series C
  1,000,000               -       1,000,000    7.375% due 11/15/2031                      1,042,283              -       1,042,283
                                            Ipalco Enterprises, Inc.
    705,000               -         705,000    8.625% due 11/14/2011                        764,925              -         764,925
                                            Kansas City Power & Light Co.
    585,000               -         585,000    6.0% due 03/15/2007                          617,058              -         617,058
                                            Monterrey Power SA de CV
  1,326,410               -       1,326,410    9.625% due 11/15/2009                      1,510,846              -       1,510,846
                                            Noram Energy Corp.
  2,275,000               -       2,275,000    6.5% due 02/01/2008                        2,406,577              -       2,406,577
                                            Oklahoma Gas & Electric Co.
    914,000               -         914,000    6.65% due 07/15/2027                       1,009,449              -       1,009,449
                                            Oncor Electric Delivery Company
          -         250,000         250,000    7.00% due 05/01/2032                               -        268,865         268,865
                                            Pacific Gas & Electric Company
  2,000,000               -       2,000,000    1.81% due 04/03/2006                       2,001,206              -       2,001,206
          -         875,000         875,000    4.20% due 03/01/2011                               -        833,175         833,175
          -         610,000         610,000    4.80% due 03/01/2014                               -        577,999         577,999
    750,000         380,000       1,130,000    6.05% due 03/01/2034                         705,417        357,411       1,062,828
                                            PNPP II Funding Corp.
    934,000               -         934,000    9.12% due 05/30/2016                       1,063,583              -       1,063,583
                                            Progress Energy, Inc.
    787,000               -         787,000    6.75% due 03/01/2006                         829,916              -         829,916
    325,000               -         325,000    7.0% due 10/30/2031                          334,453              -         334,453
          -         170,000         170,000    7.75% due 03/01/2031                               -        190,549         190,549
                                            PSEG Power LLC
          -         750,000         750,000    5.00% due 04/01/2014                               -        699,581         699,581
    857,000               -         857,000    6.875% due 04/15/2006                        909,219              -         909,219
  1,605,000               -       1,605,000    7.75% due 04/16/2007                       1,681,238              -       1,681,238
    445,000         400,000         845,000    8.625% due 04/15/2031                        543,524        488,561       1,032,085
                                            Public Service Co. New Mexico
    680,000               -         680,000    4.4% due 09/15/2008                          677,903              -         677,903
                                            Sempra Energy
    445,000               -         445,000    4.75% due 05/15/2009                         447,679              -         447,679
                                            Southern California Edison Co. -
                                            Series 2004B
    477,000               -         477,000    6.0% due 01/15/2034                          457,053              -         457,053
                                            TXU Australia Holdings Limited
    814,000               -         814,000    6.15% due 11/15/2013                         848,002              -         848,002
    455,000               -         455,000 6.75% due 12/01/2006                            486,010              -         486,010
                                            TXU Energy Co. LLC
    887,000               -         887,000    7.0% due 03/15/2013                          965,899              -         965,899
                                            Waterford 3 Funding
  3,270,186               -       3,270,186    8.09% due 01/02/2017                       3,605,314              -       3,605,314
                                            United Energy Distribution Property,
                                            Ltd.
          -         350,000         350,000    4.70% due 04/15/2011                               -        344,319         344,319
                                                                                     --------------  -------------- --------------
                                                                                         31,566,625      5,778,736      37,345,361

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST-JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                           ACTIVE
   ACTIVE     DIVERSIFIED        ACTIVE                                                   ACTIVE       DIVERSIFIED      BOND TRUST
    BOND         BOND          BOND TRUST                                                  BOND            BOND          PROFORMA
    FUND         TRUST          PROFORMA                                                   FUND           TRUST          COMBINED
    ----         -----          --------                                                   ----           -----          --------
                                            ELECTRONICS - 0.24%
                                            Ametek, Inc.
    910,000               -         910,000    7.2% due 07/15/2008                          971,653              -         971,653
                                            Jabil Circuit, Inc.
          -         870,000         870,000    5.875% due 07/15/2010                              -        898,706         898,706
                                            Koninklijke Philips Electronics NV
          -         500,000         500,000    7.20% due 06/01/2026                               -        555,319         555,319
                                            Solectron Corp.
          -         300,000         300,000    9.625% due 02/15/2009                              -        329,250         329,250
                                            Stoneridge, Inc.
          -         250,000         250,000    11.50% due 05/01/2012                              -        294,375         294,375
                                            Viasystems, Inc.
          -         250,000         250,000    10.50% due 01/15/2011                              -        262,500         262,500
                                                                                     --------------  -------------- --------------
                                                                                            971,653      2,340,150       3,311,803
                                            ENERGY - 0.39%
                                            Centerpoint Energy, Inc.
    565,000               -         565,000    6.85% due 06/01/2015                         572,475              -         572,475
    545,000               -         545,000    6.95% due 03/15/2033                         583,030              -         583,030
  1,220,000               -       1,220,000    7.25% due 09/01/2010                       1,297,492              -       1,297,492
                                            First Energy Corp.
          -         170,000         170,000    7.375% due 11/15/2031                              -        177,188         177,188
                                            Progress Energy, Inc.
          -         250,000         250,000    5.85% due 10/30/2008                               -        261,702         261,702
                                            Salton Sea Funding Corp. - Series E
    487,534               -         487,534    8.3% due 05/30/2011                          528,516              -         528,516
                                            Salton Sea Funding Corp. - Series C
  1,050,203               -       1,050,203    7.84% due 05/30/2010                       1,117,847              -       1,117,847
                                            Transalta Corp.
    900,000               -         900,000 5.75% due 12/15/2013                            891,128              -         891,128
                                                                                     --------------  -------------- --------------
                                                                                          4,990,488        438,890       5,429,378
                                            FINANCIAL SERVICES - 7.48%
                                            Ace INA Holdings, Inc.
          -       1,620,000       1,620,000    5.875% due 06/15/2014                              -      1,638,996       1,638,996
                                            AIG SunAmerica Institutional Funding
 46,000,000               -     346,000,000    1.2% due 01/26/2005                        3,181,697              -       3,181,697
                                            Arch Capital Group, Limited
    355,000               -         355,000    7.35% due 05/01/2034                         357,350              -         357,350
                                            Assurant, Inc.
          -         300,000         300,000    5.625% due 02/15/2014                              -        294,540         294,540
                                            AXA Financial, Inc.
    543,000               -         543,000    7.75% due 08/01/2010                         622,698              -         622,698
                                            Bank of America Corp.
          -         530,000         530,000    5.375% due 06/15/2014                              -        525,285         525,285
                                            Bear Stearns Arm Trust
          -       2,780,838       2,780,838    4.344% due 07/25/2034 (b)                          -      2,757,432       2,757,432
                                            Beaver Valley Funding Corp.
    210,000               -         210,000    8.625% due 06/01/2007                        220,703              -         220,703
  1,630,000               -       1,630,000    9.0% due 06/01/2017                        1,843,204              -       1,843,204
                                            Bunge Ltd. Financial Corp.
    630,000               -         630,000    5.35% due 04/15/2014                         601,700              -         601,700
                                            BVPS II Funding Corp.
    969,000               -         969,000    8.89% due 06/01/2017                       1,108,129              -       1,108,129
                                            Capital One Bank
          -         660,000         660,000    5.00% due 06/15/2009                               -        661,889         661,889
                                            CIT Group, Inc.
    445,000               -         445,000    1.48% due 05/18/2007                         444,471              -         444,471
                                            Citibank Credit Card Issuance Trust
  2,400,000               -       2,400,000    4.45% due 04/07/2010                       2,407,583              -       2,407,583

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST-JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                           ACTIVE
   ACTIVE     DIVERSIFIED        ACTIVE                                                   ACTIVE       DIVERSIFIED      BOND TRUST
    BOND         BOND          BOND TRUST                                                  BOND            BOND          PROFORMA
    FUND         TRUST          PROFORMA                                                   FUND           TRUST          COMBINED
    ----         -----          --------                                                   ----           -----          --------
                                            Citigroup, Inc. - Sub. Notes
  1,000,000               -       1,000,000    5.625% due 08/27/2012                      1,027,910              -       1,027,910
  2,325,000               -       2,325,000    6.0% due 10/31/2033                        2,223,042              -       2,223,042
                                            Corporacion Andina de Fomento
          -         375,000         375,000    6.875% due 03/15/2012                              -        403,127         403,127
                                            Credit Suisse First Boston USA, Inc.
    451,000               -         451,000    4.625% due 01/15/2008                        459,401              -         459,401
  1,164,014               -       1,164,014    6.26% due 04/11/2030                       1,195,027              -       1,195,027
          -         500,000         500,000    6.50% due 01/15/2012                               -        537,294         537,294
                                            Cullen Frost Capital Trust I
          -         360,000         360,000    2.86% due 03/01/2034 (b)                           -        366,480         366,480
                                            DBS Capital Funding Corp.
          -         310,000         310,000    7.657% due 03/15/2049 (b)                          -        346,155         346,155
                                            Deutsche Mortgage & Asset Receiving
                                            Corp.
  1,855,000               -       1,855,000    6.861% due 03/15/2008                      1,990,874              -       1,990,874
                                            Doral Financial Corp. - Sr. Notes
    900,000               -         900,000    1.952% due 12/07/2005                        900,036              -         900,036
                                            Duke Capital LLC.
    600,000               -         600,000    6.75% due 02/15/2032                         575,631              -         575,631
    965,000               -         965,000    8.0% due 10/01/2019                        1,078,026              -       1,078,026
                                            Equus Cayman Finance, Limited
    575,000               -         575,000    5.5% due 09/12/2008                          571,585              -         571,585
                                            ERAC USA Finance Company
    300,000               -         300,000    6.7% due 06/01/2034                          300,424              -         300,424
  1,270,000               -       1,270,000    7.95% due 12/15/2009                       1,461,279              -       1,461,279
                                            Financing Corp.
    420,000               -         420,000    9.4% due 02/08/2018                          579,061              -         579,061
  3,025,000               -       3,025,000    10.35% due 08/03/2018                      4,469,014              -       4,469,014
                                            Ford Motor Credit Company
  2,480,000               -       2,480,000    6.875% due 02/01/2006                      2,601,265              -       2,601,265
    827,000       3,065,000       3,892,000    7.375% due 10/28/2009 to
                                               02/01/2011                                   834,828      3,265,254       4,100,082
  1,691,000               -       1,691,000    7.375% due 10/01/2009                      1,804,679              -       1,804,679
  1,330,000               -       1,330,000    7.75% due 03/15/2005                       1,374,226              -       1,374,226
          -         190,000         190,000    7.875% due 06/15/2010                              -        206,732         206,732
                                            Fuji (Mizuho) JGB Investment, LLC
          -         520,000         520,000    9.87% due 12/31/2049 (b)                           -        588,220         588,220
                                            Fund American Cos, Inc.
    723,000               -         723,000    5.875% due 05/15/2013                        721,461              -         721,461
                                            GCIC Funding Corp.
  1,065,000               -       1,065,000    5.129% due 01/15/2014                      1,046,874              -       1,046,874
                                            General Electric Capital Corp., MTN,
                                            Series A
          -         250,000         250,000    6.00% due 06/15/2012                               -        263,822         263,822
  1,240,000               -       1,240,000    6.75% due 03/15/2032                       1,333,019              -       1,333,019
                                            General Motors Acceptance Corp.
  1,900,000               -       1,900,000    1.995% due 05/18/2006                      1,903,559              -       1,903,559
    365,000               -         365,000    5.625% due 05/15/2009                        364,269              -         364,269
          -         890,000         890,000    6.125% due 09/15/2006 to
                                               08/28/2007                                         -        927,146         927,146
          -         750,000         750,000    6.875% due 09/15/2011                              -        768,973         768,973
    590,000               -         590,000    6.875% due 08/28/2012                        600,182              -         600,182
          -         375,000         375,000    7.00% due 02/01/2012                               -        385,503         385,503
  1,125,000               -       1,125,000    7.25% due 03/02/2011                       1,180,724              -       1,180,724
          -         750,000         750,000    8.00% due 11/01/2031                               -        768,440         768,440
                                            Glencore Funding LLC
  1,350,000               -       1,350,000    6.0% due 04/15/2014                        1,252,179              -       1,252,179
                                            HBOS PLC
          -         875,000         875,000    3.125% due 01/12/2007                              -        869,781         869,781
                                            Household Finance Corp.
    700,000               -         700,000    4.625% due 01/15/2008                        712,572              -         712,572
          -       1,875,000       1,875,000    6.40% due 06/17/2008                               -      2,016,992       2,016,992
  1,970,000               -       1,970,000    6.75% due 05/15/2011                       2,152,820              -       2,152,820

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST-JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                           ACTIVE
   ACTIVE     DIVERSIFIED        ACTIVE                                                   ACTIVE       DIVERSIFIED      BOND TRUST
    BOND         BOND          BOND TRUST                                                  BOND            BOND          PROFORMA
    FUND         TRUST          PROFORMA                                                   FUND           TRUST          COMBINED
    ----         -----          --------                                                   ----           -----          --------
                                            Hyatt Equities LC
  2,035,000               -       2,035,000    6.875% due 06/15/2007                      2,163,566              -       2,163,566
                                            International Lease Finance Corp.
          -          20,000          20,000    3.50% due 04/01/2009                               -         19,018          19,018
          -         400,000         400,000    4.55% due 10/15/2009                               -        398,480         398,480
          -       1,560,000       1,560,000    4.75% due 07/01/2009                               -      1,559,885       1,559,885
                                            J.P. Morgan Chase & Company
          -         750,000         750,000    5.35% due 03/01/2007                               -        786,052         786,052
    940,000               -         940,000    6.625% due 03/15/2012                      1,016,429              -       1,016,429
                                            Labranche & Company, Inc.
          -         100,000         100,000    9.50% due 05/15/2009                               -        101,000         101,000
                                            MBNA Capital B
          -       1,015,000       1,015,000    1.978% due 02/01/2027 (b)                          -        955,098         955,098
                                            MDP Acquisitions plc
    360,000               -         360,000    9.625% due 10/01/2012                        399,600              -         399,600
                                            Meditrust
    375,000               -         375,000    7.0% due 08/15/2007                          386,250              -         386,250
    520,000               -         520,000    7.3% due 01/16/2006                          535,600              -         535,600
                                            Mizuho Financial Group Cayman, Ltd.
  1,065,000         570,000       1,635,000    5.79% due 04/15/2014                       1,046,882        560,303       1,607,185
                                            Morgan Stanley & Co., Inc.
  7,200,000               -       7,200,000    1.59% due 07/06/2005                       7,200,000              -       7,200,000
  1,665,000               -       1,665,000    4.25% due 05/15/2010                       1,633,860              -       1,633,860
    555,000               -         555,000    4.75% due 04/01/2014                         512,055              -         512,055
                                            Nationwide Life Global Funding I
          -         180,000         180,000    5.35% due 02/15/2007                               -        187,703         187,703
                                            Newcourt Credit Group, Inc.
  1,455,000               -       1,455,000    6.875% due 02/16/2005                      1,495,757              -       1,495,757
                                            NiSource Finance Corp.
    596,000         400,000         996,000    6.15% due 03/01/2013                         617,493        414,425       1,031,918
          -         320,000         320,000    7.875% due 11/15/2010                              -        366,846         366,846
                                            Odyssey Re Holdings Corp.
  2,000,000               -       2,000,000    7.65% due 11/01/2013                       2,149,934              -       2,149,934
                                            PCCW - HKTC Capital, Ltd.
          -         340,000         340,000    7.75% due 11/15/2011                               -        381,474         381,474
                                            Prologis Trust
    490,000               -         490,000    7.05% due 07/15/2006                         529,087              -         529,087
                                            PTC International Finance II SA
    540,000               -         540,000    11.25% due 12/01/2009                        576,450              -         576,450
                                            Qwest Captial Funding, Inc.
    955,000               -         955,000    7.75% due 08/15/2006                         945,450              -         945,450
                                            Rabobank Capital Fund II
    325,000               -         325,000    5.26% due 12/31/2049                         314,497              -         314,497
                                            Reliastar Financial Corp.
          -         730,000         730,000    6.50% due 11/15/2008                               -        784,903         784,903
                                            Saint George Funding Co. LLC
  1,205,000               -       1,205,000    8.485% due 12/31/2049                      1,365,155              -       1,365,155
                                            SB Treasury Company LLC
          -         340,000         340,000    9.40% due 12/29/2049 (b)                           -        382,500         382,500
                                            SLM Corp., Series MTNA
          -       1,375,000       1,375,000    5.00% due 04/15/2015                               -      1,301,186       1,301,186
                                            The Goldman Sachs Group, Inc.
          -         720,000         720,000    5.15% due 01/15/2014                               -        691,429         691,429
          -       1,250,000       1,250,000    5.25% due 04/01/2013                               -      1,221,630       1,221,630
                                            The MONY Group, Inc.
    660,000               -         660,000    7.45% due 12/15/2005                         697,920              -         697,920
                                            Tobacco Settlement Financing Corp.
  1,000,000               -       1,000,000    6.0% due 06/01/2037                          812,310              -         812,310

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST-JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                           ACTIVE
   ACTIVE     DIVERSIFIED        ACTIVE                                                   ACTIVE       DIVERSIFIED      BOND TRUST
    BOND         BOND          BOND TRUST                                                  BOND            BOND          PROFORMA
    FUND         TRUST          PROFORMA                                                   FUND           TRUST          COMBINED
    ----         -----          --------                                                   ----           -----          --------
                                            Tobacco Settlement Financing Corp. -
                                            Ser. B
    315,000               -         315,000    5.875% due 05/15/2039                        253,506              -         253,506
                                            Tobacco Settlement Revenue
                                            Management - Ser. B
  1,480,000               -       1,480,000    6.375% due 05/15/2030                      1,250,703              -       1,250,703
                                            Trinet Corporate Realty Trust, Inc.
    330,000               -         330,000    7.7% due 07/15/2017                          342,764              -         342,764
                                            UFJ Finance Aruba
  1,853,000               -       1,853,000    6.75% due 07/15/2013                       1,916,130              -       1,916,130
                                            URC Holdings Corp.
  1,600,000               -       1,600,000    7.875% due 06/30/2006                      1,747,160              -       1,747,160
                                            USA Education, Inc.
          -         435,000         435,000    5.625% due 04/10/2007                              -        457,126         457,126
                                            Washington Mutual, Inc.
          -         250,000         250,000    5.625% due 01/15/2007                              -        261,532         261,532
                                            Westpac Capital Trust III
    760,000               -         760,000    5.819% due 12/29/2049                        755,052              -         755,052
                                            WPP Finance UK
    740,000               -         740,000    5.875% due 06/15/2014                        743,032              -         743,032
                                                                                     --------------  -------------- --------------
                                                                                         76,908,144     28,422,651     105,330,795
                                            FOOD & BEVERAGES - 0.63%
                                            Ahold Finance USA, Inc.
          -         150,000         150,000    8.25% due 07/15/2010                               -        158,250         158,250
                                            Cadbury Schweppes US Finance LLC
          -         400,000         400,000    5.125% due 10/01/2013                              -        390,629         390,629
                                            Commonwealth Brands, Inc.
    365,000               -         365,000    10.625% due 09/01/2008                       389,638              -         389,638
                                            Corn Products International, Inc.
  3,205,000               -       3,205,000    8.45% due 08/15/2009                       3,549,538              -       3,549,538
                                            Kellogg Company, Series B
          -         490,000         490,000    6.60% due 04/01/2011                               -        537,465         537,465
                                            Kraft Foods, Inc.
          -         150,000         150,000    5.25% due 06/01/2007                               -        156,000         156,000
    985,000               -         985,000    5.625% due 11/01/2011                      1,002,034              -       1,002,034
                                            Nabisco, Inc.
          -         420,000         420,000    7.05% due 07/15/2007                               -        458,343         458,343
          -       1,500,000       1,500,000    7.55% due 06/15/2015                               -      1,723,540       1,723,540
                                            PanAmerican Beverages, Inc.
    430,000               -         430,000    7.25% due 07/01/2009                         460,100              -         460,100
                                                                                     --------------  -------------- --------------
                                                                                          5,401,310      3,424,227       8,825,537
                                            FOREST PRODUCTS - 0.16%
                                            Donohue Forest Products, Inc.
    885,000               -         885,000    7.625% due 05/15/2007                        916,586              -         916,586
                                            Weyerhaeuser Company
  1,060,000               -       1,060,000    7.125% due 07/15/2023                      1,119,776              -       1,119,776
          -         150,000         150,000    7.375% due 03/15/2032                              -        163,114         163,114
                                                                                     --------------  -------------- --------------
                                                                                          2,036,362        163,114       2,199,476
                                            GAS & PIPELINE UTILITIES - 0.57%
                                            Dynegy Holdings, Inc.
          -         100,000         100,000    10.125% due 07/15/2013                             -        108,250         108,250
                                            Kinder Morgan Energy Partners
    575,000               -         575,000    6.5% due 09/01/2012                          609,220              -         609,220
    885,000               -         885,000    7.3% due 08/15/2033                          933,701              -         933,701
                                            Korea Gascorp
    720,000               -         720,000    4.75% due 11/26/2010                         694,616              -         694,616
                                            Louis Dreyfus Natural Gas Corp.
  1,730,000               -       1,730,000    6.875% due 12/01/2007                      1,857,691              -       1,857,691
                                            Southern California Edison Co. -
                                            Ser. 2003-B
  2,300,000               -       2,300,000    8.0% due 02/15/2007                        2,544,030              -       2,544,030
                                            Texas New Mexico Power Co.
    870,000               -         870,000    6.125% due 06/01/2008                        899,989              -         899,989

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST-JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                           ACTIVE
   ACTIVE     DIVERSIFIED        ACTIVE                                                   ACTIVE       DIVERSIFIED      BOND TRUST
    BOND         BOND          BOND TRUST                                                  BOND            BOND          PROFORMA
    FUND         TRUST          PROFORMA                                                   FUND           TRUST          COMBINED
    ----         -----          --------                                                   ----           -----          --------
                                            Western Resources, Inc.
    400,000               -         400,000    7.65% due 04/15/2023                         413,400              -         413,400
                                                                                     --------------  -------------- --------------
                                                                                          7,952,647        108,250       8,060,897
                                            HEALTHCARE PRODUCTS - 0.01%
                                            WH Holdings/ WH Capital
          -         150,000         150,000    9.50% due 04/01/2011                               -        156,000         156,000

                                            HEALTHCARE SERVICES - 0.17%
                                            Aetna, Inc.
          -         250,000         250,000    7.375% due 03/01/2006                              -        266,461         266,461
                                            Columbia/HCA Healthcare Corp.
    755,000               -         755,000    9.0% due 12/15/2014                          879,786              -         879,786
                                            Concentra Operations Corp.
          -          80,000          80,000    9.125% due 06/01/2012                              -         83,600          83,600
                                            Global Health Sciences, Inc.
     75,000               -          75,000    11.0% due 05/01/2008                           1,875              -           1,875
                                            Health Net, Inc.
          -         520,000         520,000    8.375% due 04/15/2011                              -        607,969         607,969
                                            Humana, Inc.
          -         500,000         500,000    7.25% due 08/01/2006                               -        535,982         535,982
                                                                                     --------------  -------------- --------------
                                                                                            881,661      1,494,012       2,375,673
                                            HOLDINGS COMPANIES/CONGLOMERATES -
                                            0.01%
                                            Pharma Services Intermediatel
                                            Holding Corp.
                                               zero coupon, Step up to 11.50% on
          -         250,000         250,000      4/1/2009 due 04/01/2014                          -        127,500         127,500

                                            HOMEBUILDERS - 0.27%
                                            Centex Corp.
          -         180,000         180,000    4.75% due 01/15/2008                               -        183,430         183,430
                                            D.R. Horton, Inc.
          -         150,000         150,000    7.875% due 08/15/2011                              -        163,875         163,875
                                            Hovnanian K Enterprises, Inc.
          -         300,000         300,000    6.50% due 01/15/2014                               -        279,000         279,000
                                            KB HOME
    605,000               -         605,000    5.75% due 02/01/2014                         556,600              -         556,600
                                            Lennar Corp.
          -         120,000         120,000    5.95% due 03/01/2013                               -        120,981         120,981
                                            Lennar Corp., Series B
          -         130,000         130,000    9.95% due 05/01/2010                               -        144,598         144,598
                                            MDC Holdings, Inc.
          -         250,000         250,000    5.50% due 05/15/2013                               -        242,320         242,320
                                            Pulte Homes, Inc.
          -         525,000         525,000    6.25% due 02/15/2013                               -        536,290         536,290
          -         380,000         380,000    7.875% due 08/01/2011                              -        429,831         429,831
          -         225,000         225,000    8.125% due 03/01/2011                              -        263,892         263,892
                                            Technical Olympic USA, Inc.
          -         250,000         250,000    10.375% due 07/01/2012                             -        260,625         260,625
                                            Toll Brothers, Inc.
          -         250,000         250,000    6.875% due 11/15/2012                              -        266,897         266,897
                                            Williams Lyon Homes, Inc.
          -         250,000         250,000    10.75% due 04/01/2013                              -        276,250         276,250
                                                                                     --------------  -------------- --------------
                                                                                            556,600      3,167,989       3,724,589
                                            HOTELS & RESTAURANTS - 0.54%
                                            Boyd Gaming Corp.
          -         175,000         175,000    9.25% due 08/01/2009                               -        191,188         191,188
                                            Buffets, Inc.
          -         150,000         150,000    11.25% due 07/15/2010                              -        156,750         156,750
                                            Circus & Eldorado Joint Venture
          -         150,000         150,000    10.125% due 03/01/2012                             -        150,750         150,750

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST-JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                           ACTIVE
   ACTIVE     DIVERSIFIED        ACTIVE                                                   ACTIVE       DIVERSIFIED      BOND TRUST
    BOND         BOND          BOND TRUST                                                  BOND            BOND          PROFORMA
    FUND         TRUST          PROFORMA                                                   FUND           TRUST          COMBINED
    ----         -----          --------                                                   ----           -----          --------
                                            Harrahs Operating Company, Inc.
          -         390,000         390,000    5.50% due 07/01/2010                               -        391,953         391,953
  2,300,000               -       2,300,000    7.875% due 12/15/2005                      2,432,250              -       2,432,250
                                            Hilton Hotels Corp.
          -         170,000         170,000    7.625% due 12/01/2012                              -        182,750         182,750
          -         140,000         140,000    8.25% due 02/15/2011                               -        155,750         155,750
                                            Mandalay Resort Group
    640,000               -         640,000    6.375% due 12/15/2011                        649,600              -         649,600
                                            MGM Mirage
    832,000         150,000         982,000    6.00% due 10/01/2009                         815,360        147,000         962,360
                                            Starwood Hotels & Resorts Worldwide,
                                            Inc.
    590,000               -         590,000    7.375% due 05/01/2007                        626,875              -         626,875
  1,000,000         200,000       1,200,000    7.875% due 05/01/2012                      1,067,500        214,000       1,281,500
                                            Tricon Global Restaurants, Inc.
          -         310,000         310,000    8.875% due 04/15/2011                              -        374,085         374,085
                                                                                     --------------  -------------- --------------
                                                                                          5,591,585      1,964,226       7,555,811
                                            INDUSTRIAL MACHINERY - 0.04%
                                            Caterpillar Finiancial Services
                                            Corp.
          -         530,000         530,000    4.50% due 06/15/2009                               -        532,316         532,316

                                            INDUSTRIALS - 0.07%
                                            Tyco International Group SA
          -         645,000         645,000    6.00% due 11/15/2013                               -        663,068         663,068
                                            Williams Companies, Inc.
          -         300,000         300,000    8.125% due 03/15/2012                              -        320,250         320,250
                                                                                     --------------  -------------- --------------
                                                                                                  -        983,318         983,318
                                            INSURANCE - 1.13%
                                            Equitable Life Assurance Society USA
    920,000               -         920,000    6.95% due 12/01/2005                         973,105              -         973,105
                                            Jackson National Life Insurance
                                            Company
          -         425,000         425,000    5.25% due 03/15/2007                               -        446,855         446,855
                                            Liberty Mutual Group, Inc.
    665,000               -         665,000    5.75% due 03/15/2014                         641,757              -         641,757
                                            Lincoln National Corp.
          -         380,000         380,000    6.20% due 12/15/2011                               -        403,292         403,292
                                            Mass. Mutual Life Insurance Co.
  2,645,000               -       2,645,000    7.625% due 11/15/2023                      3,112,710              -       3,112,710
                                            MetLife, Inc.
          -         755,000         755,000    3.911% due 05/15/2005                              -        765,058         765,058
                                            Monumental Global Funding
          -       2,270,000       2,270,000    1.28% due 05/19/2006 (b)                           -      2,263,174       2,263,174
          -       1,125,000       1,125,000    5.20% due 01/30/2007                               -      1,176,248       1,176,248
                                            Nationwide Mutual Insurance Company
          -         170,000         170,000    7.875% due 04/01/2033                              -        193,150         193,150
                                            New York Life Insurance Company
    755,000               -         755,000    5.875% due 05/15/2033                        717,912              -         717,912
                                            Ohio Casualty Corp. - Notes
    520,000               -         520,000 7.3% due 06/15/2014                             523,432              -         523,432
                                            Prudential Financial, Inc.
          -       1,720,000       1,720,000    4.75% due 04/01/2014                               -      1,614,987       1,614,987
                                            Prudential Insurance Company
          -       1,050,000       1,050,000    6.375% due 07/23/2006                              -      1,114,555       1,114,555
                                            QBE Insurance Group, Ltd.
  1,120,000               -       1,120,000    5.647% due 07/01/2023                      1,065,446              -       1,065,446
                                            Travelers Property Casualty Corp.
    970,000               -         970,000    5.0% due 03/15/2013                          939,560              -         939,560
                                                                                     --------------  -------------- --------------
                                                                                          7,973,922      7,977,319      15,951,241

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST-JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                           ACTIVE
   ACTIVE     DIVERSIFIED        ACTIVE                                                   ACTIVE       DIVERSIFIED      BOND TRUST
    BOND         BOND          BOND TRUST                                                  BOND            BOND          PROFORMA
    FUND         TRUST          PROFORMA                                                   FUND           TRUST          COMBINED
    ----         -----          --------                                                   ----           -----          --------
                                            INTERNATIONAL OIL - 0.36%
                                            Newfield Exploration Company
          -         200,000         200,000    8.375% due 08/15/2012                              -        217,000         217,000
                                            Pemex Project Funding Master Trust
          -         770,000         770,000    2.82% due 06/15/2010 (b)                           -        773,465         773,465
  3,085,000               -       3,085,000    9.125% due 10/13/2010                      3,540,038              -       3,540,038
                                            Ras Laffan Liquefied Natural Gas
          -         380,000         380,000    3.437% due 09/15/2009                              -        371,260         371,260
                                            Western Oil Sands, Inc.
          -         100,000         100,000    8.375% due 05/01/2012                              -        108,500         108,500
                                                                                     --------------  -------------- --------------
                                                                                          3,540,038      1,470,225       5,010,263
                                            LEISURE TIME - 0.12%
                                            British Brunswick Holdings, Inc.
    120,000               -         120,000    13.0% due 05/01/2008                           6,600              -           6,600
                                            Cinemark USA, Inc.
          -         150,000         150,000    9.00% due 02/01/2013                               -        163,687         163,687
                                            Cinemark, Inc.
                                               zero coupon, Step up to 9.75 on
          -          50,000          50,000      3/15/2009 due 03/15/2014                         -         32,625          32,625
                                            Hockey Company
    410,000               -         410,000    11.25% due 04/15/2009                        487,900              -         487,900
                                            Mohegan Tribal Gaming Authority
    400,000               -         400,000    8.0% due 04/01/2012                          426,500              -         426,500
                                            Royal Caribbean Cruises, Ltd.
          -         150,000         150,000    8.75% due 02/02/2011                               -        166,125         166,125
                                            Seneca Gaming Corp.
          -         100,000         100,000    7.25% due 05/01/2012                               -         99,875          99,875
                                            Waterford Gaming LLC
    259,000               -         259,000    8.625% due 09/15/2012                        271,950              -         271,950
                                                                                     --------------  -------------- --------------
                                                                                          1,192,950        462,312       1,655,262
                                            MANUFACTURING - 0.14%
                                            Bombardier, Inc.
          -         190,000         190,000    7.45% due 05/01/2034                               -        156,447         156,447
                                            Jacuzzi Brands, Inc.
          -         150,000         150,000    9.625% due 07/01/2010                              -        160,500         160,500
                                            Koppers, Inc.
          -         100,000         100,000    9.875% due 10/15/2013                              -        109,500         109,500
                                            Terex Corp.
          -         200,000         200,000    9.25% due 07/15/2011                               -        218,000         218,000
                                            Tyco International Group SA
    400,000               -         400,000    6.0% due 11/15/2013                          411,205              -         411,205
    900,000               -         900,000    6.75% due 02/15/2011                         976,266              -         976,266
                                                                                     --------------  -------------- --------------
                                                                                          1,387,471        644,447       2,031,918
                                            MEDICAL-HOSPITALS - 0.35%
                                            HCA, Inc.
          -         275,000         275,000    6.25% due 02/15/2013                               -        273,354         273,354
          -         600,000         600,000    6.95% due 05/01/2012                               -        625,996         625,996
  3,055,000         275,000       3,330,000    8.75% due 09/01/2010                       3,478,973        314,012       3,792,985
                                            Tenet Healthcare Corp.
          -         265,000         265,000    9.875% due 07/01/2014                              -        269,638         269,638
                                                                                     --------------  -------------- --------------
                                                                                          3,478,973      1,483,000       4,961,973
                                            MINING - 0.21%
                                            Codelco, Inc.
    490,000               -         490,000    5.5% due 10/15/2013                          486,550              -         486,550
                                            Corporacion Nacional del Cobre
          -         200,000         200,000    5.50% due 10/15/2013                               -        198,592         198,592
                                            Freeport-McMoRan Copper & Gold, Inc.
    460,000         250,000         710,000    10.125% due 02/01/2010                       492,200        276,250         768,450
                                            Golden Northwest Aluminum
     25,000               -          25,000    12.0% due 12/15/2006                           4,250              -           4,250

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST-JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                           ACTIVE
   ACTIVE     DIVERSIFIED        ACTIVE                                                   ACTIVE       DIVERSIFIED      BOND TRUST
    BOND         BOND          BOND TRUST                                                  BOND            BOND          PROFORMA
    FUND         TRUST          PROFORMA                                                   FUND           TRUST          COMBINED
    ----         -----          --------                                                   ----           -----          --------
                                            Kennametal, Inc.
    770,000               -         770,000    7.2% due 06/15/2012                          816,878              -         816,878
                                            Metallurgy Holdings, Inc.
     50,000               -          50,000    1.0% due 07/15/2008                           14,500              -          14,500
                                            Noranda, Inc.
    675,000               -         675,000    8.375% due 02/15/2011                        726,419              -         726,419
                                                                                     --------------  -------------- --------------
                                                                                          2,540,797        474,842       3,015,639
                                            PAPER - 0.34%
                                            Boise Cascade Corp.
    570,000               -         570,000    6.5% due 11/01/2010                          579,975              -         579,975
                                            Corporacion Durango SA de CV
    631,000               -         631,000    13.125% due 08/01/2006                       315,500              -         315,500
  2,905,000               -       2,905,000    13.75% due 07/15/2009                      1,452,500              -       1,452,500
                                            Fort James Corp.
    910,000               -         910,000    6.625% due 09/15/2004                        916,825              -         916,825
                                            Georgia Pacific Corp.
          -         200,000         200,000    8.875% due 02/01/2010                              -        226,500         226,500
                                            Jefferson Smurfit Corp.
          -         350,000         350,000    7.50% due 06/01/2013                               -        346,500         346,500
                                            Longview Fibre Company
    250,000               -         250,000    10.0% due 01/15/2009                         270,000              -         270,000
                                            Norampac, Inc.
          -         150,000         150,000    6.75% due 06/01/2013                               -        147,000         147,000
                                            Norske Skogindustrier ASA
          -         290,000         290,000    6.125% due 10/15/2015                              -        285,982         285,982
          -          30,000          30,000    7.625% due 10/15/2011                              -         33,120          33,120
                                            Potlatch Corp.
          -         100,000         100,000    10.00% due 07/15/2011                              -        111,000         111,000
                                            Temple-Inland, Inc.
          -         140,000         140,000    7.875% due 05/01/2012                              -        158,419         158,419
                                                                                     --------------  -------------- --------------
                                                                                          3,534,800      1,308,521       4,843,321
                                            PHARMACEUTICALS - 0.27%
                                            Hospira, Inc.
          -         420,000         420,000    5.90% due 06/15/2014                               -        423,752         423,752
                                            Medco Health Solutions, Inc.
    730,000               -         730,000    7.25% due 08/15/2013                         778,691              -         778,691
                                            Schering Plough Corp.
          -         955,000         955,000    5.30% due 12/01/2013                               -        937,843         937,843
    890,000               -         890,000    6.5% due 12/01/2033                          884,844              -         884,844
                                            Wyeth
    765,000               -         765,000    5.25% due 03/15/2013                         738,308              -         738,308
                                                                                     --------------  -------------- --------------
                                                                                          2,401,843      1,361,595       3,763,438
                                            PHOTOGRAPHY - 0.03%
                                            Eastman Kodak Co.
    360,000               -         360,000    7.25% due 11/15/2013                         366,058              -         366,058

                                            PUBLISHING - 0.17%
                                            Dex Media, Inc.
                                               zero coupon, Step up to 9.00% on
          -         250,000         250,000      11/15/2008 due 11/15/2013                        -        161,250         161,250
                                            Garden State Newspapers, Inc.,
                                            Series B
    335,000               -         335,000    8.625% due 07/01/11                          349,445              -         349,445
                                            Time Warner Companies
          -       1,750,000       1,750,000    7.57% due 02/01/2024                               -      1,889,720       1,889,720
                                                                                     --------------  -------------- --------------
                                                                                            349,445      2,050,970       2,400,415
                                            RAILROADS & EQUIPMENT - 0.03%
                                            Union Pacific Corp.
          -         170,000         170,000    6.25% due 05/01/2034                               -        166,829         166,829
                                            Union Pacific Railroad Company,
                                            Series 2002-1
          -         175,000         175,000    6.061% due 01/17/2023                              -        184,125         184,125
                                                                                     --------------  -------------- --------------
                                                                                                  -        350,954         350,954

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST-JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                           ACTIVE
   ACTIVE     DIVERSIFIED        ACTIVE                                                   ACTIVE       DIVERSIFIED      BOND TRUST
    BOND         BOND          BOND TRUST                                                  BOND            BOND          PROFORMA
    FUND         TRUST          PROFORMA                                                   FUND           TRUST          COMBINED
    ----         -----          --------                                                   ----           -----          --------
                                            REAL ESTATE - 1.15%
                                            American Health Properties, Inc.
  1,405,000               -       1,405,000    7.5% due 01/15/2007                        1,513,822              -       1,513,822
                                            Amresco Residential Securities
  2,143,659               -       2,143,659    6.51% due 08/25/2027                       2,194,216              -       2,194,216
                                            Carramerica Realty Corp.
    275,000               -         275,000    5.25% due 11/30/2007                         287,564              -         287,564
                                            Crescent Real Estate Equities
          -         150,000         150,000    7.125% due 09/15/2007                              -        151,875         151,875
                                            Developers Diversified Realty
                                            Company
          -       1,125,000       1,125,000    4.625% due 08/01/2010                              -      1,080,266       1,080,266
                                            EOP Operating, Ltd.
          -         160,000         160,000    7.50% due 04/19/2029                               -        170,308         170,308
                                            ERP Operating LP
          -         700,000         700,000    4.75% due 06/15/2009                               -        700,748         700,748
                                            Health Care Reit, Inc.
    330,000               -         330,000    6.0% due 11/15/2013                          324,990              -         324,990
                                            Healthcare Realty Trust IN
  1,250,000               -       1,250,000    8.125% due 05/01/2011                      1,437,150              -       1,437,150
                                            Hospitality Properties Trust, REIT
          -         640,000         640,000    6.75% due 02/15/2013                               -        664,433         664,433
                                            Host Marriott LP, REIT
          -         150,000         150,000    7.125% due 11/01/2013                              -        147,000         147,000
                                            iStar Financial, Inc.
  1,000,000               -       1,000,000    6.5% due 12/15/13                            983,750              -         983,750
    410,000               -         410,000    7.0% due 03/15/2008                          434,600              -         434,600
                                            Price REIT, Inc.
          -         500,000         500,000    7.50% due 11/05/2006                               -        548,161         548,161
                                            Rouse Company
          -         190,000         190,000    5.375% due 11/26/2013                              -        183,538         183,538
          -         320,000         320,000    7.20% due 09/15/2012                               -        348,756         348,756
                                            Simon Property Group LP, REIT
          -         350,000         350,000    5.45% due 03/15/2013                               -        344,990         344,990
                                            Socgen Real Estate Company LLC
  2,270,000         490,000       2,760,000    7.64% due 12/29/2049 (b)                   2,505,846        540,910       3,046,756
                                            Spieker Properties, L.P.
  1,490,000               -       1,490,000    7.125% due 12/01/2006                      1,619,436              -       1,619,436
                                                                                     --------------  -------------- --------------
                                                                                         11,301,374      4,880,985      16,182,359
                                            RETAIL GROCERY - 0.06%
                                            Food Lion, Inc.
    375,000               -         375,000    7.55% due 04/15/2007                         401,250              -         401,250
                                            Pathmark Stores, Inc.
          -         250,000         250,000    8.75% due 02/01/2012                               -        250,000         250,000
                                            Winn-Dixie Stores, Inc.
          -         150,000         150,000    8.875% due 04/01/2008                              -        141,750         141,750
                                                                                     --------------  -------------- --------------
                                                                                            401,250        391,750         793,000
                                            RETAIL TRADE - 0.28%
                                            Delhaize America, Inc.
    385,000               -         385,000    8.125% due 04/15/2011                        419,531              -         419,531
                                            Gap, Inc.
    970,000               -         970,000    10.55% due 12/15/2008                      1,173,700              -       1,173,700
                                            J.C. Penney, Inc.
    445,000               -         445,000    7.65% due 08/15/2016                         483,938              -         483,938
    690,000               -         690,000    8.0% due 03/01/2010                          769,350              -         769,350
                                            Office Depot, Inc.
    695,000               -         695,000    6.25% due 08/15/2013                         715,845              -         715,845
                                            Payless Shoesource, Inc.
          -         250,000         250,000    8.25% due 08/01/2013                               -        247,500         247,500

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST-JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                           ACTIVE
   ACTIVE     DIVERSIFIED        ACTIVE                                                   ACTIVE       DIVERSIFIED      BOND TRUST
    BOND         BOND          BOND TRUST                                                  BOND            BOND          PROFORMA
    FUND         TRUST          PROFORMA                                                   FUND           TRUST          COMBINED
    ----         -----          --------                                                   ----           -----          --------
                                            Saks, Inc.
          -         150,000         150,000    7.50% due 12/01/2010                               -        156,000         156,000
                                                                                     --------------  -------------- --------------
                                                                                          3,562,364        403,500       3,965,864
                                            SANITARY SERVICES - 0.24%
                                            Allied Waste North America, Inc.,
                                            Series B
          -         325,000         325,000    8.875% due 04/01/2008                              -        355,875         355,875
  1,665,000               -       1,665,000    10.0% due 08/01/2009                       1,760,738              -       1,760,738
                                            Waste Management, Inc.
          -         585,000         585,000    6.375% due 11/15/2012                              -        618,882         618,882
          -         625,000         625,000    7.75% due 05/15/2032                               -        711,593         711,593
                                                                                     --------------  -------------- --------------
                                                                                          1,760,738      1,686,350       3,447,088
                                            SEMICONDUCTORS - 0.03%
                                            Amkor Technology, Inc.
          -         250,000         250,000    7.75% due 05/15/2013                               -        236,875         236,875
                                            On Semiconductor Corp.
          -         100,000         100,000    12.00% due 03/15/2010                              -        117,000         117,000
                                                                                     --------------  -------------- --------------
                                                                                                  -        353,875         353,875
                                            STEEL - 0.02%
                                            Gerdau Ameristeel Corp.
          -         100,000         100,000    10.375% due 07/15/2011                             -        111,500         111,500
                                            Ispat Inland ULC
          -         150,000         150,000    9.75% due 04/01/2014                               -        154,500         154,500
                                                                                     --------------  -------------- --------------
                                                                                                  -        266,000         266,000
                                            TELECOMMUNICATIONS EQUIPMENT &
                                            SERVICES - 1.66%
                                            Citizens Communications Co.
  2,000,000               -       2,000,000    8.5% due 05/15/2006                        2,130,826              -       2,130,826
    702,000               -         702,000    9.0% due 08/15/2031                          676,872              -         676,872
                                            Corning, Inc.
    460,000               -         460,000    6.3% due 03/01/2009                          467,204              -         467,204
    675,000               -         675,000    8.3% due 04/04/2025                          708,750              -         708,750
                                            Deutsche Telekom International
                                            Finance BV
  3,200,000               -       3,200,000    6.375% due 07/11/2006                      4,132,557              -       4,132,557
          -         100,000         100,000    6.625% due 07/11/2011             EUR              -        138,460         138,460
  1,120,000               -       1,120,000    8.5% due 06/15/2010                        1,308,785              -       1,308,785
  2,005,000         120,000       2,125,000    8.75% due 06/15/2030 (b)            $      2,440,358        146,056       2,586,414
          -         370,000         370,000    9.25% due 06/01/2032                               -        487,575         487,575
                                            Dobson Communications Corp.
          -         350,000         350,000    10.875% due 07/01/2010                             -        301,000         301,000
                                            France Telecom SA
  1,700,000               -       1,700,000    8.25% due 03/14/2008                       2,295,949              -       2,295,949
    450,000               -         450,000    8.7% due 03/01/2006                          482,463              -         482,463
          -         630,000         630,000    8.75% due 03/01/2011 (b)                           -        730,057         730,057
  2,540,000               -       2,540,000    9.25% due 03/01/2011                       2,943,405              -       2,943,405
    319,000               -         319,000    10.0% due 03/01/2031                         400,351              -         400,351
                                            Innova S DE R.L.
    485,000               -         485,000    9.375% due 09/19/2013                        509,250              -         509,250
    285,120               -         285,120    12.875% due 04/01/2007                       286,546              -         286,546
                                            Koninklijke (Royal) KPN NV
          -         160,000         160,000    8.375% due 10/01/2030                              -        194,385         194,385
                                            Singapore Telecommunications, Ltd.
          -          75,000          75,000    6.375% due 12/01/2011                              -         79,799          79,799
                                            Telenet Group Holding NV
                                               zero coupon, Step up to 11.50%
                                               on
          -         400,000         400,000      12/15/2008 due 06/15/2014                        -        254,000         254,000
                                            Telstra Corp. Ltd.
          -         750,000         750,000    6.375% due 04/01/2012                              -        802,169         802,169
                                            Tritel PCS, Inc.
          -       1,250,000       1,250,000    10.375% due 01/15/2011                             -      1,443,929       1,443,929
                                                                                     --------------  -------------- --------------
                                                                                         18,783,316      4,577,430      23,360,746

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST-JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                           ACTIVE
   ACTIVE     DIVERSIFIED        ACTIVE                                                   ACTIVE       DIVERSIFIED      BOND TRUST
    BOND         BOND          BOND TRUST                                                  BOND            BOND          PROFORMA
    FUND         TRUST          PROFORMA                                                   FUND           TRUST          COMBINED
    ----         -----          --------                                                   ----           -----          --------
                                            TELEPHONE - 1.81%
                                            AT&T Broadband Corp.
  1,199,000               -       1,199,000    8.375% due 03/15/2013                      1,407,560              -       1,407,560
                                            AT&T Corp.
  1,450,000               -       1,450,000    7.8% due 11/15/2011                        1,488,750              -       1,488,750
          -         340,000         340,000    8.05% due 11/15/2011 (b)                           -        349,086         349,086
          -         380,000         380,000    8.35% due 01/15/2025                               -        384,626         384,626
                                            British Telecommunications PLC
          -         150,000         150,000    8.875% due 12/15/2030 (b)                          -        185,053         185,053
                                            Cincinnati Bell, Inc.
          -         150,000         150,000    7.25% due 07/15/2013                               -        140,250         140,250
                                            NTL Cable PLC
          -         125,000         125,000    8.75% due 04/15/2014                               -        128,125         128,125
                                            Qwest Services Corp.
    625,000               -         625,000    8.875% due 03/15/12                          682,813              -         682,813
          -         275,000         275,000    13.50% due 12/15/2010                              -        319,688         319,688
                                            SBC Communications, Inc.
          -         625,000         625,000    5.875% due 02/01/2012                              -        643,335         643,335
                                            Sprint Capital Corp.
          -         525,000         525,000    4.78% due 08/17/2006                               -        535,160         535,160
  1,985,000               -       1,985,000    6.125% due 11/15/2008                      2,086,472              -       2,086,472
          -         580,000         580,000    6.875% due 11/15/2028                              -        557,523         557,523
  1,220,000               -       1,220,000    6.9% due 05/01/2019                        1,227,266              -       1,227,266
  2,380,000               -       2,380,000    7.125% due 01/30/2006                      2,518,635              -       2,518,635
          -         500,000         500,000    8.375% due 03/15/2012                              -        574,665         574,665
    346,000               -         346,000    8.75% due 03/15/2032                         403,187              -         403,187
                                            Tele-Communications, Inc.
    465,000               -         465,000    9.8% due 02/01/2012                          582,971              -         582,971
                                            Telecom De Puerto Rico, Inc.
  1,445,000               -       1,445,000    6.65% due 05/15/2006                       1,526,551              -       1,526,551
                                            Telecom Italia Capital
    450,000       1,000,000       1,450,000    4.00% due 11/15/2008                         442,055        982,344       1,424,399
          -         350,000         350,000    6.375% due 11/15/2033                              -        337,872         337,872
                                            Telefonosde Mexico - Sr. Notes
  4,090,000               -       4,090,000    8.25% due 01/26/2006                       4,372,504              -       4,372,504
                                            Tellus Corp. - Notes
  1,810,000               -       1,810,000    8.0% due 06/01/2011                        2,057,177              -       2,057,177
                                            Verizon Pennsylvania, Inc. - Debs.
                                            Ser. A
  1,530,000               -       1,530,000    5.65% due 11/15/2011                       1,552,209              -       1,552,209
                                                                                     --------------  -------------- --------------
                                                                                         20,348,150      5,137,727      25,485,877
                                            TOBACCO - 0.20%
                                            Altria Group, Inc.
  1,278,000               -       1,278,000    7.0% due 11/04/2013                        1,301,417              -       1,301,417
                                            Philip Morris Cos., Inc.
  1,530,000               -       1,530,000    6.95% due 06/01/2006                       1,606,085              -       1,606,085
                                                                                     --------------  -------------- --------------
                                                                                          2,907,502              -       2,907,502
                                            TRANSPORTATION - 0.07%
                                            CSX Corp.
          -         170,000         170,000    7.95% due 05/01/2027                               -        197,291         197,291
                                            Norfolk Southern Corp.
          -         160,000         160,000    7.05% due 05/01/2037                               -        169,504         169,504
                                            Overseas Shipholding Group, Inc.
          -         150,000         150,000    8.25% due 03/15/2013                               -        161,250         161,250
                                            TFM SA de CV
          -          50,000          50,000    10.25% due 06/15/2007                              -         49,500          49,500
    340,000               -         340,000    11.75% due 06/15/2009                        333,200              -         333,200
                                                                                     --------------  -------------- --------------
                                                                                            333,200        577,545         910,745
----------------------------------------------------------------------------------------------------------------------------------
                                            TOTAL CORPORATE BONDS
                                            (Cost $420,353,611)                      $  302,751,747  $ 123,113,849  $  425,865,596
----------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST-JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                           ACTIVE
   ACTIVE     DIVERSIFIED        ACTIVE                                                   ACTIVE       DIVERSIFIED      BOND TRUST
    BOND         BOND          BOND TRUST                                                  BOND            BOND          PROFORMA
    FUND         TRUST          PROFORMA                                                   FUND           TRUST          COMBINED
    ----         -----          --------                                                   ----           -----          --------
                                            MUNICIPAL BONDS - 1.06%
                                            Badger Tobacco Asset Securitization
                                            Corp.
          -         685,000         685,000    6.125% due 06/01/2027                              -        618,459         618,459
                                            De Kalb County Georgia Water &
                                            Sewage - Ser. A
  2,200,000               -       2,200,000    5.0% due 10/01/2035                        2,169,024              -       2,169,024
                                            Golden State Securitization
  3,980,000               -       3,980,000    6.75% due 06/01/2039                       3,575,751              -       3,575,751
                                            Harris County Texas
    600,000               -         600,000    5.0% due 08/15/2033                          583,956              -         583,956
                                            Massachusetts Saint - Ser. C
  3,800,000               -       3,800,000    5.5% due 11/01/2010                        4,229,400              -       4,229,400
                                            University of Texas Permanent
                                            University Fund - Ser. B
  4,000,000               -       4,000,000    4.75% due 07/01/2030                       3,767,160              -       3,767,160
                                                                                     --------------  -------------  --------------
                                                                                         14,325,291        618,459      14,943,750
----------------------------------------------------------------------------------------------------------------------------------
                                            TOTAL MUNICIPAL BONDS (Cost $15,659,     $   14,325,291  $     618,459  $   14,943,750
----------------------------------------------------------------------------------------------------------------------------------

                                            COLLATERALIZED MORTGAGE OBLIGATIONS
                                            - 7.22%

                                            American Airlines, Inc.,
                                               Series 2001-2, Class A2
    820,000               -         820,000    7.858% due 10/01/2011                        816,000              -         816,000
                                            Ameriquest Mortgage Securities,
                                            Inc.,
                                               Series 2004-X2, Class A
  1,900,000               -       1,900,000    1.851% due 06/25/2034                      1,898,025              -       1,898,025
                                            Ameriquest Mortgage Securities,
                                            Inc.,
                                               Series 2003-5, Class A2
          -         375,566         375,566    2.43% due 07/25/2033                               -        375,541         375,541
                                            Banc of America Commercial  Mortgage
                                            Securities, Inc.,
  1,000,000               -       1,000,000    5.276% due 03/11/2041                        952,135              -         952,135
                                            Banc of America Commercial  Mortgage
                                            Securities, Inc.,
                                               Series 2004-1, Class F
    650,000               -         650,000    5.279% due 11/10/2039                        617,030              -         617,030
                                            Banc of America Commercial  Mortgage
                                            Securities, Inc.,,
                                               Series 2004-1, Class G
    650,000               -         650,000    5.377% due 11/10/2039                        617,183              -         617,183
                                            Banc of America Mortgage Securities,
                                            Inc.,
                                               Series 2003 F, Class 2A1
          -       1,147,812       1,147,812    3.734% due 07/25/2033 (b)                          -      1,133,063       1,133,063
                                            Banc of America Mortgage Securities,
                                            Inc.,
                                               Series 2004-D, Class 2A1
  1,891,000               -       1,891,000    3.649% due 05/25/2034                      1,856,477              -       1,856,477
                                            Banc of America Mortgage Securities,
                                            Inc.,
                                               Series 2004-2, Class 5A1
  2,506,347               -       2,506,347    6.5% due 10/25/2019                        2,554,774              -       2,554,774
                                            Bank One Issuance Trust,
  1,300,000               -       1,300,000    4.54% due 09/15/2010                       1,311,356              -       1,311,356
                                            Bear Stearns ARM Trust,
                                               Series 2003-3, Class 2A2
          -         306,027         306,027    4.176% due 04/25/2033 (b)                          -        306,278         306,278
                                            Bear Stearns ARM Trust,
                                               Series 2004-6, Class 1A1
  7,000,000               -       7,000,000    4.707% due 07/30/2034                      7,035,000              -       7,035,000
                                            Bear Stearns Trust,
                                               Series 2004-2, Class 1A1
    800,000               -         800,000    5.316% due 02/19/2005                        809,250              -         809,250
                                            Capital One Secured Note Trust,
                                               Series 2000-3, Class C

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST-JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                           ACTIVE
   ACTIVE     DIVERSIFIED        ACTIVE                                                   ACTIVE       DIVERSIFIED      BOND TRUST
    BOND         BOND          BOND TRUST                                                  BOND            BOND          PROFORMA
    FUND         TRUST          PROFORMA                                                   FUND           TRUST          COMBINED
    ----         -----          --------                                                   ----           -----          --------
    640,000               -         640,000    7.9% due 10/15/2010                          705,665              -         705,665
                                            Centex Home Equity Loan Trust,
                                               Series 2004A, Class AF 4
  1,255,000               -       1,255,000    4.51% due 09/27/2032                       1,212,346              -       1,212,346
                                            Chase Commercial Mortgage Securities
                                            Corp.,
                                               Series 2000-2, Class C
          -       1,500,000       1,500,000    7.928% due 07/15/2032                              -      1,721,080       1,721,080
                                            Chase Manhattan Auto Owner Trust,
                                               Series 2000-A Notes, Class A4
    310,073               -         310,073    6.26% due 06/15/2007                         310,682              -         310,682
                                            Commercial Mortgage Acceptance
                                            Corp.,
                                               Series 1991-C1, Class A1
  1,057,896               -       1,057,896    6.79% due 06/15/2031                       1,122,841              -       1,122,841
                                            Contimortgage Home Equity Loan,
                                               Class A5
     93,963               -          93,963    8.1% due 08/15/2025                           93,921              -          93,921
                                            Continental Airlines,
                                               Series 1999-1, Class A
  1,072,125               -       1,072,125 6.545% due 02/02/2019                         1,003,221              -       1,003,221
                                            Countrywide Home Loans, Inc.,
          -       1,818,826       1,818,826    4.177% due 04/25/2034 (b)                          -      1,795,978       1,795,978
          -       5,000,000       5,000,000    4.933% due 08/25/2034                              -      5,017,187       5,017,187
                                            CS First Boston Mortgage Securities
                                            Corp.,
                                               Series 2003-C3, Class F
  1,190,000               -       1,190,000    4.518% due 05/15/2038                      1,085,706              -       1,085,706
                                            CS First Boston Mortgage Securities
                                            Corp.,
                                               Series 2001-CF2, Class A2
          -       3,175,000       3,175,000    5.935% due 01/15/2006                              -      3,290,997       3,290,997
                                            CS First Boston Mortgage Securities
                                            Corp.,
                                               Series 2001-CF2, Class A3
          -       1,185,000       1,185,000    6.238% due 02/15/2034                              -      1,260,747       1,260,747
                                            CS First Boston Mortgage Securities
                                            Corp.,
                                               Series 2003-AR12, Class 2A2
          -         312,886         312,886    4.36% due 04/25/2033 (b)                           -        313,574         313,574
                                            CS First Boston Mortgage Securities
                                            Corp.,
                                               Series 2004-AR1, Class 2A1
          -         684,706         684,706    4.82% due 02/25/2034 (b)                           -        683,347         683,347
                                            CWMBS, Inc.,
                                               Series 2003-J14, Class 2A1
  5,665,832               -       5,665,832    6.25% due 12/25/2033                       5,757,643              -       5,757,643
                                            CWMBS, Inc.,
                                               Series 2003-R4, Class 2A
  8,106,893               -       8,106,893    6.5% due 01/25/2034                        8,325,557              -       8,325,557
                                            CWMBS, Inc.,
                                               Series 2004 12, Class 11A2
  7,700,000               -       7,700,000    4.431% due 08/25/2034                      7,739,703              -       7,739,703
                                            EQCC Home Equity Loan Trust,
  1,210,043               -       1,210,043    6.57% due 02/15/2029                       1,212,425              -       1,212,425
                                            FHLMC Structured Pass Through
                                            Securities
                                               T-41, Class 3A
          -         629,774         629,774    7.50% due 07/25/2032                               -        674,841         674,841
                                            First Investors Auto Owner Trust,
                                            Series
                                               2002-A, Class A
          -          24,631          24,631    3.46% due 12/15/2008 (b)                           -         24,792          24,792
                                            First Union National Bank Commercial
                                            Mortgage
                                               Trust, Series 2002- C1, Class A1
          -         964,174         964,174    5.585% due 08/12/2010                              -      1,007,259       1,007,259
                                            Ford Credit Auto Owner Trust,
                                               Series 2004, Class A3

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST-JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                           ACTIVE
   ACTIVE     DIVERSIFIED        ACTIVE                                                   ACTIVE       DIVERSIFIED      BOND TRUST
    BOND         BOND          BOND TRUST                                                  BOND            BOND          PROFORMA
    FUND         TRUST          PROFORMA                                                   FUND           TRUST          COMBINED
    ----         -----          --------                                                   ----           -----          --------
  1,675,000               -       1,675,000    2.93% due 03/15/2008                       1,668,587              -       1,668,587
                                            GE Capital Commercial Mortgage
                                            Corp., Series
                                               2001-1, Class A1
          -         169,228         169,228    6.079% due 10/15/2010 (b)                          -        178,422         178,422
                                            Global Signal Trust,
                                               Series 2004-1, Class
    900,000               -         900,000    5.098% due 01/15/2034                        865,529              -         865,529
                                            GMAC Commercial Mortgage Security,
                                            Inc.,
                                               Series 1997-C1, Class A3
          -         333,940         333,940    6.869% due 08/15/2007 (b)                          -        357,750         357,750
                                            Greenwich Capital,
                                               Series 2003-C1, Class A4
    770,000               -         770,000    4.111% due 07/05/2012                        710,124              -         710,124
                                            Greenwich Capital Commercial Funding
                                            Corp.,
                                               Series 2003-C2, Class A2
  3,165,000               -       3,165,000    4.022% due 07/05/2010                      3,100,483              -       3,100,483
                                            GS Mortgage Securities Corp.,
                                               Series 2003-1, Class A2
  1,100,000               -       1,100,000    1.79% due 01/25/2032                       1,119,426              -       1,119,426
                                            GS Mortgage Securities Corp.,
                                               Series 2004, Class A2C
  1,000,000               -       1,000,000    1.58% due 05/25/2034                         999,960              -         999,960
                                            GS Mortgage Securities Corp.,
                                               Series 2004-7, Class 2A1
  1,785,000               -       1,785,000    4.191% due 06/01/2034                      1,754,599              -       1,754,599
                                            Hilton Hotels Pool Trust, Series
                                            2000-HL TA,
                                               Class B
          -         335,000         335,000    1.625% due 10/03/2015 (b)                          -        329,836         329,836
                                            IMPAC Secured Assets Corp.,
                                               Series 2004 1, Class A3
  1,015,000               -       1,015,000    0.0% due 03/25/2034                          989,770              -         989,770
                                            LB UBS Commercial Mortgage Trust -
                                            A4,
  1,630,000               -       1,630,000    4.166% due 04/17/2013                      1,513,328              -       1,513,328
                                            LB UBS Commercial Mortgage Trust,
                                               Series 2003-C5, Class K
  1,000,000               -       1,000,000 5.25% due 04/15/2037                            929,537              -         929,537
                                            Mellon Residential Funding Corp.,
                                               Series 2000 TBC2, Class A1
  1,089,578               -       1,089,578    1.34% due 06/15/2030                       1,081,854              -       1,081,854
                                            Merrill Lynch Mortgage Investors,
                                            Inc.,
                                               Series 1995-C2, Class A1
          -         136,646         136,646    7.0266% due 06/15/2021 (b)                         -        143,608         143,608
                                            Merrill Lynch Mortgage Investors,
                                            Inc.,
                                               Series 1997-C1, Class A3
          -         278,579         278,579    7.12% due 06/18/2029                               -        297,870         297,870
                                            Merrill Lynch Mortgage Investors,
                                            Inc.,
                                               Series 2004-A1, Class 2A1
          -       1,800,214       1,800,214    4.67% due 02/25/2034                               -      1,794,789       1,794,789
                                            Morgan Stanley Capital I, Inc.,
                                            Class A
          -         440,822         440,822    1.89% due 07/14/2008 (b)                           -        441,315         441,315
                                            Morgan Stanley Dean Witter Capital,
                                               Series 2001, Class A1
  2,948,455               -       2,948,455    4.57% due 12/18/32                         3,000,668              -       3,000,668
                                            Northwest Airlines Corp., Ser.
                                            1996-1,
    167,913               -         167,913    8.97% due 01/02/2015                         107,809              -         107,809
                                            Residential Asset Mortgage Products,
                                            Inc.,
                                               Series 2003-R, Class A12
  1,395,000               -       1,395,000    2.904% due 10/25/2023                      1,387,661              -       1,387,661
                                            Residential Asset Mortgage Products,
                                            Inc.,

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST-JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                           ACTIVE
   ACTIVE     DIVERSIFIED        ACTIVE                                                   ACTIVE       DIVERSIFIED      BOND TRUST
    BOND         BOND          BOND TRUST                                                  BOND            BOND          PROFORMA
    FUND         TRUST          PROFORMA                                                   FUND           TRUST          COMBINED
    ----         -----          --------                                                   ----           -----          --------
                                               Series 2003-RS10, Class AI5
  1,260,000               -       1,260,000    4.91% due 01/25/2031                       1,241,574              -       1,241,574
                                            Residential Asset Security Corp.,
                                               Series 1999-kS4, Class AI4
          -         450,795         450,795    7.22% due 06/25/2028 (b)                           -        467,845         467,845
                                            Residential Funding Mortgage
                                            Securities II,
                                               Series 2001-HS2, Class A4
          -          74,072          74,072    6.43% due 04/25/2016                               -         74,224          74,224
                                            Salomon Brothers Commercial Mortgage
                                               Securities, Class A3, Series
                                               2001-C1
          -       1,250,000       1,250,000    6.428% due 12/18/2035                              -      1,331,341       1,331,341
                                            Specialty Underwriting,
                                               Series 2003-BC4, Class A3B
  1,825,000               -       1,825,000    1.0% due 11/25/2034                        1,779,057              -       1,779,057
                                            Structured Asset Securities Corp.,
                                               Series 2003-S1, Class A1
    647,992               -         647,992    1.25% due 08/25/2033                         648,099              -         648,099
                                            Structured Asset Securities Corp.,
                                               Series 2003 NP3, Class A1
  1,607,981               -       1,607,981    1.6% due 11/25/2033                        1,608,232              -       1,608,232
                                            Structured Asset Securities Corp.,
                                               Series 2004-6XS, Class M1
  1,100,000               -       1,100,000    4.92% due 03/25/2034                       1,072,488              -       1,072,488
                                            Structured Asset Securities Corp.,
                                               Series 1998-RF2, Class A
          -         976,111         976,111    8.52% due 07/15/2027 (b)                           -      1,051,988       1,051,988
                                            Wachovia Bank Commercial Mortgage
                                            Trust,
                                               Series 2004 C10, Class A3
  2,000,000               -       2,000,000    4.39% due 02/15/2036                       1,924,197              -       1,924,197
                                            Wachovia Bank Commercial Mortgage
                                            Trust,
                                               Series 2003-C8, Class F
    600,000               -         600,000    5.031% due 11/15/2035                        578,343              -         578,343
                                            Washington Mutual, Series 2003-AR1,
                                            Class A6
          -         179,635         179,635    4.51% due 03/25/2033 (b)                           -        180,683         180,683
                                            Washington Mutual, Series 2003-AR6,
                                            Class A1
          -       2,241,897       2,241,897    4.37% due 06/25/2033 (b)                           -      2,235,371       2,235,371
----------------------------------------------------------------------------------------------------------------------------------
                                            TOTAL COLLATERALIZED MORTGAGE
                                            OBLIGATIONS (Cost $101,170,081)          $   75,118,265  $  26,489,726  $  101,607,991
----------------------------------------------------------------------------------------------------------------------------------

                                            ASSET BACKED SECURITIES - 3.23%
                                            ACLC Business Loan Receivables
                                            Trust, Series
                                               2002-1A, Class A1
          -         248,784         248,784    5.408% due 12/15/2022 (b)                          -        246,296         246,296
                                            Ameriquest Mortgage Securities,
                                            Inc,
                                               Series 2003-10, Class AF3
  2,080,000               -       2,080,000    3.23% due 05/25/2028                       2,064,871              -       2,064,871
                                            Ameriquest Mortgage Securities,
                                            Inc.,
                                               Series 2003-IA1
  1,125,000               -       1,125,000    4.965% due 11/25/2033                      1,117,144              -       1,117,144
                                            Argent Securities, Inc.,
                                               Series 2004 W1 M3
  1,600,000               -       1,600,000    1.0% due 02/25/34                          1,617,163              -       1,617,163
                                            Bass Trust,
                                               Series 2004 CB4, Class A3
    815,000               -         815,000    4.632% due 07/25/2008                        814,984              -         814,984
                                            California Infrastructure
                                            Development, Series
                                               1997-1, Class A7
          -         893,999         893,999    6.42% due 09/25/2008                               -        932,916         932,916

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST-JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                           ACTIVE
   ACTIVE     DIVERSIFIED        ACTIVE                                                   ACTIVE       DIVERSIFIED      BOND TRUST
    BOND         BOND          BOND TRUST                                                  BOND            BOND          PROFORMA
    FUND         TRUST          PROFORMA                                                   FUND           TRUST          COMBINED
    ----         -----          --------                                                   ----           -----          --------
                                            Chase Funding Mortgage Loan, Series
                                            2003-1,
                                               Class 1A3
          -         450,000         450,000    3.14% due 07/25/2023 (b)                           -        450,700         450,700
                                            Chase Funding Mortgage Loan, Series
                                            2003-2,
                                               Class 1A3
          -         470,000         470,000    2.864% due 03/25/2007 (b)                          -        468,384         468,384
                                            CWABS, Inc.,
                                               Series 2003-5, Class AF 2
  1,300,000               -       1,300,000    3.042% due 04/25/2025                      1,294,262              -       1,294,262
                                            Drivetime Auto Owner Trust, Series
                                            2004-A,
                                               Class A3
          -       1,350,000       1,350,000    2.419% due 08/15/2008 (b)                          -      1,324,266       1,324,266
                                            Equity One ABS, Inc.,
                                               Series 2004-2, Class AV2
  1,244,434               -       1,244,434    0.0% due 07/25/2034                        1,244,380              -       1,244,380
                                            Equity One ABS, Inc.,
                                               Series 2003-3, Class AF3
    900,000               -         900,000    3.531% due 12/25/2033                        893,809              -         893,809
                                            Equity One ABS, Inc.,
                                               Series 2004-1, Class M2
    750,000               -         750,000    5.115% due 04/25/2034                        699,376              -         699,376
                                            Equity One ABS, Inc.,
                                               Series 2004-1, Class M3
    750,000               -         750,000    5.26% due 04/25/2034                         699,263              -         699,263
                                            Government Lease Trust, Series
                                            1999-GSA1,
                                               Class A2
          -         908,755         908,755    6.18% due 05/18/2005                               -        922,962         922,962
                                            GRCT Consumer Loan Trust, Series
                                            2001-1A,
                                               Class 2BRV
          -         261,708         261,708    6.25% due 02/15/2020 (b)                           -        265,394         265,394
                                            Long Beach Mortgage Loan Trust,
                                               Series 2004-1, Class M3
  1,200,000               -       1,200,000    1.0% due 03/25/2035                        1,199,957              -       1,199,957
                                            Long Beach Mortgage Loan Trust,
                                               Series 2004-1, Class M6
  1,700,000               -       1,700,000    1.0% due 03/25/2034                        1,703,108              -       1,703,108
                                            Mangrove Bay Pass Through Trust,
          -         100,000         100,000    6.102% due 07/15/2033 (b)                          -         98,650          98,650
                                            MBNA Asset Backed Note Trust,
                                               Series 1998-E
  1,115,000               -       1,115,000    6.6% due 09/15/2010                        1,191,648              -       1,191,648
                                            MBNA Asset Backed Note Trust,
    600,000               -         600,000    6.65% due 08/15/2011                         645,262              -         645,262
                                            Midland Funding Corp. II, Series A,
  5,865,228               -       5,865,228    11.75% due 07/23/2005                      6,041,185              -       6,041,185
    825,000               -         825,000    13.25% due 07/23/2006                        924,000              -         924,000
                                            NAAC Reperforming Loan Remic Trust,
                                               Series 2004-R1, Class A2
  9,057,910               -       9,057,910    7.5% due 03/25/2034                        9,890,105              -       9,890,105
                                            Onyx Acceptance Auto Trust, Series
                                            2002-C,
                                               Class A4
          -         750,000         750,000    4.07% due 04/15/2009 (b)                           -        761,486         761,486
                                            Option One Loan Trust,
                                               Series 2004-1, Class M 1
    800,000               -         800,000    1.7% due 01/25/2034                          799,629              -         799,629
                                            Peco Energy Transition Trust, Series
                                            1999-A,
                                               Class A7
          -       1,440,000       1,440,000    6.13% due 03/01/2009 (b)                           -      1,545,920       1,545,920
                                            Residential Asset Funding and
                                            Mortgage Securities,

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST-JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                           ACTIVE
   ACTIVE     DIVERSIFIED        ACTIVE                                                   ACTIVE       DIVERSIFIED      BOND TRUST
    BOND         BOND          BOND TRUST                                                  BOND            BOND          PROFORMA
    FUND         TRUST          PROFORMA                                                   FUND           TRUST          COMBINED
    ----         -----          --------                                                   ----           -----          --------
                                               Series 2004, Class AII B2
  1,685,000               -       1,685,000    1.32% due 09/25/2033                       1,684,926              -       1,684,926
                                            Residential Asset Funding and
                                            Mortgage Securities Corp.,
                                               Series 2001 KS3, Class A II
    851,470               -         851,470    1.33% due 09/25/2031                         851,922              -         851,922
                                            Residential Asset Securities Corp.,
                                               Series 2004 KS6, Class AII B1
  1,900,000               -       1,900,000    1.22% due 04/25/2013                       1,900,000              -       1,900,000
                                            Sears Credit Account Master Trust,
                                            Series
                                               1998-2, Class A
          -         333,333         333,333    5.25% due 10/16/2008                               -        335,413         335,413
                                            Vanderbilt Acquisition Loan Trust,
                                            Series 2002-1
                                               Class A3
          -         750,000         750,000    5.70% due 09/07/2023                               -        758,649         758,649
----------------------------------------------------------------------------------------------------------------------------------
                                            TOTAL ASSET BACKED SECURITIES
                                            (Cost $45,783,489)                       $   37,276,994  $   8,111,036  $   45,388,030
----------------------------------------------------------------------------------------------------------------------------------

                                            COMMERCIAL PAPER - 5.76%
                                            AUTO LOAN - 0.13%
                                            Ford Motor Credit
  1,900,000               -       1,900,000    1.77% due 09/03/2004                      $1,894,021              -       1,894,021

                                            BANKING - 2.89%
                                            Danske Corp.
  9,300,000               -       9,300,000    1.24% due 09/17/2004                       9,275,014              -       9,275,014
    100,000               -         100,000    1.27% due 09/20/2004                          99,714              -          99,714
                                            European Investment Bank
  8,200,000               -       8,200,000    1.03% due 07/02/2004                       8,199,765              -       8,199,765
                                            Royal Bank of Scotland
  3,800,000               -       3,800,000    1.05% due 07/14/2004                       3,798,559              -       3,798,559
  7,900,000               -       7,900,000    1.135% due 09/01/2004                      7,884,558              -       7,884,558
                                            Svenska Handelsbanken
    700,000               -         700,000    1.09% due 08/03/2004                         699,301              -         699,301
  7,600,000               -       7,600,000    1.39% due 09/13/2004                       7,578,285              -       7,578,285
                                            Stadshypotek Delaware, Inc.
  3,100,000               -       3,100,000    1.49% due 09/23/2004                       3,089,222              -       3,089,222
                                                                                     --------------                 --------------
                                                                                         40,624,418              -      40,624,418
                                            FINANCIAL SERVICES - 2.74%
                                            Barclays United Funding LLC
  4,600,000               -       4,600,000    1.21% due 08/23/2004                       4,591,806              -       4,591,806
  5,000,000               -       5,000,000    1.28% due 09/21/2004                       4,985,422              -       4,985,422
                                            CDC Commercial
 10,700,000               -      10,700,000    1.085% due 08/04/2004                     10,689,035              -      10,689,035
    700,000               -         700,000    1.26% due 09/22/2004                         697,967              -         697,967
                                            General Electric Capital Corp.
    500,000               -         500,000    1.06% due 07/09/2004                         499,882              -         499,882
  3,900,000               -       3,900,000    1.06% due 07/12/2004                       3,898,737              -       3,898,737
    500,000               -         500,000    1.11% due 08/13/2004                         499,337              -         499,337
  4,600,000               -       4,600,000    1.14% due 09/03/2004                       4,590,677              -       4,590,677
  2,000,000               -       2,000,000    1.30% due 09/08/2004                       1,995,017              -       1,995,017
                                            HBOS Treasury Services plc
    600,000               -         600,000    1.13% due 09/01/2004                         598,832              -         598,832
                                            Nestle Capital Corp.
  3,800,000               -       3,800,000    1.24% due 09/14/2004                       3,790,183              -       3,790,183
                                            Total Fina Elf Capital Corp.
    600,000               -         600,000    1.42% due 07/01/2004                         600,000              -         600,000
                                            UBS Finance Delaware LLC
  1,100,000               -       1,100,000    1.07% due 07/15/2004                       1,099,542              -       1,099,542
                                                                                     --------------                 --------------
                                                                                         38,536,437              -      38,536,437
                                                                                     --------------  -------------- --------------
                                            TOTAL COMMERCIAL PAPER INVESTMENTS
                                            (Cost $81,054,878)                       $   81,054,876  $           -  $   81,054,876
----------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST-JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                          ACTIVE
   ACTIVE     DIVERSIFIED       ACTIVE                                                   ACTIVE       DIVERSIFIED      BOND TRUST
    BOND         BOND         BOND TRUST                                                  BOND            BOND          PROFORMA
    FUND         TRUST         PROFORMA                                                   FUND           TRUST          COMBINED
    ----         -----         --------                                                   ----           -----          --------
        JFD                                SHORT TERM INVESTMENTS - 23.22%
                                           Federal Home Loan Bank - Disc.
                                           Notes
    400,000              -         400,000    1.17% due 07/16/2004                         399,805              -         399,805
  1,700,000              -       1,700,000    1.25% due 09/01/2004                       1,696,340              -       1,696,340
  1,600,000              -       1,600,000    1.41% due 09/15/2004                       1,595,237              -       1,595,237
                                           Federal Home Loan Mortgage Corp. -
                                           Disc. Notes
  1,500,000              -       1,500,000    1.01% due 07/15/2004                       1,499,411              -       1,499,411
  2,800,000              -       2,800,000    1.055% due 08/03/2004                      2,797,292              -       2,797,292
  5,900,000              -       5,900,000    1.175% due 08/24/2004                      5,889,601              -       5,889,601
  3,900,000              -       3,900,000    1.12% due 08/10/2004                       3,895,147              -       3,895,147
    500,000              -         500,000    1.20% due 08/09/2004                         499,350              -         499,350
  3,000,000              -       3,000,000    1.20% due 09/08/2004                       2,993,100              -       2,993,100
  3,800,000              -       3,800,000    1.56% due 10/20/2004                       3,781,722              -       3,781,722
                                           Federal National Mortgage Assoc. -
                                           Disc. Notes
  4,000,000              -       4,000,000    1.01% due 07/20/2004                       3,997,868              -       3,997,868
  3,900,000              -       3,900,000    1.055% due 08/04/2004                      3,896,114              -       3,896,114
  4,300,000              -       4,300,000    1.06% due 07/21/2004                       4,297,468              -       4,297,468
 18,200,000              -      18,200,000    1.105% due 09/01/2004                     18,162,188              -      18,162,188
  3,100,000              -       3,100,000    1.185% due 08/25/2004                      3,094,388              -       3,094,388
 10,300,000              -      10,300,000    1.20% due 09/08/2004                      10,272,164              -      10,272,164
  2,200,000              -       2,200,000    1.435% due 09/22/2004                      2,192,721              -       2,192,721
  3,200,000              -       3,200,000    1.53% due 10/18/2004                       3,185,176              -       3,185,176
                                           Investments in Joint Trading Account
                                           (JH)
 53,897,000              -      53,897,000    1.344% due 07/01/2004 (Cost
                                              $53,897,000)                              53,897,000              -      53,897,000
                                           State Street Navigator Securities
 97,537,714    101,269,955     198,807,669    Lending Prime Portfolio (c)               97,537,714    101,269,955     198,807,669
---------------------------------------------------------------------------------------------------------------------------------
                                           TOTAL SHORT TERM INVESTMENTS
                                           (Cost $326,849,860)                      $  225,579,806  $ 101,269,955  $  326,849,761
---------------------------------------------------------------------------------------------------------------------------------

                                           REPURCHASE AGREEMENTS - 2.76%
                                           Repurchase Agreement with State
                                              Street Corp. dated 06/30/2004 at
                                              0.35% to be repurchased at
                                              $38,843,378 on 07/01/2004,
                                              collateralized by $29,720,000
                                              U.S. Treasury Bonds, 8.125% due
                                              08/15/2019 (valued at
                                              $39,621,812, including
          -     38,843,000      38,843,000    interest).***                                      -     38,843,000      38,843,000
---------------------------------------------------------------------------------------------------------------------------------
                                           TOTAL REPURCHASE AGREEMENTS
                                           (Cost $38,843,000)                       $            -  $  38,843,000  $  38,843,000
---------------------------------------------------------------------------------------------------------------------------------
                                           Total Investments (Cost
                                           $1,727,717,741) - 122.58%                $1,210,653,000  $ 514,617,274  $1,725,270,274
                                           Liabilities in Excess of Other
                                           Assets - (22.58)%                          (199,521,000)  (118,153,548)   (317,891,720)++
                                           --------------------------------------------------------------------------------------
                                           TOTAL NET ASSETS - 100.00%               $1,011,132,000  $ 396,463,726  $1,407,378,554
                                           ======================================================================================

Key to Security Abbreviations and Legend

ADR   American Depository Receipts
REIT  Real Estate Investment Trust

Key to Currency Abbreviations

CAD   Canadian Dollar
DKK   Danish Krone
EUR   European Currency
GBP   British Pound
ITL   Intalian Lira
JPY   Japanese Yen
SEK   Sweedish Krona

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - ACTIVE BOND FUND
JOHN HANCOCK TRUST - DIVERSIFIED BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - ACTIVE BOND TRUST-JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                                                                                                                           ACTIVE
   ACTIVE     DIVERSIFIED        ACTIVE                                                   ACTIVE       DIVERSIFIED      BOND TRUST
    BOND         BOND          BOND TRUST                                                  BOND            BOND          PROFORMA
    FUND         TRUST          PROFORMA                                                   FUND           TRUST          COMBINED
    ----         -----          --------                                                   ----           -----          --------

*     Non-Income Producing

(a)   All or a portion of this security was out on loan

(b)   Floating Rate Note

(c)   Investment is an affiliate of the Trust's subadvisor or custodian bank

**    Purchased on a forward commitment

*** At June 30, 2004 a portion of this security was pledged to cover forward commitments purchased

++ Includes an adjustment to reflect estimated one-time proxy, legal and other expenses of the reorganization. These estimated expenses are $189,768 and $27,404 in Active Bond and Diversified Bond, respectively.

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

1. BASIS OF COMBINATION. The Pro Forma Combining Schedule of Portfolio Investments, Statements of Assets and Liabilities and Statements of Operations reflect the accounts of the John Hancock Variable Series Trust Active Bond Fund ("JHVST Active Bond") one of thirty investment funds offered by the John Hancock Variable Series Trust (the JHVST) and the John Hancock Trust Diversified Bond Trust ("JHT Diversified Bond"), one of seventy-nine investment Portfolios offered by the John Hancock Trust (the "Trust") at and for the twelve month period ended June 30, 2004. These statements have been derived from the books and records of each Portfolio utilized in calculating daily net asset value at June 30, 2004.

The Pro Forma statements reflect the proposed transfer of the assets and liabilities of the JHVST Active Bond and the JHT Diversified Bond in exchange for shares of the John Hancock Trust Active Bond Trust (JHT Active Bond), a new acquiring portfolio that has been organized in connection with the reorganization. Under generally accepted accounting principles in the United States of America ("GAAP"), JHT Active Bond will carry over the financial statements of JHVST Active Bond which will be the surviving entity for accounting purposes. The Pro Forma financial statements have been adjusted to reflect the anticipated fee arrangements for the surviving entity and do reflect the expenses of each of these Portfolios in carrying out their obligations under the Agreement and Plan of Reorganization. If approved by shareholders, the reorganization is expected to occur as of the close of regularly scheduled trading on the New York Stock Exchange on April 29, 2005.

The Pro Forma Combining Schedule of Portfolio Investments, Statements of Assets and Liabilities and Statements of Operations should be read in conjunction with the historical financial statements of JHVST Active Bond and JHT Diversified Bond incorporated by reference in the Statement of Additional Information.

Series I , II and III shares of JHT Diversified Bond are presently offered only to: Separate Accounts A, H,I, L, M, N and to certain unregistered separate accounts issued by The Manufacturers Life Insurance Company (U.S.A.) ("Manulife USA") and to Separate Accounts A and B and to certain unregistered separate accounts issued by The Manufacturers Life Insurance Company of New York ("Manulife New York"). Manulife USA and Manulife New York are indirect wholly owned subsidiaries of The Manufacturers Life Insurance Company ("Manulife"), which in turn is a wholly owned subsidiary of Manulife Financial Corporation, a publicly traded company. Manulife Financial Corporation and its subsidiaries are known collectively as "Manulife Financial". Manulife New York is a wholly owned subsidiary of Manulife USA.

NAV Class shares of JHVST Active Bond are presently offered only to John Hancock Variable Life Accounts U, V, and S to support variable life insurance policies issued by John Hancock Variable Life Insurance Company ("JHVLICO)"); John Hancock Variable Annuity Accounts I and JF to support variable annuity contracts issued by JHVLICO; John Hancock Variable Annuity Accounts H, U, and V to support variable annuity contracts issued by John Hancock Life Insurance Company ("John Hancock") and John Hancock Life Account UV to support variable life insurance policies issued by John Hancock and certain unregistered separate accounts of JHVLICO and John Hancock. John Hancock and JHVLICO are indirect wholly owned subsidiaries of Manulife Financial Corporation.

Pro Forma Adjustments:

      (A) Adjustment to reflect estimated one -time proxy, legal and other expenses of the reorganization. These estimated expenses are $27,404 and $189,768 in JHT Diversified Bond and JHVST Active Bond, respectively.

      (B) Adjustment to reflect amount allocated to capital shares ($0.01 par value) for shares issued in the reorganization.

      (C) Adjustment to reflect the reduction in net assets due to the estimated expenses of the reorganization.

      (D) Adjustment to reflect the increase in outstanding shares relative to Net Asset Value upon reorganization.

      (E) Adjustment to reflect the change in advisory fees upon reorganization.

      (F) Adjustment to reflect change in 12b-1 distribution fees upon reorganization.

      (G) Adjustment to reflect the reduction in expense and elimination of duplicate expenses upon reorganization.

The advisory fees and 12b-1 distribution fees reflect an increase in advisory fees of 0.10% and a corresponding decrease in 12b-1 distribution fees of 0.10% upon reorganization.

2. SIGNIFICANT ACCOUNTING POLICIES. The policies described below are followed by the Trust in the preparation of the financial statements. The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

SECURITY VALUATION. The net asset value of the shares of each portfolio is determined once daily as of the close of day-time trading of the New York Stock Exchange. Securities held by Money Market and short term instruments with remaining maturities of 60 days or less held by the other Portfolios of the Trust are valued at amortized cost, which approximates market value. All other securities held by the Portfolios are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on a principal securities exchange (domestic or foreign) or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Portfolio securities for which there are no such quotations, principally debt securities, are valued on the basis of the valuation provided by a pricing service, which utilizes both dealer-supplied and electronic data processing techniques.

Other assets and securities for which no such quotations are readily available are valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange. The values of such securities used in computing the net asset value of a portfolio's shares are generally determined as of such times.

Occasionally, events that affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange. In such event, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

JOHN HANCOCK TRUST
NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED) - CONTINUED

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

FEDERAL INCOME TAXES. The Portfolios' policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. Each Portfolio of the Trust is treated as a separate taxpayer for federal income tax purposes.

JOHN HANCOCK VARIABLE SERIES TRUST I - EQUITY INDEX FUND
JOHN HANCOCK TRUST - EQUITY INDEX TRUST
JOHN HANCOCK TRUST - 500 INDEX B TRUST
PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES - JUNE 30, 2004 (UNAUDITED)

                                                                                                                    500
                                                                          EQUITY       EQUITY                  INDEX B TRUST
                                                                           INDEX        INDEX      PRO FORMA     PRO FORMA
                                                                           FUND         TRUST     ADJUSTMENTS    COMBINED
                                                                       ------------  -----------  -----------  --------------
ASSETS
Investments in securities, at value                                    $719,744,397  $83,132,860                $802,877,257
 Securities on loan, at value                                                     -      475,678                     475,678
 Repurchase agreements, at value                                                  -      642,000                     642,000
                                                                       ------------  -----------                ------------
 TOTAL INVESTMENTS IN SECURITIES, AT VALUE (See accompanying
 portfolio of investments)                                              719,744,397   84,250,538                 803,994,935
Cash                                                                              -          496                         496
Receivables:
 Variation margin for open futures contracts                                 86,250        9,217                      95,467
 Dividends and interest                                                     786,945       91,401                     878,346
Other assets                                                                 67,629        1,633                      69,262
                                                                       ------------  -----------                ------------
 TOTAL ASSETS                                                           720,685,221   84,353,285                 805,038,506
                                                                       ------------  -----------                ------------


LIABILITIES
Payables:
 Investments purchased                                                            -      162,806                     162,806
 Dividend and interest withholding tax                                            -        1,077                       1,077
 Other payables and accrued expenses                                        229,153       17,454     $5,784 A        252,391
 Collateral for securities lending                                                -      488,692                     488,692
                                                                       ------------  -----------                ------------
 TOTAL LIABILITIES                                                          229,153      670,029                     904,966
                                                                       ------------  -----------                ------------
NET ASSETS                                                             $720,456,068  $83,683,256                $804,133,540
                                                                       ============  ============               ============

NET ASSETS CONSIST OF:
Undistributed net investment income (loss)                             $     74,000  $   502,981  $  (5,784)A   $    571,197
Accumulated undistributed net realized gain (loss) on
 investments, futures, foreign currency and forward
 foreign currency contracts                                             (31,408,167)  (5,044,731)                (36,452,898)
Unrealized appreciation (depreciation) on:
 Investments                                                            (32,522,640)  (5,861,637)                (38,384,277)
 Futures contracts                                                          124,875       11,582                     136,457
Capital shares at par value of $.01                                         494,940       60,317     (2,843)B        552,414
Additional paid-in capital                                              783,693,060   94,014,744      2,843 B    877,710,647
                                                                       ------------  -----------  ---------     ------------
NET ASSETS                                                             $720,456,068  $83,683,256                $804,133,540
                                                                       ============  ============               ============
Investments in securities, including repurchase agreements and
 securities on loan, at identified cost                                $752,267,037  $90,112,175                $842,379,212
                                                                       ============  ============               ============

NET ASSET VALUES:

NAV Shares:
Net Assets at value                                                    $720,456,068   83,683,256  $  (5,784)C   $804,133,540
                                                                       ============  ============               ============
Shares Outstanding                                                       49,493,884    6,031,670   (284,194)D     55,241,360
                                                                       ------------  -----------  ----------    ------------
Net asset value, offering and redemption price per share               $      14.56  $     13.87                $      14.56
                                                                       ============  ============               ============

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - EQUITY INDEX FUND
JOHN HANCOCK TRUST - EQUITY INDEX TRUST
JOHN HANCOCK TRUST - 500 INDEX B TRUST
PRO FORMA COMBINING STATEMENTS OF OPERATIONS
FOR THE TWELVE MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

                                                                                                                     500
                                                                          EQUITY       EQUITY                   INDEX B TRUST
                                                                           INDEX        INDEX      PRO FORMA      PRO FORMA
                                                                           FUND         TRUST     ADJUSTMENTS     COMBINED
                                                                       ------------  -----------  -----------   -------------
Investment Income:
 Interest                                                              $    225,983  $    21,994                $    247,977
 Dividends                                                               10,977,627    1,337,687                  12,315,314
 Securities lending                                                               -          693                         693
                                                                       ------------  -----------                ------------
 Total income                                                            11,203,610    1,360,374                $ 12,563,984

Expenses:
 Investment adviser fee                                                     873,778      200,413   2,591,781 E     3,665,972
 Custodian fee                                                              180,587      102,608    (204,587)F        78,608
 Fund administration fees                                                         -        8,930                       8,930
 Printing and postage fees                                                   55,720        5,881                      61,601
 Audit and legal fees                                                       153,657       17,465     (92,000)F        79,122
 Registration and filing fees                                                     -       35,412                      35,412
 Trustees fees and expenses                                                  22,096        1,239                      23,335
 Miscellaneous                                                               96,002        3,341                      99,343
                                                                       ------------  -----------  ----------    ------------
 Expenses before reductions by investment adviser                         1,381,840      375,289   2,295,194       4,052,323
 Less reductions of expenses by investment adviser                                -      (54,182) (2,032,939)G    (2,087,121)
 Less custodian expense reduction offset by
   commission recapture arrangement                                         (23,667)           -      23,667 H             -
                                                                       ------------  -----------  ----------    ------------
 Total expenses                                                           1,358,173      321,107     285,922       1,965,202
                                                                       ------------  -----------  ----------    ------------
Net investment income (loss)                                              9,845,437    1,039,267                  10,598,782
                                                                       ------------  -----------                ------------

Realized and unrealized gain (loss) on investments,
 foreign currency and forward foreign currency
 contracts:
Net realized gain (loss) on:
 Investment transactions                                                   (524,749)     250,027                    (274,722)
 Futures contracts                                                        2,727,942      147,782                   2,875,724
Change in unrealized appreciation (depreciation) on:                                                                       -
 Investments                                                             96,518,356   11,978,182                 108,496,538
 Futures contracts                                                          256,440       14,372                     270,812
                                                                       ------------  -----------                ------------
 Net gain (loss) on investments, foreign currency and
 forward foreign currency contracts                                      98,977,989   12,390,363                 111,368,352
                                                                       ------------  -----------                ------------

Net increase (decrease) in net assets resulting from operations         108,823,426  $13,429,630                $121,967,134
                                                                       ============  ===========                ============

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - EQUITY INDEX FUND
JOHN HANCOCK TRUST - EQUITY INDEX TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - 500 INDEX TRUST B - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                           500 Index                                                                                 500 Index
   Equity       Equity      Trust B                                                     Equity          Equity        Trust B
   Index        Index      Proforma                                                      Index          Index        Proforma
    Fund        Trust      Combined                                                      Fund           Trust        Combined
    ----        -----      --------                                                      ----           -----        --------
     Shares or Principal Amount                  Security Description                                   Value
     --------------------------                  --------------------                                   -----
                                       COMMON STOCKS - 97.08%
                                       ADVERTISING - 0.21%
$      7,355  $      898  $     8,253  Monster Worldwide, Inc. *                    $       189,171  $     23,097  $     212,268
      12,269       1,451       13,720  Omnicom Group, Inc.                                  931,094       110,116      1,041,210
      28,046       3,218       31,264  The Interpublic Group of Companies, Inc. *           385,072        44,183        429,255
                                                                                    ---------------  ------------  -------------
                                                                                          1,505,337       177,396      1,682,733
                                       AEROSPACE - 2.01%
      55,237       6,474       61,711  Boeing Company                                     2,822,058       330,757      3,152,815
      13,292       1,528       14,820  General Dynamics Corp.                             1,319,896       151,730      1,471,626
       8,450         906        9,356  Goodrich Corp.                                       273,189        29,291        302,480
      56,739       6,597       63,336  Honeywell International, Inc.                      2,078,350       241,648      2,319,998
      30,232       3,448       33,680  Lockheed Martin Corp.                              1,574,483       179,572      1,754,055
      24,200       2,764       26,964  Northrop Grumman Corp.                             1,299,540       148,427      1,447,967
      29,759       3,440       33,199  Raytheon Company                                   1,064,479       123,049      1,187,528
      11,166       1,359       12,525  Rockwell Collins, Inc.                               372,051        45,282        417,333
       9,305       1,060       10,365  Textron, Inc.                                        552,252        62,911        615,163
      34,285       3,947       38,232  United Technologies Corp.                          3,136,392       361,071      3,497,463
                                                                                    ---------------  ------------  -------------
                                                                                         14,492,690     1,673,738     16,166,428
                                       AGRICULTURE - 0.19%
      42,244       4,992       47,236  Archer-Daniels-Midland Company                       708,854        83,766        792,620
      17,136       2,043       19,179  Monsanto Company                                     659,736        78,655        738,391
                                                                                    ---------------  ------------  -------------
                                                                                          1,368,590       162,421      1,531,011
                                       AIR TRAVEL - 0.13%
       6,679         960        7,639  Delta Air Lines, Inc. * (a)                           47,554         6,835         54,389
      51,958       6,067       58,025  Southwest Airlines Company                           871,336       101,744        973,080
                                                                                    ---------------  ------------  -------------
                                                                                            918,890       108,579      1,027,469
                                       ALUMINUM - 0.26%
      57,349       6,673       64,022  Alcoa, Inc.                                        1,894,237       220,409      2,114,646

                                       APPAREL & TEXTILES - 0.40%
      11,446       1,313       12,759  Cintas Corp.                                         545,631        62,591        608,222
       8,900         968        9,868  Jones Apparel Group, Inc.                            351,372        38,217        389,589
       6,652         852        7,504  Liz Claiborne, Inc.                                  239,339        30,655        269,994
      17,094       2,027       19,121  NIKE, Inc., Class B                                1,294,871       153,545      1,448,416
       3,485         461        3,946  Reebok International, Ltd.                           125,390        16,587        141,977
       7,263         845        8,108  V.F. Corp.                                           353,708        41,151        394,859
                                                                                    ---------------  ------------  -------------
                                                                                          2,910,311       342,746      3,253,057
                                       AUTO PARTS - 0.33%
       5,763         637        6,400  AutoZone, Inc. *                                     461,616        51,024        512,640
      10,930       1,144       12,074  Dana Corp.                                           214,228        22,422        236,650
      37,483       4,300       41,783  Delphi Corp.                                         400,318        45,924        446,242
      12,000       1,336       13,336  Genuine Parts Company                                476,160        53,013        529,173
      12,750       1,459       14,209  Johnson Controls, Inc.                               680,595        77,881        758,476
       9,756         991       10,747  Visteon Corp.                                        113,853        11,565        125,418
                                                                                    ---------------  ------------  -------------
                                                                                          2,346,770       261,829      2,608,599
                                       AUTO SERVICES - 0.04%
      17,500       2,050       19,550  AutoNation, Inc. *                                   299,250        35,055        334,305

                                       AUTOMOBILES - 0.60%
     122,297      14,061      136,358  Ford Motor Company                                 1,913,948       220,055      2,134,003
      37,198       4,339       41,537  General Motors Corp. (a)                           1,733,055       202,154      1,935,209
      11,799       1,344       13,143  PACCAR, Inc.                                         684,224        77,938        762,162
                                                                                    ---------------  ------------  -------------
                                                                                          4,331,227       500,147      4,831,374

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - EQUITY INDEX FUND
JOHN HANCOCK TRUST - EQUITY INDEX TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - 500 INDEX TRUST B - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                           500 Index                                                                                 500 Index
   Equity       Equity      Trust B                                                     Equity          Equity        Trust B
   Index        Index      Proforma                                                      Index          Index        Proforma
    Fund        Trust      Combined                                                      Fund           Trust        Combined
    ----        -----      --------                                                      ----           -----        --------
     Shares or Principal Amount                  Security Description                                   Value
     --------------------------                  --------------------                                   -----
                                       BANKING - 6.14%
      23,039       2,703       25,742  AmSouth BanCorp                                      586,803        68,845        655,648
     134,945      15,658      150,603  Bank of America Corp.                             11,419,046     1,324,980     12,744,026
      51,270       5,975       57,245  Bank of New York Company, Inc.                     1,511,440       176,143      1,687,583
      74,345       8,616       82,961  Bank One Corp.                                     3,791,595       439,416      4,231,011
      35,737       4,308       40,045  BB&T Corp.                                         1,321,197       159,267      1,480,464
      11,460       1,329       12,789  Comerica, Inc.                                       628,925        72,936        701,861
      37,691       4,324       42,015  Fifth Third Bancorp                                2,027,022       232,545      2,259,567
       8,300         952        9,252  First Horizon National Corp.                         377,401        43,287        420,688
      10,110       1,175       11,285  Golden West Financial Corp.                        1,075,199       124,961      1,200,160
      15,896       1,759       17,655  Huntington Bancshares, Inc.                          364,018        40,281        404,299
      27,217       3,149       30,366  KeyCorp                                              813,516        94,124        907,640
       7,800         914        8,714  M&T Bank Corp.                                       680,940        79,792        760,732
      15,100       1,705       16,805  Marshall & Ilsley Corp.                              590,259        66,648        656,907
      40,674       4,769       45,443  National City Corp.                                1,423,997       166,963      1,590,960
      11,800       1,329       13,129  North Fork Bancorp., Inc.                            448,990        50,568        499,558
      14,524       1,689       16,213  Northern Trust Corp.                                 614,075        71,411        685,486
      21,333       2,534       23,867  Southtrust Corp.                                     827,934        98,345        926,279
           -       2,373        2,373  Sovereign Bancorp, Inc.                                    -        52,443         52,443
      18,625       2,166       20,791  SunTrust Banks, Inc.                               1,210,439       140,768      1,351,207
      12,098       1,459       13,557  Union Planters Corp.                                 360,641        43,493        404,134
     124,890      14,553      139,443  US Bancorp                                         3,441,968       401,081      3,843,049
      87,185      10,098       97,283  Wachovia Corp.                                     3,879,733       449,361      4,329,094
     111,013      12,963      123,976  Wells Fargo & Company                              6,353,274       741,873      7,095,147
       5,634         691        6,325  Zions BanCorp                                        346,209        42,462        388,671
                                                                                    ---------------  ------------  -------------
                                                                                         44,094,621     5,181,993     49,276,614
                                       BIOTECHNOLOGY - 1.12%
      84,798       9,768       94,566  Amgen, Inc. *                                      4,627,427       533,040      5,160,467
      12,907       1,551       14,458  Applera Corp.-Applied Biosystems Group               280,727        33,734        314,461
      21,083       2,611       23,694  Biogen Idec, Inc. *                                1,333,500       165,146      1,498,646
      11,876       1,451       13,327  Chiron Corp. *                                       530,145        64,773        594,918
      15,000       1,743       16,743  Genzyme Corp. *                                      709,950        82,496        792,446
      15,409       1,912       17,321  MedImmune, Inc. *                                    360,571        44,741        405,312
       2,868         376        3,244  Millipore Corp. *                                    161,669        21,195        182,864
                                                                                    ---------------  ------------  -------------
                                                                                          8,003,989       945,125      8,949,114
                                       BROADCASTING - 0.87%
      40,754       4,715       45,469  Clear Channel Communications, Inc.                 1,505,860       174,219      1,680,079
      20,903       2,480       23,383  Univision Communications, Inc., Class A *            667,433        79,186        746,619
     114,151      13,308      127,459  Viacom, Inc., Class B                              4,077,474       475,362      4,552,836
                                                                                    ---------------  ------------  -------------
                                                                                          6,250,767       728,767      6,979,534
                                       BUILDING MATERIALS & CONSTRUCTION - 0.21%
      14,100       1,651       15,751  American Standard Companies, Inc.                    568,371        66,552        634,923
      30,469       3,364       33,833  Masco Corp.                                          950,023       104,889      1,054,912
                                                                                    ---------------  ------------  -------------
                                                                                          1,518,394       171,441      1,689,835
                                       BUSINESS SERVICES - 2.08%
                                       Affiliated Computer Services, Inc.,
       8,900       1,044        9,944  Class A *                                            471,166        55,269        526,435
      38,608       4,531       43,139  Automatic Data Processing, Inc.                    1,616,903       189,758      1,806,661
      67,407       7,833       75,240  Cendant Corp.                                      1,650,123       191,752      1,841,875
      90,091      10,482      100,573  Charles Schwab Corp.                                 865,775       100,732        966,507
      11,845       1,444       13,289  Computer Sciences Corp. *                            549,963        67,045        617,008
      10,749       1,098       11,847  Convergys Corp. *                                    165,535        16,909        182,444
       3,303         384        3,687  Deluxe Corp.                                         143,681        16,704        160,385
      19,100       2,327       21,427  Electronic Arts, Inc.                              1,041,905       126,938      1,168,843
      31,681       3,717       35,398  Electronic Data Systems Corp.                        606,691        71,181        677,872
       8,608       1,052        9,660  Equifax, Inc.                                        213,048        26,037        239,085
      57,525       6,696       64,221  First Data Corp.                                   2,561,013       298,106      2,859,119
       5,615         637        6,252  Fluor Corp.                                          267,667        30,366        298,033
       9,529       1,152       10,681  Moody's Corp.                                        616,145        74,488        690,633
       6,440         730        7,170  NCR Corp. *                                          319,360        36,201        355,561
      24,493       2,903       27,396  Paychex, Inc.                                        829,823        98,354        928,177
      14,859       1,774       16,633  Pitney Bowes, Inc.                                   657,511        78,499        736,010
      14,071       1,666       15,737  R.R. Donnelley & Sons Company                        464,624        55,011        519,635
      11,155       1,321       12,476  Robert Half International, Inc.                      332,084        39,326        371,410
      19,400       2,227       21,627  SunGuard Data Systems, Inc. *                        504,400        57,902        562,302
      21,261       2,557       23,818  Unisys Corp. *                                       295,103        35,491        330,594
      28,063       3,318       31,381  VERITAS Software Corp. *                             777,345        91,909        869,254
                                                                                    ---------------  ------------  -------------
                                                                                         14,949,865     1,757,978     16,707,843

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - EQUITY INDEX FUND
JOHN HANCOCK TRUST - EQUITY INDEX TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - 500 INDEX TRUST B - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                           500 Index                                                                                 500 Index
   Equity       Equity      Trust B                                                     Equity          Equity        Trust B
   Index        Index      Proforma                                                      Index          Index        Proforma
    Fund        Trust      Combined                                                      Fund           Trust        Combined
    ----        -----      --------                                                      ----           -----        --------
     Shares or Principal Amount                  Security Description                                   Value
     --------------------------                  --------------------                                   -----
                                       CABLE AND TELEVISION - 1.31%
     147,967      17,217      165,184  Comcast Corp., Class A *                           4,147,515       482,593      4,630,108
     299,094      35,018      334,112  Time Warner, Inc. *                                5,258,073       615,616      5,873,689
                                                                                    ---------------  ------------  -------------
                                                                                          9,405,588     1,098,209     10,503,797
                                       CELLULAR COMMUNICATIONS - 1.03%
     181,349      20,942      202,291  AT&T Wireless Services, Inc. *                     2,596,918       299,890      2,896,808
     155,589      18,001      173,590  Motorola, Inc.                                     2,839,499       328,518      3,168,017
      73,513       8,524       82,037  Nextel Communications, Inc., Class A *             1,959,857       227,250      2,187,107
                                                                                    ---------------  ------------  -------------
                                                                                          7,396,274       855,658      8,251,932
                                       CHEMICALS - 1.34%
      14,732       1,743       16,475  Air Products & Chemicals, Inc.                       772,693        91,420        864,113
       4,501         538        5,039  Ashland, Inc.                                        237,698        28,412        266,110
      62,048       7,188       69,236  Dow Chemical Company                               2,525,354       292,552      2,817,906
      65,699       7,679       73,378  E.I. Du Pont De Nemours & Company                  2,918,350       341,101      3,259,451
       5,012         591        5,603  Eastman Chemical Company                             231,705        27,322        259,027
       8,490         952        9,442  Engelhard Corp.                                      274,312        30,759        305,071
       4,273         392        4,665  Great Lakes Chemical Corp.                           115,627        10,608        126,235
       6,957         845        7,802  Hercules, Inc. *                                      84,806        10,301         95,107
      11,245       1,321       12,566  PPG Industries, Inc.                                 702,700        82,549        785,249
      21,514       2,496       24,010  Praxair, Inc.                                        858,624        99,615        958,239
      14,547       1,720       16,267  Rohm & Haas Company                                  604,864        71,518        676,382
       4,410         530        4,940  Sigma-Aldrich Corp.                                  262,880        31,593        294,473
                                                                                    ---------------  ------------  -------------
                                                                                          9,589,613     1,117,750     10,707,363
                                       COLLEGES & Universities - 0.14%
      11,800       1,359       13,159  Apollo Group, Inc., Class A *                      1,041,822       119,986      1,161,808

                                       COMPUTERS & BUSINESS EQUIPMENT - 3.56%
      24,708       2,918       27,626  Apple Computer, Inc. *                               803,998        94,952        898,950
     166,183      19,375      185,558  Dell, Inc. *                                       5,952,675       694,012      6,646,687
     159,122      18,769      177,891  EMC Corp. *                                        1,813,991       213,967      2,027,958
      22,870       2,857       25,727  Gateway, Inc. *                                      102,915        12,856        115,771
     200,550      23,415      223,965  Hewlett-Packard Company                            4,231,605       494,057      4,725,662
     111,027      12,940      123,967  International Business Machines Corp.              9,787,030     1,140,661     10,927,691
       8,387         998        9,385  Lexmark International, Inc. *                        809,597        96,337        905,934
      22,373       2,672       25,045  Network Appliance, Inc. *                            481,691        57,528        539,219
     212,926      25,542      238,468  Sun Microsystems, Inc. *                             924,099       110,852      1,034,951
      51,710       6,144       57,854  Xerox Corp. *                                        749,795        89,088        838,883
                                                                                    ---------------  ------------  -------------
                                                                                         25,657,396     3,004,310     28,661,706
                                       CONSTRUCTION & MINING EQUIPMENT - 0.02%
       7,437         814        8,251  Rowan Companies, Inc. *                              180,942        19,805        200,747

                                       CONSTRUCTION MATERIALS - 0.09%
       8,928       1,098       10,026  Sherwin-Williams Company                             370,958        45,622        416,580
       6,447         783        7,230  Vulcan Materials Company                             306,555        37,232        343,787
                                                                                    ---------------  ------------  -------------
                                                                                            677,513        82,854        760,367
                                       CONTAINERS & GLASS - 0.14%
       3,380         430        3,810  Ball Corp.                                           243,529        30,981        274,510
       7,554         822        8,376  Bemis Company, Inc.                                  213,401        23,222        236,623
       9,831       1,175       11,006  Pactiv Corp. *                                       245,185        29,305        274,490
       5,318         645        5,963  Sealed Air Corp. *                                   283,290        34,359        317,649
                                                                                    ---------------  ------------  -------------
                                                                                            985,405       117,867      1,103,272
                                       COSMETICS & TOILETRIES - 2.54%
       6,273         691        6,964  Alberto Culver Company, Class B                      314,528        34,647        349,175
      31,090       3,625       34,715  Avon Products, Inc.                                1,434,493       167,257      1,601,750
      35,516       4,085       39,601  Colgate-Palmolive Company                          2,075,910       238,768      2,314,678
       5,639         722        6,361  International Flavors & Fragrances, Inc.             210,899        27,003        237,902
      33,474       3,847       37,321  Kimberly-Clark Corp.                               2,205,267       253,440      2,458,707
      66,934       7,702       74,636  The Gillette Company                               2,838,002       326,565      3,164,567
     169,368      19,736      189,104  The Procter & Gamble Company                       9,220,394     1,074,428     10,294,822
                                                                                    ---------------  ------------  -------------
                                                                                         18,299,493     2,122,108     20,421,601
                                       CRUDE PETROLEUM & NATURAL GAS - 1.67%
       6,056         691        6,747  Amerada Hess Corp.                                   479,575        54,720        534,295
      20,890       2,496       23,386  Apache Corp.                                         909,760       108,701      1,018,461
      26,036       3,049       29,085  Burlington Resources, Inc.                           941,982       110,313      1,052,295
      70,839       8,217       79,056  ChevronTexaco Corp.                                6,666,658       773,302      7,439,960
      14,988       1,843       16,831  Devon Energy Corp.                                   989,208       121,638      1,110,846
       7,169         898        8,067  EOG Resources, Inc.                                  428,061        53,620        481,681
      26,147       3,003       29,150  Occidental Petroleum Corp.                         1,265,776       145,375      1,411,151
       5,422         584        6,006  Sunoco, Inc.                                         344,948        37,154        382,102
                                                                                    ---------------  ------------  -------------
                                                                                         12,025,968     1,404,823     13,430,791

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - EQUITY INDEX FUND
JOHN HANCOCK TRUST - EQUITY INDEX TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - 500 INDEX TRUST B - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                           500 Index                                                                                 500 Index
   Equity       Equity      Trust B                                                     Equity          Equity        Trust B
   Index        Index      Proforma                                                      Index          Index        Proforma
    Fund        Trust      Combined                                                      Fund           Trust        Combined
    ----        -----      --------                                                      ----           -----        --------
     Shares or Principal Amount                  Security Description                                   Value
     --------------------------                  --------------------                                   -----
                                       DOMESTIC OIL - 0.21%
      22,749       2,649       25,398  Marathon Oil Corp.                                   860,822       100,238        961,060
      16,854       2,027       18,881  Unocal Corp.                                         640,452        77,026        717,478
                                                                                    ---------------  ------------  -------------
                                                                                          1,501,274       177,264      1,678,538
                                       ELECTRICAL EQUIPMENT - 3.58%
      13,984       1,536       15,520  American Power Conversion Corp.                      274,786        30,182        304,968
       6,136         714        6,850  Cooper Industries, Ltd., Class A                     364,540        42,419        406,959
      27,823       3,241       31,064  Emerson Electric Company                           1,768,152       205,965      1,974,117
     695,400      81,049      776,449  General Electric Company                          22,530,960     2,625,988     25,156,948
      12,634       1,459       14,093  Molex, Inc.                                          405,299        46,805        452,104
       6,714         645        7,359  Power-One, Inc. *                                     73,720         7,082         80,802
      14,629       1,805       16,434  Symbol Technologies, Inc.                            215,631        26,606        242,237
       5,036         653        5,689  Tektronix, Inc.                                      171,325        22,215        193,540
                                                                                    ---------------  ------------  -------------
                                                                                         25,804,413     3,007,262     28,811,675
                                       ELECTRICAL UTILITIES - 2.21%
       6,781         975        7,756  Allegheny Energy, Inc. * (a)                         104,495        15,025        119,520
      12,200       1,405       13,605  Ameren Corp.                                         524,112        60,359        584,471
      25,329       3,041       28,370  American Electric Power Company, Inc.                810,528        97,312        907,840
      30,034       3,195       33,229  Calpine Corp. * (a)                                  129,747        13,802        143,549
      19,857       2,358       22,215  CenterPoint Energy, Inc. (a)                         228,356        27,117        255,473
      12,331       1,382       13,713  Cinergy Corp.                                        468,578        52,516        521,094
      12,192       1,259       13,451  CMS Energy Corp. *                                   111,313        11,495        122,808
      16,408       1,851       18,259  Consolidated Edison, Inc.                            652,382        73,596        725,978
      11,138       1,290       12,428  Constellation Energy Group, Inc.                     422,130        48,891        471,021
      21,731       2,511       24,242  Dominion Resources, Inc.                           1,370,791       158,394      1,529,185
      11,740       1,329       13,069  DTE Energy Company                                   475,940        53,878        529,818
      60,311       7,027       67,338  Duke Energy Corp.                                  1,223,710       142,578      1,366,288
      21,838       2,503       24,341  Edison International                                 558,398        64,002        622,400
      14,938       1,766       16,704  Entergy Corp.                                        836,677        98,914        935,591
      42,832       5,076       47,908  Exelon Corp.                                       1,425,877       168,980      1,594,857
      22,081       2,534       24,615  FirstEnergy Corp.                                    826,050        94,797        920,847
      12,056       1,421       13,477  FPL Group, Inc.                                      770,981        90,873        861,854
      26,663       3,218       29,881  PG&E Corp. *                                         744,964        89,911        834,875
       5,523         699        6,222  Pinnacle West Capital Corp.                          223,074        28,232        251,306
      11,912       1,367       13,279  PPL Corp.                                            546,761        62,745        609,506
      15,902       1,820       17,722  Public Service Enterprise Group, Inc.                636,557        72,854        709,411
      13,497       1,444       14,941  TECO Energy, Inc. (a)                                161,829        17,313        179,142
      38,692       4,892       43,584  The AES Corp. *                                      384,212        48,577        432,789
      49,120       5,660       54,780  The Southern Company                               1,431,848       164,989      1,596,837
      20,786       2,488       23,274  TXU Corp.                                            842,041       100,789        942,830
                                                                                    ---------------  ------------  -------------
                                                                                         15,911,351     1,857,939     17,769,290
                                       ELECTRONICS - 0.44%
      15,148       1,835       16,983  Adobe Systems, Inc.                                  704,382        85,327        789,709
      30,938       3,694       34,632  Agilent Technologies, Inc. *                         905,865       108,160      1,014,025
      13,478       1,544       15,022  Jabil Circuit, Inc. *                                339,376        38,878        378,254
      34,365       4,001       38,366  Sanmina-SCI Corp. *                                  312,722        36,409        349,131
      67,770       7,380       75,150  Solectron Corp. *                                    438,472        47,749        486,221
      10,264       1,275       11,539  Thermo Electron Corp. *                              315,515        39,194        354,709
       4,485         453        4,938  Thomas & Betts Corp.                                 122,127        12,335        134,462
                                                                                    ---------------  ------------  -------------
                                                                                          3,138,459       368,052      3,506,511
                                       ENERGY - 0.23%
      16,572       1,897       18,469  Progress Energy, Inc.                                729,997        83,563        813,560
      14,904       1,766       16,670  Sempra Energy                                        513,145        60,803        573,948
      26,349       3,064       29,413  Xcel Energy, Inc.                                    440,292        51,200        491,492
                                                                                    ---------------  ------------  -------------
                                                                                          1,683,434       195,566      1,879,000

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - EQUITY INDEX FUND
JOHN HANCOCK TRUST - EQUITY INDEX TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - 500 INDEX TRUST B - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                           500 Index                                                                                 500 Index
   Equity       Equity      Trust B                                                     Equity          Equity        Trust B
   Index        Index      Proforma                                                      Index          Index        Proforma
    Fund        Trust      Combined                                                      Fund           Trust        Combined
    ----        -----      --------                                                      ----           -----        --------
     Shares or Principal Amount                  Security Description                                   Value
     --------------------------                  --------------------                                   -----
                                       FINANCIAL SERVICES - 7.83%
       6,569         806        7,375  Bear Stearns Companies, Inc.                         553,832        67,954        621,786
      15,203       1,843       17,046  Capital One Financial Corp.                        1,039,581       126,024      1,165,605
      14,130       1,720       15,850  Charter One Financial, Inc.                          624,405        76,007        700,412
     340,127      39,710      379,837  Citigroup, Inc.                                   15,815,906     1,846,515     17,662,421
      17,844       2,143       19,987  Countrywide Financial Corp.                        1,253,541       150,546      1,404,087
      23,900       2,803       26,703  E*TRADE Financial Corp. *                            266,485        31,253        297,738
      45,807       5,283       51,090  Federal Home Loan Mortgage Corp.                   2,899,583       334,414      3,233,997
      63,855       7,441       71,296  Federal National Mortgage Association              4,556,693       530,990      5,087,683
       6,900         829        7,729  Federated Investors, Inc., Class B                   209,346        25,152        234,498
      12,181       1,497       13,678  Fiserv, Inc. *                                       473,719        58,218        531,937
      16,385       1,920       18,305  Franklin Resources, Inc.                             820,561        96,154        916,715
      11,866       1,344       13,210  H & R Block, Inc.                                    565,771        64,082        629,853
     135,237      15,989      151,226  J.P. Morgan Chase & Company                        5,243,138       619,894      5,863,032
      14,819       1,835       16,654  Janus Capital Group, Inc.                            244,365        30,259        274,624
      17,858       2,127       19,985  Lehman Brothers Holdings, Inc.                     1,343,815       160,057      1,503,872
      83,771       9,814       93,585  MBNA Corp.                                         2,160,454       253,103      2,413,557
      28,694       3,256       31,950  Mellon Financial Corp.                               841,595        95,499        937,094
      64,407       7,380       71,787  Merrill Lynch & Company, Inc.                      3,476,690       398,372      3,875,062
      72,818       8,440       81,258  Morgan Stanley                                     3,842,606       445,379      4,287,985
      18,620       2,166       20,786  PNC Financial Services Group                         988,350       114,971      1,103,321
      17,815       2,235       20,050  Providian Financial Corp. *                          261,346        32,787        294,133
      14,831       1,682       16,513  Regions Financial Corp.                              542,073        61,477        603,550
      28,911       3,371       32,282  SLM Corp.                                          1,169,450       136,357      1,305,807
      21,517       2,580       24,097  State Street Corp.                                 1,055,194       126,523      1,181,717
      20,372       2,342       22,714  Synovus Financial Corp.                              515,819        59,299        575,118
       8,279         975        9,254  T. Rowe Price Group, Inc.                            417,262        49,140        466,402
      32,100       3,709       35,809  The Goldman Sachs Group, Inc.                      3,022,536       349,239      3,371,775
      56,953       6,643       63,596  Washington Mutual, Inc.                            2,200,664       256,686      2,457,350
                                                                                    ---------------  ------------  -------------
                                                                                         56,404,780     6,596,351     63,001,131
                                       FOOD & BEVERAGES - 3.83%
      53,005       6,174       59,179  Anheuser-Busch Companies, Inc.                     2,862,270       333,396      3,195,666
      27,394       3,156       30,550  Campbell Soup Company                                736,351        84,833        821,184
      29,348       3,609       32,957  Coca-Cola Enterprises, Inc.                          850,799       104,625        955,424
      34,381       4,055       38,436  ConAgra Foods, Inc.                                  931,037       109,809      1,040,846
      24,529       2,903       27,432  General Mills, Inc.                                1,165,863       137,980      1,303,843
      22,607       2,703       25,310  H.J. Heinz Company                                   886,194       105,958        992,152
      16,998       1,989       18,987  Hershey Foods Corp.                                  786,497        92,031        878,528
      27,390       3,156       30,546  Kellogg Company                                    1,146,272       132,079      1,278,351
       9,100       1,060       10,160  McCormick & Company, Inc.                            309,400        36,040        345,440
     112,291      13,109      125,400  PepsiCo, Inc.                                      6,050,239       706,313      6,756,552
      51,361       6,067       57,428  Sara Lee Corp.                                     1,180,789       139,480      1,320,269
      25,653       3,049       28,702  Starbucks Corp. *                                  1,115,392       132,571      1,247,963
     160,517      18,707      179,224  The Coca-Cola Company                              8,102,898       944,329      9,047,227
      16,918       1,981       18,899  The Pepsi Bottling Group, Inc.                       516,676        60,500        577,176
      15,029       1,728       16,757  William Wrigley Jr. Company                          947,578       108,950      1,056,528
                                                                                    ---------------  ------------  -------------
                                                                                         27,588,255     3,228,894     30,817,149
                                       FOREST PRODUCTS - 0.13%
      14,935       1,851       16,786  Weyerhaeuser Company                                 942,697       116,835      1,059,532

                                       FURNITURE & FIXTURES - 0.05%
      13,185       1,474       14,659  Leggett & Platt, Inc.                                352,171        39,371        391,542

                                       GAS & PIPELINE UTILITIES - 0.31%
      29,874       2,911       32,785  Dynegy, Inc., Class A * (a)                          127,263        12,401        139,664
      41,028       4,923       45,951  El Paso Corp.                                        323,301        38,793        362,094
      10,600       1,229       11,829  KeySpan Corp.                                        389,020        45,104        434,124
       8,166         952        9,118  Kinder Morgan, Inc.                                  484,162        56,444        540,606
       2,666         338        3,004  Nicor, Inc. (a)                                       90,564        11,482        102,046
      16,466       2,020       18,486  NiSource, Inc.                                       339,529        41,652        381,181
       1,951         292        2,243  Peoples Energy Corp. (a)                              82,235        12,308         94,543
      32,248       3,993       36,241  Williams Companies, Inc.                             383,751        47,517        431,268
                                                                                    ---------------  ------------  -------------
                                                                                          2,219,825       265,701      2,485,526

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - EQUITY INDEX FUND
JOHN HANCOCK TRUST - EQUITY INDEX TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - 500 INDEX TRUST B - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                           500 Index                                                                                 500 Index
   Equity       Equity      Trust B                                                     Equity          Equity        Trust B
   Index        Index      Proforma                                                      Index          Index        Proforma
    Fund        Trust      Combined                                                      Fund           Trust        Combined
    ----        -----      --------                                                      ----           -----        --------
     Shares or Principal Amount                  Security Description                                   Value
     --------------------------                  --------------------                                   -----
                                       HEALTHCARE PRODUCTS - 3.56%
       3,678         407        4,085  Bausch & Lomb, Inc.                                  239,327        26,483        265,810
      39,562       4,707       44,269  Baxter International, Inc.                         1,365,285       162,439      1,527,724
      16,575       1,943       18,518  Becton, Dickinson & Company                          858,585       100,647        959,232
      16,615       1,951       18,566  Biomet, Inc.                                         738,371        86,702        825,073
      54,568       6,412       60,980  Boston Scientific Corp.                            2,335,510       274,434      2,609,944
       7,348         799        8,147  C.R. Bard, Inc.                                      416,264        45,263        461,527
      20,546       2,411       22,957  Guidant Corp.                                      1,148,110       134,727      1,282,837
     196,061      22,800      218,861  Johnson & Johnson                                 10,920,598     1,269,960     12,190,558
      80,458       9,307       89,765  Medtronic, Inc.                                    3,919,914       453,437      4,373,351
      10,950       1,352       12,302  St. Jude Medical, Inc. *                             828,368       102,279        930,647
      26,570       3,072       29,642  Stryker Corp.                                      1,461,350       168,960      1,630,310
      15,715       1,874       17,589  Zimmer Holdings, Inc. *                            1,386,063       165,287      1,551,350
                                                                                    ---------------  ------------  -------------
                                                                                         25,617,745     2,990,618     28,608,363
                                       HEALTHCARE SERVICES - 1.37%
      28,679       3,302       31,981  Cardinal Health, Inc.                              2,008,964       231,305      2,240,269
       5,300         599        5,899  Express Scripts, Inc. *                              419,919        47,459        467,378
      32,432       3,732       36,164  HCA, Inc.                                          1,348,847       155,214      1,504,061
       9,547       1,236       10,783  Humana, Inc. *                                       161,344        20,888        182,232
      16,187       1,805       17,992  IMS Health, Inc.                                     379,423        42,309        421,732
      19,047       2,250       21,297  McKesson Corp.                                       653,884        77,243        731,127
      17,605       2,081       19,686  Medco Health Solutions, Inc. *                       660,188        78,038        738,226
       6,900         791        7,691  Quest Diagnostics, Inc.                              586,155        67,195        653,350
      40,622       4,731       45,353  UnitedHealth Group, Inc.                           2,528,720       294,505      2,823,225
      10,084       1,198       11,282  Wellpoint Health Networks, Inc. *                  1,129,509       134,188      1,263,697
                                                                                    ---------------  ------------  -------------
                                                                                          9,876,953     1,148,344     11,025,297
                                       HOMEBUILDERS - 0.13%
       7,772         945        8,717  Centex Corp.                                         355,569        43,234        398,803
       2,764         361        3,125  KB HOME                                              189,693        24,775        214,468
       7,772         975        8,747  Pulte Homes, Inc.                                    404,377        50,729        455,106
                                                                                    ---------------  ------------  -------------
                                                                                            949,639       118,738      1,068,377
                                       HOTELS & RESTAURANTS - 0.78%
      10,658       1,236       11,894  Darden Restaurants, Inc.                             219,022        25,400        244,422
       7,670         868        8,538  Harrah's Entertainment, Inc.                         414,947        46,959        461,906
      24,936       2,941       27,877  Hilton Hotels Corp.                                  465,306        54,879        520,185
      15,555       1,736       17,291  Marriott International, Inc., Class A                775,883        86,592        862,475
      84,081       9,668       93,749  McDonald's Corp.                                   2,186,106       251,368      2,437,474
      13,689       1,590       15,279  Starwood Hotels & Resorts Worldwide, Inc.            613,952        71,311        685,263
       7,165         875        8,040  Wendy's International, Inc.                          249,629        30,485        280,114
      18,728       2,219       20,947  Yum! Brands, Inc.                                    697,056        82,591        779,647
                                                                                    ---------------  ------------  -------------
                                                                                          5,621,901       649,585      6,271,486
                                       HOUSEHOLD APPLIANCES - 0.11%
       5,400         607        6,007  Black & Decker Corp.                                 335,502        37,713        373,215
       6,111         607        6,718  Maytag Corp.                                         149,781        14,877        164,658
       4,697         530        5,227  Whirlpool Corp.                                      322,214        36,358        358,572
                                                                                    ---------------  ------------  -------------
                                                                                            807,497        88,948        896,445
                                       HOUSEHOLD PRODUCTS - 0.26%
       9,522       1,121       10,643  Fortune Brands, Inc.                                 718,244        84,557        802,801
      17,604       2,112       19,716  Newell Rubbermaid, Inc.                              413,694        49,632        463,326
      14,044       1,628       15,672  The Clorox Company                                   755,286        87,554        842,840
                                                                                    ---------------  ------------  -------------
                                                                                          1,887,224       221,743      2,108,967
                                       INDUSTRIAL MACHINERY - 0.82%
      22,699       2,626       25,325  Caterpillar, Inc.                                  1,803,209       208,609      2,011,818
       2,460         330        2,790  Cummins, Inc.                                        153,750        20,625        174,375
      15,608       1,912       17,520  Deere & Company                                    1,094,745       134,108      1,228,853
      12,996       1,559       14,555  Dover Corp.                                          547,132        65,634        612,766
      11,349       1,329       12,678  Ingersoll-Rand Company, Class A                      775,250        90,784        866,034
       6,228         714        6,942  ITT Industries, Inc.                                 516,924        59,262        576,186
       7,379         960        8,339  Pall Corp.                                           193,256        25,142        218,398
       8,020         922        8,942  Parker-Hannifin Corp.                                476,869        54,822        531,691
       6,238         699        6,937  W.W. Grainger, Inc.                                  358,685        40,193        398,878
                                                                                    ---------------  ------------  -------------
                                                                                          5,919,820       699,179      6,618,999
                                       INDUSTRIALS - 0.02%
       4,637         461        5,098  Crane Company                                        145,555        14,471        160,026

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - EQUITY INDEX FUND
JOHN HANCOCK TRUST - EQUITY INDEX TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - 500 INDEX TRUST B - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                           500 Index                                                                                 500 Index
   Equity       Equity      Trust B                                                     Equity          Equity        Trust B
   Index        Index      Proforma                                                      Index          Index        Proforma
    Fund        Trust      Combined                                                      Fund           Trust        Combined
    ----        -----      --------                                                      ----           -----        --------
     Shares or Principal Amount                  Security Description                                   Value
     --------------------------                  --------------------                                   -----
                                       INSURANCE - 4.98%
      17,900       2,173       20,073  ACE, Ltd.                                            756,812        91,874        848,686
      10,007       1,167       11,174  Aetna, Inc.                                          850,595        99,195        949,790
      34,365       3,909       38,274  AFLAC, Inc.                                        1,402,436       159,526      1,561,962
       6,854         829        7,683  Ambac Financial Group, Inc.                          503,358        60,882        564,240
     172,326      20,028      192,354  American International Group, Inc.                12,283,397     1,427,596     13,710,993
       9,000       1,067       10,067  Anthem, Inc. *                                       806,040        95,560        901,600
      21,681       2,419       24,100  Aon Corp.                                            617,258        68,869        686,127
      12,055       1,459       13,514  Chubb Corp.                                          821,910        99,475        921,385
       8,918       1,083       10,001  CIGNA Corp.                                          613,648        74,521        688,169
      10,850       1,289       12,139  Cincinnati Financial Corp.                           472,192        56,097        528,289
      18,745       2,242       20,987  Hartford Financial Services Group, Inc.            1,288,531       154,115      1,442,646
       9,496       1,075       10,571  Jefferson-Pilot Corp.                                482,397        54,610        537,007
      11,673       1,367       13,040  Lincoln National Corp.                               551,549        64,591        616,140
      12,487       1,421       13,908  Loews Corp.                                          748,721        85,203        833,924
      35,502       4,016       39,518  Marsh & McLennan Companies, Inc.                   1,611,081       182,246      1,793,327
       9,716       1,106       10,822  MBIA, Inc.                                           554,978        63,175        618,153
      49,590       5,806       55,396  MetLife, Inc.                                      1,777,802       208,145      1,985,947
       6,156         760        6,916  MGIC Investment Corp.                                466,994        57,654        524,648
      21,400       2,450       23,850  Principal Financial Group, Inc.                      744,292        85,211        829,503
      14,205       1,666       15,871  Progressive Corp.                                  1,211,687       142,110      1,353,797
      34,700       4,039       38,739  Prudential Financial, Inc.                         1,612,509       187,692      1,800,201
       9,186       1,067       10,253  SAFECO Corp.                                         404,184        46,948        451,132
      46,354       5,399       51,753  The Allstate Corp.                                 2,157,779       251,323      2,409,102
      43,894       5,122       49,016  The St. Paul Travelers Companies, Inc.             1,779,463       207,646      1,987,109
       7,282         852        8,134  Torchmark, Inc.                                      391,772        45,838        437,610
      19,771       2,273       22,044  UNUMProvident Corp.                                  314,359        36,141        350,500
       8,794       1,060        9,854  XL Capital, Ltd., Class A                            663,595        79,988        743,583
                                                                                    ---------------  ------------  -------------
                                                                                         35,889,339     4,186,231     40,075,570
                                       INTERNATIONAL OIL - 0.77%
      16,637       1,935       18,572  Anadarko Petroleum Corp.                             974,928       113,391      1,088,319
      45,448       5,268       50,716  ConocoPhillips                                     3,467,228       401,896      3,869,124
       6,315         776        7,091  Kerr-McGee Corp.                                     339,558        41,725        381,283
       9,914       1,144       11,058  Nabors Industries, Ltd. *                            448,311        51,732        500,043
       8,295       1,037        9,332  Noble Corp. *                                        314,298        39,292        353,590
                                                                                    ---------------  ------------  -------------
                                                                                          5,544,323       648,036      6,192,359
                                       INTERNET CONTENT - 0.45%
      88,444      10,344       98,788  Yahoo!, Inc.                                       3,213,171       375,798      3,588,969

                                       INTERNET RETAIL - 0.55%
      42,900       5,045       47,945  eBay, Inc.                                         3,944,655       463,888      4,408,543

                                       INTERNET SOFTWARE - 1.59%
     445,461      51,921      497,382  Cisco Systems, Inc. *                             10,557,426     1,230,528     11,787,954
      20,500       2,396       22,896  Symantec Corp.                                       897,490       104,897      1,002,387
                                                                                    ---------------  ------------  -------------
                                                                                         11,454,916     1,335,425     12,790,341
                                       LEISURE TIME - 0.91
       6,427         730        7,157  Brunswick Corp.                                      262,222        29,784        292,006
      41,750       4,861       46,611  Carnival Corp.                                     1,962,250       228,467      2,190,717
      23,232       2,680       25,912  International Game Technology                        896,755       103,448      1,000,203
     135,940      15,758      151,698  The Walt Disney Company                            3,465,111       401,671      3,866,782
                                                                                    ---------------  ------------  -------------
                                                                                          6,586,338       763,370      7,349,708
                                       LIFE SCIENCES - 0.07%
       8,578         983        9,561  PerkinElmer, Inc.                                    171,903        19,699        191,602
       7,500         922        8,422  Waters Corp. *                                       358,350        44,053        402,403
                                                                                    ---------------  ------------  -------------
                                                                                            530,253        63,752        594,005
                                       LIQUOR - 0.07%
       2,054         284        2,338  Adolph Coors Company, Class B                        148,586        20,544        169,130
       7,600         929        8,529  Brown Forman Corp., Class B                          366,852        44,843        411,695
                                                                                    ---------------  ------------  -------------
                                                                                            515,438        65,387        580,825

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - EQUITY INDEX FUND
JOHN HANCOCK TRUST - EQUITY INDEX TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - 500 INDEX TRUST B - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                           500 Index                                                                                 500 Index
   Equity       Equity      Trust B                                                     Equity          Equity        Trust B
   Index        Index      Proforma                                                      Index          Index        Proforma
    Fund        Trust      Combined                                                      Fund           Trust        Combined
    ----        -----      --------                                                      ----           -----        --------
     Shares or Principal Amount                  Security Description                                   Value
     --------------------------                  --------------------                                   -----
                                       MANUFACTURING - 1.88%
      51,546       6,005       57,551  3M Company                                         4,639,655       540,510      5,180,165
      20,814       2,365       23,179  Danaher Corp.                                      1,079,206       122,625      1,201,831
      10,032       1,160       11,192  Eaton Corp.                                          649,472        75,099        724,571
      20,542       2,381       22,923  Illinois Tool Works, Inc.                          1,969,772       228,314      2,198,086
      12,266       1,428       13,694  Rockwell Automation, Inc                             460,098        53,564        513,662
       3,084         445        3,529  Snap-on, Inc.                                        103,468        14,930        118,398
       5,324         630        5,954  The Stanley Works                                    242,668        28,715        271,383
     132,647      15,405      148,052  Tyco International, Ltd.                           4,395,922       510,522      4,906,444
                                                                                    ---------------  ------------  -------------
                                                                                         13,540,261     1,574,279     15,114,540
                                       MEDICAL-HOSPITALS - 0.13%
                                       Health Management Associates, Inc.,
      15,856       1,866       17,722  Class A                                              355,492        41,836        397,328
       6,265         683        6,948  Manor Care, Inc.                                     204,740        22,320        227,060
      30,658       3,571       34,229  Tenet Healthcare Corp. *                             411,124        47,887        459,011
                                                                                    ---------------  ------------  -------------
                                                                                            971,356       112,043      1,083,399
                                       MINING - 0.27%
                                       Freeport-McMoRan Copper & Gold, Inc.,
      10,609       1,359       11,968  Class B                                              351,688        45,051        396,739
      28,485       3,402       31,887  Newmont Mining Corp.                               1,104,079       131,861      1,235,940
       6,110         714        6,824  Phelps Dodge Corp.                                   473,586        55,342        528,928
                                                                                    ---------------  ------------  -------------
                                                                                          1,929,353       232,254      2,161,607
                                       NEWSPAPERS - 0.09%
       5,726         630        6,356  Dow Jones & Company, Inc.                            258,243        28,413        286,656
       5,306         607        5,913  Knight-Ridder, Inc.                                  382,032        43,704        425,736
                                                                                    ---------------  ------------  -------------
                                                                                            640,275        72,117        712,392
                                       OFFICE FURNISHINGS & SUPPLIES - 0.12%
       6,960         845        7,805  Avery Dennison Corp.                                 445,510        54,088        499,598
      21,548       2,404       23,952  Office Depot, Inc. *                                 385,925        43,056        428,981
                                                                                    ---------------  ------------  -------------
                                                                                            831,435        97,144        928,579
                                       PAPER - 0.47%
       6,062         676        6,738  Boise Cascade Corp.                                  228,174        25,445        253,619
      16,755       1,958       18,713  Georgia-Pacific Corp.                                619,600        72,407        692,007
      31,669       3,725       35,394  International Paper Company                        1,415,604       166,507      1,582,111
       7,452         837        8,289  Louisiana-Pacific Corp.                              176,240        19,795        196,035
      13,833       1,551       15,384  MeadWestvaco Corp.                                   406,552        45,584        452,136
      11,400       1,405       12,805  Plum Creek Timber Company, Inc.                      371,412        45,775        417,187
       3,472         422        3,894  Temple-Inland, Inc.                                  240,436        29,223        269,659
                                                                                    ---------------  ------------  -------------
                                                                                          3,458,018       404,736      3,862,754
                                       PETROLEUM SERVICES - 3.48%
      21,288       2,557       23,845  Baker Hughes, Inc.                                   801,493        96,271        897,764
      10,900       1,236       12,136  BJ Services Company                                  499,656        56,658        556,314
     430,845      50,224      481,069  Exxon Mobil Corp.                                 19,133,826     2,230,448     21,364,274
      28,124       3,379       31,503  Halliburton Company                                  851,032       102,249        953,281
      39,234       4,523       43,757  Schlumberger, Ltd.                                 2,491,751       287,256      2,779,007
      21,398       2,465       23,863  Transocean, Inc. *                                   619,258        71,337        690,595
       8,300         991        9,291  Valero Energy Corp.                                  612,208        73,096        685,304
                                                                                    ---------------  ------------  -------------
                                                                                         25,009,224     2,917,315     27,926,539
                                       PHARMACEUTICALS - 6.44%
     103,642      11,980      115,622  Abbott Laboratories                                4,224,448       488,305      4,712,753
       8,391       1,006        9,397  Allergan, Inc.                                       751,162        90,057        841,219
       7,355         860        8,215  AmerisourceBergen Corp.                              439,682        51,411        491,093
     128,926      14,929      143,855  Bristol-Myers Squibb Company                       3,158,687       365,760      3,524,447
      28,550       3,510       32,060  Caremark Rx, Inc. *                                  940,437       115,619      1,056,056
      73,835       8,670       82,505  Eli Lilly & Company                                5,161,805       606,120      5,767,925
      24,012       2,841       26,853  Forest Laboratories, Inc. *                        1,359,800       160,886      1,520,686
           -       1,646        1,646  Gilead Sciences, Inc. *                                    -       110,282        110,282
      10,334       1,198       11,532  Hospira, Inc. *                                      285,218        33,065        318,283
      16,622       1,851       18,473  King Pharmaceuticals, Inc. *                         190,322        21,194        211,516
     147,135      17,064      164,199  Merck & Company, Inc.                              6,988,913       810,540      7,799,453
      17,100       2,066       19,166  Mylan Laboratories, Inc.                             346,275        41,836        388,111
     503,385      58,602      561,987  Pfizer, Inc.                                      17,256,038     2,008,877     19,264,915
      97,428      11,304      108,732  Schering-Plough Corp.                              1,800,469       208,898      2,009,367
       6,654         837        7,491  Watson Pharmaceuticals, Inc. *                       178,993        22,515        201,508
      88,512      10,237       98,749  Wyeth                                              3,200,594       370,170      3,570,764
                                                                                    ---------------  ------------  -------------
                                                                                         46,282,843     5,505,535     51,788,378

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - EQUITY INDEX FUND
JOHN HANCOCK TRUST - EQUITY INDEX TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - 500 INDEX TRUST B - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                           500 Index                                                                                 500 Index
   Equity       Equity      Trust B                                                     Equity          Equity        Trust B
   Index        Index      Proforma                                                      Index          Index        Proforma
    Fund        Trust      Combined                                                      Fund           Trust        Combined
    ----        -----      --------                                                      ----           -----        --------
     Shares or Principal Amount                  Security Description                                   Value
     --------------------------                  --------------------                                   -----
                                       PHOTOGRAPHY - 0.07%
      18,922       2,204       21,126  Eastman Kodak Company                                510,516        59,464        569,980

                                       PUBLISHING - 0.56%
      18,185       2,089       20,274  Gannett Company, Inc.                              1,542,997       177,252      1,720,249
      12,284       1,467       13,751  McGraw-Hill Companies, Inc.                          940,586       112,328      1,052,914
       2,872         384        3,256  Meredith Corp.                                       157,845        21,105        178,950
       9,832       1,144       10,976  The New York Times Company, Class A                  439,589        51,148        490,737
      21,099       2,519       23,618  Tribune Company                                      960,848       114,715      1,075,563
                                                                                    ---------------  ------------  -------------
                                                                                          4,041,865       476,548      4,518,413
                                       RAILROADS & EQUIPMENT - 0.41%
      24,170       2,849       27,019  Burlington Northern Santa Fe Corp.                   847,642        99,915        947,557
      14,410       1,651       16,061  CSX Corp.                                            472,216        54,103        526,319
      25,459       3,010       28,469  Norfolk Southern Corp.                               675,173        79,825        754,998
      16,561       1,989       18,550  Union Pacific Corp.                                  984,551       118,246      1,102,797
                                                                                    ---------------  ------------  -------------
                                                                                          2,979,582       352,089      3,331,671
                                       REAL ESTATE - 0.35%
                                       Apartment Investment & Management
       6,200         722        6,922  Company, Class A, REIT                               193,006        22,476        215,482
      25,990       3,102       29,092  Equity Office Properties Trust, REIT                 706,928        84,374        791,302
      18,386       2,150       20,536  Equity Residential, REIT                             546,616        63,919        610,535
      11,300       1,390       12,690  ProLogis, REIT                                       371,996        45,759        417,755
      12,900       1,597       14,497  Simon Property Group, Inc., REIT                     663,318        82,118        745,436
                                                                                    ---------------  ------------  -------------
                                                                                          2,481,864       298,646      2,780,510
                                       RETAIL GROCERY - 0.57%
      23,466       2,826       26,292  Albertsons, Inc. (a)                                 622,788        75,002        697,790
      28,835       3,425       32,260  Safeway, Inc. *                                      730,679        86,789        817,468
       8,593       1,037        9,630  SUPERVALU, Inc.                                      263,032        31,743        294,775
      43,178       4,907       48,085  Sysco Corp.                                        1,548,795       176,014      1,724,809
      49,179       5,706       54,885  The Kroger Company *                                 895,058       103,849        998,907
       8,104       1,090        9,194  Winn-Dixie Stores, Inc. (a)                           58,349         7,848         66,197
                                                                                    ---------------  ------------  -------------
                                                                                          4,118,701       481,245      4,599,946
                                       RETAIL TRADE - 5.71%
      19,020       2,304       21,324  Bed Bath & Beyond, Inc. *                            731,319        88,589        819,908
      20,807       2,488       23,295  Best Buy Company, Inc.                             1,055,747       126,241      1,181,988
       6,765         883        7,648  Big Lots, Inc. *                                      97,822        12,768        110,590
      11,603       1,528       13,131  Circuit City Stores-Circuit City Group               150,259        19,788        170,047
      30,754       3,525       34,279  Costco Wholesale Corp.                             1,263,067       144,772      1,407,839
      25,372       3,049       28,421  CVS Corp.                                          1,066,131       128,119      1,194,250
       4,824         645        5,469  Dillard's, Inc., Class A                             107,575        14,384        121,959
      22,027       2,534       24,561  Dollar General Corp.                                 430,848        49,565        480,413
      11,350       1,321       12,671  Family Dollar Stores, Inc.                           345,267        40,185        385,452
      11,787       1,382       13,169  Federated Department Stores, Inc.                    578,742        67,856        646,598
     146,444      17,071      163,515  Home Depot, Inc.                                   5,154,829       600,899      5,755,728
      18,083       2,166       20,249  J.C. Penney Company, Inc.                            682,814        81,788        764,602
      21,784       2,619       24,403  Kohl's Corp. *                                       921,028       110,731      1,031,759
      31,734       3,617       35,351  Limited Brands                                       593,426        67,638        661,064
      52,319       6,036       58,355  Lowe's Companies, Inc.                             2,749,363       317,192      3,066,555
      18,385       2,235       20,620  May Department Stores Company                        505,404        61,440        566,844
       8,795       1,067        9,862  Nordstrom, Inc.                                      374,755        45,465        420,220
      10,370       1,236       11,606  RadioShack Corp.                                     296,893        35,387        332,280
      14,178       1,636       15,814  Sears, Roebuck & Company                             535,361        61,775        597,136
      32,761       3,817       36,578  Staples, Inc.                                        960,225       111,876      1,072,101
      60,608       7,011       67,619  Target Corp.                                       2,574,022       297,757      2,871,779
      60,025       6,911       66,936  The Gap, Inc.                                      1,455,606       167,592      1,623,198
      33,016       3,801       36,817  The TJX Companies, Inc.                              797,006        91,756        888,762
       9,212       1,121       10,333  Tiffany & Company                                    339,462        41,309        380,771
      67,180       7,871       75,051  Walgreen Company                                   2,432,588       285,009      2,717,597
     282,598      32,937      315,535  Wal-Mart Stores, Inc.                             14,909,870     1,737,756     16,647,626
                                                                                    ---------------  ------------  -------------
                                                                                         41,109,429     4,807,637     45,917,066
                                       SANITARY SERVICES - 0.28%
      21,697       2,434       24,131  Allied Waste Industries, Inc. *                      285,966        32,080        318,046
      17,172       1,974       19,146  Ecolab, Inc.                                         544,352        62,576        606,928
      37,567       4,462       42,029  Waste Management, Inc.                             1,151,429       136,760      1,288,189
                                                                                    ---------------  ------------  -------------
                                                                                          1,981,747       231,416      2,213,163

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - EQUITY INDEX FUND
JOHN HANCOCK TRUST - EQUITY INDEX TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - 500 INDEX TRUST B - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                           500 Index                                                                                 500 Index
   Equity       Equity      Trust B                                                     Equity          Equity        Trust B
   Index        Index      Proforma                                                      Index          Index        Proforma
    Fund        Trust      Combined                                                      Fund           Trust        Combined
    ----        -----      --------                                                      ----           -----        --------
     Shares or Principal Amount                  Security Description                                   Value
     --------------------------                  --------------------                                   -----
                                       SEMICONDUCTORS - 3.57%
      23,600       2,719       26,319  Advanced Micro Devices, Inc. *                       375,240        43,232        418,472
      25,562       2,872       28,434  Altera Corp. *                                       567,988        63,816        631,804
      24,723       2,887       27,610  Analog Devices, Inc.                               1,163,959       135,920      1,299,879
     112,154      12,948      125,102  Applied Materials, Inc. *                          2,200,461       254,040      2,454,501
      19,737       2,396       22,133  Applied Micro Circuits Corp. *                       105,001        12,747        117,748
      20,303       2,411       22,714  Broadcom Corp., Class A *                            949,571       112,762      1,062,333
     426,140      49,671      475,811  Intel Corp.                                       11,761,464     1,370,920     13,132,384
      12,570       1,513       14,083  KLA-Tencor Corp. *                                   620,707        74,712        695,419
      20,446       2,373       22,819  Linear Technology Corp.                              807,004        93,662        900,666
      24,026       2,934       26,960  LSI Logic Corp. *                                    183,078        22,357        205,435
      21,777       2,473       24,250  Maxim Integrated Products, Inc.                    1,141,550       129,635      1,271,185
      40,167       4,692       44,859  Micron Technology, Inc. *                            614,957        71,835        686,792
      24,104       2,757       26,861  National Semiconductor Corp.                         530,047        60,626        590,673
      10,207       1,137       11,344  Novellus Systems, Inc. *                             320,908        35,747        356,655
      11,803       1,275       13,078  NVIDIA Corp. *                                       241,962        26,137        268,099
      12,439       1,359       13,798  PMC-Sierra, Inc. *                                   178,500        19,502        198,002
       5,834         714        6,548  QLogic Corp. *                                       155,126        18,985        174,111
      11,754       1,490       13,244  Teradyne, Inc. *                                     266,816        33,823        300,639
     115,225      13,293      128,518  Texas Instruments, Inc.                            2,786,141       321,425      3,107,566
      22,084       2,665       24,749  Xilinx, Inc.                                         735,618        88,771        824,389
                                                                                    ---------------  ------------  -------------
                                                                                         25,706,098     2,990,654     28,696,752
                                       SOFTWARE - 3.96%
       7,856         875        8,731  Autodesk, Inc.                                       336,315        37,459        373,774
      16,054       1,713       17,767  BMC Software, Inc. *                                 296,999        31,690        328,689
      10,669       1,306       11,975  Citrix Systems, Inc. *                               217,221        26,590        243,811
      38,763       4,492       43,255  Computer Associates International, Inc.            1,087,690       126,046      1,213,736
      27,435       2,964       30,399  Compuware Corp. *                                    181,071        19,562        200,633
      13,203       1,474       14,677  Intuit, Inc. *                                       509,372        56,867        566,239
       6,104         707        6,811  Mercury Interactive Corp. *                          304,162        35,230        339,392
     712,569      82,899      795,468  Microsoft Corp.                                   20,350,971     2,367,595     22,718,566
      23,124       2,972       26,096  Novell, Inc. *                                       194,010        24,935        218,945
     346,764      39,895      386,659  Oracle Corp. *                                     4,136,895       475,947      4,612,842
      20,384       2,058       22,442  Parametric Technology Corp. *                        101,920        10,290        112,210
      25,528       2,803       28,331  PeopleSoft, Inc. *                                   472,268        51,856        524,124
      33,059       3,863       36,922  Siebel Systems, Inc. *                               353,070        41,257        394,327
                                                                                    ---------------  ------------  -------------
                                                                                         28,541,964     3,305,324     31,847,288
                                       STEEL - 0.11%
       3,867         622        4,489  Allegheny Technologies, Inc.                          69,799        11,227         81,026
       4,913         607        5,520  Nucor Corp.                                          377,122        46,594        423,716
       7,229         868        8,097  United States Steel Corp.                            253,882        30,484        284,366
       5,124         668        5,792  Worthington Industries, Inc.                         105,196        13,714        118,910
                                                                                    ---------------  ------------  -------------
                                                                                            805,999       102,019        908,018
                                       TELECOMMUNICATIONS EQUIPMENT & SERVICES -
                                       1.92%
      58,737       6,213       64,950  ADC Telecommunications, Inc. *                       166,813        17,645        184,458
      10,368       1,236       11,604  Andrew Corp. *                                       207,464        24,732        232,196
      29,715       3,410       33,125  Avaya, Inc. *                                        469,200        53,844        523,044
      44,876       4,362       49,238  CIENA Corp. *                                        166,939        16,227        183,166
      17,115       2,204       19,319  Citizens Communications Company (a)                  207,092        26,668        233,760
      11,970       1,505       13,475  Comverse Technology, Inc. *                          238,682        30,010        268,692
      88,753      10,536       99,289  Corning, Inc. *                                    1,159,114       137,600      1,296,714
      95,191      11,058      106,249  JDS Uniphase Corp. *                                 360,774        41,910        402,684
     285,478      32,914      318,392  Lucent Technologies, Inc. * (a)                    1,079,107       124,415      1,203,522
      53,401       6,220       59,621  QUALCOMM, Inc.                                     3,897,205       453,936      4,351,141
     217,295      25,434      242,729  SBC Communications, Inc.                           5,269,404       616,774      5,886,178
       9,437       1,175       10,612  Scientific-Atlanta, Inc.                             325,577        40,538        366,115
      28,695       3,195       31,890  Tellabs, Inc. *                                      250,794        27,924        278,718
                                                                                    ---------------  ------------  -------------
                                                                                         13,798,165     1,612,223     15,410,388

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - EQUITY INDEX FUND
JOHN HANCOCK TRUST - EQUITY INDEX TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - 500 INDEX TRUST B - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                           500 Index                                                                                 500 Index
   Equity       Equity      Trust B                                                     Equity          Equity        Trust B
   Index        Index      Proforma                                                      Index          Index        Proforma
    Fund        Trust      Combined                                                      Fund           Trust        Combined
    ----        -----      --------                                                      ----           -----        --------
     Shares or Principal Amount                  Security Description                                   Value
     --------------------------                  --------------------                                   -----
                                       TELEPHONE - 1.93%
      20,955       2,365       23,320  ALLTEL Corp.                                       1,060,742       119,716      1,180,458
      51,385       6,097       57,482  AT&T Corp.                                           751,763        89,199        840,962
     121,726      14,084      135,810  BellSouth Corp.                                    3,191,656       369,282      3,560,938
       9,805       1,067       10,872  CenturyTel, Inc.                                     294,542        32,053        326,595
     117,484      13,700      131,184  Qwest Communications International, Inc. *           421,768        49,183        470,951
      92,920      10,951      103,871  Sprint Corp. (FON Group)                           1,635,392       192,738      1,828,130
     181,180      21,272      202,452  Verizon Communications, Inc.                       6,556,904       769,834      7,326,738
                                                                                    ---------------  ------------  -------------
                                                                                         13,912,767     1,622,005     15,534,772
                                       TIRES & RUBBER - 0.03%
       5,206         568        5,774  Cooper Tire & Rubber Company                         119,738        13,064        132,802
      13,231       1,344       14,575  Goodyear Tire &  Rubber Company * (a)                120,270        12,217        132,487
                                                                                    ---------------  ------------  -------------
                                                                                            240,008        25,281        265,289
                                       TOBACCO - 1.04%
     134,299      15,751      150,050  Altria Group, Inc.                                 6,721,665       788,338      7,510,003
       5,700         653        6,353  R.J. Reynolds Tobacco Holdings, Inc. (a)             385,263        44,136        429,399
      10,337       1,275       11,612  UST, Inc.                                            372,132        45,900        418,032
                                                                                    ---------------  ------------  -------------
                                                                                          7,479,060       878,374      8,357,434
                                       TOYS, AMUSEMENTS & SPORTING GOODS - 0.13%
      10,976       1,352       12,328  Hasbro, Inc.                                         208,544        25,688        234,232
      28,327       3,241       31,568  Mattel, Inc.                                         516,968        59,148        576,116
      13,687       1,643       15,330  Toys R Us, Inc. *                                    218,034        26,173        244,207
                                                                                    ---------------  ------------  -------------
                                                                                            943,546       111,009      1,054,555

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - EQUITY INDEX FUND
JOHN HANCOCK TRUST - EQUITY INDEX TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS - 500 INDEX TRUST B - JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL NET ASSETS)

                           500 Index                                                                                 500 Index
   Equity       Equity      Trust B                                                     Equity          Equity        Trust B
   Index        Index      Proforma                                                      Index          Index        Proforma
    Fund        Trust      Combined                                                      Fund           Trust        Combined
    ----        -----      --------                                                     ------          ------       ---------
     Shares or Principal Amount                  Security Description                                   Value
     --------------------------                  --------------------                                   ------
                                       TRANSPORTATION - 0.17%
      19,640       2,265       21,905  Harley-Davidson, Inc.                              1,216,502       140,294      1,356,796

                                       TRAVEL SERVICES - 0.64%
      84,624       9,814       94,438  American Express Company                           4,347,981       504,243      4,852,224
       9,067       1,067       10,134  Sabre Holdings Corp.                                 251,247        29,567        280,814
                                                                                    ---------------  ------------  -------------
                                                                                          4,599,228       533,810      5,133,038
                                       TRUCKING & FREIGHT - 1.06%
      20,014       2,296       22,310  Fedex Corp.                                        1,634,944       187,560      1,822,504
       4,486         538        5,024  Navistar International Corp. *                       173,877        20,853        194,730
       4,988         499        5,487  Ryder Systems, Inc.                                  199,869        19,995        219,864
      74,800       8,655       83,455  United Parcel Service, Inc., Class B               5,622,716       650,596      6,273,312
                                                                                    ---------------  ------------  -------------
                                                                                          7,631,406       879,004      8,510,410
--------------------------------------------------------------------------------------------------------------------------------
$ 19,563,043                           TOTAL COMMON STOCKS (Cost $819,062,053)          698,957,569  $ 81,720,207  $ 780,677,776
--------------------------------------------------------------------------------------------------------------------------------

                                       SHORT TERM INVESTMENTS - 2.82%
                                       Federal Home Loan Mortgage Discount Notes
           -   1,000,000    1,000,000     6.04% due 07/06/2004                                    -       999,856        999,856
                                       Investments in joint trade account
  19,395,300           -   19,395,300     1.344% due 07/01/2004                          19,395,300             -     19,395,300
                                       State Street Navigator Securities Lending
           -     488,692      488,692     Prime Portfolio (b)                                     -       488,692        488,692
           -                        -  United States Treasury Bills
           -     400,000      400,000     0.93% due 07/22/2004 **                                 -       399,783        399,783
   1,395,000           -    1,395,000     1.25% due 09/09/2004                            1,391,528             -      1,391,528
--------------------------------------------------------------------------------------------------------------------------------
                                       TOTAL SHORT TERM INVESTMENTS
                                       (Cost $22,675,159)                           $    20,786,828  $  1,888,331  $  22,675,159
--------------------------------------------------------------------------------------------------------------------------------

                                       REPURCHASE AGREEMENTS - 0.08%
                                       Repurchase Agreement with State Street
                                          Corp. dated 06/30/2004 at 1.14% to be
                                          repurchased at $642,020 on 07/01/2004,
                                          collateralized by $475,000 U.S.
                                          Treasury Bond, 8.75% due 05/15/2020
                                          (valued at $659,063, including
           -     642,000      642,000     interest).                                                      642,000        642,000
--------------------------------------------------------------------------------------------------------------------------------
                                       TOTAL REPURCHASE AGREEMENTS
                                       (Cost $642,000)                                               $    642,000  $     642,000
--------------------------------------------------------------------------------------------------------------------------------
                                       TOTAL INVESTMENTS (COST $842,379,212) -
                                         99.98%                                     $   719,744,397  $ 84,250,538  $ 803,994,935
                                       ASSETS IN EXCESS OF OTHER LIABILITIES -
                                         (0.02)%                                    $       711,671     (567,282)        138,605 ++
                                                                                    --------------------------------------------
                                       TOTAL NET ASSETS - 100.00%                   $   720,456,068  $ 83,683,256  $ 804,133,540
                                                                                    ============================================

REIT     Real Estate Investment Trust

*        Non-Income Producing

** At June 30, all or a portion of this security was pledged to cover forward commitments purchased.

(a)      At June 30, 2004, all or a portion of this security was out on loan

(b)      Investment is an affiliate of the Trust's custodian bank

++ Includes an adjustment to reflect estimated one-time proxy, legal and other expenses of the reorganization. These estimated expenses are $5,784 and $0 in the Equity Index Trust and Equity Index Fund, respectively.


    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

1. BASIS OF COMBINATION. The Pro Forma Combining Schedule of Portfolio Investments, Statements of Assets and Liabilities and Statements of Operations reflect the accounts of the John Hancock Variable Series Trust Equity Index Fund ("JHVST Equity Index"), one of thirty investment funds offered by the John Hancock Variable Series Trust (the JHVST) and the John Hancock Trust Equity Index Trust ("JHT Equity Index"), one of seventy-nine investment Portfolios offered by the John Hancock Trust (the "Trust") at and for the twelve month period ended June 30, 2004. These statements have been derived from the books and records of each Portfolio utilized in calculating daily net asset value at June 30, 2004.

The Pro Forma statements reflect the proposed transfer of the assets and liabilities of the JHVST Equity Index and the JHT Equity Index in exchange for NAV shares of the John Hancock Trust 500 Index B Trust ("JHT 500 Index B"), a new acquiring portfolio that has been organized in connection with the reorganization. Under generally accepted accounting principles in the United States of America ("GAAP"), JHT 500 Index B will carry over the financial statements of JHVST Equity Index which will be the surviving entity for accounting purposes. The Pro Forma financial statements have been adjusted to reflect the anticipated fee arrangements for the surviving entity and do reflect the expenses of each of these Portfolios in carrying out their obligations under the Agreement and Plan of Reorganization. If approved by shareholders, the reorganization is expected to occur as of the close of regularly scheduled trading on the New York Stock Exchange on April 29, 2005.

The Pro Forma Combining Schedule of Portfolio Investments, Statements of Assets and Liabilities and Statements of Operations should be read in conjunction with the historical financial statements of JHT Equity Index and JHVST Equity Index incorporated by reference in the Statement of Additional Information.

Series I shares of JHT Equity Index are presently offered only to: Separate Accounts A, H,I, L, M, N and to certain unregistered separate accounts issued by The Manufacturers Life Insurance Company (U.S.A.) ("Manulife USA") and to Separate Accounts A and B and to certain unregistered separate accounts issued by The Manufacturers Life Insurance Company of New York ("Manulife New York"). Manulife USA and Manulife New York are indirect wholly owned subsidiaries of The Manufacturers Life Insurance Company ("Manulife"), which in turn is a wholly owned subsidiary of Manulife Financial Corporation, a publicly traded company. Manulife Financial Corporation and its subsidiaries are known collectively as "Manulife Financial". Manulife New York is a wholly owned subsidiary of Manulife USA.

NAV Class shares of JHVST Equity Index are presently offered only to John Hancock Variable Life Accounts U, V, and S to support variable life insurance policies issued by John Hancock Variable Life Insurance Company ("JHVLICO)"); John Hancock Variable Annuity Accounts I and JF to support variable annuity contracts issued by JHVLICO; John Hancock Variable Annuity Accounts H, U, and V to support variable annuity contracts issued by John Hancock Life Insurance Company ("John Hancock") and John Hancock Life Account UV to support variable life insurance policies issued by John Hancock and certain unregistered separate accounts of JHVLICO and John Hancock. John Hancock and JHVLICO are indirect wholly owned subsidiaries of Manulife Financial Corporation.

Pro Forma Adjustments:

      (A) Adjustment to reflect estimated one -time proxy, legal and other expenses of the reorganization. These estimated expenses are $5,784 and $0 in JHT Equity Index and JHVST Equity Index, respectively.

      (B) Adjustment to reflect amount allocated to capital shares ($0.01 par value) for shares redeemed in the reorganization.

      (C) Adjustment to reflect the reduction in net assets due to the estimated expenses of the reorganization.

      (D) Adjustment to reflect the decrease in outstanding shares relative to Net Asset Value upon reorganization.

      (E) Adjustment to reflect the change in advisory fees upon reorganization. Advisory fees of 0.25% for the acquired portfolio and 0.47% for the acquiring portfolio.

      (F) Adjustment to reflect the reduction in expense and elimination of duplicate expenses upon reorganization. Custody fees for the acquiring portfolio is 0.01% of net assets.

      (G)   Adjustment to reflect the advisory fee waiver upon reorganization.

      (H) Adjustment to reflect the elimination of the commission recapture reduction upon reorganization.

2. SIGNIFICANT ACCOUNTING POLICIES. The policies described below are followed by the Trust in the preparation of the financial statements. The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Security Valuation. The net asset value of the shares of each portfolio is determined once daily as of the close of day-time trading of the New York Stock Exchange. Securities held by Money Market and short term instruments with remaining maturities of 60 days or less held by the other Portfolios of the Trust are valued at amortized cost, which approximates market value. All other securities held by the Portfolios are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on a principal securities exchange (domestic or foreign) or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Portfolio securities for which there are no such quotations, principally debt securities, are valued on the basis of the valuation provided by a pricing service, which utilizes both dealer-supplied and electronic data processing techniques.

Other assets and securities for which no such quotations are readily available are valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange. The values of such securities used in computing the net asset value of a portfolio's shares are generally determined as of such times.

Occasionally, events that affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange. In such event, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

JOHN HANCOCK TRUST
NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED) - CONTINUED

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

FEDERAL INCOME TAXES. The Portfolios' policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. Each Portfolio of the Trust is treated as a separate taxpayer for federal income tax purposes.

JOHN HANCOCK TRUST - OVERSEAS TRUST
JOHN HANCOCK TRUST - INTERNATIONAL VALUE TRUST
PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES -
JUNE 30, 2004 (UNAUDITED)

                                                                                                                INTERNATIONAL
                                                                               INTERNATIONAL                     VALUE TRUST
                                                                  OVERSEAS          VALUE       PRO FORMA         PRO FORMA
                                                                    TRUST           TRUST      ADJUSTMENTS         COMBINED
                                                                 ------------  --------------  -----------     ---------------
ASSETS
Investments in securities, at value                              $603,178,556  $  617,095,457                  $ 1,220,274,013
     Securities on loan, at value                                 127,502,458     113,974,564                      241,477,022
     Repurchase agreements, at value                               83,338,000      31,188,000                      114,526,000
                                                                 ------------  --------------                  ---------------
     TOTAL INVESTMENTS IN SECURITIES, AT VALUE
     (See accompanying portfolio of investments)                  814,019,014     762,258,021                    1,576,277,035
Cash                                                                      785             583                            1,368
Foreign Currency                                                      331,503          49,830                          381,333
Receivables:
     Investments sold                                                 161,509       1,367,905                        1,529,414
     Fund shares sold                                               2,515,821       1,110,028                        3,625,849
     Dividends and interest                                           543,396       1,255,623                        1,799,019
     Foreign tax withholding reclaims                                  64,649          99,292                          163,941
Other assets                                                            9,333           9,075                           18,408
                                                                 ------------  --------------                  ---------------
     TOTAL ASSETS                                                 817,646,010     766,150,357                    1,583,796,367
                                                                 ------------  --------------                  ---------------


LIABILITIES
Payables:
     Investments purchased                                         42,449,085       3,246,475                       45,695,560
     Dividend and interest withholding tax                             50,224         150,214                          200,438
     Other payables and accrued expenses                               58,593          38,720   $   88,984  A          186,297
     Collateral for securities lending                            131,206,379     119,259,804                      250,466,183
                                                                 ------------  --------------                  ---------------
     TOTAL LIABILITIES                                            173,764,281     122,695,213                      296,548,478
                                                                 ------------  --------------                  ---------------
NET ASSETS                                                       $643,881,729  $  643,455,144                  $ 1,287,247,889
                                                                 ============  ==============                  ===============


NET ASSETS CONSIST OF:
Undistributed net investment income (loss)                       $  2,053,734  $    7,064,469  ($   88,984) A $      9,029,219
Accumulated undistributed net realized gain (loss) on
     investments, futures, foreign currency and forward
     foreign currency contracts                                  (145,446,314)    (18,617,460)                    (164,063,774)
Unrealized appreciation (depreciation) on:
     Investments                                                   41,832,217      74,918,361                      116,750,578
     Foreign currency and forward foreign currency contracts           22,603             884                           23,487
Capital shares at par value of $.01                                   677,082         503,558     (173,154) B        1,007,486
Additional paid-in capital                                        744,742,407     579,585,332      173,154  B    1,324,500,893
                                                                 ------------  --------------  -----------    ----------------
NET ASSETS                                                       $643,881,729  $  643,455,144                  $ 1,287,247,889
                                                                 ============  ==============                  ===============
Investments in securities, including repurchase agreements and
     securities on loan, at identified cost                      $772,186,797  $  687,339,660                  $ 1,459,526,457
                                                                 ------------  --------------                  ---------------
Foreign currency, at identified cost                             $    474,167  $       60,441                         $534,608
                                                                 ============  ==============                  ===============

NET ASSET VALUES:
SERIES I SHARES:
Net Assets at value                                              $439,227,631  $  381,885,207  ($   56,852) C  $   821,055,986
                                                                 ============  ==============                  ===============
Shares Outstanding                                                 46,147,629      29,848,057  (11,806,141) D       64,189,545
                                                                 ------------  --------------  -----------     ---------------
Net asset value, offering and redemption price per share         $       9.52  $        12.79                  $         12.79
                                                                 ============  ==============                  ===============

SERIES II SHARES:
Net Assets at value                                              $204,586,014  $  261,520,521  ($   32,124) C  $   466,074,411
                                                                 ============  ==============                  ===============
Shares Outstanding                                                 21,553,434      20,503,864   (5,507,472) D       36,549,826
                                                                 ------------  --------------  -----------     ---------------
Net asset value, offering and redemption price per share         $       9.49  $        12.75                  $         12.75
                                                                 ============  ==============                  ===============

SERIES III SHARES:
Net Assets at value                                              $     68,084  $       49,416  ($        8) C  $       117,492
                                                                 ============  ==============                  ===============
Shares Outstanding                                                      7,168           3,870       (1,836) D            9,202
                                                                 ------------  --------------  -----------     ---------------
Net asset value, offering and redemption price per share         $       9.50  $        12.77                  $         12.77
                                                                 ============  ==============                  ===============

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST - OVERSEAS TRUST
JOHN HANCOCK TRUST - INTERNATIONAL VALUE TRUST
PRO FORMA COMBINING STATEMENTS OF OPERATIONS
FOR THE TWELVE MONTH PERIOD ENDED JUNE 30, 2004 (UNAUDITED)

                                                                                                                INTERNATIONAL
                                                                                INTERNATIONAL                    VALUE TRUST
                                                                    OVERSEAS        VALUE       PRO FORMA         PRO FORMA
                                                                      TRUST         TRUST      ADJUSTMENTS        COMBINED
                                                                 ------------  --------------  -----------     ---------------
Investment Income:
      Interest                                                   $    231,114  $       93,746                  $       324,860
      Dividends                                                     7,411,563      13,726,019                       21,137,582
      Securities lending                                              220,705         414,707                          635,412
      Less: Foreign taxes withheld                                 (1,005,783)     (1,575,894)                      (2,581,677)
                                                                 ------------  --------------                  ---------------
      Total income                                                  6,857,599      12,658,578                  $    19,516,177
                                                                 ------------  --------------                  ---------------

Expenses:
      Investment adviser fee                                        3,755,118       3,345,101    1,682,374  E        8,782,593
      Distribution fee for Series I                                   547,120         411,629     (599,594) F          359,155
      Distribution fee for Series II                                  366,148         511,072      (69,276) F          807,944
      Distribution fee for Series III                                     148              76          (50) F              174
      Custodian fee                                                   677,088         498,639     (677,088) G          498,639
      Fund administration fees                                         46,708          42,096                           88,804
      Printing and postage fees                                        22,329          19,656                           41,985
      Audit and legal fees                                             32,885          31,473      (13,000) G           51,358
      Registration and filing fees                                      5,350           4,810                           10,160
      Trustees fees and expenses                                        5,704           5,287                           10,991
      Miscellaneous                                                    50,573          10,515                           61,088
                                                                 ------------  --------------  -----------     ---------------
      Expenses before reductions by investment adviser              5,509,171       4,880,354      323,366          10,712,891
      Less reductions of expenses by investment adviser                     -        (241,156)    (208,844) G         (450,000)
                                                                 ------------  --------------  -----------     ---------------
      Total expenses                                                5,509,171       4,639,198      114,522          10,262,891
                                                                 ------------  --------------                  ---------------
Net investment income (loss)                                        1,348,428       8,019,380                        9,253,286
                                                                 ------------  --------------                  ---------------

Realized and unrealized gain (loss) on investments,
      foreign currency and forward foreign
      currency contracts:
Net realized gain (loss) on:
      Investment transactions                                      55,814,604      21,547,526                       77,362,130
      Futures contracts                                                   (81)              -                              (81)
      Foreign currency and forward foreign currency contracts         155,172        (470,615)                        (315,443)
Change in unrealized appreciation (depreciation) on:
      Investments                                                  46,699,004      82,947,985                      129,646,989
      Translation of foreign currency and forward foreign
      currency contracts                                                1,058         (17,403)                         (16,345)
                                                                 ------------  --------------                  ---------------
      Net gain (loss) on investments, foreign currency and
      forward foreign currency contracts                          102,669,757     104,007,493                      206,677,250
                                                                 ------------  --------------                  ---------------

Net increase (decrease) in net assets resulting from operations  $104,018,185  $  112,026,873                  $   215,930,536
                                                                 ============  ==============                  ===============

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST - OVERSEAS TRUST
JOHN HANCOCK TRUST - INTERNATIONAL VALUE TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS -
JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL VALUE OF INVESTMENTS)


  OVERSEAS   INTERNATIONAL  PROFORMA                                                              INTERNATIONAL   PROFORMA
    TRUST     VALUE TRUST   COMBINED                                              OVERSEAS TRUST   VALUE TRUST    COMBINED
-----------  -------------  ----------                                            --------------  -------------  ------------
         SHARES/PRINCIPAL AMOUNT                SECURITY DESCRIPTION                                 VALUE
--------------------------------------  ----------------------------------------                  -------------
                                        COMMON STOCK - 92.11%
                                        AUSTRALIA - 2.84%
                   431,094     431,094  AMP, Ltd. *                                               $   1,896,806  $  1,896,806
    205,145                    205,145  CSL, Ltd. *                               $    3,179,897                    3,179,897
                 3,848,220   3,848,220  Iluka Resources, Ltd. *                                      12,090,537    12,090,537
                 2,531,250   2,531,250  John Fairfax Holdings, Ltd. *                                 6,562,830     6,562,830
                   286,200     286,200  National Australia Bank, Ltd. *                               5,936,298     5,936,298
     36,386                     36,386  Newcrest Mining, Ltd. *                          348,522                      348,522
                                                                                  --------------
                 2,693,300   2,693,300  Qantas Airways, Ltd., ADR *                                   6,589,837     6,589,837
                                                                                                  -------------  ------------
                                                                                       3,528,419     33,076,308    36,604,727

                                        BELGIUM - 0.54%
                   178,400     178,400  Belgacom SA *                                                 5,437,070     5,437,070
                                                                                                  -------------
     69,500                     69,500  Fortis *                                       1,540,774                    1,540,774
                                                                                  --------------                 ------------
                                                                                       1,540,774      5,437,070     6,977,844

                                        BERMUDA - 0.59%
                   105,400     105,400  ACE, Ltd.                                                     4,456,312     4,456,312
                                                                                                  -------------
     35,700                     35,700  Nabors Industries, Ltd. *                      1,614,354                    1,614,354
    414,000                    414,000  People's Food Holdings, Ltd. *                   271,783                      271,783
     28,000                     28,000  Weatherford International, Ltd. * (a)          1,259,440                    1,259,440
                                                                                  --------------                 ------------
                                                                                       3,145,577      4,456,312     7,601,889

                                        BRAZIL - 0.02%
     11,500                     11,500  Petroleo Brasileiro SA, ADR (a)                  322,805                      322,805
                                                                                  --------------                 ------------
                                        CANADA - 3.77%
                   289,530     289,530  Abitibi Consolidated Inc. *                                   1,976,130     1,976,130
     15,800                     15,800  Agnico-Eagle Mines, Ltd. - USD (a)               208,718                      208,718
      8,200                      8,200  Agnico-Eagle Mines, Ltd. - CAD *                 108,693                      108,693
                   566,800     566,800  Barrick Gold Corp. *                                         11,237,912    11,237,912
                   227,000     227,000  BCE, Inc. *                                                   4,521,035     4,521,035
    282,200                    282,200  Bombardier, Inc.                                 846,221                      846,221
     73,400                     73,400  Canadian Natural Resources, Ltd. *             2,192,802                    2,192,802
    137,900                    137,900  EnCana Corp. - CAD *                           5,927,046                    5,927,046
     37,000                     37,000  EnCana Corp. - USD                             1,596,920                    1,596,920
                   357,580     357,580  Husky Energy, Inc.                                            6,841,658     6,841,658
                                                                                                  -------------
    171,900                    171,900  Kinross Gold Corp. - CAD *                       951,438                      951,438
    144,000                    144,000  Kinross Gold Corp. - USD *                       800,640                      800,640
     28,900                     28,900  Meridian Gold, Inc. * (a)                        374,833                      374,833
      8,000                      8,000  Petro-Canada *                                   344,025                      344,025
     24,900                     24,900  Precision Drilling Corp. - CAD *               1,183,707                    1,183,707
      3,200                      3,200  Precision Drilling Corp. - USD *                 153,632                      153,632
    377,600                    377,600  Talisman Energy, Inc. - CAD *                  8,196,449                    8,196,449
     16,100                     16,100  Talisman Energy, Inc. - USD                      350,014                      350,014
    165,700                    165,700  Wheaton River Minerals, Ltd. - CAD *             462,269                      462,269
     86,900                     86,900  Wheaton River Minerals, Ltd. - USD * (a)         244,189                      244,189
                                                                                  --------------                 ------------
                                                                                      23,941,596     24,576,735    48,518,331
                                        CAYMAN ISLANDS - 0.47%
                    80,200      80,200  XL Capital, Ltd., Class A (a)                                 6,051,892     6,051,892
                                                                                                  -------------  ------------

                                        CHINA - 0.56%
    228,000                    228,000  BYD Company, Ltd., H Shares *                    672,334                      672,334
     64,080                     64,080  China Telecom Corp., Ltd.  ADR (a)             2,261,383                    2,261,383
                                                                                  --------------
                12,364,000  12,364,000  China Telecom Corp., Ltd. H *                                 4,319,641     4,319,641
                                                                                                  -------------  ------------
                                                                                       2,933,717      4,319,641     7,253,358

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST - OVERSEAS TRUST
JOHN HANCOCK TRUST - INTERNATIONAL VALUE TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS -
JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL VALUE OF INVESTMENTS)

  OVERSEAS   INTERNATIONAL  PROFORMA                                                              INTERNATIONAL   PROFORMA
    TRUST     VALUE TRUST   COMBINED                                              OVERSEAS TRUST   VALUE TRUST    COMBINED
-----------  -------------  ----------                                            --------------  -------------  ------------
         SHARES/PRINCIPAL AMOUNT                SECURITY DESCRIPTION                                 VALUE
--------------------------------------  ----------------------------------------                  -------------

                                        DENMARK - 2.54%
      8,150                      8,150  Coloplast AS, Class B *                   $      769,347                 $    769,347
     49,150                     49,150  Danske Bank A/S *                              1,165,961                    1,165,961
                   105,510     105,510  ISS International A/S *                                   $   5,222,069     5,222,069
     33,000                     33,000  Novo Nordisk A/S *                             1,700,892                    1,700,892
      3,300                      3,300  Novo Nordisk A/S, Class B *                      170,089                      170,089
     90,400                     90,400  Tele Danmark A/S *                             2,940,837                    2,940,837
                                                                                  --------------
                 1,405,450   1,405,450  Vestas Wind Systems A/S *                                    20,672,447    20,672,447
                                                                                                  -------------  ------------
                                                                                       6,747,126     25,894,516    32,641,642

                                        FINLAND - 2.58%
                   634,100     634,100  Metso Oyj *                                                   8,032,928     8,032,928
    217,100                    217,100  Nokia (AB) Oyj *                               3,136,370                    3,136,370
                                                                                  --------------
                   627,700     627,700  Sampo Oyj, A Shares *                                         6,101,516     6,101,516
                   652,490     652,490  Stora Enso Oyj-R Shares *                                     8,861,995     8,861,995
                   373,900     373,900  UPM-Kymmene Oyj *                                             7,123,197     7,123,197
                                                                                                  -------------  ------------
                                                                                       3,136,370     30,119,636    33,256,006

                                        FRANCE - 8.11%
    251,700                    251,700  Alcatel SA, ADR (a)                            3,898,833                    3,898,833
     15,200                     15,200  Assurances Generales de France *                 924,460                      924,460
                    83,900      83,900  Aventis SA *                                                  6,341,420     6,341,420
    219,900        465,600     685,500  AXA *                                          4,848,267     10,265,363    15,113,630
    116,547                    116,547  BNP Paribas SA *                               7,176,373                    7,176,373
     46,300                     46,300  Business Objects SA, ADR * (a)                 1,047,769                    1,047,769
     35,600                     35,600  Caisse Nationale du Credit Agricole *            867,287                      867,287
                   107,800     107,800  Compagnie Generale des Etablissements
                                        Michelin, Class B *                                           5,968,091     5,968,091
     33,817                     33,817  Dassault Systemes SA *                         1,569,845                    1,569,845
     31,600                     31,600  European Aeronautic Defence &
                                        Space Company *                                  880,696                      880,696
    219,606                    219,606  France Telecom SA *                            5,729,892                    5,729,892
     50,267                     50,267  L'Oreal SA *                                   4,019,763                    4,019,763
     29,900                     29,900  Pernod-Ricard SA *                             3,827,866                    3,827,866
     13,800                     13,800  Peugeot SA *                                     769,383                      769,383
    160,400                    160,400  Sanofi-Synthelabo SA (a)                       5,131,196                    5,131,196
     29,300                     29,300  Societe Television Francaise 1 *                 924,022                      924,022
                   292,200     292,200  Suez SA *                                                     6,089,939     6,089,939
     95,528         41,064     136,592  Total SA *                                    18,234,021      7,838,140    26,072,161
                                                                                                  -------------
    287,200                    287,200  Vivendi Universal, ADR * (a)                   8,012,880                    8,012,880
                                                                                  --------------                 ------------
                                                                                      67,862,553     36,502,953   104,365,506

                                        GERMANY - 6.30%
     24,190         35,740      59,930  Adidas-Salomon AG *                            2,891,482      4,272,078     7,163,560
    108,550                    108,550  Allianz AG *                                  11,771,965                   11,771,965
      9,500                      9,500  Altana AG ADR (a)                                573,610                      573,610
     92,434                     92,434  BASF AG *                                      4,953,002                    4,953,002
                   248,040     248,040  Bayer AG *                                                    7,160,656     7,160,656
     18,300                     18,300  Deutsche Bank AG                               1,447,713                    1,447,713
     43,107                     43,107  Deutsche Boerse AG *                           2,193,285                    2,193,285
                   327,300     327,300  Deutsche Post AG *                                            7,076,640     7,076,640
  1,276,200                  1,276,200  Deutsche Telekom AG * (a)                     22,601,502                   22,601,502
     21,536         80,000     101,536  E.ON AG *                                      1,555,616      5,778,664     7,334,280
                                                                                                  -------------
     56,400                     56,400  Fresenius Medical Care AG *                    4,190,062                    4,190,062
     19,400                     19,400  Muenchener Rueckversicherungs-
                                        GesellschaftAG *                               2,105,534                    2,105,534
     52,505                     52,505  RWE AG *                                       2,471,911                    2,471,911
                                                                                  --------------                 -------------
                                                                                      56,755,682     24,288,038    81,043,720

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST - OVERSEAS TRUST
JOHN HANCOCK TRUST - INTERNATIONAL VALUE TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS -
JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL VALUE OF INVESTMENTS)

  OVERSEAS   INTERNATIONAL  PROFORMA                                                              INTERNATIONAL   PROFORMA
    TRUST     VALUE TRUST   COMBINED                                              OVERSEAS TRUST   VALUE TRUST    COMBINED
-----------  -------------  ----------                                            --------------  -------------  ------------
         SHARES/PRINCIPAL AMOUNT                SECURITY DESCRIPTION                                 VALUE
--------------------------------------  ----------------------------------------                  -------------
                                        GREECE - 0.11%
     46,900                     46,900  Cosmote Mobile Communications SA *        $      731,249                 $    731,249
     38,120                     38,120  Greek Organization of Football                   716,012                      716,012
                                        Prognostics *                             --------------                 ------------
                                                                                       1,447,261                    1,447,261

                                        HONG KONG - 2.61%
                 1,283,400   1,283,400  Bank of East Asia *                                       $   3,677,576     3,677,576
                   862,000     862,000  Cheung Kong Holdings, Ltd. *                                  6,354,731     6,354,731
                   300,600     300,600  China Mobile Hong Kong, Ltd., ADR (a)                         4,557,096     4,557,096
                   912,100     912,100  CLP Holdings, Ltd. *                                          4,993,355     4,993,355
     53,500                     53,500  Esprit Holdings, Ltd. *                          239,387                      239,387
  1,228,000                  1,228,000  Global Bio-chem Technology
                                        Group Company *                                  889,547                      889,547
    594,000                    594,000  Hong Kong Exchange & Clearing, Ltd. *          1,222,316                    1,222,316
    294,200        872,000   1,166,200  Hutchison Whampoa, Ltd. *                      2,008,558      5,953,306     7,961,864
                                                                                                  -------------
  2,025,000                  2,025,000  Techtronic Industries Company, Ltd. *          3,232,336                    3,232,336
    124,000                    124,000  Television Broadcast, Ltd. *                     532,585                      532,585
                                                                                  --------------                 ------------
                                                                                       8,124,729     25,536,064    33,660,793

                                        INDIA - 1.33%
    149,415                    149,415  Bank Of Baroda *                                 487,919                      487,919
    195,000                    195,000  Cipla, Ltd. *                                    901,077                      901,077
     47,000                     47,000  Dr Reddy's Laboratories, Ltd. *                  751,959                      751,959
    342,723                    342,723  Housing Development Finance Corp.,
                                        Ltd. *                                         3,855,960                    3,855,960
    127,914                    127,914  I-Flex Solutions, Ltd. *                       1,614,335                    1,614,335
     41,975                     41,975  Infosys Technologies, Ltd. *                   5,043,484                    5,043,484
    108,500                    108,500  Reliance Industries, Inc. *                    1,014,067                    1,014,067
    391,140                    391,140  Satyam Computer Services, Ltd. *               2,599,232                    2,599,232
     52,900                     52,900  State Bank Of India *                            495,625                      495,625
     25,698                     25,698  Wipro, Ltd. *                                    297,457                      297,457
                                                                                  --------------                 ------------
                                                                                      17,061,115                   17,061,115

                                        INDONESIA - 0.04%
  4,133,000                  4,133,000  PT Bank Mandiri *                                516,680                      516,680
                                                                                  --------------                 ------------
                                        ISRAEL - 0.56%
                   266,200     266,200  Check Point Software Technologies,                            7,184,738     7,184,738
                                        Ltd. * (a)                                                -------------  ------------
                                        ITALY - 0.88%
    104,962        465,250     570,212  Eni SPA *                                      2,086,580      9,248,883    11,335,463
                                                                                  --------------  -------------  ------------
                                        JAPAN - 12.19%
     20,700                     20,700  Advantest Corp. *                              1,383,849                    1,383,849
     75,400                     75,400  Canon, Inc. *                                  3,964,973                    3,964,973
    433,000                    433,000  Daiwa Securities Group, Inc. *                 3,104,596                    3,104,596
     85,600                     85,600  Familymart Company, Ltd. *                     2,786,922                    2,786,922
                   775,000     775,000  Hitachi, Ltd. *                                               5,322,832     5,322,832
     47,900                     47,900  Honda Motor Company, Ltd. *                    2,304,211                    2,304,211
    193,000                    193,000  Ito-Yokado Company, Ltd. *                     8,242,809                    8,242,809
     76,700                     76,700  Jafco Company, Ltd. *                          5,843,075                    5,843,075
      1,204                      1,204  KDDI Corp. *                                   6,870,877                    6,870,877
     42,600                     42,600  Kyocera Corp. *                                3,607,627                    3,607,627
        164                        164  Millea Holdings, Inc. *                        2,429,741                    2,429,741
      1,724                      1,724  Mizuho Financial Group, Inc. *                 7,804,472                    7,804,472
     56,200                     56,200  Murata Manufacturing Company, Ltd. *           3,196,891                    3,196,891
                   492,000     492,000  NEC Corp. *                                                   3,455,631     3,455,631
    986,000                    986,000  Nikko Cordial Corp. *                          4,770,168                    4,770,168

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST - OVERSEAS TRUST
JOHN HANCOCK TRUST - INTERNATIONAL VALUE TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS -
JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL VALUE OF INVESTMENTS)

  OVERSEAS   INTERNATIONAL  PROFORMA                                                              INTERNATIONAL   PROFORMA
    TRUST     VALUE TRUST   COMBINED                                              OVERSEAS TRUST   VALUE TRUST    COMBINED
-----------  -------------  ----------                                            --------------  -------------  ------------
         SHARES/PRINCIPAL AMOUNT                SECURITY DESCRIPTION                                 VALUE
--------------------------------------  ----------------------------------------                  -------------
                                         JAPAN (CONTINUED)
                    69,100      69,100   Nintendo Company, Ltd. *                                 $   7,994,101  $  7,994,101
     29,900                     29,900   Nippon System Development Company,
                                         Ltd. *                                   $      650,803                      650,803
                   400,126     400,126   Nippon Telegraph & Telephone Corp.,
                                         ADR (a)                                                     10,739,382    10,739,382
     68,000                     68,000   Nitto Denko Corp. *                           3,470,118                    3,470,118
      5,900                      5,900   Nomura Research Institute, Ltd. *               627,528                      627,528
    514,000                    514,000   Nomura Securities Company, Ltd. *             7,591,659                    7,591,659
                   121,000     121,000   Ono Pharmaceutical Company, Ltd. *                           5,676,803     5,676,803
     11,400                     11,400   Oriental Land Company, Ltd. *                   747,524                      747,524
     28,700                     28,700   Orix Corp. *                                  3,280,900                    3,280,900
     20,000                     20,000   Rohm Company *                                2,388,769                    2,388,769
    328,000                    328,000   Seiyu, Ltd. *                                 1,073,885                    1,073,885
     10,700                     10,700   SMC Corp. *                                   1,154,694                    1,154,694
     27,600                     27,600   SOFTBANK Corp. *                              1,211,578                    1,211,578
                   198,800     198,800   Sony Corp. *                                                 7,472,386     7,472,386
    264,000                    264,000   Sumitomo Electric Industries, Ltd. *          2,687,201                    2,687,201
      1,546                      1,546   Sumitomo Mitsui Financial Group, Inc. *      10,575,774                   10,575,774
                    41,800      41,800   Takeda Chemical Industries, Ltd. *                           1,831,103     1,831,103
                                                                                                  -------------
     31,800                     31,800   TDK Corp. *                                   2,408,011                    2,408,011
     61,400                     61,400   Tokyo Electron, Ltd. *                        3,436,536                    3,436,536
    195,500                    195,500   Toyota Motor Corp. *                          7,902,602                    7,902,602
      2,031                      2,031   UFJ Holdings, Inc. *                          8,952,782                    8,952,782
                                                                                  --------------                 ------------
                                                                                     114,470,575     42,492,238   156,962,813

                                         MALAYSIA - 0.06%
    428,150                    428,150   Public Bank Berhad *                            743,629                      743,629
                                                                                  --------------                 ------------

                                         MEXICO - 0.63%
                   243,500     243,500   Telefonos de Mexico SA de CV, ADR,
                                         Class L                                                      8,101,245     8,101,245
                                                                                                  -------------  ------------

                                         NETHERLANDS - 6.03%
     17,400                     17,400   Aegon NV *                                      210,042                      210,042
                   319,430     319,430   Akzo Nobel NV *                                             11,762,418    11,762,418
    548,459                    548,459   ASML Holding NV *                             9,292,960                    9,292,960
    257,528        445,460     702,988   ING Groep NV *                                6,085,677     10,526,723    16,612,400
    254,646                    254,646   Koninklijke (Royal) KPN NV *                  1,941,753                    1,941,753
                   273,608     273,608   Koninklijke (Royal) Philips Electronics                      7,375,525     7,375,525
                                         NV *
    138,700                    138,700   Koninklijke Ahold NV *                        1,089,730                    1,089,730
                   808,900     808,900   Reed Elsevier NV *                                          11,370,601    11,370,601
     73,500                     73,500   Unilever NV                                   5,035,485                    5,035,485
    169,422                    169,422   VNU NV *                                      4,926,120                    4,926,120
    164,476        278,840     443,316   Wolters Kluwer NV *                           2,989,194      5,067,651     8,056,845
                                                                                  --------------  -------------  ------------
                                                                                      31,570,961     46,102,918    77,673,879

                                         NEW ZEALAND - 0.13%
                   444,900     444,900   Telecom Corp. of New Zealand, Ltd. *                         1,654,627     1,654,627
                                                                                                  -------------  ------------

                                         NORWAY - 0.78%
     27,400                     27,400   Golar LNG, Inc. *                               423,004                      423,004
                                                                                  --------------
                 1,380,700   1,380,700   Telenor AS *                                                 9,601,890     9,601,890
                                                                                                  -------------  ------------
                                                                                         423,004      9,601,890    10,024,894

                                         PERU - 0.02%
     12,800                     12,800   Compania de Minas Buenaventura SA,
                                         ADR (a)                                         282,880                      282,880
                                                                                  --------------                 ------------

                                         PORTUGAL - 0.12%
    142,939                    142,939   Portugal Telecom, SGPS, SA *                  1,544,390                    1,544,390
                                                                                  --------------                 ------------

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST - OVERSEAS TRUST
JOHN HANCOCK TRUST - INTERNATIONAL VALUE TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS -
JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL VALUE OF INVESTMENTS)

  OVERSEAS   INTERNATIONAL  PROFORMA                                                              INTERNATIONAL   PROFORMA
    TRUST     VALUE TRUST   COMBINED                                              OVERSEAS TRUST   VALUE TRUST    COMBINED
-----------  -------------  ----------                                            --------------  -------------  ------------
         SHARES/PRINCIPAL AMOUNT                SECURITY DESCRIPTION                                 VALUE
--------------------------------------  ----------------------------------------                  -------------
                                        RUSSIA - 0.39%
     18,400                     18,400  JSC MMC Norilsk Nickel, ADR (a)           $    1,008,320                 $  1,008,320
     12,900                     12,900  Lukoil, ADR                                    1,357,080                    1,357,080
     45,000                     45,000  OAO Gazprom, ADR (a)                           1,291,500                    1,291,500
     44,135                     44,135  Yukos Corp., ADR (a)                           1,403,493                    1,403,493
                                                                                  --------------                 ------------
                                                                                       5,060,393                    5,060,393

                                        SINGAPORE - 0.27%
                   417,000     417,000  DBS Group Holdings, Ltd. *                                $   3,488,526     3,488,526
                                                                                                  -------------  ------------

                                        SOUTH AFRICA - 0.14%
     55,800                     55,800  Harmony Gold Mining Company, Ltd. (a)            590,922                      590,922
    264,699                    264,699  MTN Group, Ltd. *                              1,212,596                    1,212,596
                                                                                  --------------                 ------------
                                                                                       1,803,518                    1,803,518

                                        SOUTH KOREA - 4.48%
     35,430                     35,430  Honam Petrochemical Corp. *                    1,208,085                    1,208,085
     55,400                     55,400  Kookmin Bank *                                 1,721,212                    1,721,212
                    93,250      93,250  Kookmin Bank ADR                                              2,926,185     2,926,185
                   340,530     340,530  Korea Electric Power Corp., ADR (a)                           3,119,255     3,119,255
                    89,020      89,020  Korea Electric Power Corp. *                                  1,432,949     1,432,949
                   784,500     784,500  KT Corp., ADR (a)                                            14,152,380    14,152,380
     77,160                     77,160  LG Electronics, Inc. *                         3,659,340                    3,659,340
     59,140                     59,140  Samsung Electro-Mechanics Company *            1,676,188                    1,676,188
     18,785         32,290      51,075  Samsung Electronics Company *                  7,754,604     13,329,580    21,084,184
     76,840                     76,840  Shinhan Financial Group Company, Ltd. *        1,117,189                    1,117,189
                   265,670     265,670  SK Telecom Company, Ltd., ADR (a)                             5,576,413     5,576,413
                                                                                  --------------  -------------  ------------
                                                                                      17,136,618     40,536,762    57,673,380

                                        SPAIN - 2.53%
     54,600                     54,600  Banco Bilbao Vizcaya Argentaria SA *             730,261                      730,261
     54,100                     54,100  Banco Popular Espanol SA *                     3,059,040                    3,059,040
    374,148                    374,148  Banco Santander Central, Hispano SA *          3,887,543                    3,887,543
                   343,420     343,420  Iberdrola SA *                                                7,257,847     7,257,847
                   351,400     351,400  Repsol-YPF SA *                                               7,704,723     7,704,723
    447,665        223,700     671,365  Telefonica SA *                                6,625,401      3,310,740     9,936,141
                                                                                  --------------  -------------  ------------
                                                                                      14,302,245     18,273,310    32,575,555

                                        SWEDEN - 2.51%
                   119,300     119,300  Atlas Copco AB-A Shares *                                     4,430,554     4,430,554
                   244,150     244,150  ForeningsSparbanken AB, Series A *                            4,671,486     4,671,486
                   373,998     373,998  Nordic Baltic Holding-DKK *                                   2,690,765     2,690,765
                   874,320     874,320  Nordic Baltic Holding-EUR *                                   6,304,852     6,304,852
                   433,600     433,600  Securitas AB-B Shares *                                       5,415,679     5,415,679
                                                                                                  -------------
     86,700                     86,700  Skandia Forsakrings AB *                         359,426                      359,426
     79,300                     79,300  Skandinaviska Enskilda Banken AB,              1,148,512                    1,148,512
                                        Series A *
    242,800                    242,800  Telefonaktiebolaget LM Ericsson,
                                        ADR * (a)                                      7,264,576                    7,264,576
                                                                                  --------------                 ------------
                                                                                       8,772,514     23,513,336    32,285,850

                                        SWITZERLAND - 4.65%
      5,526                      5,526  Actelion Ltd. *                                  635,629                      635,629
     31,233                     31,233  Adecco SA *                                    1,556,785                    1,556,785
     96,590                     96,590  Compagnie Financiere Richemont AG *            2,522,960                    2,522,960
    168,816                    168,816  Credit Suisse Group *                          6,000,728                    6,000,728
                    38,000      38,000  Nestle SA *                                                  10,138,190    10,138,190
    242,168                    242,168  Novartis AG *                                 10,687,580                   10,687,580
     75,191                     75,191  Roche Holdings AG-Genusschein *                7,447,627                    7,447,627

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST - OVERSEAS TRUST
JOHN HANCOCK TRUST - INTERNATIONAL VALUE TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS -
JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL VALUE OF INVESTMENTS)

  OVERSEAS   INTERNATIONAL  PROFORMA                                                              INTERNATIONAL   PROFORMA
    TRUST     VALUE TRUST   COMBINED                                              OVERSEAS TRUST   VALUE TRUST    COMBINED
-----------  -------------  ----------                                            --------------  -------------  ------------
         SHARES/PRINCIPAL AMOUNT                SECURITY DESCRIPTION                                 VALUE
--------------------------------------  ----------------------------------------                  -------------
                                        SWITZERLAND - CONTINUED
                    92,440      92,440  Swiss Reinsurance Company *                               $   6,006,865  $  6,006,865
    127,350         51,000     178,350  UBS AG-USD *                              $    8,977,265      3,595,135    12,572,400
                                                                                                  -------------
     14,420                     14,420  Zurich Financial Services AG *                 2,277,782                    2,277,782
                                                                                  --------------                 ------------
                                                                                      40,106,356     19,740,190    59,846,546

                                        TAIWAN - 1.69%
                   471,400     471,400  Chunghwa Telecom Company Ltd., ADR                            8,315,496     8,315,496
                                                                                                  -------------
    193,000                    193,000  High Tech Computer Corp. *                       843,873                      843,873
    591,600                    591,600  Hon Hai Precision Industry Company,
                                        Ltd. *                                         2,199,583                    2,199,583
    864,000                    864,000  Quanta Computer, Inc. *                        1,837,478                    1,837,478
    407,000                    407,000  Taishin Financial Holdings Company,
                                        Ltd. *                                           335,333                      335,333
     96,200                     96,200  Manufacturing Company, Ltd., ADR                 799,422                      799,422
    186,400                    186,400  United Microelectronics Corp., ADR * *           803,384                      803,384
  6,767,000                  6,767,000  United Microelectronics Corp. *                5,031,975                    5,031,975
  3,045,000                  3,045,000  Yageo Corp. *                                  1,566,880                    1,566,880
                                                                                  --------------                 ------------
                                                                                      13,417,928      8,315,496    21,733,424

                                        UNITED KINGDOM - 20.32%
    212,290                    212,290  3i Group PLC *                                 2,357,272                    2,357,272
    203,900        813,100   1,017,000  Abbey National Benefit Consultants,
                                        Ltd. *                                         1,897,232      7,565,665     9,462,897
    153,800                    153,800  AstraZeneca Group PLC *                        6,898,111                    6,898,111
     80,100                     80,100  Aviva PLC *                                      826,264                      826,264
    191,669        694,963     886,632  BHP Billiton PLC *                             1,662,677      6,028,618     7,691,295
                   435,000     435,000  Boots Group PLC *                                             5,425,651     5,425,651
    815,366      1,172,800   1,988,166  BP PLC *                                       7,198,727     10,354,451    17,553,178
                 1,220,374   1,220,374  Brambles Industries, Ltd. *                                   4,712,450     4,712,450
                 2,452,854   2,452,854  Bristish Aerospace Systems PLC *                              9,749,570     9,749,570
     92,500         49,670     142,170  British Sky Broadcasting Group PLC *           1,043,053        560,091     1,603,144
                 1,019,800   1,019,800  Cadbury Schweppes PLC *                                       8,795,651     8,795,651
    535,200                    535,200  Centrica PLC *                                 2,178,244                    2,178,244
  1,648,900                  1,648,900  Dixons Group PLC *                             4,939,807                    4,939,807
    189,062                    189,062  E D & F Manitoba Treasury Management *         4,894,481                    4,894,481
     85,000                     85,000  Enterprise Inns PLC *                            886,055                      886,055
                   535,900     535,900  GlaxoSmithKline PLC *                                        10,842,317    10,842,317
    623,500                    623,500  Hilton Group PLC *                             3,119,749                    3,119,749
    879,756                    879,756  HSBC Holdings PLC *                           13,078,269                   13,078,269
    802,251                    802,251  ITV PLC *                                      1,679,834                    1,679,834
    443,688                    443,688  Kesa Electricals PLC *                         2,326,619                    2,326,619
                 3,298,300   3,298,300  Kidde PLC *                                                   7,145,494     7,145,494
     87,600      1,085,800   1,173,400  Lloyds TSB Group PLC *                           685,663      8,498,775     9,184,438
    723,500                    723,500  mm02 PLC *                                     1,216,541                    1,216,541
                   987,200     987,200  National Grid Transco PLC *                                   7,615,157     7,615,157
                   528,800     528,800  Pearson PLC *                                                 6,423,037     6,423,037
    177,379                    177,379  Prudential Corp. *                             1,525,853                    1,525,853
    102,700                    102,700  Reckitt & Colman *                             2,906,347                    2,906,347
                 2,367,800   2,367,800  Rentokil Initial PLC *                                        6,202,789     6,202,789
    299,800                    299,800  Reuters Group PLC *                            2,013,696                    2,013,696
     87,429                     87,429  Rexam PLC *                                      710,477                      710,477
    198,703                    198,703  Rio Tinto PLC *                                4,776,636                    4,776,636
                 1,396,200   1,396,200  Rolls-Royce Group PLC *                                       6,372,228     6,372,228
     75,300                     75,300  Royal Bank of Scotland PLC *                   2,167,802                    2,167,802
                 1,193,700   1,193,700  Shell Transport & Trading Company PLC *                       8,753,624     8,753,624
    114,400        871,200     985,600  Shire Pharmaceuticals Group PLC, ADR (a)       3,059,056      7,604,809    10,663,865
    555,800                    555,800  Smith & Nephew PLC *                           5,980,169                    5,980,169
                   682,400     682,400  Smiths Group PLC *                                            9,235,130     9,235,130

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST - OVERSEAS TRUST
JOHN HANCOCK TRUST - INTERNATIONAL VALUE TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2004
(UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL VALUE OF INVESTMENTS)

                INTERNATIONAL     PROFORMA                                                       INTERNATIONAL      PROFORMA
OVERSEAS TRUST   VALUE TRUST      COMBINED                                       OVERSEAS TRUST   VALUE TRUST       COMBINED
--------------  ------------- ---------------                                    -------------- --------------   -------------
            SHARES/PRINCIPAL AMOUNT                    SECURITY DESCRIPTION                         VALUE
---------------------------------------------   --------------------------------                 -------------
                                               UNITED KINGDOM (CONTINUED)
        495,007                      495,007   Tesco PLC *                       $  2,389,324                    $    2,389,324
                  1,160,290        1,160,290   Unilever PLC *                                   $  11,379,888        11,379,888
     11,548,327   2,886,500       14,434,827   Vodafone Group PLC *                25,280,193       6,318,775        31,598,968
                                                                                                -------------
         63,800                       63,800   William Hill PLC *                     640,774                           640,774
        120,600                      120,600   Xstrata PLC *                        1,611,347                         1,611,347
        323,100                      323,100   Yell Group PLC *                     2,019,368                         2,019,368
                                                                                 ------------                    --------------
                                                                                  111,969,640     149,584,170       261,553,810
                                               UNITED STATES - 1.32%
            100                          100   Apropos Technology, Inc. * (a)             390                               390
         93,600                       93,600   ENSCO International, Inc. (a)        2,723,760                         2,723,760
         27,100                       27,100   Fox Entertainment Group,
                                                 Inc., Class A *                      723,570                           723,570
         91,400                       91,400   Freeport-McMoRan Copper & Gold,
                                                 Inc., Class B                      3,029,910                         3,029,910
         98,700                       98,700   Grant Prideco, Inc. * (a)            1,822,002                         1,822,002
         57,200                       57,200   Infineon Technologies AG *             777,920                           777,920
          7,700                        7,700   Newmont Mining Corp.                   298,452                           298,452
         71,200                       71,200   NTL, Inc.                            4,102,544                         4,102,544
         41,800                       41,800   Pride International, Inc. *            715,198                           715,198
         24,097                       24,097   Synthes, Inc. *                      2,747,701                         2,747,701
            400                          400   Wellcare Health Plans, Inc. *            6,800                             6,800
                                                                                 ------------                    --------------
                                                                                   16,948,247                        16,948,247
                                                                                 ============   =============    ==============
                                               TOTAL COMMON STOCKS
                                                 (Cost: $1,070,651,984)          $577,703,882   $ 608,097,494    $1,185,801,376
                                                                                 ============   =============    ==============
                                               PREFERRED STOCKS - 1.18%
                                               AUSTRALIA - 0.53%
        207,100                      207,100   The News Corp., Ltd., ADR            6,809,448                         6,809,448
                                                                                 ------------                    --------------
                                               GERMANY - 0.65%
         40,231                       40,231   Fresenius Medical Care AG *          2,155,746                         2,155,746
          4,499                        4,499   Porsche AG *                         3,014,400                         3,014,400
                                                                                 ------------
                    110,650          110,650   Volkswagen AG - Non Voting
                                                 Preferred *                                        3,202,437         3,202,437
                                                                                                -------------    --------------
                                                                                    5,170,146       3,202,437         8,372,583
                                                                                 ============   =============    ==============
                                               TOTAL PREFERRED STOCK
                                                 (Cost: $14,112,130)             $ 11,979,594   $   3,202,437    $   15,182,031
                                                                                 ============   =============    ==============
                                               WARRANTS - 0.00%
                                               HONG KONG - 0.00%
        124,250                      124,250   Global Bio-Chemical                      8,124                             8,124
                                                                                 ------------                    --------------
                                               (Expiration date 05/31/2007;
                                                 strike price 9.80 HKD) *
                                                                                 ============                    ==============
                                               TOTAL WARRANTS (Cost: $0)         $      8,124                    $        8,124
                                                                                 ============                    ==============
                                               FOREIGN GOVERNMENT
                                                 OBLIGATIONS - 0.56%
                                                GERMANY - 0.28%
                                                Federal Republic of Germany
  EUR 3,670,000                 EUR 3,670,000   4.25% due 01/04/2014
                                                  to 07/04/2014                      3,567,056                        3,567,056
                                                                                  ------------                    -------------
                                                JAPAN - 0.28%
                                                Government of Japan
JPY 401,600,000               JPY 401,600,000   0.10% due 08/20/2005                 3,674,391                        3,674,391
                                                                                  ------------                    -------------
                                                TOTAL FOREIGN GOVERNMENT
                                                  OBLIGATIONS (Cost: $7,246,388)  $  7,241,447                   $    7,241,447
                                                                                  ============                   ==============

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST - OVERSEAS TRUST
JOHN HANCOCK TRUST - INTERNATIONAL VALUE TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2004
(UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL VALUE OF INVESTMENTS)

                INTERNATIONAL   PROFORMA                                                           INTERNATIONAL     PROFORMA
OVERSEAS TRUST   VALUE TRUST    COMBINED                                           OVERSEAS TRUST   VALUE TRUST      COMBINED
--------------  ------------- ----------                                           --------------  -------------   ------------
      SHARES/PRINCIPAL AMOUNT                 SECURITY DESCRIPTION                                    VALUE
---------------------------------------- ----------------------------------                        -------------
                                         CORPORATE BONDS - 0.24%
                                         FRANCE - 0.04%
                                         AXA
                 EUR 22,817  EUR 22,817  zero coupon due 12/21/2004                                $     510,286   $      510,286
                                                                                                   -------------   --------------
                                         UNITED KINGDOM - 0.20%
                                         Telewest Communications PLC
                                         zero coupon, Step up to 9.25% on
  $425,000                     $425,000    04/15/2004 due 04/15/2009                     204,000                          204,000
                                         zero coupon, Step up to 11.375% on
   160,000                      160,000  02/01/2005 due 02/01/2010 +                      70,400                           70,400
   755,000                      755,000  9.625% due 10/01/2006                           434,125                          434,125
 1,095,000                    1,095,000  9.875% due 02/01/2010 +                         602,250                          602,250
 2,095,000                    2,095,000  11.00% due 10/01/2007                         1,230,813                        1,230,813
                                                                                   -------------                   --------------
                                                                                       2,541,588                        2,541,588
                                                                                   =============   =============   ==============
                                         TOTAL CORPORATE BONDS
                                           (Cost: $2,523,772)                      $   2,541,588   $     510,286   $    3,051,874
                                                                                   =============   =============   ==============
                                         SHORT TERM INVESTMENTS - 19.46%

131,206,379     119,259,804 250,466,183  State Street Navigator Securities
                                           Lending Prime Portfolio (b)             $ 131,206,379   $ 119,259,804   $  250,466,183
                                                                                   =============   =============   ==============
                                         TOTAL SHORT TERM INVESTMENTS
                                           (Cost $250,466,183)                     $ 131,206,379   $ 119,259,804   $  250,466,183
                                                                                   =============   =============   ==============
                                         REPURCHASE AGREEMENTS - 8.90%

                                         Repurchase Agreement with State
                                         Street Corp. dated 06/30/2004 at
                                         0.50% to be repurchased at
                                         $83,339,157 on 07/01/2004,
                                         collateralized by $25,900,000
                                         U.S. Treasury Bonds, 7.875% due
                                         02/15/2021 (valued at $34,011,181,
                                         including interest) and $42,240,000
                                         U.S. Treasury Bonds, 6.875% due
                                         08/15/2025 (valued at $51,004,800,
83,338,000                   83,338,000  including interest).                      $  83,338,000                   $   83,338,000
                                                                                   -------------                   --------------

                                         Repurchase Agreement with State Street
                                         Corp. dated 06/30/2004 at 0.35% to be
                                         repurchased at $31,188,303 on 07/01/2004,
                                         collateralized by $23,865,000 U.S.
                                         Treasury Bonds, 8.125% due 08/15/2019
                                         (valued at $31,816,102, including
                 31,188,000  31,188,000  interest).                                                $  31,188,000   $   31,188,000
                                                                                   =============   =============   ==============
                                         TOTAL REPURCHASE AGREEMENTS
                                           (Cost $114,526,000)                     $ 83,338,000    $  31,188,000   $  114,526,000
                                                                                   =============   =============   ==============
                                         TOTAL INVESTMENTS
                                           (COST: $1,459,526,457)- (122.45%)       $ 814,019,014   $ 762,258,021   $1,576,277,035
                                         LIABILITIES IN EXCESS OF OTHER
                                           ASSETS - (22.45)%                       $(170,137,285)  $(118,802,877)  $ (289,029,146)++
                                                                                   =============   =============   ==============
                                         TOTAL NET ASSETS - 100.00%                $ 643,881,729   $ 643,455,144   $1,287,247,889
                                                                                   =============   =============   ==============

Key to Currency Abbreviations
CAD                    - Canadian Dollar
DKK                    - Danish Krone
EUR                    - European Currency
HKD                    - Hong Kong Dollar
USD                    - United States Dollar

Key to Security Abbreviations and Legend
ADR                    - American Depository Receipts
PLC                    - Public Limited Company

*     Non-income producing

+ Non-income producing, issuer is in bankruptcy and is in default of interest payments

(a)   At June 30, 2004 all or a portion of this security was out on loan

(b)   Investment in an affiliate of the Trust's custodian bank

++ Includes an adjustment to reflect estimated one-time proxy, legal and other expenses of the reorganization. These estimated expenses are $44,507 and $44,477 in Overseas and International Value, respectively.

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

1. BASIS OF COMBINATION. The Pro Forma Combining Schedule of Portfolio Investments, Statements of Assets and Liabilities and Statements of Operations reflect the accounts of the Overseas ("Overseas") and International Value ("International Value") Trusts, two of seventy-nine investment Portfolios offered by the John Hancock Trust (the "Trust") at and for the twelve month period ended June 30, 2004. These statements have been derived from the books and records of each Portfolio utilized in calculating daily net asset value at June 30, 2004.

The Pro Forma statements reflect the proposed transfer of the assets and liabilities of Overseas in exchange for shares of International Value. Under generally accepted accounting principles in the United States of America ("GAAP"), International Value will be the surviving entity for accounting purposes. The Pro Forma financial statements have been adjusted to reflect the anticipated fee arrangements for the surviving entity and do reflect the expenses of each of these Portfolios in carrying out their obligations under the Agreement and Plan of Reorganization. If approved by shareholders, the reorganization is expected to occur as of the close of regularly scheduled trading on the New York Stock Exchange on April 29, 2005.


The Pro Forma Combining Schedule of Portfolio Investments, Statements of Assets and Liabilities and Statements of Operations should be read in conjunction with the historical financial statements of Overseas and International Value incorporated by reference in the Statement of Additional Information.

As of June 30, 2004, all of the securities held by Overseas would comply with the compliance guidelines and/or investment restrictions of International Value.

Shares of the Portfolios are presently offered only to: Separate Accounts A, H, I, L, M, N and in the case of certain Portfolios, to unregistered separate accounts issued by The Manufacturers Life Insurance Company (U.S.A.) ("Manulife USA") and to Separate Accounts A and B and in the case of certain Portfolios, to unregistered separate accounts issued by The Manufacturers Life Insurance Company of New York ("Manulife New York") and in the case of Series III shares, to certain qualified pension and retirement plans. Manulife USA and Manulife New York are indirect wholly owned subsidiaries of The Manufacturers Life Insurance Company ("Manulife"), which in turn is a wholly owned subsidiary of Manulife Financial Corporation, a publicly traded company. Manulife Financial Corporation and its subsidiaries are known collectively as "Manulife Financial". Manulife New York is a wholly owned subsidiary of Manulife USA.

Manufacturers Securities Services, LLC ("MSS"), a Delaware limited liability company controlled by Manulife USA, serves as investment adviser for the Trust and Manulife Financial Securities, LLC ("MFS") a Delaware limited liability company controlled by Manulife USA, serves as principal underwriter of the variable contracts issued by Manulife USA and Manulife New York.

The Trust offers three classes of shares. Series I, Series II and Series III shares are the same, except for differences in class expenses and voting rights with respect to its distribution plan.

Pro Forma Adjustments:

      (A) Adjustment to reflect estimated one-time proxy, legal and other expenses of the reorganization. These estimated expenses are $44,507 and $44,477 in Overseas and International Value, respectively.

      (B) Adjustment to reflect amount allocated to capital shares ($0.01 par value) for shares redeemed in reorganization.

      (C) Adjustment to reflect the reduction in net assets due to the estimated expense of the reorganization.

      (D) Adjustment to reflect the decrease in outstanding shares relative to Net Asset Value upon reorganization.

      (E) Adjustment to reflect the change in advisory fees upon reorganization.

      (F) Adjustment to reflect the change in 12b-1 distribution fees upon reorganization.

      (G)   Adjustment to reflect the reduction in expense upon reorganization.

2. SIGNIFICANT ACCOUNTING POLICIES. The policies described below are followed by the Trust in the preparation of the financial statements. The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

SECURITY VALUATION. The net asset value of the shares of each portfolio is determined once daily as of the close of day-time trading of the New York Stock Exchange. Securities held by Money Market and short term instruments with remaining maturities of 60 days or less held by the other Portfolios of the Trust are valued at amortized cost, which approximates market value. All other securities held by the Portfolios are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on a principal securities exchange (domestic or foreign) or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Portfolio securities for which there are no such quotations, principally debt securities, are valued on the basis of the valuation provided by a pricing service, which utilizes both dealer-supplied and electronic data processing techniques.

Other assets and securities for which no such quotations are readily available are valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange. The values of such securities used in computing the net asset value of a portfolio's shares are generally determined as of such times.

Occasionally, events that affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange. In such event, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

JOHN HANCOCK TRUST
NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED) - CONTINUED

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

FEDERAL INCOME TAXES. The Portfolios' policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. Each Portfolio of the Trust is treated as a separate taxpayer for federal income tax purposes.

JOHN HANCOCK TRUST - SMALL COMPANY BLEND TRUST
JOHN HANCOCK TRUST - SMALL CAP OPPORTUNITIES TRUST
PRO FORMA COMBINING STATEMENTS OF ASSETS AND
 LIABILITIES - JUNE 30, 2004 (UNAUDITED)

                                                                                                                        SMALL CAP
                                                                                                                      OPPORTUNITIES
                                                               SMALL COMPANY        SMALL CAP                             TRUST
                                                                   BLEND          OPPORTUNITIES      PRO FORMA          PRO FORMA
                                                                   TRUST              TRUST         ADJUSTMENTS          COMBINED
                                                               -------------      -------------     -----------       -------------
ASSETS

Investments in securities, at value                             $208,940,487      $139,308,890                        $348,249,377
       Securities on loan, at value                               52,246,225        36,686,102                          88,932,327
       Repurchase agreements, at value                             2,036,000        10,128,000                          12,164,000
                                                                ------------      ------------                        ------------
       TOTAL INVESTMENTS IN SECURITIES, AT VALUE
       (See accompanying portfolio of investments)               263,222,712       186,122,992                         449,345,704
Cash                                                                     629                20                                 649
Receivables:
       Investments sold                                              283,798            53,086                             336,884
       Fund shares sold                                              127,888           333,626                             461,514
       Dividends and interest                                        262,205           277,850                             540,055
       Foreign tax withholding reclaims                                  534                 -                                 534
Other assets                                                           4,296             1,488                               5,784
                                                                ------------      ------------                        ------------
       TOTAL ASSETS                                              263,902,062       186,789,062                         450,691,124
                                                                ------------      ------------                        ------------

LIABILITIES

Payables:

       Investments purchased                                         255,214           877,120                           1,132,334
       Fund shares redeemed                                          140,888           200,392                             341,280
       Dividend and interest withholding tax                           3,972               949                               4,921
       Other payables and accrued expenses                            25,905            11,151       $   24,724   A         61,780
       Collateral for securities lending                          53,896,498        37,584,712                          91,481,210
                                                                ------------      ------------                        ------------
       TOTAL LIABILITIES                                          54,322,477        38,674,324                          93,021,525
                                                                ------------      ------------                        ------------
NET ASSETS                                                      $209,579,585      $148,114,738                        $357,669,599
                                                                ============      ============                        ============
NET ASSETS CONSIST OF:
Undistributed net investment income (loss)                     ($    257,458)     $    194,176      ($   24,724)  A  ($     88,006)
Accumulated undistributed net realized gain (loss) on
       investments, futures, foreign currency and forward
       foreign currency contracts                                (37,678,544)        4,218,985                         (33,459,559)
Unrealized appreciation (depreciation) on:
       Investments                                                15,484,951        17,266,516                          32,751,467
       Foreign currency and forward foreign
         currency contracts                                                2                54                                  56
Capital shares at par value of $.01                                  183,296            80,085          (70,010)  B        193,371
Additional paid-in capital                                       231,847,338       126,354,922           70,010   B    358,272,270
                                                                ------------      ------------       ----------       ------------
NET ASSETS                                                      $209,579,585      $148,114,738                        $357,669,599
                                                                ============      ============                        ============
Investments in securities, including repurchase
       agreements and securities on loan, at
       identified cost                                          $247,737,761      $168,856,476                        $416,594,237
                                                                ============      ============                        ============

NET ASSET VALUES:

SERIES I SHARES:

Net Assets at value                                             $140,991,329      $ 73,524,514      ($   14,854)  C   $214,500,989
                                                                ============      ============                        ============
Shares Outstanding                                                12,320,613         3,971,468       (4,703,577)  D     11,588,504
                                                                ------------      ------------       ----------       ------------
Net asset value, offering and redemption
  price per share                                               $      11.44      $      18.51                        $      18.51
                                                                ============      ============                        ============

SERIES II SHARES:

Net Assets at value                                             $ 68,588,256      $ 74,566,498      ($    9,868)  C   $143,144,886
                                                                ============      ============                        ============
Shares Outstanding                                                 6,009,009         4,035,781       (2,297,523)  D      7,747,267
                                                                ------------      ------------       ----------       ------------
Net asset value, offering and redemption
  price per share                                               $      11.41      $      18.48                        $      18.48
                                                                ============      ============                        ============

SERIES III SHARES:

Net Assets at value                                                        -      $     23,726      ($        2)  C   $     23,724
                                                                ============      ============       ==========       ============
Shares Outstanding                                                         -             1,283                -   D          1,283
                                                                ------------      ------------       ----------       ------------
Net asset value, offering and redemption
  price per share                                                          -      $      18.49                        $      18.49
                                                                ============      ============                        ============

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST - SMALL COMPANY BLEND TRUST
JOHN HANCOCK TRUST - SMALL CAP OPPORTUNITIES TRUST
PRO FORMA COMBINING STATEMENTS OF OPERATIONS
FOR THE TWELVE MONTH PERIOD ENDED JUNE 30, 2004 (UNAUDITED)

                                                                                                                          SMALL CAP
                                                                                                                       OPPORTUNITIES
                                                                      SMALL COMPANY       SMALL CAP                        TRUST
                                                                          BLEND         OPPORTUNITIES     PRO FORMA      PRO FORMA
                                                                          TRUST             TRUST        ADJUSTMENTS      COMBINED
                                                                      -------------     -------------    -----------   -------------
Investment Income:
        Interest                                                       $    30,260       $    15,162                    $    45,422
        Dividends                                                        1,763,916         1,114,032                      2,877,948
        Securities lending                                                  89,498            20,366                        109,864
        Less: Foreign taxes withheld                                       (14,761)           (2,683)                       (17,444)
                                                                       -----------       -----------                    -----------
        Total income                                                     1,868,913         1,146,877                    $ 3,015,790
                                                                       -----------       -----------                    -----------
Expenses:
        Investment adviser fee                                           1,808,050           631,716       635,172  E     3,074,938
        Distribution fee for Series I                                      217,452            60,301      (178,112) F        99,641
        Distribution fee for Series II                                     195,744           104,938       (30,196) F       270,486
        Distribution fee for Series III                                          -                42            (9) F            33
        Custodian fee                                                      114,242            51,104      (114,242) G        51,104
        Fund administration fees                                            20,041             6,441                         26,482
        Printing and postage fees                                           11,473             4,777                         16,250
        Audit and legal fees                                                22,058            19,479       (13,000) G        28,537
        Registration and filing fees                                         2,477             1,209                          3,686
        Trustees fees and expenses                                           2,555               899                          3,454
        Miscellaneous                                                        5,018             2,052                          7,070
                                                                       -----------       -----------      --------      -----------
        Total expenses                                                   2,399,110           882,958       299,613        3,581,681
                                                                       -----------       -----------                    -----------
Net investment income (loss)                                              (530,197)          263,919                       (565,891)
                                                                       -----------       -----------                    -----------
Realizedand unrealized gain (loss) on investments,
        foreign currency and forward
        foreign currency contracts:
Net realized gain (loss) on:
        Investment transactions                                         12,541,909         4,561,782                     17,103,691
        Futures contracts                                                        -             2,739                          2,739
        Foreign currency and forward foreign currency contracts                 (7)            6,926                          6,919

Change in unrealized appreciation (depreciation) on:
        Investments                                                     23,067,152        15,184,074                     38,251,226
        Futures contracts                                                        -           107,756                        107,756
        Translation of foreign currency and forward foreign
          currency contracts                                                     2                67                             69
                                                                       -----------       -----------                    -----------
        Net gain (loss) on investments, foreign currency and
          forward foreign currency contracts                            35,609,056        19,863,344                     55,472,400
                                                                       -----------       -----------                    -----------
Net increase (decrease) in net assets
  resulting from operations                                            $35,078,859       $20,127,263                    $54,906,509
                                                                       ===========       ===========                    ===========

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST - SMALL COMPANY BLEND TRUST
JOHN HANCOCK TRUST - SMALL COMPANY OPPORTUNITIES TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS -
 JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL VALUE OF INVESTMENTS)

 SMALL
COMPANY          SMALL CAP         PROFORMA                                                 SMALL COMPANY     SMALL CAP    PROFORMA
 BLEND         OPPORTUNITIES       COMBINED                                                     BLEND       OPPORTUNITIES  COMBINED
 -----    -----------------------  --------                                                 -------------   -------------  --------
          SHARES/PRINCIPAL AMOUNT                   SECURITY DESCRIPTION                                        VALUE
-------------------------------------------  -------------------------------------                          -------------
                                             COMMON STOCK - 96.65%

                                             AEROSPACE - 1.36%

 28,800                              28,800  Moog, Inc., Class A                            $ 1,068,768                   $1,068,768
142,300                             142,300  Orbital Sciences Corp., Class A * (a)            1,965,163                    1,965,163
                                                                                            -----------
                      29,100         29,100  Alliant Techsystems, Inc. *                                    $ 1,843,194    1,843,194
                                                                                                            -----------   ----------
                                                                                              3,033,931       1,843,194    4,877,125

                                             AIR FREIGHT - 0.12%

                      35,100         35,100  ExpressJet Holdings, Inc. * (a)                                    426,114      426,114
                                                                                                            -----------   ----------

                                             AGRICULTURE - 0.09%

 13,200                              13,200  Fresh Del Monte Produce, Inc. (a)                  333,564                      333,564
                                                                                            -----------                   ----------

                                             AIR TRAVEL - 2.01%

 79,900                              79,900  Alaska Air Group, Inc. *                         1,907,213                    1,907,213
390,400                             390,400  Delta Air Lines, Inc. *                          2,779,648                    2,779,648
131,400                             131,400  Northwest Airlines Corp., Class A * (a)          1,461,168                    1,461,168
 91,300                              91,300  Pinnacle Airline Corp. *                         1,031,690                    1,031,690
                                                                                            -----------                   ----------
                                                                                              7,179,719                    7,179,719

                                             APPAREL & TEXTILES - 0.96%

 17,700                              17,700  G & K Services, Class A                            711,363                      711,363
                      35,500         35,500  Quiksilver, Inc. *                                                  845,255     845,255
                                                                                                            ------------
 89,000                              89,000  Warnaco Group, Inc. * (a)                        1,893,030                    1,893,030
                                                                                            -----------                   ----------
                                                                                              2,604,393          845,255   3,449,648

                                             AUTO PARTS - 2.11%

 10,000               48,000         58,000  BorgWarner, Inc. (a)                               437,700        2,100,960   2,538,660
                                                                                            -----------
                      76,200         76,200  American Axle & Manufacturing Holdings, Inc.                      2,770,632   2,770,632
                      58,975         58,975  China Yuchai International, Ltd. (a)                              1,074,524   1,074,524
                      47,300         47,300  Noble International, Ltd. (a)                                     1,171,621   1,171,621
                                                                                                            ------------  ----------
                                                                                                437,700        7,117,737   7,555,437

                                             AUTO SERVICES - 0.38%

694,000                             694,000  ANC Rental Corp. *                                     486                          486
 31,900                              31,900  Lithia Motors, Inc., Class A                       790,482                      790,482
                                                                                            -----------
                      47,200         47,200  Spartan Motors, Inc. (a)                                            578,200     578,200
                                                                                                            ------------  ----------
                                                                                                790,968          578,200   1,369,168

                                             AUTOMOBILES -0.50%

                      28,575         28,575  Thor Industries, Inc.                                               956,120     956,120
                      27,300         27,300  United Auto Group, Inc.                                             836,745     836,745
                                                                                                            ------------  ----------
                                                                                                               1,792,865   1,792,865

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST - SMALL COMPANY BLEND TRUST
JOHN HANCOCK TRUST - SMALL COMPANY OPPORTUNITIES TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS -
 JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL VALUE OF INVESTMENTS)

 SMALL
COMPANY          SMALL CAP         PROFORMA                                                 SMALL COMPANY   SMALL CAP      PROFORMA
 BLEND         OPPORTUNITIES       COMBINED                                                     BLEND     OPPORTUNITIES    COMBINED
 -----    -----------------------  --------                                                 ------------- -------------    --------
          SHARES/PRINCIPAL AMOUNT                   SECURITY DESCRIPTION                                      VALUE
-------------------------------------------   -------------------------------                             -------------
                                              BANKING - 3.70%
 37,128                              37,128   BOK Financial Corp.                           $  1,458,017                 $ 1,458,017
 63,100                              63,100   Citizens Banking Corp. (a)                       1,959,255                   1,959,255
 30,700                              30,700   Cullen Frost Bankers, Inc.                       1,373,825                   1,373,825
  3,000                               3,000   First Community Bancorp                            115,320                     115,320
 50,250                              50,250   First Midwest Bancorp, Inc. (a)                  1,769,302                   1,769,302
  9,800                               9,800   Firstfed Financial Corp. * (a)                     407,680                     407,680
 23,900                              23,900   Franklin Bank Corp. *                              378,098                     378,098
 26,700                              26,700   Greater Bay Bancorp (a)                            771,630                     771,630
 30,000                              30,000   Netbank, Inc. (a)                                  327,900                     327,900
                      27,500         27,500   Prosperity Bancshares, Inc. (a)                             $   669,625        669,625
 32,000                              32,000   Provident Bankshares Corp.                         922,880                     922,880
 20,800                              20,800   South Financial Group, Inc. (a)                    589,472                     589,472
 42,500                              42,500   Sterling Bancshares, Inc.                          603,075                     603,075
                      21,500         21,500   UCBH Holdings, Inc.                                             849,680        849,680
                                                                                                          -----------
 49,600                              49,600   Umpqua Holdings Corp. (a)                        1,041,104                   1,041,104
                                                                                              ----------                 -----------
                                                                                              11,717,558    1,519,305     13,236,863

                                              BIOTECHNOLOGY - 0.47%

 15,400                              15,400   Cytokinetics, Inc. * (a)                           228,690                     228,690
 75,100                              75,100   Protein Design Labs, Inc. * (a)                  1,436,663                   1,436,663
  2,300                               2,300   Trimeris, Inc. * (a)                                33,189                      33,189
                                                                                            ------------                 -----------
                                                                                               1,698,542                   1,698,542

                                              BUILDING MATERIALS & CONSTRUCTION - 0.38%

                      60,200         60,200   WCI Commmunities, Inc. * (a)                                  1,343,062      1,343,062
                                                                                                          -----------    -----------

                                              BROADCASTING - 1.40%

 15,900                              15,900   Citadel Broadcasting Corp. * (a)                   231,663                     231,663
 10,100                              10,100   Cox Radio, Inc., Class A *                         175,538                     175,538
 19,000                              19,000   Emmis Communications Corp., Class A *              398,620                     398,620
 14,800                              14,800   Entercom Communications Corp. *                    552,040                     552,040
148,300                             148,300   Mediacom Communications Corp., Class A * (a)     1,159,706                   1,159,706
 85,200                              85,200   Radio One, Inc., Class D *                       1,364,052                   1,364,052
 49,800                              49,800   Radio One, Inc., Class A *                         802,278                     802,278
 25,400                              25,400   World Wrestling Entertainment,
                                                Inc., Class A (a)                                323,850                     323,850
                                                                                            ------------                 -----------
                                                                                               5,007,747                   5,007,747
                                              BUSINESS SERVICES - 2.75%

 60,800                              60,800   ADVO, Inc. (a)                                   2,001,536                   2,001,536
 70,200                              70,200   Arbitron, Inc. *                                 2,563,704                   2,563,704
 34,400                              34,400   Kendle International, Inc. * (a)                   266,600                     266,600
 25,700                              25,700   Quest Software, Inc. *                             331,530                     331,530
 14,100                              14,100   Resources Connection, Inc. *                       551,451                     551,451
 25,000                              25,000   StarTek, Inc. (a)                                  895,000                     895,000
 36,900                              36,900   Synnex Corp. *                                     579,330                     579,330
 31,900                              31,900   The BISYS Group, Inc. * (a)                        448,514                     448,514
 83,500                              83,500   West Corp. *                                     2,183,525                   2,183,525
                                                                                            ------------                 -----------
                                                                                               9,821,190                   9,821,190

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST - SMALL COMPANY BLEND TRUST
JOHN HANCOCK TRUST - SMALL COMPANY OPPORTUNITIES TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS -
 JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL VALUE OF INVESTMENTS)

 SMALL
COMPANY          SMALL CAP         PROFORMA                                                 SMALL COMPANY   SMALL CAP     PROFORMA
 BLEND         OPPORTUNITIES       COMBINED                                                     BLEND     OPPORTUNITIES   COMBINED
 -----    -----------------------  --------                                                 ------------- -------------   --------
          SHARES/PRINCIPAL AMOUNT                   SECURITY DESCRIPTION                                      VALUE
-------------------------------------------  ---------------------------------------                      -------------
                                             CABLE AND TELEVISION - 0.37%

143,800                            143,800   Insight Communications Company, Inc.,
                                             Class A * (a)                                   $ 1,331,588                 $ 1,331,588
                                                                                             -----------                 -----------

                                             CHEMICALS -2.55%

 22,500                             22,500   Lubrizol Corp. (a)                                  823,950                     823,950
399,800                            399,800   Methanex Corp.                                    5,285,756                   5,285,756
                 16,200             16,200   Minerals Technologies, Inc.                                   $   939,600       939,600
                                                                                                           -----------
 32,500                             32,500   The Scotts Company, Class A *                     2,076,100                   2,076,100
                                                                                             -----------                 -----------
                                                                                               8,185,806       939,600     9,125,406

                                             COLLEGES & UNIVERSITIES - 0.13%

 16,600                             16,600   DeVry, Inc. * (a)                                  455,172                      455,172
                                                                                             -----------                 -----------

                                             COMMERCIAL SERVICES -0.09%

  8,500                              8,500   Blue Nile, Inc. * (a)                              319,685                      319,685
                                                                                             -----------                 -----------

                                             COMPUTERS & BUSINESS EQUIPMENT - 3.13%

 35,400                             35,400   Benchmark Electronics, Inc.                       1,030,140                   1,030,140
264,000                            264,000   Brocade Communications Systems, Inc. * (a)        1,578,720                   1,578,720
                 28,000             28,000   CACI International, Inc., Class A *                             1,132,320     1,132,320
                102,550            102,550   Cray, Inc. * (a)                                                  678,881       678,881
                114,700            114,700   Digi International, Inc. *                                      1,229,584     1,229,584
                                                                                                           -----------
143,200                            143,200   Dot Hill Systems Corp. * (a)                      1,605,272                   1,605,272
251,400                            251,400   Gateway, Inc. * (a)                               1,131,300                   1,131,300
 20,200                             20,200   Helix Technology Corp.                              430,866                     430,866
101,000                            101,000   Ixia * (a)                                          993,840                     993,840
 57,300                             57,300   Overland Storage, Inc. * (a)                        761,517                     761,517
 84,700                             84,700   Pinnacle Systems, Inc. *                            605,605                     605,605
                                                                                             -----------                 -----------
                                                                                               8,137,260     3,040,785    11,178,045

                                             CONSTRUCTION & MINING EQUIPMENT - 0.55%

                 84,900             84,900   Pason Systems, Inc.                                             1,963,225     1,963,225
                                                                                                           -----------     ---------

                                             CONSTRUCTION MATERIALS - 0.48%

                 52,790             52,790   Universal Forest Products, Inc. (a)                             1,702,478     1,702,478
                                                                                                           -----------     ---------

                                             CONTAINERS & GLASS - 0.46%

                 22,000             22,000   Jarden Corp. (a)                                                  791,780       791,780
                                                                                                           -----------
 36,200                             36,200   Packaging Corp. of America                          865,180                     865,180
                                                                                             -----------                   ---------
                                                                                                 865,180       791,780     1,656,960
                                             COSMETICS & TOILETRIES - 0.26%

 42,700                             42,700   Steiner Leisure, Ltd. *                             939,400                     939,400
                                                                                             -----------                   ---------

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST - SMALL COMPANY BLEND TRUST
JOHN HANCOCK TRUST - SMALL COMPANY OPPORTUNITIES TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS -
 JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL VALUE OF INVESTMENTS)

 SMALL
COMPANY          SMALL CAP         PROFORMA                                               SMALL COMPANY   SMALL CAP     PROFORMA
 BLEND         OPPORTUNITIES       COMBINED                                                   BLEND     OPPORTUNITIES   COMBINED
 -----         -------------       --------                                               ------------- -------------   --------
          SHARES/PRINCIPAL AMOUNT                   SECURITY DESCRIPTION                                    VALUE
-------------------------------------------  --------------------------------------                     -------------
                                             CRUDE PETROLEUM & NATURAL GAS - 1.83%

 12,500                             12,500   Cabot Oil & Gas Corp., Class A               $    528,750                $    528,750
                 28,775             28,775   Cimarex Energy Company *                                   $    869,868       869,868
 49,800                             49,800   Helmerich & Payne, Inc.                         1,302,270                   1,302,270
 70,800                             70,800   Hydril *                                        2,230,200                   2,230,200
  8,200                              8,200   Patterson-UTI  Energy, Inc.                       273,962                     273,962
 15,300                             15,300   Spinnaker Exploration Company * (a)               602,514                     602,514
                                                                                          ------------
                 23,000             23,000   Unit Corp. * (a)                                               723,350        723,350
                                                                                                        ------------  ------------
                                                                                             4,937,696     1,593,218     6,530,914

                                             DOMESTIC OIL - 0.90%

  9,700                              9,700   Noble Energy, Inc.                                494,700                     494,700
                                                                                          ------------
                101,325            101,325   Magnum Hunter Resources, Inc. * (a)                           1,051,753     1,051,753
                 45,100             45,100   Oil States International, Inc. * (a)                            690,030       690,030
                 36,850             36,850   TETRA Technologies, Inc.                                        989,423       989,423
                                                                                                           ---------  ------------
                                                                                               494,700     2,731,206     3,225,906

                                             DRUGS & HEALTH CARE - 0.71%

 41,900                             41,900   Aclara Biosciences, Inc. * (a)                    188,550                     188,550
110,100                            110,100   Chromavision Medical Systems, Inc. * (a)          204,786                     204,786
 20,100                             20,100   Diversa Corp. *                                   203,613                     203,613
149,055                            149,055   Illumina, Inc. * (a)                              946,499                     946,499
 83,400                             83,400   Qiagen NV * (a)                                 1,009,974                   1,009,974
                                                                                            ----------                ------------
                                                                                             2,553,422                   2,553,422

                                             EDUCATIONAL SERVICES - 0.16%

 14,500                             14,500   Laureate Education, Inc. * (a)                    554,480                     554,480
                                                                                            ----------                ------------

                                             ELECTRICAL EQUIPMENT - 1.43%

                 56,950             56,950   AMETEK, Inc.                                                  1,759,755     1,759,755
                 29,825             29,825   Craftmade International, Inc. (a)                               590,535       590,535
                                                                                                            --------
145,300                            145,300   Power-One, Inc. *                               1,595,394                   1,595,394
 41,600                             41,600   Wilson Greatbatch Technologies, Inc. * (a)      1,162,720                   1,162,720
                                                                                            ----------                ------------
                                                                                             2,758,114     2,350,290     5,108,404

                                             ELECTRICAL UTILITIES - 1.67%

115,400                            115,400   Allegheny Energy, Inc. * (a)                    1,778,314                   1,778,314
                 36,800             36,800   ALLETE, Inc.                                                  1,225,440     1,225,440
                                                                                                          ----------
269,000                            269,000   CMS Energy Corp. * (a)                          2,455,970                   2,455,970
 26,600                             26,600   Westar Energy, Inc.                               529,606                     529,606
                                                                                             ---------                ------------
                                                                                             4,763,890     1,225,440     5,989,330


    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST - SMALL COMPANY BLEND TRUST
JOHN HANCOCK TRUST - SMALL COMPANY OPPORTUNITIES TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS -
 JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL VALUE OF INVESTMENTS)

 SMALL
COMPANY          SMALL CAP         PROFORMA                                                 SMALL COMPANY   SMALL CAP     PROFORMA
 BLEND         OPPORTUNITIES       COMBINED                                                     BLEND     OPPORTUNITIES   COMBINED
 -----    ----------------------   --------                                                 ------------- -------------   --------
          SHARES/PRINCIPAL AMOUNT                     SECURITY DESCRIPTION                                    VALUE
---------------------------------            ----------------------------------------                         -----
                                             ELECTRONICS - 1.88%

 77,700                             77,700   Electro Scientific Industries, Inc. * (a)       $ 2,199,687                 $ 2,199,687
 68,900                             68,900   FEI Company * (a)                                 1,647,399                   1,647,399
                 13,200             13,200   Franklin Electric, Inc.                                      $    498,432       498,432
                 59,475             59,475   Itron, Inc. * (a)                                               1,364,356     1,364,356
 25,000                             25,000   LoJack Corp. *                                      219,750                     219,750
  1,300                              1,300   Zygo Corp. *                                         14,547                      14,547
                                                                                             -----------
                 65,000             65,000   TTM Technologies, Inc. * (a)                                      770,250       770,250
                                                                                                          ------------   -----------
                                                                                               4,081,383     2,633,038     6,714,421

                                             ENERGY - 1.44%

 16,100                             16,100   Energen Corp.                                       772,639                     772,639
                 41,875             41,875   Headwaters, Inc. *                                              1,085,819     1,085,819
  8,500          27,100             35,600   New Jersey Resources Corp. (a)                      353,430     1,126,818     1,480,248
                                                                                                --------
                 63,200             63,200   Southwestern Energy Company * (a)                               1,811,944     1,811,944
                                                                                                            ----------    ----------
                                                                                               1,126,069     4,024,581     5,150,650

                                             FINANCIAL SERVICES - 4.44%

                 98,175             98,175   Accredited Home Lenders Holding
                                             Company * (a)                                                   2,763,626     2,763,626
                 27,600             27,600   Affiliated Managers Group, Inc. (a)                             1,390,212     1,390,212
120,400                            120,400   Americredit Corp. * (a)                           2,351,412                   2,351,412
                 38,075             38,075   Asset Acceptance Capital Corp. * (a)                              647,275       647,275
 32,436                             32,436   Fulton Financial Corp. (a)                          653,585                     653,585
                 77,900             77,900   Friedman, Billings, Ramsey
                                             Group, Inc. (a)                                                 1,541,641     1,541,641
 12,600                             12,600   Harbor Florida Bancshares, Inc. (a)                 346,626                     346,626
 56,100                             56,100   National Financial Partners Corp.                 1,978,647                   1,978,647
                 61,750             61,750   New Century Financial Corp. (a)                                 2,891,135     2,891,135
                                                                                                            ----------
 53,500                             53,500   San Juan Basin Royalty Trust (a)                  1,303,260                   1,303,260
                                                                                              ----------                  ----------
                                                                                               6,633,530     9,233,889    15,867,419

                                             FOOD & BEVERAGES - 1.80%

                 48,000             48,000   Constellation Brands, Inc., Class A *                           1,782,240     1,782,240
                                                                                                            ----------    ----------
  9,600                              9,600   Corn Products International, Inc. (a)               446,880                     446,880
 36,400                             36,400   Del Monte Foods Company * (a)                       369,824                     369,824
 23,900                             23,900   PepsiAmericas, Inc.                                 507,636                     507,636
 47,700                             47,700   Performance Food Group Company * (a)              1,265,958                   1,265,958
 26,100                             26,100   Robert Mondavi Corp., Class A * (a)                 966,222                     966,222
 34,593                             34,593   Tootsie Roll Industries, Inc. (a)                 1,124,273                   1,124,273
                                                                                              ----------                  ----------
                                                                                               4,680,793     1,782,240     6,463,033

                                             FURNITURE & FIXTURES - 1.02%

106,400          39,575            145,975   Furniture Brands International, Inc.              2,665,320       991,354     3,656,674
                                                                                              ----------     ---------    ----------

                                             GAS & PIPELINE UTILITIES - 0.51%

 10,100                             10,100   South Jersey Industries, Inc. (a)                  444,400                      444,400
 57,300                             57,300   Southwest Gas Corp.                              1,382,649                    1,382,649
                                                                                              ---------                   ----------
                                                                                              1,827,049                    1,827,049


    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST - SMALL COMPANY BLEND TRUST
JOHN HANCOCK TRUST - SMALL COMPANY OPPORTUNITIES TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS -
 JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL VALUE OF INVESTMENTS)

 SMALL
COMPANY          SMALL CAP         PROFORMA                                            SMALL COMPANY     SMALL CAP      PROFORMA
 BLEND         OPPORTUNITIES       COMBINED                                                BLEND       OPPORTUNITIES    COMBINED
 ----          -------------       --------                                            -------------   -------------    --------
          SHARES/PRINCIPAL AMOUNT                   SECURITY DESCRIPTION                                   VALUE
-------------------------------------------- -----------------------------------                       -------------
                                             HEALTHCARE PRODUCTS - 3.39%

165,800                            165,800   CTI Molecular Imaging, Inc. * (a)          $ 2,351,044                    $ 2,351,044
 18,500                             18,500   Kinetic Concepts, Inc. *                       923,150                        923,150
                  138,277          138,277   Merit Medical Systems, Inc. (a)                            $ 2,202,753      2,202,753
                   34,800           34,800   Orthofix International N.V. *                                1,487,004      1,487,004
                   32,700           32,700   Owens & Minor, Inc.                                            846,930        846,930
                   21,400           21,400   Polymedica Corp. (a)                                           664,256        664,256
                   24,300           24,300   Respironics, Inc. *                                          1,427,625      1,427,625
 54,400                             54,400   Wright Medical Group, Inc. *                 1,936,640                      1,936,640
                                                                                        -----------
                   10,900           10,900   Young Innovations, Inc.                                       276,860         276,860
                                                                                                        -----------    -----------
                                                                                          5,210,834       6,905,428     12,116,262

                                             HEALTHCARE SERVICES - 1.12%

 73,294                             73,294   AMN Healthcare Services, Inc. * (a)          1,120,665                      1,120,665
                   38,850           38,850   ICON PLC, ADR *                                              1,709,011      1,709,011
                   28,600           28,600   Odyssey Healthcare, Inc. (a)                                   538,252        538,252
                                                                                                        -----------
 18,000                             18,000   The Advisory Board Company * (a)               640,800                        640,800
                                                                                        -----------                    -----------
                                                                                          1,761,465       2,247,263      4,008,728

                                             HOMEBUILDERS - 2.42%

 24,200                             24,200   Beazer Homes USA, Inc. (a)                   2,427,502                      2,427,502
                                                                                        -----------
                   36,125           36,125   Dominion Homes, Inc. * (a)                                     834,488        834,488
                   54,875           54,875   Pulte Homes, Inc. (a)                                        2,855,146      2,855,146
                   32,500           32,500   Ryland Group, Inc.                                           2,541,500      2,541,500
                                                                                                        -----------    -----------
                                                                                          2,427,502       6,231,134      8,658,636

                                             HOTELS & RESTAURANTS - 3.25%

 96,000                             96,000   California Pizza Kitchen, Inc. * (a)         1,839,360                      1,839,360
 33,300                             33,300   Fairmont Hotels Resorts, Inc. (a)              897,435                        897,435
 28,300                             28,300   Four Seasons Hotels, Inc.                    1,703,943                      1,703,943
 21,300                             21,300   Landry's Restaurants, Inc. (a)                 636,657                        636,657
 65,800                             65,800   Orient Exprees Hotels, Ltd.                  1,114,652                      1,114,652
 27,200                             27,200   P.F. Chang's China Bistro, Inc. * (a)        1,119,280                      1,119,280
                   18,600           18,600   RARE Hospitality International, Inc.                           463,140        463,140
 57,800            50,225          108,025   Ruby Tuesday, Inc.                           1,586,610       1,378,676      2,965,286
                                                                                                        -----------
 18,000                             18,000   Station Casinos, Inc. (a)                      871,200                        871,200
                                                                                        -----------                    -----------
                                                                                          9,769,137       1,841,816     11,610,953
                                             HOUSEHOLD APPLIANCES - 0.32%

 40,900                             40,900   Libbey, Inc.                                 1,135,384                      1,135,384
                                                                                        -----------                    -----------

                                             HOUSEHOLD PRODUCTS - 0.11%

 13,200                             13,200   WD-40 Company (a)                              395,208                        395,208
                                                                                        -----------                    -----------


    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST - SMALL COMPANY BLEND TRUST
JOHN HANCOCK TRUST - SMALL COMPANY OPPORTUNITIES TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS -
 JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL VALUE OF INVESTMENTS)

 SMALL
COMPANY          SMALL CAP         PROFORMA                                            SMALL COMPANY     SMALL CAP       PROFORMA
 BLEND         OPPORTUNITIES       COMBINED                                                BLEND       OPPORTUNITIES     COMBINED
 -----         -------------       --------                                            -------------   -------------     --------
          SHARES/PRINCIPAL AMOUNT                   SECURITY DESCRIPTION                                   VALUE
----------------------------------          ---------------------------------------                    -------------
                                            INDUSTRIAL MACHINERY - 1.74%

 53,300          19,025            72,325   Actuant Corp., Class A  (a)                $    2,078,167  $      741,785  $  2,819,952
 17,000                            17,000   Albany International Corp., Class A (a)           570,520                       570,520
 17,600                            17,600   Donaldson Company, Inc. (a)                       515,680                       515,680
                                                                                       --------------
                 52,475            52,475   FMC Technologies, Inc. *                                        1,511,280     1,511,280
                 26,400            26,400   Graco, Inc.                                                       819,720       819,720
                                                                                                        -------------  -------------
                                                                                            3,164,367       3,072,785     6,237,152

                                            INSURANCE - 3.18%

                 27,100            27,100   Arthur J. Gallagher & Company                                     825,195       825,195
 14,700                            14,700   Endurance Specialty Holdings, Ltd.                511,560                       511,560
 58,000                            58,000   First American Corp. (a)                        1,501,620                     1,501,620
                 25,000            25,000   Hub International, Ltd.                                           477,250       477,250
 13,000                            13,000   Max Re Capital, Ltd.                              253,240                       253,240
  8,000                             8,000   Philadelphia Consolidated Holding Corp. *         480,560                       480,560
                 28,300            28,300   RenaissanceRe Holdings, Ltd.                                    1,526,785     1,526,785
                 29,700            29,700   RLI Corp. (a)                                                   1,084,050     1,084,050
                 60,375            60,375   Scottish Re Group, Ltd. (a)                                     1,403,719     1,403,719
                                                                                                        -------------
 52,600                            52,600   W.R. Berkley Corp.                              2,259,170                     2,259,170
 22,000                            22,000   Zenith National Insurance Corp. (a)             1,069,200                     1,069,200
                                                                                      ---------------                  ------------
                                                                                            6,075,350       5,316,999    11,392,349

                                            INTERNET CONTENT - 0.35%

 75,500                            75,500   Alloy, Inc. * (a)                                 464,325                       464,325
 11,100                            11,100   InfoSpace, Inc. *                                 422,244                       422,244
 13,900                            13,900   ProQuest Company * (a)                            378,775                       378,775
                                                                                      ---------------                  ------------
                                                                                            1,265,344                     1,265,344
                                            INTERNET RETAIL - 0.22%

  2,600                             2,600   Intersections, Inc. * (a)                          62,374                        62,374
 53,900                            53,900   NetIQ Corp. *                                     711,480                       711,480
                                                                                      ---------------                      --------
                                                                                              773,854                       773,854

                                            INTERNET SERVICE PROVIDER - 0.62%

 14,400                            14,400   Salesforce.Com, Inc. * (a)                        231,408                       231,408
 74,700          38,500           113,200   United Online, Inc. (a)                         1,315,467         677,985     1,993,452
                                                                                      ---------------  --------------  ------------
                                                                                            1,546,875         677,985     2,224,860

                                            INTERNET SOFTWARE - 1.00%

160,600                           160,600   Ariba, Inc. * (a)                                 317,988                       317,988
 57,900                            57,900   Macromedia, Inc. *                              1,421,445                     1,421,445
166,200                           166,200   MatrixOne, Inc. * (a)                           1,148,442                     1,148,442
                                                                                       --------------
                 79,500            79,500   WebMethods, Inc. * (a)                                            681,315       681,315
                                                                                                       --------------   -----------
                                                                                            2,887,875         681,315     3,569,190

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST - SMALL COMPANY BLEND TRUST
JOHN HANCOCK TRUST - SMALL COMPANY OPPORTUNITIES TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS -
 JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL VALUE OF INVESTMENTS)

 SMALL
COMPANY          SMALL CAP         PROFORMA                                            SMALL COMPANY     SMALL CAP       PROFORMA
 BLEND         OPPORTUNITIES       COMBINED                                                BLEND       OPPORTUNITIES     COMBINED
 -----         -------------       --------                                            -------------   -------------     --------
          SHARES/PRINCIPAL AMOUNT                   SECURITY DESCRIPTION                                   VALUE
-------------------------------------------   ---------------------------------                        -------------
                                              INVESTMENT COMPANIES - 0.84%

 51,300                              51,300   American Capital Strategies, Ltd.        $    1,437,426                  $ 1,437,426
 43,500                              43,500   Medallion Financial Corp. (a)                   345,825                      345,825
                                                                                       --------------
                79,150               79,150   MCG Capital Corp. (a)                                    $    1,217,327    1,217,327
                                                                                                       --------------  -----------
                                                                                            1,783,251       1,217,327    3,000,578

                                              LEISURE TIME - 1.08%

  2,400                               2,400   Pixar, Inc. * (a)                               166,824                      166,824
 16,400                              16,400   Polaris Industries, Inc. (a)                    787,200                      787,200
 54,900                              54,900   Six Flags, Inc. *                               398,574                      398,574
 16,700                              16,700   Speedway Motorsports, Inc. (a)                  558,448                      558,448
                                                                                        -------------
                12,500               12,500   Life Time Fitness, Inc. *                                       262,500      262,500
                50,800               50,800   Penn National Gaming, Inc. *                                  1,686,560    1,686,560
                                                                                                       --------------  -----------
                                                                                            1,911,046       1,949,060    3,860,106

                                              MANUFACTURING - 1.61%

 79,100         16,200               95,300   AptarGroup, Inc. (a)                          3,455,879         707,778    4,163,657
                                                                                        -------------
                25,475               25,475   Carlisle Companies, Inc.                                      1,585,819    1,585,819
                                                                                                       --------------  -----------
                                                                                            3,455,879       2,293,597    5,749,476

                                              MEDICAL-HOSPITALS - 0.54%

 31,900                              31,900   Lifepoint Hospitals, Inc. * (a)               1,187,318                    1,187,318
                                                                                       --------------
                16,900               16,900   VCA Antech, Inc. * (a)                                          757,458      757,458
                                                                                                       --------------  -----------
                                                                                            1,187,318         757,458    1,944,776

                                              METAL & METAL PRODUCTS - 0.52%

                20,900               20,900   Matthews International Corp., Class A                           688,446      688,446
                91,500               91,500   NN, Inc.                                                      1,162,965    1,162,965
                                                                                                       --------------  -----------
                                                                                                            1,851,411    1,851,411

                                              MINING - 0.32%

                61,100               61,100   AMCOL International Corp. (a)                                 1,157,845    1,157,845
                                                                                                       --------------  -----------

                                              MOBILE HOMES - .50%

                48,200               48,200   Winnebago Industries, Inc. (a)                                1,796,896    1,796,896
                                                                                                       --------------  -----------

                                              MUTUAL FUNDS - 2.98%

                41,475               41,475   iShares Russell 2000 Index Fund (a)                           4,893,635    4,893,635
                33,375               33,375   iShares Russell 2000 Value
                                              Index Fund (a)                                                5,750,513    5,750,513
                                                                                                       --------------  -----------
                                                                                                           10,644,148   10,644,148

                                              PAPER - 0.63%

 24,107                              24,107   Boise Cascade Corp.                             907,387                      907,387
 95,300                              95,300   P.H. Glatfelter Company (a)                   1,341,824                    1,341,824
                                                                                       --------------                  -----------
                                                                                            2,249,211                    2,249,211

                                              PETROLEUM SERVICES - 0.75%

 27,800         40,900               68,700   Key Energy Services, Inc. *                     262,432         386,096      648,528
                                                                                                        -------------
286,300                             286,300   Newpark Resources, Inc. * (a)                 1,775,060                    1,775,060
  5,950                               5,950   SEACOR SMIT, Inc. * (a)                         261,384                      261,384
                                                                                       --------------                  -----------
                                                                                            2,298,876         386,096    2,684,972


    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST - SMALL COMPANY BLEND TRUST
JOHN HANCOCK TRUST - SMALL COMPANY OPPORTUNITIES TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS -
 JUNE 30, 2004 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL VALUE OF INVESTMENTS)

 SMALL
COMPANY          SMALL CAP         PROFORMA                                            SMALL COMPANY     SMALL CAP       PROFORMA
 BLEN          OPPORTUNITIES       COMBINED                                                BLEND       OPPORTUNITIES     COMBINED
 ----          -------------       --------                                            -------------   -------------     --------
          SHARES/PRINCIPAL AMOUNT                   SECURITY DESCRIPTION                                   VALUE
-------------------------------------------   ----------------------------------                       --------------
                                              PHARMACEUTICALS - 2.17%

 25,400                              25,400   American Pharmaceutical Partners,
                                              Inc. (a)                                 $   771,652                     $    771,652
 90,900                              90,900   Amylin Pharmaceuticals, Inc. * (a)         2,072,520                        2,072,520
 83,600                              83,600   Atherogenics, Inc. * (a)                   1,590,908                        1,590,908
  8,900                               8,900   Eyetech Pharmaceuticals, Inc. * (a)          381,988                          381,988
 65,000                              65,000   Inspire Pharmaceuticals, Inc. *            1,086,800                        1,086,800
 18,200                              18,200   NPS Pharmaceuticals, Inc. * (a)              382,200                          382,200
 45,000                              45,000   Renovis, Inc. * (a)                          412,200                          412,200
 84,300                              84,300   Vicuron Phamaceuticals, Inc. * (a)         1,058,808                        1,058,808
                                                                                       -----------                     ------------
                                                                                         7,757,076                        7,757,076

                                              PLASTICS - 0.18%

                      24,675         24,675   Spartech Corp.                                           $     640,070        640,070
                                                                                                       -------------   ------------

                                              POLLUTION CONTROL - 0.22%

                      14,500         14,500   CUNO, Inc. * (a)                                               773,575        773,575
                                                                                                       -------------   ------------

                                              PUBLISHING - 0.56%

126,000                             126,000   Readers Digest Association, Inc.,
                                              Class A                                    2,014,740                        2,014,740
                                                                                       -----------                     ------------

                                              RAILROADS & EQUIPMENT - 0.89%

 48,000                              48,000   Kansas City Southern * (a)                   744,000                          744,000
                                                                                       -----------
                     102,450        102,450   Genesee & Wyoming, Inc., Class A                             2,428,065      2,428,065
                                                                                                        ------------   ------------
                                                                                           744,000         2,428,065      3,172,065

                                              REAL ESTATE - 7.88%

 22,900                              22,900   American Financial Realty Trust,
                                              REIT (a)                                     327,241                          327,241
                     123,125        123,125   American Home Mortgage Investment
                                              Corp., REIT (a)                                              3,192,631      3,192,631
116,500                             116,500   Annaly Mortgage Management, Inc.,
                                              REIT (a)                                   1,975,840                        1,975,840
107,700               34,200        141,900   Anthracite Capital, Inc., REIT (a)         1,290,246           409,716      1,699,962
                     102,200        102,200   Anworth Mortgage Asset Corp., REIT                           1,214,136      1,214,136
                      92,875         92,875   Ashford Hospitality Trust, Inc.,
                                              REIT (a)                                                       775,506        775,506
                      22,650         22,650   Corporate Office Properties Trust, REIT                        562,852        562,852
                      43,050         43,050   Correctional Properties Trust, REIT (a)                      1,259,213      1,259,213
                      74,300         74,300   Highland Hospitality Corp., REIT                               746,715        746,715
                     124,200        124,200   Impac Mortgage Holdings, Inc., REIT (a)                      2,796,984      2,796,984
 23,300               93,100        116,400   Luminent Mortgage Capital, Inc.,
                                              REIT (a)                                     279,600         1,117,200      1,396,800
116,200                             116,200   MeriStar Hospitality Corp., REIT *           794,808                          794,808
 67,700                              67,700   MFA Mortgage Investments, Inc., REIT         602,530                          602,530
                      74,325         74,325   Newcastle Investment Corp., REIT (a)                         2,226,034      2,226,034
 15,500                              15,500   Pan Pacific Retail Properties,
                                              Inc., REIT                                   783,060                          783,060
                      44,475         44,475   RAIT Investment Trust, REIT                                  1,096,309      1,096,309
                      16,250         16,250   Redwood Trust, Inc., REIT                                      904,800        904,800
 59,200                              59,200   SL Green Realty Corp., REIT (a)            2,770,560                        2,770,560
                      37,200         37,200   The Mills Corp., REIT                                        1,737,240      1,737,240
                                                                                                       -------------
 94,300                              94,300   Trammell Crow Company *                    1,329,630                        1,329,630
                                                                                       -----------                      -----------
                                                                                        10,153,515        18,039,336     28,192,851

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST - SMALL COMPANY BLEND TRUST
JOHN HANCOCK TRUST - SMALL COMPANY OPPORTUNITIES TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2004
(UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL VALUE OF INVESTMENTS)

  SMALL
 COMPANY        SMALL CAP     PROFORMA                                             SMALL COMPANY    SMALL CAP      PROFORMA
  BLEND       OPPORTUNITIES   COMBINED                                                BLEND       OPPORTUNITIES    COMBINED
-----------  --------------  -----------                                          --------------  -------------  -------------
         SHARES/PRINCIPAL AMOUNT                  SECURITY DESCRIPTION                               VALUE
------------ --------------- -----------  --------------------------------------                  -------------
                                          RETAIL TRADE - 2.70%

     30,600                       30,600  Borders Group, Inc.                     $      717,264                 $     717,264
     34,950                       34,950  Christopher & Banks Corp.                      618,964                       618,964
     71,000                       71,000  Gaiam, Inc., Class A *                         481,380                       481,380
                     24,625       24,625  Guitar Center, Inc. *                                   $   1,095,074      1,095,074
                     17,446       17,446  Hancock Fabrics, Inc. (a)                                     222,436        222,436
     64,300                       64,300  Petco Animal Supplies Inc. * (a)             2,071,103                     2,071,103
                     21,800       21,800  Ritchie Brothers Auctioneers, Inc.                            634,598        634,598
     35,000          16,900       51,900  School Specialty, Inc. * (a)                 1,270,850        613,639      1,884,489
                     35,100       35,100  Sonic Automative, Inc. (a)                                    777,465        777,465
                                                                                                  -------------
     11,300                       11,300  Sports Authority, Inc. * (a)                   405,670                       405,670
     58,000                       58,000  ValueVision Media, Inc., Class A * (a)         755,160                       755,160
                                                                                  --------------                 -------------
                                                                                       6,320,391      3,343,212      9,663,603

                                          SEMICONDUCTORS - 7.51%

    141,600                      141,600  Advanced Energy Industries, Inc. * (a)       2,225,952                     2,225,952
     31,600                       31,600  Amis Holdings, Inc. * (a)                      534,672                       534,672
     82,600                       82,600  ASM International NV * (a)                   1,708,168                     1,708,168
    164,000                      164,000  Credence Systems Corp. * (a)                 2,263,200                     2,263,200
    119,000                      119,000  Cymer, Inc. *                                4,455,360                     4,455,360
                     64,300       64,300  Diodes, Inc.                                                1,523,267      1,523,267
    174,400                      174,400  Emcore Corp. *                                 568,544                       568,544
     20,200                       20,200  FormFactor,  Inc. * (a)                        453,490                       453,490
    145,900                      145,900  Kulicke & Soffa Industries, Inc. * (a)       1,599,064                     1,599,064
    201,500                      201,500  LTX Corp. * (a)                              2,178,215                     2,178,215
    169,100                      169,100  MIPS Technologies, Inc., Class A *           1,034,892                     1,034,892
     59,600                       59,600  MKS Instruments, Inc. *                      1,360,072                     1,360,072
     83,100                       83,100  Pixelworks, Inc. * (a)                       1,273,092                     1,273,092
     31,200                       31,200  Power Integrations, Inc. * (a)                 776,880                       776,880
     38,700                       38,700  Rudolph Technologies, Inc. * (a)               703,953                       703,953
     19,600          16,300       35,900  Sigmatel, Inc. * (a)                           569,576        473,678      1,043,254
      6,100                        6,100  Stakek Holdings, Inc. * (a)                     32,025                        32,025
    414,400                      414,400  TranSwitch Corp. * (a)                         733,488                       733,488
     71,600                       71,600  Veeco Instruments, Inc. * (a)                1,847,996                     1,847,996
                                                                                  --------------
                    102,000      102,000  White Electronic Designs Corp. * (a)                          534,480        534,480
                                                                                                  -------------  -------------
                                                                                      24,318,639      2,531,425     26,850,064

                                          SOFTWARE - 0.83%

     20,500                       20,500  Ascential Software Corp. *                     327,795                       327,795
      7,400                        7,400  Blackboard Inc *                               148,370                       148,370
     47,200                       47,200  iPass, Inc. *                                  499,848                       499,848
      5,300                        5,300  Moldflow Corp. *                                57,876                        57,876
     55,700                       55,700  Sco Group, Inc. * (a)                          325,845                       325,845
                                                                                  --------------
                     43,175       43,175  Websense, Inc. * (a)                                        1,607,405      1,607,405
                                                                                                  -------------  -------------
                                                                                       1,359,734      1,607,405      2,967,139

                                          TELECOMMUNICATIONS EQUIPMENT &
                                          SERVICES - 0.72%

     77,100                       77,100  Atheros Communications, Inc. * (a)             812,634                       812,634
      8,700                        8,700  Commonwealth Telephone Enterprises,
                                          Inc., (CTE) * (a)                              389,499                       389,499
     41,900                       41,900  NETGEAR, Inc. * (a)                            450,006                       450,006
     22,000                       22,000  Newport Corp. *                                355,740                       355,740
     25,800                       25,800  Polycom, Inc. *                                578,178                       578,178
                                                                                  --------------                 -------------
                                                                                       2,586,057                     2,586,057

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST - SMALL COMPANY BLEND TRUST
JOHN HANCOCK TRUST - SMALL COMPANY OPPORTUNITIES TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2004
(UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL VALUE OF INVESTMENTS)

  SMALL
 COMPANY        SMALL CAP     PROFORMA                                             SMALL COMPANY    SMALL CAP      PROFORMA
  BLEND       OPPORTUNITIES   COMBINED                                                BLEND       OPPORTUNITIES    COMBINED
-----------  --------------  -----------                                          --------------  -------------  -------------
         SHARES/PRINCIPAL AMOUNT                  SECURITY DESCRIPTION                               VALUE
------------ --------------- -----------  --------------------------------------                  -------------
                                          TELEPHONE - 0.10%

     77,200                       77,200  Cincinnati Bell, Inc. *                 $      342,768                 $     342,768
                                                                                  --------------                 -------------

                                          TIRES & RUBBER - 0.09%

      7,000                        7,000  Bandag, Inc. (a)                               311,710                       311,710
                                                                                  --------------                 -------------

                                          TRANSPORTATION - 0.52%

                     93,900       93,900  Golar LNG, Ltd. * (a)                                   $   1,471,413      1,471,413
                                                                                                  -------------
      9,600                        9,600  Kirby Corp. *                                  373,440                       373,440
                                                                                  --------------                 -------------
                                                                                         373,440      1,471,413      1,844,853

                                          TRAVEL SERVICES - 0.04%

      6,700                        6,700  Orbitz, Inc. * (a)                            144,854                       144,854
                                                                                  --------------                 -------------

                                          TRUCKING & FREIGHT - 2.71%

     22,000                       22,000  Celadon Group, Inc. *                          387,200                       387,200
     50,400                       50,400  Central Freight Lines, Inc. *  (a)             403,200                       403,200
                     27,300       27,300  Landstar Systems, Inc. (a)                                  1,443,351      1,443,351
                     80,100       80,100  Old Dominion Freight Lines, Inc.                            2,361,348      2,361,348
                     40,200       40,200  Oshkosh Truck Corp.                                         2,303,862      2,303,862
                     67,000       67,000  Overnite Corp.                                              1,969,800      1,969,800
                                                                                                  -------------
     46,700                       46,700  Swift Transportation, Inc. * (a)               838,265                       838,265
                                                                                  --------------                 -------------
                                                                                       1,628,665      8,078,361      9,707,026

                                          TOTAL COMMON STOCKS                     $  207,290,214  $ 138,410,281  $ 345,700,495
                                                                                  --------------  -------------  -------------
                                          (Cost:  $312,949,028)

                                          SHORT TERM INVESTMENTS - 25.58%

                                          State Street Navigator Securities
                                          Lending Prime
$53,896,498  $   37,584,711  $91,481,209  Portfolio (b)                           $   53,896,498  $  37,584,711  $  91,481,209

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST - SMALL COMPANY BLEND TRUST
JOHN HANCOCK TRUST - SMALL COMPANY OPPORTUNITIES TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2004
(UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL VALUE OF INVESTMENTS)

  SMALL
 COMPANY        SMALL CAP     PROFORMA                                             SMALL COMPANY    SMALL CAP      PROFORMA
  BLEND       OPPORTUNITIES   COMBINED                                                BLEND       OPPORTUNITIES    COMBINED
-----------  --------------  -----------                                          --------------  -------------  -------------
         SHARES/PRINCIPAL AMOUNT                  SECURITY DESCRIPTION                               VALUE
------------ --------------- -----------  --------------------------------------                  -------------
                                          REPURCHASE AGREEMENTS - 3.40%

                                          Repurchase Agreement with State
                                          Street Corp. dated 06/30/2004 at
                                          0.35% to be repurchased at $2,036,020
                                          on 07/01/2004, collateralized by
                                          $1,560,000 Treasury Bonds, 8.125% due
                                          08/15/2019 (valued at
$ 2,036,000                  $ 2,036,000  $2,079,745, including interest).        $    2,036,000                 $   2,036,000

                                          Repurchase Agreement with State
                                          Street Corp. dated 06/30/2004 at
                                          0.35% to be repurchased at
                                          $10,128,098 on 07/01/2004,
                                          collateralized by $7,870,000 Treasury
                                          Bonds, 8% due 11/15/2021 (valued at
             $   10,128,000  $10,128,000  $10,335,521, including interest).                       $  10,128,000  $  10,128,000

                                          TOTAL REPURCHASE AGREEMENTS
                                            (Cost $12,164,000)                    $    2,036,000  $  10,128,000  $  12,164,000

                                          TOTAL INVESTMENTS

                                            (COST: $416,594,237 - 125.63%)        $  263,222,712  $ 186,122,992  $ 449,345,704
                                                                                  --------------  -------------  ------------
                                          LIABILITIES IN EXCESS OF OTHER ASSETS
                                          - (25.63%)                              $  (53,643,127) $ (38,008,254) $ (91,676,105)++
                                                                                  --------------  -------------  -------------

                                          TOTAL NET ASSETS - 100.00%              $  209,579,585  $ 148,114,738  $ 357,669,599
                                                                                  --------------  -------------  -------------

 REIT - Real Estate Investment Trust
 *   Non-income producing

(a) At June 30, 2003 all or a portion of this security was out on loan

(b) Investment in an affiliate of the Trust's custodian bank

++ Includes an adjustment to reflect estimated one-time proxy, legal and other expenses of the reorganization. These estimated expenses are $14,486 and $10,238 in Small Company Blend and Small Cap Opportunities, respectively.

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

1. BASIS OF COMBINATION. The Pro Forma Combining Schedule of Portfolio Investments, Statements of Assets and Liabilities and Statements of Operations reflect the accounts of the Small Company Blend ("Small Company Blend") and Small Cap Opportunities ("Small Cap Opportunities") Trusts, two of seventy-nine investment Portfolios offered by the John Hancock Trust (the "Trust") at and for the twelve month period ended June 30, 2004. These statements have been derived from the books and records of each Portfolio utilized in calculating daily net asset value at June 30, 2004.

The Pro Forma statements reflect the proposed transfer of the assets and liabilities of Small Company Blend in exchange for shares of Small Cap Opportunities. Under generally accepted accounting principles in the United States of America ("GAAP"), Small Cap Opportunities will be the surviving entity for accounting purposes. The Pro Forma financial statements have been adjusted to reflect the anticipated fee arrangements for the surviving entity and do reflect the expenses of each of these Portfolios in carrying out their obligations under the Agreement and Plan of Reorganization. If approved by shareholders, the reorganization is expected to occur as of the close of regularly scheduled trading on the New York Stock Exchange on April 29, 2005.

The Pro Forma Combining Schedule of Portfolio Investments, Statements of Assets and Liabilities and Statements of Operations should be read in conjunction with the historical financial statements of Small Company Blend and Small Cap Opportunities incorporated by reference in the Statement of Additional Information.

As of June 30, 2004, all of the securities held by Small Company Blend would comply with the compliance guidelines and/or investment restrictions of Small Cap Opportunities.

Shares of the Portfolios are presently offered only to: Separate Accounts A, H, I, L, M, N and in the case of certain Portfolios, to unregistered separate accounts issued by The Manufacturers Life Insurance Company (U.S.A.) ("Manulife USA") and to Separate Accounts A and B and in the case of certain Portfolios, to unregistered separate accounts issued by The Manufacturers Life Insurance Company of New York ("Manulife New York") and in the case of Series III shares, to certain qualified pension and retirement plans. Manulife USA and Manulife New York are indirect wholly owned subsidiaries of The Manufacturers Life Insurance Company ("Manulife"), which in turn is a wholly owned subsidiary of Manulife Financial Corporation, a publicly traded company. Manulife Financial Corporation and its subsidiaries are known collectively as "Manulife Financial". Manulife New York is a wholly owned subsidiary of Manulife USA.

Manufacturers Securities Services, LLC ("MSS"), a Delaware limited liability company controlled by Manulife USA, serves as investment adviser for the Trust and Manulife Financial Securities, LLC ("MFS") a Delaware limited liability company controlled by Manulife USA, serves as principal underwriter of the variable contracts issued by Manulife USA and Manulife New York.

The Trust offers three classes of shares. Series I, Series II and Series III shares are the same, except for differences in class expenses and voting rights with respect to its distribution plan.

Pro Forma Adjustments:

      (A) Adjustment to reflect estimated one-time proxy, legal and other expenses of the reorganization. These estimated expenses are $14,486 and $10,238 in Small Company Blend and Small Cap Opportunities, respectively.

      (B) Adjustment to reflect amount allocated to capital shares ($0.01 par value) for shares redeemed in reorganization.

      (C) Adjustment to reflect the reduction in net assets due to the estimated expense of the reorganization.

      (D) Adjustment to reflect the decrease in outstanding shares relative to Net Asset Value upon reorganization.

      (E) Adjustment to reflect the change in advisory fees upon reorganization.

      (F) Adjustment to reflect the change in 12b-1 distribution fees upon reorganization.

      (G)   Adjustment to reflect the reduction in expense upon reorganization.

2. SIGNIFICANT ACCOUNTING POLICIES. The policies described below are followed by the Trust in the preparation of the financial statements. The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

SECURITY VALUATION. The net asset value of the shares of each portfolio is determined once daily as of the close of day-time trading of the New York Stock Exchange. Securities held by Money Market and short term instruments with remaining maturities of 60 days or less held by the other Portfolios of the Trust are valued at amortized cost, which approximates market value. All other securities held by the Portfolios are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on a principal securities exchange (domestic or foreign) or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Portfolio securities for which there are no such quotations, principally debt securities, are valued on the basis of the valuation provided by a pricing service, which utilizes both dealer-supplied and electronic data processing techniques.

Other assets and securities for which no such quotations are readily available are valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange. The values of such securities used in computing the net asset value of a portfolio's shares are generally determined as of such times.

Occasionally, events that affect the values of such securities may occur between the times at which they are generally determined and the close of the

JOHN HANCOCK TRUST
NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED) - CONTINUED

New York Stock Exchange. In such event, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

FEDERAL INCOME TAXES. The Portfolios' policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. Each Portfolio of the Trust is treated as a separate taxpayer for federal income tax purposes.

JOHN HANCOCK TRUST - STRATEGIC GROWTH TRUST
JOHN HANCOCK TRUST - U.S. GLOBAL LEADERS GROWTH TRUST
PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES - JUNE 30, 2004 (UNAUDITED)

                                                                                                                U.S. GLOBAL
                                                                                                               LEADERS GROWTH
                                                              STRATEGIC        U.S. GLOBAL                         TRUST
                                                               GROWTH        LEADERS GROWTH      PRO FORMA       PRO FORMA
                                                                TRUST             TRUST         ADJUSTMENTS      COMBINED
                                                             ------------    --------------   --------------   --------------
ASSETS

Investments in securities, at value                          $329,782,304      $5,217,705                      $335,000,009
     Securities on loan, at value                              22,146,744         546,687                        22,693,431
     Repurchase agreements, at value                                    -         336,000                           336,000
                                                             ------------      ----------                      ------------
     TOTAL INVESTMENTS IN SECURITIES, AT VALUE (See
      accompanying portfolio of investments)                  351,929,048       6,100,392                       358,029,440
Cash                                                                  849             471                             1,320
Receivables:
     Investments sold                                           4,950,123               -                         4,950,123
     Fund shares sold                                             281,309          21,333                           302,642
     Dividends and interest                                       158,134           3,139                           161,273
     Due from adviser                                                   -           3,826                             3,826
Other assets                                                        6,205              68                             6,273
                                                             ------------      ----------                      ------------
     TOTAL ASSETS                                             357,325,668       6,129,229                       363,454,897
                                                             ------------      ----------                      ------------

LIABILITIES

Payables:
     Investments purchased                                     20,108,327         184,348                        20,292,675
     Fund shares redeemed                                          80,470               -                            80,470
     Dividend and interest withholding tax                          1,604               -                             1,604
     Other payables and accrued expenses                           31,677           6,146     $     22,102 A         59,925
     Collateral for securities lending                         22,722,804         560,050                        23,282,854
                                                             ------------      ----------                      ------------
     TOTAL LIABILITIES                                         42,944,882         750,544                        43,717,528
                                                             ------------      ----------                      ------------
NET ASSETS                                                   $314,380,786      $5,378,685                      $319,737,369
                                                             ============      ==========                      ============

NET ASSETS CONSIST OF:
Undistributed net investment income (loss)                  ($    439,028)    ($    1,760)   ($    22,102) A  ($    462,890)
Accumulated undistributed net realized gain (loss) on
     investments, futures, foreign currency and forward
     foreign currency contracts                                (7,786,829)           (450)                       (7,787,279)
Unrealized appreciation (depreciation) on:
     Investments                                               18,594,340          93,856                        18,688,196
Capital shares at par value of $.01                               310,297           4,227         (63,260) B        251,264
Additional paid-in capital                                    303,702,006       5,282,812          63,260  B    309,048,078
                                                             ------------      ----------     -----------      ------------
NET ASSETS                                                   $314,380,786      $5,378,685                      $319,737,369
                                                             ============      ==========                      ============
Investments in securities, including repurchase agreements
 and securities on loan, at identified cost                  $333,334,708      $6,006,536                      $339,341,244
                                                             ============      ==========                      ============

NET ASSET VALUES:

SERIES I SHARES:
Net Assets at value                                          $190,485,333      $2,546,685    ($    13,357) C   $193,018,661
                                                             ============      ==========                      ============
Shares Outstanding                                             18,779,560         200,110      (3,816,062) D     15,163,608
                                                             ------------      ----------     -----------      ------------
Net asset value, offering and redemption price per share     $      10.14      $    12.73                      $      12.73
                                                             ============      ==========                      ============

SERIES II SHARES:
Net Assets at value                                          $123,861,759      $2,832,000    ($     8,743) C   $126,685,016
                                                             ============      ==========                      ============
Shares Outstanding                                             12,246,838         222,584      (2,509,278) D      9,960,144
                                                             ------------      ----------     -----------      ------------
Net asset value, offering and redemption price per share     $      10.11      $    12.72                      $      12.72
                                                             ============      ==========                      ============

SERIES III SHARES:
Net Assets at value                                          $     33,694               -    ($         2) C   $     33,692
                                                             ============      ==========                      ============
Shares Outstanding                                                  3,322               -            (675) D          2,647
                                                             ------------      ----------     -----------      ------------
Net asset value, offering and redemption price per share     $      10.14               -                      $      12.73
                                                             ============      ==========                      ============

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST - STRATEGIC GROWTH TRUST
JOHN HANCOCK TRUST - U.S. GLOBAL LEADERS GROWTH TRUST
PRO FORMA COMBINING STATEMENTS OF OPERATIONS
FOR THE TWELVE MONTH PERIOD ENDED JUNE 30, 2004 (UNAUDITED)

                                                                                                                U.S. GLOBAL
                                                                                                               LEADERS GROWTH
                                                              STRATEGIC        U.S. GLOBAL                         TRUST
                                                               GROWTH        LEADERS GROWTH      PRO FORMA       PRO FORMA
                                                                TRUST           TRUST *         ADJUSTMENTS      COMBINED
                                                             ------------    --------------   --------------   --------------
Investment Income:

     Interest                                                $    112,050      $      359                        $  112,409
     Dividends                                                  1,983,701           8,917                         1,992,618
     Securities lending                                            14,815               -                            14,815
     Less: Foreign taxes withheld                                  (8,209)              -                            (8,209)
                                                             ------------      ----------                      ------------
     Total income                                               2,102,357           9,276                        $2,111,633
                                                             -------------     ----------                      ------------

Expenses:

     Investment adviser fee                                     1,921,193           4,955         161,193  E      2,087,341
     Distribution fee for Series I                                257,004             597        (163,836) F         93,765
     Distribution fee for Series II                               296,876           1,439         (34,819) F        263,496
     Distribution fee for Series III                                   81               -             (17) F             64
     Custodian fee                                                123,666           4,382        (123,666) G          4,382
     Fund administration fees                                      27,333              87                            27,420
     Printing and postage fees                                     15,135              77                            15,212
     Audit and legal fees                                          25,427           3,183         (13,000) G         15,610
     Registration and filing fees                                   3,644              16                             3,660
     Trustees fees and expenses                                     3,389              13                             3,402
     Blue Sky                                                         438               -                               438
     Trasfer agent                                                    265               -                               265
     Miscellaneous                                                  6,599              56                             6,655
                                                             ------------      ----------     -----------      ------------
     Expenses before reductions by investment adviser           2,681,050          14,805        (174,145)        2,521,710
     Less reductions of expenses by investment adviser               (703)         (3,769)          3,769  G           (703)
                                                             ------------      ----------     -----------      ------------
     Total expenses                                             2,680,347          11,036        (170,376)        2,521,007
                                                             ------------      ----------                      ------------
Net investment income (loss)                                     (577,990)         (1,760)                         (409,374)
                                                             ------------      ----------                      ------------

Realized and unrealized gain (loss) on investments, foreign currency and forward foreign currency contracts:

Net realized gain (loss) on:

     Investment transactions                                   22,069,576            (450)                       22,069,126
     Foreign currency and forward foreign currency
      contracts                                                       223               -                               223
Change in unrealized appreciation (depreciation) on:

     Investments                                                6,719,218          93,856                         6,813,074
     Translation of foreign currency and forward foreign
       currency contracts                                            (239)              -                              (239)
                                                             ------------      ----------                      ------------
     Net gain (loss) on investments, foreign currency and
       forward foreign currency contracts                      28,788,778          93,406                        28,882,184
                                                             ------------      ----------                      ------------

Net increase (decrease) in net assets resulting from
 operations                                                  $ 28,210,788      $   91,646                      $ 28,472,810
                                                             ============      ==========                      ============

* For the period May 3, 2004 (commencement of operations) to June 30, 2004.

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST - STRATEGIC GROWTH TRUST
JOHN HANCOCK TRUST - U.S. GLOBAL LEADERS GROWTH TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2004
(UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL VALUE OF INVESTMENTS)

                U.S.GLOBAL                                                                                  U.S.GLOBAL
  STRATEGIC   LEADERS GROWTH   PROFORMA                                                     STRATEGIC    LEADERS GROWTH   PROFORMA
GROWTH TRUST      TRUST        COMBINED                                                    GROWTH TRUST      TRUST        COMBINED
------------      -----        --------                                                    ------------      -----        --------
          SHARES/PRINCIPAL AMOUNT                        SECURITY DESCRIPTION                                VALUE
          -----------------------                        --------------------                                -----
                                          COMMON STOCKS - 96.26%
                                          ADVERTISING - 0.88%
     20,800                       20,800  Getty Images, Inc. *                             $  1,248,000                  $ 1,248,000
      9,330                        9,330  Lamar Advertising Company *                           404,456                      404,456
     44,650                       44,650  Monster Worldwide, Inc. * (a)                       1,148,398                    1,148,398
                                                                                           ------------                  -----------
                                                                                              2,800,854                    2,800,854
                                          AIR TRAVEL - 0.21%
     39,460                       39,460  Southwest Airlines Company                            661,744                      661,744
                                                                                           ------------                  -----------

                                          APPAREL & TEXTILES - 0.87%
     77,400                       77,400  Reebok International, Ltd.                          2,784,852                    2,784,852
                                                                                           ------------                  -----------

                                          BANKING - 0.44%
     33,330                       33,330  Northern Trust Corp.                                1,409,192                    1,409,192
                                                                                           ------------                  -----------

                                          BIOTECHNOLOGY - 2.65%
     84,930                       84,930  Amgen, Inc. *                                       4,634,630                    4,634,630
     78,730        2,300          81,030  Genzyme Corp. * (a)                                 3,726,291    $ 108,859       3,835,150
                                                                                           ------------    ---------     -----------
                                                                                              8,360,921      108,859       8,469,780
                                          BROADCASTING - 4.82%
     62,420                       62,420  Clear Channel Communications, Inc.                  2,306,419                    2,306,419
    105,560                      105,560  Cox Communications, Inc., Class A *                 2,933,512                    2,933,512
     35,460                       35,460  Cox Radio, Inc., Class A *                            616,295                      616,295
     17,570                       17,570  Entercom Communications Corp. *                       655,361                      655,361
     57,250                       57,250  Univision Communications, Inc., Class A *           1,827,993                    1,827,993
    145,600                      145,600  Viacom, Inc., Class B                               5,200,832                    5,200,832
     78,670                       78,670  Westwood One, Inc. *                                1,872,346                    1,872,346
                                                                                           ------------                  -----------
                                                                                             15,412,758                   15,412,758
                                          BUSINESS SERVICES - 2.22%
     67,100                       67,100  Accenture, Ltd., Class A *                          1,843,908                    1,843,908
                   5,000           5,000  Automatic Data Processing, Inc.                                    209,400         209,400
                                                                                                           ---------
    182,080                      182,080  VERITAS Software Corp. *                            5,043,616                    5,043,616
                                                                                           ------------                  -----------
                                                                                              6,887,524      209,400       7,096,924

                                          CABLE AND TELEVISION - 2.41%
    183,380                      183,380  Comcast Corp.-Special Class A *                     5,063,122                    5,063,122
     32,610                       32,610  EchoStar Communications Corp., Class A *            1,002,758                    1,002,758
     92,690                       92,690  Time Warner, Inc. *                                 1,629,490                    1,629,490
                                                                                           ------------                  -----------
                                                                                              7,695,370                    7,695,370
                                          CELLULAR COMMUNICATIONS - 0.54%
     77,642                       77,642  Vodafone Group PLC - ADR                            1,715,888                    1,715,888
                                                                                           ------------                  -----------

                                          COLLEGES & UNIVERSITIES - 0.17%
     11,800                       11,800  Career Education Corp.                                537,608                      537,608
                                                                                           ------------                  -----------

                                          COMPUTERS & BUSINESS EQUIPMENT - 4.86%
    184,870        9,600         194,470  Dell, Inc. *                                        6,622,043      343,872       6,965,915
                                                                                                           ---------
     82,960                       82,960  Foundry Networks, Inc. *  (a)                       1,167,247                    1,167,247
     64,890                       64,890  International Business Machines Corp.               5,720,054                    5,720,054
     79,000                       79,000  Network Appliance, Inc. *                           1,700,870                    1,700,870
                                                                                           ------------                  -----------
                                                                                             15,210,214      343,872      15,554,086

                                          COSMETICS & TOILETRIES - 1.07%
     57,980                       57,980  Avon Products, Inc.                                 2,675,197                    2,675,197
                                                                                           ------------
                   4,600           4,600  Colgate-Palmolive Company                                          268,870         268,870
                   5,400           5,400  The Gillette Company                                               228,960         228,960
                   4,400           4,400  The Procter & Gamble Company                                       239,536         239,536
                                                                                                           ---------     -----------
                                                                                              2,675,197      737,366       3,412,563

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST - STRATEGIC GROWTH TRUST
JOHN HANCOCK TRUST - U.S. GLOBAL LEADERS GROWTH TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2004
(UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL VALUE OF INVESTMENTS)

                U.S.GLOBAL                                                                                  U.S.GLOBAL
  STRATEGIC   LEADERS GROWTH   PROFORMA                                                     STRATEGIC    LEADERS GROWTH   PROFORMA
GROWTH TRUST      TRUST        COMBINED                                                    GROWTH TRUST      TRUST        COMBINED
------------      -----        --------                                                    ------------      -----        --------
          SHARES/PRINCIPAL AMOUNT                        SECURITY DESCRIPTION                                VALUE
          -----------------------                        --------------------                                -----
                                          ELECTRICAL EQUIPMENT - 5.01%
     33,430                       33,430  Cooper Industries, Ltd., Class A                 $  1,986,076                  $ 1,986,076
     44,240                       44,240  Emerson Electric Company                            2,811,452                    2,811,452
    293,820                      293,820  General Electric Company                            9,519,768                    9,519,768
     53,180                       53,180  Molex, Inc.  (a)                                    1,706,015                    1,706,015
                                                                                           ------------                  -----------
                                                                                             16,023,311                   16,023,311

                                          ELECTRONICS - 0.49%
     23,420                       23,420  Amphenol Corp., Class A                               780,354                      780,354
      3,800                        3,800  Samsung Electronics Company, Ltd., GDR                781,850                      781,850
                                                                                           ------------                  -----------
                                                                                              1,562,204                    1,562,204

                                          FINANCIAL SERVICES - 4.20%
    116,250                      116,250  Citigroup, Inc.                                     5,405,625                    5,405,625
     41,700                       41,700  Fiserv, Inc. *                                      1,621,713                    1,621,713
     75,270                       75,270  MBNA Corp.                                          1,941,213                    1,941,213
     44,170                       44,170  Mellon Financial Corp.                              1,295,506                    1,295,506
     22,540                       22,540  Merrill Lynch & Company, Inc.                       1,216,709                    1,216,709
                   4,700           4,700  State Street Corp. (a)                                           $ 230,488         230,488
                                                                                                           ---------
     18,140                       18,140  The Goldman Sachs Group, Inc.                       1,708,063                    1,708,063
                                                                                           ------------                  -----------
                                                                                             13,188,829      230,488      13,419,317

                                          FOOD & BEVERAGES - 1.04%
                   4,900           4,900  Anheuser-Busch Companies, Inc.                                     264,600        264,600
     45,320                       45,320  PepsiCo, Inc.                                       2,441,842                    2,441,842
                                                                                           ------------
                   4,400           4,400  Starbucks Corp. *                                                  191,312         191,312
                   4,800           4,800  The Coca-Cola Company                                              242,304         242,304
                   3,000           3,000  William Wrigley Jr. Company (a)                                    189,150         189,150
                                                                                                           ---------     -----------
                                                                                              2,441,842      887,366       3,329,208

                                          HEALTHCARE PRODUCTS - 5.30%
    223,950        4,200         228,150  Johnson & Johnson                                  12,474,015      233,940      12,707,955
     81,880        4,800          86,680  Medtronic, Inc.                                     3,989,194      233,856       4,223,050
                                                                                           ------------    ---------     -----------
                                                                                             16,463,209      467,796      16,931,005

                                          HEALTHCARE SERVICES - 0.61%
     46,700                       46,700  HCA, Inc.                                           1,942,253                    1,942,253
                                                                                           ------------                  -----------

                                          HOTELS & RESTAURANTS - 0.45%
     34,880                       34,880  Outback Steakhouse, Inc. (a)                        1,442,637                    1,442,637
                                                                                           ------------                  -----------

                                          INDUSTRIAL MACHINERY - 0.36%
     19,490                       19,490  Parker-Hannifin Corp.                               1,158,875                   1,158,875
                                                                                           ------------                  -----------

                                          INSURANCE - 3.73%
     18,760                       18,760  ACE, Ltd.                                             793,173                      793,173
    104,090        3,700         107,790  American International Group, Inc.                  7,419,535      263,736       7,683,271
     48,340                       48,340  Hartford Financial Services Group, Inc.             3,322,892                    3,322,892
                                                                                           ------------
                   3,000           3,000  Marsh & McLennan Companies, Inc.                                   136,140         136,140
                                                                                                           ---------     -----------
                                                                                             11,535,600      399,876      11,935,476
                                          INTERNET RETAIL - 1.52%
     18,200                       18,200  eBay, Inc.                                          1,673,490                    1,673,490
    105,690                      105,690  InterActiveCorp *  (a)                              3,185,497                    3,185,497
                                                                                           ------------                  -----------
                                                                                              4,858,987                    4,858,987

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST - STRATEGIC GROWTH TRUST
JOHN HANCOCK TRUST - U.S. GLOBAL LEADERS GROWTH TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2004
(UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL VALUE OF INVESTMENTS)

                U.S.GLOBAL                                                                                  U.S.GLOBAL
  STRATEGIC   LEADERS GROWTH   PROFORMA                                                     STRATEGIC    LEADERS GROWTH   PROFORMA
GROWTH TRUST      TRUST        COMBINED                                                    GROWTH TRUST      TRUST        COMBINED
------------      -----        --------                                                    ------------      -----        --------
          SHARES/PRINCIPAL AMOUNT                        SECURITY DESCRIPTION                                VALUE
          -----------------------                        --------------------                                -----
                                          INTERNET SOFTWARE - 5.02%
     43,210                       43,210  Akamai Technologies, Inc. *  (a)                 $    775,619                  $   775,619
    452,950                      452,950  Cisco Systems, Inc. *                              10,734,915                   10,734,915
     34,920                       34,920  Networks Associates, Inc. *                           633,100                      633,100
     89,200                       89,200  Symantec Corp.                                      3,905,176                    3,905,176
                                                                                           ------------                  -----------
                                                                                             16,048,810                   16,048,810
                                          LEISURE TIME - 2.50%
     99,000                       99,000  Carnival Corp.                                      4,653,000                    4,653,000
     47,200                       47,200  Royal Caribbean Cruises, Ltd.  (a)                  2,048,952                    2,048,952
     50,300                       50,300  The Walt Disney Company                             1,282,147                    1,282,147
                                                                                           ------------                  -----------
                                                                                              7,984,099                    7,984,099
                                          LIFE SCIENCES - 0.40%
     27,100                       27,100  Waters Corp. *                                      1,294,838                    1,294,838
                                                                                           ------------                  -----------

                                          MANUFACTURING - 3.22%
     33,800                       33,800  Danaher Corp.                                       1,752,530                    1,752,530
     10,380                       10,380  Eaton Corp.                                           672,001                      672,001
     18,640                       18,640  Illinois Tool Works, Inc.                           1,787,390                    1,787,390
    183,910                      183,910  Tyco International, Ltd.                            6,094,777                    6,094,777
                                                                                           ------------                  -----------
                                                                                             10,306,698                   10,306,698

                                          PHARMACEUTICALS - 8.80%
    124,620                      124,620  Abbott Laboratories                                 5,079,511                    5,079,511
     89,000                       89,000  Elan Corp. PLC, ADR *  (a)                          2,201,860                    2,201,860
     75,100                       75,100  Eli Lilly & Company                                 5,250,241                    5,250,241
     58,350                       58,350  Gilead Sciences, Inc. *                             3,909,450                    3,909,450
    182,484        7,900         190,384  Pfizer, Inc.                                        6,255,551    $ 270,812       6,526,363
                                                                                                           ---------
    143,210                      143,210  Wyeth                                               5,178,474                    5,178,474
                                                                                           ------------                  -----------
                                                                                             27,875,087      270,812      28,145,899
                                          RETAIL TRADE - 7.83%
     29,800                       29,800  Best Buy Company, Inc.                              1,512,052                    1,512,052
     56,300                       56,300  Circuit City Stores-Circuit City Group                729,085                      729,085
     76,220                       76,220  CVS Corp.                                           3,202,764                    3,202,764
     64,990                       64,990  Hot Topic, Inc.  (a)                                1,331,645                    1,331,645
    111,540                      111,540  Kohl's Corp. *                                      4,715,911                    4,715,911
     64,550                       64,550  Pacific Sunwear of California, Inc.  (a)            1,263,244                    1,263,244
    137,490                      137,490  Rite Aid Corp. *  (a)                                 717,698                      717,698
     56,900       11,000          67,900  Staples, Inc.                                       1,667,739      322,410       1,990,149
    108,330                      108,330  Target Corp.                                        4,600,775                    4,600,775
     81,960        4,000          85,960  Wal-Mart Stores, Inc.                               4,324,210      211,040       4,535,250
                                                                                           ------------
                   7,500           7,500  Home Depot, Inc.                                                   264,000         264,000
                   4,900           4,900  Tiffany & Company (a)                                              180,565         180,565
                                                                                                           ---------     -----------
                                                                                             24,065,123      978,015      25,043,138

                                          SEMICONDUCTORS - 7.04%
     94,580                       94,580  Analog Devices, Inc.                                4,452,827                    4,452,827
     95,300                       95,300  Applied Materials, Inc. *                           1,869,786                    1,869,786
     54,670                       54,670  Linear Technology Corp.                             2,157,825                    2,157,825
     62,020                       62,020  Marvell Technology Group, Ltd.                      1,655,934                    1,655,934
     33,320                       33,320  Maxim Integrated Products, Inc.                     1,746,634                    1,746,634
     54,130                       54,130  Novellus Systems, Inc. *                            1,701,847                    1,701,847
     34,600                       34,600  NVIDIA Corp. *                                   $    709,300                      709,300
    205,000                      205,000  PMC-Sierra, Inc. *                                  2,941,750                    2,941,750
     93,980                       93,980  Texas Instruments, Inc.                             2,272,436                    2,272,436
     90,610                       90,610  Xilinx, Inc.                                        3,018,219                    3,018,219
                                                                                           ------------                  -----------
                                                                                             22,526,558                   22,526,558

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST - STRATEGIC GROWTH TRUST
JOHN HANCOCK TRUST - U.S. GLOBAL LEADERS GROWTH TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2004
(UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL VALUE OF INVESTMENTS)

                U.S.GLOBAL                                                                                  U.S.GLOBAL
  STRATEGIC   LEADERS GROWTH   PROFORMA                                                     STRATEGIC    LEADERS GROWTH   PROFORMA
GROWTH TRUST      TRUST        COMBINED                                                    GROWTH TRUST      TRUST        COMBINED
------------      -----        --------                                                    ------------      -----        --------
          SHARES/PRINCIPAL AMOUNT                        SECURITY DESCRIPTION                                VALUE
          -----------------------                        --------------------                                -----
                                          SOFTWARE - 8.40%
     50,300                       50,300  Ascential Software Corp. *  (a)                  $    804,297                 $    804,297
     64,810                       64,810  BEA Systems, Inc. *                                   532,738                      532,738
    103,200                      103,200  Computer Associates International, Inc.             2,895,792                    2,895,792
     16,090                       16,090  Manhattan Associates, Inc. *  (a)                     496,859                      496,859
     61,590                       61,590  Mercury Interactive Corp. *  (a)                    3,069,030                    3,069,030
    449,920       10,500         460,420  Microsoft Corp.                                    12,849,715    $ 299,880      13,149,595
                                                                                                           ---------
    277,740                      277,740  Oracle Corp. *                                      3,313,438                    3,313,438
    112,900                      112,900  Red Hat, Inc. *                                     2,593,313                    2,593,313
                                                                                           ------------                 ------------
                                                                                             26,555,182      299,880      26,855,062

                                          TELECOMMUNICATIONS EQUIPMENT & SERVICES - 5.44%
     55,820                       55,820  ADTRAN, Inc.  (a)                                   1,862,714                    1,862,714
     83,270                       83,270  Amdocs, Ltd. *                                      1,951,016                    1,951,016
    113,610                      113,610  Andrew Corp. *  (a)                                 2,273,336                    2,273,336
    136,000                      136,000  Comverse Technology, Inc. *  (a)                    2,711,840                    2,711,840
    198,870                      198,870  Corning, Inc. *                                     2,597,242                    2,597,242
    142,900                      142,900  Lucent Technologies, Inc. *  (a)                      540,162                      540,162
     56,560                       56,560  Nokia Oyj-sponsored ADR                               822,382                      822,382
    282,350                      282,350  Nortel Networks Corp. *                             1,408,927                    1,408,927
    107,700                      107,700  Telefonaktiebolaget LM Ericsson, ADR *  (a)         3,222,384                    3,222,384
                                                                                           ------------                 ------------
                                                                                             17,390,003                   17,390,003

                                          TELEPHONE - 0.18%
     32,185                       32,185  Sprint Corp. (FON Group)                              566,456                      566,456
                                                                                           ------------                 ------------

                                          TRAVEL SERVICES - 1.65%
    102,680                      102,680  American Express Company                            5,275,698                    5,275,698
                                                                                           ------------                 ------------

                                          TRUCKING & FREIGHT - 1.93%
     37,120                       37,120  Fedex Corp.                                         3,032,333                    3,032,333
     38,320        3,600          41,920  United Parcel Service, Inc., Class B                2,880,514      270,612       3,151,126
                                                                                           ------------     --------    ------------
                                                                                              5,912,847      270,612       6,183,459

                                          ------------------------------------------------------------------------------------------
                                          TOTAL COMMON STOCKS (Cost $288,888,142)          $302,571,268  $ 5,204,342    $307,775,610
                                          ------------------------------------------------------------------------------------------

                                          PREFERRED STOCKS - 0.95%

                                          BROADCASTING - 0.95%
     92,700                       92,700  The News Corp., Ltd., ADR                        $  3,047,976                 $  3,047,976
                                                                                           ------------                 ------------

                                          ------------------------------------------------------------------------------------------
                                          TOTAL PREFERRED STOCKS (Cost $3,247,248)         $  3,047,976                 $  3,047,976
                                          ------------------------------------------------------------------------------------------

                                          SHORT TERM INVESTMENTS - 14.66%

                                          Federal National Mortgage Association Discount
                                           Notes
 23,587,000                   23,587,000  1.25% due 07/01/2004                             $ 23,587,000                 $ 23,587,000
 22,722,804      560,050      23,282,854  State Street Navigator Securities Lending Prime
                                           Portfolio (b)                                     22,722,804  $   560,050      23,282,854
                                                                                           ------------  -----------    ------------

                                          ------------------------------------------------------------------------------------------
                                          TOTAL SHORT TERM INVESTMENTS (Cost $46,869,854)  $ 46,309,804  $   560,050    $ 46,869,854
                                          ------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST - STRATEGIC GROWTH TRUST
JOHN HANCOCK TRUST - U.S. GLOBAL LEADERS GROWTH TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2004
(UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL VALUE OF INVESTMENTS)

                U.S.GLOBAL                                                                                U.S.GLOBAL
  STRATEGIC   LEADERS GROWTH   PROFORMA                                                   STRATEGIC    LEADERS GROWTH  PROFORMA
GROWTH TRUST      TRUST        COMBINED                                                  GROWTH TRUST      TRUST       COMBINED
------------      -----        --------                                                  ------------      -----       --------
          SHARES/PRINCIPAL AMOUNT                      SECURITY DESCRIPTION                                VALUE
          -----------------------                      --------------------                                -----
                                        REPURCHASE AGREEMENTS - 0.11%

                                        Repurchase Agreement with State Street Corp.
                                         dated 06/30/2004 at 0.35% to be repurchased at
                                         $336,003 on 07/01/2004, collateralized
                                         by $265,000 U.S. Treasury Bonds, 8% due
                                         11/15/2021 (valued at $348,019, including
                 336,000       336,000   interest).                                                   $    336,000   $   336,000
                                                                                                      ------------   -----------

                                        ----------------------------------------------------------------------------------------
                                        TOTAL REPURCHASE AGREEMENTS  (Cost $336,000)                  $    336,000   $   336,000
                                        ----------------------------------------------------------------------------------------

                                        TOTAL INVESTMENTS (COST $339,341,224) 111.98%   $351,929,048  $  6,100,392   $358,029,440
                                        LIABILITIES IN EXCESS OF OTHER ASSETS-(11.98)%  $(37,548,262) $   (721,707)  $(38,292,071)++
                                                                                        -----------------------------------------
                                        TOTAL NET ASSETS - 100.00%                      $314,380,786  $  5,378,685   $319,737,369
                                                                                        =========================================

Key to Security Abbreviations and Legend

   ADR        - American Depository Receipts
   GDR        - Global Depository Receipts
   PLC        - Public Limited Company

*   Non-income producing

(a) At June 30, 2004 all or a portion of this security was out on loan

(b) Investment in an affiliate of the Trust's custodian bank

++ Includes an adjustment to reflect estimated one-time proxy, legal and other expenses of the reorganization. These estimated expenses are $21,730 and $372 in Strategic Growth and U.S. Global Leaders Growth, respectively.

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

1. BASIS OF COMBINATION. The Pro Forma Combining Schedule of Portfolio Investments, Statements of Assets and Liabilities and Statements of Operations reflect the accounts of the Strategic Growth ("Strategic Growth") and U.S. Global Leaders Growth ("U.S. Global Leaders Growth") Trusts, two of seventy-nine investment Portfolios offered by the John Hancock Trust (the "Trust") at and for the twelve month period ended June 30, 2004. These statements have been derived from the books and records of each Portfolio utilized in calculating daily net asset value at June 30, 2004.

The Pro Forma statements reflect the proposed transfer of the assets and liabilities of Strategic Growth in exchange for shares of U.S. Global Leaders Growth. Under generally accepted accounting principles in the United States of America ("GAAP"), U.S. Global Leaders Growth will be the surviving entity for accounting purposes. The Pro Forma financial statements have been adjusted to reflect the anticipated fee arrangements for the surviving entity and do reflect the expenses of each of these Portfolios in carrying out their obligations under the Agreement and Plan of Reorganization. If approved by shareholders, the reorganization is expected to occur as of the close of regularly scheduled trading on the New York Stock Exchange on April 29, 2005.

The Pro Forma Combining Schedule of Portfolio Investments, Statements of Assets and Liabilities and Statements of Operations should be read in conjunction with the historical financial statements of Strategic Growth and U.S. Global Leaders Growth incorporated by reference in the Statement of Additional Information.

As of June 30, 2004, all of the securities held by Strategic Growth would comply with the compliance guidelines and/or investment restrictions of U.S. Global Leaders Growth.

Shares of the Portfolios are presently offered only to: Separate Accounts A, H, I, L, M, N and in the case of certain Portfolios, to unregistered separate accounts issued by The Manufacturers Life Insurance Company (U.S.A.) ("Manulife USA") and to Separate Accounts A and B and in the case of certain Portfolios, to unregistered separate accounts issued by The Manufacturers Life Insurance Company of New York ("Manulife New York") and in the case of Series III shares, to certain qualified pension and retirement plans. Manulife USA and Manulife New York are indirect wholly owned subsidiaries of The Manufacturers Life Insurance Company ("Manulife"), which in turn is a wholly owned subsidiary of Manulife Financial Corporation, a publicly traded company. Manulife Financial Corporation and its subsidiaries are known collectively as "Manulife Financial". Manulife New York is a wholly owned subsidiary of Manulife USA.

Manufacturers Securities Services, LLC ("MSS"), a Delaware limited liability company controlled by Manulife USA, serves as investment adviser for the Trust and Manulife Financial Securities, LLC ("MFS") a Delaware limited liability company controlled by Manulife USA, serves as principal underwriter of the variable contracts issued by Manulife USA and Manulife New York.

The Trust offers three classes of shares. Series I, Series II and Series III shares are the same, except for differences in class expenses and voting rights with respect to its distribution plan.

Pro Forma Adjustments:

      (A) Adjustment to reflect estimated one-time proxy, legal and other expenses of the reorganization. These estimated expenses are $21,730 and $372 in Strategic Growth and U.S. Global Leaders Growth, respectively.

      (B) Adjustment to reflect amount allocated to capital shares ($0.01 par value) for shares redeemed in reorganization.

      (C) Adjustment to reflect the reduction in net assets due to the estimated expense of the reorganization.

      (D) Adjustment to reflect the decrease in outstanding shares relative to Net Asset Value upon reorganization.

      (E) Adjustment to reflect the change in advisory fees upon reorganization.

      (F) Adjustment to reflect the change in 12b-1 distribution fees upon reorganization.

      (G)   Adjustment to reflect the reduction in expense upon reorganization.

2. SIGNIFICANT ACCOUNTING POLICIES. The policies described below are followed by the Trust in the preparation of the financial statements. The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

SECURITY VALUATION. The net asset value of the shares of each portfolio is determined once daily as of the close of day-time trading of the New York Stock Exchange. Securities held by Money Market and short term instruments with remaining maturities of 60 days or less held by the other Portfolios of the Trust are valued at amortized cost, which approximates market value. All other securities held by the Portfolios are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on a principal securities exchange (domestic or foreign) or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Portfolio securities for which there are no such quotations, principally debt securities, are valued on the basis of the valuation provided by a pricing service, which utilizes both dealer-supplied and electronic data processing techniques.

Other assets and securities for which no such quotations are readily available are valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange. The values of such securities used in computing the net asset value of a portfolio's shares are generally determined as of such times.

Occasionally, events that affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange. In such event, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

JOHN HANCOCK TRUST
NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED) - CONTINUED

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

FEDERAL INCOME TAXES. The Portfolios' policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. Each Portfolio of the Trust is treated as a separate taxpayer for federal income tax purposes.

                                     PART C

                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION

      Sections 6.4 and 6.5 of the Agreement and Declaration of Trust of the Registrant provide that the Registrant shall indemnify each of its Trustees and officers against all liabilities, including, but not limited to, amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and against all expenses, including, but not limited to, accountants and counsel fees, reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Trustee or officer may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, except that indemnification shall not be provided if it shall have been finally adjudicated in a decision on the merits by the court or other body before which the proceeding was brought that such Trustee or officer (i) did not act in good faith in the reasonable belief that his or her action was in the best interests of the Registrant or (ii) is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION*
                  * Unless otherwise stated, all filing references are to File No. 2-94157.

1(a)              Registrant's Agreement and Declaration of Trust, dated
                  September 29, 1988 is incorporated by reference to Exhibit
                  (1)(a) to Post-Effective Amendment No. 31 filed April 25,
                  1996.

1(b) Establishment and Designation of Additional Series of Shares of Beneficial Interest --Redesignation of the Series of Shares known as the "Convertible Securities Trust" to the "U.S.
                  Government Bond Trust," dated May 1, 1989 is incorporated by reference to Exhibit (1)(b) to Post-Effective Amendment No. 31 filed April 25, 1996.

1(c) Establishment and Designation of Additional Series of Shares of Beneficial Interest -- Conservative, Moderate and
                  Aggressive Asset Allocation Trusts, dated May 1, 1989 is incorporated by reference to Exhibit (1)(c) to Post-Effective
                  Amendment No. 31 filed April 25, 1996.

1(d) Establishment and Designation of Additional Series of Shares of Beneficial Interest -- Growth &Income Trust, dated February
                  1, 1991 is incorporated by reference to Exhibit (1)(d) to Post-Effective Amendment No. 31 filed April 25, 1996.

1(e) Establishment and Designation of Additional Series of Shares of Beneficial Interest -- Redesignation of the Series of
                  Shares known as the "Bond Trust" to the "Investment Quality
                  Bond Trust," dated April 16, 1991 is incorporated by reference to Exhibit (1)(e) to Post-Effective Amendment No. 31 filed
                  April 25, 1996.

1(f) Establishment and Designation of Additional Series of Shares of Beneficial Interest Redesignation of the Series of Shares known as the "U.S. Government Bond Trust" to the "U.S.
                  Government Securities Trust," dated June 14, 1991 is incorporated by reference to Exhibit (1)(f) to Post-Effective
                  Amendment No. 31 filed April 25, 1996.

1(g) Establishment and Designation of Additional Series of Shares of Beneficial Interest -- Pasadena Growth Trust, Growth Trust and Strategic Income Trust, dated August 7, 1992 is incorporated by reference to Exhibit (1)(g) to Post-Effective
                  Amendment No. 31 filed April 25, 1996.

1(h) Establishment and Designation of Additional Series of Shares of Beneficial Interest -- Redesignation of the Series of
                  Shares known as the "Strategic Income Trust" to the "Strategic
                  Bond Trust" and the Series of Shares known as the "Growth
                  Trust" to the "Value Equity Trust" dated April 4, 1993 is incorporated by reference to Exhibit (1)(h) to Post-Effective
                  Amendment No. 31 filed April 25, 1996.

1(i) Establishment and Designation of Additional Series of Shares of Beneficial Interest -- International Growth and Income
                  Trust, dated December 28, 1994 is incorporated by reference to Exhibit (1)(i) to Post-Effective Amendment No. 31 filed on
                  April 25, 1996.

1(j) Establishment and Designation of Additional Series of Shares of Beneficial Interest -- Small/ Mid Cap Trust, dated February
                  1, 1996 is incorporated by reference to Exhibit (1)(j) to Post-Effective Amendment No. 34 filed October 4, 1996.

1(k) Establishment and Designation of Additional Series of Shares of Beneficial Interest -- International Small Cap Trust, dated
                  February 1, 1996 is incorporated by reference to Exhibit
                  (1)(k) to Post-Effective Amendment No. 34 filed October 4,
                  1996.

1(l) Establishment and Designation of Additional Series of Shares of Beneficial Interest -- Growth Trust, dated July 9, 1996 is incorporated by reference to Exhibit (1)(l) to Post-Effective
                  Amendment No. 34 filed October 4, 1996.

1(m) Establishment and Designation of Additional Series of Shares of Beneficial Interest -- Value Trust, High Yield Trust,
                  International Stock Trust, Science &Technology Trust, Balanced
                  Trust, Worldwide Growth Trust, Emerging Growth Trust, Pilgrim
                  Baxter Growth Trust, Pacific Rim Emerging Markets Trust, Real
                  Estate Securities Trust, Capital Growth Bond Trust, Equity
                  Index Trust, Common Stock Trust, Lifestyle Conservative 280
                  Trust, Lifestyle Moderate 460 Trust, Lifestyle Balanced 640
                  Trust, Lifestyle Growth 820 Trust, Lifestyle Aggressive 1000
                  Trust -- and Redesignation of the Series of Shares known as the "Pasadena Growth Trust" to the "Blue Chip Growth Trust" and the Series of Shares known as the "Value Equity Trust" to the "Equity-Income Trust" is incorporated by reference to Exhibit (1)(m) to Post-Effective Amendment No. 35 filed
                  December 18, 1996.

1(n) Establishment and Designation of Additional Series of Shares of Beneficial Interest -- Small Company Value Trust, dated
                  September 30, 1997 is incorporated by reference to Exhibit
                  (1)(m) to Post-Effective Amendment No. 39 filed March 2, 1998.

1(o) Amendment to the Agreement and Declaration of Trust (name change) is incorporated by reference to Exhibit (1)(n) to Post-Effective Amendment No. 39 filed March 2, 1998.

1(p)              Form of Establishment and Designation of Additional Series of
                  Shares of Beneficial Interest for the Small Company Blend,
                  U.S. Large Cap Value, Total Return, International Value and
                  Mid Cap Stock -- previously filed as exhibit (a)(15) to Post-Effective Amendment No. 41 filed on March 1, 1999.

1(q)              Form of Establishment and Designation of Additional Shares of
                  Beneficial Interest for the Dynamic Growth, Internet
                  Technologies, Tactical Allocation, 500 Index, Mid Cap Index,
                  Small Cap Index, Total Stock Market Index and International
                  Index Trusts -- previously filed as exhibit (a)(17) to Post-Effective Amendment No. 42 filed on March 1, 2000.

1(r)              Form of Establishment and Designation of Additional Series of
                  Beneficial Interest for the Capital Appreciation Trust -- previously filed as exhibit (a)(18) to Post-Effective
                  Amendment No. 43 filed on August 17, 2000.

1(s)              Form of Establishment and Designation of Additional Series of
                  Shares of Beneficial Interest for the new portfolios to be added April 30, 2001 -- previously filed as Exhibit (a)(19) to
                  Post-Effective Amendment No. 45 filed on February 9, 2001.

1(t)              Form of Establishment and Designation of Additional Series of
                  Shares of Beneficial Interest for the new portfolios to be added July 16, 2001 -- previously filed as Exhibit (a)(20) to
                  Post-Effective Amendment No. 47 filed May 1, 2001.

1(u)              Form of Establishment and Designation of Classes of Shares
                  --previously filed as Exhibit a(20) to Post-Effective
                  Amendment No. 47 filed on May 1, 2001.

1(v)              Form of Establishment and Designation of Additional Series of
                  Shares of Beneficial Interest for American Growth Trust,
                  American International Trust, American Growth-Income Trust and
                  American Blue Chip Income and Growth Trust -- previously filed as Exhibit (a)(25) to Post-Effective Amendment No. 58 filed on
                  May 9, 2003.

1(w)              Form of Establishment and Designation of Additional Classes of
                  Shares -- previously filed as Exhibit a(22) to Post-Effective
                  Amendment No. 56 filed on February 14, 2003.

1(x)              Form of Establishment and Designation of Additional Series of
                  Shares of Beneficial Interest for each new portfolio of the Trust to be added May 1, 2003 -- previously filed as Exhibit
                  (a)(23) to Post-Effective Amendment No. 57 filed on April 22,
                  2003.

1(y) Form of Redesignation of Name for Certain Portfolios - previously filed as Exhibit (a)(24) to Post-Effective
                  Amendment No. 57 filed on April 22, 2003.

1(z)              Form of Establishment and Designation of Additional Series of
                  Shares of Beneficial Interest for Great Companies--America
                  Trust -- previously filed as Exhibit (a)(25) to Post-Effective
                  Amendment No. 59 filed on May 14, 2003.

1(a)(a)           Form of Establishment and Designation of Additional Series of
                  Shares of Beneficial Interest (additional Lifestyle Trusts and additional new portfolios for May 1, 2004) - Previously filed as exhibit (a)(26) to post effective amendment No. 60 filed on February 13, 2004.

1(b)(b)           Form of Redesignation of Name for Lifestyle Trusts -
                  Previously filed as exhibit (a)(27) to post effective amendment No. 60 filed on February 13, 2004.

1(c)(c)           Form of Establishment and Designation of Additional
                  Information Series of Shares - Previously filed as Exhibit
                  (a)(28) to Post Effective Amendment No. 62 filed on November
                  4, 2004.

1(d)(d)           Form of Establishment and Designation of Additional Class of
                  Shares - NAV shares Previously filed as Exhibit (a)(29) to
                  Post Effective Amendment No. 62 filed on November 4, 2004.

1(e)(e)           Form of Establishment and Designation of Additional Class of
                  Shares Series IIIA Shares -

                  Previously filed as Exhibit (a)(29)(a) to Post Effective
                  Amendment No. 62 filed on November 4, 2004.

1(f)(f)           Form of Redesignation of Name of Trust - Previously filed as
                  Exhibit (a)(30) to Post Effective Amendment No. 62 filed on
                  November 4, 2004.

2                 Registrant's By-Laws are incorporated by reference to Exhibit
                  (2) to Post-Effective Amendment No. 38 filed September 17,
                  1997.

3                 Not Applicable.

4 Form of Agreement and Plan of Reorganization (filed herewith as Exhibit A to the Proxy Statement/Prospectus).

5.                Included in Exhibits 1 and 2 hereto.

6(a)              Amended and Restated Advisory Agreement between Manufacturers
                  Investment Trust and Manufacturers Securities Services, LLC -- previously filed as Exhibit (d)(1) to Post-Effective Amendment
                  No. 41 filed March 1, 1999.

6(b) Form of Amendment to Amended and Restated Advisory Agreement between Manufacturers Investment Trust and Manufacturers
                  Securities Services, LLC -- previously filed as Exhibit
                  (a)(17) to Post Effective Amendment No. 42 filed on March 1,
                  2000.

6(c) Form of Amendment to Amended and Restated Advisory Agreement between Manufacturers Investment Trust and Manufacturers
                  Securities Services, LLC regarding the Capital Appreciation
                  Trust - previously filed as Exhibit (d)(1)(b) to Post
                  Effective Amendment No. 43 filed on August 17, 2000.

6(d) Form of Amendment to Amended and Restated Advisory Agreement between Manufacturers Investment Trust and Manufacturers
                  Securities Services, LLC regarding the new portfolios to be added April 30, 2001 -- previously filed as Exhibit (d) (1)
                  (C) to Post Effective Amendment No. 45 filed on February 9,
                  2001.

6(e) Form of Amendment to Amended and Restated Advisory Agreement between Manufacturers Investment Trust and Manufacturers
                  Securities Services, LLC regarding the new portfolios to be added July 16, 2001 -- previously filed as Exhibit (d)(1) (C) to Post-Effective Amendment No. 47 filed on May 1, 2001.

6(e)(1) Form of Amendment to Amended and Restated Advisory Agreement between Manufacturers Investment Trust and Manufacturers
                  Securities Services, LLC regarding the new portfolios to be added May 1, 2003 -- previously filed as Exhibit (d)(1) (D) to
                  Post-Effective Amendment No. 57 filed on April 22, 2003.

6(f)              Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Wellington Management Company LLP -- previously filed as Exhibit (d)(2) to Post-Effective Amendment
                  No. 41 filed March 1, 1999.

6(g)              Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Salomon Brothers Asset Management Inc. is incorporated by reference to Exhibit 5(b)(iii) to Post-Effective Amendment No. 39 filed March 2, 1998.

6(h)              Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Founders Asset Management LLC -- previously filed as Exhibit (5)(b)(vi) to Post- Effective Amendment No.
                  40 filed April 30, 1998.

6(i)              Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and T. Rowe Price Associates, Inc. -- previously filed as Exhibit (d)(8) to Post-Effective Amendment No. 41 filed March 1, 1999.

6(j)              Form of Subadvisory Agreement between NASL Financial Services,
                  Inc. and Rowe Price-Fleming International, Inc. adding the
                  International Stock Trust -- previously filed as Exhibit
                  (5)(b)(xiv) to Post-Effective Amendment No. 34 filed on
                  October 4, 1996.

6(k)              Subadvisory Agreement between NASL Financial Services, Inc.
                  and Morgan Stanley Asset Management, Inc. dated October 1,
                  1996 providing for the Global Equity Trust -- previously filed as Exhibit (5)(b)(xv) to Post-Effective Amendment No. 35 filed on December 18, 1996.

6(l)              Subadvisory Agreement between NASL Financial Services, Inc.
                  and Miller Anderson & Sherrerd, LLP dated October 1, 1996 adding the Value and High Yield Trusts -- previously filed as Exhibit (5)(b)(xvi) to Post-Effective Amendment No. 35 filed on December 18, 1996.

6(m)              Form of Subadvisory Agreement between NASL Financial Services,
                  Inc. and Manufacturers Adviser Corporation dated October 1,
                  1996 providing for the Money Market Trust -- previously filed as Exhibit (5)(b)(xviii) to Post-Effective Amendment No. 34 filed on October 4, 1996.

6(n)              Form of Amendment to Subadvisory Agreement between NASL
                  Financial Services, Inc. and Manufacturers Adviser Corporation dated December 31, 1996 adding the Pacific Rim Emerging
                  Markets, Common Stock, Real Estate Securities, Equity Index,
                  Capital Growth Bond, Lifestyle Conservative 280, Lifestyle
                  Moderate 460, Lifestyle Balanced 640, Lifestyle Growth 820 and
                  Lifestyle Aggressive 1000 Trusts -- previously filed as
                  Exhibit (5)(b)(xx) to Post-Effective Amendment No. 35 filed on
                  December 18, 1996.

6(o)              Form of Amendment to Subadvisory Agreement between NASL
                  Financial Services, Inc. and Manufacturers Adviser Corporation regarding the Lifestyle Trusts -- previously filed as Exhibit
                  (d)(11)(a) to Post-Effective Amendment No. 42 filed on March
                  1, 2000.

6(p)              Form of Subadvisory Consulting Agreement between Manufacturers
                  Adviser Corporation and State Street Global Advisors regarding the Lifestyle Trusts -- previously filed as Exhibit (a)(17) to Post-Effective Amendment No. 42 filed on March 1, 2000.

6(q)              Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Fidelity Management Trust Company -- previously filed as Exhibit (d)(14) to Post-Effective
                  Amendment No. 41 filed on March 1, 1999.

6(r)              Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and AXA Rosenberg Investment Management LLC -- previously filed as Exhibit (d)(15) to Post-Effective
                  Amendment No. 41 filed on March 1, 1999

6(s)              Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and A I M Capital Management, Inc. -- previously filed as Exhibit (d)(16) to Post-Effective Amendment No. 41 filed on March 1, 1999.

6(t)              Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Capital Guardian Trust Company -- previously filed as Exhibit (d)(17) to Post-Effective Amendment No. 41 filed on March 1, 1999.

6(u)              Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Franklin Advisers, Inc. -- previously filed as Exhibit (d)(18) to Post-Effective Amendment

                  No. 41 filed on March 1, 1999.

6(v)              Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Pacific Investment Management Company -- previously filed as Exhibit (d)(19) to Post-Effective
                  Amendment No. 41 filed on March 1, 1999.

6(w)              Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and State Street Global Advisors -- previously filed as Exhibit (d)(20) to Post-Effective Amendment No. 41 filed on March 1, 1999.

6(x)              Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Templeton Investment Counsel, Inc. -- previously filed as Exhibit (d)(21) to Post-Effective
                  Amendment No. 41 filed on March 1, 1999

6(y)              Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Jennison Associates LLC -- previously filed as Exhibit (d)(20) to Post-Effective Amendment No. 43 filed on
                  August 17, 2000

6(z)              Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and (a) Cohen and Steers, (b) Dreyfus, (c) MFS,
                  (d) Davis Select, (e) INVESCO, (f) Lord Abbett, (g) Putnam,
                  (h) FMR and (i) SSgA Funds Management (2 agreements)
                  --previously filed as Exhibit (d)(2) to Post-Effective
                  Amendment No. 46 filed on April 12, 2001.

6(a)(a)           Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and (a) Allegiance Capital, (b) Kayne Anderson,
                  (c) Lazard Asset Management, (d) Navellier Management, (e)
                  Rorer Asset Management, (f) Roxbury Capital Management
                  --previously filed as Exhibit (d) (22) to Post-Effective
                  Amendment No. 47 filed on May 1, 2001.

6(b)(b)           Form of Subadvisory Agreement Amendment between Manufacturers
                  Securities Services, LLC and (a) AIM, (b) Capital Guardian,
                  (c) Founders, (d) Franklin Advisors, (e) Janus, (f) MAC, (g)
                  Miller Anderson, (h) Munder, (i) SBAM, (k) SsgA Funds
                  Management, (l) T. Rowe Price -- previously filed as Exhibit
                  (d)(23) to Post-Effective Amendment No. 48 filed on March 1,
                  2002.

6(c)(c)           Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Deutsche Asset Management, Inc. -- previously filed as Exhibit 6(c)(c) to Registrant's registration statement on Form N-14 filed January 31, 2003
                  (File No. 333-102861).

6(d)(d)           Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Deutsche Asset Management Investment
                  Services Limited, Inc. -- previously filed as Exhibit 6(d)(d) to Registrant's registration statement on Form N-14 filed
                  January 31, 2003 (File No. 333-102861).

6(e)(e)           Form of Subadvisory Consulting Agreement between MFC Global
                  Investment Management (U.S.A.) Limited and Deutsche Asset
                  Management, Inc. - previously filed as Exhibit 6(e)(e) to
                  Registrant's registration statement on Form N-14 filed January
                  31, 2003 (File No. 333-102861).

6(f)(f)           Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Great Companies, L.L.C. - Previously filed as Exhibit (d)(24) to Post Effective Amendment No. 60 filed on
                  February 13, 2004.

6(g)(g)           Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Salomon Brothers Asset Management, Inc. - previously filed as Exhibit D to Registrant's Information
                  Statement pursuant to Section 14(c) of the Securities Exchange
                  Act of 1934 filed on May 19, 2003.

6(h)(h)           Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Lord Abbett &Co. - previously filed as
                  Exhibit E to Registrant's Information Statement pursuant to
                  Section 14(c) of the Securities Exchange Act of 1934 filed on
                  May 19, 2003.

6(i)(i)           Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Templeton Investment Counsel, Inc. - previously filed as Exhibit F to Registrant's Information
                  Statement pursuant to Section 14(c) of the Securities Exchange
                  Act of 1934 filed on May 19, 2003.

6(j)(j)           Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Templeton Global Advisors, Limited - previously filed as Exhibit B to Registrant's Information
                  Statement pursuant to Section 14(c) of the Securities Exchange
                  Act of 1934 filed on January 26, 2004.

6(k)(k)           Form of Subadvisory Agreement - Fund Asset Management, L.P. -
                  Previously filed as exhibit (d)(25) to Post-Effective
                  Amendment No. 60 filed on February 13, 2004.

6(l)(l)           Form of Amendment No. 1 to Subadvisory Agreement - MFC Global
                  Asset Management (U.S.A.) - Previously filed as exhibit
                  (d)(26) to Post-Effective Amendment No. 60 filed on February
                  13, 2004.

6(m)(m)           Form of Amendment No. 1 to Subadvisory Consulting Agreement -
                  Deutsche Asset Management - Previously filed as exhibit
                  (d)(27) to Post-Effective Amendment No. 60 filed on February
                  13, 2004.

6(n)(n)           Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and (a) American Century, (b) Legg Mason, (c)
                  Pzena, (d) Sustainable Growth Advisors -- Previously filed as exhibit (a)(28) to Post-Effective Amendment No. 60 filed on
                  February 13, 2004.

6(o)(o)           Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and (a) SSgA Funds Management, Inc. (b)
                  Declaration Management & Research LLC and (c) Independence
                  Investment LLC - Previously filed as exhibit (a)(29) to
                  Post-Effective Amendment No. 60 filed on February 13, 2004.

7(a)              Form of Distribution Agreement between Manufacturers
                  Investment Trust and Manulife Financial Services LLC -- previously filed as exhibit (e) to Post-Effective Amendment
                  No. 60 filed on February 13, 2004.

7(b)              Form of Amendment to Distribution Agreement dated September
                  28, 2004 - Previously filed as Exhibit (e)(1) to
                  Post-Effective Amendment No. 62 filed on November 4, 2004.

8                 Not Applicable

9                 Custodian Agreement Between NASL Series Fund, Inc. and State
                  Street Bank and Trust Company, dated March 24, 1988 is incorporated by reference to Exhibit (2) to Post-Effective
                  Amendment No. 38 filed September 17, 1997.

10(a) Amended and Restated Class A and Class B Rule 12b-1 Plans (now referred as Series I and Series II 12b-1 Plans) - previously files as Exhibit (m) to Post-Effective Amendment No. 49 filed on July 19, 2002.

10(a)(1)          Rule 12b-1 Plan for Series III - previously filed as Exhibit
                  (n) to Post-Effective Amendment No. 57 filed on April 22,
                  2003.

10(a)(2) Amended and Restated Rule 12b-1 Plans for Series I, Series II and Series III; Rule 12b-1 Plan for Series IIIA (Lifestyle
                  Trusts only) - Previously filed as Exhibit (m)(2) to
                  Post-Effective Amendment No. 62 filed on November 4, 2004.

10(b)             Rule 18f-3 Plan -- previously filed as Exhibit (n) to
                  Post-Effective Amendment No. 48 filed on March 1, 2002.

10(b)(1)          Amended and Restated Rule 18f-3 Plan - Previously filed as
                  Exhibit (n)(2) to Post-Effective Amendment No. 57 filed on
                  April 22, 2003.

10(b)(2)          Amended and Restated Rule 18f-3 Plan - Previously filed as
                  Exhibit (n)(2) to Post-Effective Amendment No. 62 filed on
                  November 4, 2004.

11 Opinion and Consent of Betsy Anne Seel, Esq., regarding legality of issuance of shares and other matters - Filed herewith.

12 Form of Opinion of Dykema Gossett PLLC on tax matters- Filed herewith.

13                Not Applicable.

14(a)             Consent of PricewaterhouseCoopers LLP -- Filed herewith.

14(b)             Consent of Dykema Gossett PLLC - Filed herewith..

14(c)             Consent of Betsy Anne Seel - Included in Exhibit 11.

15                Not Applicable

16(a)             Powers of Attorney -- Don B. Allen, Charles L. Bardelis,
                  Samuel Hoar and Robert J. Myers, Trustees, dated September 27,
                  1996 is incorporated by reference to Exhibit (18)(b) to Post-Effective Amendment No. 38 filed September 17, 1997.

16(b) Power of Attorney -- John D. DesPrez III, President - previously filed as exhibit 18(e) to Post-Effective Amendment
                  No. 34 filed on October 4, 1996.

16(c)             Powers of Attorney -- John D. Richardson, Chairman of the
                  Board, and F. David Rowling, Trustee is incorporated by reference to Exhibit (18)(e) to Post-Effective Amendment No.
                  36 filed April 30, 1997.

16(d) Power of Attorney -- John D. DesPrez III, Trustee - previously filed as exhibit (a)(17) to Post-Effective Amendment No. 42 filed on March 1, 2000.

16(e)             Power of Attorney - James M. Oates, Trustee - Filed herewith.

17(a)             Prospectus of Manufacturers Investment Trust dated May 1, 2004
                  (as supplemented) -- previously filed.

17(b)             Statement of Additional Information of Manufacturers
                  Investment Trust dated January __, 2005 (filed as part of Part
                  B to the Registration Statement).

17(c) Annual Report of Manufacturers Investment Trust for the fiscal year ended December 31, 2003 -- previously filed on March 4,
                  2004.

17(d) Semi-Annual Report of Manufacturers Investment Trust for the six-month period ended June 30, 2004 - previously filed on September 10, 2004.

ITEM 17. UNDERTAKINGS

      (a) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

      (b) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant, Manufacturers Investment Trust, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 20th day of December, 2004.

                                     MANUFACTURERS INVESTMENT TRUST
                                     (Registrant)

                                     By:   /s/ James D. Gallagher
                                         ---------------------------------------
                                          James D. Gallagher, President

Attest:

  /s/ Betsy Anne Seel
-------------------------------------
Betsy Anne Seel, Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

                 *                   Trustee                                   **
 --------------------------------                                ------------------------------
           Don B. Allen                                                      (Date)

                 *                   Trustee                                   **
 --------------------------------                                ------------------------------
        Charles L. Bardelis                                                  (Date)

                 *                   Trustee                                   **
 --------------------------------                                ------------------------------
       John D. DesPrez, III                                                  (Date)

                 *                   Trustee                                   **
 --------------------------------                                ------------------------------
          James M. Oates                                                     (Date)

                 *                   Trustee and Chairman                      **
 --------------------------------                                ------------------------------
        John D. Richardson                                                   (Date)

                 *                   Trustee                                   **
 --------------------------------                                ------------------------------
          F. David Rowling                                                   (Date)

      /s/ James D. Gallagher         President                                 **
 --------------------------------    (Chief Executive Officer)   ------------------------------
        James D. Gallagher                                                   (Date)

         /s/ Gordon Shone            Senior Vice President and                 **
 --------------------------------    Chief Financial Officer     ------------------------------
           Gordon Shone                                                      (Date)

     * /s/ James D. Gallagher
 --------------------------------
        James D. Gallagher
Attorney-in-Fact Pursuant to Powers
            of Attorney

       **December 20, 2004

                         MANUFACTURERS INVESTMENT TRUST

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION OF EXHIBIT
-------           ----------------------
4                 Form of Agreement and Plan of Reorganization (filed herewith as Exhibit A to the Prospectus/Proxy Statement).

11 Opinion and Consent of Betsy Anne Seel, Esq., regarding legality of issuance of shares and other matters.

12                Form of Opinion of Dykema Gossett PLLC on tax matters.

14(a)             Consent of PricewaterhouseCoopers LLP

14(b)             Consent of Dykema Gossett PLLC.

16(e)             Power of Attorney - James M. Oates, Trustee.

17(b)             Statement of Additional Information of Manufacturers
                  Investment Trust dated January ___, 2005, as supplemented
                  (filed as part of Part B to the Registration Statement).